UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06557

RidgeWorth Funds

(Exact name of registrant as specified in charter)

RidgeWorth Capital Management, Inc. 3333 Piedmont Road NE, Suite 1500 Atlanta, GA 30305

(Address of principal executive offices)( Zip code)

(Name and Address of Agent for Service)	Copy to:

Julia Short RidgeWorth Funds 3333 Piedmont Road NE, Suite 1500 Atlanta, GA 30305	W. John McGuire, Esq. Thomas Harman, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Ave., NW Washington, DC 20004-2541

Registrant’s telephone number, including area code: 1-888-784-3863

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Item 1. Reports to Shareholders.

2012 ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2012

RidgeWorth Investments® is the trade name of RidgeWorth Capital Management, Inc.

TABLE OF CONTENTS

RIDGEWORTH FUNDS    March 31, 2012

†	Effective close of business on April 27, 2012, the Fund merged into Aggressive Growth Stock Fund (See Notes to Financial Statements).

LETTER TO SHAREHOLDERS

RIDGEWORTH FUNDS    March 31, 2012

Dear Valued Client,

We are encouraged to report that the economy and the financial markets continued to grow and recover for the third year in a row. In addition, we are pleased to report that the RidgeWorth Funds maintained its strong long-term performance record.

Before we look at the year in review and our outlook, the entire RidgeWorth staff thanks you, our valued RidgeWorth shareholders, for choosing and supporting our mutual funds. We continually focus all of our efforts on helping you achieve your investing goals and are grateful that you have placed your confidence in us. It is our mission to maintain that confidence through delivering both outstanding investment performance and exceptional client service.

A year ago, we said we believed that the global economy and the financial markets were gradually healing in the wake of the most severe economic recession and financial crisis in modern memory. We also discussed how the current recovery/expansion has a different look and feel than the traditional rebound and we noted some of the potential implications and opportunities. Equity markets, we suggested, could maintain upward momentum given the low absolute and relative valuations as well as the continued and broadening global monetary stimulus. We also warned, however, that the “easy money” in the equity advance had been made and that fears which dominated markets, namely excess leverage, had not been adequately addressed. As a result, more fiscal policy “heavy lifting,” both domestically and abroad, was still needed.

The past year was one of continued positive, albeit sub-par economic growth in the U.S., highlighted by gradual improvements in job growth, the unemployment rate, and consumer spending. Housing activity remained sidelined by the mortgage foreclosure overhang, but some evidence suggested the national scope of the housing downturn that began in 2006 was evolving into a regional challenge. Business profits and investment also moved higher, though at a somewhat slower pace than the previous year, and corporate balance sheets remained solid. The domestic credit markets showed some signs of recovery as shown by year-over-year increases in commercial and consumer installment loans. Core inflation remained historically low, but headline prices rose due to a spike in energy and food prices.

Even with improving leading indicators, volatility in the equity markets remained at high levels due to the many headline macro events. In addition, correlations (or the collective movement of all prices in the same direction with proportional magnitude) reached levels not seen since the stock market crash of 1929. The S&P 500 Index had a roller coaster year, starting with about a 10% move upward in the first four months, only to see a 20+% correction through September, and then a subsequent strong rally to close out the year. The end result was an increase in the market of approximately two percent, including dividends.

Technology, Healthcare, Staples, and Discretionary stocks generated the strongest returns, helping the Growth style outperform the Value style. Large-cap stocks generally outperformed both mid-cap and small-cap stocks. In the fixed-income markets, continued aggressive monetary easing and concerns over EU sovereign debt pushed bond yields lower, especially in the Treasury market, though investment-grade corporate bonds benefited from narrower credit spreads.

The international picture by contrast was one of slower growth and increased risk. The markets were subjected to the seemingly continuous stream of deadlines and ultimatums surrounding the sovereign debt crisis in the European Union. The EU leadership cobbled together some helpful backstop strategies and enhanced liquidity mechanisms where none existed before, but those were not enough to prevent an economic downturn in the Eurozone. Growth in emerging markets also slowed, ultimately causing a broad shift in these countries’ monetary policies from tighter restraint toward easing. The result was that global monetary policy had turned toward stimulus by early 2012. The MSCI EAFE Developed Markets Index and the MSCI Emerging Markets Index both showed declines during the period.

Against this backdrop, the Federal Reserve maintained its accommodative policy and even went so far as to state that its short-term policy interest rate, the federal funds rate, would likely stay low until late 2014. It also decided to reinvest proceeds from its quantitative easing securities portfolio to help keep longer-term bond yields down. However, fiscal policy support was incrementally more muted as political posturing by both parties allowed only a few popular supports, such as the FICA tax reduction, to continue.

1

LETTER TO SHAREHOLDERS  (concluded)

RIDGEWORTH FUNDS    March 31, 2012

Through this difficult investing environment, the RidgeWorth Funds continued to maintain a record of strong long-term performance. More than 80% of our Funds beat their Lipper Peer Group medians for the five-year period ended March 31, 2012, and 70% of our Funds finished in the first or second quartile for the ten-year period1. Additionally, Lipper recognized the RidgeWorth International Equity Fund for having the best three-year performance in its category2.

In addition to strong investment performance, RidgeWorth Funds was also recognized for its achievements in client service and marketing. The Mutual Fund Education Alliance (MFEA) presented RidgeWorth Funds with nine awards in the medium-sized mutual fund families category, including the “Overall Advisor Communication Award.” It is a great honor to be recognized for our efforts in communicating with our constituents and for helping investors understand and benefit from our mutual funds.

Our outlook for the economy and the markets remains steady due to stable Gross Domestic Product (GDP) and job growth along with reasonable equity valuations. However, we believe many of the challenges that affected the markets over the past several years are still with us; fiscal strains in the EU, a weak housing market, heavy mortgage debt burdens, high unemployment, and record federal deficits are the most prominent. In addition, the recent sharp rise in oil and gasoline prices adds another challenge to achieving a sustained recovery. We expect the pace of growth to remain slower than normal because of the headwinds mentioned above, but inflation could materialize if energy prices continue to rise. However, despite recent upward pressure on some of the headline inflation measures, the Federal Reserve has pledged not to raise interest rates soon because of consumers’ weak balance sheets and low savings rates.

We believe the markets will continue to offer opportunities, but investors will have to be more selective and company specific. This type of market fits well with RidgeWorth’s bottom-up approach to security selection.

We wish to again thank you for placing your trust and confidence in us, and we look forward to another good year together.

Sincerely,

Ashi Parikh

Chairman, CEO, CIO

RidgeWorth Capital Management, Inc.

[1]

For the period ended 3/31/12, 57%, 87% and 70% of the RidgeWorth Funds (I Shares) beat their Lipper peer group medians for the 1-, 5- and 10-year periods, respectively. The Lipper rankings are as of 3/31/12, for I Shares only, based on total returns and do not reflect a sales charge. ©2012 Lipper Leader, Reuters. All Rights Reserved. Lipper Ratings are according to Lipper, a Thomson Reuters Company. Past performance is not indicative of future results.

[2]

For the period ended 3/31/12, the RidgeWorth International Equity Fund had Lipper rankings of 14 of 123 International Large Cap Value Funds, 1 of 111, 12 of 85 and 29 of 55 for the 1-, 3-, 5- and 10-year periods, respectively. The Lipper rankings are as of 3/31/12, for I Shares only, based on total returns and do not reflect a sales charge. ©2012 Lipper Leader, Reuters. All Rights Reserved. Lipper Ratings are according to Lipper, a Thomson Reuters Company. Past performance is not indicative of future results.

2

AGGRESSIVE GROWTH STOCK FUND

Portfolio Managers

•	Nancy Zevenbergen, CFA, CIC
•	Brooke de Boutray, CFA, CIC
•	Leslie Tubbs, CFA, CIC

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

After two years of robust gains, pessimism and short-selling trumped what was another year of strong revenue and earnings growth. Favored strategies of the prior periods included small-cap and high-beta, generally lagged this past year. Despite the equity market’s bullish character during the last six months, the bias for annual performance was defensive, favoring market sectors and securities that offered income, low volatility and low beta. Likewise, after two years of strong outperformance, the RidgeWorth Aggressive Growth Stock Fund I Shares underperformed its benchmark, the Russell 3000® Growth Index, -3.16% versus 10.14%.

What factors influenced the Fund’s performance for the period ended March 31, 2012?

Stock selection within the Information Technology sector was the salient factor driving the Fund’s underperformance for the period as sector holdings declined in the face of a double-digit sector advance for the benchmark. Holdings presented a frustrating dichotomy as both the single largest aggregate contributor/detractor hail from the sector.

Shares of Acme Packet, Inc. swung with amplitude, rising nearly 32% the first half of 2011, then fell 60% over the following nine months. While intense competition exists for next generation telecommunications equipment providers, Acme’s performance was more a reflection of fears regarding an overall decline in telecom providers’ IT spending. We continue to hold this stock believing that Acme Packet should benefit in the long-term from voice over IP implementation, which accounts for just 7% of U.S. voice connections and less than 1% of mobile subscribers.

OpenTable, Inc. also presented a performance challenge, declining 62% in the year. Google’s acquisition of Zagat placed shares of the company under significant pressure on the implication that Google might seize OpenTable’s market position. Since then, a direct link to book reservations via OpenTable is now the default setting on Google Places, allaying the threat of competitive entry. OpenTable still has a long way to grow. The company has roughly 31% share of restaurants in North America, but the more important metric is seated diners, of which it currently has 12% share. International opportunities are nascent, as well.

On the plus side, it is not an overstatement to say Apple, Inc. shares performed well this year. Shares of the largest company in the world (by market capitalization) gained a lofty 72% during the previous 12 months. Mirroring mature and successful corporations of the past, Apple recently announced a share repurchase and dividend; implying strong free cash flow would continue to accumulate. The RidgeWorth Aggressive Growth Stock Fund remains underweighted in this stock, concerned that the company will have a more difficult time delivering impressive earnings growth on an ever larger base.

To a lesser extent, Consumer Discretionary was the Fund’s next challenge stock-selection wise. Though five of the top ten aggregate contributors were consumer issues, underperformance was dominated by a single stock: Netflix, Inc., which was impacted by the well-documented story of management’s strategy to segregate product offerings and raise prices. We maintained this position in the Fund, convinced that Netflix still maintains a dominant U.S. position in the hyper-growth streaming video segment.

On a brighter note, Health Care was the largest sector contributor to Fund performance, benefiting from the defensive tone for the period. Topping the sector was medical equipment provider, Intuitive Surgical, Inc. (shares appreciated 62%). The company’s da Vinci Surgical System (essentially a robot that mimics and enhances functionality of the surgeon’s hands) is rapidly becoming the standard of care for several types of surgical procedures. The company continues to place systems, with procedures growth of nearly 30%. Intuitive’s prospects will largely depend on success in penetrating other specialties, such as general and cardiothoracic surgeries.

3

AGGRESSIVE GROWTH STOCK FUND

How do you plan to position the Fund, based on market conditions?

Despite a challenging twelve months of performance, we continue to view the Fund’s investments with a long-term vision beyond a single year. As evidence, over 80% of Fund holdings (based on initial period weights) remained in the portfolio at the end of the period. We remain focused on companies with high-growth characteristics expected to prove economically fruitful in future periods, regardless of sector or industry. That being said, the evolution and adoption of technology presents many of our investment opportunities in areas such as mobile communications and payments, cloud-based infrastructure and security/computing solutions and social networking.

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 2/23/04 (the inception date). Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 3000® Growth Index, which measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/12
Aggressive Growth Stock Fund		Inception Date	1 Year	3 Year	5 Year	Since Inception
A Shares	without sales charge	2/23/2004	–3.48%	26.87%	5.60%	6.34%
	with sales charge*		–9.02%	24.41%	4.37%	5.57%
I Shares		2/23/2004	–3.16%	27.28%	5.94%	6.66%
Russell 3000® Growth Index			10.14%	25.50%	5.02%	5.56%	**

Prospectus Expense Ratio[1]						Gross
A Shares						1.49%
I Shares						1.19%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%.

**	The performance return and the hypothetical $10,000 investment for the Russell 3000® Growth Index is for the period from 2/29/04 to 3/31/12.
[1]

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2012)

as a percentage of investments

4

EMERGING GROWTH STOCK FUND

Portfolio Managers

•	Nancy Zevenbergen, CFA, CIC
•	Brooke de Boutray, CFA, CIC
•	Leslie Tubbs, CFA, CIC

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Small- and Mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

After two years of robust gains, pessimism and short-selling trumped what was another year of strong revenue and earnings growth. Favored strategies of the prior periods included small-cap and high-beta, generally lagged this past year. Despite the equity market’s bullish character during the last six months, the bias for annual performance was defensive, favoring market sectors and securities that offered income, low volatility and low beta. Likewise, after two years of strong outperformance, the RidgeWorth Emerging Growth Stock Fund I Shares underperformed its benchmark, the Russell Midcap® Growth Index, -15.01% versus 4.43%.

What factors influenced the Fund’s performance for the period ended March 31, 2012?

Stock selection within the Information Technology sector was the salient factor driving the Fund’s underperformance for the period as sector holdings produced a double-digit decline in the face of a modest loss for the benchmark.

Shares of Acme Packet, Inc. swung with amplitude, rising nearly 32% the first half of 2011, then fell 60% over the following nine months. While intense competition exists for next generation telecommunications equipment providers, Acme’s performance was more a reflection of fears regarding an overall decline in telecom providers’ IT spending. We continue to hold this stock believing that Acme Packet should benefit in the long-term from voice over IP implementation, which accounts for just 7% of U.S. voice connections and less than 1% of mobile subscribers.

OpenTable, Inc. also presented a performance challenge, declining 62% in the year. Google’s acquisition of Zagat placed shares of the company under significant pressure on the implication that Google might seize OpenTable’s market position. Since then, a direct link to book reservations via OpenTable is now the default setting on Google Places, allaying the threat of competitive entry. OpenTable still has a long way to grow. The company has roughly 31% share of restaurants in North America, but the more important metric is seated diners, of which it currently has 12% share. International opportunities are nascent, as well.

We saw glimmers of strength among several sectors with notable contributions to the Fund from Lululemon Athletica, Inc. and MAKO Surgical Corp. bolstered by eCommerce sales, Lululemon decisively beat earnings estimates with 15 consecutive quarters above consensus and shares rose over 67% for the year. Superior technical products (appealing to athletic enthusiasts) and unique market positioning allow Lululemon to have one of the highest sales per square foot of any retailer. Shares of the robotic surgical company MAKO Surgical Corp., appreciated 75% for the period, the Fund’s second largest capital contributor. The company’s innovative robots allow surgeons to perform controlled orthopedic surgeries (knee and hip implants) called MAKOplasties. Benefits accrue to hospitals and patients alike: patients see less bone resection and lower complication rates, while hospitals generate higher revenues from increased procedural volume and shorter patient stays.

How do you plan to position the Fund, based on market conditions?

Despite a challenging twelve months of performance, we continue to view the Fund’s investments with a long-term vision beyond a single year. We remain focused on companies with high-growth characteristics expected to prove economically fruitful in future periods, regardless of sector or industry. That being said, the evolution and adoption of technology presents many of our investment opportunities in areas such as mobile communications and payments, cloud-based infrastructure and security/computing solutions and social networking.

Effective close of business April 27, 2012, the RidgeWorth Emerging Growth Stock Fund merged into the RidgeWorth Aggressive Growth Stock Fund.

5

EMERGING GROWTH STOCK FUND†

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 2/23/04 (the inception date). Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell Midcap® Growth Index, which measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/12
Emerging Growth Stock Fund†		Inception Date	1 Year	3 Year	5 Year	Since Inception
A Shares	without sales charge	2/23/2004	–15.25%	29.24%	3.97%	5.63%
	with sales charge*		–20.12%	26.74%	2.75%	4.86%
I Shares		2/23/2004	–15.01%	29.58%	4.26%	5.95%
Russell Midcap® Growth Index			4.43%	29.16%	4.44%	7.26%	**

Prospectus Expense Ratio[1]						Gross
A Shares						1.74%
I Shares						1.44%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%.

**	The performance return and the hypothetical $10,000 investment for the Russell Midcap® Growth Index is for the period from 2/29/04 to 3/31/12.

[1]

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

†	Effective close of business April 27, 2012, the Fund merged into the RidgeWorth Aggressive Growth Stock Fund (See Notes to Financial Statements).

Sector Weightings (as of March 31, 2012)

as a percentage of investments

6

INTERNATIONAL EQUITY FUND

Portfolio Manager

•	Chad Deakins, CFA

INVESTMENT CONCERNS

International investing involves increased risk and volatility.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

The MSCI EAFE Index (the Fund’s benchmark) had a -5.77% net return for the one-year period ended March 31, 2012. Irish markets led other international markets with one of the few positive returns of 11.96%. Markets closer to flat for the period include Belgium (-1.42%), Switzerland (-1.51%) and the United Kingdom (-2.77%). Greece, still facing financial issues, was weak with a -64.11% return. Spain and Portugal both followed with -29.53% and -30.56%, respectively. MSCI EAFE Index growth stocks led value stocks for the period. Large caps beat small caps and developed markets led emerging markets.

The RidgeWorth International Equity Fund I Shares outperformed the benchmark during the year with a return of -5.24%.

What factors influenced the Fund’s performance for the period ended March 31, 2012?

The Fund’s attention to the business cycle, strategic allocation and risk control proved beneficial to relative performance during the last year. As the economic recovery softened, the Fund remained overweight in cyclical sectors. Stock selection within the Financial sector also added to the Fund’s relative gains. The risk control aspects of the portfolio, such as the quality bias served the Fund well during the period. The avoidance of much of the problems in European utilities and regional banks contributed positively to the Fund’s relative performance.

How do you plan to position the Fund, based on market conditions?

As the global economic expansion matures, it remains clear that economic and fiscal health varies from country to country. Global economic data continues to look positive as does global gross domestic product growth. Central banks around the world have established the precedent that they will continue to stimulate the economy during periods of weakness. Inflation appears to be moderating in the emerging market economies and a soft landing for China remains likely. Developed markets stocks are currently trading at much more of a discount to their 10 year averages than emerging market stocks. Therefore, the Fund continues to take advantage of developed market stocks with large exposures to the emerging market economies.

7

INTERNATIONAL EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index, which is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of 21 developed market country indices. EAFE performance data is calculated in U.S. dollars and in local currency. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/12
International Equity Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–5.48%	20.80%	–3.70%	4.74%
	with sales charge*	–10.91%	18.42%	–4.84%	4.12%
I Shares		–5.24%	21.16%	–3.41%	5.07%
MSCI EAFE Index		–5.77%	17.13%	–3.51%	5.65%

Prospectus Expense Ratio[1]					Gross
A Shares					1.57%
I Shares					1.27%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%.

[1]

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2012)

as a percentage of investments

8

INTERNATIONAL EQUITY INDEX FUND

Portfolio Managers

•	Chad Deakins, CFA
•	Matthew Welden

INVESTMENT CONCERNS

International investing involves increased risk and volatility.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

The MSCI EAFE GDP Weighted Index Net Dividend fell with a -9.31% net return for the one-year period ended March 31, 2012. Irish markets led other international markets with one of the few positive returns of 11.96%. Markets closer to flat for the period include Belgium (-1.42%), Switzerland (-1.51%) and the United Kingdom (-2.77%). Greece, still facing financial issues, was weak with a -64.11% return. Spain and Portugal both followed with -29.53% and -30.56%, respectively. MSCI EAFE growth stocks led value stocks for the period. Large caps beat small caps and developed markets led emerging markets.

The RidgeWorth International Equity Index Fund I Shares returned -9.78% for the year ended March 31, 2012.

What factors influenced the Fund’s performance for the period ended March 31, 2012?

The Fund’s stratified sampling methodology and efficient management of cash flows allowed the Fund to perform as expected. Underperformance relative to the benchmark is a result of expenses incurred by the Fund.

How do you plan to position the Fund, based on market conditions?

As the global economic expansion matures, it remains clear that economic and fiscal health varies from country to country. Global economic data continues to look positive as does global gross domestic product growth. Central banks around the world have established the precedent that they will continue to stimulate the economy during periods of weakness. Inflation appears to be moderating in the emerging market economies and a soft landing for China remains likely. Developed markets stocks are currently trading at much more of a discount to their 10 year averages than emerging market stocks.

9

INTERNATIONAL EQUITY INDEX FUND

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Morgan Stanley Europe Australasia and Far East (“MSCI EAFE”) GDP Weighted Index Net Dividend, which is a market capitalization index that measures market equity performance based upon indices from foreign and developed countries. The country weighting of the Index is calculated using the gross domestic product of each of the various countries and then with respect of the market capitalization of the various companies operating in each country. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/12
International Equity Index Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–10.05%	13.66%	-5.70%	4.36%
	with sales charge*	–15.24%	11.44%	-6.82%	3.74%
I Shares		–9.78%	14.01%	-5.42%	4.73%
MSCI EAFE GDP Weighted Index Net Dividend		–9.31%	14.78%	-5.16%	5.43%

Prospectus Expense Ratio[1]					Gross
A Shares					1.03%
I Shares					0.77%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%.

[1]

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2012)

as a percentage of investments

10

LARGE CAP CORE GROWTH STOCK FUND

Portfolio Manager

•	Christopher Guinther
•	Joe Ransom, CFA
•	Michael Sansoterra
•	Sandeep Bhatia, PhD, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Large cap stock can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as smaller capitalization companies.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

For the fiscal year ended March 31, 2012 the RidgeWorth Large Cap Core Growth Stock Fund I Shares returned 4.05%, while the S&P 500 Index returned 8.54%. The Fund underperformed the benchmark by 449 basis points. Mediocre stock selection in Energy, Health Care and Technology sectors hampered results.

What factors influenced the Fund’s performance for the period ended March 31, 2012?

Last year, extreme market volatility ruled the day with investors following a herd mentality for much of the year. During the first nine months of the year, there was a disconnect between company fundamentals and stock prices driven by macro-economic fears. The “risk on” vs. “risk off” trade seen over the last 18 months continued into late 2011 and other non-company specific fundamentals pushed stock price correlation to levels not seen in 80 years. The mixed macro-economic environment impacted the Fund’s performance relative to the benchmark.

In the second quarter, the price of a barrel of oil dropped as weaker global macro-economic data was released causing a rush to sell Energy stock. Many investors believed the U.S. economy was beginning to slip into a double dip recession. The Fund’s holdings in the oil service industry and the independent exploration and production companies were particularly hard hit during this period and have not fully recovered. The Fund’s Energy stocks declined by 11.75% while the benchmark’s (S&P 500 Index) Energy stocks declined 6.87% for the fiscal year. Within the Technology sector, poor stock selection in semiconductor, storage and database software industries hurt relative performance. The stocks the Fund owned within these industries actually lost value during the year while the S&P 500 Index’s Technology sector rose by 20.21%. Additionally, the Fund’s investment in pharmaceuticals, medical device manufacturers and medical products companies did not perform as expected causing the average Health Care stock to gain 10.34% versus 16.40% for the average Health Care stock in the S&P 500 Index.

How do you plan to position the Fund, based on market conditions?

The portfolio management team does not attempt to position the Fund based on predictions of macro-economic conditions. The strategy utilizes a balanced approach to stock selection. This balanced approach, combined with multi-dimensional risk decomposition tools allows the portfolio managers to control active risk through portfolio construction. The portfolio managers actively monitor the components of the systematic risk and aim to ensure that most of the risk relative to the index is derived from non-systematic (stock specific) risk. Sector rotation and tactical sector allocations are generally not utilized. The portfolio will be relatively sector and characteristic neutral to the index as the investment team attempts to generate alpha through superior, bottom-up stock selection. The team believes that its investment strategy is objective, balanced and designed to enable outperformance in most market cycles.

The Fund will invest in companies with reasonable valuations and improving fundamentals. Generally, the companies invested in will have shown year-over-year increases in operating margins, growth in revenues and exhibit improving financial returns as measured by return on incremental invested capital. By combining the income statement, balance sheet and cash flow metrics to evaluate earnings quality, capital efficiency and relative

11

LARGE CAP CORE GROWTH STOCK FUND

valuations, the portfolio managers avoid concentrating on a single attribute. Therefore, the team seeks to eliminate investment results that are directly attributed to market conditions and thus attempting to add alpha through stock selection.

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Standard & Poors 500 Index (“S&P 500”), which is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/12
Large Cap Core Growth Stock Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	3.71%	18.84%	–0.81%	3.52%
	with sales charge*	–2.25%	16.53%	–1.98%	2.91%
C Shares	without CDSC	2.96%	17.98%	–1.55%	2.75%
	with CDSC*	1.96%	17.98%	–1.55%	2.75%
I Shares		4.05%	19.17%	–0.54%	3.77%
S&P 500 Index		8.54%	23.42%	2.01%	4.12%

Prospectus Expense Ratio[1]	Gross
A Shares	1.18%
C Shares	1.93%
I Shares	0.93%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2012)

as a percentage of investments

12

LARGE CAP GROWTH STOCK FUND

Portfolio Managers

•	Christopher Guinther
•	Joe Ransom, CFA
•	Michael Sansoterra
•	Sandeep Bhatia, PhD, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Large cap stock can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as smaller capitalization companies.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

For the fiscal year ended March 31, 2012 the RidgeWorth Large Cap Growth Stock Fund I Shares returned 12.12% while the Russell 1000® Growth Index returned 11.02%. The Fund outperformed the benchmark by 110 basis points. Four of the Fund’s economic sectors returned more than 20% during the fiscal year and stock selection was particularly good in the Health Care and Consumer Staples sectors.

What factors influenced the Fund’s performance for the period ended March 31, 2012?

Last year, extreme market volatility ruled the day with investors following a herd mentality for much of the year. During the first three fiscal quarters of the year, there was a disconnect between company fundamentals and stock prices driven by macro-economic fears. The “risk on” vs. “risk off” trade seen over the last 18 months continued into late 2011 and other non-company specific fundamentals pushed stock price correlation to levels not seen in 80 years. As these correlations lessened in the most recent quarter, stock returns tended to become more differentiated thereby allowing active managers who focus on fundamental research and stock selection, like the RidgeWorth Large Cap Growth investment team, to shine. Growth stocks in particular have posted solid returns.

The Fund’s positive investment results were primarily driven by stock selection. Stock selection was especially good within the Consumer Staples, Materials and Health Care sectors. Many of the stocks that negatively impacted short-term investment performance when the market dramatically declined in the summer of 2011 were held and subsequently turned out to be very strong performers as their earnings growth remained intact. For example, International Paper Co., Visa, Inc., Apple, Inc., Priceline, Inc., Coach, Inc., Monster Beverage Corp., Philip Morris, Inc., Estee Lauder Cos., Inc., Alexion Pharmaceuticals, Inc., Cerner Corp., Allergan, Inc. and Intuitive Surgical, Inc. all rose by more than 20% during the year as they continued to expand their businesses and exceed investor expectations.

How do you plan to position the Fund, based on market conditions?

The portfolio management team does not attempt to position the Fund based on predictions of macro-economic conditions. The strategy utilizes a balanced approach to stock selection. This balanced approach, combined with multi-dimensional risk decomposition tools allows the portfolio managers to control active risk through portfolio construction. The portfolio managers actively monitor the components of the systematic risk and aim to ensure that most of the risk relative to the index is derived from non-systematic (stock specific) risk. Sector rotation and tactical sector allocations are generally not utilized. The portfolio will be relatively sector and characteristic neutral to the index as the investment team attempts to generate alpha through superior, bottom-up stock selection. The team believes that its investment strategy is objective, balanced and designed to enable outperformance in most market cycles.

The Fund will invest in companies with reasonable valuations and improving fundamentals. Generally, the companies invested in will have shown year-over- year increases in operating margins, growth in revenues and

13

LARGE CAP GROWTH STOCK FUND

exhibit improving financial returns as measured by return on incremental invested capital. By combining the income statement, balance sheet and cash flow metrics to evaluate earnings quality, capital efficiency and relative valuations, the portfolio managers avoid concentrating on a single attribute. Therefore, the team seeks to eliminate investment results that are directly attributed to market conditions and thus attempting to add alpha through stock selection.

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 1000® Growth Index, which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/12
Large Cap Growth Stock Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	11.78%	25.11%	5.60%	3.21%
	with sales charge*	5.37%	22.69%	4.36%	2.61%
C Shares	without CDSC	10.97%	24.21%	4.87%	2.59%
	with CDSC*	9.97%	24.21%	4.87%	2.59%
I Shares		12.12%	25.47%	5.91%	3.65%
Russell 1000® Growth Index		11.02%	25.28%	5.10%	4.28%

Prospectus Expense Ratio[1]					Gross
A Shares					1.36%
C Shares					2.06%
I Shares					1.06%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2012)

as a percentage of investments

14

LARGE CAP VALUE EQUITY FUND

Portfolio Manager

•	Mills Riddick, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

For the 12-month period ended March 31, 2012, the RidgeWorth Large Cap Value Equity Fund I Shares returned 3.92% compared to a 4.79% return for the Russell 1000® Value Index.

What factors influenced the Fund’s performance for the period ended March 31, 2012?

The primary reason for our underperformance relative to the benchmark was stock selection in Information Technology and Energy, which detracted from performance. Within Information Technology, Xerox Corp. underperformed over concerns that lower U.S. Federal, local government and corporate spending would lead to lower earnings. Within Energy, Baker Hughes, Inc. underperformed over concerns that weak natural gas prices in North America will negatively impact exploration and production capital expenditures and thus their revenues.

A positive contributor to performance was stock selection in the Materials, Industrials and Consumer Discretionary sectors. In the Materials sector, Airgas, Inc. outperformed as investors gravitated to this name given their later cycle exposure and pure domestic focus. In the Industrials sector, Cummins, Inc. outperformed as heavy duty truck demand remained strong and Cummins continued to gain share as other engine manufacturers could not keep up with demand. Within Consumer Discretionary, Lowe’s Cos., Inc. outperformed owing to rising sentiment from both management’s turnaround efforts plus an improving housing market.

How do you plan to position the Fund, based on market conditions?

We believe that the immediate global economic recovery remains on track and will support higher equity prices. The largest concern on investors’ minds, in our opinion, is the fear of a double dip recession, which appeared in each of the previous two years. We believe that these fears are overblown and the market is quite different than it was in 2010 and 2011. The largest difference in our mind compared to 2010 and 2011 is that housing has turned positive, global rates are lower, stimulative policy initiatives are abundant and employment is improving. This is much different from last year’s circumstances which included the budget impasses, sovereign debt downgrades and the European Central Bank tightening. The biggest intermediate concern has to be the impending 2013 U.S. fiscal challenges which include the expiration of the Bush tax cuts and payroll tax cuts as well as cuts to federal spending. We believe that an agreeable solution will be reached given that 2012 is an election year and that President Obama may be the biggest loser if the resolution process becomes contentious and negatively impacts the equity markets and economy. We believe pro-cyclical trends will continue in the near-term.

During unprecedented times in financial markets, it’s very important that fearful events in the market do not disrupt the execution of a disciplined investment strategy. We will take advantage of market dislocations as they present themselves but only if an investment meets our rigid criteria. We continue to look for low expectations stocks where we believe expectations are too low and will improve in the near future. We feel comfortable owning high quality, easier to understand companies with good products and management teams.

15

LARGE CAP VALUE EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 1000® Value Index, which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/12
Large Cap Value Equity Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	3.58%	21.44%	1.88%	4.86%
	with sales charge*	–2.39%	19.05%	0.69%	4.25%
C Shares	without CDSC	2.86%	20.55%	1.17%	4.13%
	with CDSC*	1.86%	20.55%	1.17%	4.13%
I Shares		3.92%	21.81%	2.19%	5.21%
Russell 1000® Value Index		4.79%	22.82%	–0.81%	4.58%

Prospectus Expense Ratio[1]					Gross
A Shares					1.13%
C Shares					1.83%
I Shares					0.83%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2012)

as a percentage of investments

16

MID-CAP VALUE EQUITY FUND

Portfolio Manager

•	Don Wordell, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

The RidgeWorth Mid-Cap Value Equity Fund I Shares declined 2.33% for the 12-month period ended March 31, 2012, underperforming the Russell Midcap® Value Index which returned 2.28% for the period.

What factors influenced the Fund’s performance for the period ended March 31, 2012?

Relative results during the period lagged due primarily to a combination of our allocation and stock selection within the Industrials, Financials and Energy sectors. Within Industrials, Bombardier Inc. underperformed given that the company did not see the orders we anticipated for the new C-Series jet airliners. Also, the high speed train crash in China negatively impacted the company’s stock price. Within Financials, Lazard Ltd. underperformed due to European sovereign debt fears and concerns that their mergers & acquisitions and advisory revenue expectations were high. Within the Energy sector, Baker Hughes Inc. underperformed over concerns that weak natural gas prices in North America will negatively impact exploration and production capital expenditures and thus their revenues.

A positive contributor to performance was stock selection in Materials and Health Care. Within Materials, Cabot Corp. outperformed as investors became more confident that the company had pricing power in their carbon black business. Within Health Care, St. Jude Medical Inc. outperformed after the company reported better than expected third quarter results following concerns surrounding one of its Implanted Cardiac Defibrillator leads. Because of this, the company didn’t lose as much market share as feared and the stock outperformed.

How do you plan to position the Fund, based on market conditions?

We believe that the immediate global economic recovery remains on track and will support higher equity prices. The largest concern on investors’ minds, in our opinion, is the fear of a double dip recession, which appeared in each of the previous two years. We believe that these fears are overblown and the market is quite different than it was in 2010 and 2011. The largest difference in our mind compared to 2010 and 2011 is that housing has turned positive, global rates are lower, stimulative policy initiatives are abundant and employment is improving. This is much different from last year’s circumstances which included the budget impasses, sovereign debt downgrades and the European Central Bank tightening. The biggest intermediate concern has to be the impending 2013 U.S. fiscal challenges which include the expiration of the Bush tax cuts and payroll tax cuts as well as cuts to federal spending. We believe that an agreeable solution will be reached given that 2012 is an election year and that President Obama may be the biggest loser if the resolution process becomes contentious and negatively impacts the equity markets and economy. We believe pro-cyclical trends will continue in the near-term.

We will continue to adhere to our Value process, which uncovers stocks that pay dividends, trade at the lower end of their historical valuation and show improving fundamental momentum. The Fund will not abandon or massage the process to capture short-term performance. As history has shown, valuation disconnects tend to revert back to normalcy.

17

MID-CAP VALUE EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell Midcap® Value Index, which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/12
Mid-Cap Value Equity Fund		Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
A Shares	without sales charge	10/27/03	–2.63%	27.44%	4.94%	N/A	10.59%
	with sales charge*		–8.23%	24.96%	3.71%	N/A	9.82%
C Shares	without CDSC	11/30/01	–3.32%	26.56%	4.21%	6.61%	7.57%
	with CDSC*		–4.19%	26.56%	4.21%	6.61%	7.57%
I Shares		11/30/01	–2.33%	27.81%	5.25%	7.56%	8.51%
Russell Midcap® Value Index			2.28%	29.18%	1.26%	8.02%	8.93%	**

Prospectus Expense Ratio[1]							Gross
A Shares							1.35%
C Shares							2.04%
I Shares							1.04%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

**	The performance return for the Russell Midcap® Value Index is for the period from 10/27/03 to 3/31/12.

[1]

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2012)

as a percentage of investments

18

SELECT LARGE CAP GROWTH STOCK FUND

Portfolio Managers

•	Christopher Guinther
•	Joe Ransom, CFA
•	Michael Sansoterra
•	Sandeep Bhatia, PhD, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Large cap stock can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as smaller capitalization companies.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

For the fiscal year ended March 31, 2012 the RidgeWorth Select Large Cap Growth Stock Fund I Shares returned 7.31% while the Russell 1000® Growth Index returned 11.02%. The Fund underperformed the benchmark by 371 basis points. Stock selection in Energy, Financials and Technology sectors hampered results.

What factors influenced the Fund’s performance for the period ended March 31, 2012?

Last year, extreme market volatility ruled the day with investors following a herd mentality for much of the year. For most of the year, there was a disconnect between company fundamentals and stock prices driven by macro-economic fears. The “risk on” vs. “risk off” trade seen over the last 18 months continued into late 2011 and other non-company specific fundamentals pushed stock price correlation to levels not seen in 80 years. The mixed macro-economic environment impacted the Fund and benchmark’s absolute investment results.

In the second fiscal quarter, the price of a barrel of oil dropped as weaker global macro-economic data was released causing a rush to sell Energy stock. Many investors believed the U.S. economy was beginning to slip into a double dip recession. The Fund’s holdings in the oil service industry and the independent exploration and production companies were particularly hard hit during this period and have not fully recovered. The Fund’s Energy stocks declined by 22.70% while the benchmark’s (Russell 1000 Growth Index) Energy stocks declined 8.48% for the fiscal year. Within the Technology sector, not owning Microsoft Corp. and IBM Corp., which represent almost 7% of the benchmark and rose by more than 30% in the year, further hampered results. Juniper Networks Inc. also declined in value as their earnings growth did not meet investor expectations. Additionally, Goldman Sachs Inc. and T.Rowe Price Group. lost more than 10% of their value for company specific reasons.

How do you plan to position the Fund, based on market conditions?

The portfolio management team does not attempt to position the Fund based on predictions of macro-economic conditions. The strategy utilizes a balanced approach to stock selection. This balanced approach, combined with multi-dimensional risk decomposition tools allows the portfolio managers to control active risk through portfolio construction. The portfolio managers actively monitor the components of the systematic risk and aim to ensure that most of the risk relative to the index is derived from non-systematic (stock specific) risk. Sector rotation and tactical sector allocations are generally not utilized. The portfolio will be relatively sector and characteristic neutral to the index as the investment team attempts to generate alpha through superior, bottom-up stock selection. The team believes that its investment strategy is objective, balanced and designed to enable outperformance in most market cycles.

The Fund will invest in companies with reasonable valuations and improving fundamentals. Generally, the companies invested in will have shown year- over- year increases in operating margins, growth in revenues and exhibit improving financial returns as measured by return on incremental invested capital. By combining the income statement, balance sheet and cash flow metrics to evaluate earnings quality, capital efficiency and relative valuations, the portfolio managers avoid concentrating on a single attribute. Therefore, the team seeks to eliminate investment results that are directly attributed to market conditions and thus attempting to add alpha through stock selection.

19

SELECT LARGE CAP GROWTH STOCK FUND

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 1000® Growth Index, which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/12
Select Large Cap Growth Stock Fund		1 Year	3 Year	5 Year	10 Year
A Shares*	without sales charge	6.98%	20.62%	5.13%	3.35%
	with sales charge**	0.84%	18.27%	3.90%	2.75%
C Shares	without CDSC	6.24%	19.75%	4.38%	2.57%
	with CDSC**	5.24%	19.75%	4.38%	2.57%
I Shares		7.31%	20.94%	5.44%	3.62%
Russell 1000® Growth Index		11.02%	25.28%	5.10%	4.28%

Prospectus Expense Ratio[1]					Gross
A Shares					1.29%
C Shares					1.99%
I Shares					0.99%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Shares were offered beginning on 10/14/03. The performance shown prior to such date is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share expenses. If it had been, performance would have been lower.

**	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2012)

as a percentage of investments

20

SMALL CAP GROWTH STOCK FUND

Portfolio Managers

•	Christopher Guinther
•	Joe Ransom, CFA
•	Michael Sansoterra
•	Sandeep Bhatia, PhD, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

For the fiscal year ended March 31, 2012 the RidgeWorth Small Cap Growth Stock Fund I Shares returned 0.23% while the Russell 2000® Growth Index returned 0.68%. The Fund slightly underperformed the benchmark by 45 basis points. The Fund had particularly good stock selection in the Health Care, Industrials, Technology and Materials sectors relative the Russell 2000 Growth Index.

What factors influenced the Fund’s performance for the period ended March 31, 2012?

Last year, extreme market volatility ruled the day with investors following a herd mentality for much of the year. During the first three fiscal quarters of the year, there was a disconnect between company fundamentals and stock prices driven by macro-economic fears. The “risk on” vs. “risk off” trade seen over the last 18 months continued into late 2011 and other non-company specific fundamentals pushed stock price correlation to levels not seen in 80 years resulting in an extremely difficult investment environment.

Health Care, Industrials, Technology and Materials sector weights represent more than fifty-nine percent of the Fund’s holdings. These sectors outperformed their benchmark peer sectors for the year with Technology stocks adding the most relative value. The Fund owned several Technology stocks that were acquired at significant premiums during the year. For example, CenturyLink Inc. announced the acquisition of Savvis Inc. for an 11% premium to its previous days close; NCR Corp. acquired Radiant Systems Inc. for a 28% premium to its previous days close; Oracle Corp. announced its acquisition of RightNow Inc. at a 21% premium to its previous days close; and SAP AG announced it was acquiring SuccessFactors Inc. at a 52% premium to its previous days close.

How do you plan to position the Fund, based on market conditions?

The portfolio management team does not attempt to position the Fund based on predictions of macro-economic conditions. The strategy utilizes a balanced approach to stock selection. This balanced approach, combined with multi-dimensional risk decomposition tools allows the portfolio managers to control active risk through portfolio construction. The portfolio managers actively monitor the components of the systematic risk and aim to ensure that most of the risk relative to the index is derived from non-systematic (stock specific) risk. Sector rotation and tactical sector allocations are deemphasized. The portfolio will be relatively sector and characteristic neutral relative to the Russell 2000 Growth Index as the investment team attempts to generate alpha through bottom-up stock selection. The team believes that its investment strategy is objective, balanced and designed to enable outperformance in most market cycles.

The Fund will invest in companies with reasonable valuations and improving fundamentals. Generally, the companies invested in will have shown year-over-year increases in operating margins, growth in revenues and exhibit improving financial returns as measured by return on incremental invested capital. By combining the income statement, balance sheet and cash flow metrics to evaluate earnings quality, capital efficiency and relative valuations, the portfolio managers avoid concentrating on a single attribute. Therefore, the team seeks to eliminate investment results that are directly attributed to market conditions and thus attempting to add alpha through stock selection.

21

SMALL CAP GROWTH STOCK FUND

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 2000® Growth Index, which measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/12
Small Cap Growth Stock Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–0.06%	26.04%	3.09%	5.48%
	with sales charge*	–5.82%	23.59%	1.87%	4.85%
C Shares	without CDSC	–0.71%	25.13%	2.38%	4.77%
	with CDSC*	–1.71%	25.13%	2.38%	4.77%
I Shares		0.23%	26.41%	3.40%	5.82%
Russell 2000® Growth Index		0.68%	28.36%	4.15%	6.00%

Prospectus Expense Ratio[1]					Gross
A Shares					1.53%
C Shares					2.23%
I Shares					1.23%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2012)

as a percentage of investments

22

SMALL CAP VALUE EQUITY FUND

Portfolio Manager

•	Brett Barner, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

For the 12-month period ended March 31, 2012, the RidgeWorth Small Cap Value Equity Fund I Shares returned 1.15% versus -1.07% for the Russell 2000® Value Index.

What factors influenced the Fund’s performance for the period ended March 31, 2012?

The primary reason for outperformance relative to the index was stock selection in the Materials, Health Care and Energy sectors. In Materials, Valspar Corp. outperformed on optimism that housing was improving. Within Health Care, Cooper Cos. outperformed owing to better than expected second quarter earnings results and becoming more attractive versus peers because the company has no reimbursement risk. Within the Energy sector, CARBO Ceramics Inc. outperformed as the stock recovered from an oversold position and optimism that issues regarding their logistics were abating.

Detractors from performance were stock selection in the Information Technology sector and our underweight position in the Utilities sector. Within the Information Technology sector, Aixtron SE underperformed since the light emitting diode (LED) space is going through a downturn mainly due to China cutting stimulus funding.

How do you plan to position the Fund, based on market conditions?

We believe that the immediate global economic recovery remains on track and will support higher equity prices. The largest concern on investors’ minds, in our opinion, is the fear of a double dip recession, which appeared in each of the previous two years. We believe that these fears are overblown and the market is quite different than it was in 2010 and 2011. The largest difference in our mind compared to 2010 and 2011 is that housing has turned positive, global rates are lower, stimulative policy initiatives are abundant and employment is improving. This is much different from last year’s circumstances which included the budget impasses, sovereign debt downgrades and the European Central Bank tightening. The biggest intermediate concern has to be the impending 2013 U.S. fiscal challenges which include the expiration of the Bush tax cuts and payroll tax cuts as well as cuts to federal spending. We believe that an agreeable solution will be reached given that 2012 is an election year and that President Obama may be the biggest loser if the resolution process becomes contentious and negatively impacts the equity markets and economy. We believe pro-cyclical trends will continue in the near-term.

The Fund will continue to utilize its bottom-up approach to stock selection. The process seeks dividend paying stocks trading at the lower end of their historical trading ranges which show improving fundamental momentum. The Fund does not make active sector allocations but allows the process to define sector weights.

Effective April 20, 2012, the Small Cap Value Equity Fund was closed to new investors.

23

SMALL CAP VALUE EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 2000® Value Index, which measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/12
Small Cap Value Equity Fund		1 Year	3 Year	5 Year	10 Year
A Shares*	without sales charge	0.81%	25.24%	4.06%	9.85%
	with sales charge**	-4.96%	22.77%	2.84%	9.21%
C Shares	without CDSC	0.12%	24.35%	3.54%	9.37%
	with CDSC**	-0.82%	24.35%	3.54%	9.37%
I Shares		1.15%	25.61%	4.37%	10.14%
Russell 2000® Value Index		-1.07%	25.36%	0.01%	6.59%

Prospectus Expense Ratio[1]					Gross
A Shares					1.52%
C Shares					2.21%
I Shares					1.21%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Shares were offered beginning 10/9/03. The performance shown prior to such date is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share expenses. If it had been, performance would have been lower.

**	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2012)

as a percentage of investments

24

AGGRESSIVE GROWTH ALLOCATION STRATEGY

Portfolio Manager

•	Alan Gayle

INVESTMENT CONCERNS

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

The RidgeWorth Aggressive Growth Allocation Strategy I Shares returned 13.03% in the first quarter of 2012 versus 12.46% for the Lipper Multi-Cap Core Category. The benchmark (S&P 500 Index) (the “Index”) returned 12.59% during the quarter. For the twelve months ended March 31, 2012, the Fund returned 0.89% versus 2.95% for its Lipper category, while the Index returned 8.54%.

What factors influenced the Fund’s performance for the period ended March 31, 2012?

For the first quarter, the Fund’s relative performance benefited from a moderate overweight in equities as well as exposure to mid-caps, and international equities, particularly emerging markets. Returns also benefited from strong relative performance from several RidgeWorth Funds, particularly in the large cap space. Exposure to small cap equities and the gold mining exchange traded fund (ETF) were modest detractors to total returns versus the Index.

For the full trailing year, relative total performance was hampered by exposure to international and emerging market equities, the gold mining ETF, as well as selected Funds which lagged their respective benchmarks.

How do you plan to position the Fund, based on market conditions?

Looking forward, our slow growth and low inflation thesis remains intact and we see selected equity opportunities in 2012 and beyond, despite elevated risks. We are encouraged by the strong balance sheets, substantial cash positions, sizable free cash flows and lean inventories of major companies and see further support from relatively low inflation and an accommodative Federal Reserve policy. We believe equities have further upside potential based on our expectation of further growth in corporate profits against a backdrop of attractive valuations.

Given the domestic backdrop versus international uncertainties, we currently favor domestic equities over international, and, given the overhang of Greek, Spanish and Italian and periphery countries financial conditions, we favor emerging markets over developed international markets due to their potentially higher growth prospects given large austerity programs. We are currently very mindful regarding changes in developed Europe economic landscapes, tensions between Israel and Iran, North Korean nuclear ambitions, possible escalation of Syrian civil conflict and its unsettling effects in the Middle East and subsequent impact on oil prices, and the continuation of synchronized Central Bank and European Central Bank accommodation. Domestically, we are equally mindful of the need to handicap the expiration of tax cuts, the continued “uncertainty of outlook” referenced by Chairman Bernanke, the prospect for a third quantitative easing program (QE3), changes in health care laws, the state of the nascent housing recovery, muted employment growth versus prior-cyclical upturns, the upcoming U.S. Presidential election, which could fundamentally change the economic outlook quickly and substantially, the dampening impact of increased regulations, as well as the impact of higher gasoline prices on a slowly recovering consumer. Given the natural and perennial uncertainties, we expect at least normal amounts of economic and capital market volatility. We believe asset allocation diversification should be additive to returns, particularly during equity consolidations.

25

AGGRESSIVE GROWTH ALLOCATION STRATEGY

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Standard & Poors 500 Index (“S&P 500”), which is an index of 500 selected common stocks most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/12
Aggressive Growth Allocation Strategy		1 Year	3 Year	5 Year	10 Year
A Shares*	without sales charge	0.42%	20.08%	1.22%	4.10%
	with sales charge**	–5.36%	17.71%	0.03%	3.49%
C Shares*	without CDSC	–0.21%	19.32%	0.52%	3.66%
	with CDSC**	–1.19%	19.32%	0.52%	3.66%
I Shares		0.89%	20.55%	1.55%	4.39%
S&P 500 Index		8.54%	23.42%	2.01%	4.12%

Prospectus Expense Ratio[1]					Gross
A Shares					1.89%
C Shares					2.57%
I Shares					1.57%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2012 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.50%, 1.20% and 0.20% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 1.05% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Shares and C Shares were offered beginning on 10/16/03 and 4/1/05, respectively. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect A Share or C Share expenses. If it had been, performance would have been lower.

**	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2012)

as a percentage of investments

26

CONSERVATIVE ALLOCATION STRATEGY

Portfolio Manager

•	Alan Gayle

INVESTMENT CONCERNS

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

The RidgeWorth Conservative Allocation Strategy I Shares returned 4.95% in the first quarter 2012 versus 4.70% for the Lipper Mixed-Asset Target Allocation—Conservative Classification. The Hybrid 30/70 Blend Index (30% S&P 500 Index/70% Barclays Capital U.S. Aggregate Bond Index) (the “Index”) returned 3.89% during the quarter. For the twelve months ended March 31, 2012, the Fund returned 5.61% versus 4.36% for its Lipper category, while the Index returned 8.29%.

What factors influenced the Fund’s performance for the period ended March 31, 2012?

For the first quarter, the Fund’s relative performance benefited from a moderate overweight in equities as well as exposure to mid-caps, international equities, particularly emerging markets and high yield bonds. Returns also benefited from strong relative performance from several RidgeWorth Funds, particularly in the large cap space. Exposure to small cap equities and the gold mining exchange traded fund (ETF) were modest detractors to total returns versus the Index.

For the full trailing year, relative total performance benefited from exposure to longer maturity and intermediate corporate fixed income. Detractors for the full year were broad-based and included exposure to international and emerging market equities, the gold mining ETF, short duration instruments, as well as selected funds which lagged their respective benchmarks.

How do you plan to position the Fund, based on market conditions?

Looking forward, our slow growth and low inflation thesis remains intact and we see selected equity and fixed income opportunities in 2012 and beyond, despite elevated risks. We are encouraged by the strong balance sheets, substantial cash positions, sizable free cash flows and lean inventories of major companies and see further support from relatively low inflation and an accommodative Federal Reserve policy. We continue to favor equities over bonds given what we believe are unsustainably low Treasury yields and our expectation of further growth in corporate profits against a backdrop of attractive valuations.

Given the domestic backdrop versus international uncertainties, we currently favor domestic equities over international, and, given the overhang of Greek, Spanish and Italian and periphery countries financial conditions, we favor emerging markets over developed international markets due to their potentially higher growth prospects given large austerity programs. We are currently very mindful regarding changes in developed Europe economic landscapes, tensions between Israel and Iran, North Korean nuclear ambitions, possible escalation of Syrian civil conflict and its unsettling effects in the Middle East and subsequent impact on oil prices, and the continuation of synchronized Central Bank and European Central Bank accommodation. Domestically, we are equally mindful of the need to handicap the expiration of tax cuts, the continued “uncertainty of outlook” referenced by Chairman Bernanke, the prospect for a third quantitative easing program (QE3), changes in health care laws, the state of the nascent housing recovery, muted employment growth versus prior-cyclical upturns, the upcoming U.S. Presidential election, which could fundamentally change the economic outlook quickly and substantially, the dampening impact of increased regulations, as well as the impact of higher gasoline prices on a slowly recovering consumer. Given the natural and perennial uncertainties, we expect at least normal amounts of economic and capital market volatility. We believe asset allocation diversification should be additive to returns, particularly during equity consolidations.

27

CONSERVATIVE ALLOCATION STRATEGY

Growth of $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/11/03 (the inception date). Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Hybrid 30/70 Blend Index. The Standard & Poors 500 Index (“S&P 500”) is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays Capital U.S. Aggregate Bond Index is a measure of the overall performance of the U.S. bond market. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/12
Conservative Allocation Strategy		Inception Date	1 Year	3 Year	5 Year	Since Inception
A Shares*	without sales charge	03/11/03	5.32%	11.25%	5.77%	6.08%
	with sales charge**		0.33%	9.46%	4.75%	5.51%
C Shares*	without CDSC	03/11/03	4.56%	10.46%	5.03%	5.58%
	with CDSC**		3.56%	10.46%	5.03%	5.58%
I Shares*		03/11/03	5.61%	11.58%	6.10%	6.38%
Hybrid 30/70 Blend Index (30% of the S&P 500 Index, 70% of the Barclays Capital U.S. Aggregate Bond Index)			8.29%	11.91%	5.36%	6.23%	[1]
S&P 500 Index			8.54%	23.42%	2.01%	7.98%	[1]
Barclays Capital U.S. Aggregate Bond Index			7.71%	6.83%	6.25%	5.11%	[1]

Prospectus Expense Ratio[2]						Gross
A Shares						1.47%
C Shares						2.16%
I Shares						1.17%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2012 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.50%, 1.20% and 0.20% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.51% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Shares, C Shares and I Shares were offered beginning on 11/11/03, 4/1/05, and 11/6/03, respectively. The performance shown prior to such dates is based on performance of the B Shares of the Fund, and has not been adjusted to reflect A Share, C Share or I Share expenses. If it had been, performance for C Shares would have been lower. Effective close of business on 7/16/10, B Shares converted into A Shares.
**	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]

The performance returns and the hypothetical $10,000 investments for the Hybrid 30/70 Blend Index, S&P 500 Index and Barclays Capital U.S. Aggregate Bond Index are for the period from 2/28/03 to 3/31/12.

[2]

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2012)

as a percentage of investments

28

GROWTH ALLOCATION STRATEGY

Portfolio Manager

•	Alan Gayle

INVESTMENT CONCERNS

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

The RidgeWorth Growth Allocation Strategy I Shares returned 9.98% in the first quarter of 2012 versus 9.00% for the Lipper Mixed-Asset Target Allocation—Growth Classification. The Hybrid 70/30 Blend Index (70% S&P 500 Index/30% Barclays Capital U.S. Aggregate Bond Index) (the “Index”) returned 8.80% during the quarter. For the twelve months ended March 31, 2012, the Fund returned 3.06% versus 3.18% for its Lipper category, while the Index returned 8.62%.

What factors influenced the Fund’s performance for the period ended March 31, 2012?

For the first quarter, the Fund’s relative performance benefited from a moderate overweight in equities as well as exposure to mid-caps, international equities, particularly emerging markets and high yield bonds. Returns also benefited from strong relative performance from several RidgeWorth Funds, particularly in the large cap space. Exposure to small cap equities and the gold mining exchange traded fund (ETF) were modest detractors to total returns versus the Index.

For the full trailing year, relative total performance benefited from exposure to longer maturity and intermediate corporate fixed income. Detractors for the full year were broad-based and included exposure to international and emerging market equities, the gold mining ETF, short duration instruments, as well as selected Funds which lagged their respective benchmarks.

How do you plan to position the Fund, based on market conditions?

Looking forward, our slow growth and low inflation thesis remains intact and we see selected equity and fixed income opportunities in 2012 and beyond, despite elevated risks. We are encouraged by the strong balance sheets, substantial cash positions, sizable free cash flows and lean inventories of major companies and see further support from relatively low inflation and an accommodative Federal Reserve policy. We continue to favor equities over bonds given what we believe are unsustainably low Treasury yields and our expectation of further growth in corporate profits against a backdrop of attractive valuations.

Given the domestic backdrop versus international uncertainties, we currently favor domestic equities over international, and, given the overhang of Greek, Spanish and Italian and periphery countries financial conditions, we favor emerging markets over developed international markets due to their potentially higher growth prospects given large austerity programs. We are currently very mindful regarding changes in developed Europe economic landscapes, tensions between Israel and Iran, North Korean nuclear ambitions, possible escalation of Syrian civil conflict and its unsettling effects in the Middle East and subsequent impact on oil prices, and the continuation of synchronized Central Bank and European Central Bank accommodation. Domestically, we are equally mindful of the need to handicap the expiration of tax cuts, the continued “uncertainty of outlook” referenced by Chairman Bernanke, the prospect for a third quantitative easing program (QE3), changes in health care laws, the state of the nascent housing recovery, muted employment growth versus prior-cyclical upturns, the upcoming U.S. Presidential election, which could fundamentally change the economic outlook quickly and substantially, the dampening impact of increased regulations, as well as the impact of higher gasoline prices on a slowly recovering consumer. Given the natural and perennial uncertainties, we expect at least normal amounts of economic and capital market volatility. We believe asset allocation diversification should be additive to returns, particularly during equity consolidations.

29

GROWTH ALLOCATION STRATEGY

Growth of $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Hybrid 70/30 Blend Index. The Standard & Poors 500 Index (“S&P 500”) is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays Capital U.S. Aggregate Bond Index is a measure of the overall performance of the U.S. bond market. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/12
Growth Allocation Strategy		1 Year	3 Year	5 Year	10 Year
A Shares*	without sales charge	2.76%	16.99%	3.15%	5.08%
	with sales charge**	–3.13%	14.68%	1.93%	4.46%
C Shares*	without CDSC	2.03%	16.16%	2.39%	4.55%
	with CDSC**	1.03%	16.16%	2.39%	4.55%
I Shares		3.06%	17.31%	3.44%	5.35%
Hybrid 70/30 Blend Index (70% of the S&P 500 Index, 30% of the Barclays Capital U.S. Aggregate Bond Index)		8.62%	18.56%	3.67%	4.93%
S&P 500 Index		8.54%	23.42%	2.01%	4.12%
Barclays Capital U.S. Aggregate Bond Index		7.71%	6.83%	6.25%	5.80%

Prospectus Expense Ratio[1]					Gross
A Shares					1.50%
C Shares					2.20%
I Shares					1.20%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2012 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.50%, 1.20% and 0.20% for the A, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.89% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Shares and C Shares were offered beginning on 11/05/03 and 4/05/05, respectively. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect A Share and C Share expenses. If it had been, performance would have been lower.

**	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2012)

as a percentage of investments

30

MODERATE ALLOCATION STRATEGY

Portfolio Manager

•	Alan Gayle

INVESTMENT CONCERNS

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalent offer low risk and low return potential.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

The RidgeWorth Moderate Allocation Strategy I Shares returned 7.62% in the first quarter of 2012 versus 7.34% for the Lipper Mixed-Asset Target Allocation—Moderate Classification. The Hybrid 50/50 Blend Index (50% S&P 500 Index/50% Barclays Capital U.S. Aggregate Bond Index) (the “Index”) returned 6.33% during the quarter. For the twelve months ended March 31, 2012, the Fund returned 4.63% versus 3.84% for its Lipper category, while the Index returned 8.51%.

What factors influenced the Fund’s performance for the period ended March 31, 2012?

For the first quarter, the Fund’s relative performance benefited from a moderate overweight in equities as well as exposure to mid-caps, international equities, particularly emerging markets and high yield bonds. Returns also benefited from strong relative performance from several RidgeWorth Funds, particularly in the large cap space. Exposure to small cap equities and the gold mining exchange traded fund (ETF) were modest detractors to total returns versus the Index.

For the full trailing year, relative total performance benefited from exposure to longer maturity and intermediate corporate fixed income. Detractors for the full year were broad-based and included exposure to international and emerging market equities, the gold mining ETF, short duration instruments, as well as selected Funds which lagged their respective benchmarks.

How do you plan to position the Fund, based on market conditions?

Looking forward, our slow growth and low inflation thesis remains intact and we see selected equity and fixed income opportunities in 2012 and beyond, despite elevated risks. We are encouraged by the strong balance sheets, substantial cash positions, sizable free cash flows and lean inventories of major companies and see further support from relatively low inflation and an accommodative Federal Reserve policy. We continue to favor equities over bonds given what we believe are unsustainably low Treasury yields and our expectation of further growth in corporate profits against a backdrop of attractive valuations.

Given the domestic backdrop versus international uncertainties, we currently favor domestic equities over international, and, given the overhang of Greek, Spanish and Italian and periphery countries financial conditions, we favor emerging markets over developed international markets due to their potentially higher growth prospects given large austerity programs. We are currently very mindful regarding changes in developed Europe economic landscapes, tensions between Israel and Iran, North Korean nuclear ambitions, possible escalation of Syrian civil conflict and its unsettling effects in the Middle East and subsequent impact on oil prices, and the continuation of synchronized Central Bank and European Central Bank accommodation. Domestically, we are equally mindful of the need to handicap the expiration of tax cuts, the continued “uncertainty of outlook” referenced by Chairman Bernanke, the prospect for a third quantitative easing program (QE3), changes in health care laws, the state of the nascent housing recovery, muted employment growth versus prior-cyclical upturns, the upcoming U.S. Presidential election, which could fundamentally change the economic outlook quickly and substantially, the dampening impact of increased regulations, as well as the impact of higher gasoline prices on a slowly recovering consumer. Given the natural and perennial uncertainties, we expect at least normal amounts of economic and capital market volatility. We believe asset allocation diversification should be additive to returns, particularly during equity consolidations.

31

MODERATE ALLOCATION STRATEGY

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Hybrid 50/50 Blend Index. The Standard & Poors 500 Index (“S&P 500’’) is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays Capital U.S. Aggregate Bond Index is a measure of the overall performance of the U.S. bond market. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/12
Moderate Allocation Strategy		1 Year	3 Year	5 Year	10 Year
A Shares*	without sales charge	4.33%	14.42%	4.27%	5.36%
	with sales charge**	–1.71%	12.20%	3.05%	4.74%
C Shares*	without CDSC	3.60%	13.60%	3.53%	4.85%
	with CDSC**	2.60%	13.60%	3.53%	4.85%
I Shares		4.63%	14.77%	4.59%	5.62%
Hybrid 50/50 Blend Index (50% of the Barclays Capital U.S. Aggregate Bond Index, 50% of the S&P 500 Index )		8.51%	15.26%	4.59%	5.32%
S&P 500 Index		8.54%	23.42%	2.01%	4.12%
Barclays Capital U.S. Aggregate Bond Index		7.71%	6.83%	6.25%	5.80%

Prospectus Expense Ratio[1]					Gross
A Shares					1.28%
C Shares					1.98%
I Shares					0.98%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2012 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.50%, 1.20% and 0.20% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.75% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Shares and C Shares were offered beginning on 10/10/03 and 4/5/05, respectively. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect A Share and C Share expenses. If it had been, performance would have been lower.

**	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2012)

as a percentage of investments

32

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Aggressive Growth Stock Fund

	Shares	Value($)

Common Stocks (100.6%)
Consumer Discretionary (23.1%)
Amazon.com, Inc.*	20,200	4,090,702
Blue Nile, Inc.*(a)	14,800	488,104
Chipotle Mexican Grill, Inc.*	4,500	1,881,000
Deckers Outdoor Corp.*	21,400	1,349,270
Lululemon Athletica, Inc.*	36,700	2,740,756
Michael Kors Holdings Ltd.*	17,400	810,666
Netflix, Inc.*	14,700	1,691,088
Nordstrom, Inc.	30,600	1,705,032
Priceline.com, Inc.*	5,400	3,874,500
Tesla Motors, Inc.*	45,700	1,701,868
Vera Bradley, Inc.*	30,600	923,814

		21,256,800

Energy (10.8%)
Berry Petroleum Co., Cl A	55,300	2,606,289
Energy XXI Bermuda Ltd.*	61,600	2,224,376
FMC Technologies, Inc.*	20,000	1,008,400
Pioneer Natural Resources Co.	16,600	1,852,394
SandRidge Energy, Inc.*(a)	136,400	1,068,012
Whiting Petroleum Corp.*	21,500	1,167,450

		9,926,921

Financials (5.4%)
BlackRock, Inc.	8,000	1,639,200
Financial Engines, Inc.*	59,400	1,328,184
Green Dot Corp., Cl A*	13,250	351,390
Portfolio Recovery Associates, Inc.*	22,700	1,628,044

		4,946,818

Health Care (12.7%)
Celgene Corp.*	17,400	1,348,848
Dendreon Corp.*	38,300	408,087
HMS Holdings Corp.*	59,300	1,850,753
Human Genome Sciences, Inc.*(a)	41,300	340,312
Intuitive Surgical, Inc.*	3,500	1,896,125
IPC The Hospitalist Co.*	14,200	524,122
MAKO Surgical Corp.*	36,300	1,530,045
Salix Pharmaceuticals Ltd.*	30,600	1,606,500
SXC Health Solutions Corp.*	23,200	1,739,072
Vertex Pharmaceuticals, Inc.*	11,000	451,110

		11,694,974

Industrials (6.9%)
Alaska Air Group, Inc.*	25,000	895,500
Joy Global, Inc.	16,400	1,205,400
Polypore International, Inc.*	30,000	1,054,800
Precision Castparts Corp.	18,400	3,181,360

		6,337,060

	Shares	Value($)

Information Technology (40.7%)
Acme Packet, Inc.*	63,400	1,744,768
Alliance Data Systems Corp.*(a)	7,300	919,508
Altera Corp.	15,000	597,300
Apple, Inc.*	6,900	4,136,343
Aruba Networks, Inc.*	40,000	891,200
Cognizant Technology Solutions Corp., Cl A*	64,500	4,963,275
EMC Corp.*	80,200	2,396,376
F5 Networks, Inc.*	30,000	4,048,800
Google, Inc., Cl A*	5,400	3,462,696
LinkedIn Corp., Cl A*(a)	9,200	938,308
MercadoLibre, Inc.	34,200	3,344,418
Mitek Systems, Inc.*	42,700	495,320
OpenTable, Inc.*	39,100	1,582,377
QUALCOMM, Inc.	47,800	3,251,356
Skyworks Solutions, Inc.*	52,400	1,448,860
VeriFone Systems, Inc.*	50,000	2,593,500
Zillow, Inc.*	17,900	637,061

		37,451,466

Telecommunication Services (1.0%)
tw telecom, Inc.*	40,300	893,048

Total Common Stocks (Cost $56,380,850)		92,507,087

Short-Term Investment (3.1%)
RidgeWorth Funds Securities Lending Joint Account(b)	2,808,230	2,808,230

Total Short-Term Investment (Cost $2,808,230)		2,808,230

Total Investments (Cost $59,189,080) — 103.7%		95,315,317
Liabilities in excess of other assets — (3.7)%		(3,381,106)

Net Assets — 100.0%		$91,934,211

*	Non-income producing security.

(a)	The security or a partial position of the security was on loan as of March 31, 2012. The total value of securities on loan as of March 31, 2012 was $2,741,351.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2012 (See Note 2).

See Notes to Financial Statements.

33

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Emerging Growth Stock Fund†

	Shares	Value($)

Common Stocks (98.2%)
Consumer Discretionary (20.7%)
Chipotle Mexican Grill, Inc.*	1,200	501,600
Deckers Outdoor Corp.*	3,800	239,590
HomeAway, Inc.*(a)	8,700	220,719
Lululemon Athletica, Inc.*	6,100	455,548
Michael Kors Holdings Ltd.*	600	27,954
Netflix, Inc.*	3,700	425,648
Tesla Motors, Inc.*	13,900	517,636
Vera Bradley, Inc.*	7,100	214,349

		2,603,044

Energy (10.3%)
Berry Petroleum Co., Cl A	10,000	471,300
Energy XXI Bermuda Ltd.*	14,500	523,595
McMoRan Exploration Co.*(a)	16,800	179,760
SandRidge Energy, Inc.*	16,400	128,412

		1,303,067

Financials (6.9%)
Financial Engines, Inc.*	19,300	431,548
Portfolio Recovery Associates, Inc.*	6,100	437,492

		869,040

Health Care (20.9%)
Dendreon Corp.*	25,300	269,571
HMS Holdings Corp.*	17,600	549,296
Human Genome Sciences, Inc.*(a)	11,100	91,464
IPC The Hospitalist Co.*	7,700	284,207
MAKO Surgical Corp.*	11,700	493,155
Nektar Therapeutics*(a)	8,400	66,528
Salix Pharmaceuticals Ltd.*	5,600	294,000
SXC Health Solutions Corp.*	7,000	524,720
Vertex Pharmaceuticals, Inc.*	1,500	61,515

		2,634,456

Industrials (4.4%)
Alaska Air Group, Inc.*	4,600	164,772
Polypore International, Inc.*	11,100	390,276

		555,048

Information Technology (35.0%)
Acme Packet, Inc.*	14,000	385,280
Alliance Data Systems Corp.*(a)	1,000	125,960
Aruba Networks, Inc.*	17,000	378,760
F5 Networks, Inc.*	5,000	674,800
LinkedIn Corp., Cl A*	2,100	214,179

	Shares	Value($)

Information Technology—continued
MercadoLibre, Inc.	5,200	508,508
Mitek Systems, Inc.*	39,900	462,840
OpenTable, Inc.*	5,000	202,350
Skyworks Solutions, Inc.*	19,000	525,350
VeriFone Systems, Inc.*	8,800	456,456
Zillow, Inc.*	13,400	476,906

		4,411,389

Total Common Stocks (Cost $8,875,115)		12,376,044

Short-Term Investment (5.5%)
RidgeWorth Funds Securities Lending Joint Account(b)	696,138	696,138

Total Short-Term Investment (Cost $696,138)		696,138

Money Market Fund (1.9%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.23%(c)	232,277	232,277

Total Money Market Fund (Cost $232,277)		232,277

Total Investments (Cost $9,803,530) — 105.6%		13,304,459
Liabilities in excess of other assets — (5.6)%		(702,464)

Net Assets — 100.0%		$12,601,995

†	Effective close of business on April 27, 2012, the Fund merged into Aggressive Growth Stock Fund (See Note 9).

*	Non-income producing security.

(a)	The security or a partial position of the security was on loan as of March 31, 2012. The total value of securities on loan as of March 31, 2012 was $674,918.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2012 (See Note 2).

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

See Notes to Financial Statements.

34

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

International Equity Fund

	Shares	Value($)

Common Stocks (96.1%)
Australia (2.8%)
Australia & New Zealand Banking Group Ltd.	141,990	3,421,088
Bradken Ltd.	195,118	1,734,129
National Australia Bank Ltd.	86,650	2,208,007

		7,363,224

Austria (1.6%)
OMV AG	83,684	2,974,388
Voestalpine AG	40,012	1,345,573

		4,319,961

Belgium (2.0%)
Anheuser-Busch InBev NV	71,225	5,203,703

Brazil (0.6%)
Gerdau SA SP ADR	175,724	1,692,222

Canada (0.5%)
Potash Corp. of Saskatchewan, Inc.	28,711	1,311,805

China (0.7%)
Minth Group Ltd.	1,720,000	1,993,420

France (12.7%)
BNP Paribas	81,799	3,881,065
Cap Gemini SA	47,762	2,137,777
Compagnie Generale de Geophysique-Veritas*	93,138	2,756,400
Publicis Groupe SA	77,345	4,263,912
Renault SA	44,306	2,335,568
Sanofi-Aventis	44,686	3,470,374
Schlumberger Ltd.	35,706	2,496,921
Total SA	107,529	5,484,052
Valeo SA	41,099	2,155,276
Vinci SA	57,547	3,000,941
Vivendi SA	106,979	1,963,247

		33,945,533

Germany (13.3%)
Adidas AG	32,600	2,545,238
Allianz SE	27,233	3,249,608
BASF SE	72,292	6,323,913
Deutsche Bank AG	77,859	3,873,771
Deutsche Lufthansa AG	156,186	2,186,163
Deutsche Post AG	146,848	2,827,111
Fresenius SE	29,262	3,000,764
Infineon Technologies AG	209,069	2,137,551
MAN SE	22,332	2,973,355
Muenchener Rueckversicherungs AG	12,971	1,955,699
Siemens AG	43,021	4,337,135

		35,410,308

	Shares	Value($)

Hong Kong (3.7%)
China Mobile Ltd.	93,000	1,023,347
China Modern Dairy Holdings Ltd.*	5,416,000	1,562,264
Comba Telecom Systems Holdings Ltd.(a)	1,896,000	1,049,868
Digital China Holdings Ltd.	2,545,000	5,079,807
Texwinca Holdings Ltd.	889,721	1,085,005

		9,800,291

India (0.7%)
IL&FS Transportation Networks Ltd.	129,001	484,023
IRB Infrastructure Developers Ltd.	201,375	733,045
Sobha Developers Ltd.	96,455	632,368

		1,849,436

Ireland (1.1%)
WPP PLC	224,084	3,062,721

Italy (1.1%)
Intesa Sanpaolo SpA	1,643,457	2,945,884

Japan (16.5%)
Honda Motor Co. Ltd.	117,688	4,471,774
Isuzu Motors Ltd.	380,000	2,226,652
ITOCHU Corp.	267,080	2,913,776
JX Holdings, Inc.	664,300	4,117,264
Marubeni Corp.	752,000	5,423,994
Mitsubishi Gas Chemical Co., Inc.	577,000	3,855,032
Mitsubishi UFJ Financial Group, Inc.	985,502	4,905,483
Nidec Corp.	33,900	3,088,148
Nippon Telegraph & Telephone Corp.(a)	22,816	1,035,086
Sumitomo Corp.	381,944	5,518,969
Sumitomo Mitsui Financial Group, Inc.	141,505	4,655,287
Takata Corp.	65,177	1,736,321

		43,947,786

Luxembourg (1.1%)
AZ Electronic Materials SA	644,969	2,982,438

Netherlands (5.1%)
ING Groep NV*	329,704	2,746,969
Koninklijke Ahold NV	281,065	3,894,757
Koninklijke DSM NV	40,428	2,339,268
LyondellBasell Industries NV, Cl A	59,109	2,580,108
Royal Dutch Shell PLC ADR	29,499	2,083,514

		13,644,616

See Notes to Financial Statements.

35

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

International Equity Fund — concluded

	Shares	Value($)

Norway (1.2%)
Telenor ASA	179,193	3,322,847

Singapore (1.2%)
United Overseas Bank Ltd.	49,116	716,979
Venture Corp. Ltd.	367,685	2,492,086

		3,209,065

South Korea (2.8%)
Hana Financial Group, Inc.	48,690	1,834,926
Hyundai Motor Co.	12,201	2,509,009
Korea Gas Corp.	80,640	3,071,017

		7,414,952

Spain (1.6%)
Banco Santander SA	537,818	4,138,750

Sweden (4.0%)
Alfa Laval AB	86,389	1,777,191
Kinnevik Investment AB, Cl B	169,233	3,936,782
Swedbank AB, Cl A(a)	188,475	2,928,630
Volvo AB, Cl B	147,270	2,145,897

		10,788,500

Switzerland (2.7%)
ABB Ltd.*	162,945	3,343,017
Roche Holding AG	7,549	1,313,779
Xstrata PLC	156,942	2,680,988

		7,337,784

Thailand (0.9%)
Kasikornbank PCL	248,900	1,242,483
Krung Thai Bank PCL (Foreign Registered)	1,569,100	890,089
Krung Thai Bank PCL	283,900	161,045

		2,293,617

Turkey (1.8%)
Koc Holding AS	9,137	37,116
Tofas Turk Otomobil Fabrikasi AS	416,935	1,782,553
Turkiye Halk Bankasi AS	420,853	3,010,647

		4,830,316

United Kingdom (16.4%)
Anglo American PLC	66,935	2,502,053
AstraZeneca PLC	89,474	3,977,131
Aviva PLC	212,435	1,126,404
BP PLC SP ADR	138,543	6,234,435
British American Tobacco PLC	126,367	6,367,921
BT Group PLC	1,163,567	4,213,590
Legal & General Group PLC	1,050,764	2,196,672
Old Mutual PLC	589,074	1,494,368
Rio Tinto PLC SP ADR(a)	85,073	4,729,208
Royal Dutch Shell PLC, Cl A	84,710	2,958,506

	Shares	Value($)

United Kingdom—continued
Royal Dutch Shell PLC, Cl B	62,975	2,215,525
SABMiller PLC	75,069	3,013,230
Subsea 7 SA*	104,274	2,761,231

		43,790,274

Total Common Stocks (Cost $231,842,633)		256,599,453

Preferred Stocks (2.1%)
Brazil (1.1%)
Itau Unibanco Holding SA ADR, 0.55%	94,219	1,808,063
Telefonica Brasil SA, 3.19%	34,706	1,074,005

		2,882,068

Germany (1.0%)
Volkswagen AG, 2.30%	15,694	2,759,763

Total Preferred Stocks (Cost $5,211,873)		5,641,831

Short-Term Investment (2.3%)
RidgeWorth Funds Securities Lending Joint Account(b)	6,131,175	6,131,175

Total Short-Term Investment (Cost $6,131,175)		6,131,175

Money Market Fund (0.7%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.23%(c)	1,806,849	1,806,849

Total Money Market Fund (Cost $1,806,849)		1,806,849

Total Investments (Cost $244,992,530) —101.2%		270,179,308
Liabilities in excess of other assets — (1.2)%		(3,118,303)

Net Assets — 100.0%		$267,061,005

*	Non-income producing security.

(a)	The security or a partial position of the security was on loan as of March 31, 2012. The total value of securities on loan as of March 31, 2012 was $5,645,281.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2012 (See Note 2).

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

Investment Abbreviations

ADR — American Depositary Receipt

PCL — Public Company Limited

SP ADR — Sponsored American Depositary Receipt

See Notes to Financial Statements.

36

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

International Equity Index Fund

	Shares	Value($)

Common Stocks (98.4%)
Australia (5.3%)
AGL Energy Ltd.	9,602	146,707
Alumina Ltd.	51,075	65,339
Amcor Ltd.	25,461	196,221
AMP Ltd.	58,924	263,677
Asciano Ltd.	23,379	118,664
ASX Ltd.	3,656	125,731
Australia & New Zealand Banking Group Ltd.	53,686	1,293,503
Bendigo and Adelaide Bank Ltd.	7,794	62,569
BGP Holdings PLC*(a)(b)	737,041	—
BHP Billiton Ltd.	66,660	2,389,812
BlueScope Steel Ltd.*	37,940	15,524
Boral Ltd.	14,992	62,584
Brambles Ltd.	30,014	220,739
Caltex Australia Ltd.	2,854	41,063
Campbell Brothers Ltd.	1,225	85,309
CFS Retail Property Trust REIT	38,766	71,879
Coca-Cola Amatil Ltd.	11,681	150,884
Cochlear Ltd.	1,184	75,917
Commonwealth Bank of Australia	32,090	1,665,345
Computershare Ltd.	9,200	85,768
Crown Ltd.	9,339	84,065
CSL Ltd.	11,459	426,007
Dexus Property Group REIT	101,371	91,354
Echo Entertainment Group Ltd.	11,028	50,149
Fairfax Media Ltd.(c)	46,552	34,960
Fortescue Metals Group Ltd.	25,943	156,132
Goodman Group	144,584	103,339
GPT Group REIT	41,637	134,565
Harvey Norman Holdings Ltd.	11,022	22,948
Iluka Resources Ltd.	8,480	156,267
Incitec Pivot Ltd.	33,195	108,313
Insurance Australia Group Ltd.	43,801	154,262
Leighton Holdings Ltd.	3,144	69,433
Lend Lease Group	11,118	86,029
Lynas Corp. Ltd.*	35,553	40,326
Macquarie Group Ltd.	7,141	215,105
Metcash Ltd.	15,900	79,385
Mirvac Group REIT	71,169	86,253
National Australia Bank Ltd.	46,571	1,186,718
Newcrest Mining Ltd.	16,053	493,534
OneSteel Ltd.	27,127	34,843
Orica Ltd.	7,580	219,613
Origin Energy Ltd.	22,005	304,298

	Shares	Value($)

Australia—continued
OZ Minerals Ltd.	6,733	68,070
Paladin Energy Ltd.*	14,484	27,531
Qantas Airways Ltd.*	23,672	43,769
QBE Insurance Group Ltd.	21,747	319,202
QR National Ltd.	35,147	135,798
Ramsay Health Care Ltd.	2,699	54,657
Rio Tinto Ltd.	9,056	613,495
Santos Ltd.	17,929	264,462
Sims Metal Management Ltd.	3,433	52,239
Sonic Healthcare Ltd.	7,669	99,458
SP Ausnet	28,959	32,247
Stockland REIT	49,650	151,204
Suncorp Group Ltd.	26,698	232,303
Sydney Airport	8,836	26,268
TABCORP Holdings Ltd.	14,270	40,206
Tatts Group Ltd.	26,743	68,700
Telstra Corp. Ltd.	91,938	313,320
Toll Holdings Ltd.	13,739	83,539
Transurban Group	27,019	156,731
Wesfarmers Ltd.	20,996	652,896
Wesfarmers Ltd. PPS	3,169	101,433
Westfield Group REIT	45,755	418,501
Westfield Retail Trust REIT	61,146	163,412
Westpac Banking Corp.	61,938	1,404,429
Woodside Petroleum Ltd.	13,054	470,700
Woolworths Ltd.	25,176	677,521
WorleyParsons Ltd.	4,029	119,486

		18,266,710

Austria (1.3%)
Erste Group Bank AG	31,808	733,482
Immofinanz AG*	157,848	573,461
OMV AG	27,787	987,636
Raiffeisen Bank International AG(c)	8,246	291,439
Telekom Austria AG	56,214	654,661
Verbund AG	11,268	342,791
Vienna Insurance Group	6,422	283,245
Voestalpine AG	18,320	616,088

		4,482,803

Belgium (2.1%)
Ageas	148,195	325,723
Anheuser-Busch InBev NV	53,632	3,918,358
Bekaert SA	2,561	82,504
Belgacom SA	10,241	329,236
Colruyt SA(c)	5,091	204,647
Delhaize Group SA	6,906	363,355
Dexia SA*(c)	41,709	16,132
Groupe Bruxelles Lambert SA	5,410	418,777

See Notes to Financial Statements.

37

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

International Equity Index Fund — continued

	Shares	Value($)

Belgium—continued
KBC Groep NV	10,659	267,401
Mobistar SA	2,011	100,175
Solvay SA	3,922	464,336
UCB SA	6,766	291,920
Umicore	7,616	419,554

		7,202,118

Cayman Islands (0.1%)
Sands China Ltd.	27,687	108,031
Wynn Macau Ltd.(c)	18,616	54,777

		162,808

Denmark (1.4%)
A.P. Moller—Maersk A/S, Cl A	23	169,176
A.P. Moller—Maersk A/S, Cl B	54	416,941
Carlsberg A/S, Cl B(c)	4,227	349,251
Coloplast A/S, Cl B	912	157,898
Danske Bank A/S*	26,128	442,530
DSV A/S	8,452	191,626
Novo Nordisk A/S, Cl B	16,666	2,307,462
Novozymes A/S, Cl B	9,230	268,819
Pandora A/S(c)	2,396	27,720
TDC A/S	14,809	107,707
Tryg A/S	1,009	56,892
Vestas Wind Systems A/S*(c)	8,156	82,737
William Demant Holding A/S*	927	86,395

		4,665,154

Finland (0.9%)
Elisa Oyj	4,540	108,808
Fortum Oyj	13,834	335,797
Kesko Oyj, Cl B	2,148	69,700
Kone Oyj, Cl B(c)	4,921	274,142
Metso Oyj(c)	4,042	172,776
Neste Oil Oyj	4,153	51,151
Nokia Oyj	120,139	654,056
Nokian Renkaat Oyj	3,418	166,571
Orion Oyj, Cl B(c)	2,971	58,723
Outokumpu Oyj*(c)	4,734	9,932
Pohjola Bank PLC	4,410	48,847
Rautaruukki Oyj	2,676	28,088
Sampo Oyj, Cl A	13,224	382,190
Sanoma Oyj(c)	2,607	33,379
Stora Enso Oyj	18,392	136,629
UPM-Kymmene Oyj(c)	16,495	224,614
Wartsila Oyj	5,290	199,523

		2,954,926

	Shares	Value($)

France (10.2%)
Accor SA	5,219	186,335
Aeroports de Paris	1,235	101,364
Air France-KLM*	4,905	27,868
Air Liquide SA(b)	17,547	2,339,307
Air Liquide SA(a)(b)	2,545	339,291
Alcatel-Lucent*	82,564	187,747
Alstom	7,258	283,237
Arkema SA	1,983	184,787
Atos Origin SA	1,797	103,643
AXA SA	61,300	1,016,224
BNP Paribas	34,442	1,634,148
Bouygues SA	8,493	259,731
Bureau Veritas SA	1,994	175,520
Cap Gemini SA	5,300	237,222
Carrefour SA	20,740	497,205
Casino Guichard-Perrachon SA	1,984	195,544
Christian Dior SA	1,961	300,900
CNP Assurances	5,247	81,876
Compagnie de Saint—Gobain	14,260	636,836
Compagnie Generale d’Optique Essilor International SA	7,188	640,675
Compagnie Generale de Geophysique-Veritas*	5,045	149,306
Compagnie Generale des Etablissements Michelin, Cl B	6,215	462,772
Credit Agricole SA	34,716	215,761
Danone SA	20,808	1,451,410
Dassault Systemes SA	2,116	194,697
Edenred	5,664	170,420
Eiffage SA	1,453	56,217
Electricite de France	8,571	195,587
Eramet	189	26,719
Eurazeo	1,101	56,020
European Aeronautic Defence and Space Co.	14,457	592,032
Eutelsat Communications	3,545	131,059
Fonciere Des Regions	992	79,686
France Telecom SA	66,683	987,624
GDF SUEZ	44,102	1,139,321
Gecina SA	787	82,227
Groupe Eurotunnel SA	18,687	162,298
ICADE REIT	836	74,581
Iliad SA	684	94,235
Imerys	1,216	73,937
JCDecaux SA*	2,385	72,874
Klepierre	3,737	129,585
L’Oreal SA	8,543	1,053,812

See Notes to Financial Statements.

38

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

International Equity Index Fund — continued

	Shares	Value($)

France—continued
Lagardere SCA	4,257	131,322
Legrand SA	6,981	256,878
LVMH Moet Hennessy Louis Vuitton SA	8,778	1,508,475
Metropole Television SA	2,087	37,715
Natixis	31,340	120,588
Neopost SA	1,153	74,151
Pernod-Ricard SA	7,087	741,031
Peugeot SA(c)	5,351	86,175
PPR	2,722	468,313
Publicis Groupe SA	4,423	243,833
Renault SA	6,835	360,303
Safran SA	5,825	214,069
Sanofi-Aventis	39,972	3,104,279
Schneider Electric SA	17,107	1,117,736
Scor SE	6,034	163,043
Societe BIC SA	1,035	103,860
Societe Generale	22,820	668,505
Societe Lafarge(a)(b)	12,479	595,578
Societe Television Francaise 1	4,267	52,248
Sodexo	3,352	275,208
Suez Environnement SA	9,500	145,707
Technip SA	3,464	408,079
Thales SA	3,568	133,527
Total SA	75,269	3,838,770
Unibail-Rodamco	3,264	652,762
Vallourec SA	3,951	250,299
Veolia Environnement SA	12,355	204,902
Vinci SA	15,799	823,881
Vivendi SA	44,039	808,191
Wendel SA	1,163	99,347

		34,770,415

Germany (12.9%)
Adidas AG	11,171	872,173
Allianz SE	24,187	2,886,141
Axel Springer AG	2,154	108,792
BASF SE	48,537	4,245,889
Bayer AG	44,310	3,116,735
Bayerische Motoren Werke AG	17,402	1,564,986
Beiersdorf AG	5,425	353,988
Brenntag AG	1,811	221,776
Celesio AG	4,659	84,320
Commerzbank AG*	197,202	498,927
Continental AG*	4,255	401,612
Daimler AG(c)	49,008	2,955,014
Deutsche Bank AG	50,299	2,502,560
Deutsche Boerse AG	10,616	714,724
Deutsche Lufthansa AG	12,446	174,209
Deutsche Post AG	45,473	875,444

	Shares	Value($)

Germany—continued
Deutsche Telekom AG	151,114	1,819,308
E.ON AG	96,060	2,300,949
Fraport AG	1,982	124,107
Fresenius SE	6,044	619,801
GEA Group AG	9,125	314,716
Hannover Rueckversicherung AG	3,219	191,218
Heidelberg Cement AG	7,555	457,304
Henkel AG & Co. KGaA	7,041	439,479
Hochtief AG	2,260	137,114
Infineon Technologies AG	59,305	606,343
K+S AG	9,186	480,560
Kabel Deutschland Holding AG*	3,928	242,608
Lanxess AG	4,449	367,766
Linde AG	9,027	1,619,889
MAN SE	3,614	481,180
Merck KGaA	3,516	389,117
Metro AG	6,987	270,145
Muenchener Rueckversicherungs AG	10,151	1,530,514
RWE AG	26,902	1,284,654
Salzgitter AG	2,098	114,988
SAP AG	49,346	3,445,955
Siemens AG	43,771	4,412,745
Suedzucker AG	3,554	113,167
ThyssenKrupp AG	17,655	439,495
United Internet AG	6,032	113,674
Volkswagen AG	1,544	248,961
Wacker Chemie AG(c)	832	73,358

		44,216,405

Greece (0.5%)
Alpha Bank AE*	1,393	1,817
Coca-Cola Hellenic Bottling Co. SA*	36,013	689,238
Hellenic Telecommunications Organization SA	49,626	211,134
National Bank of Greece SA*	172,874	442,679
OPAP SA	43,255	419,400

		1,764,268

Guernsey (0.0%)(d)
Resolution Ltd.	20,515	85,742

Hong Kong (1.0%)
AIA Group Ltd.	87,681	321,230
ASM Pacific Technology Ltd.	2,240	32,595
Bank of East Asia Ltd.	17,830	66,929
BOC Hong Kong Holdings Ltd.	42,528	117,471

See Notes to Financial Statements.

39

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

International Equity Index Fund — continued

	Shares	Value($)

Hong Kong—continued
Cathay Pacific Airways Ltd.	12,843	23,749
Cheung Kong (Holdings) Ltd.	15,239	196,827
Cheung Kong Infrastructure Holdings Ltd.	5,854	35,544
CLP Holdings Ltd.	21,866	188,375
Esprit Holdings Ltd.	14,001	28,126
Foxconn International Holdings Ltd.*	25,624	18,181
Galaxy Entertainment Group Ltd.*	13,803	38,127
Hang Lung Group Ltd.	10,503	67,152
Hang Lung Properties Ltd.	27,935	102,523
Hang Seng Bank Ltd.	8,724	116,274
Henderson Land Development Co. Ltd.	12,358	67,873
HKT Trust / HKT Ltd.*	2,296	1,798
Hong Kong & China Gas Co. Ltd. (The)	53,662	137,100
Hong Kong Electric Holdings Ltd.	16,200	118,910
Hong Kong Exchanges & Clearing Ltd.	11,739	197,123
Hopewell Holdings Ltd.	6,081	16,679
Hutchison Whampoa Ltd.	24,113	240,802
Hysan Development Co. Ltd.	7,257	28,876
Kerry Properties Ltd.	8,007	35,985
Li & Fung Ltd.	63,707	146,192
Lifestyle International Holdings Ltd.	6,393	16,284
Link REIT (The)	25,576	95,183
MTR Corp.	16,121	57,816
New World Development Ltd.	41,251	49,561
Newton Resources Ltd.*	391	38
Noble Group Ltd.	69,598	76,405
NWS Holdings Ltd.	14,372	21,950
Orient Overseas International Ltd.	3,031	21,565
PCCW Ltd.	46,824	16,763
Shangri-La Asia Ltd.	16,968	37,014
Sino Land Co. Ltd.	31,602	50,462
SJM Holdings Ltd.	19,210	38,986
Sun Hung Kai Properties Ltd.	15,664	194,651
Swire Pacific Ltd.	8,132	91,158
Swire Properties Ltd.*	5,592	13,941
Wharf Holdings Ltd. (The)	17,197	93,453
Wheelock & Co. Ltd.	11,192	33,653
Wing Hang Bank Ltd.	2,364	23,486
Yue Yuen Industrial (Holdings) Ltd.	8,544	29,982

		3,306,792

	Shares	Value($)

Ireland (1.2%)
CRH PLC	84,591	1,726,131
Elan Corp. PLC*	57,647	843,800
Experian PLC	14,258	222,241
Irish Bank Resolution Corp. Ltd.*(a)(b)	8,839	—
Irish Bank Resolution Corp. Ltd.*(a)(b)(c)	143,993	—
James Hardie Industries SE	8,948	71,184
Kerry Group PLC, Cl A	17,194	795,728
Ryanair Holdings PLC*	26,898	160,571
WPP PLC	18,284	249,901

		4,069,556

Israel (0.9%)
Bank Hapoalim BM	45,906	168,564
Bank Leumi Le-Israel BM	51,762	162,995
Bezeq Israeli Telecommunication Corp. Ltd.	73,339	120,413
Cellcom Israel Ltd.	2,326	29,461
Delek Group Ltd.	204	39,907
Elbit Systems Ltd.	1,031	39,998
Israel Chemicals Ltd.	18,956	215,664
Israel Corp. Ltd. (The)	101	67,992
Israel Discount Bank Ltd., Cl A*	34,545	45,719
Mizrahi Tefahot Bank Ltd.	5,296	47,717
NICE Systems Ltd.*	2,701	105,879
Partner Communications Co. Ltd.	3,626	27,968
Teva Pharmaceutical Industries Ltd.	41,112	1,817,742
Teva Pharmaceutical Industries Ltd. SP ADR	215	9,688

		2,899,707

Italy (7.1%)
A2A SpA	113,325	90,912
Assicurazioni Generali SpA	122,366	1,899,642
Atlantia SpA	32,559	540,628
Autogrill SpA	11,778	124,331
Banca Carige SpA	67,723	88,877
Banca Monte dei Paschi di Siena SpA(c)	548,555	231,261
Banco Popolare Scarl	186,619	353,927
Enel Green Power SpA	184,040	349,772
Enel SpA	679,266	2,456,901
Eni SpA	247,763	5,812,465
Exor SpA	6,586	166,276
Fiat Industrial SpA*	78,222	834,597
Fiat SpA	78,038	458,781
Finmeccanica SpA(c)	41,960	227,206

See Notes to Financial Statements.

40

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

International Equity Index Fund — continued

	Shares	Value($)

Italy—continued
Intesa Sanpaolo SpA	1,058,348	1,897,081
Intesa Sanpaolo SpA—RSP	98,094	151,368
Luxottica Group SpA	12,143	439,697
Mediaset SpA	74,071	204,295
Mediobanca SpA	55,960	328,687
Pirelli & C SpA	24,385	290,099
Prysmian SpA	20,595	362,022
Saipem SpA	27,327	1,411,554
Snam Rete Gas SpA	166,623	801,343
Telecom Italia SpA	982,941	1,168,710
Telecom Italia SpA	628,673	617,946
Terna SpA	124,863	501,921
UniCredit SpA	441,384	2,211,058
Unione di Banche Italiane ScpA	82,521	349,765

		24,371,122

Japan (26.5%)
ABC-Mart, Inc.	1,123	42,263
ADVANTEST Corp.	5,956	93,834
AEON Co. Ltd.	24,105	316,857
AEON Credit Service Co. Ltd.	3,194	50,243
AEON Mall Co. Ltd.	3,044	70,721
Air Water, Inc.	6,830	88,129
Aisin Seiki Co. Ltd.	7,617	267,428
Ajinomoto Co., Inc.	25,926	325,132
Alfresa Holdings Corp.	1,529	72,691
All Nippon Airways Co. Ltd.(c)	33,235	100,384
Amada Co. Ltd.	13,807	93,081
Aozora Bank Ltd.	22,660	65,431
Asahi Breweries Ltd.	15,521	343,723
Asahi Glass Co. Ltd.	40,262	341,475
Asahi Kasei Corp.	51,287	316,632
ASICS Corp.	6,021	68,088
Astellas Pharma, Inc.	18,029	740,590
Bank of Kyoto Ltd. (The)	12,469	113,135
Bank of Yokohama Ltd. (The)	49,660	248,390
Benesse Holdings, Inc.	2,786	138,846
Bridgestone Corp.	25,786	624,945
Brother Industries Ltd.	9,698	131,463
Canon, Inc.	45,605	2,154,350
Casio Computer Co. Ltd.(c)	9,595	68,511
Central Japan Railway Co.	61	502,622
Chiba Bank Ltd. (The)	31,999	204,126
Chiyoda Corp.	7,179	91,158
Chubu Electric Power Co., Inc.	27,584	497,892
Chugai Pharmaceutical Co. Ltd.	8,963	165,248
Chugoku Bank Ltd. (The)	8,135	109,980
Chugoku Electric Power Co., Inc. (The)	11,989	222,630

	Shares	Value($)

Japan—continued
Chuo Mitsui Trust Holdings, Inc.	124,910	398,408
Citizen Holdings Co. Ltd.	10,486	66,385
Coca-Cola West Co. Ltd.	2,485	43,563
Cosmo Oil Co. Ltd.	24,080	66,913
Credit Saison Co. Ltd.	6,025	121,927
Dai Nippon Printing Co. Ltd.	22,230	227,215
Dai-ichi Life Insurance Co. Ltd. (The)	364	502,660
Daicel Chemical Industries Ltd.	11,771	75,800
Daido Steel Co. Ltd.	10,950	75,805
Daihatsu Motor Co. Ltd.	7,899	144,677
Daiichi Sankyo Co. Ltd.	26,974	491,444
Daikin Industries Ltd.	9,085	247,294
Dainippon Sumitomo Pharma Co. Ltd.	6,283	66,572
Daito Trust Construction Co. Ltd.	2,963	265,979
Daiwa House Industry Co. Ltd.	19,232	254,196
Daiwa Securities Group, Inc.	68,323	269,924
DeNa Co. Ltd.	3,963	109,788
Denki Kagaku Kogyo Kabushiki Kaisha	19,384	77,517
DENSO Corp.	19,503	651,514
Dentsu, Inc.	7,119	226,721
East Japan Railway Co.	13,872	873,180
Eisai Co. Ltd.	10,077	400,548
Electric Power Development Co. Ltd.	4,720	127,965
Elpida Memory, Inc.*	7,744	94
FamilyMart Co. Ltd.	2,562	108,336
FANUC Ltd.	7,524	1,334,449
Fast Retailing Co. Ltd.	2,054	468,025
Fuji Electric Holdings Co. Ltd.	22,146	58,328
Fuji Heavy Industries Ltd.	23,518	188,951
FUJIFILM Holdings Corp.	18,393	431,326
Fujitsu Ltd.	75,204	396,145
Fukuoka Financial Group, Inc.	32,254	143,013
Furukawa Electric Co. Ltd.	24,334	64,679
Gree, Inc.(c)	3,698	93,332
GS Yuasa Corp.	13,321	73,067
Gunma Bank Ltd. (The)	15,490	82,905
Hachijuni Bank Ltd. (The)	17,268	101,810
Hakuhodo DY Holdings, Inc.	928	58,301
Hamamatsu Photonics K.K.	2,720	102,694
Hino Motors Ltd.	10,909	78,816
Hirose Electric Co. Ltd.	1,295	135,962

See Notes to Financial Statements.

41

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

International Equity Index Fund — continued

	Shares	Value($)

Japan—continued
Hiroshima Bank Ltd. (The)	19,713	90,027
Hisamitsu Pharmaceutical Co., Inc.	2,480	117,603
Hitachi Chemical Co. Ltd.	4,186	75,355
Hitachi Construction Machinery Co. Ltd.	4,293	94,968
Hitachi High-Technologies Corp.	2,438	58,174
Hitachi Ltd.	179,314	1,150,365
Hitachi Metals Ltd.	7,549	93,758
Hokkaido Electric Power Co., Inc.	7,512	110,270
Hokuhoku Financial Group, Inc.	51,719	98,727
Hokuriku Electric Power Co.	7,246	130,966
Honda Motor Co. Ltd.	66,103	2,511,706
Hoya Corp.	17,460	392,149
Ibiden Co. Ltd.	4,834	123,639
Idemitsu Kosan Co. Ltd.	924	92,099
IHI Corp.	53,016	133,869
Inpex Corp.	88	594,322
Isetan Mitsukoshi Holdings Ltd.	15,083	177,125
Isuzu Motors Ltd.	48,565	284,572
ITOCHU Corp.	61,219	667,884
Itochu Techno-Solutions Corp.	1,155	51,701
Iyo Bank Ltd. (The)	10,423	92,305
J. Front Retailing Co. Ltd.	18,755	104,685
Japan Petroleum Exploration Co.	1,122	52,257
Japan Prime Realty Investment Corp. REIT	27	77,604
Japan Real Estate Investment Corp. REIT	19	167,343
Japan Retail Fund Investment Corp. REIT	64	95,030
Japan Steel Works Ltd. (The)	12,640	86,588
Japan Tobacco, Inc.	180	1,013,411
JFE Holdings, Inc.	18,644	400,496
JGC Corp.	8,708	269,856
Joyo Bank Ltd. (The)	25,592	117,185
JS Group Corp.	11,012	230,564
JSR Corp.	7,257	146,069
JTEKT Corp.	8,846	105,913
Jupiter Telecommunications Co. Ltd.	71	71,112
JX Holdings, Inc.	92,307	572,109
Kajima Corp.	33,502	102,000
Kamigumi Co. Ltd.	10,563	87,419
Kaneka Corp.	11,076	66,774

	Shares	Value($)

Japan—continued
Kansai Electric Power Co., Inc. (The)	30,717	475,766
Kansai Paint Co. Ltd.	9,377	94,597
Kao Corp.	21,639	567,837
Kawasaki Heavy Industries Ltd.	58,674	179,347
Kawasaki Kisen Kaisha Ltd.*(c)	29,829	65,590
KDDI Corp.	118	764,142
Keikyu Corp.	18,975	165,977
Keio Corp.	23,210	166,286
Keisei Electric Railway Co. Ltd.	10,824	83,694
Keyence Corp.	1,764	414,733
Kikkoman Corp.	7,267	84,022
Kinden Corp.	6,098	47,078
Kintetsu Corp.(c)	65,601	249,659
Kirin Holdings Co. Ltd.	32,518	420,766
Kobe Steel Ltd.	100,382	162,513
Koito Manufacturing Co. Ltd.	4,484	72,539
Komatsu Ltd.	38,441	1,095,594
Konami Corp.	3,716	105,325
Konica Minolta Holdings, Inc.	19,381	169,294
Kubota Corp.	47,126	452,642
Kuraray Co. Ltd.	13,702	193,851
Kurita Water Industries Ltd.	4,631	113,467
Kyocera Corp.	6,069	555,793
Kyowa Hakko Kirin Co. Ltd.	11,038	122,689
Kyushu Electric Power Co., Inc.	16,561	235,900
Lawson, Inc.	2,410	151,699
Mabuchi Motor Co. Ltd.	1,073	48,678
Makita Corp.	4,600	184,511
Marubeni Corp.	67,541	487,157
Marui Group Co. Ltd.	8,994	74,977
Maruichi Steel Tube Ltd.	1,862	43,462
Mazda Motor Corp.*	61,162	107,146
McDonald’s Holdings Co. (Japan) Ltd.	2,725	72,298
Medipal Holdings Corp.	5,920	76,673
Meiji Holdings Co. Ltd.	2,808	122,640
Minebea Co. Ltd.	12,967	56,555
Miraca Holdings, Inc.	2,193	85,579
Mitsubishi Chemical Holdings Corp.	55,151	294,512
Mitsubishi Corp.	54,863	1,272,647
Mitsubishi Electric Corp.	76,740	678,672
Mitsubishi Estate Co. Ltd.	50,440	899,474
Mitsubishi Gas Chemical Co., Inc.	15,246	101,861

See Notes to Financial Statements.

42

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

International Equity Index Fund — continued

	Shares	Value($)

Japan—continued
Mitsubishi Heavy Industries Ltd.	123,533	598,487
Mitsubishi Logistics Corp.	5,298	62,536
Mitsubishi Materials Corp.	46,417	146,928
Mitsubishi Motors Corp.*	156,041	177,212
Mitsubishi Tanabe Pharma Corp.	8,966	125,764
Mitsubishi UFJ Financial Group, Inc.	514,224	2,559,627
Mitsubishi UFJ Lease & Finance Co. Ltd.	2,334	102,643
Mitsui & Co. Ltd.	71,369	1,170,083
Mitsui Chemicals, Inc.	32,183	97,595
Mitsui Engineering & Shipbuilding Co. Ltd.	29,576	51,455
Mitsui Fudosan Co. Ltd.	33,194	634,845
Mitsui O.S.K. Lines Ltd.	46,908	204,022
Mizuho Financial Group, Inc.(c)	896,913	1,462,888
MS&AD Insurance Group Holdings, Inc.	22,772	467,435
Murata Manufacturing Co. Ltd.	8,286	491,033
Nabtesco Corp.	3,754	77,012
Namco Bandai Holdings, Inc.	7,903	114,005
NEC Corp.*	107,648	224,998
NGK Insulators Ltd.	10,762	153,557
NGK Spark Plug Co. Ltd.	7,568	107,984
NHK Spring Co. Ltd.	6,013	64,656
Nidec Corp.	4,339	395,265
Nikon Corp.	13,532	410,685
Nintendo Co. Ltd.	4,151	624,380
Nippon Building Fund, Inc. REIT	22	208,916
Nippon Electric Glass Co. Ltd.	15,541	135,000
Nippon Express Co. Ltd.	34,069	132,950
Nippon Meat Packers, Inc.	8,001	101,595
Nippon Paper Group, Inc.	3,920	81,602
Nippon Sheet Glass Co. Ltd.(c)	36,197	55,540
Nippon Steel Corp.	206,450	566,197
Nippon Telegraph & Telephone Corp.(c)	19,284	874,851
Nippon Yusen Kabushiki Kaisha(c)	60,966	191,509
Nishi-Nippon City Bank Ltd. (The)	27,627	78,105
Nissan Motor Co. Ltd.	100,118	1,065,651
Nisshin Seifun Group, Inc.	7,238	87,535
Nisshin Steel Co. Ltd.	28,288	47,506

	Shares	Value($)

Japan—continued
Nissin Foods Holdings Co. Ltd.	2,307	86,265
Nitori Holdings Co. Ltd.	1,512	136,641
Nitto Denko Corp.	6,746	271,812
NKSJ Holdings, Inc.	14,700	328,561
NOK Corp.	4,140	90,033
Nomura Holdings, Inc.	143,784	635,797
Nomura Real Estate Holdings, Inc.	3,759	66,260
Nomura Real Estate Office Fund, Inc. REIT	11	65,452
Nomura Research Institute Ltd.	4,008	99,413
NSK Ltd.	17,323	133,318
NTN Corp.	18,962	80,182
NTT Data Corp.	51	179,242
NTT DoCoMo, Inc.	621	1,030,873
NTT Urban Development Corp.	47	38,272
Obayashi Corp.	25,583	111,580
Odakyu Electric Railway Co. Ltd.	25,207	238,152
OJI Paper Co. Ltd.	33,651	162,624
Olympus Corp.*	8,484	138,786
Omron Corp.	8,200	176,344
Ono Pharmaceutical Co. Ltd.	3,355	186,862
Oracle Corp. Japan	1,485	56,425
Oriental Land Co. Ltd.	1,938	207,685
ORIX Corp.	4,250	405,642
Osaka Gas Co. Ltd.	77,408	310,492
Otsuka Corp.	742	60,332
Otsuka Holdings Co. Ltd.	10,095	298,813
Panasonic Corp.	89,244	820,523
Rakuten, Inc.	293	306,912
Resona Holdings, Inc.	76,239	350,937
Ricoh Co. Ltd.	27,418	266,661
Rinnai Corp.	1,300	93,609
Rohm Co. Ltd.	3,987	196,773
Sankyo Co. Ltd.	2,148	105,363
Sanrio Co. Ltd.(c)	1,800	70,243
Santen Pharmaceutical Co. Ltd.	3,065	130,902
SBI Holdings, Inc.	815	76,902
Secom Co. Ltd.	8,466	414,248
Sega Sammy Holdings, Inc.	8,730	182,890
Seiko Epson Corp.	5,256	73,661
Sekisui Chemical Co. Ltd.	17,187	149,091
Sekisui House Ltd.	22,975	225,114
Seven & I Holdings Co. Ltd.	30,258	898,564
Seven Bank Ltd.	21,100	46,141
Sharp Corp.(c)	39,876	290,988

See Notes to Financial Statements.

43

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

International Equity Index Fund — continued

	Shares	Value($)

Japan—continued
Shikoku Electric Power Co., Inc.	7,545	212,667
Shimadzu Corp.	9,922	89,546
Shimamura Co. Ltd.	930	104,045
Shimano, Inc.	3,062	184,415
Shimizu Corp.	23,779	95,380
Shin-Etsu Chemical Co. Ltd.	16,564	956,577
Shinsei Bank Ltd.	56,015	73,090
Shionogi & Co. Ltd.	12,153	167,972
Shiseido Co. Ltd.	14,403	248,490
Shizuoka Bank Ltd. (The)	24,227	249,383
Showa Denko Kabushiki Kaisha	59,496	135,136
Showa Shell Sekiyu Kabushiki Kaisha	7,569	48,284
SMC Corp.	2,115	336,274
Softbank Corp.	35,445	1,047,891
Sojitz Corp.	51,490	92,069
Sony Corp.	40,695	837,795
Sony Financial Holdings, Inc.	7,201	127,890
Square Enix Holdings Co. Ltd.	2,479	52,054
Stanley Electric Co. Ltd.	5,890	93,577
Sumco Corp.*(c)	4,701	57,194
Sumitomo Chemical Co. Ltd.	63,076	268,246
Sumitomo Corp.	45,668	659,888
Sumitomo Electric Industries Ltd.	29,985	410,451
Sumitomo Heavy Industries Ltd.	21,687	120,527
Sumitomo Metal Industries Ltd.	137,088	276,594
Sumitomo Metal Mining Co. Ltd.	20,703	290,898
Sumitomo Mitsui Financial Group, Inc.	54,616	1,796,779
Sumitomo Realty & Development Co. Ltd.	13,736	331,078
Sumitomo Rubber Industries Ltd.	6,868	91,192
Suruga Bank Ltd.	7,451	76,067
Suzuken Co. Ltd.	2,964	91,387
Suzuki Motor Corp.	13,799	329,596
Sysmex Corp.	2,932	118,314
T&D Holdings, Inc.	23,400	271,120
Taisei Corp.	41,704	108,832
Taisho Pharmaceutical Holdings Co. Ltd.	1,400	113,495
Taiyo Nippon Sanso Corp.	11,064	78,064
Takashimaya Co. Ltd.	10,513	87,259

	Shares	Value($)

Japan—continued
Takeda Pharmaceutical Co. Ltd.	31,878	1,403,834
TDK Corp.	5,068	287,168
Teijin Ltd.	37,202	124,951
Terumo Corp.	6,755	322,774
THK Co. Ltd.	4,748	96,543
Tobu Railway Co. Ltd.	39,830	211,253
Toho Co. Ltd.	4,641	85,172
Toho Gas Co. Ltd.	15,843	93,408
Tohoku Electric Power Co., Inc.*	18,913	215,705
Tokio Marine Holdings, Inc.	29,115	798,842
Tokyo Electric Power Co., Inc. (The)*	60,659	152,435
Tokyo Electron Ltd.	6,885	393,868
Tokyo Gas Co. Ltd.	101,103	476,382
Tokyu Corp.	45,940	218,128
Tokyu Land Corp.	16,984	83,104
TonenGeneral Sekiyu Kabushiki Kaisha	11,223	103,322
Toppan Printing Co. Ltd.	22,351	174,444
Toray Industries, Inc.	59,003	437,693
Toshiba Corp.	162,922	716,487
Tosoh Corp.	19,787	54,984
TOTO Ltd.	11,861	89,276
Toyo Seikan Kaisha Ltd.	6,273	89,961
Toyo Suisan Kaisha Ltd.	4,080	105,931
Toyoda Gosei Co. Ltd.	2,528	49,204
Toyota Boshoku Corp.	2,577	30,387
Toyota Industries Corp.	7,206	217,303
Toyota Motor Corp.	111,709	4,818,184
Toyota Tsusho Corp.	8,475	172,531
Trend Micro, Inc.	4,119	126,551
Tsumura & Co.	2,380	68,752
Ube Industries Ltd.	40,321	109,608
Uni-Charm Corp.	4,652	245,611
Ushio, Inc.	4,150	58,312
USS Co. Ltd.	884	89,607
West Japan Railway Co.	6,800	273,167
Yahoo Japan Corp.	586	189,599
Yakult Honsha Co. Ltd.	3,910	134,396
Yamada Denki Co. Ltd.	3,249	202,940
Yamaguchi Financial Group, Inc.	8,991	81,687
Yamaha Corp.	6,311	65,420
Yamaha Motor Co. Ltd.	11,118	148,965
Yamato Holdings Co. Ltd.	16,193	250,222
Yamato Kogyo Co. Ltd.	1,665	48,580
Yamazaki Baking Co. Ltd.	5,602	80,270
Yaskawa Electric Corp.	9,063	85,188
Yokogawa Electric Corp.	8,382	84,762

		90,645,726

See Notes to Financial Statements.

44

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

International Equity Index Fund — continued

	Shares	Value($)

Jersey (0.1%)
Petrofac Ltd.	3,769	104,896
Randgold Resources Ltd.	1,326	113,894
Shire PLC	8,279	267,494

		486,284

Luxembourg (0.6%)
ArcelorMittal	30,457	582,092
Millicom International Cellular SA	1,507	170,841
SES	10,651	264,288
Tenaris SA	49,108	936,583

		1,953,804

Mauritius (0.0%)(d)
Essar Energy PLC*	4,721	11,727
Golden Agri-Resources Ltd.	123,525	77,139

		88,866

Netherlands (3.3%)
Aegon NV*	74,916	416,048
Akzo Nobel NV	10,052	593,499
ASML Holding NV	18,740	936,758
Corio NV REIT	2,580	136,089
Delta Lloyd NV	4,360	76,641
Fugro NV	2,912	207,469
Heineken Holding NV	5,054	236,592
Heineken NV	11,341	630,355
ING Groep NV*	166,555	1,387,673
Koninklijke Ahold NV	52,595	728,816
Koninklijke Boskalis Westminster NV	3,070	115,320
Koninklijke DSM NV	6,693	387,274
Koninklijke KPN NV	68,559	754,173
Koninklijke Philips Electronics NV	43,375	879,308
Koninklijke Vopak NV	3,067	176,687
QIAGEN NV*	12,603	196,241
Randstad Holding NV	5,124	193,330
Reed Elsevier NV	29,753	379,991
SBM Offshore NV	7,015	143,379
TNT Express NV	15,849	195,736
Unilever NV	71,065	2,418,296
Wolters Kluwer NV	13,057	247,281

		11,436,956

New Zealand (0.6%)
Auckland International Airport Ltd.	152,942	308,063
Contact Energy Ltd.*	58,413	226,229
Fletcher Building Ltd.	113,430	625,988
Sky City Entertainment Group Ltd.	95,830	309,155
Telecom Corp. of New Zealand Ltd.	319,714	634,821

		2,104,256

	Shares	Value($)

Norway (1.8%)
Aker Solutions ASA	10,607	179,461
DnB NOR ASA	62,995	809,734
Gjensidige Forsikring ASA	12,873	152,019
Kvaerner ASA*	10,607	30,174
Norsk Hydro ASA	59,881	326,074
Orkla ASA	49,445	391,236
Renewable Energy Corp. ASA*(c)	32,803	19,446
Seadrill Ltd.	19,801	742,005
StatoilHydro ASA	71,669	1,945,657
Telenor ASA	48,081	891,585
Yara International ASA	12,084	576,323

		6,063,714

Portugal (0.7%)
Banco Espirito Santo SA	62,983	115,081
CIMPOR-Cimentos de Portugal SGPS SA	23,314	155,469
EDP—Energias de Portugal SA	221,581	644,535
Galp Energia SGPS SA	27,136	446,600
Jeronimo Martins SGPS SA*	26,171	533,163
Portugal Telecom SGPS SA	80,044	435,452

		2,330,300

Singapore (0.9%)
Ascendas REIT	32,653	52,471
CapitaLand Ltd.	46,395	115,153
CapitaMall Trust REIT	34,901	50,115
CapitaMalls Asia Ltd.	24,618	32,020
City Developments Ltd.	9,673	87,338
ComfortDelGro Corp. Ltd.	34,404	42,695
Cosco Corp. (Singapore) Ltd.	18,348	17,005
DBS Group Holdings Ltd.	32,475	366,330
Fraser and Neave Ltd.	16,484	87,859
Genting Singapore PLC*	111,031	150,597
Global Logistic Properties Ltd.*	33,512	58,650
Jardine Cycle & Carriage Ltd.	2,240	86,050
Keppel Corp. Ltd.	25,216	220,456
Keppel Land Ltd.	12,331	34,039
Neptune Orient Lines Ltd.	16,505	18,579
Olam International Ltd.	24,369	45,751
Oversea-Chinese Banking Corp. Ltd.	46,697	331,361
SembCorp Industries Ltd.	17,678	74,253
SembCorp Marine Ltd.	14,764	62,013
Singapore Airlines Ltd.	10,241	87,742
Singapore Exchange Ltd.	15,207	83,956
Singapore Press Holdings Ltd.	28,433	88,666

See Notes to Financial Statements.

45

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

International Equity Index Fund — continued

	Shares	Value($)

Singapore—continued
Singapore Technologies Engineering Ltd.	28,124	72,712
Singapore Telecommunications Ltd.	146,345	366,721
StarHub Ltd.	10,593	26,123
United Overseas Bank Ltd.	22,857	333,659
UOL Group Ltd.	8,866	33,431
Wilmar International Ltd.	34,895	136,021
Yangzijiang Shipbuilding Holdings Ltd.	34,380	36,375

		3,198,141

Spain (4.9%)
Abertis Infraestructuras SA	21,071	358,727
Acciona SA	1,432	100,000
Acerinox SA(c)	5,689	73,120
Actividades de Construccion y Servicios SA	7,995	204,622
Amadeus IT Holding SA, Cl A	13,924	262,772
Banco Bilbao Vizcaya Argentaria SA	259,008	2,061,234
Banco de Sabadell SA	63,774	173,683
Banco Popular Espanol SA(c)	54,986	197,271
Banco Santander SA	482,084	3,709,852
Bankia SA*(c)	57,636	208,777
Bankinter SA(c)	11,951	62,688
Criteria Caixacorp SA	48,257	187,868
Distribuidora Internacional de Alimentacion SA*	20,740	102,816
EDP Renovaveis SA*	25,582	127,126
Enagas	10,137	195,089
Ferrovial SA	20,808	239,163
Fomento de Construcciones y Contratas SA(c)	2,916	65,142
Gas Natural SDG SA	18,119	289,500
Grifols SA*	7,900	168,580
Iberdrola SA	229,913	1,305,345
Inditex SA	12,461	1,193,593
Indra Sistemas SA(c)	5,650	69,235
Mapfre SA	42,602	137,159
Red Electrica Corporacion SA	6,112	299,081
Repsol YPF SA	45,000	1,128,910
Telefonica SA	234,055	3,834,874
Zardoya Otis SA	8,015	103,796

		16,860,023

Sweden (1.9%)
Alfa Laval AB	6,643	136,660
Assa Abloy AB, Cl B	6,112	191,976
Atlas Copco AB, Cl A	13,137	317,911
Atlas Copco AB, Cl B	7,629	164,439

	Shares	Value($)

Sweden—continued
Boliden AB	5,489	86,204
Electrolux AB, Cl B	4,830	102,137
Getinge AB	3,921	111,659
Hennes & Mauritz AB, Cl B	20,349	736,351
Hexagon AB, Cl B	5,003	97,099
Holmen AB	1,036	28,453
Husqvarna AB, Cl B	8,817	53,189
Industrivarden AB, Cl C	2,316	34,412
Investor AB, Cl B	8,956	198,592
Kinnevik Investment AB, Cl B	4,084	95,004
Lundin Petroleum AB*	4,654	99,752
Modern Times Group AB, Cl B	954	52,547
Nordea Bank AB	52,326	475,741
Ratos AB, B Shares	3,799	52,743
Sandvik AB	19,935	287,764
Scania AB	6,280	130,616
Securitas AB, Cl B	6,198	59,771
Skandinaviska Enskilda Banken AB, Cl A(c)	27,976	198,747
Skanska AB, Cl B	7,912	137,173
SKF AB, Cl B	7,679	187,454
SSAB AB, A Shares	3,122	29,517
Svenska Cellulosa AB, Cl B(c)	11,460	198,512
Svenska Handelsbanken AB, Cl A(c)	9,758	311,068
Swedbank AB, Cl A(c)	16,024	248,990
Swedish Match AB	4,401	175,220
Tele2 AB, Cl B	6,271	127,964
Telefonaktiebolaget LM Ericsson, Cl B	58,746	608,700
TeliaSonera AB	42,988	299,807
Volvo AB, Cl B	27,058	394,267

		6,430,439

Switzerland (2.5%)
ABB Ltd.*	18,779	385,274
Actelion Ltd.*	957	34,985
Adecco SA*	1,141	59,786
Aryzta AG*	741	36,611
Baloise Holding AG	413	33,261
Compagnie Financiere Richemont SA, Cl A	4,530	284,034
Credit Suisse Group AG*	9,859	281,015
GAM Holding AG*	1,852	26,979
Geberit AG*	338	70,730
Givaudan SA*	74	71,319
Glencore International PLC	12,116	75,464
Holcim Ltd.*	2,128	138,849
Julius Baer Group Ltd.*	1,805	72,864
Kuehne + Nagel International AG	467	63,167

See Notes to Financial Statements.

46

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

International Equity Index Fund — continued

	Shares	Value($)

Switzerland—continued
Lindt & Spruengli AG PC	8	25,701
Lindt & Spruengli AG RS	1	37,216
Lonza Group AG*	438	22,640
Nestle SA	30,292	1,906,044
Novartis AG	20,385	1,128,209
Pargesa Holding SA	234	16,823
Roche Holding AG	6,151	1,070,480
Schindler Holding AG PC	418	50,288
Schindler Holding AG RS	186	22,233
SGS SA	48	93,373
Sika AG	19	41,128
Sonova Holding AG*	430	47,778
STMicroelectronics NV	22,792	186,247
Straumann Holding AG*	69	11,741
Sulzer AG	209	29,705
Swatch Group AG (The) BS	270	124,277
Swatch Group AG (The) RS	380	30,541
Swiss Life Holding AG*	264	31,410
Swiss Re Ltd.*	3,053	194,977
Swisscom AG	205	82,867
Syngenta AG*	809	279,704
Synthes, Inc.(e)	567	98,363
Transocean Ltd.	2,722	148,508
UBS AG*	31,501	441,440
Xstrata PLC	30,019	512,805
Zurich Financial Services AG*	1,261	338,893

		8,607,729

United Kingdom (9.7%)
3i Group PLC	14,375	49,205
Admiral Group PLC	2,947	55,952
Aggreko PLC	3,862	138,989
AMEC PLC	4,791	84,908
Anglo American PLC	18,977	709,367
Antofagasta PLC	5,653	104,164
ARM Holdings PLC	19,736	186,881
Associated British Foods PLC	5,222	101,902
AstraZeneca PLC	20,350	904,560
Aviva PLC	40,770	216,177
Babcock International Group PLC	5,234	66,681
BAE Systems PLC	50,117	240,406
Balfour Beatty PLC	9,828	44,880
Barclays PLC	172,057	647,421
BG Group PLC	49,062	1,136,314
BHP Billiton PLC	31,645	965,504
BP PLC	272,465	2,015,830
British American Tobacco PLC	29,034	1,463,089
British Land Co. PLC (The) REIT	12,337	94,699

	Shares	Value($)

United Kingdom—continued
British Sky Broadcasting Group PLC	16,682	180,376
BT Group PLC	113,240	410,073
Bunzl PLC	4,803	77,131
Burberry Group PLC	6,257	149,821
Cairn Energy PLC*	9,166	47,370
Capita Group PLC	9,091	106,513
Capital Shopping Centres Group PLC REIT	8,122	43,053
Carnival PLC	2,679	85,616
Centrica PLC	74,554	377,304
Cobham PLC	16,820	61,636
Compass Group PLC	27,127	284,419
Diageo PLC	36,116	867,958
Eurasian Natural Resources Corp.	3,790	35,918
Fresnillo PLC	2,590	66,200
G4S PLC	20,766	90,512
GlaxoSmithKline PLC	76,139	1,700,719
Hammerson PLC REIT	10,284	68,363
Home Retail Group PLC	13,856	25,265
HSBC Holdings PLC	257,885	2,288,480
ICAP PLC	8,211	51,588
Imperial Tobacco Group PLC	15,161	614,738
Inmarsat PLC	6,827	50,264
InterContinental Hotels Group PLC	4,213	97,913
International Consolidated Airlines Group SA*	53,307	153,495
International Power PLC	22,154	143,513
Intertek Group PLC	2,336	93,822
Invensys PLC	11,855	37,735
Investec PLC	7,058	43,159
ITV PLC	54,622	77,190
J Sainsbury PLC	18,019	89,721
Johnson Matthey PLC	3,106	117,196
Kazakhmys PLC	3,110	45,168
Kingfisher PLC	34,726	170,354
Land Securities Group PLC REIT	11,147	128,819
Legal & General Group PLC	85,188	178,090
Lloyds Banking Group PLC*	610,642	328,228
London Stock Exchange Group PLC	2,191	36,237
Lonmin PLC	2,365	38,660
Man Group PLC	27,778	59,893
Marks & Spencer Group PLC	23,527	142,623
National Grid PLC	51,044	514,771
Next PLC	2,651	126,487
Old Mutual PLC	78,932	200,235
Pearson PLC	11,695	217,927

See Notes to Financial Statements.

47

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

International Equity Index Fund — continued

	Shares	Value($)

United Kingdom—continued
Prudential PLC	36,890	441,067
Reckitt Benckiser Group PLC	8,973	507,068
Reed Elsevier PLC	17,803	158,041
Rexam PLC	12,785	87,545
Rio Tinto PLC	20,991	1,156,999
Rolls-Royce Holdings PLC*	27,381	355,623
Royal Bank of Scotland Group PLC (The)*	259,770	114,845
Royal Dutch Shell PLC, Cl A	51,801	1,809,155
Royal Dutch Shell PLC, Cl B	39,093	1,375,332
RSA Insurance Group PLC	51,177	85,623
SABMiller PLC	13,801	553,965
Sage Group PLC (The)	19,118	91,493
Schroders PLC	1,676	42,356
Scottish & Southern Energy PLC	13,430	285,486
Segro PLC	10,809	40,595
Serco Group PLC	7,289	63,249
Severn Trent PLC	3,450	85,202
Smith & Nephew PLC	13,042	132,153
Smiths Group PLC	5,838	98,235
Standard Chartered PLC	34,351	857,134
Standard Life PLC	33,300	122,346
Subsea 7 SA*	18,061	478,265
Tate & Lyle PLC	7,316	82,499
Tesco PLC	118,002	622,856
TUI Travel PLC	7,541	23,677
Tullow Oil PLC	12,820	313,121
Unilever PLC	18,848	622,242
United Utilities Group PLC	9,887	95,123
Vedanta Resources PLC	1,740	34,177
Vodafone Group PLC	761,765	2,098,160
Weir Group PLC (The)	2,953	83,319
Whitbread PLC	2,571	75,831
WM Morrison Supermarkets PLC	33,063	157,595
Wolseley PLC	4,043	154,168

		33,256,027

Total Common Stocks (Cost $229,022,084)		336,680,791

Preferred Stocks (1.1%)
Germany (1.1%)
Bayerische Motoren Werke AG, 5.13%	2,792	165,835
Fresenius Medical Care AG, 1.30%	10,448	740,479
Henkel AG & Co. KGaA, 1.43%	9,513	697,050
Porsche AG, 1.69%	8,131	479,861
ProSiebenSat.1 Media AG, 6.04%	4,087	105,038

	Shares	Value($)

Germany—continued
RWE AG, 6.00%	2,102	92,415
Volkswagen AG, 2.30%	7,611	1,338,381

Total Preferred Stocks (Cost $1,623,900)		3,619,059

Rights—Foreign (0.0%)(d)
Austria (0.0%)(d)
IMMOEAST AG*(a)(b)(f)	175,419	—

Finland (0.0%)(d)
Outokumpu Oyj, Expires 04/04/12 at 0.79 EUR*(g)	4,000	23,046

Spain (0.0%)(d)
Banco Popular Espanol SA, Expires 04/04/12*(c)(h)	62,642	3,091

Total Rights—Foreign (Cost $35,198)		26,137

Exchange Traded Funds (0.1%)
iShares MSCI Australia Index Fund	700	16,457
iShares MSCI Austria Investable Market Index Fund(c)	337	5,534
iShares MSCI Belgium Investable Market Index Fund(c)	413	5,096
iShares MSCI EAFE Index Fund	2,798	153,610
iShares MSCI EMU Index Fund(c)	3,883	122,509
iShares MSCI Germany Index Fund	1,024	23,829
iShares MSCI Italy Index Fund	1,793	23,452
iShares MSCI Japan Index Fund(c)	10,858	110,535
iShares MSCI Netherlands Investable Market Index Fund	161	3,057
iShares MSCI Singapore Index Fund	216	2,784
iShares MSCI Spain Index Fund(c)	316	9,259
iShares MSCI Sweden Index Fund	198	5,744
iShares MSCI United Kingdom Index Fund(c)	1,131	19,566

Total Exchange Traded Funds (Cost $442,391)		501,432

See Notes to Financial Statements.

48

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

International Equity Index Fund — concluded

	Shares	Value($)

Units (0.0%)(d)
Singapore (0.0%)(d)
Hutchison Port Holdings Trust	98,590	75,421

Total Units (Cost $81,839)		75,421

Short-Term Investment (2.2%)
RidgeWorth Funds Securities Lending Joint Account(i)	7,390,760	7,390,760

Total Short-Term Investment (Cost $7,390,760)		7,390,760

Money Market Fund (0.1%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.23%(j)	406,750	406,750

Total Money Market Fund (Cost $406,750)		406,750

Total Investments (Cost $239,002,922) —101.9%		348,700,350
Liabilities in excess of other assets — (1.9)%		(6,407,982)

Net Assets — 100.0%		$342,292,368

*	Non-income producing security.

(a)	The Fund’s adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees (See Note 2).

(b)	Valued at fair value using procedures approved by the Board of Trustees (See Note 2).

(c)	The security or a partial position of the security was on loan as of March 31, 2012. The total value of securities on loan as of March 31, 2012 was $6,977,918.

(d)	Less than 0.05% of Net Assets.

(e)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent less than 0.05% of net assets as of March 31, 2012.

(f)	Escrowed rights that are not tradable.

(g)	Bonus rights which entitle the holder 7 new shares for every 1 old share exercised.

(h)	Bonus rights which entitle the holder 1 new share for every 77 old shares exercised.

(i)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2012 (See Note 2).

(j)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

Investment Abbreviations

BS — Bearer Shares

PC — Participation Certificate

PPS — Partially Protected Shares

REIT — Real Estate Investment Trust

RS — Registered Shares

RSP — Retirement Savings Plan

SP ADR — Sponsored American Depositary Receipt

See Notes to Financial Statements.

49

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Large Cap Core Growth Stock Fund

	Shares	Value($)

Common Stocks (99.3%)
Consumer Discretionary (14.4%)
BorgWarner, Inc.*	9,752	822,484
CBS Corp., Cl B	40,830	1,384,545
Coach, Inc.	17,182	1,327,825
Home Depot, Inc. (The)	14,718	740,463
Las Vegas Sands Corp.	24,607	1,416,625
Macy’s, Inc.	24,401	969,452
McDonald’s Corp.	12,423	1,218,696
Priceline.com, Inc.*	1,745	1,252,037
Ross Stores, Inc.	24,347	1,414,561

		10,546,688

Consumer Staples (15.2%)
Colgate-Palmolive Co.	9,540	932,821
Costco Wholesale Corp.	15,246	1,384,337
Kraft Foods, Inc., Cl A	32,353	1,229,737
Mead Johnson Nutrition Co.	16,464	1,357,951
Monster Beverage Corp.*	25,832	1,603,909
Philip Morris International, Inc.	20,587	1,824,214
Wal-Mart Stores, Inc.	20,983	1,284,160
Whole Foods Market, Inc.	18,067	1,503,174

		11,120,303

Energy (11.2%)
Anadarko Petroleum Corp.	10,528	824,764
Chevron Corp.	17,052	1,828,656
EOG Resources, Inc.	7,655	850,470
Exxon Mobil Corp.	23,641	2,050,384
National Oilwell Varco, Inc.	17,923	1,424,341
Occidental Petroleum Corp.	12,407	1,181,519

		8,160,134

Financials (10.7%)
Capital One Financial Corp.	30,001	1,672,256
Discover Financial Services	48,541	1,618,357
Fifth Third Bancorp	64,159	901,434
JPMorgan Chase & Co.	29,479	1,355,444
Moody’s Corp.	28,178	1,186,294
U.S. Bancorp	34,450	1,091,376

		7,825,161

Health Care (11.4%)
Allergan, Inc.	13,370	1,275,899
Baxter International, Inc.	20,316	1,214,491
Cerner Corp.*	19,902	1,515,736
Humana, Inc.	12,254	1,133,250
Mylan, Inc.*	64,938	1,522,796
UnitedHealth Group, Inc.	28,934	1,705,370

		8,367,542

Industrials (11.0%)
Boeing Co. (The)	16,659	1,238,930
Caterpillar, Inc.	9,359	996,921

	Shares	Value($)

Industrials—continued
Cummins, Inc.	9,741	1,169,309
Danaher Corp.	17,923	1,003,688
Deere & Co.	11,080	896,372
Joy Global, Inc.	11,090	815,115
Norfolk Southern Corp.	12,966	853,552
W.W. Grainger, Inc.	5,141	1,104,338

		8,078,225

Information Technology (23.6%)
Altera Corp.	26,233	1,044,598
Analog Devices, Inc.	23,867	964,227
Apple, Inc.*	6,004	3,599,218
Baidu, Inc. SP ADR*	7,042	1,026,512
Cisco Systems, Inc.	41,422	876,075
Dell, Inc.*	53,839	893,727
Google, Inc., Cl A*	1,952	1,251,701
International Business Machines Corp.	10,817	2,256,967
MasterCard, Inc., Cl A	3,097	1,302,412
Microsoft Corp.	41,922	1,351,985
QUALCOMM, Inc.	20,749	1,411,347
Teradata Corp.*	18,544	1,263,774

		17,242,543

Materials (1.8%)
E.I. du Pont de Nemours & Co.	25,079	1,326,679

Total Common Stocks (Cost $55,119,540)		72,667,275

Money Market Fund (1.2%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.23%(a)	843,845	843,845

Total Money Market Fund (Cost $843,845)		843,845

Total Investments (Cost $55,963,385) — 100.5%		73,511,120
Liabilities in excess of other assets — (0.5)%		(357,903)

Net Assets — 100.0%		$73,153,217

*	Non-income producing security.

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

Investment Abbreviations

SP ADR — Sponsored American Depositary Receipt

See Notes to Financial Statements.

50

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Large Cap Growth Stock Fund

	Shares	Value($)

Common Stocks (97.1%)
Consumer Discretionary (15.2%)
Amazon.com, Inc.*	29,364	5,946,504
Bed Bath & Beyond, Inc.*	58,560	3,851,491
BorgWarner, Inc.*	48,687	4,106,262
Coach, Inc.	78,782	6,088,273
Las Vegas Sands Corp.	89,284	5,140,080
Macy’s, Inc.	107,857	4,285,159
Priceline.com, Inc.*	7,093	5,089,227
Scripps Networks Interactive, Cl A	83,120	4,047,113
Under Armour, Inc., CL A*(a)	28,951	2,721,394
Viacom, Inc., Cl B	55,287	2,623,921
Yum! Brands, Inc.	73,992	5,266,750

		49,166,174

Consumer Staples (8.4%)
Colgate-Palmolive Co.	49,185	4,809,309
Estee Lauder Cos., Inc. (The), Cl A	75,585	4,681,735
Green Mountain Coffee Roasters, Inc.*(a)	43,404	2,033,043
Monster Beverage Corp.*	70,138	4,354,869
Philip Morris International, Inc.	129,351	11,461,792

		27,340,748

Energy (8.9%)
Cameron International Corp.*	92,319	4,877,213
EOG Resources, Inc.	40,084	4,453,332
Halliburton Co.	114,397	3,796,837
National Oilwell Varco, Inc.	51,042	4,056,308
Occidental Petroleum Corp.	41,248	3,928,047
Schlumberger Ltd.	112,309	7,853,768

		28,965,505

Financials (2.6%)
Capital One Financial Corp.	73,754	4,111,048
T. Rowe Price Group, Inc.	67,482	4,406,575

		8,517,623

Health Care (11.6%)
Alexion Pharmaceuticals, Inc.*	57,295	5,320,414
Allergan, Inc.	56,065	5,350,283
Biogen Idec, Inc.*	31,219	3,932,657
Cerner Corp.*	67,981	5,177,433
Express Scripts, Inc.*	102,893	5,574,743
Hospira, Inc.*	55,207	2,064,190
Intuitive Surgical, Inc.*	11,175	6,054,056
Mylan, Inc.*	176,856	4,147,273

		37,621,049

Industrials (12.0%)
BE Aerospace, Inc.*	82,387	3,828,524
Fluor Corp.	61,791	3,709,932
Honeywell International, Inc.	118,992	7,264,461

	Shares	Value($)

Industrials—continued
J.B. Hunt Transport Services, Inc.	98,680	5,365,232
Joy Global, Inc.	22,209	1,632,361
Precision Castparts Corp.	30,993	5,358,690
Textron, Inc.	57,644	1,604,232
Union Pacific Corp.	33,711	3,623,258
United Parcel Service, Inc., Cl B	80,226	6,475,843

		38,862,533

Information Technology (35.2%)
Analog Devices, Inc.	91,698	3,704,599
Apple, Inc.*	50,451	30,243,861
ARM Holdings PLC SP ADR	174,588	4,939,095
ASML Holding NV NYS	77,176	3,869,605
Baidu, Inc. SP ADR*	30,273	4,412,895
Broadcom Corp., Cl A*	101,771	3,999,600
EMC Corp.*	248,106	7,413,407
F5 Networks, Inc.*	37,849	5,108,101
Google, Inc., Cl A*	18,484	11,852,680
Juniper Networks, Inc.*	129,192	2,955,913
NetApp, Inc.*	106,327	4,760,260
Nuance Communications, Inc.*	97,674	2,498,501
Oracle Corp.	297,714	8,681,340
QUALCOMM, Inc.	127,854	8,696,629
Salesforce.com, Inc.*	26,630	4,114,601
VeriFone Systems, Inc.*	38,496	1,996,788
Visa, Inc., Cl A	42,349	4,997,182

		114,245,057

Materials (3.2%)
International Paper Co.	102,653	3,603,120
Praxair, Inc.	57,867	6,633,873

		10,236,993

Total Common Stocks (Cost $171,573,191)		314,955,682

Short-Term Investment (1.1%)
RidgeWorth Funds Securities Lending Joint Account(b)	3,476,025	3,476,025

Total Short-Term Investment (Cost $3,476,025)		3,476,025

Money Market Fund (2.0%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.23%(c)	6,659,854	6,659,854

Total Money Market Fund (Cost $6,659,854)		6,659,854

Total Investments (Cost $181,709,070) — 100.2%		325,091,561
Liabilities in excess of other assets — (0.2)%		(784,588)

Net Assets — 100.0%		$324,306,973

See Notes to Financial Statements.

51

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Large Cap Growth Stock Fund — concluded

*	Non-income producing security.

(a)	The security or a partial position of the security was on loan as of March 31, 2012. The total value of securities on loan as of March 31, 2012 was $3,402,290.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2012 (See Note 2).

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

Investment Abbreviations

NYS — New York Registered Shares

SP ADR — Sponsored American Depositary Receipt

See Notes to Financial Statements.

52

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Large Cap Value Equity Fund

	Shares	Value($)

Common Stocks (96.1%)
Consumer Discretionary (9.5%)
Comcast Corp., Cl A	1,127,601	33,839,306
Hasbro, Inc.	443,900	16,300,008
Honda Motor Co. Ltd. SP ADR(a)	863,300	33,176,619
International Game Technology	1,398,245	23,476,533
Johnson Controls, Inc.	738,550	23,988,104
Kohl’s Corp.	226,300	11,321,789
Lowe’s Cos., Inc.	713,850	22,400,613
Scripps Networks Interactive, Cl A	520,820	25,358,726
Walt Disney Co. (The)	529,850	23,196,833

		213,058,531

Consumer Staples (6.6%)
Avon Products, Inc.	1,200,750	23,246,520
ConAgra Foods, Inc.	475,374	12,483,321
CVS Caremark Corp.	246,400	11,038,720
Kraft Foods, Inc., Cl A	308,999	11,745,052
PepsiCo, Inc.	525,859	34,890,745
Procter & Gamble Co. (The)	818,000	54,977,780

		148,382,138

Energy (10.8%)
Baker Hughes, Inc.	1,333,700	55,935,378
Chevron Corp.	418,000	44,826,320
ConocoPhillips	849,307	64,555,825
National Oilwell Varco, Inc.	152,600	12,127,122
Occidental Petroleum Corp.	423,150	40,296,574
QEP Resources, Inc.	759,208	23,155,844

		240,897,063

Financials (18.7%)
Aon Corp.*	692,000	33,949,520
Citigroup, Inc.	398,560	14,567,368
Comerica, Inc.	580,200	18,775,272
Franklin Resources, Inc.	239,800	29,742,394
JPMorgan Chase & Co.	1,620,316	74,502,130
MetLife, Inc.	668,700	24,975,945
Northern Trust Corp.	505,758	23,998,217
Prudential Financial, Inc.	412,751	26,164,286
Realty Income Corp., REIT	569,100	22,041,243
Travelers Cos., Inc. (The)	673,900	39,894,880
U.S. Bancorp	1,251,100	39,634,848
Wells Fargo & Co.	2,063,600	70,451,304

		418,697,407

Health Care (12.4%)
Baxter International, Inc.	746,750	44,640,715
Cigna Corp.	1,366,950	67,322,287
Johnson & Johnson	841,500	55,505,340
Medtronic, Inc.	688,550	26,984,275

	Shares	Value($)

Health Care—continued
Merck & Co., Inc.	1,055,350	40,525,440
Pfizer, Inc.	1,839,700	41,687,602

		276,665,659

Industrials (13.9%)
ABB Ltd. SP ADR*(a)	1,144,800	23,365,368
Cummins, Inc.	98,700	11,847,948
Dover Corp.	526,800	33,156,792
Eaton Corp.	487,400	24,287,142
Emerson Electric Co.	450,250	23,494,045
Flowserve Corp.	103,177	11,917,975
General Electric Co.	3,262,700	65,482,389
Ingersoll-Rand PLC	627,600	25,951,260
Joy Global, Inc.	152,900	11,238,150
Republic Services, Inc.	399,598	12,211,715
Tyco International Ltd.	379,999	21,348,344
Union Pacific Corp.	151,850	16,320,838
United Parcel Service, Inc., Cl B	362,436	29,255,834

		309,877,800

Information Technology (11.4%)
Broadcom Corp., Cl A*	434,700	17,083,710
Cisco Systems, Inc.	2,220,600	46,965,690
Corning, Inc.	1,720,600	24,226,048
Harris Corp.	283,825	12,794,831
Hewlett-Packard Co.	1,909,600	45,505,768
Microsoft Corp.	715,300	23,068,425
Motorola Solutions, Inc.	397,400	20,199,842
Texas Instruments, Inc.	1,328,200	44,640,802
Xerox Corp.	2,640,050	21,331,604

		255,816,720

Materials (2.7%)
Airgas, Inc.	190,568	16,954,835
Allegheny Technologies, Inc.	572,300	23,561,591
Ashland, Inc.	335,350	20,476,471

		60,992,897

Telecommunication Services (4.0%)
AT&T, Inc.	1,759,050	54,935,131
Windstream Corp.(a)	2,954,050	34,591,926

		89,527,057

Utilities (6.1%)
NextEra Energy, Inc.	633,700	38,706,396
PG&E Corp.	940,126	40,810,870
PPL Corp.	2,000,350	56,529,891

		136,047,157

Total Common Stocks (Cost $1,838,686,611)		2,149,962,429

See Notes to Financial Statements.

53

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Large Cap Value Equity Fund — concluded

	Shares	Value($)

Short-Term Investment (0.8%)
RidgeWorth Funds Securities Lending Joint Account(b)	16,840,375	16,840,375

Total Short-Term Investment (Cost $16,840,375)		16,840,375

Money Market Fund (3.6%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.23%(c)	81,095,514	81,095,514

Total Money Market Fund (Cost $81,095,514)		81,095,514

Total Investments (Cost $1,936,622,500) — 100.5%		2,247,898,318
Liabilities in excess of other assets — (0.5)%		(11,654,964)

Net Assets — 100.0%		$2,236,243,354

*	Non-income producing security.

(a)	The security or a partial position of the security was on loan as of March 31, 2012. The total value of securities on loan as of March 31, 2012 was $16,347,552.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2012 (See Note 2).
(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

Investment Abbreviations

REIT — Real Estate Investment Trust

SP ADR — Sponsored American Depositary Receipt

See Notes to Financial Statements.

54

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Mid-Cap Value Equity Fund

	Shares	Value($)

Common Stocks (96.2%)
Consumer Discretionary (9.9%)
Abercrombie & Fitch Co., Cl A	354,900	17,606,589
Allison Transmission Holdings, Inc.*	448,200	10,703,016
Arcos Dorados Holdings, Inc., Cl A	602,500	10,899,225
Cooper Tire & Rubber Co.	670,500	10,205,010
Hasbro, Inc.	559,000	20,526,480
International Game Technology	1,997,800	33,543,062
Johnson Controls, Inc.	846,500	27,494,320
M.D.C. Holdings, Inc.	401,500	10,354,685
Scripps Networks Interactive, Cl A	654,600	31,872,474
Whirlpool Corp.	157,900	12,136,194
Williams-Sonoma, Inc.	768,200	28,792,136

		214,133,191

Consumer Staples (5.0%)
Avon Products, Inc.	1,782,000	34,499,520
ConAgra Foods, Inc.	836,900	21,976,994
Kellogg Co.	447,200	23,983,336
Molson Coors Brewing Co., Cl B	618,900	28,005,225

		108,465,075

Energy (10.5%)
Baker Hughes, Inc.	1,328,800	55,729,872
CARBO Ceramics, Inc.(a)	307,200	32,394,240
Noble Energy, Inc.	130,000	12,711,400
Peabody Energy Corp.	774,800	22,438,208
QEP Resources, Inc.	1,675,100	51,090,550
Talisman Energy, Inc.	2,618,600	32,994,360
Tidewater, Inc.	349,300	18,869,186

		226,227,816

Financials (23.2%)
AllianceBernstein Holding LP(a)	1,657,600	25,875,136
Allstate Corp. (The)	864,400	28,456,048
American Realty Capital Trust, Inc.	1,891,900	19,429,813
Aon Corp.*	623,800	30,603,628
Comerica, Inc.	814,100	26,344,276
Fifth Third Bancorp	1,923,800	27,029,390
Hancock Holding Co.	739,800	26,270,298
Hanover Insurance Group, Inc. (The)	1,061,900	43,665,328
Lazard Ltd., Cl A	2,077,300	59,327,688
MB Financial, Inc.	1,193,250	25,046,317
Mid-America Apartment Communities, Inc., REIT	503,900	33,776,417

	Shares	Value($)

Financials—continued
National Retail Properties, Inc. REIT(a)	822,900	22,374,651
PartnerRe Ltd.	590,965	40,120,614
Raymond James Financial, Inc.	849,600	31,035,888
Realty Income Corp., REIT(a)	520,000	20,139,600
Regions Financial Corp.	2,671,500	17,605,185
Weyerhaeuser Co., REIT	1,013,000	22,204,960

		499,305,237

Health Care (8.1%)
Cigna Corp.	1,454,800	71,648,900
Cooper Cos., Inc. (The)	106,800	8,726,628
St Jude Medical, Inc.	1,240,800	54,979,848
STERIS Corp.	1,245,800	39,392,196

		174,747,572

Industrials (9.2%)
Bombardier, Inc., Cl B(a)	3,089,400	12,802,474
Dover Corp.	242,000	15,231,480
Eaton Corp.	502,000	25,014,660
Flowserve Corp.	128,300	14,819,933
Ingersoll-Rand PLC	361,600	14,952,160
Interface, Inc., Cl A	1,354,300	18,892,485
Joy Global, Inc.	308,100	22,645,350
Parker Hannifin Corp.	183,700	15,531,835
Republic Services, Inc.	351,300	10,735,728
Rockwell Automation, Inc.	163,700	13,046,890
Stanley Black & Decker, Inc.	255,900	19,694,064
Timken Co. (The)	302,800	15,364,072

		198,731,131

Information Technology (9.9%)
Broadcom Corp., Cl A*	281,900	11,078,670
Broadridge Financial Solutions, Inc.	767,300	18,346,143
Corning, Inc.	2,692,800	37,914,624
Harris Corp.	482,100	21,733,068
Intersil Corp., Cl A	3,505,900	39,266,080
Maxim Integrated Products, Inc.	900,600	25,748,154
Motorola Solutions, Inc.	496,500	25,237,095
Xerox Corp.	4,164,800	33,651,584

		212,975,418

Materials (6.9%)
Allegheny Technologies, Inc.	563,700	23,207,529
Ashland, Inc.	682,000	41,642,920
Cabot Corp.	1,075,300	45,893,804

See Notes to Financial Statements.

55

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Mid-Cap Value Equity Fund — concluded

	Shares	Value($)

Materials—continued
Sealed Air Corp.	1,982,000	38,272,420

		149,016,673

Telecommunication Services (4.3%)
CenturyLink, Inc.	1,272,000	49,162,800
Windstream Corp.(a)	3,712,600	43,474,546

		92,637,346

Utilities (9.2%)
CenterPoint Energy, Inc.	2,037,600	40,181,472
FirstEnergy Corp.	484,800	22,102,032
NRG Energy, Inc.*	1,379,400	21,615,198
NV Energy, Inc.	704,200	11,351,704
PG&E Corp.	940,200	40,814,082
PPL Corp.	1,142,700	32,292,702
UGI Corp.	1,063,300	28,974,925

		197,332,115

Total Common Stocks (Cost $1,926,686,331)		2,073,571,574

Short-Term Investment (4.5%)
RidgeWorth Funds Securities Lending Joint Account(b)	97,761,635	97,761,635

Total Short-Term Investment (Cost $97,761,635)		97,761,635

	Shares	Value($)

Money Market Fund (2.4%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.23%(c)	51,637,927	51,637,927

Total Money Market Fund (Cost $51,637,927)		51,637,927

Total Investments (Cost $2,076,085,893) — 103.1%		2,222,971,136
Liabilities in excess of other assets — (3.1)%		(67,781,538)

Net Assets — 100.0%		$2,155,189,598

*	Non-income producing security.

(a)	The security or a partial position of the security was on loan as of March 31, 2012. The total value of securities on loan as of March 31, 2012 was $95,102,855.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2012 (See Note 2).
(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

Investment Abbreviations

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

56

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Select Large Cap Growth Stock Fund

	Shares	Value($)

Common Stocks (97.3%)
Consumer Discretionary (17.6%)
Amazon.com, Inc.*	6,163	1,248,069
BorgWarner, Inc.*	12,886	1,086,805
Coach, Inc.	15,931	1,231,148
Las Vegas Sands Corp.	27,021	1,555,599
Macy’s, Inc.	34,182	1,358,051
Priceline.com, Inc.*	2,328	1,670,340
Viacom, Inc., Cl B	18,770	890,824

		9,040,836

Consumer Staples (14.4%)
Costco Wholesale Corp.	8,599	780,789
Estee Lauder Cos., Inc. (The), Cl A	16,894	1,046,414
Mead Johnson Nutrition Co.	15,548	1,282,399
Monster Beverage Corp.*	22,305	1,384,917
Philip Morris International, Inc.	17,427	1,544,207
Whole Foods Market, Inc.	16,150	1,343,680

		7,382,406

Energy (8.0%)
Cameron International Corp.*	16,944	895,152
EOG Resources, Inc.	9,295	1,032,674
Halliburton Co.	30,283	1,005,093
Occidental Petroleum Corp.	12,586	1,198,565

		4,131,484

Financials (2.5%)
Capital One Financial Corp.	22,836	1,272,879

Health Care (13.3%)
Agilent Technologies, Inc.	23,613	1,051,015
Alexion Pharmaceuticals, Inc.*	12,960	1,203,466
Allergan, Inc.	12,250	1,169,017
Cerner Corp.*	7,933	604,177
Express Scripts, Inc.*	21,666	1,173,864
Intuitive Surgical, Inc.*	2,975	1,611,706

		6,813,245

Industrials (8.0%)
Joy Global, Inc.	11,256	827,316
Precision Castparts Corp.	5,242	906,342
Union Pacific Corp.	11,898	1,278,797
W.W. Grainger, Inc.	5,194	1,115,723

		4,128,178

	Shares	Value($)

Information Technology (31.2%)
Analog Devices, Inc.	32,696	1,320,918
Apple, Inc.*	7,220	4,328,174
ARM Holdings PLC SP ADR	24,304	687,560
ASML Holding NV NYS	20,136	1,009,619
Baidu, Inc. SP ADR*	6,088	887,448
F5 Networks, Inc.*	9,357	1,262,821
Google, Inc., Cl A*	2,776	1,780,082
NetApp, Inc.*	22,447	1,004,952
QUALCOMM, Inc.	26,583	1,808,176
Visa, Inc., Cl A	16,274	1,920,332

		16,010,082

Materials (2.3%)
Praxair, Inc.	10,280	1,178,499

Total Common Stocks (Cost $35,551,390)		49,957,609

Money Market Fund (2.7%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.23%(a)	1,384,665	1,384,665

Total Money Market Fund (Cost $1,384,665)		1,384,665

Total Investments (Cost $36,936,055) — 100.0%		51,342,274
Other assets in excess of liabilities — 0.0%(b)		5,166

Net Assets — 100.0%		$51,347,440

*	Non-income producing security.

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

(b)	Less than 0.05% of Net Assets.

Investment Abbreviations

NYS — New York Registered Shares

SP ADR — Sponsored American Depositary Receipt

See Notes to Financial Statements.

57

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Small Cap Growth Stock Fund

	Shares	Value($)

Common Stocks (99.0%)
Consumer Discretionary (12.6%)
AscenaRetail Group, Inc.*	53,410	2,367,131
Body Central Corp.*	58,959	1,710,990
Buffalo Wild Wings, Inc.*	29,343	2,661,117
Chico’s FAS, Inc.	191,714	2,894,881
Cooper Tire & Rubber Co.	136,069	2,070,970
Crocs, Inc.*	149,307	3,123,502
DSW, Inc., Cl A	44,618	2,443,728
eLong, Inc. SP ADR*	7,849	116,165
Hibbett Sports, Inc.*	33,945	1,851,700
Life Time Fitness, Inc.*	62,749	3,173,217
Makemytrip Ltd.*(a)	23,231	533,616
Modine Manufacturing Co.*	73,678	650,577
Ruby Tuesday, Inc.*	246,901	2,254,206
Skullcandy, Inc.*(a)	103,055	1,631,361
Sonic Automotive, Inc., Cl A(a)	156,133	2,796,342
Steven Madden Ltd.*	94,314	4,031,924
Vera Bradley, Inc.*(a)	55,255	1,668,148

		35,979,575

Consumer Staples (2.9%)
Hain Celestial Group, Inc. (The)*	62,574	2,741,367
Inter Parfums, Inc.	117,617	1,845,411
Nu Skin Enterprises, Inc., Cl A	62,752	3,633,968

		8,220,746

Energy (8.7%)
Basic Energy Services, Inc.*	122,899	2,132,298
GeoResources, Inc.*	59,134	1,936,047
Gulfport Energy Corp.*	88,407	2,574,412
Hornbeck Offshore Services, Inc.*	55,779	2,344,391
Kodiak Oil & Gas Corp.*(a)	360,226	3,587,851
Lufkin Industries, Inc.	53,385	4,305,500
Mitcham Industries, Inc.*	49,352	1,108,446
Oasis Petroleum, Inc.*	42,215	1,301,489
Pioneer Drilling Co.*	144,928	1,275,366
Stone Energy Corp.*	77,672	2,220,643
World Fuel Services Corp.	51,017	2,091,697

		24,878,140

Financials (5.4%)
Cardtronics, Inc.*	54,055	1,418,944
Cathay General Bancorp	101,927	1,804,108
Encore Capital Group, Inc.*	131,389	2,962,822
Portfolio Recovery Associates, Inc.*	49,380	3,541,534
Stifel Financial Corp.*	73,009	2,762,660
World Acceptance Corp.*(a)	46,821	2,867,786

		15,357,854

	Shares	Value($)

Health Care (17.4%)
ABIOMED, Inc.*	62,816	1,393,887
AVANIR Pharmaceuticals, Inc.*(a)	379,158	1,296,720
Catalyst Health Solutions, Inc.*	46,081	2,936,742
Cubist Pharmaceuticals, Inc.*	80,177	3,467,655
Endologix, Inc.*	144,549	2,117,643
HealthSouth Corp.*	43,536	891,617
HeartWare International, Inc.*(a)	20,460	1,344,017
HMS Holdings Corp.*	112,761	3,519,271
ICON PLC SP ADR*	129,055	2,738,547
Impax Laboratories, Inc.*	92,925	2,284,097
Incyte Corp. Ltd.*(a)	97,085	1,873,741
Medicines Co. (The)*	98,007	1,967,000
Medicis Pharmaceutical Corp., Cl A	57,875	2,175,521
Medidata Solutions, Inc.*	55,583	1,480,731
Medivation, Inc.*	21,407	1,599,531
Neogen Corp.*	28,761	1,123,692
NuVasive, Inc.*	68,340	1,150,846
Onyx Pharmaceuticals, Inc.*	64,488	2,429,908
Par Pharmaceutical Cos., Inc.*	38,423	1,488,123
PSS World Medical, Inc.*	66,379	1,682,044
Quality Systems, Inc.(a)	73,753	3,225,219
Questcor Pharmaceuticals, Inc.*(a)	82,929	3,119,789
Salix Pharmaceuticals Ltd.*	31,392	1,648,080
Team Health Holdings, Inc.*	71,084	1,461,487
Viropharma, Inc.*	45,426	1,365,960

		49,781,868

Industrials (19.9%)
AAR Corp.	137,940	2,517,405
Acacia Research—Acacia Technologies*	89,442	3,733,309
Alaska Air Group, Inc.*	50,100	1,794,582
American Science & Engineering, Inc.	16,995	1,139,515
Barnes Group, Inc.	104,240	2,742,554
Corporate Executive Board Co. (The)	48,873	2,102,028
EnPro Industries, Inc.*	25,071	1,030,418
Forward Air Corp.	66,674	2,444,936
Hexcel Corp.*	144,178	3,461,714
Higher One Holdings, Inc.*(a)	65,406	977,820
Hub Group, Inc., Cl A*	103,335	3,723,160
InnerWorkings, Inc.*(a)	244,457	2,847,924
Kforce, Inc.*	112,332	1,673,747

See Notes to Financial Statements.

58

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Small Cap Growth Stock Fund — concluded

	Shares	Value($)

Industrials—continued
Knight Transportation, Inc.	113,087	1,997,116
MasTec, Inc.*	163,621	2,959,904
Mistras Group, Inc.*	97,244	2,316,352
MYR Group, Inc.*	112,686	2,012,572
Raven Industries, Inc.	40,589	2,476,335
Ryder System, Inc.	32,760	1,729,728
Terex Corp.*	94,901	2,135,273
Titan Machinery, Inc.*	76,389	2,154,170
Triumph Group, Inc.	27,270	1,708,738
TrueBlue, Inc.*	81,746	1,461,618
Valmont Industries, Inc.	24,359	2,859,990
Woodward, Inc.	70,676	3,027,053

		57,027,961

Information Technology (26.2%)
Ariba, Inc.*	80,629	2,637,375
Aruba Networks, Inc.*(a)	144,103	3,210,615
Bottomline Technologies, Inc.*	78,262	2,186,640
BroadSoft, Inc.*(a)	72,106	2,758,055
Calix, Inc.*	134,537	1,147,601
Cavium, Inc.*	49,417	1,528,962
Cirrus Logic, Inc.*(a)	206,863	4,923,339
Coherent, Inc.*	57,853	3,374,565
Concur Technologies, Inc.*(a)	72,624	4,167,165
Euronet Worldwide, Inc.*	115,316	2,408,951
Finisar Corp.*	88,298	1,779,205
Inphi Corp.*	307,824	4,364,944
InterDigital, Inc.(a)	18,229	635,463
Keynote Systems, Inc.	69,986	1,382,923
NETGEAR, Inc.*	79,934	3,053,479
NetSuite, Inc.*	80,834	4,065,142
NIC, Inc.	121,116	1,469,137
OpenTable, Inc.*(a)	39,828	1,611,839
OPNET Technologies, Inc.	58,702	1,702,358
QLIK Technologies, Inc.*	123,451	3,950,432
Sapient Corp.	88,523	1,102,111
Semtech Corp.*	104,213	2,965,902
ServiceSource International, Inc.*(a)	131,189	2,030,806
SolarWinds, Inc.*	111,237	4,299,310
Sourcefire, Inc.*	63,893	3,075,170
Stratasys, Inc.*	59,130	2,159,428
Tangoe, Inc.*	30,932	581,831
Ultimate Software Group, Inc.*	44,623	3,269,973
Universal Display Corp.*(a)	25,339	925,634
VeriFone Systems, Inc.*	41,440	2,149,493

		74,917,848

	Shares	Value($)

Materials (4.5%)
Balchem Corp.	30,538	923,775
Buckeye Technologies, Inc.	80,001	2,717,634
Flotek Industries, Inc.*(a)	185,161	2,225,635
Haynes International, Inc.	42,423	2,687,497
HB Fuller Co.	48,863	1,604,172
Zagg, Inc.*(a)	256,153	2,722,906

		12,881,619

Telecommunication Services (1.4%)
8x8, Inc.*(a)	487,095	2,045,799
Cogent Communications Group, Inc.*	101,876	1,943,794

		3,989,593

Total Common Stocks (Cost $218,522,684)		283,035,204

Short-Term Investment (13.9%)
RidgeWorth Funds Securities Lending Joint Account(b)	39,901,721	39,901,721

Total Short-Term Investment (Cost $39,901,721)		39,901,721

Money Market Fund (1.1%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.23%(c)	3,066,273	3,066,273

Total Money Market Fund (Cost $3,066,273)		3,066,273

Total Investments (Cost $261,490,678) — 114.0%		326,003,198
Liabilities in excess of other assets — (14.0)%		(40,148,965)

Net Assets — 100.0%		$285,854,233

*	Non-income producing security.

(a)	The security or a partial position of the security was on loan as of March 31, 2012. The total value of securities on loan as of March 31, 2012 was $38,683,932.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2012 (See Note 2).

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

Investment Abbreviations

SP ADR — Sponsored American Depositary Receipt

See Notes to Financial Statements.

59

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Small Cap Value Equity Fund

	Shares	Value($)

Common Stocks (98.6%)
Consumer Discretionary (15.3%)
Brunswick Corp.	466,100	12,002,075
Cracker Barrel Old Country Store, Inc.	172,500	9,625,500
Destination Maternity Corp.	175,629	3,261,431
Einstein Noah Restaurant Group, Inc.	313,400	4,675,928
Gafisa SA ADR	786,800	3,713,696
Guess?, Inc.	941,154	29,411,062
HSN, Inc.	1,012,700	38,512,981
Lithia Motors, Inc., Cl A	312,800	8,195,360
M.D.C. Holdings, Inc.	440,900	11,370,811
Meredith Corp.	423,400	13,743,564
NutriSystem, Inc.	716,550	8,046,857
Sonic Automotive, Inc., Cl A	791,900	14,182,929
Sotheby’s	901,300	35,457,142
Thor Industries, Inc.	577,000	18,210,120

		210,409,456

Consumer Staples (1.8%)
WD-40 Co.	556,150	25,221,403

Energy (7.5%)
Berry Petroleum Co., Cl A	367,900	17,339,127
Bristow Group, Inc.	576,300	27,506,799
CARBO Ceramics, Inc.	392,400	41,378,580
Patterson-UTI Energy, Inc.	1,014,200	17,535,518

		103,760,024

Financials (25.3%)
American Realty Capital Trust, Inc.	2,124,700	21,820,669
Banco Latinoamericano de Expectaciones SA, Cl E	267,650	5,650,092
Bank of Hawaii Corp.	109,600	5,299,160
Campus Crest Communities, Inc. REIT	712,800	8,311,248
Cash America International, Inc.	749,550	35,925,931
Cash Store Financial Services, Inc. (The)	199,041	1,174,342
Compass Diversified Holdings	505,400	7,474,866
E-House China Holdings Ltd. ADS	767,300	4,450,340
Evercore Partners, Inc., Cl A	468,150	13,609,120
Hancock Holding Co.	666,274	23,659,390
Hanover Insurance Group, Inc. (The)	679,250	27,930,760

	Shares	Value($)

Financials—continued
HCC Insurance Holdings, Inc.	1,070,000	33,351,900
Horace Mann Educators Corp.	578,500	10,193,170
JMP Group, Inc.	650,600	4,801,428
Lazard Ltd., Cl A	164,700	4,703,832
Mid-America Apartment Communities, Inc., REIT	211,800	14,196,954
Monmouth Real Estate Investment Corp., Cl A REIT	114,700	1,117,178
National Retail Properties, Inc. REIT	484,750	13,180,352
Oppenheimer Holdings, Inc., Cl A	224,500	3,895,075
Protective Life Corp.	618,500	18,319,970
StanCorp Financial Group, Inc.	843,100	34,516,514
Starwood Property Trust, Inc., REIT	507,400	10,665,548
Summit Hotel Properties, Inc., REIT	72,300	548,034
Tanger Factory Outlet Centers, Inc., REIT	69,200	2,057,316
Tower Group, Inc.	297,850	6,680,776
Trust Co Bank Corp. NY	397,100	2,267,441
UMB Financial Corp.	494,850	22,137,115
Washington Real Estate Investment Trust	342,350	10,167,795

		348,106,316

Health Care (4.7%)
Cooper Cos., Inc. (The)	125,396	10,246,107
Ensign Group, Inc.	334,400	9,082,304
Landauer, Inc.	162,800	8,631,656
STERIS Corp.	570,657	18,044,174
Teleflex, Inc.	316,400	19,347,860

		65,352,101

Industrials (28.8%)
A.O. Smith Corp.	1,036,475	46,589,551
ABM Industries, Inc.	585,400	14,225,220
Brink’s Co. (The)	411,200	9,815,344
China Yuchai International Ltd.	138,800	2,202,756
Copa Holdings SA, Cl A	427,507	33,858,554
Corrections Corp. of America*	471,200	12,868,472
Crane Co.	269,600	13,075,600
GATX Corp.	304,071	12,254,061

See Notes to Financial Statements.

60

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Small Cap Value Equity Fund — concluded

	Shares	Value($)

Industrial—continued
Grupo Aeroportuario del Pacifico SA de CV SP ADR	352,876	12,837,629
Harsco Corp.	459,800	10,786,908
Herman Miller, Inc.	495,800	11,383,568
Interface, Inc., Cl A	2,439,871	34,036,201
Knoll, Inc.	91,200	1,517,568
Lennox International, Inc.	602,100	24,264,630
LSI Industries, Inc.	177,265	1,299,352
Mine Safety Appliances Co.	417,300	17,142,684
Nordson Corp.	178,500	9,730,035
Progressive Waste Solutions Ltd.	1,724,950	37,396,916
Ryder System, Inc.	186,100	9,826,080
Snap-on, Inc.	512,350	31,237,980
Tennant Co.	152,300	6,701,200
UTi Worldwide, Inc.	846,600	14,586,918
Viad Corp.	544,500	10,579,635
Watsco, Inc.	236,200	17,488,248

		395,705,110

Information Technology (5.9%)
Aixtron AG SP ADR	1,348,420	23,368,119
Black Box Corp.	239,850	6,118,573
Booz Allen Hamilton Holding Corp.	760,700	12,954,721
Cohu, Inc.	191,253	2,174,547
Intersil Corp., Cl A	1,935,740	21,680,288
Plantronics, Inc.	355,250	14,302,365

		80,598,613

Materials (8.2%)
A. Schulman, Inc.	454,200	12,272,484
Buckeye Technologies, Inc.	400,100	13,591,397
Cabot Corp.	420,300	17,938,404
Carpenter Technology Corp.	266,400	13,914,072
Globe Specialty Metals, Inc.	731,100	10,871,457
Haynes International, Inc.	135,000	8,552,250
Olin Corp.	824,900	17,941,575
Schnitzer Steel Industries, Inc., Cl A	174,500	6,961,677
Sensient Technologies Corp.	277,965	10,562,670

		112,605,986

	Shares	Value($)

Utilities (1.1%)
Avista Corp.	281,450	7,199,491
California Water Service Group	435,500	7,930,455

		15,129,946

Total Common Stocks (Cost $1,227,248,240)		1,356,888,955

Money Market Fund (2.0%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.23%(a)	28,332,114	28,332,114

Total Money Market Fund (Cost $28,332,114)		28,332,114

Total Investments (Cost $1,255,580,354) — 100.6%		1,385,221,069
Liabilities in excess of other assets — (0.6)%		(8,921,342)

Net Assets — 100.0%		$1,376,299,727

*	Non-income producing security.

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

Investment Abbreviations

ADR — American Depositary Receipt

ADS — American Depositary Shares

REIT — Real Estate Investment Trust

SP ADR — Sponsored American Depositary Receipt

See Notes to Financial Statements.

61

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Aggressive Growth Allocation Strategy

	Shares	Value($)

Equity Funds (76.6%)(a)
RidgeWorth Aggressive Growth Stock Fund*	58,984	940,206
RidgeWorth International Equity Fund	134,752	1,447,240
RidgeWorth International Equity Index Fund	42,588	497,428
RidgeWorth Large Cap Core Growth Stock Fund	19,637	290,634
RidgeWorth Large Cap Growth Stock Fund	312,005	4,040,471
RidgeWorth Large Cap Value Equity Fund	365,675	5,035,339
RidgeWorth Mid-Cap Value Equity Fund	186,519	2,064,763
RidgeWorth Select Large Cap Growth Stock Fund*	72,234	2,448,003
RidgeWorth Small Cap Growth Stock Fund*	65,338	1,124,465
RidgeWorth Small Cap Value Equity Fund	80,398	1,109,499

Total Equity Funds (Cost $14,786,040)		18,998,048

Exchange Traded Funds (19.0%)
Consumer Discretionary Select Sector SPDR Fund	652	29,405
Consumer Staples Select Sector SPDR Fund	840	28,627
Energy Select Sector SPDR Fund	421	30,198
Financial Select Sector SPDR Fund	2,523	39,813
Health Care Select Sector SPDR Fund	811	30,486
Industrial Select Sector SPDR Fund	754	28,215
iShares Dow Jones U.S. Real Estate Index Fund	7,410	461,569
iShares MSCI Emerging Markets Index Fund	26,047	1,118,458
iShares Russell 2000 Index Fund	356	29,495
iShares S&P 500 Index Fund	16,629	2,348,181
Market Vectors Gold Miners Fund	9,774	484,497
Materials Select Sector SPDR Fund	252	9,316
Technology Select Sector SPDR Fund	2,201	66,360

	Shares	Value($)

Exchange Traded Funds—continued
Utilities Select Sector SPDR Fund	132	4,627

Total Exchange Traded Funds (Cost $4,401,705)		4,709,247

Money Market Fund (5.0%)
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(b)	1,237,944	1,237,944

Total Money Market Fund (Cost $1,237,944)		1,237,944

Total Investments (Cost $20,425,689) — 100.6%		24,945,239
Liabilities in excess of other assets — (0.6)%		(159,667)

Net Assets — 100.0%		$24,785,572

*	Non-income producing security.

(a)	Affiliated investment. Investment is in each Fund’s I Shares.

(b)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

See Notes to Financial Statements.

62

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Conservative Allocation Strategy

	Shares	Value($)

Equity Funds (27.9%)(a)
RidgeWorth Aggressive Growth Stock Fund*	34,502	549,957
RidgeWorth International Equity Fund	119,564	1,284,117
RidgeWorth International Equity Index Fund	34,303	400,654
RidgeWorth Large Cap Core Growth Stock Fund	14,086	208,479
RidgeWorth Large Cap Growth Stock Fund	340,816	4,413,569
RidgeWorth Large Cap Value Equity Fund	303,899	4,184,694
RidgeWorth Mid-Cap Value Equity Fund	171,419	1,897,607
RidgeWorth Select Large Cap Growth Stock Fund*	46,118	1,562,945
RidgeWorth Small Cap Growth Stock Fund*	53,100	913,854
RidgeWorth Small Cap Value Equity Fund	65,426	902,872

Total Equity Funds (Cost $14,027,785)		16,318,748

Fixed Income Funds (61.1%)(a)
RidgeWorth Corporate Bond Fund	399,052	3,731,140
RidgeWorth High Income Fund	312,910	2,155,949
RidgeWorth Intermediate Bond Fund	1,283,517	13,412,749
RidgeWorth Seix Floating Rate High Income Fund	95,875	846,577
RidgeWorth Seix High Yield Fund	228,754	2,216,630
RidgeWorth Total Return Bond Fund	988,955	10,651,040
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	261,098	2,647,529

Total Fixed Income Funds (Cost $35,548,832)		35,661,614

Exchange Traded Funds (8.8%)
Consumer Discretionary Select Sector SPDR Fund	698	31,480
Consumer Staples Select Sector SPDR Fund	893	30,433
Energy Select Sector SPDR Fund	452	32,422
Financial Select Sector SPDR Fund	2,706	42,701

	Shares	Value($)

Exchange Traded Funds—continued
Health Care Select Sector SPDR Fund	870	32,703
Industrial Select Sector SPDR Fund	808	30,235
iShares Barclays 20+ Year Treasury Bond Fund	8,776	984,667
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	334	39,296
iShares Dow Jones U.S. Real Estate Index Fund	6,240	388,690
iShares MSCI Emerging Markets Index Fund	22,812	979,547
iShares Russell 2000 Index Fund	572	47,390
iShares S&P 500 Index Fund	14,052	1,984,283
Market Vectors Gold Miners Fund	8,435	418,123
Materials Select Sector SPDR Fund	271	10,019
Technology Select Sector SPDR Fund	2,357	71,064
Utilities Select Sector SPDR Fund	144	5,047

Total Exchange Traded Funds (Cost $4,781,091)		5,128,100

Money Market Fund (2.4%)
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(b)	1,385,438	1,385,438

Total Money Market Fund (Cost $1,385,438)		1,385,438

Total Investments (Cost $55,743,146) — 100.2%		58,493,900
Liabilities in excess of other assets — (0.2)%		(139,932)

Net Assets — 100.0%		$58,353,968

*	Non-income producing security.

(a)	Affiliated investment. Investment is in each Fund’s I Shares.

(b)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

See Notes to Financial Statements.

63

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Growth Allocation Strategy

	Shares	Value($)

Equity Funds (60.0%)(a)
RidgeWorth Aggressive Growth Stock Fund*	129,023	2,056,628
RidgeWorth International Equity Fund	302,580	3,249,710
RidgeWorth International Equity Index Fund	98,718	1,153,032
RidgeWorth Large Cap Core Growth Stock Fund	36,529	540,626
RidgeWorth Large Cap Growth Stock Fund	739,646	9,578,421
RidgeWorth Large Cap Value Equity Fund	856,761	11,797,596
RidgeWorth Mid-Cap Value Equity Fund	380,007	4,206,682
RidgeWorth Select Large Cap Growth Stock Fund*	156,674	5,309,686
RidgeWorth Small Cap Growth Stock Fund*	136,340	2,346,417
RidgeWorth Small Cap Value Equity Fund	167,652	2,313,600

Total Equity Funds (Cost $33,121,352)		42,552,398

Fixed Income Funds (22.3%)(a)
RidgeWorth Corporate Bond Fund	131,474	1,229,278
RidgeWorth High Income Fund	173,470	1,195,210
RidgeWorth Intermediate Bond Fund	651,423	6,807,373
RidgeWorth Seix Floating Rate High Income Fund	51,439	454,203
RidgeWorth Seix High Yield Fund	123,150	1,193,322
RidgeWorth Total Return Bond Fund	425,766	4,585,501
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	32,860	333,203

Total Fixed Income Funds (Cost $15,337,288)		15,798,090

Exchange Traded Funds (15.9%)
Consumer Discretionary Select Sector SPDR Fund	2,311	104,226
Consumer Staples Select Sector SPDR Fund	2,972	101,286
Energy Select Sector SPDR Fund	1,490	106,878
Financial Select Sector SPDR Fund	8,940	141,073

	Shares	Value($)

Exchange Traded Funds—continued
Health Care Select Sector SPDR Fund	2,873	107,996
Industrial Select Sector SPDR Fund	2,669	99,874
iShares Barclays 20+ Year Treasury Bond Fund	3,154	353,879
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	352	41,413
iShares Dow Jones U.S. Real Estate Index Fund	16,577	1,032,581
iShares MSCI Emerging Markets Index Fund	58,696	2,520,406
iShares Russell 2000 Index Fund	1,309	108,451
iShares S&P 500 Index Fund	37,017	5,227,171
Market Vectors Gold Miners Fund	21,916	1,086,376
Materials Select Sector SPDR Fund	894	33,051
Technology Select Sector SPDR Fund	7,795	235,019
Utilities Select Sector SPDR Fund	469	16,438

Total Exchange Traded Funds (Cost $10,741,084)		11,316,118

Money Market Fund (1.9%)
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(b)	1,370,780	1,370,780

Total Money Market Fund (Cost $1,370,780)		1,370,780

Total Investments (Cost $60,570,504) — 100.1%		71,037,386
Liabilities in excess of other assets — (0.1)%		(74,511)

Net Assets — 100.0%		$70,962,875

*	Non-income producing security.

(a)	Affiliated investment. Investment is in each Fund’s I Shares.

(b)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

See Notes to Financial Statements.

64

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Moderate Allocation Strategy

	Shares	Value($)

Equity Funds (43.7%)(a)
RidgeWorth Aggressive Growth Stock Fund*	225,271	3,590,818
RidgeWorth International Equity Fund	521,778	5,603,900
RidgeWorth International Equity Index Fund	173,746	2,029,349
RidgeWorth Large Cap Core Growth Stock Fund	63,307	936,939
RidgeWorth Large Cap Growth Stock Fund	1,325,098	17,160,015
RidgeWorth Large Cap Value Equity Fund	1,496,149	20,601,967
RidgeWorth Mid-Cap Value Equity Fund	668,249	7,397,522
RidgeWorth Select Large Cap Growth Stock Fund*	255,580	8,661,602
RidgeWorth Small Cap Growth Stock Fund*	230,143	3,960,755
RidgeWorth Small Cap Value Equity Fund	283,014	3,905,597

Total Equity Funds (Cost $58,215,739)		73,848,464

Fixed Income Funds (41.8%)(a)
RidgeWorth Corporate Bond Fund	572,586	5,353,677
RidgeWorth High Income Fund	781,935	5,387,531
RidgeWorth Intermediate Bond Fund	2,703,723	28,253,901
RidgeWorth Seix Floating Rate High Income Fund	259,639	2,292,611
RidgeWorth Seix High Yield Fund	554,601	5,374,079
RidgeWorth Total Return Bond Fund	2,029,716	21,860,041
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	196,300	1,990,479

Total Fixed Income Funds (Cost $68,750,037)		70,512,319

Exchange Traded Funds (12.2%)
Consumer Discretionary Select Sector SPDR Fund	2,494	112,479
Consumer Staples Select Sector SPDR Fund	3,208	109,329
Energy Select Sector SPDR Fund	1,611	115,557

	Shares	Value($)

Exchange Traded Funds—continued
Financial Select Sector SPDR Fund	9,656	152,372
Health Care Select Sector SPDR Fund	3,104	116,679
Industrial Select Sector SPDR Fund	2,883	107,882
iShares Barclays 20+ Year Treasury Bond Fund	14,051	1,576,522
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	1,248	146,827
iShares Dow Jones U.S. Real Estate Index Fund	29,160	1,816,376
iShares MSCI Emerging Markets Index Fund	102,675	4,408,865
iShares Russell 2000 Index Fund	6,016	498,426
iShares S&P 500 Index Fund	64,740	9,141,935
Market Vectors Gold Miners Fund	38,857	1,926,142
Materials Select Sector SPDR Fund	966	35,713
Technology Select Sector SPDR Fund	8,418	253,803
Utilities Select Sector SPDR Fund	507	17,770

Total Exchange Traded Funds (Cost $19,219,476)		20,536,677

Money Market Fund (2.0%)
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(b)	3,399,546	3,399,546

Total Money Market Fund (Cost $3,399,546)		3,399,546

Total Investments (Cost $149,584,798) —99.7%		168,297,006
Other assets in excess of liabilities — 0.3%		477,974

Net Assets — 100.0%		$168,774,980

*	Non-income producing security.

(a)	Affiliated investment. Investment is in each Fund’s I Shares.

(b)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

See Notes to Financial Statements.

65

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2012

	Aggressive Growth Stock Fund	Emerging Growth Stock Fund†	International Equity Fund	International Equity Index Fund	Large Cap Core Growth Stock Fund
Assets:
Total Investments, at Cost	$59,189,080	$9,803,530	$244,992,530	$239,002,922	$55,963,385

Total Investments, at Value*	$95,315,317	$13,304,459	$270,179,308	$348,700,350	$73,511,120
Cash	—	—	65,529	—	—
Dividends Receivable	5,087	601	1,228,198	1,595,696	86,740
Securities Lending Income Receivable	3,335	708	18,140	23,662	22
Foreign Currency, at Value (Cost $—, $—, $1,289,145, $253,716 and $—, respectively)	—	—	1,290,016	253,507	—
Receivable for Capital Shares Issued	335,782	6,790	583	371,903	12,186
Receivable for Investment Securities Sold	1,501,324	—	1,737,401	—	—
Reclaims Receivable	—	—	185,746	169,266	—
Prepaid Expenses and Other Assets	14,975	6,962	20,763	21,839	26,300

Total Assets	97,175,820	13,319,520	274,725,684	351,136,223	73,636,368

Liabilities:
Due to Custodian	591,202	—	—	—	—
Payable for Investment Securities Purchased	753,643	—	1,218,363	832	—
Payable for Capital Shares Redeemed	983,310	5,479	19,076	1,188,923	384,943
Payable Upon Return of Securities Loaned	2,808,230	696,138	6,131,175	7,390,760	—
Investment Advisory Fees Payable	86,525	7,049	243,021	162,145	53,068
Administration Fees Payable	1,216	144	2,570	5,432	978
Fund Accounting Fees Payable	1,604	242	5,803	9,886	1,533
Transfer Agency Fees Payable	2,248	1,423	2,423	2,131	12,587
Compliance and Fund Services Fees Payable	1,502	206	3,944	6,305	1,178
Distribution and Service Fees Payable	952	869	1,458	655	18,530
Shareholder Servicing Fees Payable	—	—	—	20,736	—
Custodian Fees Payable	2,802	2,155	19,908	31,412	2,953
Other Accrued Expenses	8,375	3,820	16,938	24,638	7,381

Total Liabilities	5,241,609	717,525	7,664,679	8,843,855	483,151

Total Net Assets	$91,934,211	$12,601,995	$267,061,005	$342,292,368	$73,153,217

Net Assets Consist of:
Capital	$78,799,079	$32,278,750	$540,489,512	$245,926,230	$206,248,575
Accumulated Net Investment Income (Loss)	(223,004)	(21,047)	1,010,397	(133,144)	4,015
Accumulated Net Realized Gain (Loss) from Investments and Foreign Currency Transactions	(22,768,101)	(23,156,637)	(299,646,530)	(13,195,046)	(150,647,108)
Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	36,126,237	3,500,929	25,207,626	109,694,328	17,547,735

Net Assets	$91,934,211	$12,601,995	$267,061,005	$342,292,368	$73,153,217

Net Assets:
I Shares	$88,131,551	$9,215,704	$261,561,188	$339,763,277	$38,808,248
A Shares	3,802,660	3,386,291	5,499,817	2,529,091	16,300,872
C Shares	—	—	—	—	18,044,097
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	5,529,761	658,626	24,352,997	29,084,730	2,622,772
A Shares	244,653	248,622	517,557	218,144	1,091,639
C Shares	—	—	—	—	1,252,295
Net Asset Value and Redemption Price Per Share:
I Shares	$15.94	$13.99	$10.74	$11.68	$14.80
A Shares	15.54	13.62	10.63	11.59	14.93
C Shares(a)	—	—	—	—	14.41
Offering Price Per Share (100%/(100%-maximum sales charge x net asset value) of net asset value adjusted to the nearest cent):
A Shares	$16.49	$14.45	$11.28	$12.30	$15.84
Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

†	Effective close of business on April 27, 2012, the Fund merged into Aggressive Growth Stock Fund (See Note 9).

*	Investments include securities on loan of $2,741,351, $674,918, $5,645,281, $6,977,918 and $—, respectively.

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

66

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2012

	Large Cap Growth Stock Fund	Large Cap Value Equity Fund	Mid-Cap Value Equity Fund	Select Large Cap Growth Stock Fund	Small Cap Growth Stock Fund
Assets:
Total Investments, at Cost	$181,709,070	$1,936,622,500	$2,076,085,893	$36,936,055	$261,490,678

Total Investments, at Value*	$325,091,561	$2,247,898,318	$2,222,971,136	$51,342,274	$326,003,198
Dividends Receivable	246,085	5,124,145	3,997,079	51,737	43,054
Securities Lending Income Receivable	210	600	153,521	15	67,739
Receivable for Capital Shares Issued	524,662	2,168,896	3,453,416	484	466,738
Receivable for Investment Securities Sold	2,535,080	24,941,636	81,750,600	—	—
Prepaid Expenses and Other Assets	24,829	65,723	86,636	26,500	29,474

Total Assets	328,422,427	2,280,199,318	2,312,412,388	51,421,010	326,610,203

Liabilities:
Payable for Investment Securities Purchased	—	24,565,808	54,646,844	—	—
Payable for Capital Shares Redeemed	295,842	838,891	2,624,656	9,129	475,610
Payable Upon Return of Securities Loaned	3,476,025	16,840,375	97,761,635	—	39,901,721
Investment Advisory Fees Payable	266,185	1,399,627	1,710,267	36,817	320,570
Administration Fees Payable	4,113	30,652	29,060	637	4,454
Fund Accounting Fees Payable	5,596	33,629	34,083	932	5,720
Transfer Agency Fees Payable	11,506	13,804	110,743	3,351	5,864
Compliance and Fund Services Fees Payable	5,141	35,310	34,552	826	5,408
Distribution and Service Fees Payable	26,082	72,665	144,679	13,729	9,683
Custodian Fees Payable	4,305	7,409	9,617	1,986	5,749
Other Accrued Expenses	20,659	117,794	116,654	6,163	21,191

Total Liabilities	4,115,454	43,955,964	157,222,790	73,570	40,755,970

Total Net Assets	$324,306,973	$2,236,243,354	$2,155,189,598	$51,347,440	$285,854,233

Net Assets Consist of:
Capital	$137,741,897	$2,018,340,078	$2,084,335,515	$33,068,082	$214,921,756
Accumulated Net Investment Income (Loss)	(228,630)	1,136,349	939,982	(64,435)	(413,414)
Accumulated Net Realized Gain (Loss) from Investments Foreign Currency Transactions	43,411,215	(94,508,891)	(76,970,581)	3,937,574	6,833,371
Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	143,382,491	311,275,818	146,884,682	14,406,219	64,512,520

Net Assets	$324,306,973	$2,236,243,354	$2,155,189,598	$51,347,440	$285,854,233

Net Assets:
I Shares	$261,090,411	$1,985,434,403	$1,679,243,680	$34,498,570	$267,693,558
A Shares	45,853,517	233,782,270	433,673,792	796,282	10,031,858
C Shares	17,363,045	17,026,681	42,272,126	16,052,588	8,128,817
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	20,163,093	144,223,666	151,707,963	1,017,999	15,556,076
A Shares	3,833,420	17,068,752	39,476,816	23,924	620,099
C Shares	1,650,818	1,261,119	3,897,222	536,907	584,536
Net Asset Value and Redemption Price Per Share:
I Shares	$12.95	$13.77	$11.07	$33.89	$17.21
A Shares	11.96	13.70	10.99	33.28	16.18
C Shares(a)	10.52	13.50	10.85	29.90	13.91
Offering Price Per Share (100%/(100%-maximum sales charge x net asset value) of net asset value adjusted to the nearest cent):
A Shares	$12.69	$14.54	$11.66	$35.31	$17.17
Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

*	Investments include securities on loan of $3,402,290, $16,347,552, $95,102,855, $— and $38,683,932, respectively.

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

67

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2012

	Small Cap Value Equity Fund	Aggressive Growth Allocation Strategy	Conservative Allocation Strategy	Growth Allocation Strategy	Moderate Allocation Strategy
Assets:
Total Investments, at Cost	$1,255,580,354	$20,425,689	$55,743,146	$60,570,504	$149,584,798

Investments, at Value	$1,385,221,069	$5,947,191	$6,513,538	$12,686,898	$23,936,223
Investments in Affiliates, at Value	—	18,998,048	51,980,362	58,350,488	144,360,783

Total Investments, at Value	1,385,221,069	24,945,239	58,493,900	71,037,386	168,297,006

Dividends Receivable	1,578,968	—	73,934	34,744	157,186
Receivable for Capital Shares Issued	2,736,888	12,143	144,575	47,450	423,828
Receivable for Investment Securities Sold	27,710,183	—	—	—	—
Reclaims Receivable	81,389	—	—	—	—
Receivable from Adviser	—	5,374	6,502	—	—
Prepaid Expenses and Other Assets	59,191	26,536	28,435	26,991	27,658

Total Assets	1,417,387,688	24,989,292	58,747,346	71,146,571	168,905,678

Liabilities:
Payable for Investment Securities Purchased	37,698,284	—	—	—	—
Payable for Capital Shares Redeemed	1,896,780	189,697	358,442	160,223	75,954
Investment Advisory Fees Payable	1,246,518	—	—	2,101	9,962
Administration Fees Payable	18,043	327	799	941	2,223
Fund Accounting Fees Payable	20,662	3,333	3,333	3,334	3,333
Transfer Agency Fees Payable	36,937	1,602	4,124	1,740	4,595
Compliance and Fund Services Fees Payable	21,176	385	911	1,086	2,618
Distribution and Service Fees Payable	72,772	1,903	16,449	5,077	17,408
Custodian Fees Payable	4,295	1,783	2,945	2,213	2,595
Other Accrued Expenses	72,494	4,690	6,375	6,981	12,010

Total Liabilities	41,087,961	203,720	393,378	183,696	130,698

Total Net Assets	$1,376,299,727	$24,785,572	$58,353,968	$70,962,875	$168,774,980

Net Assets Consist of:
Capital	$1,207,301,292	$21,594,912	$55,234,482	$62,573,052	$150,858,152
Accumulated Net Investment Income (Loss)	529,817	16,945	139,542	91,146	212,972
Accumulated Net Realized Gain (Loss) from Investments and Foreign Currency Transactions	38,827,727	(1,345,835)	229,190	(2,168,205)	(1,008,352)
Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	129,640,891	4,519,550	2,750,754	10,466,882	18,712,208

Net Assets	$1,376,299,727	$24,785,572	$58,353,968	$70,962,875	$168,774,980

Net Assets:
I Shares	$1,169,092,612	$18,992,551	$21,584,851	$57,077,834	$133,381,572
A Shares	169,100,329	4,981,603	24,322,247	11,091,938	20,365,782
C Shares	38,106,786	811,418	12,446,870	2,793,103	15,027,626
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	84,735,576	2,235,554	1,759,590	5,362,088	12,387,343
A Shares	12,454,083	590,761	1,983,338	1,045,586	1,894,993
C Shares	2,935,865	98,041	1,021,602	266,544	1,406,043
Net Asset Value and Redemption Price Per Share:
I Shares	$13.80	$8.50	$12.27	$10.64	$10.77
A Shares	13.58	8.43	12.26	10.61	10.75
C Shares(a)	12.98	8.28	12.18	10.48	10.69
Offering Price Per Share (100%/(100%-maximum sales charge x net asset value) of net asset value adjusted to the nearest cent):
A Shares	$14.41	$8.94	$12.87	$11.26	$11.41
Maximum Sales Charge — A Shares	5.75%	5.75%	4.75%	5.75%	5.75%

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

68

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Year Ended March 31, 2012

	Aggressive Growth Stock Fund	Emerging Growth Stock Fund†	International Equity Fund	International Equity Index Fund	Large Cap Core Growth Stock Fund
Investment Income:
Dividend Income	$256,166	$13,296	$9,121,718	$16,719,747	$1,977,816
Income from Securities Lending	12,740	46,038	332,743	802,168	39
Less: Foreign Taxes Withheld	—	—	(879,578)	(1,766,325)	(9,486)

Total Investment Income	268,906	59,334	8,574,883	15,755,590	1,968,369

Expenses:
Investment Advisory Fees	1,189,686	234,497	2,724,492	2,036,442	1,160,396
Administration Fees	9,726	1,876	20,279	38,487	13,031
Fund Accounting Fees	13,426	2,678	48,989	84,462	20,232
Transfer Agency Fees	23,667	13,447	25,371	25,279	90,250
Compliance & Fund Services Fees	8,371	1,731	18,565	31,254	8,121
Distribution and Service Fees — A Shares	10,581	11,748	18,502	9,417	40,321
Distribution and Service Fees — C Shares	—	—	—	—	182,183
Shareholder Servicing Fees — I Shares	—	—	—	93,045	—
Shareholder Servicing Fees — A Shares	—	—	—	534	—
Custodian Fees	21,083	17,645	144,636	423,706	28,869
Printing Fees	8,867	4,448	17,451	22,434	22,532
Registration Fees	28,529	27,834	11,172	22,335	38,060
Trustee Fees	6,000	1,239	12,651	21,765	8,276
Other Fees	14,619	6,389	41,561	115,858	23,915

Total Expenses	1,334,555	323,532	3,083,669	2,925,018	1,636,186
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	(47,515)	—	—	—

Net Expenses	1,334,555	276,017	3,083,669	2,925,018	1,636,186

Net Investment Income (Loss)	(1,065,649)	(216,683)	5,491,214	12,830,572	332,183

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net Realized Gain (Loss) from:
Investment and Foreign Currency Transactions	12,724,489	(2,698,084)	7,105,640	35,204,059	34,382,381
Net Change in Unrealized Appreciation (Depreciation) on:
Investments and Foreign Currency	(21,443,486)	(4,089,291)	(25,565,671)	(92,859,978)	(35,563,528)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(8,718,997)	(6,787,375)	(18,460,031)	(57,655,919)	(1,181,147)

Change in Net Assets from Operations	$(9,784,646)	$(7,004,058)	$(12,968,817)	$(44,825,347)	$(848,964)

†	Effective close of business on April 27, 2012, the Fund merged into Aggressive Growth Stock Fund (See Note 9).

See Notes to Financial Statements.

69

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Year Ended March 31, 2012

	Large Cap Growth Stock Fund	Large Cap Value Equity Fund	Mid-Cap Value Equity Fund	Select Large Cap Growth Stock Fund	Small Cap Growth Stock Fund
Investment Income:
Dividend Income	$3,519,255	$44,843,812	$51,014,276	$601,118	$1,363,007
Income from Securities Lending	12,099	3,535	2,065,480	18	873,090
Less: Foreign Taxes Withheld	(10,249)	(40,140)	(79,940)	(3,736)	—

Total Investment Income	3,521,105	44,807,207	52,999,816	597,400	2,236,097

Expenses:
Investment Advisory Fees	3,776,792	13,202,513	18,897,419	552,181	4,154,674
Administration Fees	35,033	160,239	182,795	5,827	32,726
Fund Accounting Fees	45,362	195,528	252,338	7,746	42,970
Transfer Agency Fees	128,467	143,511	764,344	39,656	62,100
Compliance & Fund Services Fees	28,874	130,868	164,956	4,693	26,965
Distribution and Service Fees — A Shares	128,053	448,654	1,095,473	2,005	31,449
Distribution and Service Fees — C Shares	162,793	168,115	337,706	157,389	83,779
Custodian Fees	24,351	46,990	93,171	14,843	35,159
Printing Fees	25,542	117,962	204,669	7,012	23,826
Registration Fees	32,948	53,989	111,340	37,013	22,930
Trustee Fees	20,401	84,534	110,802	3,448	19,038
Other Fees	40,596	159,488	190,243	11,213	38,293

Total Expenses	4,449,212	14,912,391	22,405,256	843,026	4,573,909
Less: Custodian Credits (Note 3)	—	(11)	(216)	—	(11)

Net Expenses	4,449,212	14,912,380	22,405,040	843,026	4,573,898

Net Investment Income (Loss)	(928,107)	29,894,827	30,594,776	(245,626)	(2,337,801)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net Realized Gain (Loss) from:
Investment and Foreign Currency Transactions	64,077,070	(16,071,295)	(71,339,425)	15,888,479	51,132,665
Net Change in Unrealized Appreciation (Depreciation) on: Investments and Foreign Currencies	(33,065,228)	114,627,191	(24,071,656)	(15,058,416)	(58,542,582)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	31,011,842	98,555,896	(95,411,081)	830,063	(7,409,917)

Change in Net Assets from Operations	$30,083,735	$128,450,723	$(64,816,305)	$584,437	$(9,747,718)

See Notes to Financial Statements.

70

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Year Ended March 31, 2012

	Small Cap Value Equity Fund	Aggressive Growth Allocation Strategy	Conservative Allocation Strategy	Growth Allocation Strategy	Moderate Allocation Strategy
Investment Income:
Dividend Income	$24,925,837	$109,572	$71,735	$228,594	$399,339
Dividend Income from Affiliated Investment Companies	—	188,411	861,196	916,392	2,899,843
Less: Foreign Taxes Withheld	(251,709)	—	—	—	—

Total Investment Income	24,674,128	297,983	932,931	1,144,986	3,299,182

Expenses:
Investment Advisory Fees	12,941,453	25,562	38,667	66,377	152,497
Administration Fees	105,564	2,310	3,524	6,079	13,972
Fund Accounting Fees	139,497	25,766	25,600	24,292	22,267
Transfer Agency Fees	261,399	18,610	29,672	22,610	51,151
Compliance & Fund Services Fees	90,637	2,237	3,263	5,482	11,686
Distribution and Service Fees — A Shares	384,239	12,706	36,938	31,072	46,202
Distribution and Service Fees — C Shares	327,038	8,274	95,331	27,551	145,523
Custodian Fees	63,942	11,674	16,980	13,563	14,182
Printing Fees	134,514	5,888	8,053	9,584	17,280
Registration Fees	65,606	13,031	16,275	11,749	29,192
Trustee Fees	61,250	1,559	2,059	3,740	7,776
Other Fees	109,728	7,947	8,956	11,734	19,111

Total Expenses	14,684,867	135,564	285,318	233,833	530,839
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	(63,460)	(75,713)	(42,458)	(34,791)
Less: Custodian Credits (Note 3)	(71)	—	—	—	—

Net Expenses	14,684,796	72,104	209,605	191,375	496,048

Net Investment Income (Loss)	9,989,332	225,879	723,326	953,611	2,803,134

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net Realized Gain (Loss) from:
Investment and Foreign Currency Transactions*	83,216,802	495,730	396,830	1,806,866	3,191,403
Capital Gain Received from Investments in Affiliated Investment Companies	—	322,166	833,313	994,275	2,609,922
Net Change in Unrealized Appreciation (Depreciation) on: Investments and Foreign Currencies*	(67,407,464)	(969,411)	820,083	(1,708,870)	(1,699,827)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	15,809,338	(151,515)	2,050,226	1,092,271	4,101,498

Change in Net Assets from Operations	$25,798,670	$74,364	$2,773,552	$2,045,882	$6,904,632

*	Net realized gain (loss) from investment transactions and net change in unrealized appreciation (depreciation) on investments for the Allocation Strategies are primarily attributable to the underlying investments in affiliated investment companies.

See Notes to Financial Statements.

71

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Periods Indicated

	Aggressive Growth Stock Fund		Emerging Growth Stock Fund†		International Equity Fund
	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11
Operations:
Net Investment Income (Loss)	$(1,065,649)	$(1,027,278)	$(216,683)	$(204,471)	$5,491,214	$3,955,501
Net Realized Gain (Loss)	12,724,489	15,640,237	(2,698,084)	6,770,396	7,105,640	32,012,925
Net Change in Unrealized Appreciation (Depreciation)	(21,443,486)	14,534,723	(4,089,291)	401,220	(25,565,671)	(6,362,078)

Change in Net Assets from Operations	(9,784,646)	29,147,682	(7,004,058)	6,967,145	(12,968,817)	29,606,348

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	—	—	—	—	(5,045,919)	(6,545,050)
A Shares	—	—	—	—	(110,840)	(155,325)

Total Dividends and Distributions	—	—	—	—	(5,156,759)	(6,700,375)

Change in Net Assets from Capital Transactions	(36,442,563)	(2,242,085)	(8,678,959)	961,176	25,707,419	(45,350,643)

Change in Net Assets	(46,227,209)	26,905,597	(15,683,017)	7,928,321	7,581,843	(22,444,670)

Net Assets:
Beginning of Period	138,161,420	111,255,823	28,285,012	20,356,691	259,479,162	281,923,832

End of Period	$91,934,211	$138,161,420	$12,601,995	$28,285,012	$267,061,005	$259,479,162

Accumulated Net Investment Income (Loss), End of Period	$(223,004)	$4,712	$(21,047)	$—	$1,010,397	$787,898

†	Effective close of business on April 27, 2012, the Fund merged into Aggressive Growth Stock Fund (See Note 9).

See Notes to Financial Statements.

72

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Periods Indicated

	Aggressive Growth Stock Fund		Emerging Growth Stock Fund†		International Equity Fund
	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11
Capital Transactions:
I Shares:
Proceeds from Shares Issued	$24,729,051	$43,997,207	$9,919,843	$13,664,392	$58,713,472	$20,102,610
Dividends Reinvested	—	—	—	—	4,596,680	5,497,158
Cost of Shares Redeemed	(61,567,383)	(46,548,352)	(21,217,969)	(13,604,411)	(36,444,961)	(69,532,638)

Change in Net Assets from I Shares	(36,838,332)	(2,551,145)	(11,298,126)	59,981	26,865,191	(43,932,870)

A Shares:
Proceeds from Shares Issued	1,408,939	740,720	6,665,684	1,445,445	190,384	125,177
Dividends Reinvested	—	—	—	—	101,939	140,656
Cost of Shares Redeemed	(1,013,170)	(431,660)	(4,046,517)	(544,250)	(1,450,095)	(1,683,606)

Change in Net Assets from A Shares	395,769	309,060	2,619,167	901,195	(1,157,772)	(1,417,773)

Change in Net Assets from Capital Transactions	$(36,442,563)	$(2,242,085)	$(8,678,959)	$961,176	$25,707,419	$(45,350,643)

Shares Transactions:
I Shares:
Issued	1,626,118	3,062,933	639,518	983,605	5,596,283	1,922,411
Reinvested	—	—	—	—	496,938	502,024
Redeemed	(4,278,976)	(3,338,193)	(1,587,227)	(1,140,500)	(3,450,251)	(6,268,436)

Change in I Shares	(2,652,858)	(275,260)	(947,709)	(156,895)	2,642,970	(3,844,001)

A Shares:
Issued	96,875	53,089	442,202	107,024	16,937	11,726
Reinvested	—	—	—	—	11,129	12,976
Redeemed	(70,855)	(32,773)	(308,432)	(43,422)	(139,420)	(160,399)

Change in A Shares	26,020	20,316	133,770	63,602	(111,354)	(135,697)

Change in Shares	(2,626,838)	(254,944)	(813,939)	(93,293)	2,531,616	(3,979,698)

†	Effective close of business on April 27, 2012, the Fund merged into Aggressive Growth Stock Fund (See Note 9).

See Notes to Financial Statements.

73

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Periods Indicated

	International Equity Index Fund		Large Cap Core Growth Stock Fund		Large Cap Growth Stock Fund
	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11
Operations:
Net Investment Income (Loss)	$12,830,572	$17,901,739	$332,183	$4,765,044	$(928,107)	$(16,120)
Net Realized Gain	35,204,059	84,686,322	34,382,381	90,385,173	64,077,070	40,170,412
Net Change in Unrealized Appreciation (Depreciation)	(92,859,978)	(41,902,710)	(35,563,528)	(49,450,668)	(33,065,228)	44,588,719

Change in Net Assets from Operations	(44,825,347)	60,685,351	(848,964)	45,699,549	30,083,735	84,743,011

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(14,901,009)	(16,414,741)	(282,006)	(4,721,931)	—	(153,955)
A Shares	(94,609)	(146,072)	(39,319)	(176,290)	—	—
C Shares	—	—	(6,843)	(56,647)	—	—

Total Dividends and Distributions	(14,995,618)	(16,560,813)	(328,168)	(4,954,868)	—	(153,955)

Change in Net Assets from Capital Transactions	(80,568,430)	(407,022,963)	(314,847,587)	(122,025,379)	(175,832,011)	(120,961,551)

Change in Net Assets	(140,389,395)	(362,898,425)	(316,024,719)	(81,280,698)	(145,748,276)	(36,372,495)

Net Assets:
Beginning of Period	482,681,763	845,580,188	389,177,936	470,458,634	470,055,249	506,427,744

End of Period	$342,292,368	$482,681,763	$73,153,217	$389,177,936	$324,306,973	$470,055,249

Accumulated Net Investment Income (Loss),
End of Period	$(133,144)	$945,847	$4,015	$—	$(228,630)	$43,558

See Notes to Financial Statements.

74

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Periods Indicated

	International Equity Index Fund		Large Cap Core Growth Stock Fund		Large Cap Growth Stock Fund
	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11
Capital Transactions:
I Shares:
Proceeds from Shares Issued	$76,107,924	$124,713,492	$11,161,102	$66,380,358	$64,833,009	$51,374,296
Issued — Merger	—	—	14,633,746	—	—	—
Dividends Reinvested	12,916,486	11,944,959	146,230	2,316,156	—	76,278
Cost of Shares Redeemed	(168,138,240)	(541,866,977)	(333,509,720)	(180,485,647)	(233,393,457)	(163,186,418)

Change in Net Assets from I Shares	(79,113,830)	(405,208,526)	(307,568,642)	(111,789,133)	(168,560,448)	(111,735,844)

A Shares:
Proceeds from Shares Issued	101,387	489,612	255,974	279,138	942,481	737,945
Issued — Merger	—	—	650,031	—	—	—
Dividends Reinvested	85,763	131,439	35,319	156,941	—	—
Cost of Shares Redeemed	(1,641,750)	(2,435,488)	(3,878,239)	(4,683,582)	(6,211,143)	(7,204,616)

Change in Net Assets from A Shares	(1,454,600)	(1,814,437)	(2,936,915)	(4,247,503)	(5,268,662)	(6,466,671)

C Shares:
Proceeds from Shares Issued	—	—	167,480	153,806	231,204	127,834
Dividends Reinvested	—	—	6,389	52,595	—	—
Cost of Shares Redeemed	—	—	(4,515,899)	(6,195,144)	(2,234,105)	(2,886,870)

Change in Net Assets from C Shares	—	—	(4,342,030)	(5,988,743)	(2,002,901)	(2,759,036)

Change in Net Assets from Capital Transactions	$(80,568,430)	$(407,022,963)	$(314,847,587)	$(122,025,379)	$(175,832,011)	$(120,961,551)

Shares Transactions:
I Shares:
Issued	6,420,490	10,443,599	916,700	5,276,921	5,811,589	5,133,654
Issued — Merger	—	—	1,051,260	—	—	—
Reinvested	1,268,810	942,031	11,150	177,067	—	7,596
Redeemed	(13,983,334)	(42,008,904)	(23,728,020)	(13,560,711)	(20,795,612)	(16,273,190)

Change in I Shares	(6,294,034)	(30,623,274)	(21,748,910)	(8,106,723)	(14,984,023)	(11,131,940)

A Shares:
Issued	8,711	39,655	18,662	21,333	88,664	79,710
Issued — Merger	—	—	46,231	—	—	—
Reinvested	8,483	10,456	2,608	11,845	—	—
Redeemed	(131,926)	(192,954)	(284,094)	(360,955)	(587,259)	(799,220)

Change in A Shares	(114,732)	(142,843)	(216,593)	(327,777)	(498,595)	(719,510)

C Shares:
Issued	—	—	12,534	11,193	25,221	15,469
Reinvested	—	—	484	4,026	—	—
Redeemed	—	—	(345,129)	(490,107)	(240,228)	(354,484)

Change in C Shares	—	—	(332,111)	(474,888)	(215,007)	(339,015)

Change in Shares	(6,408,766)	(30,766,117)	(22,297,614)	(8,909,388)	(15,697,625)	(12,190,465)

See Notes to Financial Statements.

75

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Periods Indicated

	Large Cap Value Equity Fund		Mid-Cap Value Equity Fund		Select Large Cap Growth Stock Fund
	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11
Operations:
Net Investment Income (Loss)	$29,894,827	$18,533,121	$30,594,776	$11,212,321	$(245,626)	$(103,252)
Net Realized Gain (Loss)	(16,071,295)	221,241,701	(71,339,425)	251,955,150	15,888,479	14,706,491
Net Change in Unrealized Appreciation (Depreciation)	114,627,191	(41,725,373)	(24,071,656)	50,851,614	(15,058,416)	(779,365)

Change in Net Assets from Operations	128,450,723	198,049,449	(64,816,305)	314,019,085	584,437	13,823,874

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(26,417,003)	(17,587,600)	(24,420,905)	(10,296,537)	—	—
A Shares	(2,211,917)	(574,211)	(4,738,614)	(856,271)	—	—
C Shares	(102,279)	(85,269)	(209,525)	(20,910)	—	—
Net Realized Gains:
I Shares	—	—	(134,564,441)	(80,500,115)	(1,072,604)	—
A Shares	—	—	(34,877,118)	(8,996,749)	(17,670)	—
C Shares	—	—	(3,269,801)	(888,240)	(447,150)	—

Total Dividends and Distributions	(28,731,199)	(18,247,080)	(202,080,404)	(101,558,822)	(1,537,424)	—

Change in Net Assets from Capital Transactions	688,821,039	(74,690,034)	434,814,980	929,034,117	(47,318,677)	(47,588,628)

Change in Net Assets	788,540,563	105,112,335	167,918,271	1,141,494,380	(48,271,664)	(33,764,754)

Net Assets:
Beginning of Period	1,447,702,791	1,342,590,456	1,987,271,327	845,776,947	99,619,104	133,383,858

End of Period	$2,236,243,354	$1,447,702,791	$2,155,189,598	$1,987,271,327	$51,347,440	$99,619,104

Accumulated Net Investment Income (Loss), End of Period	$1,136,349	$287,184	$939,982	$478	$(64,435)	$11,095

See Notes to Financial Statements.

76

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Periods Indicated

	Large Cap Value Equity Fund		Mid-Cap Value Equity Fund		Select Large Cap Growth Stock Fund
	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11
Capital Transactions:
I Shares:
Proceeds from Shares Issued	$879,686,571	$321,185,385	$959,791,303	$1,150,808,147	$5,493,891	$8,000,956
Issued — Merger	—	—	18,547,460	—	—	—
Dividends Reinvested	19,627,732	10,946,289	135,070,674	63,978,272	859,924	—
Cost of Shares Redeemed	(347,454,062)	(442,428,785)	(920,320,239)	(493,907,359)	(51,071,793)	(52,663,974)

Change in Net Assets from I Shares	551,860,241	(110,297,111)	193,089,198	720,879,060	(44,717,978)	(44,663,018)

A Shares:
Proceeds from Shares Issued	171,860,902	48,296,096	421,347,757	219,913,988	81,352	354,189
Issued — Merger	—	—	5,590,801	—	—	—
Dividends Reinvested	2,178,699	553,742	38,636,252	9,545,196	17,670	—
Cost of Shares Redeemed	(35,196,794)	(9,797,187)	(245,373,665)	(37,698,704)	(35,232)	(24,962)

Change in Net Assets from A Shares	138,842,807	39,052,651	220,201,145	191,760,480	63,790	329,227

C Shares:
Proceeds from Shares Issued	1,371,194	1,178,002	20,487,726	16,860,059	105,263	114,336
Issued — Merger	—	—	3,865,760	—	—	—
Dividends Reinvested	95,112	80,522	2,918,706	775,814	406,292	—
Cost of Shares Redeemed	(3,348,315)	(4,704,098)	(5,747,555)	(1,241,296)	(3,176,044)	(3,369,173)

Change in Net Assets from C Shares	(1,882,009)	(3,445,574)	21,524,637	16,394,577	(2,664,489)	(3,254,837)

Change in Net Assets from Capital Transactions	$688,821,039	$(74,690,034)	$434,814,980	$929,034,117	$(47,318,677)	$(47,588,628)

Shares Transactions:
I Shares:
Issued	69,828,153	25,896,955	85,512,061	100,626,262	178,231	270,695
Issued — Merger	—	—	1,410,657	—	—	—
Reinvested	1,587,865	896,990	14,126,079	5,498,170	30,988	—
Redeemed	(27,326,887)	(36,725,407)	(84,002,281)	(43,346,685)	(1,670,169)	(1,898,162)

Change in I Shares	44,089,131	(9,931,462)	17,046,516	62,777,747	(1,460,950)	(1,627,467)

A Shares:
Issued	13,741,624	3,845,701	38,483,179	19,126,049	2,726	13,883
Issued — Merger	—	—	428,187	—	—	—
Reinvested	176,882	44,863	4,089,224	825,231	648	—
Redeemed	(2,820,367)	(818,021)	(23,508,479)	(3,274,127)	(1,223)	(989)

Change in A Shares	11,098,139	3,072,543	19,492,111	16,677,153	2,151	12,894

C Shares:
Issued	108,014	95,913	1,858,431	1,476,069	3,845	4,453
Issued — Merger	—	—	299,574	—	—	—
Reinvested	7,922	6,499	314,555	67,925	16,543	—
Redeemed	(269,169)	(413,293)	(538,556)	(111,922)	(113,852)	(132,511)

Change in C Shares	(153,233)	(310,881)	1,934,004	1,432,072	(93,464)	(128,058)

Change in Shares	55,034,037	(7,169,800)	38,472,631	80,886,972	(1,552,263)	(1,742,631)

See Notes to Financial Statements.

77

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Periods Indicated

	Small Cap Growth Stock Fund		Small Cap Value Equity Fund		Aggressive Growth Allocation Strategy
	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11 *
Operations:
Net Investment Income (Loss)	$(2,337,801)	$(3,140,169)	$9,989,332	$6,365,870	$225,879	$171,210
Net Realized Gain(a)	51,132,665	73,370,253	83,216,802	79,677,549	817,896	323,437
Net Change in Unrealized Appreciation (Depreciation)(a)	(58,542,582)	25,810,102	(67,407,464)	113,112,070	(969,411)	3,649,961

Change in Net Assets from Operations	(9,747,718)	96,040,186	25,798,670	199,155,489	74,364	4,144,608

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	—	—	(8,676,320)	(6,389,714)	(343,349)	(266,282)
A Shares	—	—	(766,570)	(244,969)	(55,256)	(39,933)
C Shares	—	—	(54,101)	(17,826)	(7,756)	(8,536)
Net Realized Gains:
I Shares	—	—	(51,278,812)	—	—	—
A Shares	—	—	(6,993,709)	—	—	—
C Shares	—	—	(1,734,291)	—	—	—

Total Dividends and Distributions	—	—	(69,503,803)	(6,652,509)	(406,361)	(314,751)

Change in Net Assets from Capital Transactions	(134,668,157)	(45,061,269)	282,560,720	297,024,427	(3,120,637)	(4,348,808)

Change in Net Assets	(144,415,875)	50,978,917	238,855,587	489,527,407	(3,452,634)	(518,951)

Net Assets:
Beginning of Period	430,270,108	379,291,191	1,137,444,140	647,916,733	28,238,206	28,757,157

End of Period	$285,854,233	$430,270,108	$1,376,299,727	$1,137,444,140	$24,785,572	$28,238,206

Accumulated Net Investment Income (Loss), End of Period	$(413,414)	$69,654	$529,817	$(9,385)	$16,945	$18,423

*	Effective close of business on July 16, 2010, B Shares converted into A Shares for the Aggressive Growth Allocation Strategy and the Fund’s B Shares were no longer offered.

(a)	Net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments for the Allocation Strategies are primarily attributable to the underlying investments in affiliated investment companies.

See Notes to Financial Statements.

78

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Periods Indicated

	Small Cap Growth Stock Fund		Small Cap Value Equity Fund		Aggressive Growth Allocation Strategy
	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11 *
Capital Transactions:
I Shares:
Proceeds from Shares Issued	$112,609,048	$104,321,223	$502,225,850	$410,951,559	$6,050,805	$5,957,157
Dividends Reinvested	—	—	57,746,278	5,957,114	332,307	261,368
Cost of Shares Redeemed	(243,856,993)	(145,942,149)	(354,015,396)	(202,512,836)	(9,645,702)	(9,074,496)

Change in Net Assets from I Shares	(131,247,945)	(41,620,926)	205,956,732	214,395,837	(3,262,590)	(2,855,971)

A Shares:
Proceeds from Shares Issued	696,531	578,834	88,266,630	84,054,865	1,123,365	2,196,173
Dividends Reinvested	—	—	7,388,778	216,783	52,911	36,162
Cost of Shares Redeemed	(2,724,957)	(2,727,659)	(26,759,201)	(10,902,228)	(805,786)	(830,194)

Change in Net Assets from A Shares	(2,028,426)	(2,148,825)	68,896,207	73,369,420	370,490	1,402,141

B Shares:
Proceeds from Shares Issued	—	—	—	—	—	—
Dividends Reinvested	—	—	—	—	—	—
Cost of Shares Redeemed	—	—	—	—	—	(2,232,677)

Change in Net Assets from B Shares	—	—	—	—	—	(2,232,677)

C Shares:
Proceeds from Shares Issued	462,006	538,625	11,163,851	12,211,739	32,250	82,396
Dividends Reinvested	—	—	1,616,134	16,432	7,268	8,380
Cost of Shares Redeemed	(1,853,792)	(1,830,143)	(5,072,204)	(2,969,001)	(268,055)	(753,077)

Change in Net Assets from C Shares	(1,391,786)	(1,291,518)	7,707,781	9,259,170	(228,537)	(662,301)

Change in Net Assets from Capital Transactions	$(134,668,157)	$(45,061,269)	$282,560,720	$297,024,427	$(3,120,637)	$(4,348,808)

Shares Transactions:
I Shares:
Issued	6,885,739	7,313,267	37,845,538	32,034,407	775,231	775,638
Reinvested	—	—	4,784,661	467,939	45,062	32,982
Redeemed	(15,121,362)	(10,476,015)	(26,796,563)	(15,691,201)	(1,212,010)	(1,188,744)

Change in I Shares	(8,235,623)	(3,162,748)	15,833,636	16,811,145	(391,717)	(380,124)

A Shares:
Issued	46,254	46,727	6,644,955	6,491,108	139,029	322,416
Reinvested	—	—	624,588	17,069	7,235	4,542
Redeemed	(182,012)	(205,317)	(2,029,258)	(832,159)	(102,089)	(110,866)

Change in A Shares	(135,758)	(158,590)	5,240,285	5,676,018	44,175	216,092

B Shares:
Issued	—	—	—	—	—	—
Reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	(336,452)

Change in B Shares	—	—	—	—	—	(336,452)

C Shares:
Issued	36,444	45,775	867,408	998,559	4,171	10,899
Reinvested	—	—	143,037	1,371	1,016	1,068
Redeemed	(139,651)	(161,942)	(405,163)	(247,356)	(33,429)	(98,473)

Change in C Shares	(103,207)	(116,167)	605,282	752,574	(28,242)	(86,506)

Change in Shares	(8,474,588)	(3,437,505)	21,679,203	23,239,737	(375,784)	(586,990)

*	Effective close of business on July 16, 2010, B Shares converted into A Shares for the Aggressive Growth Allocation Strategy and the Fund’s B Shares were no longer offered.

See Notes to Financial Statements.

79

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Periods Indicated

	Conservative Allocation Strategy		Growth Allocation Strategy		Moderate Allocation Strategy
	04/01/11- 03/31/12	04/01/10- 03/31/11*	04/01/11- 03/31/12	04/01/10- 03/31/11*	04/01/11- 03/31/12	04/01/10- 03/31/11*
Operations:
Net Investment Income	$723,326	$432,004	$953,611	$910,077	$2,803,134	$2,810,505
Net Realized Gain(a)	1,230,143	597,512	2,801,141	1,522,560	5,801,325	4,179,367
Net Change in Unrealized Appreciation (Depreciation)(a)	820,083	750,671	(1,708,870)	6,158,752	(1,699,827)	9,094,035

Change in Net Assets from Operations	2,773,552	1,780,187	2,045,882	8,591,389	6,904,632	16,083,907

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(490,584)	(331,164)	(1,157,474)	(1,279,706)	(3,317,278)	(4,166,107)
A Shares	(301,614)	(243,950)	(193,469)	(201,741)	(387,451)	(388,692)
B Shares	—	(12,153)	—	(11,333)	—	(27,414)
C Shares	(190,595)	(184,958)	(34,327)	(42,171)	(248,498)	(360,920)
Net Realized Gains:
I Shares	(173,316)	(4,755)	—	—	(194,113)	—
A Shares	(114,739)	(4,425)	—	—	(25,588)	—
C Shares	(102,235)	(3,775)	—	—	(23,095)	—

Total Dividends and Distributions	(1,373,083)	(785,180)	(1,385,270)	(1,534,951)	(4,196,023)	(4,943,133)

Change in Net Assets from Capital Transactions	28,380,350	11,570,747	972,762	(7,783,632)	13,594,481	(13,519,462)

Change in Net Assets	29,780,819	12,565,754	1,633,374	(727,194)	16,303,090	(2,378,688)

Net Assets:
Beginning of Period	28,573,149	16,007,395	69,329,501	70,056,695	152,471,890	154,850,578

End of Period	$58,353,968	$28,573,149	$70,962,875	$69,329,501	$168,774,980	$152,471,890

Accumulated Net Investment Income (Loss), End of Period	$139,542	$47,881	$91,146	$55,285	$212,972	$218,238

*	Effective close of business on July 16, 2010, B Shares converted into A Shares for the Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy and those Funds’ B Shares were no longer offered.

(a)	Net realized gain (loss) from investment transactions and net change in unrealized appreciation (depreciation) on investments for the Allocation Strategies are primarily attributable to the underlying investments in affiliated investment companies.

See Notes to Financial Statements.

80

STATEMENTS OF CHANGES IN NET ASSETS  (concluded)

RIDGEWORTH FUNDS    For the Periods Indicated

	Conservative Allocation Strategy		Growth Allocation Strategy		Moderate Allocation Strategy
	04/01/11- 03/31/12	04/01/10- 03/31/11*	04/01/11- 03/31/12	04/01/10- 03/31/11*	04/01/11- 03/31/12	04/01/10- 03/31/11*
Capital Transactions:
I Shares:
Proceeds from Shares Issued	$17,650,865	$8,309,437	$17,146,643	$11,514,340	$38,576,165	$29,228,904
Dividends Reinvested	480,880	276,413	1,156,952	1,271,479	3,435,555	4,072,231
Cost of Shares Redeemed	(9,940,112)	(2,379,050)	(17,156,100)	(17,519,111)	(33,442,177)	(44,547,348)

Change in Net Assets from I Shares	8,191,633	6,206,800	1,147,495	(4,733,292)	8,569,543	(11,246,213)

A Shares:
Proceeds from Shares Issued	18,713,370	5,816,862	2,051,893	8,473,784	8,378,039	7,203,672
Dividends Reinvested	383,291	204,083	183,884	191,261	386,242	361,161
Cost of Shares Redeemed	(3,788,403)	(1,147,906)	(2,141,808)	(2,938,875)	(3,275,586)	(2,975,593)

Change in Net Assets from A Shares	15,308,258	4,873,039	93,969	5,726,170	5,488,695	4,589,240

B Shares:
Dividends Reinvested	—	11,418	—	11,009	—	26,517
Cost of Shares Redeemed	—	(2,247,406)	—	(8,305,688)	—	(5,601,994)

Change in Net Assets from B Shares	—	(2,235,988)	—	(8,294,679)	—	(5,575,477)

C Shares:
Proceeds from Shares Issued	6,296,542	3,439,252	222,213	157,486	1,498,055	1,014,384
Dividends Reinvested	202,612	110,669	33,212	39,983	251,332	340,887
Cost of Shares Redeemed	(1,618,695)	(823,025)	(524,127)	(679,300)	(2,213,144)	(2,642,283)

Change in Net Assets from C Shares	4,880,459	2,726,896	(268,702)	(481,831)	(463,757)	(1,287,012)

Change in Net Assets from Capital Transactions	$28,380,350	$11,570,747	$972,762	$(7,783,632)	$13,594,481	$(13,519,462)

Shares Transactions:
I Shares:
Issued	1,479,451	699,638	1,698,468	1,194,841	3,726,374	2,911,964
Reinvested	41,087	23,578	119,766	128,809	341,449	404,786
Redeemed	(829,810)	(202,577)	(1,695,316)	(1,804,108)	(3,265,148)	(4,433,072)

Change in I Shares	690,728	520,639	122,918	(480,458)	802,675	(1,116,322)

A Shares:
Issued	1,571,627	501,233	202,080	940,794	812,948	747,072
Reinvested	32,743	17,389	19,155	19,268	38,473	35,409
Redeemed	(314,989)	(97,316)	(214,430)	(305,154)	(318,697)	(297,347)

Change in A Shares	1,289,381	421,306	6,805	654,908	532,724	485,134

B Shares:
Reinvested	—	1,000	—	1,169	—	2,765
Redeemed	—	(198,101)	—	(930,026)	—	(594,894)

Change in B Shares	—	(197,101)	—	(928,857)	—	(592,129)

C Shares:
Issued	530,270	295,340	21,820	16,230	145,884	101,947
Reinvested	17,513	9,502	3,521	4,069	25,304	34,087
Redeemed	(135,393)	(70,224)	(53,175)	(70,991)	(214,543)	(265,912)

Change in C Shares	412,390	234,618	(27,834)	(50,692)	(43,355)	(129,878)

Change in Shares	2,392,499	979,462	101,889	(805,099)	1,292,044	(1,353,195)

*	Effective close of business on July 16, 2010, B Shares converted into A Shares for the Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy and those Funds’ B Shares were no longer offered.

See Notes to Financial Statements.

81

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Investments	Investments		Investments	Investments	Investments	Investments	Investments	Investments	Investments		Investments	Investments	Investments	Investments	Investments	Investments
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total From Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period		Total Return(a)	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Portfolio Turnover Rate
Aggressive Growth Stock Fund
I Shares
Year Ended March 31, 2012	$16.45	$(0.15	)(b)	$(0.36)	$(0.51)	$—	$—	$—	$—	$15.94		(3.16)%	$88,132	1.22%	(0.98)%	1.22%	30%
Year Ended March 31, 2011	12.86	(0.12	)(b)	3.71	3.59	—	—	—	—	16.45	(c)	27.99	134,643	1.19	(0.89)	1.19	53
Year Ended March 31, 2010	7.73	(0.08	)(b)	5.21	5.13	—	—	—	—	12.86		66.36	108,754	1.21	(0.77)	1.21	27
Year Ended March 31, 2009	12.03	(0.09)		(3.99)	(4.08)	—	—	(0.22)	(0.22)	7.73		(33.89)	152,030	1.16	(0.72)	1.16	27
Year Ended March 31, 2008	12.64	(0.09	)(b)	(0.11)	(0.20)	—	—	(0.41)	(0.41)	12.03		(2.12)	306,709	1.16	(0.70)	1.16	59
A Shares
Year Ended March 31, 2012	16.10	(0.18	)(b)	(0.38)	(0.56)	—	—	—	—	15.54		(3.48)	3,803	1.53	(1.28)	1.53	30
Year Ended March 31, 2011	12.62	(0.16	)(b)	3.64	3.48	—	—	—	—	16.10		27.58	3,519	1.49	(1.19)	1.49	53
Year Ended March 31, 2010	7.61	(0.13	)(b)	5.14	5.01	—	—	—	—	12.62		65.83	2,502	1.52	(1.12)	1.52	27
Year Ended March 31, 2009	11.88	(0.12)		(3.93)	(4.05)	—	—	(0.22)	(0.22)	7.61		(34.06)	416	1.46	(1.01)	1.46	27
Year Ended March 31, 2008	12.53	(0.13	)(b)	(0.11)	(0.24)	—	—	(0.41)	(0.41)	11.88		(2.46)	893	1.46	(0.99)	1.46	59
Emerging Growth Stock Fund†
I Shares
Year Ended March 31, 2012	16.46	(0.14	)(b)	(2.33)	(2.47)	—	—	—	—	13.99		(15.01)	9,216	1.24	(0.97)	1.45	111
Year Ended March 31, 2011	11.23	(0.14	)(b)	5.37	5.23	—	—	—	—	16.46		46.57	26,439	1.23	(1.12)	1.44	133
Year Ended March 31, 2010	6.43	(0.07	)(b)	4.87	4.80	—	—	—	—	11.23		74.65	19,793	1.20	(0.82)	1.24	87
Year Ended March 31, 2009	11.08	(0.06	)(b)	(4.33)	(4.39)	—	—	(0.26)	(0.26)	6.43		(39.58)	66,005	1.17	(0.68)	1.17	71
Year Ended March 31, 2008	12.97	(0.10	)(b)	(0.41)	(0.51)	—	—	(1.38)	(1.38)	11.08		(6.29)	116,703	1.17	(0.71)	1.17	117
A Shares
Year Ended March 31, 2012	16.07	(0.16	)(b)	(2.29)	(2.45)	—	—	—	—	13.62		(15.25)	3,386	1.54	(1.21)	1.84	111
Year Ended March 31, 2011	10.99	(0.18	)(b)	5.26	5.08	—	—	—	—	16.07		46.22	1,846	1.54	(1.43)	1.74	133
Year Ended March 31, 2010	6.31	(0.11	)(b)	4.79	4.68	—	—	—	—	10.99		74.17	563	1.52	(1.20)	1.64	87
Year Ended March 31, 2009	10.92	(0.09	)(b)	(4.26)	(4.35)	—	—	(0.26)	(0.26)	6.31		(39.80)	150	1.47	(1.00)	1.47	71
Year Ended March 31, 2008	12.83	(0.14	)(b)	(0.39)	(0.53)	—	—	(1.38)	(1.38)	10.92		(6.52)	632	1.47	(1.01)	1.47	117
International Equity Fund
I Shares
Year Ended March 31, 2012	11.62	0.25	(b)	(0.90)	(0.65)	(0.23)	—	—	(0.23)	10.74		(5.24)	261,561	1.29	2.33	1.29	78
Year Ended March 31, 2011	10.71	0.16	(b)	1.02	1.18	(0.27)	—	—	(0.27)	11.62		11.29	252,253	1.27	1.49	1.27	80
Year Ended March 31, 2010	6.38	0.11	(b)	4.28	4.39	(0.06)	—	—	(0.06)	10.71	(c)	68.80	273,819	1.25	1.17	1.30	95
Year Ended March 31, 2009	13.77	0.35		(7.28)	(6.93)	(0.25)	—	(0.21)	(0.46)	6.38		(50.68)	185,862	1.24	2.93	1.25	193
Year Ended March 31, 2008	16.83	0.34	(b)	(0.76)	(0.42)	(0.34)	—	(2.30)	(2.64)	13.77		(4.16)	1,089,572	1.21	2.06	1.21	141
A Shares
Year Ended March 31, 2012	11.49	0.21	(b)	(0.87)	(0.66)	(0.20)	—	—	(0.20)	10.63		(5.48)	5,500	1.59	2.02	1.59	78
Year Ended March 31, 2011	10.59	0.13	(b)	1.01	1.14	(0.24)	—	—	(0.24)	11.49		10.98	7,227	1.57	1.24	1.57	80
Year Ended March 31, 2010	6.32	0.09	(b)	4.22	4.31	(0.04)	—	—	(0.04)	10.59	(c)	68.22	8,104	1.55	0.68	1.59	95
Year Ended March 31, 2009	13.61	0.33		(7.21)	(6.88)	(0.20)	—	(0.21)	(0.41)	6.32		(50.84)	3,580	1.54	2.71	1.54	193
Year Ended March 31, 2008	16.67	0.28	(b)	(0.74)	(0.46)	(0.30)	—	(2.30)	(2.60)	13.61		(4.45)	12,288	1.51	1.70	1.51	141
International Equity Index Fund
I Shares
Year Ended March 31, 2012	13.52	0.38	(b)	(1.77)	(1.39)	(0.45)	—	—	(0.45)	11.68		(9.78)	339,763	0.72	3.15	0.72	31
Year Ended March 31, 2011	12.72	0.33	(b)	0.86	1.19	(0.39)	—	—	(0.39)	13.52		9.55	478,223	0.66	2.65	0.66	43
Year Ended March 31, 2010	8.75	0.34		4.03	4.37	(0.40)	—	—	(0.40)	12.72		49.93	839,582	0.64	2.46	0.64	36
Year Ended March 31, 2009	17.82	0.60		(9.05)	(8.45)	(0.62)	—	—	(0.62)	8.75		(47.89)	726,931	0.61	3.63	0.61	47
Year Ended March 31, 2008	18.64	0.53		(0.86)	(0.33)	(0.49)	—	—	(0.49)	17.82		(2.03)	958,514	0.59	2.74	0.59	13

See Notes to Financial Highlights and Notes to Financial Statements.

82

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total From Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital		Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Portfolio Turnover Rate
A Shares
Year Ended March 31, 2012	$13.40	$0.38	(b)	$(1.79)	$(1.41)	$(0.40)	$—		$—	$(0.40)	$11.59	(10.05)%	$2,529	1.02%	3.11%	1.02%	31%
Year Ended March 31, 2011	12.61	0.28	(b)	0.86	1.14	(0.35)	—		—	(0.35)	13.40	9.23	4,459	0.92	2.25	0.92	43
Year Ended March 31, 2010	8.69	0.25		4.05	4.30	(0.38)	—		—	(0.38)	12.61	49.46	5,998	0.94	1.72	0.94	36
Year Ended March 31, 2009	17.67	0.52		(8.93)	(8.41)	(0.57)	—		—	(0.57)	8.69	(48.04)	2,533	0.91	3.48	0.91	47
Year Ended March 31, 2008	18.49	0.46		(0.84)	(0.38)	(0.44)	—		—	(0.44)	17.67	(2.29)	6,052	0.89	2.40	0.89	13
Large Cap Core Growth Stock Fund
I Shares
Year Ended March 31, 2012	14.28	0.06	(b)	0.51 (d)	0.57	(0.05)	—		—	(0.05)	14.80	4.05	38,808	1.02	0.41	1.02	85
Year Ended March 31, 2011	13.01	0.15	(b)	1.28	1.43	(0.16)	—		—	(0.16)	14.28	11.08	348,113	0.93	1.15	0.93	136
Year Ended March 31, 2010	8.98	0.12		4.03	4.15	(0.12)	—		—	(0.12)	13.01	46.42	422,673	0.83	1.04	0.92	81
Year Ended March 31, 2009	14.25	0.19		(5.28)	(5.09)	(0.18)	—		—	(0.18)	8.98	(35.88)	361,038	0.87	1.35	0.88	89
Year Ended March 31, 2008	17.79	0.21		(1.81)	(1.60)	(0.21)	—	(e)	(1.73)	(1.94)	14.25	(10.32)	1,239,965	0.86	1.23	0.86	78
A Shares
Year Ended March 31, 2012	14.43	0.02	(b)	0.51 (d)	0.53	(0.03)	—		—	(0.03)	14.93	3.71	16,301	1.32	0.14	1.32	85
Year Ended March 31, 2011	13.15	0.12	(b)	1.28	1.40	(0.12)	—		—	(0.12)	14.43	10.77	18,880	1.18	0.89	1.18	136
Year Ended March 31, 2010	9.08	0.09		4.08	4.17	(0.10)	—		—	(0.10)	13.15	46.11	21,511	1.08	0.79	1.17	81
Year Ended March 31, 2009	14.40	0.14		(5.31)	(5.17)	(0.15)	—		—	(0.15)	9.08	(36.02)	17,254	1.12	1.13	1.12	89
Year Ended March 31, 2008	17.97	0.17		(1.84)	(1.67)	(0.17)	—	(e)	(1.73)	(1.90)	14.40	(10.60)	35,341	1.11	0.97	1.11	78
C Shares
Year Ended March 31, 2012	14.00	(0.08	)(b)	0.49 (d)	0.41	— (e)	—		—	— (e)	14.41	2.96	18,044	2.07	(0.62)	2.07	85
Year Ended March 31, 2011	12.76	0.02	(b)	1.25	1.27	(0.03)	—		—	(0.03)	14.00	9.99	22,185	1.93	0.13	1.93	136
Year Ended March 31, 2010	8.84	—		3.97	3.97	(0.05)	—		—	(0.05)	12.76	44.99	26,275	1.83	0.04	1.92	81
Year Ended March 31, 2009	14.03	0.05		(5.17)	(5.12)	(0.07)	—		—	(0.07)	8.84	(36.51)	21,571	1.87	0.38	1.87	89
Year Ended March 31, 2008	17.56	0.04		(1.79)	(1.75)	(0.05)	—	(e)	(1.73)	(1.78)	14.03	(11.27)	46,342	1.86	0.23	1.86	78
Large Cap Growth Stock Fund
I Shares
Year Ended March 31, 2012	11.55	(0.02	)(b)	1.42	1.40	—	—		—	—	12.95	12.12	261,090	1.07	(0.17)	1.07	19
Year Ended March 31, 2011	9.59	0.01	(b)	1.95	1.96	— (e)	—		—	—	11.55	20.48	406,017	1.04	0.06	1.06	30
Year Ended March 31, 2010	6.57	0.01		3.02	3.03	(0.01)	—		—	(0.01)	9.59	46.20	443,918	0.99	0.19	1.04	62
Year Ended March 31, 2009	9.95	0.04		(3.33)	(3.29)	(0.04)	—		(0.05)	(0.09)	6.57	(33.16)	439,356	0.99	0.54	1.03	85
Year Ended March 31, 2008	12.86	0.05		0.49	0.54	(0.05)	—		(3.40)	(3.45)	9.95	0.92	633,291	1.00	0.45	1.01	109
A Shares
Year Ended March 31, 2012	10.70	(0.05	)(b)	1.31	1.26	—	—		—	—	11.96	11.78	45,854	1.37	(0.45)	1.37	19
Year Ended March 31, 2011	8.91	(0.02	)(b)	1.81	1.79	—	—		—	—	10.70	20.09	46,358	1.34	(0.24)	1.36	30
Year Ended March 31, 2010	6.11	(0.01)		2.81	2.80	—	—		—	—	8.91	45.90	44,994	1.29	(0.11)	1.34	62
Year Ended March 31, 2009	9.27	0.02		(3.11)	(3.09)	(0.02)	—		(0.05)	(0.07)	6.11	(33.40)	35,431	1.30	0.19	1.33	85
Year Ended March 31, 2008	12.19	0.02		0.49	0.51	(0.03)	—		(3.40)	(3.43)	9.27	0.68	66,115	1.30	0.16	1.31	109
C Shares
Year Ended March 31, 2012	9.48	(0.11	)(b)	1.15	1.04	—	—		—	—	10.52	10.97	17,363	2.07	(1.15)	2.07	19
Year Ended March 31, 2011	7.94	(0.08	)(b)	1.62	1.54	—	—		—	—	9.48	19.40	17,680	2.04	(0.94)	2.06	30
Year Ended March 31, 2010	5.49	(0.06)		2.51	2.45	—	—		—	—	7.94	44.63	17,516	1.99	(0.81)	2.04	62
Year Ended March 31, 2009	8.37	(0.04)		(2.78)	(2.82)	(0.01)	—		(0.05)	(0.06)	5.49	(33.77)	14,046	2.00	(0.52)	2.03	85
Year Ended March 31, 2008	11.36	(0.06)		0.48	0.42	(0.01)	—		(3.40)	(3.41)	8.37	(0.08)	27,949	2.00	(0.54)	2.01	109

See Notes to Financial Highlights and Notes to Financial Statements.

83

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total From Operations	Dividends from Net Investment Income		Distributions from Tax Return of Capital		Distributions from Realized Capital Gains		Total Dividends and Distributions		Net Asset Value, End of Period	Total Return(a)	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Portfolio Turnover Rate
Large Cap Value Equity Fund
I Shares
Year Ended March 31, 2012	$13.47	$0.22	(b)	$0.28	$0.50	$(0.20)		$—		$—		$(0.20)		$13.77	3.92%	$1,985,434	0.82%	1.74%	0.82%	110%
Year Ended March 31, 2011	11.71	0.18	(b)	1.75	1.93	(0.17)		—		—		(0.17)		13.47	16.69	1,348,969	0.83	1.48	0.83	134
Year Ended March 31, 2010	7.99	0.17		3.72	3.89	(0.17)		—		—		(0.17)		11.71	49.03	1,288,962	0.81	1.67	0.82	105
Year Ended March 31, 2009	12.35	0.25		(4.36)	(4.11)	(0.25)		—		—		(0.25)		7.99	(33.65)	998,608	0.82	2.50	0.82	114
Year Ended March 31, 2008	15.13	0.28		(1.16)	(0.88)	(0.28)		—		(1.62)		(1.90)		12.35	(7.07)	898,491	0.83	1.93	0.83	116
A Shares
Year Ended March 31, 2012	13.41	0.19	(b)	0.27	0.46	(0.17)		—		—		(0.17)		13.70	3.58	233,782	1.12	1.50	1.12	110
Year Ended March 31, 2011	11.66	0.15	(b)	1.74	1.89	(0.14)		—		—		(0.14)		13.41	16.37	80,048	1.13	1.20	1.13	134
Year Ended March 31, 2010	7.96	0.14		3.71	3.85	(0.15)		—		—		(0.15)		11.66	48.59	33,805	1.11	1.37	1.12	105
Year Ended March 31, 2009	12.30	0.24		(4.36)	(4.12)	(0.22)		—		—		(0.22)		7.96	(33.83)	24,385	1.12	2.17	1.12	114
Year Ended March 31, 2008	15.08	0.24		(1.16)	(0.92)	(0.24)		—		(1.62)		(1.86)		12.30	(7.37)	47,400	1.13	1.63	1.13	116
C Shares
Year Ended March 31, 2012	13.21	0.08	(b)	0.29	0.37	(0.08)		—		—		(0.08)		13.50	2.86	17,027	1.82	0.68	1.82	110
Year Ended March 31, 2011	11.49	0.06	(b)	1.72	1.78	(0.06)		—		—		(0.06)		13.21	15.53	18,686	1.83	0.48	1.83	134
Year Ended March 31, 2010	7.87	0.07		3.65	3.72	(0.10)		—		—		(0.10)		11.49	47.43	19,823	1.81	0.67	1.82	105
Year Ended March 31, 2009	12.16	0.16		(4.31)	(4.15)	(0.14)		—		—		(0.14)		7.87	(34.28)	15,410	1.82	1.46	1.82	114
Year Ended March 31, 2008	14.92	0.14		(1.14)	(1.00)	(0.14)		—		(1.62)		(1.76)		12.16	(7.93)	29,329	1.83	0.92	1.83	116
Mid-Cap Value Equity Fund
I Shares
Year Ended March 31, 2012	12.70	0.17	(b)	(0.66)	(0.49)	(0.17)		—		(0.97)		(1.14)		11.07	(2.33)	1,679,244	1.04	1.56	1.04	182
Year Ended March 31, 2011	11.17	0.10	(b)	2.26	2.36	(0.09)		—		(0.74)		(0.83)		12.70	21.89	1,710,610	1.04	0.91	1.04	170
Year Ended March 31, 2010	6.45	0.11		4.73	4.84	(0.12)		—		—		(0.12)		11.17	75.36	803,168	1.03	1.11	1.04	195
Year Ended March 31, 2009	9.58	0.14	(b)	(3.13)	(2.99)	(0.14)		—		—		(0.14)		6.45	(31.46)	231,035	1.07	1.76	1.07	213
Year Ended March 31, 2008	13.02	0.19	(b)	(1.18)	(0.99)	(0.18	)(f)	—		(2.27	)(f)	(2.45	)(f)	9.58	(9.75)	257,978	1.06	1.52	1.06	221
A Shares
Year Ended March 31, 2012	12.62	0.15	(b)	(0.67)	(0.52)	(0.14)		—		(0.97)		(1.11)		10.99	(2.63)	433,674	1.34	1.40	1.34	182
Year Ended March 31, 2011	11.11	0.08	(b)	2.24	2.32	(0.07)		—		(0.74)		(0.81)		12.62	21.55	252,165	1.35	0.70	1.35	170
Year Ended March 31, 2010	6.42	0.09		4.70	4.79	(0.10)		—		—		(0.10)		11.11	74.87	36,756	1.32	0.70	1.34	195
Year Ended March 31, 2009	9.53	0.12	(b)	(3.12)	(3.00)	(0.11)		—		—		(0.11)		6.42	(31.64)	2,912	1.37	1.36	1.37	213
Year Ended March 31, 2008	12.97	0.12	(b)	(1.14)	(1.02)	(0.15	)(f)	—		(2.27	)(f)	(2.42	)(f)	9.53	(10.03)	7,774	1.36	1.04	1.36	221
C Shares
Year Ended March 31, 2012	12.48	0.07	(b)	(0.66)	(0.59)	(0.07)		—		(0.97)		(1.04)		10.85	(3.32)	42,272	2.04	0.65	2.04	182
Year Ended March 31, 2011	11.02	—	(b)	2.21	2.21	(0.01)		—		(0.74)		(0.75)		12.48	20.71	24,496	2.04	(0.04)	2.04	170
Year Ended March 31, 2010	6.38	0.02		4.67	4.69	(0.05)		—		—		(0.05)		11.02	73.71	5,853	2.03	0.13	2.04	195
Year Ended March 31, 2009	9.47	0.06	(b)	(3.10)	(3.04)	(0.05)		—		—		(0.05)		6.38	(32.09)	1,949	2.07	0.72	2.07	213
Year Ended March 31, 2008	12.91	0.07	(b)	(1.18)	(1.11)	(0.06	)(f)	—		(2.27	)(f)	(2.33	)(f)	9.47	(10.72)	4,049	2.06	0.57	2.06	221
Select Large Cap Growth Stock Fund
I Shares
Year Ended March 31, 2012	32.51	(0.04	)(b)	2.24	2.20	—		—		(0.82)		(0.82)		33.89	7.31	34,499	1.05	(0.13)	1.05	66
Year Ended March 31, 2011	27.79	0.02	(b)	4.70	4.72	—		—		—		—		32.51	16.98	80,589	0.99	0.07	0.99	72
Year Ended March 31, 2010	19.74	0.04		8.03	8.07	(0.02)		—	(e)	—		(0.02)		27.79	40.93	114,100	0.96	0.18	0.96	65
Year Ended March 31, 2009	28.32	0.09		(8.60)	(8.51)	(0.06)		(0.01)		—		(0.07)		19.74	(30.06)	95,540	0.95	0.45	0.96	65
Year Ended March 31, 2008	26.92	0.08	(b)	1.35	1.43	(0.03)		—		—		(0.03)		28.32	5.30	96,704	0.94	0.28	0.95	62

See Notes to Financial Highlights and Notes to Financial Statements.

84

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments		Total From Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Portfolio Turnover Rate
A Shares
Year Ended March 31, 2012	$32.04	$(0.13	)(b)	$2.19		$2.06	$—	$—	$(0.82)	$(0.82)	$33.28	6.98%	$796	1.36%	(0.43)%	1.36%	66%
Year Ended March 31, 2011	27.47	(0.06	)(b)	4.63		4.57	—	—	—	—	32.04	16.64	698	1.29	(0.21)	1.29	72
Year Ended March 31, 2010	19.54	(0.03)		7.97		7.94	(0.01)	— (e)	—	(0.01)	27.47	40.65	244	1.25	(0.10)	1.26	65
Year Ended March 31, 2009	28.06	0.02		(8.52)		(8.50)	(0.01)	(0.01)	—	(0.02)	19.54	(30.28)	175	1.25	0.04	1.25	65
Year Ended March 31, 2008	26.73	—	(b)	1.33		1.33	—	—	—	—	28.06	4.98	556	1.24	—	1.25	62
C Shares
Year Ended March 31, 2012	29.08	(0.31	)(b)	1.95		1.64	—	—	(0.82)	(0.82)	29.90	6.24	16,053	2.06	(1.13)	2.06	66
Year Ended March 31, 2011	25.10	(0.23	)(b)	4.21		3.98	—	—	—	—	29.08	15.86	18,332	1.99	(0.92)	1.99	72
Year Ended March 31, 2010	17.99	(0.19)		7.30		7.11	—	— (e)	—	—	25.10	39.52	19,040	1.96	(0.81)	1.96	65
Year Ended March 31, 2009	25.98	(0.14)		(7.85)		(7.99)	—	—	—	—	17.99	(30.75)	15,237	1.95	(0.59)	1.95	65
Year Ended March 31, 2008	24.93	(0.20	)(b)	1.25		1.05	—	—	—	—	25.98	4.21	26,596	1.95	(0.74)	1.95	62
Small Cap Growth Stock Fund
I Shares
Year Ended March 31, 2012	17.17	(0.10	)(b)	0.14	(d)	0.04	—	—	—	—	17.21	0.23	267,694	1.23	(0.62)	1.23	71
Year Ended March 31, 2011	13.32	(0.11	)(b)	3.96		3.85	—	—	—	—	17.17	28.90	408,399	1.23	(0.81)	1.23	112
Year Ended March 31, 2010	8.52	(0.09)		4.89		4.80	—	—	—	—	13.32	56.34	358,947	1.22	(0.76)	1.22	103
Year Ended March 31, 2009	13.53	(0.04)		(4.97)		(5.01)	—	—	—	—	8.52	(37.03)	273,548	1.21	(0.30)	1.21	157
Year Ended March 31, 2008	20.61	(0.11	)(b)	(0.33)		(0.44)	—	(0.11)	(6.53)	(6.64)	13.53	(7.09)	490,675	1.19	(0.57)	1.20	126
A Shares
Year Ended March 31, 2012	16.19	(0.14	)(b)	0.13	(d)	(0.01)	—	—	—	—	16.18	(0.06)	10,032	1.54	(0.91)	1.54	71
Year Ended March 31, 2011	12.59	(0.15	)(b)	3.75		3.60	—	—	—	—	16.19	28.59	12,235	1.53	(1.11)	1.53	112
Year Ended March 31, 2010	8.08	(0.12)		4.63		4.51	—	—	—	—	12.59	55.82	11,517	1.52	(1.06)	1.52	103
Year Ended March 31, 2009	12.88	(0.08)		(4.72)		(4.80)	—	—	—	—	8.08	(37.27)	8,294	1.51	(0.60)	1.51	157
Year Ended March 31, 2008	19.96	(0.16	)(b)	(0.28)		(0.44)	—	(0.11)	(6.53)	(6.64)	12.88	(7.33)	16,490	1.49	(0.87)	1.50	126
C Shares
Year Ended March 31, 2012	14.01	(0.21	)(b)	0.11	(d)	(0.10)	—	—	—	—	13.91	(0.71)	8,129	2.24	(1.61)	2.24	71
Year Ended March 31, 2011	10.98	(0.21	)(b)	3.24		3.03	—	—	—	—	14.01	27.60	9,636	2.23	(1.81)	2.23	112
Year Ended March 31, 2010	7.10	(0.17)		4.05		3.88	—	—	—	—	10.98	54.65	8,827	2.22	(1.76)	2.22	103
Year Ended March 31, 2009	11.38	(0.15)		(4.13)		(4.28)	—	—	—	—	7.10	(37.61)	6,567	2.21	(1.30)	2.21	157
Year Ended March 31, 2008	18.46	(0.27	)(b)	(0.17)		(0.44)	—	(0.11)	(6.53)	(6.64)	11.38	(7.98)	14,323	2.20	(1.57)	2.21	126
Small Cap Value Equity Fund
I Shares
Year Ended March 31, 2012	14.54	0.12	(b)	(0.07	)(d)	0.05	(0.12)	—	(0.67)	(0.79)	13.80	1.15	1,169,093	1.20	0.92	1.20	46
Year Ended March 31, 2011	11.76	0.10	(b)	2.79		2.89	(0.11)	—	—	(0.11)	14.54	24.68	1,002,005	1.21	0.82	1.21	72
Year Ended March 31, 2010	7.57	0.11		4.20		4.31	(0.12)	—	—	(0.12)	11.76	57.15	612,490	1.21	1.29	1.21	62
Year Ended March 31, 2009	11.17	0.16		(3.44)		(3.28)	(0.16)	—	(0.16)	(0.32)	7.57	(29.61)	316,142	1.21	1.61	1.22	71
Year Ended March 31, 2008	17.35	0.18		(1.65)		(1.47)	(0.17)	—	(4.54)	(4.71)	11.17	(11.23)	469,424	1.19	1.20	1.19	75
A Shares
Year Ended March 31, 2012	14.33	0.08	(b)	(0.08	)(d)	—	(0.08)	—	(0.67)	(0.75)	13.58	0.81	169,100	1.50	0.63	1.50	46
Year Ended March 31, 2011	11.59	0.06	(b)	2.75		2.81	(0.07)	—	—	(0.07)	14.33	24.38	103,365	1.52	0.48	1.52	72
Year Ended March 31, 2010	7.47	0.07		4.15		4.22	(0.10)	—	—	(0.10)	11.59	56.66	17,826	1.50	1.00	1.50	62
Year Ended March 31, 2009	11.03	0.13		(3.40)		(3.27)	(0.13)	—	(0.16)	(0.29)	7.47	(29.83)	2,243	1.49	1.34	1.50	71
Year Ended March 31, 2008	17.20	0.14		(1.63)		(1.49)	(0.14)	—	(4.54)	(4.68)	11.03	(11.48)	4,887	1.44	0.94	1.44	75

See Notes to Financial Highlights and Notes to Financial Statements.

85

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments		Total From Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital		Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Portfolio Turnover Rate
C Shares
Year Ended March 31, 2012	$13.76	$(0.01	)(b)	$(0.08	)(d)	$(0.09)	$(0.02)	$—		$(0.67)	$(0.69)	$12.98	0.12%	$38,107	2.20%	(0.08)%	2.20%	46%
Year Ended March 31, 2011	11.15	(0.02	)(b)	2.64		2.62	(0.01)	—		—	(0.01)	13.76	23.51	32,074	2.21	(0.18)	2.21	72
Year Ended March 31, 2010	7.20	0.02		3.97		3.99	(0.04)	—		—	(0.04)	11.15	55.48	17,601	2.21	0.30	2.21	62
Year Ended March 31, 2009	10.65	0.09		(3.28)		(3.19)	(0.10)	—		(0.16)	(0.26)	7.20	(30.14)	11,091	1.89	0.94	1.89	71
Year Ended March 31, 2008	16.76	0.14		(1.57)		(1.43)	(0.14)	—		(4.54)	(4.68)	10.65	(11.41)	22,243	1.44	0.94	1.45	75
Aggressive Growth Allocation Strategy(g)
I Shares
Year Ended March 31, 2012	8.57	0.08	(b)	(0.02)		0.06	(0.13)	—		—	(0.13)	8.50	0.89	18,993	0.20	0.98	0.45	55
Year Ended March 31, 2011	7.43	0.05	(b)	1.18		1.23	(0.09)	—		—	(0.09)	8.57	16.73	22,524	0.20	0.71	0.52	19
Year Ended March 31, 2010	5.06	0.10		2.36		2.46	(0.09)	—		—	(0.09)	7.43	48.74	22,335	—	1.41	0.33	23
Year Ended March 31, 2009	10.37	0.11		(3.68)		(3.57)	(0.13)	—	(e)	(1.61)	(1.74)	5.06	(35.39)	13,411	0.20	1.32	0.23	25
Year Ended March 31, 2008	13.00	0.14	(b)	(0.46)		(0.32)	(0.41)	—		(1.90)	(2.31)	10.37	(4.59)	28,514	0.19	1.04	0.20	46
A Shares
Year Ended March 31, 2012	8.52	0.05	(b)	(0.03)		0.02	(0.11)	—		—	(0.11)	8.43	0.42	4,982	0.50	0.61	0.75	55
Year Ended March 31, 2011	7.38	0.04	(b)	1.17		1.21	(0.07)	—		—	(0.07)	8.52	16.48	4,655	0.50	0.51	0.84	19
Year Ended March 31, 2010	5.04	0.07		2.34		2.41	(0.07)	—		—	(0.07)	7.38	48.02	2,438	—	1.03	0.63	23
Year Ended March 31, 2009	10.33	0.09		(3.66)		(3.57)	(0.11)	—	(e)	(1.61)	(1.72)	5.04	(35.50)	1,815	0.50	1.07	0.53	25
Year Ended March 31, 2008	12.97	0.13	(b)	(0.49)		(0.36)	(0.38)	—		(1.90)	(2.28)	10.33	(4.88)	3,067	0.49	0.94	0.50	46
C Shares
Year Ended March 31, 2012	8.39	(0.01	)(b)	(0.02)		(0.03)	(0.08)	—		—	(0.08)	8.28	(0.21)	811	1.20	(0.12)	1.45	55
Year Ended March 31, 2011	7.30	(0.02	)(b)	1.16		1.14	(0.05)	—		—	(0.05)	8.39	15.70	1,059	1.20	(0.33)	1.52	19
Year Ended March 31, 2010	5.00	0.03		2.32		2.35	(0.05)	—		—	(0.05)	7.30	47.14	1,554	—	0.37	1.33	23
Year Ended March 31, 2009	10.29	0.03		(3.65)		(3.62)	(0.06)	—	(e)	(1.61)	(1.67)	5.00	(36.04)	1,076	1.20	0.39	1.23	25
Year Ended March 31, 2008	12.98	0.04	(b)	(0.49)		(0.45)	(0.34)	—		(1.90)	(2.24)	10.29	(5.56)	1,767	1.19	0.27	1.21	46
Conservative Allocation Strategy(g)
I Shares
Year Ended March 31, 2012	12.07	0.27	(b)	0.38		0.65	(0.34)	—		(0.11)	(0.45)	12.27	5.61	21,585	0.20	2.24	0.40	28
Year Ended March 31, 2011	11.51	0.28	(b)	0.75		1.03	(0.46)	—		(0.01)	(0.47)	12.07	9.15	12,897	0.20	2.41	0.66	28
Year Ended March 31, 2010	9.81	0.27		1.72		1.99	(0.28)	—		(0.01)	(0.29)	11.51	20.51	6,310	0.20	2.61	0.53	29
Year Ended March 31, 2009	11.11	0.44		(1.10)		(0.66)	(0.50)	—		(0.14)	(0.64)	9.81	(6.06)	3,778	0.20	4.08	0.36	48
Year Ended March 31, 2008	11.37	0.44		(0.10)		0.34	(0.44)	—		(0.16)	(0.60)	11.11	3.02	5,177	0.18	3.98	0.30	47
A Shares
Year Ended March 31, 2012	12.06	0.22	(b)	0.39		0.61	(0.30)	—		(0.11)	(0.41)	12.26	5.32	24,322	0.50	1.83	0.70	28
Year Ended March 31, 2011	11.51	0.28	(b)	0.71		0.99	(0.43)	—		(0.01)	(0.44)	12.06	8.73	8,371	0.50	2.35	0.96	28
Year Ended March 31, 2010	9.81	0.23		1.74		1.97	(0.26)	—		(0.01)	(0.27)	11.51	20.25	3,137	0.50	2.27	0.89	29
Year Ended March 31, 2009	11.12	0.41		(1.11)		(0.70)	(0.47)	—		(0.14)	(0.61)	9.81	(6.42)	584	0.50	3.81	0.67	48
Year Ended March 31, 2008	11.38	0.44		(0.13)		0.31	(0.41)	—		(0.16)	(0.57)	11.12	2.75	663	0.49	3.63	0.61	47
C Shares
Year Ended March 31, 2012	11.99	0.15	(b)	0.38		0.53	(0.23)	—		(0.11)	(0.34)	12.18	4.56	12,447	1.20	1.27	1.40	28
Year Ended March 31, 2011	11.44	0.17	(b)	0.74		0.91	(0.35)	—		(0.01)	(0.36)	11.99	8.07	7,305	1.20	1.47	1.65	28
Year Ended March 31, 2010	9.77	0.16		1.71		1.87	(0.19)	—		(0.01)	(0.20)	11.44	19.29	4,294	1.20	1.61	1.52	29
Year Ended March 31, 2009	11.09	0.31		(1.08)		(0.77)	(0.41)	—		(0.14)	(0.55)	9.77	(7.08)	1,973	1.20	3.17	1.37	48
Year Ended March 31, 2008	11.37	0.34		(0.11)		0.23	(0.35)	—		(0.16)	(0.51)	11.09	2.03	840	1.18	2.94	1.31	47

See Notes to Financial Highlights and Notes to Financial Statements.

86

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total From Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Portfolio Turnover Rate
Growth Allocation Strategy(g)
I Shares
Year Ended March 31, 2012	$10.56	$0.15	(b)	$0.15	$0.30	$(0.22)	$—	$—	$(0.22)	$10.64	3.06%	$57,078	0.20%	1.53%	0.26%	49%
Year Ended March 31, 2011	9.52	0.14	(b)	1.13	1.27	(0.23)	—	—	(0.23)	10.56	13.58	55,332	0.20	1.44	0.31	25
Year Ended March 31, 2010	7.02	0.15		2.50	2.65	(0.15)	—	—	(0.15)	9.52	37.92	54,407	0.19	1.70	0.24	21
Year Ended March 31, 2009	11.31	0.23		(2.99)	(2.76)	(0.26)	—	(1.27)	(1.53)	7.02	(25.01)	40,472	0.20	2.41	0.21	28
Year Ended March 31, 2008	12.89	0.28		(0.44)	(0.16)	(0.45)	—	(0.97)	(1.42)	11.31	(2.16)	69,704	0.17	2.02	0.17	50
A Shares
Year Ended March 31, 2012	10.53	0.12	(b)	0.15	0.27	(0.19)	—	—	(0.19)	10.61	2.76	11,092	0.50	1.22	0.56	49
Year Ended March 31, 2011	9.48	0.13	(b)	1.12	1.25	(0.20)	—	—	(0.20)	10.53	13.35	10,934	0.50	1.35	0.61	25
Year Ended March 31, 2010	7.00	0.13		2.48	2.61	(0.13)	—	—	(0.13)	9.48	37.46	3,638	0.49	1.39	0.54	21
Year Ended March 31, 2009	11.28	0.20		(2.98)	(2.78)	(0.23)	—	(1.27)	(1.50)	7.00	(25.21)	2,776	0.49	2.07	0.50	28
Year Ended March 31, 2008	12.87	0.20		(0.40)	(0.20)	(0.42)	—	(0.97)	(1.39)	11.28	(2.47)	5,031	0.47	1.62	0.47	50
C Shares
Year Ended March 31, 2012	10.41	0.05	(b)	0.15	0.20	(0.13)	—	—	(0.13)	10.48	2.03	2,793	1.20	0.50	1.26	49
Year Ended March 31, 2011	9.38	0.04	(b)	1.12	1.16	(0.13)	—	—	(0.13)	10.41	12.50	3,063	1.20	0.43	1.31	25
Year Ended March 31, 2010	6.94	0.07		2.46	2.53	(0.09)	—	—	(0.09)	9.38	36.53	3,234	1.19	0.69	1.24	21
Year Ended March 31, 2009	11.22	0.14		(2.98)	(2.84)	(0.17)	—	(1.27)	(1.44)	6.94	(25.88)	2,844	1.19	1.37	1.20	28
Year Ended March 31, 2008	12.83	0.15		(0.44)	(0.29)	(0.35)	—	(0.97)	(1.32)	11.22	(3.14)	5,584	1.17	1.12	1.17	50
Moderate Allocation Strategy(g)
I Shares
Year Ended March 31, 2012	10.60	0.20	(b)	0.27	0.47	(0.28)	—	(0.02)	(0.30)	10.77	4.63	133,382	0.20	1.96	0.22	38
Year Ended March 31, 2011	9.84	0.20	(b)	0.90	1.10	(0.34)	—	—	(0.34)	10.60	11.45	122,804	0.20	2.00	0.23	33
Year Ended March 31, 2010	7.76	0.20		2.09	2.29	(0.21)	—	—	(0.21)	9.84	29.66	125,016	0.19	2.22	0.21	21
Year Ended March 31, 2009	10.38	0.29		(2.07)	(1.78)	(0.34)	—	(0.50)	(0.84)	7.76	(17.47)	103,606	0.20	3.11	0.21	31
Year Ended March 31, 2008	10.88	0.31		(0.25)	0.06	(0.39)	—	(0.17)	(0.56)	10.38	0.30	147,784	0.17	2.87	0.17	40
A Shares
Year Ended March 31, 2012	10.58	0.18	(b)	0.26	0.44	(0.25)	—	(0.02)	(0.27)	10.75	4.33	20,366	0.50	1.70	0.52	38
Year Ended March 31, 2011	9.82	0.18	(b)	0.89	1.07	(0.31)	—	—	(0.31)	10.58	11.11	14,416	0.50	1.79	0.53	33
Year Ended March 31, 2010	7.75	0.17		2.08	2.25	(0.18)	—	—	(0.18)	9.82	29.23	8,615	0.49	1.91	0.51	21
Year Ended March 31, 2009	10.37	0.25		(2.06)	(1.81)	(0.31)	—	(0.50)	(0.81)	7.75	(17.72)	5,845	0.50	2.81	0.51	31
Year Ended March 31, 2008	10.88	0.28		(0.25)	0.03	(0.37)	—	(0.17)	(0.54)	10.37	(0.02)	8,632	0.47	2.59	0.48	40
C Shares
Year Ended March 31, 2012	10.52	0.10	(b)	0.27	0.37	(0.18)	—	(0.02)	(0.20)	10.69	3.60	15,028	1.20	0.95	1.22	38
Year Ended March 31, 2011	9.77	0.09	(b)	0.90	0.99	(0.24)	—	—	(0.24)	10.52	10.29	15,252	1.20	0.95	1.23	33
Year Ended March 31, 2010	7.72	0.11		2.07	2.18	(0.13)	—	—	(0.13)	9.77	28.31	15,431	1.19	1.21	1.21	21
Year Ended March 31, 2009	10.34	0.20		(2.07)	(1.87)	(0.25)	—	(0.50)	(0.75)	7.72	(18.34)	12,405	1.20	2.08	1.20	31
Year Ended March 31, 2008	10.86	0.20		(0.25)	(0.05)	(0.30)	—	(0.17)	(0.47)	10.34	(0.66)	20,419	1.17	1.87	1.17	40

See Notes to Financial Highlights and Notes to Financial Statements.

87

NOTES TO FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS    March 31, 2012

(a)	Total return excludes sales charge.

(b)	Per share data calculated using average shares outstanding method.

(c)	Net Asset Value (“NAV”) varies from NAV reported to shareholders at period end as these financial statements are prepared inclusive of trade date adjustments.

(d)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statements of Operations for the year ended March 31, 2012, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(e)	Rounds to less than $0.01 per share.

(f)	Amended from prior Financial Highlights that included a $(0.05) tax return of capital in the “Dividends from Net Investment Income” column, and was footnoted, as such, in the Notes to Financial Highlights. It was subsequently determined that there was not a return of capital and that the $(0.05) distribution was from realized capital gains and, therefore, the Distributions from Realized Capital Gains has been revised to $(2.27) per share from $(2.22) per share.

(g)	The Fund and its shareholders indirectly bear a pro rata share of the fees and expenses incurred by the underlying funds in which the Fund is invested. The expense ratios do not include such expenses.

†	Effective close of business on April 27, 2012, the Fund merged into Aggressive Growth Stock Fund (See Notes to Financial Statements).

88

NOTES TO FINANCIAL STATEMENTS

RIDGEWORTH FUNDS    March 31, 2012

1.	Organization

The RidgeWorth Funds (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Aggressive Growth Stock Fund, Emerging Growth Stock Fund, International Equity Fund, International Equity Index Fund, Large Cap Core Growth Stock Fund, Large Cap Growth Stock Fund, Large Cap Value Equity Fund, Mid-Cap Value Equity Fund, Select Large Cap Growth Stock Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy (each, a “Fund” and collectively, the “Funds”).

The Aggressive Growth Stock Fund, Emerging Growth Stock Fund, International Equity Fund and International Equity Index Fund offer I Shares and A Shares. The Large Cap Core Growth Stock Fund, Large Cap Growth Stock Fund, Large Cap Value Equity Fund, Mid-Cap Value Equity Fund, Select Large Cap Growth Stock Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy offer I Shares, A Shares and C Shares.

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges, except with respect to the fees paid under the Distribution and Service plans, voting rights on matters affecting a single class of shares and sales charges. The A Shares of the Funds (except Conservative Allocation Strategy) have a maximum sales charge on purchases of 5.75% as a percentage of original purchase price. Conservative Allocation Strategy A Shares have a maximum sales charge on purchases of 4.75% as a percentage of original purchase price. Certain purchases of A Shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) of up to 0.75% if redeemed within two years of purchase. Prior to September 1, 2011, shareholders may have been subject to a deferred sales charge of 1.00% on the redemption of these A Shares within one year of purchase. Shareholders will continue to pay the 1.00% deferred sales charge if they redeem, within one year, qualifying A Shares purchased prior to September 1, 2011. The deferred sales charge may be waived from time to time for certain broker-dealers that waive payment of compensation to them. The C Shares have a maximum CDSC of 1.00% as a percentage of either the original purchase price or the next calculated price after the Funds receive a redemption request, whichever is less, if shares are redeemed within one year of purchase. There is no sales charge or CDSC on purchases or sales of I Shares.

The Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following are significant accounting policies consistently followed by the Funds and are in conformity with accounting principles generally accepted in the U.S. (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation — Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The prices are provided by independent pricing vendors approved by the Board of Trustees (the “Board”). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Fund calculates their net asset value, each of the Funds values these securities as determined in accordance with Pricing and Valuation Procedures approved by the Funds’ Board. The Funds’ Pricing and Valuation Procedures are performed and monitored by a Valuation Committee (the “Committee”) designated by the Board. Some of the more common reasons which may necessitate that a security be valued in accordance with Pricing and Valuation Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal

89

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RIDGEWORTH FUNDS    March 31, 2012

conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Pricing and Valuation Procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value and such securities are considered Level 2. Certain of the Funds hold securities or other assets that are denominated in a foreign currency. The Funds will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time) when valuing such assets. Using the Funds’ Pricing and Valuation Procedures, such securities may be considered Level 2 or Level 3 in the fair value hierarchy.

The assets of Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy (the “Allocation Strategies”) consist of investments in underlying funds, which are valued at their respective daily net asset values. Recognition of net investment income by the Allocation Strategies is affected by the timing of the declaration of dividends by the underlying funds in which the Allocation Strategies invest. Also, in addition to the Allocation Strategies direct expenses, shareholders bear a proportionate share of the underlying funds’ expenses.

The Funds, in accordance with GAAP, have adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs as of March 31, 2012 used in valuing the Funds’ assets and liabilities carried at fair value:

	Level 1 - Quoted Prices($)	Level 2 - Other Significant Observable Inputs($)	Level 3 - Significant Unobservable Inputs($)	Total($)
Aggressive Growth Stock Fund
Common Stocks [1]	92,507,087	—	—	92,507,087
Short-Term Investment	—	2,808,230	—	2,808,230

Total Investments	92,507,087	2,808,230	—	95,315,317

Emerging Growth Stock Fund †
Common Stocks [1]	12,376,044	—	—	12,376,044
Short-Term Investment	—	696,138	—	696,138
Money Market Fund	232,277	—	—	232,277

Total Investments	12,608,321	696,138	—	13,304,459

International Equity Fund
Common Stocks [1]	256,599,453	—	—	256,599,453
Preferred Stocks [1]	5,641,831	—	—	5,641,831
Short-Term Investment	—	6,131,175	—	6,131,175
Money Market Fund	1,806,849	—	—	1,806,849

Total Investments	264,048,133	6,131,175	—	270,179,308

90

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

	Level 1 - Quoted Prices($)	Level 2 - Other Significant Observable Inputs($)	Level 3 - Significant Unobservable Inputs($)		Total($)
International Equity Index Fund
Common Stocks [1]	333,406,615	3,274,176	0	[2]	336,680,791
Preferred Stocks [1]	3,619,059	—	—		3,619,059
Rights-Foreign [1]	26,137	—	0	[2]	26,137
Exchange Traded Funds	501,432	—	—		501,432
Units	75,421	—	—		75,421
Short-Term Investment	—	7,390,760	—		7,390,760
Money Market Fund	406,750	—	—		406,750

Total Investments	338,035,414	10,664,936	0	[2]	348,700,350

Large Cap Core Growth Stock Fund
Common Stocks [1]	72,667,275	—	—		72,667,275
Money Market Fund	843,845	—	—		843,845

Total Investments	73,511,120	—	—		73,511,120

Large Cap Growth Stock Fund
Common Stocks [1]	314,955,682	—	—		314,955,682
Short-Term Investment	—	3,476,025	—		3,476,025
Money Market Fund	6,659,854	—	—		6,659,854

Total Investments	321,615,536	3,476,025	—		325,091,561

Large Cap Value Equity Fund
Common Stocks [1]	2,149,962,429	—	—		2,149,962,429
Short-Term Investment	—	16,840,375	—		16,840,375
Money Market Fund	81,095,514	—	—		81,095,514

Total Investments	2,231,057,943	16,840,375	—		2,247,898,318

Mid-Cap Value Equity Fund
Common Stocks [1]	2,073,571,574	—	—		2,073,571,574
Short-Term Investment	—	97,761,635	—		97,761,635
Money Market Fund	51,637,927	—	—		51,637,927

Total Investments	2,125,209,501	97,761,635	—		2,222,971,136

Select Large Cap Growth Stock Fund
Common Stocks [1]	49,957,609	—	—		49,957,609
Money Market Fund	1,384,665	—	—		1,384,665

Total Investments	51,342,274	—	—		51,342,274

Small Cap Growth Stock Fund
Common Stocks [1]	283,035,204	—	—		283,035,204
Short-Term Investment	—	39,901,721	—		39,901,721
Money Market Fund	3,066,273	—	—		3,066,273

Total Investments	286,101,477	39,901,721	—		326,003,198

Small Cap Value Equity Fund
Common Stocks [1]	1,356,888,955	—	—		1,356,888,955
Money Market Fund	28,332,114	—	—		28,332,114

Total Investments	1,385,221,069	—	—		1,385,221,069

Aggressive Growth Allocation Strategy
Equity Funds	18,998,048	—	—		18,998,048
Exchange Traded Funds	4,709,247	—	—		4,709,247
Money Market Fund	1,237,944	—	—		1,237,944

Total Investments	24,945,239	—	—		24,945,239

91

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

	Level 1 - Quoted Prices($)	Level 2 - Other Significant Observable Inputs($)	Level 3 - Significant Unobservable Inputs($)	Total($)
Conservative Allocation Strategy
Equity Funds	16,318,748	—	—	16,318,748
Fixed Income Funds	35,661,614	—	—	35,661,614
Exchange Traded Funds	5,128,100	—	—	5,128,100
Money Market Fund	1,385,438	—	—	1,385,438

Total Investments	58,493,900	—	—	58,493,900

Growth Allocation Strategy
Equity Funds	42,552,398	—	—	42,552,398
Fixed Income Funds	15,798,090	—	—	15,798,090
Exchange Traded Funds	11,316,118	—	—	11,316,118
Money Market Fund	1,370,780	—	—	1,370,780

Total Investments	71,037,386	—	—	71,037,386

Moderate Allocation Strategy
Equity Funds	73,848,464	—	—	73,848,464
Fixed Income Funds	70,512,319	—	—	70,512,319
Exchange Traded Funds	20,536,677	—	—	20,536,677
Money Market Fund	3,399,546	—	—	3,399,546

Total Investments	168,297,006	—	—	168,297,006

†	Effective close of business on April 27, 2012, the Fund merged into Aggressive Growth Stock Fund (See Note 9).

1	Please see the Schedules of Portfolio Investments for Sector or Country Classifications.

2	As of March 31, 2012, the securities designated as Level 3 were fair valued using significant unobservable inputs under procedures adopted by the Board. Such valuations were based on a review of inputs such as, but not limited to, similar securities, company specific financial information, and company specific news. For each of these securities there were no changes in the valuation techniques used since the March 31, 2011 annual report. The Level 3 securities comprised 0.0% of net assets of the Fund. As such, the Level 3 roll forward and change in unrealized appreciation (depreciation) of Level 3 securities held at year end have not been presented.

The Funds’ policy is to disclose significant transfers between Levels based on valuations at the end of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ Pricing and Valuation Procedures. This may result in movements between Level 1 and Level 2 throughout the period. There were no significant transfers between Levels 1 or 2 as of March 31, 2012, based on the valuation input levels assigned to securities on March 31, 2011 for the Funds.

(b) Security Transactions and Investment Income — Security transactions are accounted for on a trade date basis for financial reporting purposes. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the ability to realize interest accrued up to the date of default or credit event.

(c) Distributions to Shareholders — Distributions from net investment income for each of the Funds are declared quarterly to shareholders of record, and are paid quarterly, except for the International Equity Fund and the International Equity Index Fund, which are declared and paid annually. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of each of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Expenses and Share Class Accounting — Expenses that are directly related to a specific Fund are charged to that Fund. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets or another appropriate basis. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each share class. Fees relating to a specific class are charged directly to that share class.

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RIDGEWORTH FUNDS    March 31, 2012

(e) Foreign Currency Translation — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates, as of the close of regular trading on the New York Stock Exchange (“NYSE”) ( usually 4:00 p.m. Eastern Time), on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currencies.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and amount actually received.

(f) Derivative Instruments — Certain of the Funds may enter into derivative contracts for the purposes of pursuing their investment objectives, to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks. The Funds did not hold any derivative instruments during the year ended March 31, 2012, therefore no additional disclosures are required.

(g) Forward Foreign Currency Contracts — Certain of the Funds may enter into forward foreign currency contracts to offset foreign currency exchange rate risk on non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The Funds did not hold any forward foreign currency contracts during the year ended March 31, 2012.

(h) Securities Lending — Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of a Fund and the market value of securities purchased with cash collateral or (ii) 33.33% of the total market value of all securities of a Fund. No Fund will lend portfolio securities to its investment adviser, subadviser, or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission (“SEC”). Loans of portfolio securities are required to be fully collateralized by cash, letters of credit or U.S. government securities. The initial value of the collateral must be at least 102% of the market value of the securities loaned, if the securities loaned are U.S. securities (105% for non-U.S. securities); and maintained in an amount equal to at least 100% (103% for non-U.S. securities) thereafter. However, due to market fluctuations during the day, the value of securities loaned on a particular day may exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that a Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities. A fee will be obtained from the borrower if letters of credit or U.S. government securities are used as collateral.

The cash collateral received is aggregated in a joint account by the Funds, providing RidgeWorth Investments a pool of cash to invest in short-term investments that have a remaining maturity of 397 days or less. The Funds are joint participants with other series of the Trust that are not presented in this report. At March 31, 2012, the cash

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NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

collateral received by the Funds was pooled and invested in the following securities. Each of the Funds participating in securities lending at March 31, 2012, owned a pro-rata portion of the assets and liabilities listed below:

	Shares	Value
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.01%	100,017,885	$100,017,885
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.00%	303,100,773	303,100,773

Total Investments (Cost $403,118,658)		403,118,658
Amount due to Lending Agent		(64,242)

Net Investment Value		403,054,416

The following Funds paid securities lending fees to the lending agent during the year ended March 31, 2012, which have been netted against Income from Securities Lending on the Statements of Operations. These fees are presented below:

Fund	Fee
Aggressive Growth Stock Fund	$2,283
Emerging Growth Stock Fund†	8,091
International Equity Fund	58,513
International Equity Index Fund	138,417
Large Cap Core Growth Stock Fund	6
Large Cap Growth Stock Fund	2,134
Large Cap Value Equity Fund	599
Mid-Cap Value Equity Fund	362,366
Select Large Cap Growth Stock Fund	3
Small Cap Growth Stock Fund	153,667

†	Effective close of business on April 27, 2012, the Fund merged into Aggressive Growth Stock Fund (See Note 9).

(i) Repurchase Agreements — The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price (“repurchase agreement”). A third party custodian bank takes possession of the underlying securities (“collateral”) of a repurchase agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the repurchase agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(j) Real Estate Investment Trusts — Certain of the Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made in the following year. The Funds record as dividend income the amount re-characterized as ordinary income and as realized gain the amount re-characterized as long-term capital gain in the Statements of Operations, and the amount re-characterized as a return of capital as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedules of Portfolio Investments. These re-characterizations are reflected in the accompanying financial statements.

(k) Restricted Securities — Certain of the Funds’ investments are restricted as to resale. As of March 31, 2012, all of these restricted securities have been deemed liquid by the Funds’ investment adviser based upon procedures approved by the Board, unless stated otherwise in the Funds’ Schedules of Portfolio Investments.

(l) Risks — Certain of the Funds may invest in securities of foreign issuers in various countries. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange

94

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers, including governments, in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Please refer to each Fund’s prospectus for additional risks that may be associated with the Funds.

(m) Federal and Other Taxes — It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2012, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of March 31, 2012, open tax years include the tax years of March 31, 2009 through 2012.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification — GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

3.	Investment Adviser and Other Service Providers

Investment Adviser — RidgeWorth Investments (the “Investment Adviser”), a partially-owned subsidiary of SunTrust Banks, Inc. (“SunTrust”), serves as the investment adviser to the Funds. The Trust and the Investment Adviser have entered into an investment advisory agreement (“Advisory Agreement”). The Investment Adviser is a money–management holding company with multiple style-focused investment boutiques (“Subadvisers”). The subadvisers for each of the Funds, other than the Allocation Strategies, which are not subadvised, are as follows: Ceredex Value Advisors LLC serves as the Subadviser for the Large Cap Value Equity Fund, Mid-Cap Value Equity Fund and Small Cap Value Equity Fund. Certium Asset Management LLC serves as the Subadviser for the International Equity Fund and International Equity Index Fund. Effective May 13, 2011, Silvant Capital Management LLC serves as the Subadviser for the Large Cap Core Growth Stock Fund (prior to May 13, 2011, IronOak Advisors LLC served as the Fund’s Subadviser). Silvant Capital Management LLC also serves as the Subadviser to the Large Cap Growth Stock Fund, Select Large Cap Growth Stock Fund and Small Cap Growth Stock Fund. Zevenbergen Capital Investments LLC serves as the Subadviser for the Aggressive Growth Stock Fund and Emerging Growth Stock Fund. Zevenbergen Capital Investments LLC is a minority-owned subsidiary of the Investment Adviser. Each of the other Subadvisers is a wholly-owned subsidiary of the Investment Adviser. The Investment Adviser pays the Subadvisers out of the fees it receives from the Funds.

Under the terms of the Advisory Agreement, the Funds are charged annual advisory fees, which are computed daily and paid monthly based on each Fund’s average daily net assets. Breakpoints are used in computing the overall annual advisory fees. The maximum annual advisory fee is charged on average daily net assets of each Fund up to

95

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

$500 million. A discount of 5% applies on the next $500 million, and a discount of 10% applies on amounts over $1 billion. Fee rates for the year ended March 31, 2012 were as follows:

Fund	Maximum Annual Advisory Fee*	Discounted Annual Advisory Fee*	Advisory Fees Waived/ Expenses Reimbursed	Net Annual Fees Paid*
Aggressive Growth Stock Fund	1.10%	1.10%	—%	1.10%
Emerging Growth Stock Fund†	1.10	1.10	(0.22)	0.88
International Equity Fund	1.15	1.15	—	1.15
International Equity Index Fund	0.50	0.50	—	0.50
Large Cap Core Growth Stock Fund	0.85	0.85	—	0.85
Large Cap Growth Stock Fund	0.97	0.97	—	0.97
Large Cap Value Equity Fund	0.80	0.75	—	0.75
Mid-Cap Value Equity Fund	1.00	0.94	—	0.94
Select Large Cap Growth Stock Fund	0.85	0.85	—	0.85
Small Cap Growth Stock Fund	1.15	1.15	—	1.15
Small Cap Value Equity Fund	1.15	1.11	—	1.11
Aggressive Growth Allocation Strategy	0.10	0.10	(0.25)	—
Conservative Allocation Strategy	0.10	0.10	(0.20)	—
Growth Allocation Strategy	0.10	0.10	(0.06)	0.04
Moderate Allocation Strategy	0.10	0.10	(0.02)	0.08

*	Aggregate annual fees paid to the Investment Adviser, who, in turn, pays the applicable Subadviser a portion of the fees for subadvisory services to the Funds.

†	Effective close of business on April 27, 2012, the Fund merged into Aggressive Growth Stock Fund (See Note 9).

Amounts designated as “—” are 0% .

The Investment Adviser and the applicable Subadviser have contractually agreed, until at least August 1, 2012, to waive fees and/or reimburse expenses for each of the following Funds to the extent necessary to maintain each Fund’s Total Annual Fund Operating Expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, extraordinary expenses and indirect expenses attributable to the Fund’s investment in other funds), expressed as a percentage of average daily net assets, as noted below:

Fund		Contractual Expense Limitation
Emerging Growth Stock Fund†	I Shares	1.24%
Emerging Growth Stock Fund†	A Shares	1.54
Aggressive Growth Allocation Strategy	I Shares	0.20
Aggressive Growth Allocation Strategy	A Shares	0.50
Aggressive Growth Allocation Strategy	C Shares	1.20
Conservative Allocation Strategy	I Shares	0.20
Conservative Allocation Strategy	A Shares	0.50
Conservative Allocation Strategy	C Shares	1.20
Growth Allocation Strategy	I Shares	0.20
Growth Allocation Strategy	A Shares	0.50
Growth Allocation Strategy	C Shares	1.20
Moderate Allocation Strategy	I Shares	0.20
Moderate Allocation Strategy	A Shares	0.50
Moderate Allocation Strategy	C Shares	1.20

†	Effective close of business on April 27, 2012, the Fund merged into Aggressive Growth Stock Fund (See Note 9).

Under the Expense Limitation Agreement, the Investment Adviser may retain the difference between the contractual expense limitation identified above and the actual total expenses to recapture any of its prior contractual waivers or reimbursements at a date not to exceed three years from the date of such waivers or reimbursements. Such repayments shall be made monthly, but only to the extent that such repayments would not

96

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

cause the annualized total expense ratio to exceed the contractual expense limitation in place at that time. During the year ended March 31, 2012, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. The Investment Adviser does not intend to recapture such amounts. As of March 31, 2012, the cumulative potential recoupments recoverable pursuant to this agreement are as follows:

	Expires
Fund	2013	2014	2015
Emerging Growth Stock Fund†	$—	$19,328	$47,515
Aggressive Growth Allocation Strategy	28,500	88,530	63,460
Conservative Allocation Strategy	39,210	93,778	75,713
Growth Allocation Strategy	21,194	73,522	42,458
Moderate Allocation Strategy	2,865	43,102	34,791

†	Effective close of business on April 27, 2012, the Fund merged into Aggressive Growth Stock Fund (See Note 9).

Amounts designated as “—” are $0.

Fund Accounting, Custody, Administration, and Transfer Agency — State Street Bank and Trust Company (“State Street Bank”) serves as the fund accounting agent and custodian for the Trust pursuant to a Master Custodian Agreement. The custodian is responsible for the safekeeping of the assets of the Funds and the fund accounting agent is responsible for calculating the Funds’ net asset values. State Street Bank is paid on the basis of net assets and transaction costs of the Funds. State Street Bank also serves as the Administrator for the Trust pursuant to an Administration Agreement. State Street Bank is paid on the basis of net assets of the RidgeWorth investment company complex which are allocated among the series of the Trust, on the basis of relative net assets.

Brown Brothers Harrison & Co. (“Brown Brothers”) serves as custodian for a Korean security held in the International Equity Fund. Brown Brothers is responsible for the safekeeping of the asset of the Fund.

Boston Financial Data Services, Inc. serves as the transfer agent to the Trust pursuant to a Transfer Agency and Service Agreement.

Custodian Credits — The Funds have an agreement with their custodian under which custody fees may be reduced by balance credits. These credits, if any, are shown as a reduction of total expenses on the Statements of Operations.

Distribution — The Trust and RidgeWorth Distributors LLC (the “Distributor”) are parties to a Distribution Agreement.

In addition, with respect to the A Shares and C Shares, the Distributor receives amounts, pursuant to a Distribution and Services Plan, based upon average daily net assets of each respective class, which are computed daily and paid monthly. For the year ended March 31, 2012, the Distributor did not retain any of the front-end sales charges assessed on the sale of Class A shares. For the year ended March 31, 2012, the Distributor did not retain any commissions from contingent deferred sales charges assessed on redemptions of Class C shares. These fees, expressed as a percentage of average daily net assets, for the year ended March 31, 2012, were as follows:

Fund	A Share Distribution and Service Fee	C Share Distribution and Service Fee
Aggressive Growth Stock Fund	0.30%	N/A	%
Emerging Growth Stock Fund†	0.30	N/A
International Equity Fund	0.30	N/A
International Equity Index Fund	0.30	N/A
Large Cap Core Growth Stock Fund	0.25	1.00
Large Cap Growth Stock Fund	0.30	1.00
Large Cap Value Equity Fund	0.30	1.00
Mid-Cap Value Equity Fund	0.30	1.00
Select Large Cap Growth Stock Fund	0.30	1.00
Small Cap Growth Stock Fund	0.30	1.00
Small Cap Value Equity Fund	0.30	1.00

97

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

Fund	A Share Distribution and Service Fee	C Share Distribution and Service Fee
Aggressive Growth Allocation Strategy	0.30%	1.00%
Conservative Allocation Strategy	0.30	1.00
Growth Allocation Strategy	0.30	1.00
Moderate Allocation Strategy	0.30	1.00

†	Effective close of business on April 27, 2012, the Fund merged into Aggressive Growth Stock Fund (See Note 9).

Shareholder Servicing Plan — The International Equity Index Fund has adopted a Shareholder Servicing Plan for the I Shares and A Shares. The Fund pays financial institutions for shareholder support services they provide, at a rate of up to 0.15% of the average daily net assets of the Fund’s I Shares or A Shares, as applicable. The services under this Shareholder Servicing Plan may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

Other Fees — The Investment Adviser provides compliance and certain administrative services to the Trust to ensure compliance with applicable laws and regulations. For the year ended March 31, 2012, the Investment Adviser was paid $1,329,705 for these services. Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides CCO Support Services and an Anti-Money Laundering Officer/ Identity Theft Prevention Officer (“AML Officer”) to the Trust. Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer (“PFO”) and Treasurer to the Trust under the PFO/Treasurer Service Agreement. Fees paid to FCS and FMS pursuant to these agreements are reflected on the Statements of Operations as a component of the caption “Other Fees”.

Neither FCS nor FMS, nor any of their officers or employees who serve as an officer of the Trust, has any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS and FMS are also officers of the Trust.

Certain officers of the Trust are also officers or employees of the Investment Adviser, FCS, FMS and/or the Administrator. Such officers receive no fees from the Trust for serving as officers of the Trust. Each of the Trustees receives an annual retainer and an additional fee for each meeting attended, plus reimbursement for certain expenses incurred. Trustees receive an additional fee for attendance at committee meetings. Information on the aggregate remuneration paid to the Trustees can be found on the Statements of Operations.

4.	Investment Transactions

The cost of security purchases and the proceeds from sales and maturities of securities, excluding securities maturing less than one year from acquisition and U.S. government securities, for the year ended March 31, 2012 were as follows:

Fund	Purchases	Sales and Maturities
Aggressive Growth Stock Fund	$32,576,075	$68,572,564
Emerging Growth Stock Fund†	23,123,007	28,953,984
International Equity Fund	206,156,788	185,112,213
International Equity Index Fund	126,428,235	207,821,529
Large Cap Core Growth Stock Fund	115,761,945	435,965,203
Large Cap Growth Stock Fund	74,833,832	258,772,603
Large Cap Value Equity Fund	2,489,812,098	1,861,361,315
Mid-Cap Value Equity Fund	3,797,684,679	3,562,778,831
Select Large Cap Growth Stock Fund	43,397,076	92,746,214
Small Cap Growth Stock Fund	256,044,014	392,026,414
Small Cap Value Equity Fund	795,773,628	520,415,360
Aggressive Growth Allocation Strategy	13,774,707	17,208,389
Conservative Allocation Strategy	39,109,212	10,710,803
Growth Allocation Strategy	33,663,648	32,133,318
Moderate Allocation Strategy	70,842,999	56,885,228

†	Effective close of business on April 27, 2012, the Fund merged into Aggressive Growth Stock Fund (See Note 9).

98

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

5.	Federal Income Tax Information

The following information is presented on an income tax basis and takes into consideration differences between amounts for financial statement and income tax purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., foreign currency transactions and return of capital on securities), such amounts are reclassified within the composition of net assets based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

The cost of investments for federal income tax purposes and aggregate gross unrealized appreciation and depreciation for securities held by the Funds at March 31, 2012 were as follows:

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Aggressive Growth Stock Fund	$60,454,460	$39,374,386	$(4,513,529)	$34,860,857
Emerging Growth Stock Fund†	10,241,698	3,943,131	(880,370)	3,062,761
International Equity Fund	253,056,885	21,290,861	(4,168,438)	17,122,423
International Equity Index Fund	261,152,958	104,221,017	(16,673,625)	87,547,392
Large Cap Core Growth Stock Fund	56,428,772	17,649,747	(567,399)	17,082,348
Large Cap Growth Stock Fund	184,802,719	141,588,025	(1,299,183)	140,288,842
Large Cap Value Equity Fund	1,959,969,937	307,336,148	(19,407,767)	287,928,381
Mid-Cap Value Equity Fund	2,095,829,056	170,556,003	(43,413,923)	127,142,080
Select Large Cap Growth Stock Fund	37,335,244	14,392,780	(385,750)	14,007,030
Small Cap Growth Stock Fund	264,657,831	69,006,961	(7,661,594)	61,345,367
Small Cap Value Equity Fund	1,257,625,711	170,397,829	(42,802,471)	127,595,358
Aggressive Growth Allocation Strategy	21,320,152	3,674,873	(49,786)	3,625,087
Conservative Allocation Strategy	56,079,648	2,731,895	(317,643)	2,414,252
Growth Allocation Strategy	62,003,107	9,359,164	(324,885)	9,034,279
Moderate Allocation Strategy	152,110,533	17,261,663	(1,075,190)	16,186,473

†	Effective close of business on April 27, 2012, the Fund merged into Aggressive Growth Stock Fund (See Note 9).

The tax character of distributions paid to shareholders during the year ended March 31, 2012 were as follows:

	Distributions paid from
Fund	Net Investment Income**	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid*
International Equity Fund	$5,156,759	$—	$—	$5,156,759
International Equity Index Fund	14,995,618	—	—	14,995,618
Large Cap Core Growth Stock Fund	328,168	—	—	328,168
Large Cap Value Equity Fund	28,731,199	—	—	28,731,199
Mid-Cap Value Equity Fund	176,422,446	25,657,958	—	202,080,404
Select Large Cap Growth Stock Fund	—	1,537,424	—	1,537,424
Small Cap Value Equity Fund	23,492,580	46,011,223	—	69,503,803
Aggressive Growth Allocation Strategy	406,361	—	—	406,361
Conservative Allocation Strategy	1,030,834	342,249	—	1,373,083
Growth Allocation Strategy	1,385,270	—	—	1,385,270
Moderate Allocation Strategy	3,953,227	242,796	—	4,196,023

*	Total distributions paid are recognized on a when declared basis for the year ended March 31, 2012.

**	Net investment income includes taxable market discount income and net short-term capital gains, if any.

Amounts designated as “—” are $0.

99

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

The tax character of distributions paid to shareholders during the year ended March 31, 2011 were as follows:

	Distributions paid from
Fund	Net Investment Income**	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid*
International Equity Fund	$6,700,375	$—	$—	$6,700,375
International Equity Index Fund	16,560,813	—	—	16,560,813
Large Cap Core Growth Stock Fund	4,954,668	—	—	4,954,668
Large Cap Growth Stock Fund	153,955	—	—	153,955
Large Cap Value Equity Fund	18,247,080	—	—	18,247,080
Mid-Cap Value Equity Fund	90,479,641	11,079,181	—	101,558,822
Small Cap Value Equity Fund	6,547,218	105,291	—	6,652,509
Aggressive Growth Allocation Strategy	314,752	—	—	314,752
Conservative Allocation Strategy	745,323	39,857	—	785,180
Growth Allocation Strategy	1,534,951	—	—	1,534,951
Moderate Allocation Strategy	4,943,133	—	—	4,943,133

*	Total distributions paid are recognized on a when declared basis for the year ended March 31, 2011.

**	Net investment income includes taxable market discount income and net short-term capital gains, if any.

Amounts designated as “—” are $0.

As of March 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Net Unrealized Appreciation**	Loss Carryforwards And Deferrals	Total
Aggressive Growth Stock Fund	$—	$—	$34,860,857	$(21,725,725)	$13,135,132
Emerging Growth Stock Fund†	—	—	3,062,763	(22,739,518)	(19,676,755)
International Equity Fund	1,010,397	—	17,147,683	(291,586,587)	(273,428,507)
International Equity Index Fund	2,787,892	6,033,951	87,544,295	—	96,366,138
Large Cap Core Growth Stock Fund	4,015	—	17,082,348	(150,181,721)	(133,095,358)
Large Cap Growth Stock Fund	—	46,521,148	140,288,841	(244,913)	186,565,076
Large Cap Value Equity Fund	1,136,349	—	287,928,381	(71,161,454)	217,903,276
Mid-Cap Value Equity Fund	895,444	—	127,141,519	(57,182,880)	70,854,083
Select Large Cap Growth Stock Fund	—	4,336,763	14,007,030	(64,435)	18,279,358
Small Cap Growth Stock Fund	—	10,060,698	61,345,367	(473,588)	70,932,477
Small Cap Value Equity Fund	1,213,442	40,189,459	127,595,534	—	168,998,435
Aggressive Growth Allocation Strategy	16,945	—	3,625,086	(451,371)	3,190,660
Conservative Allocation Strategy	203,476	501,759	2,414,251	—	3,119,486
Growth Allocation Strategy	49,034	—	9,034,279	(693,490)	8,389,823
Moderate Allocation Strategy	19,565	1,710,789	16,186,473	—	17,916,827

**	The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, return of capital adjustments, forward contracts marked to market and partnership basis adjustments.

†	Effective close of business on April 27, 2012, the Fund merged into Aggressive Growth Stock Fund (See Note 9).

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses from prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in taxable years beginning after December 22, 2010 (“post-enactment”), may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment”). The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

100

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

As of March 31, 2012, the post-enactment accumulated short-term and long-term capital loss carryforwards were as follows:

Fund	Short Term	Long Term	Total
Emerging Growth Stock Fund†	$1,073,860	$—	$1,073,860
Mid-Cap Value Equity Fund	53,557,669	3,281,292	56,838,961

†	Effective close of business on April 27, 2012, the Fund merged into Aggressive Growth Stock Fund (See Note 9).

As of March 31, 2012, the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

	Expires
Fund	2017	2018	Total
Aggressive Growth Stock Fund	$—	$20,249,149	$20,249,149
Emerging Growth Stock Fund†	—	20,295,452	20,295,452
International Equity Fund	57,407,718	231,346,365	288,754,083
Large Cap Core Growth Stock Fund*	12,702,154	135,336,618	148,038,772
Large Cap Value Equity Fund	—	71,161,454	71,161,454
Mid-Cap Value Equity Fund**	343,919	—	343,919
Aggressive Growth Allocation Strategy	—	365,462	365,462
Growth Allocation Strategy	—	579,855	579,855

Amounts designated as “—” are $0.

†	Effective close of business on April 27, 2012, the Fund merged into Aggressive Growth Stock Fund (See Note 9).

*	Of the $30,078,633 of capital loss carryforwards acquired on July 15, 2011, in the merger with the RidgeWorth Large Cap Quantitative Equity Fund and subject to limitations as a result of this acquisition, $26,324,479 was written off as capital loss carryforward lost unused, $468,144 was utilized, and the remaining $3,286,010, will expire in 2017.

**	Mid-Cap Value Equity Fund acquired the capital loss carryforwards of $343,919 in the merger with Mid-Cap Core Equity Fund on April 29, 2011.

During the year ended March 31, 2012, the following Funds utilized capital loss carryforwards as follows:

Fund	Amount
Aggressive Growth Stock Fund	$13,943,303
International Equity Fund	7,034,481
International Equity Index Fund	26,422,869
Large Cap Core Growth Stock Fund	34,725,659
Large Cap Growth Stock Fund	16,801,578
Large Cap Value Equity Fund	1,673,533
Select Large Cap Growth Stock Fund	10,129,974
Small Cap Growth Stock Fund	42,720,623
Aggressive Growth Allocation Strategy	652,191
Growth Allocation Strategy	2,304,239
Moderate Allocation Strategy	2,712,702

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. During the year ended March 31, 2012, the following Funds had net capital losses:

Fund	Amount
Aggressive Growth Stock Fund	$1,249,763
Emerging Growth Stock Fund†	1,349,159
International Equity Fund	2,832,504
Large Cap Core Growth Stock Fund	2,142,949
Aggressive Growth Allocation Strategy	85,909
Growth Allocation Strategy	113,635

†	Effective close of business on April 27, 2012, the Fund merged into Aggressive Growth Stock Fund (See Note 9).

101

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and March 31 and late year ordinary losses ((i) ordinary losses between January 1 and March 31, and (ii) specified ordinary and currency losses between November 1 and March 31) as occurring on the first day of the following tax year. For the year ended March 31, 2012, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until April 1, 2012.

6.	Investments in Affiliated Issuers

Affiliated holdings are mutual funds which are managed by the Investment Adviser or an affiliate of the Investment Adviser or which are distributed by an affiliate of the Funds’ Distributor. With respect to each Fund, the Investment Adviser was paid an investment advisory fee by the affiliated investments listed beneath its name below. Investments in affiliated issuers at March 31, 2012 were as follows:

Name of Affiliated Issuer	Share Balance at March 31, 2011	Purchases	Sales	Share Balance at March 31, 2012	Value at March 31, 2012	Dividend Income	Realized Gain Distributions	Net Realized Gain (Loss)
Aggressive Growth Allocation Strategy
RidgeWorth Aggressive Growth Stock Fund	70,255	2,025	13,296	58,984	$940,206	$—	$—	$49,252
RidgeWorth International Equity 130/30 Fund**	189,610	—	189,610	—	—	—	—	158,093
RidgeWorth International Equity Fund	36,479	120,623	22,350	134,752	1,447,240	23,702	—	(35,756)
RidgeWorth International Equity Index Fund	34,688	59,392	51,492	42,588	497,428	39,706	—	(127,730)
RidgeWorth Large Cap Core Growth Stock Fund***	144,517	219,851	344,731	19,637	290,634	2,605	—	213,013
RidgeWorth Large Cap Growth Stock Fund	198,203	167,691	53,889	312,005	4,040,471	—	—	12,019
RidgeWorth Large Cap Quantitative Equity Fund***	165,893	698	166,591	—	—	8,562	—	—
RidgeWorth Large Cap Value Equity Fund	340,393	106,853	81,571	365,675	5,035,339	70,657	—	27,809
RidgeWorth Mid-Cap Core Equity Fund*	94,710	—	94,710	—	—	—	—	—
RidgeWorth Mid-Cap Value Equity Fund*	97,693	134,436	45,610	186,519	2,064,763	32,743	193,660	(30,987)
RidgeWorth Real Estate 130/30 Fund**	124,829	—	124,829	—	—	—	—	217,255
RidgeWorth Select Large Cap Growth Stock Fund	69,934	15,970	13,670	72,234	2,448,003	—	67,993	(6,613)
RidgeWorth Small Cap Growth Stock Fund	78,139	2,450	15,251	65,338	1,124,465	—	—	7,692
RidgeWorth Small Cap Value Equity Fund	88,216	8,722	16,540	80,398	1,109,499	10,436	60,513	(12,349)
RidgeWorth U.S. Equity 130/30 Fund**	143,688	—	143,688	—	—	—	—	320,608

Total					$18,998,048	$188,411	$322,166	$792,306

Conservative Allocation Strategy
RidgeWorth Aggressive Growth Stock Fund	19,748	14,754	—	34,502	$549,957	$—	$—	$—
RidgeWorth Corporate Bond Fund	138,572	262,374	1,894	399,052	3,731,140	89,888	158,498	(1,152)
RidgeWorth High Income Fund	184,635	130,464	2,189	312,910	2,155,949	111,362	14,635	(1,497)
RidgeWorth Intermediate Bond Fund	764,136	561,702	42,321	1,283,517	13,412,749	198,474	326,547	(7,436)

102

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

Name of Affiliated Issuer	Share Balance at March 31, 2011	Purchases	Sales	Share Balance at March 31, 2012	Value at March 31, 2012	Dividend Income	Realized Gain Distributions	Net Realized Gain (Loss)
RidgeWorth International Equity 130/30 Fund**	53,247	—	53,247	—	$—	$—	$—	$34,806
RidgeWorth International Equity Fund	10,351	109,213	—	119,564	1,284,117	12,361	—	—
RidgeWorth International Equity Index Fund	9,842	51,391	26,930	34,303	400,654	20,480	—	(51,041)
RidgeWorth Large Cap Core Growth Stock Fund***	52,812	174,119	212,845	14,086	208,479	2,017	—	311,411
RidgeWorth Large Cap Growth Stock Fund	86,200	264,709	10,093	340,816	4,413,569	—	—	(3,863)
RidgeWorth Large Cap Quantitative Equity Fund***	46,562	1,295	47,857	—	—	2,460	—	—
RidgeWorth Large Cap Value Equity Fund	135,178	190,289	21,568	303,899	4,184,694	39,997	—	(10,212)
RidgeWorth Mid-Cap Core Equity Fund*	26,638	—	26,638	—	—	—	—	—
RidgeWorth Mid-Cap Value Equity Fund*	27,271	144,148	—	171,419	1,897,607	17,724	109,586	—
RidgeWorth Real Estate 130/30 Fund**	34,552	—	34,552	—	—	—	—	41,439
RidgeWorth Seix Floating Rate High Income Fund	83,840	27,226	15,191	95,875	846,577	37,044	—	(8,708)
RidgeWorth Seix High Yield Fund	132,877	97,453	1,576	228,754	2,216,630	109,282	—	(1,798)
RidgeWorth Select Large Cap Growth Stock Fund	30,481	17,248	1,611	46,118	1,562,945	—	28,947	(2,255)
RidgeWorth Small Cap Growth Stock Fund	22,050	31,050	—	53,100	913,854	—	—	—
RidgeWorth Small Cap Value Equity Fund	24,912	40,514	—	65,426	902,872	4,440	31,473	—
RidgeWorth Total Return Bond Fund	328,671	665,997	5,713	988,955	10,651,040	197,907	163,627	(628)
RidgeWorth U.S. Equity 130/30 Fund**	40,193	—	40,193	—	—	—	—	71,559
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	130,053	328,192	197,147	261,098	2,647,529	17,760	—	2,175

Total					$51,980,362	$861,196	$833,313	$372,800

Growth Allocation Strategy
RidgeWorth Aggressive Growth Stock Fund	130,370	6,783	8,130	129,023	$2,056,628	$—	$—	$31,592
RidgeWorth Corporate Bond Fund	126,503	20,142	15,171	131,474	1,229,278	48,652	85,142	(6,823)
RidgeWorth High Income Fund	170,283	21,933	18,746	173,470	1,195,210	87,478	11,408	(6,772)
RidgeWorth Intermediate Bond Fund	515,477	269,112	133,166	651,423	6,807,373	127,969	218,434	(26,281)
RidgeWorth International Equity 130/30 Fund**	351,522	—	351,522	—	—	—	—	292,763
RidgeWorth International Equity Fund	67,899	260,713	26,032	302,580	3,249,710	44,373	—	(40,428)
RidgeWorth International Equity Index Fund	64,437	133,351	99,070	98,718	1,153,032	74,274	—	(268,789)
RidgeWorth Large Cap Core Growth Stock Fund***	335,081	416,143	714,695	36,529	540,626	4,894	—	909,895

103

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

Name of Affiliated Issuer	Share Balance at March 31, 2011	Purchases	Sales	Share Balance at March 31, 2012	Value at March 31, 2012	Dividend Income	Realized Gain Distributions	Net Realized Gain (Loss)
RidgeWorth Large Cap Growth Stock Fund	367,834	411,379	39,567	739,646	$9,578,421	$—	$—	$29,101
RidgeWorth Large Cap Quantitative Equity Fund***	307,946	1,296	309,242	—	—	15,893	—	—
RidgeWorth Large Cap Value Equity Fund	631,768	286,162	61,169	856,761	11,797,596	143,226	—	21,348
RidgeWorth Mid-Cap Core Equity Fund*	175,772	—	175,772	—	—	—	—	—
RidgeWorth Mid-Cap Value Equity Fund*	181,026	231,077	32,096	380,007	4,206,682	59,402	337,276	3,853
RidgeWorth Real Estate 130/30 Fund**	230,974	—	230,974	—	—	—	—	424,718
RidgeWorth Seix Floating Rate High Income Fund	89,388	5,781	43,730	51,439	454,203	30,802	—	(26,384)
RidgeWorth Seix High Yield Fund	122,414	14,115	13,379	123,150	1,193,322	85,076	—	(5,104)
RidgeWorth Select Large Cap Growth Stock Fund	129,791	35,277	8,394	156,674	5,309,686	—	126,142	6,044
RidgeWorth Small Cap Growth Stock Fund	145,281	7,466	16,407	136,340	2,346,417	—	—	8,428
RidgeWorth Small Cap Value Equity Fund	164,046	20,299	16,693	167,652	2,313,600	19,218	107,856	(9,678)
RidgeWorth Total Return Bond Fund	531,374	45,583	151,191	425,766	4,585,501	169,794	108,017	119,691
RidgeWorth U.S. Equity 130/30 Fund**	266,686	—	266,686	—	—	—	—	604,060
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	77,952	51,055	96,147	32,860	333,203	5,341	—	2,826

Total					$58,350,488	$916,392	$994,275	$2,064,060

Moderate Allocation Strategy
RidgeWorth Aggressive Growth Stock Fund	209,099	29,092	12,920	225,271	$3,590,818	$—	$—	$23,631
RidgeWorth Corporate Bond Fund	511,173	105,283	43,870	572,586	5,353,677	200,263	355,005	(27,125)
RidgeWorth High Income Fund	689,293	121,830	29,188	781,935	5,387,531	363,628	47,416	(18,513)
RidgeWorth Intermediate Bond Fund	2,118,119	856,597	270,993	2,703,723	28,253,901	501,912	827,103	(33,622)
RidgeWorth International Equity 130/30 Fund**	563,608	—	563,608	—	—	—	—	487,518
RidgeWorth International Equity Fund	109,057	478,764	66,043	521,778	5,603,900	73,874	—	(90,024)
RidgeWorth International Equity Index Fund	103,515	259,523	189,292	173,746	2,029,349	123,703	—	(477,293)
RidgeWorth Large Cap Core Growth Stock Fund***	540,702	820,456	1,297,851	63,307	936,939	9,897	—	2,082,952
RidgeWorth Large Cap Growth Stock Fund	589,850	778,221	42,973	1,325,098	17,160,015	—	—	(13,113)
RidgeWorth Large Cap Quantitative Equity Fund***	493,478	2,077	495,555	—	—	25,468	—	—
RidgeWorth Large Cap Value Equity Fund	1,012,938	594,682	111,471	1,496,149	20,601,967	247,915	—	(23,249)

104

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

Name of Affiliated Issuer	Share Balance at March 31, 2011	Purchases	Sales	Share Balance at March 31, 2012	Value at March 31, 2012	Dividend Income	Realized Gain Distributions	Net Realized Gain (Loss)
RidgeWorth Mid-Cap Core Equity Fund*	281,997	—	281,997	—	$—	$—	$—	$—
RidgeWorth Mid-Cap Value Equity Fund*	290,318	401,916	23,985	668,249	7,397,522	97,913	543,905	17,479
RidgeWorth Real Estate 130/30 Fund**	369,921	—	369,921	—	—	—	—	673,678
RidgeWorth Seix Floating Rate High Income Fund	360,957	35,816	137,134	259,639	2,292,611	132,045	—	(78,777)
RidgeWorth Seix High Yield Fund	495,652	80,349	21,400	554,601	5,374,079	353,413	—	(15,512)
RidgeWorth Select Large Cap Growth Stock Fund	208,127	57,774	10,321	255,580	8,661,602	—	203,239	(22,788)
RidgeWorth Small Cap Growth Stock Fund	233,166	15,810	18,833	230,143	3,960,755	—	—	4,681
RidgeWorth Small Cap Value Equity Fund	263,223	36,353	16,562	283,014	3,905,597	31,453	179,749	(17,001)
RidgeWorth Total Return Bond Fund	2,047,750	274,526	292,560	2,029,716	21,860,041	705,136	453,505	235,987
RidgeWorth U.S. Equity 130/30 Fund**	427,128	—	427,128	—	—	—	—	977,054
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	339,704	183,337	326,741	196,300	1,990,479	33,223	—	8,172

Total					$144,360,783	$2,899,843	$2,609,922	$3,694,135

*	On April 29, 2011, RidgeWorth Mid-Cap Core Equity Fund reorganized into the RidgeWorth Mid-Cap Value Equity Fund (See Note 7).

**	On May 27, 2011, the Fund liquidated.

***	On July 15, 2011, RidgeWorth Large Cap Quantitative Equity Fund reorganized into the RidgeWorth Large Cap Core Growth Stock Fund.

Amounts designated as “—” are $0.

7.	Reorganizations

On March 1, 2011, the Board approved the reorganization of the RidgeWorth Mid-Cap Core Equity Fund (the “Target Fund”) into the RidgeWorth Mid-Cap Value Equity Fund (the “Acquiring Fund”), a separate series of the Trust. On April 29, 2011, the Acquiring Fund acquired all of the net assets of the Target Fund in a tax-free exchange of shares. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies.

Target Fund	Shares Prior to Reorganization	Shares Issued by the Acquiring Fund	Appreciation (Depreciation) Prior to Reorganization	Net Assets Prior to Reorganization
I Shares	1,460,207	1,410,657	$9,338,051	$18,547,460
A Shares	466,642	428,187	926,302	5,590,801
C Shares	365,215	299,574	(431,629)	3,865,760

The combined net assets of the Acquiring Fund immediately after the reorganization were $2,169,871,392.

105

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

Assuming the acquisition had been completed on April 1, 2011, the beginning of the reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended March 31, 2012, were as follows:

Net Investment Income (Loss)	$31,292,390
Net Realized and Unrealized Gains/Losses on Investments	$(95,030,819)
Net Increase/Decrease in Net Assets resulting from Operations	$(63,738,429)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Acquiring Fund’s Statement of Operations as of March 31, 2012.

On May 19, 2011, the Board approved the reorganization of the RidgeWorth Large Cap Quantitative Equity Fund (the “Target Fund”) into the RidgeWorth Large Cap Core Growth Stock Fund (the “Acquiring Fund”), a separate series of the Trust. On July 15, 2011, the Acquiring Fund acquired all of the net assets of the Target Fund in a tax-free exchange of shares, as shown in the table below. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies.

Target Fund	Shares Prior to Reorganization	Shares Issued by the Acquiring Fund	Appreciation (Depreciation) Prior to Reorganization	Net Assets Prior to Reorganization
I Shares	1,179,072	1,051,260	$516,428	$14,633,746
A Shares	52,925	46,231	(98,497)	650,031

The combined net assets of the Acquiring Fund immediately after the reorganization were $121,903,679.

Assuming the acquisition had been completed on April 1, 2011, the beginning of the reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended March 31, 2012, were as follows:

Net Investment Income (Loss)	$372,371
Net Realized and Unrealized Gains/Losses on Investments	$(1,059,459)
Net Increase/Decrease in Net Assets resulting from Operations	$(687,088)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Acquiring Fund’s Statement of Operations as of March 31, 2012.

8.	Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

9.	Subsequent Events

Management has evaluated subsequent events through the date these financial statements were issued. Management has determined that, except as set forth below, there are no material events that would require disclosure in the Funds’ financial statements through this date.

106

NOTES TO FINANCIAL STATEMENTS  (concluded)

RIDGEWORTH FUNDS    March 31, 2012

At a meeting held on March 1, 2012, the Board approved the reorganization of the Emerging Growth Stock Fund (the “Target Fund”) into the Aggressive Growth Stock Fund (the “Acquiring Fund”), a separate series of the Trust. The reorganization was effective at the close of business on April 27, 2012. Each shareholder of the A and I Shares of the Target Fund became a shareholder of the Acquiring Fund, and received corresponding A and I Shares of the Acquiring Fund in an amount equal in value to the shares of the Fund the shareholder had immediately before reorganization.

107

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

RIDGEWORTH FUNDS    March 31, 2012

To the Board of Trustees and Shareholders of

RidgeWorth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aggressive Growth Stock Fund, Emerging Growth Stock Fund, International Equity Fund, International Equity Index Fund, Large Cap Core Growth Stock Fund, Large Cap Growth Stock Fund, Large Cap Value Equity Fund, Mid-Cap Value Equity Fund, Select Large Cap Growth Stock Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy, and Moderate Allocation Strategy, (fifteen of the funds constituting RidgeWorth Funds, collectively the “Funds”) at March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian, brokers, and application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

May 25, 2012

Boston, Massachusetts

108

OTHER FEDERAL TAX INFORMATION

RIDGEWORTH FUNDS    March 31, 2012

(Unaudited)

The following Funds have designated long term capital gain distributions as follows:

Fund	Amount
Mid-Cap Value Equity Fund	$25,657,958
Select Large Cap Growth Stock Fund	1,537,424
Small Cap Value Equity Fund	46,011,223
Conservative Allocation Strategy	342,249
Moderate Allocation Strategy	242,796

For corporate shareholders, the following percentages of the total ordinary income distributions paid by the following Funds during the fiscal year ended March 31, 2012 qualify for the corporate dividends received deductions:

Fund	Dividend Received Deduction
International Equity Index Fund	1%
Large Cap Core Growth Stock Fund	100
Large Cap Value Equity Fund	100
Mid-Cap Value Equity Fund	25
Small Cap Value Equity Fund	75
Aggressive Growth Allocation Strategy	50
Conservative Allocation Strategy	7
Growth Allocation Strategy	20
Moderate Allocation Strategy	14

In addition, the Funds may elect to pass through foreign taxes paid by the Funds to shareholders under Section 853 of the Internal Revenue Code. For the year ended March 31, 2012, International Equity Fund and International Equity Index Fund elected to pass through foreign taxes of $376,283 and $604,080 respectively.

For the year ended March 31, 2012, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
International Equity Fund	95%
International Equity Index Fund	48
Large Cap Core Growth Stock Fund	100
Large Cap Value Equity Fund	100
Mid-Cap Value Equity Fund	25
Small Cap Value Equity Fund	83
Aggressive Growth Allocation Strategy	66
Conservative Allocation Strategy	11
Growth Allocation Strategy	31
Moderate Allocation Strategy	21

The RidgeWorth International Equity Fund and International Equity Index Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries.

Fund	Foreign Source Income	Foreign Tax Expense
International Equity Fund	$9,091,475	$376,283
International Equity Index Fund	16,395,680	604,080

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record dates. These shareholders will receive more detailed information with their 2012 Form 1099-DIV.

109

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS

RIDGEWORTH FUNDS    March 31, 2012

(Unaudited)

Information pertaining to the current Trustees is set forth below. The Trust’s statement of additional information includes additional information about the Trustees and is available without charge by calling 1-888-784-3863.

Name and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the RidgeWorth Complex Overseen by Trustees	Other Directorships Held By Trustee During the Past 5 Years
Tim E. Bentsen Age: 58	Trustee	Indefinite; since 2012	Audit Partner and Account Executive (since 1993); Lead Area Managing Partner (2005-2009); Office Managing Partner (2003-2009), KPMG LLP.	35	None
Jeffrey M. Biggar Age: 62	Trustee	Indefinite; since 2007	Managing Director, Little Mountain Group, LLC (an independent Registered Investment Advisor consulting firm) (since 2011); Chief Operating Officer, Cedar Brook Financial Partners LLC (2008-2010); Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2000-2006).	35	Multi – Manager Master Portfolios LLC (3 portfolios)
George C. Guynn Age: 69	Trustee	Indefinite; since 2008	Retired. President and Chief Executive Officer (1996-2006) Federal Reserve Bank of Atlanta.	35	Genuine Parts Company; Oxford Industries; John Wieland Homes & Neighborhoods Inc.; Acuity Brands Inc.; Multi – Manager Master Portfolios LLC (3 portfolios)
Sidney E. Harris Age: 62	Trustee	Indefinite; since 2004	Professor (since 1997), Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University.	35	Total System Services, Inc.; Multi – Manager Master Portfolios LLC (3 portfolios)
Warren Y. Jobe Age: 71	Trustee	Indefinite; since 2004	Retired. Executive Vice President and Chief Financial Officer, Georgia Power Company (1982-1998) and Senior Vice President, Southern Company (1998-2001).	35	WellPoint, Inc; UniSource Energy Corporation
Connie D. McDaniel Age: 54	Trustee	Indefinite; since 2005	Vice President, Chief of Internal Audit, Corporate Audit Department (since 2009); Vice President Global Finance Transformation (2007-2009); Vice President and Controller (1999-2007), The Coca-Cola Company.	35	None

110

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS  (concluded)

RIDGEWORTH FUNDS    March 31, 2012

(Unaudited)

Information pertaining to the current Officers of the Trust is set forth below.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Julia R. Short RidgeWorth Investments 3333 Piedmont Road, NE Suite 1500 Atlanta, GA 30305 Age: 39	President and Chief Executive Officer	One year; since 2007	Managing Director, Product Manager, RidgeWorth Investments. (since 2004); Relationship Manager, SEI Investments (financial services) (1994 - 2004).
Joseph M. O’Donnell RidgeWorth Investments 3333 Piedmont Road, NE Suite 1500 Atlanta, GA 30305 Age: 57	Executive Vice President and Chief Compliance Officer	One year; since 2011	Chief Compliance Officer of the ING Funds (2004-2011); Executive Vice President of the ING Funds (2004-2011); Chief Compliance Officer of ING Investments, LLC (2006-2008 and October 2009-2011); and Investment Advisor Chief Compliance Officer, Directed Services LLC (2006-2008 and 2009-2011). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (2006).
Cynthia L. Morse-Griffin Foreside Management Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 Age: 36	Treasurer and Chief Financial Officer	One year; since 2010	Fund Principal Financial Officer, Foreside Management Services, LLC (2008-present); Assistant Vice President, Citigroup Fund Services, LLC (2001-2008).
Benjamin H. Lowe RidgeWorth Investments 3333 Piedmont Road, NE Suite 1500 Atlanta, GA 30305 Age: 34	Assistant Treasurer	One year; since March 2012	Director of Fund Administration, RidgeWorth Investments (since 2011); Fund Controller, ALPS Fund Services, Inc. (2005-2011).
Alan Otis State Street Bank and Trust Co. 4 Copley Place, 5th Fl. Boston, MA 02116 Age: 40	Assistant Treasurer	One year; since 2010	Vice President, State Street Bank and Trust Company (since 1995).*
James Bacik State Street Bank and Trust Co. 4 Copley Place, 5th Fl. Boston, MA 02116 Age: 37	Assistant Treasurer	One year; since 2010	Assistant Vice President, State Street Bank and Trust Company (since 2001).*
James M. Atwood Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 Age: 46	Anti-Money Laundering Officer and Identity Theft Prevention Officer	One year; since 2010	Compliance Analyst, Foreside Compliance Services, LLC (since 2007); personal sabbatical (2004-2007); Attorney, Pierce Atwood (law firm) (2001-2004).
Julie Tedesco State Street Bank and Trust Company 4 Copley Place Boston, MA 02116 Age: 54	Secretary and Chief Legal Officer	One year; since 2010	Senior Vice President and Senior Managing Counsel, State Street Bank and Trust Company (since 2000).*
Odeh Stevens State Street Bank and Trust Company 200 Clarendon Street Boston, MA 02116 Age: 43	Assistant Secretary	One year; since 2010	Vice President and Counsel, State Street Bank and Trust Company (since 2005). Legal Product Manager, Fidelity Investments (2000-2005).

*	During the period indicated the Officer has held various positions at State Street Bank and Trust Company and has provided his or her current title.

111

ADDITIONAL INFORMATION

RIDGEWORTH FUNDS    March 31, 2012

(Unaudited)

ANNUAL APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The continuance of the Trust’s investment advisory agreement with RidgeWorth Capital Management, Inc. (the “Adviser”) and subadvisory agreements between the Adviser and each of Ceredex Value Advisors LLC, Certium Asset Management LLC, Silvant Capital Management LLC, and Zevenbergen Capital Investments LLC (collectively, the “Subadvisers”) must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Funds and (ii) the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such approval. New advisory agreements for the Trust are also subject to such approval initially and annually after their initial term is complete.

Each year, the Board of Trustees calls and holds a meeting to decide whether to approve and/or renew the Trust’s agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser and Subadvisers. The Trustees use this information, as well as other information that the Adviser, Subadvisers, and other service providers may submit to the Board, to help them decide whether to approve and/or renew the agreements.

In considering the renewal of the agreements with the Adviser and Subadvisers, the Board requested and received material from the Adviser and Subadvisers in preparation for a special meeting of the Board held on October 13, 2011, and requested and reviewed additional material from the Adviser and Subadvisers in preparation for its quarterly meeting held on November 15, 2011, at which it specifically considered the renewal of the agreements. Such material included, among other things, information about: (i) the quality of the Adviser’s and Subadvisers’ investment management and other services; (ii) the Adviser’s and Subadvisers’ investment management personnel; (iii) the Adviser’s and Subadvisers’ operations and financial condition; (iv) the Adviser’s and Subadvisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that the Adviser and Subadvisers charge the Funds compared with the fees they charge to comparable mutual funds or accounts; (vi) the Funds’ overall fees and operating expenses compared with similar mutual funds; (vii) the level of the Adviser’s and Subadvisers’ profitability from their Fund-related operations; (viii) the Adviser’s and Subadvisers’ compliance systems; (ix) the Adviser’s and Subadvisers’ policies and procedures for personal securities transactions; (x) the Adviser’s and Subadvisers’ reputation, expertise, and resources in domestic financial markets; and (xi) the Funds’ performance compared with similar mutual funds. The Board also received a memorandum from fund counsel regarding the responsibilities of the Trustees in connection with their consideration of the agreements.

At the meetings, representatives from the Adviser and Subadvisers presented additional oral and written information to the Board to help the Board evaluate the Adviser’s and Subadvisers’ fees and other aspects of the agreements. The Board also considered information presented by the Adviser, Subadvisers, and other service providers at meetings held throughout the year. The Trustees discussed the written materials, oral presentations, and any other information that the Board received, and considered the approval of the agreements in light of this information.

Based on the Board’s deliberations and evaluation of the information it received, the Board, all of whose members are Independent Trustees, approved the renewal of the agreements with the Adviser and Subadvisers and determined that the compensation under the agreements is fair and reasonable in light of the services to be performed. The Board considered the following specific factors, none of which was controlling, and made the following conclusions:

Nature, Extent, and Quality of Services

The Board received and considered information regarding the nature, extent, and quality of services to be provided to the Funds by the Adviser and Subadvisers. In this regard, the Trustees evaluated, among other things, the Adviser’s and Subadvisers’ personnel, experience, track record, and compliance program. The Board considered the background and experience of the Adviser’s and Subadvisers’ senior management and the expertise of, and amount of attention expected to be given to the Funds by, their portfolio management teams. The Board reviewed the qualifications, backgrounds, and responsibilities of the portfolio managers responsible for the day-to-day management of the Funds. The Board also reviewed information pertaining to the Adviser’s and Subadvisers’ organizational structure, senior management, investment operations, and other relevant information. The Board concluded that, within the context of its full deliberations, the nature, extent, and quality of the services to be provided to the Funds by the Adviser and Subadvisers supported the approval of the agreements.

112

ADDITIONAL INFORMATION  (continued)

RIDGEWORTH FUNDS    March 31, 2012

(Unaudited)

ANNUAL APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS  (concluded)

Performance

The Board considered the investment performance of each Fund, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered each Fund’s performance relative to its peer group and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s and Subadvisers’ explanations regarding specific performance issues. The Board concluded that, within the context of its full deliberations, the performance of the Funds, the Adviser, and the Subadvisers supported the approval of the agreements.

Fund Expenses

With respect to advisory fees, the Board considered the rate of compensation under the agreements and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s and Subadvisers’ waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the agreements.

Profitability

The Board reviewed information about the profitability of the Funds to the Adviser and Subadvisers and considered whether the level of profitability was reasonable and justified in light of the quality of the services rendered to the Funds and in comparison to other advisory firms. The Board concluded that, within the context of its full deliberations, the profitability of the Adviser and Subadvisers is within the range the Board considered reasonable.

Economies of Scale

The Board considered the existence of economies of scale and whether they were passed along to Fund shareholders through a graduated advisory fee schedule or other means, including any fee and expense waivers and reimbursements by the Adviser and Subadvisers. The Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

113

ADDITIONAL INFORMATION  (continued)

RIDGEWORTH FUNDS    March 31, 2012

(Unaudited)

Expense Examples

As a shareholder of the RidgeWorth Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) or contingent deferred sales charges on purchases and/or sales; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the RidgeWorth Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2011 through March 31, 2012.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Class	Beginning Account Value 10/01/11	Ending Account Value 03/31/12	Expenses Paid During Period* 10/01/11-03/31/12	Expense Ratio During Period** 10/01/11-03/31/12
Aggressive Growth Stock Fund	I Shares	$1,000.00	$1,266.10	$7.08	1.25%
	A Shares	1,000.00	1,263.40	8.71	1.54
Emerging Growth Stock Fund †	I Shares	1,000.00	1,234.80	6.93	1.24
	A Shares	1,000.00	1,232.60	8.60	1.54
International Equity Fund	I Shares	1,000.00	1,198.20	6.98	1.27
	A Shares	1,000.00	1,196.10	8.62	1.57
International Equity Index Fund	I Shares	1,000.00	1,138.90	3.58	0.67
	A Shares	1,000.00	1,137.10	5.18	0.97
Large Cap Core Growth Stock Fund	I Shares	1,000.00	1,299.30	6.15	1.07
	A Shares	1,000.00	1,297.30	7.58	1.32
	C Shares	1,000.00	1,293.50	11.87	2.07
Large Cap Growth Stock Fund	I Shares	1,000.00	1,308.10	6.17	1.07
	A Shares	1,000.00	1,305.70	7.95	1.38
	C Shares	1,000.00	1,302.00	11.97	2.08
Large Cap Value Equity Fund	I Shares	1,000.00	1,258.60	4.57	0.81
	A Shares	1,000.00	1,257.30	6.26	1.11
	C Shares	1,000.00	1,251.80	10.19	1.81
Mid-Cap Value Equity Fund	I Shares	1,000.00	1,306.00	6.00	1.04
	A Shares	1,000.00	1,303.90	7.72	1.34
	C Shares	1,000.00	1,300.10	11.73	2.04
Select Large Cap Growth Stock Fund	I Shares	1,000.00	1,313.00	6.25	1.08
	A Shares	1,000.00	1,310.70	7.97	1.38
	C Shares	1,000.00	1,306.30	11.99	2.08
Small Cap Growth Stock Fund	I Shares	1,000.00	1,293.00	7.05	1.23
	A Shares	1,000.00	1,291.30	8.82	1.54
	C Shares	1,000.00	1,286.80	12.81	2.24
Small Cap Value Equity Fund	I Shares	1,000.00	1,244.30	6.73	1.20
	A Shares	1,000.00	1,242.00	8.41	1.50
	C Shares	1,000.00	1,238.20	12.31	2.20
Aggressive Growth Allocation Strategy	I Shares	1,000.00	1,248.40	1.12	0.20
	A Shares	1,000.00	1,244.50	2.81	0.50
	C Shares	1,000.00	1,242.20	6.73	1.20
Conservative Allocation Strategy	I Shares	1,000.00	1,095.50	1.05	0.20
	A Shares	1,000.00	1,094.10	2.62	0.50
	C Shares	1,000.00	1,090.00	6.27	1.20
Growth Allocation Strategy	I Shares	1,000.00	1,189.30	1.09	0.20
	A Shares	1,000.00	1,188.10	2.74	0.50
	C Shares	1,000.00	1,183.70	6.55	1.20

114

ADDITIONAL INFORMATION  (continued)

RIDGEWORTH FUNDS    March 31, 2012

(Unaudited)

Fund	Class	Beginning Account Value 10/01/11	Ending Account Value 03/31/12	Expenses Paid During Period* 10/01/11-03/31/12	Expense Ratio During Period** 10/01/11-03/31/12
Moderate Allocation Strategy	I Shares	$1,000.00	$1,144.00	$1.07	0.20%
	A Shares	1,000.00	1,141.50	2.68	0.50
	C Shares	1,000.00	1,138.30	6.41	1.20

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days (183) in the most recent fiscal half-year divided by the number of days in the fiscal year (366).

**	Annualized.

†	Effective close of business on April 27, 2012, the Fund merged into Aggressive Growth Stock Fund (See Note 9).

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each RidgeWorth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Class	Beginning Account Value 10/01/11	Ending Account Value 03/31/12	Expenses Paid During Period* 10/01/11-03/31/12	Expense Ratio During Period** 10/01/11-03/31/12
Aggressive Growth Stock Fund	I Shares	$1,000.00	$1,018.75	$6.31	1.25%
	A Shares	1,000.00	1,017.30	7.77	1.54
Emerging Growth Stock Fund†	I Shares	1,000.00	1,018.80	6.26	1.24
	A Shares	1,000.00	1,017.30	7.77	1.54
International Equity Fund	I Shares	1,000.00	1,018.65	6.41	1.27
	A Shares	1,000.00	1,017.15	7.92	1.57
International Equity Index Fund	I Shares	1,000.00	1,021.65	3.39	0.67
	A Shares	1,000.00	1,020.15	4.90	0.97
Large Cap Core Growth Stock Fund	I Shares	1,000.00	1,019.65	5.40	1.07
	A Shares	1,000.00	1,018.40	6.66	1.32
	C Shares	1,000.00	1,014.65	10.43	2.07
Large Cap Growth Stock Fund	I Shares	1,000.00	1,019.65	5.40	1.07
	A Shares	1,000.00	1,018.10	6.96	1.38
	C Shares	1,000.00	1,014.60	10.48	2.08
Large Cap Value Equity Fund	I Shares	1,000.00	1,020.95	4.09	0.81
	A Shares	1,000.00	1,019.45	5.60	1.11
	C Shares	1,000.00	1,015.95	9.12	1.81
Mid-Cap Value Equity Fund	I Shares	1,000.00	1,019.80	5.25	1.04
	A Shares	1,000.00	1,018.30	6.76	1.34
	C Shares	1,000.00	1,014.80	10.28	2.04
Select Large Cap Growth Stock Fund	I Shares	1,000.00	1,019.60	5.45	1.08
	A Shares	1,000.00	1,018.10	6.96	1.38
	C Shares	1,000.00	1,014.60	10.48	2.08
Small Cap Growth Stock Fund	I Shares	1,000.00	1,018.85	6.21	1.23
	A Shares	1,000.00	1,017.30	7.77	1.54
	C Shares	1,000.00	1,013.80	11.28	2.24
Small Cap Value Equity Fund	I Shares	1,000.00	1,019.00	6.06	1.20
	A Shares	1,000.00	1,017.50	7.57	1.50
	C Shares	1,000.00	1,014.00	11.08	2.20
Aggressive Growth Allocation Strategy	I Shares	1,000.00	1,024.00	1.01	0.20
	A Shares	1,000.00	1,022.50	2.53	0.50
	C Shares	1,000.00	1,019.00	6.06	1.20
Conservative Allocation Strategy	I Shares	1,000.00	1,024.00	1.01	0.20
	A Shares	1,000.00	1,022.50	2.53	0.50
	C Shares	1,000.00	1,019.00	6.06	1.20
Growth Allocation Strategy	I Shares	1,000.00	1,024.00	1.01	0.20
	A Shares	1,000.00	1,022.50	2.53	0.50
	C Shares	1,000.00	1,019.00	6.06	1.20

115

ADDITIONAL INFORMATION  (concluded)

RIDGEWORTH FUNDS    March 31, 2012

(Unaudited)

Fund	Class	Beginning Account Value 10/01/11	Ending Account Value 03/31/12	Expenses Paid During Period* 10/01/11-03/31/12	Expense Ratio During Period** 10/01/11-03/31/12
Moderate Allocation Strategy	I Shares	$1,000.00	$1,024.00	$1.01	0.20%
	A Shares	1,000.00	1,022.50	2.53	0.50
	C Shares	1,000.00	1,019.00	6.06	1.20

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days (183) in the most recent fiscal half-year divided by the number of days in the fiscal year (366).

**	Annualized.

†	Effective close of business on April 27, 2012, the Fund merged into Aggressive Growth Stock Fund (See Note 9).

Proxy Voting Information

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-784-3863. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.ridgeworth.com and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.ridgeworth.com and on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Information

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available free of charge on the SEC’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

116

INVESTMENT ADVISER:

RidgeWorth Investments

3333 Piedmont Road, NE, Suite 1500

Atlanta, Georgia 30305

www.ridgeworth.com

INVESTMENT SUBADVISERS:

Ceredex Value Advisors LLC

Lincoln Plaza, Suite 1600

300 South Orange Avenue

Orlando, Florida 32801

www.ceredexvalue.com

Certium Asset Management LLC

3333 Piedmont Road, NE, Suite 1500

Atlanta, Georgia 30305

www.certiumllc.com

Silvant Capital Management LLC

3333 Piedmont Road, NE, Suite 1500

Atlanta, Georgia 30305

www.silvantcapital.com

Zevenbergen Capital Investments LLC

601 Union Street, Suite 4600

Seattle, Washington 98101

www.zci.com

This information must be preceded or accompanied by a current prospectus for each Fund described. An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about RidgeWorth Funds can be found in the Fund’s prospectus. For additional information, please call 1-888-784-3863, or visit www.ridgeworth.com. Please read the prospectus carefully before investing.

DISTRIBUTOR:
RIDGEWORTH DISTRIBUTORS LLC

Not FDIC Insured • No Bank Guarantee • May Lose Value

RFAR-EQ-0312

2012 ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2012

RidgeWorth Investments® is the trade name of RidgeWorth Capital Management, Inc.

TABLE OF CONTENTS

RIDGEWORTH FUNDS    March 31, 2012

† Formerly Maryland Municipal Bond Fund.

LETTER TO SHAREHOLDERS

RIDGEWORTH FUNDS    March 31, 2012

Dear Valued Client,

We are encouraged to report that the economy and the financial markets continued to grow and recover for the third year in a row. In addition, we are pleased to report that the RidgeWorth Funds maintained its strong long-term performance record.

Before we look at the year in review and our outlook, the entire RidgeWorth staff thanks you, our valued RidgeWorth shareholders, for choosing and supporting our mutual funds. We continually focus all of our efforts on helping you achieve your investing goals and are grateful that you have placed your confidence in us. It is our mission to maintain that confidence through delivering both outstanding investment performance and exceptional client service.

A year ago, we said we believed that the global economy and the financial markets were gradually healing in the wake of the most severe economic recession and financial crisis in modern memory. We also discussed how the current recovery/expansion has a different look and feel than the traditional rebound and we noted some of the potential implications and opportunities. Equity markets, we suggested, could maintain upward momentum given the low absolute and relative valuations as well as the continued and broadening global monetary stimulus. We also warned, however, that the “easy money” in the equity advance had been made and that fears which dominated markets, namely excess leverage, had not been adequately addressed. As a result, more fiscal policy “heavy lifting,” both domestically and abroad, was still needed.

The past year was one of continued positive, albeit sub-par economic growth in the U.S., highlighted by gradual improvements in job growth, the unemployment rate, and consumer spending. Housing activity remained sidelined by the mortgage foreclosure overhang, but some evidence suggested the national scope of the housing downturn that began in 2006 was evolving into a regional challenge. Business profits and investment also moved higher, though at a somewhat slower pace than the previous year, and corporate balance sheets remained solid. The domestic credit markets showed some signs of recovery as shown by year-over-year increases in commercial and consumer installment loans. Core inflation remained historically low, but headline prices rose due to a spike in energy and food prices.

Even with improving leading indicators, volatility in the equity markets remained at high levels due to the many headline macro events. In addition, correlations (or the collective movement of all prices in the same direction with proportional magnitude) reached levels not seen since the stock market crash of 1929. The S&P 500 Index had a roller coaster year, starting with about a 10% move upward in the first four months, only to see a 20+% correction through September, and then a subsequent strong rally to close out the year. The end result was an increase in the market of approximately two percent, including dividends.

Technology, Healthcare, Staples, and Discretionary stocks generated the strongest returns, helping the Growth style outperform the Value style. Large-cap stocks generally outperformed both mid-cap and small-cap stocks. In the fixed-income markets, continued aggressive monetary easing and concerns over EU sovereign debt pushed bond yields lower, especially in the Treasury market, though investment-grade corporate bonds benefited from narrower credit spreads.

The international picture by contrast was one of slower growth and increased risk. The markets were subjected to the seemingly continuous stream of deadlines and ultimatums surrounding the sovereign debt crisis in the European Union. The EU leadership cobbled together some helpful backstop strategies and enhanced liquidity mechanisms where none existed before, but those were not enough to prevent an economic downturn in the Eurozone. Growth in emerging markets also slowed, ultimately causing a broad shift in these countries’ monetary policies from tighter restraint toward easing. The result was that global monetary policy had turned toward stimulus by early 2012. The MSCI EAFE Developed Markets Index and the MSCI Emerging Markets Index both showed declines during the period.

Against this backdrop, the Federal Reserve maintained its accommodative policy and even went so far as to state that its short-term policy interest rate, the federal funds rate, would likely stay low until late 2014. It also decided to reinvest proceeds from its quantitative easing securities portfolio to help keep longer-term bond yields down. However, fiscal policy support was incrementally more muted as political posturing by both parties allowed only a few popular supports, such as the FICA tax reduction, to continue.

LETTER TO SHAREHOLDERS  (concluded)

RIDGEWORTH FUNDS    March 31, 2012

Through this difficult investing environment, the RidgeWorth Funds continued to maintain a record of strong long-term performance. More than 80% of our Funds beat their Lipper Peer Group medians for the five-year period ended March 31, 2012, and 70% of our Funds finished in the first or second quartile for the ten-year period1. Additionally, Lipper recognized the RidgeWorth International Equity Fund for having the best three-year performance in its category2.

In addition to strong investment performance, RidgeWorth Funds was also recognized for its achievements in client service and marketing. The Mutual Fund Education Alliance (MFEA) presented RidgeWorth Funds with nine awards in the medium-sized mutual fund families category, including the “Overall Advisor Communication Award.” It is a great honor to be recognized for our efforts in communicating with our constituents and for helping investors understand and benefit from our mutual funds.

Our outlook for the economy and the markets remains steady due to stable Gross Domestic Product (GDP) and job growth along with reasonable equity valuations. However, we believe many of the challenges that affected the markets over the past several years are still with us; fiscal strains in the EU, a weak housing market, heavy mortgage debt burdens, high unemployment, and record federal deficits are the most prominent. In addition, the recent sharp rise in oil and gasoline prices adds another challenge to achieving a sustained recovery. We expect the pace of growth to remain slower than normal because of the headwinds mentioned above, but inflation could materialize if energy prices continue to rise. However, despite recent upward pressure on some of the headline inflation measures, the Federal Reserve has pledged not to raise interest rates soon because of consumers’ weak balance sheets and low savings rates.

We believe the markets will continue to offer opportunities, but investors will have to be more selective and company specific. This type of market fits well with RidgeWorth’s bottom-up approach to security selection.

We wish to again thank you for placing your trust and confidence in us, and we look forward to another good year together.

Sincerely,

Ashi Parikh

Chairman, CEO, CIO

RidgeWorth Capital Management, Inc.

[1]

For the period ended 3/31/12, 57%, 87% and 70% of the RidgeWorth Funds (I Shares) beat their Lipper peer group medians for the 1-, 5- and 10-year periods, respectively. The Lipper rankings are as of 3/31/12, for I Shares only, based on total returns and do not reflect a sales charge. ©2012 Lipper Leader, Reuters. All Rights Reserved. Lipper Ratings are according to Lipper, a Thomson Reuters Company. Past performance is not indicative of future results.

[2]

For the period ended 3/31/12, the RidgeWorth International Equity Fund had Lipper rankings of 14 of 123 International Large Cap Funds, 1 of 111, 12 of 85 and 29 of 55 for the 1-, 3-, 5- and 10-year periods, respectively. The Lipper rankings are as of 3/31/12, for I Shares only, based on total returns and do not reflect a sales charge. ©2012 Lipper Leader, Reuters. All Rights Reserved. Lipper Ratings are according to Lipper, a Thomson Reuters Company. Past performance is not indicative of future results.

CORE BOND FUND

Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi
•	Michael Rieger

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

For the 12 months ended March 31, 2012, the Core Bond Fund returned 9.65% (I Shares) versus 7.71% for the Barclays Capital U.S. Aggregate Bond Index and 8.53% for the Barclays Capital U.S. Government/Credit Bond Index. The Fund’s benchmark was changed in the middle of the fiscal year from the Barclays Capital U.S. Government/Credit Bond Index to the Barclays Capital U.S. Aggregate Bond Index. For the five-year period, the Fund outperformed the Barclays Capital U.S. Government/Credit Bond Index, returning 7.20% versus 6.26% for the index.

What factors influenced the Fund’s performance for the period ended March 31, 2012?

Performance over the last year was mostly influenced by how a Fund was positioned in the third quarter of 2011, when many of the “riskier” investment types radically re-priced amidst the cross currents of an underperforming domestic economy and a banking and sovereign debt crisis in Europe. While the Fund was overweight non-Treasury sectors for all of 2011, our defensive positioning within those sectors was the key to our outperformance. Our flatter yield curve positioning paid significant dividends as the curve flattened dramatically over the past year.

How do you plan to position the Fund, based on market conditions?

Central bank liquidity once again produced a rally in the riskier investment types in early 2012 as the European Central Bank (ECB) took center stage with a continuation of a program they introduced in late 2011. The ECB offered essentially unlimited three-year funding to banks across the Euro Zone in two separate operations over the last four months. While inciting a classic rally in the riskiest stocks and lowest quality bonds, we fail to see any fundamental progress to warrant this repricing. Questions remain pertaining to the sustainability of the current growth trajectory and whether there have been “pull-forward” effects due to the mild winter.

We remain overweight corporate bonds, but only modestly so relative to recent years. The positioning remains defensive, overweighting the industrial sector while significantly underweighting the traditional banking sector. While still overweight residential mortgage-backed securities (RMBS), we did take profits by modestly reducing our weighting in the most recent quarter, having seen certain segments achieve relatively rich valuations. Similar to corporate bonds, we remain overweight commercial mortgage-backed securities (CMBS), but at a lower level than recent years and the exposure is defensive near the top of the capital structure. This is all consistent with our “safe income at a reasonable price” theme repeatedly emphasized over the last year.

Given the significant yield curve flattening over the last year we elected to take some profits and somewhat normalize our curve position in late 2011. While still modestly positioned for a flatter curve, it is a much smaller trade in 2012, as the curve is much closer to its trailing 10 year average than it was one year ago.

CORE BOND FUND

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

Effective September 30, 2011, the benchmark index for the Fund changed from the Barclays Capital U.S. Government/Credit Bond Index to the Barclays Capital U.S. Aggregate Bond Index. Management believes the Barclays Capital U.S. Aggregate Bond Index better reflects the Core Bond Fund’s investment style.

The Fund’s performance is compared to the Barclays Capital U.S. Aggregate Bond Index and the Barclays Capital U.S. Government/Credit Bond Index. Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate and taxable bond market of SEC-registered securities, and includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS sectors. Barclays Capital U.S. Government/Credit Bond Index, which is the non-securitized component of the Barclays Capital U.S. Aggregate Bond Index and includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-authority issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. These indices are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/12
Core Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	9.29%	6.91%	6.87%	5.68%
	with sales charge*	4.08%	5.18%	5.84%	5.17%
R Shares^		8.83%	6.57%	6.35%	5.14%
I Shares		9.65%	7.24%	7.20%	6.04%
Barclays Capital U.S. Aggregate Bond Index		7.71%	6.83%	6.25%	5.80%
Barclays Capital U.S. Government/Credit Bond Index		8.53%	7.09%	6.26%	5.91%

Prospectus Expense Ratio[1]					Gross
A Shares					0.62%
R Shares					0.95%
I Shares					0.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

^	Effective at the close of business on 7/31/09, C Shares converted to R Shares and C Shares are no longer available for purchase. The performance shown prior to such date is based on the performance of the C Shares of the Fund and has not been adjusted to reflect R Shares expenses.

[1]

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2012)

as a percentage of investments

CORPORATE BOND FUND

Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.

International investing involves increased risk and volatility.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

For the 12 months ended March 31, 2012, the Corporate Bond Fund returned 9.10% (I Shares) versus 9.45% for the Barclays Capital U.S. Corporate Index (the “Index”).

What factors influenced the Fund’s performance for the period ended March 31, 2012?

The trailing 12-month underperformance is due to the rally in the riskier investment types in the first quarter of 2012, where more central bank liquidity inspired the riskiest stocks (high beta) and lowest quality bonds to outperform higher quality stocks and bonds. The Fund remains defensively positioned and thus lags the market in environments where excessive risk is rewarded. This defensive positioning in the Fund paid huge dividends for the 2011 calendar year where the Fund outperformed its benchmark by 72 basis points.

How do you plan to position the Fund, based on market conditions?

Central bank liquidity once again produced a risk rally in early 2012 as the European Central Bank (ECB) took center stage with a continuation of a program they introduced in late 2011. The ECB offered essentially unlimited three-year funding to banks across the Euro Zone in two separate operations over the last four months. While inciting a classic high beta/low quality rally, we fail to see any fundamental progress to warrant this repricing. Questions remain pertaining to the sustainability of the current growth trajectory and whether there have been “pull-forward” effects due to the mild winter.

We remain defensively positioned, overweighting the industrial sector while significantly underweighting the traditional banking sector. Bank balance sheets remain opaque and overleveraged globally. These institutions remain uniquely exposed to European contagion and a residential real estate market that is still under pressure. Little fundamental progress was made in the first quarter to address these critical issues.

CORPORATE BOND FUND

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Corporate Index, which covers U.S. dollar-denominated, investment grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. The Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/12
Corporate Bond Fund		Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
A Shares	without sales charge	10/08/03	8.78%	11.06%	6.19%	N/A	5.98%
	with sales charge*		3.62%	9.26%	5.18%	N/A	5.37%
C Shares	without CDSC	11/30/01	8.05%	10.31%	5.46%	5.57%	N/A
	with CDSC*		7.07%	10.31%	5.46%	5.57%	N/A
I Shares		11/30/01	9.10%	11.39%	6.51%	6.45%	N/A
Barclays Capital U.S. Corporate Index			9.45%	13.35%	6.94%	6.62%	5.85%

Prospectus Expense Ratio[1]							Gross
A Shares							0.83%
C Shares							1.50%
I Shares							0.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2012)

as a percentage of investments

GEORGIA TAX-EXEMPT BOND FUND

Portfolio Manager

•	Chris Carter, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in the Fund may involve increased risk.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

For the 12 months ended March 31, 2012, the Fund’s I Shares had a total return of 12.33% versus an average return of 11.84% for the funds classified in the Lipper Georgia Municipal Debt Objective and a 12.07% total return for the Barclays Capital U.S. Municipal Bond Index (the “Index”). The long end of the municipal yield curve, defined as 22-year and longer maturities, provided the greatest total return during the period, with total returns generally increasing as you progressed out the curve (according to Barclays Capital). Relative to the Index, the Fund maintains a higher allocation to the cash equivalent, 7-year, 20-year, and long bond sectors, and a lower allocation to all other maturity sectors, as of March 31, 2012. Additionally, relative to the Index, the Fund maintains an approximately neutral allocation to securities rated AAA and AA, a higher allocation to securities in the A rating category, and a lower allocation to securities in the BAA rating category. Trading activity and portfolio events during the period resulted in exposure to the 15-year and long bond sectors being increased. The 5-, 10-, and 30-year generic AAA rated municipal bond yields declined 79, 108, and 141 basis points (a basis point equals one hundredth of one percentage point) respectively, over the 12 months (according to Municipal Market Data Line).

What factors influenced the Fund’s performance for the period ended March 31, 2012?

Yield curve positioning contributed to the Fund’s outperformance for the period. Although the Fund began reducing exposure to the long end of the yield curve in the fourth quarter of 2010, the Fund still maintains an overweight of this maturity range relative to the Index. The long bond sector outperformed the 7-year sector by 1017 basis points for the 12 months ended March 31, 2012 (according to Barclays). Overweights of the hospital, education, and local general obligation sectors also contributed to the Fund’s outperformance.

How do you plan to position the Fund, based on market conditions?

With municipal supply likely to remain manageable this year, further investor flight-to-quality would likely increase the attractiveness of municipal bonds. Municipals as an asset class are relatively secure while offering among the highest after-tax returns over the past decade for those in the top marginal tax brackets. A reversion to higher income tax rates at the end of 2012 could further stoke investor demand by increasing the value of the municipal tax exemption. We will continue to make tactical adjustments to the Fund, periodically, as a part of an active portfolio management process. All activity will occur within an investment grade construct and the average credit quality of Fund holdings should remain high relative to its peers.

GEORGIA TAX-EXEMPT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long-term tax-exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The Index is unmanaged and does not reflect the deduction of fees such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/12
Georgia Tax-Exempt Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	12.14%	6.16%	4.23%	4.31%
	with sales charge*	6.77%	4.45%	3.23%	3.81%
I Shares		12.33%	6.33%	4.37%	4.48%
Barclays Capital U.S. Municipal Bond Index		12.07%	7.70%	5.42%	5.46%

Prospectus Expense Ratio[1]					Gross
A Shares					0.76%
I Shares					0.61%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

[1]

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2012)

as a percentage of investments

HIGH GRADE MUNICIPAL BOND FUND

Portfolio Manager

•	Ronald Schwartz, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

The geographical concentration of portfolio holdings in the Fund may involve increased risk.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

For the 12 months ended March 31, 2012, the Fund’s I Shares had a total return of 13.43% versus an average return of 11.49% for the funds classified in the Lipper Insured Municipal Debt Objective and 12.07% total return for the Barclays Capital U.S. Municipal Bond Index (the “Index”). The long end of the municipal yield curve, defined as 22-year and longer maturities, provided the greatest total return during the period, with total returns generally increasing as you progressed out the curve (according to Barclays Capital). Relative to the Index, the Fund maintains a higher allocation to the cash equivalent, and maturities over 17 years and a lower allocation between 1-17 years as of March 31, 2012. Additionally, relative to the Index, the Fund maintains an overweight to AAA-rated securities, a neutral allocation to A-rated and lower allocation to AA and Baa versus the Index. The 5-, 10-, and 30-year generic AAA rated municipal bond yields declined 79, 108, and 141 basis points (a basis point equals one hundredth of one percentage point), respectively, over the 12 months (according to Municipal Market Data Line).

What factors influenced the Fund’s performance for the period ended March 31, 2012?

Yield curve positioning contributed to the Fund’s outperformance for the period versus the Index. The long bond sector outperformed the 7-year sector by 1017 basis points for the 12 months ended March 31, 2012 (according to Barclays). Overweights of the hospital, education, transportation and local general obligation sectors also contributed to the Fund’s outperformance. The Fund’s high quality bias was a drag on performance versus both the Index and the peer group. Barclays BBB-rated Index returned 17.61% for the period ended March 31, 2012, versus AAA Index return of 8.50% for the same period.

How do you plan to position the Fund, based on market conditions?

With municipal supply likely to remain manageable this year, further investor flight-to-quality would likely increase the attractiveness of municipal bonds. Municipals as an asset class are relatively secure while offering among the highest after-tax returns over the past decade for those in the top marginal tax brackets. A reversion to higher income tax rates at the end of 2012 could further stoke investor demand by increasing the value of the municipal tax exemption. We will continue to make tactical adjustments to the Fund, periodically, as a part of an active portfolio management process. All activity will occur within an investment grade construct and the average credit quality of Fund holdings should remain high relative to its peers and Index.

HIGH GRADE MUNICIPAL BOND FUND

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long-term tax-exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The Index is unmanaged and does not reflect the deduction of fees such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/12
High Grade Municipal Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	13.36%	8.31%	5.51%	4.90%
	with sales charge*	8.02%	6.58%	4.48%	4.39%
I Shares		13.43%	8.45%	5.67%	5.07%
Barclays Capital U.S. Municipal Bond Index		12.07%	7.70%	5.42%	5.46%

Prospectus Expense Ratio[1]					Gross
A Shares					0.87%
I Shares					0.71%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

[1]

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2012)

as a percentage of investments

HIGH INCOME FUND

Portfolio Managers

•	Brian Nold, M.D.

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

The 3.04% return of the High Income Fund (I Shares) for the twelve months ended March 31, 2012 lagged the 6.45% return of the Barclays Capital U.S. Corporate High Yield Bond Index (the “Index”) by 3.41%.

What factors influenced the Fund’s performance for the period ended March 31, 2012?

The return shortfall was due to an overweighting in certain large, liquid Utility, Transportation and Gaming issuers that underperformed during quick cycles over the last year when investors were less willing to take risk. The prices of bonds from these issuers fell during technical sell off in the second half of 2011. When the “risk on” market sentiment returned in early 2012 (investors more willing to take risk), they outperformed and recovered a portion of the return lag. The negative factors were partially offset by the positive effects of favorable security selection in Telecom, Energy, Health Care and Technology.

How do you plan to position the Fund, based on market conditions?

The fundamentals of High Yield issuers remain solid. New issuance is on pace to register another exceptional year. The majority of the proceeds are being used to refinance shorter-maturity debt. Companies continue to be prudent. They are controlling costs and reining in merger and acquisition activity that might increase leverage. Balance sheets are still improving, leverage ratios are falling and rating agency upgrades are exceeding downgrades for the third straight year.

Given the strengthening of balance sheets, default rates are expected to remain low. After peaking at double digit rates during the credit crisis in 2008-2009, most analysts are forecasting default rates of 2.0% or below for the next two years. Compared to Treasuries, current interest rates more than compensate High Yield investors for the low level of expected defaults.

While we expect that, after a strong first quarter, the sector could experience some short-term volatility because of instability in the global economy, the condition of issuers leads us to the conclusion that, over the intermediate term, High Yield will earn its coupon plus some additional return from improving credit metrics. Therefore, we continue to be fully invested and to look for opportunities in companies that pass our rigorous credit process.

HIGH INCOME FUND

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Corporate High Yield Bond Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The Index excludes Emerging Markets debt. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/12
High Income Fund		Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
A Shares	without sales charge	10/27/03	2.74%	23.32%	7.69%	N/A	8.73%
	with sales charge*		–2.09%	21.36%	6.64%	N/A	8.10%
R Shares^		05/04/94	2.25%	22.92%	7.17%	8.30%	N/A
I Shares		10/03/01	3.04%	23.72%	8.01%	9.16%	N/A
Barclays Capital U.S. Corporate High Yield Bond Index			6.45%	23.87%	8.10%	9.24%	8.65%

Prospectus Expense Ratio[1]							Gross
A Shares							1.01%
R Shares							1.41%
I Shares							0.71%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

^	Effective at the close of business on 7/31/09, C Shares converted to R Shares and C Shares are no longer available for purchase. The performance shown prior to such date is based on the performance of the C Shares of the Fund and has not been adjusted to reflect R Share expenses.

1	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2012)

as a percentage of investments

INTERMEDIATE BOND FUND

Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi
•	Michael Rieger
•	Seth Antiles, Ph.D

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

For the 12 months ended March 31, 2012, the Intermediate Bond Fund returned 6.45% (I Shares) versus 6.09% for the Barclays Capital Intermediate U.S. Government/Credit Bond Index (the “Index”). For the longer five-year period, the Fund has outpaced the Index at 6.33% versus 5.67% over five years.

What factors influenced the Fund’s performance for the period ended March 31, 2012?

Performance over the last year was mostly influenced by how a fund was positioned in the third quarter of 2011, when many of the “riskier” investment types radically re-priced amidst the cross currents of an underperforming domestic economy and a banking and sovereign debt crisis in Europe. While the Fund was overweight non-Treasury sectors for all of 2011, our defensive positioning within those sectors was the key to our outperformance. Our flatter yield curve positioning paid significant dividends as the curve flattened dramatically over the past year. Opportunistic exposure to agency only residential mortgage-backed securities (RMBS) also contributed nicely to our outperformance.

How do you plan to position the Fund, based on market conditions?

Central bank liquidity once again produced a rally in the riskier investment types in early 2012 as the European Central Bank (ECB) took center stage with a continuation of a program they introduced in late 2011. The ECB offered essentially unlimited three-year funding to banks across the Euro Zone in two separate operations over the last four months. While inciting a classic rally in the riskiest stocks and lowest quality bonds, we fail to see any fundamental progress to warrant this repricing. Questions remain pertaining to the sustainability of the current growth trajectory and whether there have been “pull-forward” effects due to the mild winter.

We remain overweight corporate bonds but only modestly so relative to recent years. The positioning remains defensive, overweighting the industrial sector while significantly underweighting the traditional banking sector. While still opportunistically overweight RMBS we did take some profits in the most recent quarter, having seen certain segments achieve relatively rich valuations. This is all consistent with our “safe income at a reasonable price” theme repeatedly emphasized over the last year.

Given the significant yield curve flattening over the last year we elected to take some profits and somewhat normalize our curve position in late 2011. While still modestly positioned for a flatter curve, it is a much smaller trade in 2012, as the curve is much closer to its trailing 10 year average than it was one year ago.

INTERMEDIATE BOND FUND

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital Intermediate U.S. Government/Credit Bond Index, which measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related (the U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, and have $250 million or more of outstanding face value. In addition, the securities must be fixed rate and non-convertible securities. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/12
Intermediate Bond Fund		Inception Date†	1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	06/30/99	6.26%	5.19%	6.09%	5.16%
	with sales charge*		1.18%	3.50%	5.06%	4.65%
R Shares		06/30/99	5.72%	4.74%	5.57%	4.74%
I Shares		06/30/99	6.45%	5.42%	6.33%	5.37%
Barclays Capital Intermediate U.S. Government/Credit Bond Index			6.09%	5.88%	5.67%	5.29%

Prospectus Expense Ratio[1]						Gross
A Shares						0.60%
R Shares						1.10%
I Shares						0.34%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

†	A Shares and R Shares were offered beginning on 10/11/04. The performance shown prior to such date for A Shares and R Shares is based on the performance of the Class I Shares of the Seix Intermediate Bond Fund, an open-end investment company that was the predecessor fund to the Intermediate Bond Fund and performance is based on the performance of I Shares. During the period 10/16/07 through 1/17/08, R Shares did not have any shareholders. Historical performance based on the predecessor fund or on the I Shares has not been adjusted to reflect A Share or R Share expenses. If it had been, the performance would have been lower.

1	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2012)

as a percentage of investments

INVESTMENT GRADE TAX-EXEMPT BOND FUND

Portfolio Manager

•	Ronald Schwartz, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

For the 12 months ended March 31, 2012, the Fund’s I Shares had a total return of 10.62% versus an average return of 9.20% for the funds classified in the Lipper Intermediate Municipal Debt Objective and 8.91% total return for the Barclays Capital U.S. Municipal Bond 1-15 Year Blend Index (the “Index”). The long end of the municipal yield curve, defined as 22-year and longer maturities, provided the greatest total return during the period, with total returns generally increasing as you progressed out the curve (according to Barclays Capital). Relative to the Index, the Fund maintains a higher allocation to the cash equivalent, 6-8 year maturity bucket and 12 years and longer as of March 31, 2012. Additionally, relative to the Index, the Fund maintains an overweight to AAA-rated securities while underweight to lower-rated investment grade paper. The 5-, 10-, and 30-year generic AAA-rated municipal bond yields declined 79, 108, and 141 basis points (a basis point equals one hundredth of one percentage point), respectively, over the 12 months (according to Municipal Market Data Line).

What factors influenced the Fund’s performance for the period ended March 31, 2012?

Yield curve positioning contributed to the Fund’s outperformance for the period versus the Index. The long bond sector outperformed the 7-year sector by 1017 basis points for the 12 months ended March 31, 2012 (according to Barclays). Overweights of the hospital, education, transportation and local general obligation sectors also contributed to the Fund’s outperformance. The Fund’s high quality bias was a drag on performance versus both the Index and the peer group. Barclays BBB-rated Index returned 17.61% for the period ended March 31, 2012, versus AAA Index return of 8.50% for the same period.

How do you plan to position the Fund, based on market conditions?

With municipal supply likely to remain manageable this year, further investor flight-to-quality would likely increase the attractiveness of municipal bonds. Municipals as an asset class are relatively secure while offering among the highest after-tax returns over the past decade for those in the top marginal tax brackets. A reversion to higher income tax rates at the end of 2012 could further stoke investor demand by increasing the value of the municipal tax exemption. We will continue to make tactical adjustments to the Fund, periodically, as a part of an active portfolio management process. All activity will occur within an investment grade construct and the average credit quality of Fund holdings should remain high relative to its peers and Index.

INVESTMENT GRADE TAX-EXEMPT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Barclays Capital U.S. Municipal Bond 1-15 Year Blend Index is composed of tax-exempt bonds with maturities ranging between 1 and 15 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/12
Investment Grade Tax-Exempt Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	10.33%	6.64%	5.62%	4.97%
	with sales charge*	5.10%	4.92%	4.60%	4.46%
I Shares		10.62%	6.94%	5.93%	5.32%
Barclays Capital U.S. Municipal Bond 1-15 Year Blend Index		8.91%	6.07%	5.49%	5.11%

Prospectus Expense Ratio[1]					Gross
A Shares					0.87%
I Shares					0.59%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

[1]

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2012)

as a percentage of investments

LIMITED DURATION FUND

Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi
•	Michael Rieger
•	Seth Antiles, Ph.D

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

For the 12 months ended March 31, 2012, the Limited Duration Fund returned 0.58% (I Shares), versus 0.06% for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index (the “Index”).

What factors influenced the Fund’s performance for the period ended March 31, 2012?

Income was the performance driver again as the Fund was invested in a variety of short average life securitized assets that offer attractive spreads.

How do you plan to position the Fund, based on market conditions?

Central bank liquidity once again produced a rally in the riskier investment types in early 2012 as the European Central Bank (ECB) took center stage with a continuation of a program they introduced in late 2011. The ECB offered essentially unlimited three-year funding to banks across the Euro Zone in two separate operations over the last four months. While inciting a classic rally in the riskiest stocks and lowest quality bonds, we fail to see any fundamental progress to warrant this repricing. Questions remain pertaining to the sustainability of the current growth trajectory and whether there have been “pull-forward” effects due to the mild winter.

Amidst the ongoing cross currents of a sub-par economic recovery and repeated central bank intervention, we remain conservatively positioned. This is consistent with our “safe income at a reasonable price” theme repeatedly emphasized over the last year.

LIMITED DURATION FUND

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 10/25/02 (inception date). Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index, which tracks the monthly price-only and total return performance of a three-month Treasury bill, based on monthly average auction rates. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/12
Limited Duration Fund	Inception Date	1 Year	3 Year	5 Year	Since Inception
I Shares†	10/25/02	0.58%	1.54%	1.42%	1.97%
Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index		0.06%	0.13%	1.24%	1.91%	*

Prospectus Expense Ratio[1]					Gross
I Shares					0.22%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

†	I Shares were offered beginning on 10/11/04. The performance shown prior to such date is based on the performance of the Seix Limited Duration Fund, an open-end investment company that was the predecessor fund to the Limited Duration Fund

*	The performance return and the hypothetical $10,000 investment for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is for the period from 10/31/02 to 3/31/12.

1	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2012)

as a percentage of investments

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND

Portfolio Managers

•	James F. Keegan
•	Perry Troisi
•	Adrien Webb, CFA
•	Michael Rieger
•	Seth Antiles, Ph.D

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

For the 12 months ended March 31, 2012, the Limited-Term Federal Mortgage Securities Fund returned 7.01% (I Shares) versus 6.21% for the Barclays Capital U.S. Mortgage Backed Securities Index (the “Index”). For the longer 3-year period, the Fund has outpaced the Index returning 5.71% versus 5.26%.

What factors influenced the Fund’s performance for the period ended March 31, 2012?

Over the last year, performance was primarily driven by the Fund’s usage of collateralized mortgage obligations (CMOs) in lieu of 30-year current coupon pass-through exposure. CMOs with longer-term cash flows, backed largely by 15-year 3% and 3.5% collateral, were added to the Fund in early 2011. This longer, more convex structure was a solid complement to our higher coupon bias on the traditional coupon stack. This combination offered a portfolio with attractive yield that also participated in the treasury rate rally witnessed in the second half of 2011.

How do you plan to position the Fund, based on market conditions?

Central bank liquidity once again produced a rally in the riskier investment types in early 2012 as the European Central Bank (ECB) took center stage with a continuation of a program they introduced in late 2011. The ECB offered essentially unlimited three-year funding to banks across the Euro Zone in two separate operations over the last four months. While inciting a classic rally in the riskiest stocks and lowest quality bonds, we fail to see any fundamental progress to warrant this repricing. Questions remain pertaining to the sustainability of the current growth trajectory and whether there have been “pull-forward” effects due to the mild winter.

We remain overweight structure (CMOs) in addition to modest commercial mortgage-backed securities (CMBS) exposure. We still prefer this more convex, or defensive posture, amidst the ongoing volatility in the capital markets. Continued speculation about the potential for more quantitative easing from the Federal Reserve and the role the mortgage market may play in such action only adds to the volatility.

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Mortgage Backed Securities Index, which covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/12
Limited-Term Federal Mortgage Securities Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	6.81%	5.51%	5.74%	4.50%
	with sales charge*	4.15%	4.63%	5.21%	4.23%
C Shares	without CDSC	5.94%	4.66%	4.89%	3.81%
	with CDSC*	4.94%	4.66%	4.89%	3.81%
I Shares		7.01%	5.71%	5.94%	4.72%
Barclays Capital U.S. Mortgage Backed Securities Index		6.21%	5.26%	6.33%	5.65%

Prospectus Expense Ratio[1]					Gross
A Shares					1.04%
C Shares					1.85%
I Shares					0.83%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2012)

as a percentage of investments

NORTH CAROLINA TAX-EXEMPT BOND FUND

Portfolio Manager

•	Chris Carter, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in this Fund may involve increased risk.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

For the 12 months ended March 31, 2012, the Fund’s I Shares had a total return of 11.51% versus an average return of 13.40% for the funds classified in the Lipper North Carolina Municipal Debt Objective and a 12.07% total return for the Barclays Capital U.S. Municipal Bond Index (the “Index”). The long end of the municipal yield curve, defined as 22-year and longer maturities, provided the greatest total return during the period, with total returns generally increasing as you progressed out the curve (according to Barclays Capital). Relative to the Index, the Fund maintains a higher allocation to the cash equivalent, 3-year, 20-year, and long bond sectors, and a lower allocation to all other maturity sectors, as of March 31, 2012. Additionally, relative to the Index, the Fund maintains a higher allocation to securities rated AAA and A and a lower allocation to all other rating categories. Trading activity and portfolio events during the period resulted in exposure to the less than 1-year, 3-year, 20-year, long bond sectors being increased. The 5-, 10-, and 30-year generic AAA-rated municipal bond yields declined 79, 108, and 141 basis points (a basis point equals one hundredth of one percentage point) respectively, over the 12 months (according to Municipal Market Data Line).

What factors influenced the Fund’s performance for the period ended March 31, 2012?

The Fund’s more conservative approach was punitive during the period and led to underperformance relative to most of our peers. The Fund underperformed the Index by a much narrower margin. Although the Fund began reducing exposure to the long end of the yield curve in the fourth quarter of 2010, the Fund still maintains an overweight of this maturity range relative to the Index. The long bond sector outperformed the 7-year sector by 1017 basis points for the 12 months ended March 31, 2012 (according to Barclays). Many peers had a greater level of exposure to longer maturities. In addition, the Fund holds fewer BBB-rated bonds than many of its peers. BBB-rated securities outperformed AAA-rated securities by 911 basis points during the period (according to Barclays).

How do you plan to position the Fund, based on market conditions?

With municipal supply likely to remain manageable this year, further investor flight-to-quality would likely increase the attractiveness of municipal bonds. Municipals as an asset class are relatively secure while offering among the highest after-tax returns over the past decade those in the top marginal tax brackets. A reversion to higher income tax rates at the end of 2012 could further stoke investor demand by increasing the value of the municipal tax exemption. We will continue to make tactical adjustments to the Fund, periodically, as a part of an active portfolio management process. All activity will occur within an investment grade construct and the average credit quality of Fund holdings should remain high relative to its peers.

NORTH CAROLINA TAX-EXEMPT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 1/8/04 (inception date). Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long-term tax-exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/12
North Carolina Tax-Exempt Bond Fund		Inception Date†	1 Year	3 Year	5 Year	Since Inception
A Shares	without sales charge	01/08/04	11.47%	6.37%	4.36%	4.02%
	with sales charge*		6.20%	4.65%	3.35%	3.40%
I Shares		01/08/04	11.51%	6.52%	4.51%	4.08%
Barclays Capital U.S. Municipal Bond Index			12.07%	7.70%	5.42%	4.94%	[1]

Prospectus Expense Ratio[2]						Gross
A Shares						0.79%
I Shares						0.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

†	I Shares and A Shares were offered beginning on 3/21/05. The performance shown prior to such date for I Shares and A Shares is based on the performance of the CCMI Tax- Exempt North Carolina Bond Fund, the predecessor fund. Historical performance has not been adjusted to reflect A Share expenses. If it had been, the performance would have been lower.

1	The performance return and the hypothetical $10,000 investment for the Barclays Capital U.S. Municipal Bond Index is for the period from 12/31/03 to 3/31/12.

2	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2012)

as a percentage of investments

SEIX FLOATING RATE HIGH INCOME FUND

Portfolio Managers

•	George Goudelias

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.

Floating rate loans are typically senior and secured, in contrast to other below-investment grade securities. However, there is no guarantee that the value of the collateral will not decline, causing a loan to be substantially unsecured. Loans generally are subject to restrictions on resale, and they sometimes trade infrequently in the secondary market. Certain types of loans may limit the ability of the Fund to enforce its rights and may involve assuming additional credit risks.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

The 3.31% return of the Seix Floating Rate High Income Fund (I Shares) for the twelve months ended March 31, 2012 lagged the 3.58% return of the Credit Suisse First Boston (“CSFB”) Institutional Leveraged Loan Index (the “Index”) by 0.27%.

What factors influenced the Fund’s performance for the period ended March 31, 2012?

The slight return shortfall was due to an overweighting in certain large, liquid Telecom and Utility issuers along with an underweighting in the Service and Food industries in early 2012. Nearly offsetting these negative factors was positive security selection in Gaming, Health Care, Technology and Broadcasting.

How do you plan to position the Fund, based on market conditions?

The fundamentals of Bank Loan issuers remain solid. Companies continue to be prudent. They are controlling costs and reining in merger and acquisition activity that might increase leverage. Balance sheets are still improving, leverage ratios are falling and rating agency upgrades are exceeding downgrades for the third straight year. While year-to-date new issuance is above 2011’s level for the entire year, the majority of proceeds have been used to refinance existing loans and demand from collateralized loan obligations (CLOs) has accounted for the rest. Reemerging CLO production is on pace to register the best year since 2006.

Given the strengthening of balance sheets, default rates are expected to remain low. After peaking at double digit rates during the credit crisis in 2008-09, most analysts are forecasting default rates of 1.0% or below for the next two years. Compared to LIBOR, current interest rates more than compensate Bank Loan investors for the low level of expected defaults. We expect that, after a strong first quarter, the sector could experience some short-term volatility. The condition of issuers leads us to the conclusion that, over the intermediate term, Bank Loans will earn their coupon plus some additional return from improving credit metrics. Therefore, we continue to be fully invested and to look for opportunities in companies that pass our rigorous credit process.

SEIX FLOATING RATE HIGH INCOME FUND

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/1/06 (inception date). Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The CSFB Institutional Leveraged Loan Index is a market value-weighted index designed to represent the investable universe of the USD-denominated leveraged loan market. The Index reflects reinvestment of all distributions and changes and market prices. CSFB Institutional Leveraged Loan Index is a subindex of the CSFB Leveraged Loan Index which contains only institutional loan facilities priced above 90, excluding Term Loan and Term Loan-A facilities and loans rated CC, C or in default. It is designed to more closely reflect the investment criteria of institutional investments. These indices are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/12
Seix Floating Rate High Income Fund		Inception Date†	1 Year	3 Year	5 Year	Since Inception
A Shares	without sales charge	03/01/06	3.05%	12.06%	3.51%	4.07%
	with sales charge*		0.49%	11.12%	2.98%	3.64%
C Shares	without CDSC	03/01/06	2.26%	11.37%	2.91%	3.60%
	with CDSC*		1.28%	11.37%	2.91%	3.60%
I Shares		03/01/06	3.31%	12.45%	3.84%	4.38%
CSFB Institutional Leveraged Loan Index			3.58%	7.70%	1.46%	2.53%	**

Prospectus Expense Ratio[1]						Gross
A Shares						0.85%
C Shares						1.51%
I Shares						0.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

†	The A Shares and C Shares were offered beginning on 5/8/06 and 8/2/07, respectively. The performance shown prior to such dates is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share or C Share expenses. If it had been, the performance would have been lower.

**	The performance return and the hypothetical $10,000 investment for the CSFB Institutional Leveraged Loan Index is for the period from 2/28/06 to 3/31/12.

1	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2012)

as a percentage of investments

SEIX HIGH YIELD FUND

Portfolio Managers

•	Michael Kirkpatrick
•	Brian Nold, M.D.

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

The 3.44% return of the Seix High Yield Fund (I Shares) for the twelve months ended March 31, 2012 lagged the 6.19% return of the Bank of America Merrill Lynch BB-B U.S. High Yield Constrained Index (the “Index”) by 2.75%.

What factors influenced the Fund’s performance for the period ended March 31, 2012?

The return shortfall was due to an overweighting in certain large, liquid Utility, Finance, Telecommunication and Transportation issuers that underperformed during the quick cycles over the last year when investors were less willing to take risk. The prices of bonds from these issuers fell during technical sell off in the second half of 2011. When the “risk on” market sentiment returned in early 2012 (investors were more willing to take risk), they outperformed and recovered a portion of the underperformance in the second half of 2011. The negative factors were partially offset by the positive effects of favorable security selection in Health Care and Energy.

How do you plan to position the Fund, based on market conditions?

The fundamentals of High Yield issuers remain solid. New issuance is on pace to register another exceptional year. The majority of the proceeds are being used to refinance shorter maturity debt. Companies continue to be prudent. They are controlling costs and reining in merger and acquisition activity that might increase leverage. Balance sheets are still improving, leverage ratios are falling and rating agency upgrades are exceeding downgrades for the third straight year.

Given the strengthening of balance sheets, default rates are expected to remain low. After peaking at double digit rates during the credit crisis in 2008-09, most analysts are forecasting default rates of 2.0% or below for the next two years. Compared to Treasuries, current interest rates more than compensate High Yield investors for the low level of expected defaults.

While we expect that, after a strong first quarter, the sector could experience some short-term volatility because of instability in the global economy, the condition of issuers leads us to the conclusion that, over the intermediate term, High Yield will earn its coupon plus some additional return from improving credit metrics. Therefore, we continue to be fully invested and to look for opportunities in companies that pass our rigorous credit process.

SEIX HIGH YIELD FUND

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Bank of America Merrill Lynch BB-B U.S. High Yield Constrained Index, which tracks the performance of BB1 through B3 USD-denominated corporate bonds publicly issued in the U.S. domestic market and is restricted to a maximum of 2% per issuer. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/12
Seix High Yield Fund		Inception Date†	1 Year[1]	3 Year	5 Year	10 Year
A Shares	without sales charge	12/29/00	3.21%	16.38%	5.91%	6.89%
	with sales charge*		–1.69%	14.49%	4.89%	6.36%
R Shares^		12/29/00	2.69%	15.79%	5.22%	6.41%
I Shares		12/29/00	3.44%	16.58%	6.05%	7.08%
Bank of America Merrill Lynch BB-B U.S. High Yield Constrained Index			6.19%	19.98%	7.23%	8.23%

Prospectus Expense Ratio[1]						Gross
A Shares						0.77%
R Shares						1.20%
I Shares						0.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

†

The I Shares, A Shares and R Shares were offered beginning on 10/11/04. The performance shown prior to such date is based on the performance of the Class I Shares of the Seix High Yield Fund, an open-end investment company that was the predecessor fund to the Seix High Yield Fund. The historical performance has not been adjusted to reflect A Share or R Share expenses. If it had been, the performance would have been lower.

^	Effective at the close of business on 7/31/09, C Shares converted to R Shares and C Shares are no longer available for purchase. The performance shown prior to such date is based on the performance of the C Shares of the Fund and has not been adjusted to reflect R Share expenses.

[1]

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2012)

as a percentage of investments

SHORT-TERM BOND FUND

Portfolio Managers

•	H. Rick Nelson
•	Chad K. Stephens

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

The Fund outperformed its benchmark index, the Barclays Capital 1-3 Year Government/Credit Index (the “Index”). The Fund (I Shares) generated a return of 2.60% for the period ended March 31, 2012, while the Index return was 1.78% over the same period. With the exception of the third quarter of 2011, the Fund outperformed its Index each quarter over the last 12 months.

What factors influenced the Fund’s performance for the period ended March 31, 2012?

Total return in the Fund was driven both by income and price appreciation. Interest rates declined over the past twelve months with the two-year Treasury yields declining 50 basis points from 0.82% to 0.32% as of March 31, 2012.

Corporate credit spreads widened during the third and early in the fourth quarters of 2011 before rebounding during the first quarter of 2012. The financial sector was the most volatile stemming from fears of European credit exposure as well as an unclear regulatory environment. Yet when the results of the Federal Reserve’s Stress Tests were released, the majority of the largest commercial banks were shown to have historically strong capital ratios, improving asset quality and healthy levels of liquidity. Credit spreads on financials tightened as the market digested the news. Credit exposure in the Fund was also managed by exiting European based financial and industrial credits during 2011.

In securitized assets, U.S. Government Agency residential and commercial mortgage-backed securities performed well, benefiting both from spread tightening and relatively high coupon income on the securities. Asset-backed securities held in the Fund, predominantly auto loan and credit card receivable backed bonds, also benefited from spread tightening over the past twelve months. Finally, credit spreads on non-agency commercial mortgage-backed securities (CMBS) were volatile; spread widening during the third and fourth quarters of 2011 hurt performance though the spread tightening in the first quarter of 2012 resulted in overall modest price appreciation.

How do you plan to position the Fund, based on market conditions?

We look to keep a short to neutral duration stance as risks remain higher for longer duration assets in a rising rate environment. We also feel that a neutral, laddered position is warranted given that shifts and twists in the curve may be short-lived and range-bound over the coming months.

We look to maintain limited exposure to U.S. Treasuries. As historically low rates linger, investors are only offered asymmetrical return potential: limited upside along with little coupon to insulate against the potential of rising rates. We will continue with our bias towards lower beta corporate credits such as non-cyclical industrials and companies with transparent and consistent earnings potential. Within securitized assets, we continue to overweight Agency and non-Agency CMBS credits, which aided performance in the quarter. Securitized assets could face a headwind should interest rates begin to rise. We continue to seek lower premium, lower coupon and floating rate mortgage-backed security credits to provide protection from rising rates and refinancing risk.

SHORT-TERM BOND FUND

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital 1-3 Year Government/Credit Index. The Barclays Capital 1-3 Year Government/Credit Index is the 1-3 year component of the U.S. Government/Credit index. The Barclays Index includes securities in the Barclays Capital Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/12
Short-Term Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	2.32%	4.41%	3.46%	3.10%
	with sales charge*	–0.28%	3.54%	2.94%	2.83%
C Shares	without CDSC	1.48%	3.62%	2.64%	2.44%
	with CDSC*	0.48%	3.62%	2.64%	2.44%
I Shares		2.60%	4.66%	3.69%	3.33%
Barclays Capital 1-3 Year Government/Credit Index		1.78%	2.66%	3.77%	3.66%

Prospectus Expense Ratio[1]					Gross
A Shares					0.67%
C Shares					1.47%
I Shares					0.48%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2012)

as a percentage of investments

SHORT-TERM MUNICIPAL BOND FUND†

Portfolio Manager

•	Ronald Schwartz, CFA
•	Dusty L. Self

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in this fund may involve increased risk.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

For the 12 months ended March 31, 2012, the Fund’s I Shares had a total return of 10.16% versus an average return of 12.13% for the funds classified in the Lipper Maryland Municipal Debt Objective and 12.07% total return for the Barclays Capital U.S. Municipal Bond Index (the “Index”). The long end of the municipal yield curve, defined as 22-year and longer maturities, provided the greatest total return during the period, with total returns generally increasing as you progressed out the curve (according to Barclays Capital). Relative to the Index the Fund maintains a higher allocation to the cash equivalent and 1- 12 years as of March 31, 2012. Additionally, relative to the Index, the Fund maintains an overweight to AAA-rated securities while underweight the lower-rated investment grade paper. The 5, 10, and 30-year generic AAA-rated municipal bond yields declined 79, 108, and 141 basis points (a basis point equals one hundredth of one percentage point) respectively, over the 12 months (according to Municipal Market Data Line).

What factors influenced the Fund’s performance for the period ended March 31, 2012?

The Fund underperformed both the Index and the Lipper Maryland category as a result of duration being shorter than both the Index and the peer group. Yield curve positioning was a detriment to the performance as the long bond sector outperformed the 7-year sector by 1017 basis points for the 12 months ended March 31, 2012 (according to Barclays). The Index is more heavily weighted in longer maturities (67% greater than 17 years) while the Fund was 85% weighted in maturities of less than 10 years. A significant overweight of higher credits versus the Index was drag on performance. The Fund was 61% AAA versus the Index at 20%; and the Fund had no A or BBB exposure. Barclays BBB-rated Index returned 17.61% for the period ended March 31, 2012, versus AAA Index return of 8.50% for the same period.

How do you plan to position the Fund, based on market conditions?

As of April 7, 2012, the Fund became the Short-Term Municipal Bond Fund. With municipal supply likely to remain manageable this year, further investor flight-to-quality would likely increase the attractiveness of municipal bonds. Municipals as an asset class are relatively secure while offering among the highest after-tax returns over the past decade for those in the top marginal tax brackets. A reversion to higher income tax rates at the end of 2012 could further stoke investor demand by increasing the value of the municipal tax exemption. We will continue to make tactical adjustments to the Fund, periodically, as a part of an active portfolio management process. All activity will occur within an investment grade construct.

†	Formerly Maryland Municipal Bond Fund (See Notes to Financial Statements).

SHORT-TERM MUNICIPAL BOND FUND†

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

Effective April 9, 2012 the benchmark index for the Fund changed from the Barclays Capital U.S. Municipal Bond Index to the Barclays Capital 1-5 Year Municipal Bond Index. Management believes the Barclays Capital 1-5 Year Municipal Bond Index better reflects the Short-Term Municipal Bond Fund’s investment style.

The Fund’s performance is compared to Barclays Capital U.S. Municipal Bond Index and the Barclays Capital 1-5 Year Municipal Bond Index. The Barclays Capital U.S. Municipal Bond Index covers the U.S. dollar- denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The Barclays Capital 1-5 Year Municipal Bond Index covers investment grade tax-exempt municipal bonds with maturities of 1-6 years. The indices are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/12
Short-Term Municipal Bond Fund†		1 Year	3 Year	5 Year	10 Year
A Shares*	without sales charge	10.00%	6.07%	4.80%	4.75%
	with sales charge**	4.74%	4.36%	3.78%	4.25%
I Shares		10.16%	6.21%	4.88%	4.79%
Barclays Capital 1-5 Year Municipal Bond Index		3.37%	3.11%	4.15%	3.62%
Barclays Capital U.S. Municipal Bond Index		12.07%	7.70%	5.42%	5.46%

Prospectus Expense Ratio[1]					Gross
A Shares					0.64%
I Shares					0.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

†	Formerly Maryland Municipal Bond Fund

*	Prior to August 1, 2009, there were no assets in Class A Shares. The performance shown prior to such date is based on the performance of the I Shares of the Fund and has not been adjusted to reflect A Shares expenses. If it had been, performance would have been lower.

**	Class A Shares performance reflects the maximum front-end sales charge of 4.75%.

[1]

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2012)

as a percentage of investments

SHORT-TERM U.S. TREASURY SECURITIES FUND

Portfolio Managers

•	H. Rick Nelson
•	Chad K. Stephens

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

The Fund underperformed its benchmark index, the Barclays Capital 1-3 Year U.S. Treasury Index (the “Index”). The Fund (I Shares) generated a return of 0.96% for the period ended March 31, 2012 while the Index return was 1.45% over the same period. The Fund underperformed its benchmark in each quarter over the last 12 months.

What factors influenced the Fund’s performance for the period ended March 31, 2012?

The Fund’s return was driven by low short-term U.S Treasury yields anchored by an accommodative Federal Reserve (the “Fed”) monetary policy. The Fed maintained the overnight Federal Funds rate at 0.00%—0.25% during the past twelve months, which locked short-term U.S. Treasury yield at historic low levels. In fact, even on the short end of the Treasury yield curve, rates rallied modestly over the past twelve months. The three-year Treasury note yield declined from 1.30% to 0.50%, while the six month U.S. Treasury bill declined from 0.17% to 0.13% from March 31, 2011 to March 31, 2012.

How do you plan to position the Fund, based on market conditions?

While we believe the possibility exists for higher interest rates led by economic recovery and a return to traditional economic cycles, we expect rates and yield curve shifts to be range-bound for the short term. Assuming the Fed does not extend quantitative easing policies, demand for U.S. Treasuries and fixed-rate Agency Mortgage-Backed Securities may decline.

We look to keep a short to neutral duration stance as risks remain higher for longer duration assets in a rising rate environment. We also feel that a neutral, laddered position is warranted given that shifts and twists in the curve may be short-lived and range-bound over the coming months.

SHORT-TERM U.S. TREASURY SECURITIES FUND

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital 1-3 Year U.S. Treasury Index. The Barclays Capital 1-3 Year U.S. Treasury Index is the 1-3 year component of the Barclays Capital U.S. Treasury Index. It includes securities in the Treasury Index (i.e., public obligations of the U.S. Treasury) with a maturity from one up to (but not including) 3 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/12
Short-Term U.S. Treasury Securities Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	0.78%	0.87%	2.82%	2.56%
	with sales charge*	–1.75%	0.04%	2.31%	2.30%
C Shares	without CDSC	0.07%	0.09%	2.01%	1.93%
	with CDSC*	–0.92%	0.09%	2.01%	1.93%
I Shares		0.96%	1.05%	3.00%	2.74%
Barclays Capital 1-3 Year U.S. Treasury Index		1.45%	1.51%	3.41%	3.27%

Prospectus Expense Ratio[1]					Gross
A Shares					0.80%
C Shares					1.62%
I Shares					0.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2012)

as a percentage of investments

TOTAL RETURN BOND FUND

Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

For the 12 months ended March 31, 2012, the Total Return Bond Fund returned 9.62% (I Shares) versus 7.71% for the Barclays Capital U.S. Aggregate Bond Index (the “Index”). For the longer 3- and 5-year time periods, the Fund outpaced the Index returning 7.65% versus 6.83% and 7.31% versus 6.25% respectively.

What factors influenced the Fund’s performance for the period ended March 31, 2012?

Performance over the last year was mostly influenced by how a fund was positioned in the third quarter of 2011, when many of the “riskier” investment types radically re-priced amidst the cross currents of an underperforming domestic economy and a banking and sovereign debt crisis in Europe. While the Fund was overweight non-Treasury sectors for all of 2011, our defensive positioning within those sectors was the key to our outperformance. Our flatter yield curve positioning paid dividends as the curve flattened significantly over the past year. Several global strategies that capitalized on the crisis in Europe also contributed significantly to performance. The most recent quarter’s outperformance was dominated by our exposure to high yield, given the rally in riskier investment types experienced in the first quarter of 2012.

How do you plan to position the Fund, based on market conditions?

Central bank liquidity once again produced a rally in the riskier investment types in early 2012 as the European Central Bank (ECB) took center stage with a continuation of a program they introduced in late 2011. The ECB offered essentially unlimited three-year funding to banks across the Euro Zone in two separate operations over the last four months. While inciting a classic rally in the riskiest stocks and lowest quality bonds, we fail to see any fundamental progress to warrant this repricing. Questions remain pertaining to the sustainability of the current growth trajectory and whether there have been “pull-forward” effects due to the mild winter.

We remain overweight corporate bonds but only modestly so relative to recent years. The positioning remains defensive, overweighting the industrial sector while significantly underweighting the traditional banking sector. While still overweight residential mortgage-backed securities (RMBS), we did take profits by modestly reducing our weighting in the most recent quarter, having seen certain segments achieve relatively rich valuations. Similar to corporate bonds, we remain overweight commercial mortgage-backed securities (CMBS), but at a lower level than recent years and the exposure is defensive near the top of the capital structure. This is all consistent with our “safe income at a reasonable price” theme repeatedly emphasized over the last year.

Our exposure to high yield bonds has performed well, bringing valuations for the sector much closer to fair value. When compared to high yield bank loans, however, valuations look somewhat rich. Hence, an early Q2 strategy will be to shift our high yield exposure from bonds to loans.

TOTAL RETURN BOND FUND

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Aggregate Bond Index, which covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, Government- Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS sectors. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/12
Total Return Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	9.31%	7.31%	6.95%	5.75%
	with sales charge*	4.07%	5.58%	5.91%	5.24%
R Shares†		9.15%	7.11%	6.58%	5.51%
I Shares†		9.62%	7.65%	7.31%	6.11%
Barclays Capital U.S. Aggregate Bond Index		7.71%	6.83%	6.25%	5.80%

Prospectus Expense Ratio[1]					Gross
A Shares					0.60%
R Shares					0.91%
I Shares					0.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

†

The I Shares and R Shares were offered beginning on 10/11/04. The performance shown prior to such date is based on the performance of the Class I Shares of the Seix Core Bond Fund, the predecessor fund to the Total Return Bond Fund. The A Shares were offered beginning on 10/11/04. The performance shown from 1/25/02 to such date is based on the performance of the Class P Shares of the Seix Core Bond Fund. The performance shown prior to 1/25/02 is based on the performance of the Class I Shares of the Seix Core Bond Fund. The historical performance has not been adjusted to reflect A Share or R Share expenses. If it had been, the performance would have been lower.

[1]

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2012)

as a percentage of investments

ULTRA-SHORT BOND FUND

Portfolio Managers

•	H. Rick Nelson
•	Chad K. Stephens

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

The Fund outperformed its benchmark index, the Barclays Capital 3-6 Month U.S. Treasury Bill Index (the “Index”). The Fund (I Shares) generated a return of 1.34% for the period ended March 31, 2012, while the Index return was 0.13% over the same period. The Fund outperformed its benchmark each quarter over the last 12 months.

What factors influenced the Fund’s performance for the period ended March 31, 2012?

Total return in the Fund was driven both by income and price appreciation. Interest rates declined over the past twelve months with the one-year Treasury yields declining 10 basis points from 0.27% to 0.17% as of March 31, 2012.

Corporate credit spreads widened during the third and early in the fourth quarters of 2011 before rebounding during the first quarter of 2012. The financial sector was the most volatile stemming from fears of European credit exposure as well as an unclear regulatory environment. Yet when the results of the Federal Reserve’s Stress Tests were released, the majority of the largest commercial banks were shown to have historically strong capital ratios, improving asset quality and healthy levels of liquidity. Credit spreads on financials tightened as the market digested the news. Credit exposure in the fund was also managed by exiting European based financial and industrial credits during 2011.

In securitized assets, U.S. Government Agency residential and commercial mortgage-backed securities performed well, benefiting both from spread tightening and relatively high coupon income on the securities. Asset-backed securities held in the Fund, predominantly auto loan and credit card receivable backed bonds, also benefited from spread tightening over the past twelve months. Finally, credit spreads on non-agency commercial mortgage-backed securities (CMBS) were volatile; spread widening during the third and fourth quarters of 2011 hurt performance though the spread tightening in the first quarter of 2012 resulted in overall modest price appreciation.

How do you plan to position the Fund, based on market conditions?

We look to keep a short to neutral duration stance as risks remain higher for longer duration assets in a rising rate environment. We also feel that a neutral, laddered position is warranted given that shifts and twists in the curve may be short-lived and range-bound over the coming months.

We look to maintain limited exposure to U.S. Treasuries. As historically low rates linger, investors are only offered asymmetrical return potential: limited upside along with little coupon to insulate against the potential of rising rates. We will continue with our bias towards lower beta corporate credits such as non-cyclical industrials and companies with transparent and consistent earnings potential. Within securitized assets, we continue to overweight Agency and non-Agency CMBS credits, which aided performance in the quarter. Securitized assets could face a headwind should interest rates begin to rise. We continue to seek lower premium, lower coupon and floating rate MBS credits to provide protection from rising rates and refinancing risk.

ULTRA-SHORT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 4/15/02 (inception date). Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital 3-6 Month U.S. Treasury Bill Index. The Barclays Capital 3-6 Month U.S. Treasury Bill Index is the 3-6 month component of the Barclays Capital U.S. Treasury Bills Index, which includes U.S. Treasury bills with a remaining maturity from 1 up to (but not including) 12 months. The Index excludes zero coupon strips. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/12
Ultra-Short Bond Fund	Inception Date	1 Year	3 Year	5 Year	Since Inception
I Shares	04/15/02	1.34%	3.28%	2.71%	2.79%
Barclays Capital 3-6 Month U.S. Treasury Bill Index		0.13%	0.24%	1.53%	2.08%	*

Prospectus Expense Ratio[1]					Gross
I Shares					0.32%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	The performance return and the hypothetical $10,000 investment for the Barclays Capital 3-6 Month U.S. Treasury Bill Index is for the period from 3/31/02 to 3/31/12.

1	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2012)

as a percentage of investments

U.S. GOVERNMENT SECURITIES FUND

Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi
•	Michael Rieger
•	Seth Antiles, Ph.D

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

For the 12 months ended March 31, 2012, the U.S. Government Securities Fund returned 8.27% (I Shares) versus 7.89% for the Barclays Capital U.S. Government Index (the “Index”).

What factors influenced the Fund’s performance for the period ended March 31, 2012?

Over the last year the Fund’s outperformance was all about yield curve positioning. Our flatter yield curve positioning paid significant dividends as the yield curve flattened dramatically over the past year. Our void in any Agency debentures detracted modestly from performance as the sector produced positive excess returns over the past year.

How do you plan to position the Fund, based on market conditions?

Central bank liquidity once again produced a rally in the riskier investment types in early 2012 as the European Central Bank (ECB) took center stage with a continuation of a program they introduced in late 2011. The ECB offered essentially unlimited three-year funding to banks across the Euro Zone in two separate operations over the last four months. While inciting a classic rally in the riskiest stocks and lowest quality bonds, we fail to see any fundamental progress to warrant this repricing. Questions remain pertaining to the sustainability of the current growth trajectory and whether there have been “pull-forward” effects due to the mild winter.

Given the significant yield curve flattening over the last year we elected to take some profits and somewhat normalize our curve position in late 2011. While still modestly positioned for a flatter curve, it is a much smaller trade in 2012, as the curve is much closer to its trailing 10 year average than it was one year ago. We remain void any Agency exposure as the spread offered fails to compensate for the risk.

U.S. GOVERNMENT SECURITIES FUND

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Government Index, which is composed of the Barclays Capital U.S. Treasury and U.S. Agency indices. The Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/12
U.S. Government Securities Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	7.98%	3.53%	5.27%	4.59%
	with sales charge*	2.85%	1.87%	4.26%	4.08%
C Shares	without CDSC	7.32%	2.84%	4.56%	3.93%
	with CDSC*	6.32%	2.84%	4.56%	3.93%
I Shares		8.27%	3.83%	5.59%	4.93%
Barclays Capital U.S. Government Index		7.89%	3.96%	6.02%	5.54%

Prospectus Expense Ratio[1]					Gross
A Shares					0.93%
C Shares					1.62%
I Shares					0.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

1	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2012)

as a percentage of investments

U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND

Portfolio Managers

•	H. Rick Nelson
•	Chad K. Stephens

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

The Fund outperformed its benchmark index, the Barclays Capital 3-6 Month U.S. Treasury Bill Index (the “Index”). The Fund (I Shares) generated a return of 1.76% for the period ended March 31, 2012, while the Index return was 0.13% over the same period. The Fund outperformed its benchmark each quarter over the last 12 months.

What factors influenced the Fund’s performance for the period ended March 31, 2012?

The Fund benefited from its allocation to U.S. Government Agency securitized assets as spreads on residential and multi-family securities tightened relative to U.S. Treasuries over the period. The allocation to adjustable rate mortgages (ARMs) drove performance and total return. The Fund’s allocation to floating rate collateralized mortgage obligations (CMOs) contributed modestly to total return while reducing duration and hence interest rate risk in the Fund. Once more, the allocation to floating rate securities in the Fund reduced the weighted average dollar price, thereby reducing prepayment risk inherent in securitized assets. The Fund also added exposure to Agency commercial mortgage-backed securities (CMBS) which benefited the Fund over the year as credit spreads tightened and the yield curve flattened.

How do you plan to position the Fund, based on market conditions?

We look to keep a relatively short duration stance as risks remain higher for longer duration assets in a rising rate environment. We also feel that a neutral, laddered position is warranted given that shifts and twists in the curve may be short-lived and range-bound over the coming months.

We also look to maintain limited exposure to U.S. Treasuries. As historically low rates linger, investors are subject to asymmetrical return potential: limited upside along with little coupon income to insulate against potential rising interest rates.

Within U.S. Government Agency securitized assets, we look to continue to overweight Agency CMBS. Securitized assets could face a headwind should interest rates begin to rise. Rising rates can extend mortgage durations and trigger a negative feedback loop in which market participants sell mortgages to reduce duration thereby driving rates higher. There is also a potential for policy-initiated events that may drive mortgage market volatility. In light of these risks, we continue to seek lower premium dollar price, lower coupon and floating rate MBS to provide protection from rising rates and refinancing risk.

U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 4/11/02 (inception date). Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital 3-6 Month U.S. Treasury Bill Index. The Barclays Capital 3-6 Month U.S. Treasury Bill Index is the 3-6 month component of the Barclays Capital U.S. Treasury Bills Index, which includes U.S. Treasury bills with a remaining maturity from 1 up to (but not including) 12 months. The Index excludes zero coupon strips. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/12
U.S. Government Securities Ultra-Short Bond Fund	Inception Date	1 Year	3 Year	5 Year	Since Inception
I Shares	04/11/02	1.76%	2.33%	3.33%	3.08%
Barclays Capital 3-6 Month U.S. Treasury Bill Index		0.13%	0.24%	1.53%	2.08%	*

Prospectus Expense Ratio[1]					Gross
I Shares					0.33%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	The performance return and the hypothetical $10,000 investment for the Barclays Capital 3-6 Month U.S. Treasury Bill Index is for the period from 3/31/02 to 3/31/12.

1	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the March 31, 2012 expense ratios can be found in the financial highlights

Investment Weightings (as of March 31, 2012)

as a percentage of investments

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

Portfolio Manager

•	Chris Carter, CFA

INVESTMENT CONCERNS

The geographical concentration of portfolio holdings in this Fund may involve increased risk.

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2012?

For the 12 months ended March 31, 2012, the Fund’s I Shares had a total return of 8.55% versus an average return of 8.39% for the funds classified in the Lipper Other States Intermediate Debt Objective and a 8.91% total return for the Barclays Capital U.S. Municipal Bond 1-15 Year Blend Index (the “Index”). The long end of the municipal yield curve, defined as 22-year and longer maturities, provided the greatest total return during the period, with total returns generally increasing as you progressed out the curve (according to Barclays Capital). Relative to the Index, the Fund maintains a higher allocation to the cash equivalent, 3-year, 7-year, and 20-year sectors, and a lower allocation to all other maturity sectors, as of March 31, 2012. Additionally, relative to the Index the Fund maintains a higher allocation to securities rated AAA, an approximately neutral allocation to securities rated AA, and a lower allocation to securities in all other rating categories. Trading activity and portfolio events during the period resulted in exposure to the 1-year and 20-year sectors being increased. The 5-, 10-, and 30-year generic AAA-rated municipal bond yields declined 79, 108, and 141 basis points (a basis point equals one hundredth of one percentage point) respectively, over the 12 months (according to Municipal Market Data Line).

What factors influenced the Fund’s performance for the period ended March 31, 2012?

Yield curve positioning contributed to the Fund’s outperformance relative to the peer group average for the period but was not enough to overcome the Index. The 20-year sector outperformed the 5-year sector by 927 basis points for the 12 months ended March 31, 2012 (according to Barclays).

How do you plan to position the Fund, based on market conditions?

With municipal supply likely to remain manageable this year, further investor flight-to-quality would likely increase the attractiveness of municipal bonds. Municipals as an asset class are relatively secure while offering among the highest after-tax returns over the past decade for those in the top marginal tax brackets. A reversion to higher income tax rates at the end of 2012 could further stoke investor demand by increasing the value of the municipal tax exemption. We will continue to make tactical adjustments to the Fund, periodically, as a part of an active portfolio management process. All activity will occur within an investment grade construct and the average credit quality of Fund holdings should remain high relative to its peers.

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

Growth of a $10,000 Investment (as of March 31, 2012)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Municipal Bond 1-15 Year Blend Index which is an index of tax-exempt bonds with maturities ranging between 1 and 15 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/12
Virginia Intermediate Municipal Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	8.38%	5.24%	4.78%	4.41%
	with sales charge*	3.23%	3.55%	3.78%	3.91%
I Shares		8.55%	5.39%	4.94%	4.53%
Barclays Capital U.S. Municipal Bond 1-15 Year Blend Index		8.91%	6.07%	5.49%	5.11%

Prospectus Expense Ratio[1]					Gross
A Shares					0.78%
I Shares					0.63%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

1	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/12 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2012)

as a percentage of investments

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Core Bond Fund

	Shares or Principal Amount($)	Value($)

Asset-Backed Securities (1.0%)
Credit Card (0.3%)
Cabela’s Master Credit Card Trust, Series 2012-1A, Cl A1, 1.630%, 02/18/20(a)	1,282,000	1,273,895

Home Equity (0.3%)
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Cl M1, 0.672%, 07/25/35(b)	1,813,000	1,586,698

Other (0.4%)
Dominos Pizza Master Issuer LLC, Series 2012-1A, Cl A2, 5.216%, 01/25/42(a)	1,982,000	2,029,871

Total Asset-Backed Securities (Cost $4,856,830)		4,890,464

Collateralized Mortgage Obligations (11.8%)
Agency Collateralized Mortgage Obligations (7.7%)
Federal Home Loan Mortgage Corporation, Series 3788, Cl YB, 3.500%, 01/15/26	9,765,488	10,260,135
Federal Home Loan Mortgage Corporation, Series 3892, Cl EB, 3.500%, 07/15/26	295,486	308,087
Federal Home Loan Mortgage Corporation, Series 3907, Cl MD, 3.500%, 08/15/26	2,818,475	2,926,802
Federal Home Loan Mortgage Corporation, Series 3980, Cl LG, 3.000%, 01/15/27	2,500,000	2,487,083
Federal Home Loan Mortgage Corporation, Series 4011, Cl ML, 3.000%, 03/15/27	1,700,059	1,649,057
Federal National Mortgage Association, Series 2011-45, Cl ZA, 4.000%, 05/25/31	244,799	258,254
Federal National Mortgage Association, Series 2011-46, Cl B, 3.000%, 05/25/26	4,925,000	5,026,585

	Shares or Principal Amount($)	Value($)

Agency Collateralized Mortgage Obligations—continued
Federal National Mortgage Association, Series 2011-98, Cl VE, 3.500%, 06/25/26	1,000,000	1,024,426
Federal National Mortgage Association, Series 2012-17, Cl BC, 3.500%, 03/25/27	1,379,000	1,440,274
Government National Mortgage Association, Series 2011-104, Cl MY, 4.000%, 07/16/26	1,093,731	1,170,545
Government National Mortgage Association, Series 2011-154, Cl B, 4.000%, 11/16/26	3,569,128	3,867,879
Government National Mortgage Association, Series 2011-158, Cl EB, 4.000%, 12/20/26	2,178,000	2,357,720
Government National Mortgage Association, Series 2012-13, Cl VK, 3.500%, 01/20/25	2,659,641	2,841,316

		35,618,163

Agency Collateralized Planned Amortization Class Mortgage Obligations (0.4%)
Federal Home Loan Mortgage Corporation, Series 3745, Cl VE, 4.000%, 09/15/29	153,000	161,221
Federal Home Loan Mortgage Corporation, Series 3762, Cl BV, 4.000%, 10/15/29	142,000	149,237
Federal Home Loan Mortgage Corporation, Series 3763, Cl VQ, 4.000%, 07/15/27	86,000	91,969
Federal Home Loan Mortgage Corporation, Series 3903, Cl GB, 4.000%, 08/15/26	1,277,000	1,376,887
Federal National Mortgage Association, Series 2011-8, Cl PV, 4.000%, 01/25/30	68,000	71,349

		1,850,663

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Commercial Mortgage Backed Securities (3.7%)
Americold LLC Trust, Series 2010-ARTA, Cl A2FX, 4.954%, 01/14/29(a)	1,000,000	1,110,401
Banc of America Commercial Mortgage, Inc., Series 2005-3, Cl A3B, 5.090%, 07/10/43(b)	330,000	348,566
Banc of America Commercial Mortgage, Inc., Series 2005-6, Cl AM, 5.366%, 09/10/47(b)	199,000	214,226
Commercial Mortgage Pass Through Certificates, Series 2012-9W57, Cl A, 2.365%, 02/10/29(a)	3,517,000	3,541,436
DBUBS Mortgage Trust, Series 2011-LC3A, Cl A2, 3.642%, 08/10/44	1,784,000	1,907,057
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Cl A4B, 4.996%, 08/15/42(b)	2,295,000	2,466,375
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Cl A5, 4.739%, 07/15/30	3,000,000	3,264,120
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Cl A3, 5.436%, 11/15/30(b)	555,000	582,948
LB-UBS Commercial Mortgage Trust, Series 2006-C1, Cl AM, 5.217%, 02/15/31(b)	1,391,000	1,486,018
Merrill Lynch Mortgage Trust, Series 2005-LC1, Cl AM, 5.446%, 01/12/44(b)	1,146,000	1,238,916
RBSCF Trust, Series 2010-RR3, Cl MS4A, 4.970%, 04/16/40(a)(b)	364,000	386,503
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Cl AMFX, 5.179%, 07/15/42(b)	170,000	182,741

	Shares or Principal Amount($)	Value($)

Commercial Mortgage Backed Securities—continued
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Cl AM, 5.378%, 10/15/44(b)	628,000	685,245

		17,414,552

Total Collateralized Mortgage Obligations (Cost $53,562,991)		54,883,378

Corporate Bonds (26.4%)
Aerospace/Defense (0.7%)
Boeing Co. (The), 5.125%, 02/15/13	720,000	749,075
Raytheon Co., 1.400%, 12/15/14	954,000	969,804
United Technologies Corp., 6.125%, 02/01/19	1,429,000	1,755,338

		3,474,217

Auto Manufacturers (0.3%)
Daimler Finance N.A. LLC, 3.875%, 09/15/21(a)	584,000	597,321
Volkswagen International Finance, 2.375%, 03/22/17(a)	923,000	926,141

		1,523,462

Banks (1.2%)
HSBC Bank PLC, 3.100%, 05/24/16(a)	407,000	414,575
HSBC Bank PLC, 3.500%, 06/28/15(a)	1,047,000	1,093,368
JPMorgan Chase & Co., 4.400%, 07/22/20	1,399,000	1,451,341
JPMorgan Chase & Co., 6.300%, 04/23/19	356,000	411,363
Northern Trust Corp., 5.200%, 11/09/12	928,000	953,713
Wells Fargo & Co., 1.250%, 02/13/15, MTN	1,469,000	1,463,005

		5,787,365

Beverages (0.5%)
Anheuser-Busch InBev Worldwide, Inc., 3.000%, 10/15/12	911,000	922,816
Diageo Capital PLC, 5.200%, 01/30/13	488,000	506,684
SABMiller Holdings, Inc., 2.450%, 01/15/17(a)	913,000	924,452

		2,353,952

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Biotechnology (0.1%)
Life Technologies Corp., 5.000%, 01/15/21	286,000	309,671

Chemicals (1.0%)
Air Products & Chemicals, Inc., 4.150%, 02/01/13	851,000	876,595
E.I. du Pont de Nemours & Co., 4.250%, 04/01/21	548,000	616,900
E.I. du Pont de Nemours & Co., 5.000%, 07/15/13	660,000	695,429
Praxair, Inc., 1.750%, 11/15/12	1,381,000	1,392,161
Praxair, Inc., 4.625%, 03/30/15	1,033,000	1,146,031

		4,727,116

Commercial Services (0.6%)
ERAC USA Finance LLC, 2.750%, 03/15/17(a)	326,000	325,668
ERAC USA Finance LLC, 5.250%, 10/01/20(a)	1,040,000	1,127,518
ERAC USA Finance LLC, 5.600%, 05/01/15(a)	1,099,000	1,207,565
ERAC USA Finance LLC, 5.800%, 10/15/12(a)	266,000	272,433

		2,933,184

Computers (1.1%)
Hewlett-Packard Co., 4.375%, 09/15/21	1,459,000	1,497,271
Hewlett-Packard Co., 4.500%, 03/01/13	433,000	447,429
IBM Corp., 0.875%, 10/31/14	2,132,000	2,138,524
IBM Corp., 5.600%, 11/30/39	802,000	981,129

		5,064,353

Diversified Financial Services (2.1%)
ABB Treasury Center USA, Inc., 4.000%, 06/15/21(a)	665,000	679,769
American Express Credit Corp., 2.375%, 03/24/17, MTN	807,000	808,241
CME Group, Inc., 5.400%, 08/01/13	573,000	607,051
CME Group, Inc., 5.750%, 02/15/14	514,000	560,490
John Deere Capital Corp., 1.250%, 12/02/14, MTN	804,000	814,400
Lazard Group LLC, 7.125%, 05/15/15	961,000	1,042,013

	Shares or Principal Amount($)	Value($)

Diversified Financial Services—continued
MassMutual Global Funding LLC, 2.000%, 04/05/17(a)(c)	772,000	769,373
NASDAQ OMX Group, Inc. (The), 5.550%, 01/15/20	822,000	843,337
PACCAR Financial Corp., 1.550%, 09/29/14, MTN	1,064,000	1,082,600
TIAA Global Markets, Inc., 5.125%, 10/10/12(a)	848,000	867,523
Toyota Motor Credit Corp., 3.200%, 06/17/15, MTN	452,000	480,227
Woodside Finance Ltd., 4.600%, 05/10/21(a)	1,327,000	1,380,198

		9,935,222

Electric (1.0%)
Alabama Power Co., 5.800%, 11/15/13	553,000	596,983
Dominion Resources, Inc., 1.950%, 08/15/16	421,000	426,792
Duke Energy Carolinas LLC, 4.300%, 06/15/20	310,000	345,809
Exelon Generation Co. LLC, 6.200%, 10/01/17	708,000	830,846
Georgia Power Co., 6.000%, 11/01/13	313,000	339,309
MidAmerican Energy Holdings Co., 6.125%, 04/01/36	616,000	732,237
Public Service Co. of Colorado, Series 17, 6.250%, 09/01/37	424,000	553,149
Southern California Edison Co., 5.750%, 03/15/14	578,000	633,428

		4,458,553

Electronics (0.1%)
Thermo Fisher Scientific, Inc., 2.250%, 08/15/16	341,000	352,903

Food (0.4%)
Kellogg Co., 4.250%, 03/06/13	620,000	641,099
Kraft Foods, Inc., 6.500%, 02/09/40	553,000	680,485
Kroger Co. (The), 7.500%, 01/15/14	427,000	476,029

		1,797,613

Healthcare—Products (0.4%)
Becton Dickinson and Co., 3.250%, 11/12/20	337,000	349,356

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Healthcare—Products—continued
Covidien International Finance SA, 6.000%, 10/15/17	809,000	970,493
Stryker Corp., 2.000%, 09/30/16	584,000	598,628

		1,918,477

Healthcare—Services (0.4%)
Roche Holdings, Inc., 7.000%, 03/01/39(a)	1,408,000	1,914,818

Insurance (1.3%)
Berkshire Hathaway, Inc., 3.200%, 02/11/15	1,291,000	1,375,340
Berkshire Hathaway, Inc., 4.600%, 05/15/13	738,000	771,074
Fairfax Financial Holdings Ltd., 5.800%, 05/15/21(a)	531,000	506,817
Nationwide Financial Services, Inc., 5.375%, 03/25/21(a)	2,039,000	2,083,662
OneBeacon U.S. Holdings, Inc., 5.875%, 05/15/13	475,000	488,840
Progressive Corp. (The), 3.750%, 08/23/21	282,000	300,182
Teachers Insurance & Annuity Association of America, 6.850%, 12/16/39(a)	543,000	672,467

		6,198,382

Media (0.9%)
Comcast Corp., 6.450%, 03/15/37	371,000	444,020
NBC Universal Media LLC, 5.950%, 04/01/41	638,000	734,247
Thomson Reuters Corp., 5.950%, 07/15/13	178,000	188,807
Time Warner Cable, Inc., 5.850%, 05/01/17	1,676,000	1,955,753
Time Warner Cable, Inc., 8.250%, 02/14/14	694,000	785,729
Time Warner, Inc., 6.200%, 03/15/40	236,000	267,416

		4,375,972

Mining (1.3%)
Barrick (PD) Australia Finance Property Ltd., 4.950%, 01/15/20	310,000	342,860
Barrick (PD) Australia Finance Property Ltd., 5.950%, 10/15/39	549,000	605,210

	Shares or Principal Amount($)	Value($)

Mining—continued
Barrick International Barbados Corp., 6.350%, 10/15/36(a)	794,000	900,213
BHP Billiton Finance USA Ltd., 1.125%, 11/21/14	832,000	837,764
Kinross Gold Corp., 5.125%, 09/01/21(a)	2,154,000	2,187,163
Newmont Mining Corp., 6.250%, 10/01/39	907,000	1,007,964

		5,881,174

Miscellaneous Manufacturer (1.3%)
3M Co., 1.375%, 09/29/16	559,000	562,722
Danaher Corp., 3.900%, 06/23/21	531,000	580,658
General Electric Co., 5.000%, 02/01/13	1,507,000	1,561,900
General Electric Co., 5.250%, 12/06/17	521,000	602,518
Illinois Tool Works, Inc., 6.250%, 04/01/19	1,347,000	1,643,288
Siemens Financieringsmat, 6.125%, 08/17/26(a)	929,000	1,130,451

		6,081,537

Office/Business Equipment (0.4%)
Xerox Corp., 5.500%, 05/15/12	418,000	420,130
Xerox Corp., 6.350%, 05/15/18	1,225,000	1,421,309

		1,841,439

Oil & Gas (1.4%)
BP Capital Markets PLC, 2.248%, 11/01/16	1,046,000	1,072,890
Ensco PLC, 4.700%, 03/15/21	836,000	901,945
Phillips 66, 4.300%, 04/01/22(a)	967,000	983,631
Shell International Finance BV, 6.375%, 12/15/38	2,020,000	2,672,575
Statoil ASA, 3.125%, 08/17/17	354,000	379,740
Total Capital SA, 3.000%, 06/24/15	419,000	434,986

		6,445,767

Oil & Gas Services (0.6%)
Baker Hughes, Inc., 5.125%, 09/15/40	662,000	753,144
Schlumberger Investment SA, 3.300%, 09/14/21(a)	927,000	939,181

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Oil & Gas Services—continued
Weatherford International Ltd., 5.125%, 09/15/20	603,000	641,513
Weatherford International Ltd., 6.500%, 08/01/36	534,000	575,555

		2,909,393

Pharmaceuticals (1.6%)
Abbott Laboratories, 5.600%, 11/30/17	1,356,000	1,639,815
Express Scripts, Inc., 5.250%, 06/15/12	967,000	975,219
GlaxoSmithKline Capital, Inc., 5.650%, 05/15/18	907,000	1,095,329
Novartis Securities Investment Ltd., 5.125%, 02/10/19	512,000	599,700
Sanofi-Aventis SA, 4.000%, 03/29/21	1,290,000	1,404,951
Schering-Plough Corp., 6.550%, 09/15/37	584,000	798,069
Teva Pharmaceutical Finance Co. LLC, 6.150%, 02/01/36	306,000	367,037
Teva Pharmaceutical Finance II/III, 3.000%, 06/15/15	556,000	585,214

		7,465,334

Pipelines (1.8%)
El Paso Natural Gas Co., 5.950%, 04/15/17	621,000	685,431
Energy Transfer Partners LP, 6.050%, 06/01/41	531,000	535,829
Energy Transfer Partners LP, 6.625%, 10/15/36	576,000	597,519
Enterprise Products Operating LLC, 5.250%, 01/31/20	1,189,000	1,327,835
Enterprise Products Operating LLC, Series J, 5.750%, 03/01/35	690,000	744,980
Rockies Express Pipeline LLC, 6.850%, 07/15/18(a)	935,000	869,550
Southern Natural Gas Co., 5.900%, 04/01/17(a)	413,000	467,690
TC Pipelines LP, 4.650%, 06/15/21	664,000	694,253
TransCanada PipeLines Ltd., 6.100%, 06/01/40	716,000	889,422
Transcontinental Gas Pipe Line Co. LLC, 6.050%, 06/15/18	394,000	465,828

	Shares or Principal Amount($)	Value($)

Pipelines—continued
Williams Partners LP, 4.125%, 11/15/20	957,000	983,320

		8,261,657

Real Estate Investment Trusts (1.1%)
BioMed Realty LP, 3.850%, 04/15/16	883,000	912,238
Digital Realty Trust LP, 4.500%, 07/15/15	1,824,000	1,914,863
Digital Realty Trust LP, 5.875%, 02/01/20	257,000	279,931
Healthcare Realty Trust, Inc., 6.500%, 01/17/17	2,010,000	2,203,655

		5,310,687

Retail (1.2%)
Wal-Mart Stores, Inc., 5.250%, 09/01/35	278,000	316,141
Wal-Mart Stores, Inc., 6.500%, 08/15/37	2,136,000	2,812,149
Walgreen Co., 4.875%, 08/01/13	528,000	558,914
Wesfarmers Ltd., 6.998%, 04/10/13(a)	1,668,000	1,756,934

		5,444,138

Semiconductors (0.7%)
Analog Devices, Inc., 3.000%, 04/15/16	212,000	223,268
Intel Corp., 1.950%, 10/01/16	649,000	668,438
Intel Corp., 4.800%, 10/01/41	2,163,000	2,304,034

		3,195,740

Software (0.5%)
Fiserv, Inc., 4.750%, 06/15/21	721,000	766,913
Oracle Corp., 5.750%, 04/15/18	1,270,000	1,543,955

		2,310,868

Telecommunication Services (2.0%)
AT&T, Inc., 4.950%, 01/15/13	764,000	789,920
AT&T, Inc., 5.550%, 08/15/41	845,000	936,618
CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 05/01/17(a)	1,082,000	1,179,380
Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	508,000	549,419

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Telecommunication Services—continued
Cisco Systems, Inc., 5.500%, 02/22/16	566,000	656,850
Cisco Systems, Inc., 5.500%, 01/15/40	1,076,000	1,254,482
Juniper Networks, Inc., 3.100%, 03/15/16	172,000	178,005
Rogers Communications, Inc., 7.500%, 03/15/15	774,000	907,487
SBC Communications, Inc., 5.100%, 09/15/14	729,000	802,418
SBC Communications, Inc., 6.450%, 06/15/34	484,000	570,682
Verizon Communications, Inc., 5.250%, 04/15/13	557,000	583,948
Verizon Communications, Inc., 5.550%, 02/15/16	630,000	723,582

		9,132,791

Transportation (0.1%)
United Parcel Service, Inc., 3.125%, 01/15/21	531,000	556,236

Trucking & Leasing (0.3%)
Aviation Capital Group Corp., 6.750%, 04/06/21(a)	499,000	483,985
Aviation Capital Group Corp., 7.125%, 10/15/20(a)	686,000	688,799

		1,172,784

Total Corporate Bonds (Cost $115,337,881)		123,134,805

U.S. Government Agency Mortgages (22.0%)
Federal Home Loan Mortgage Corporation (15.7%)
Pool #J18446, 3.000%, 03/01/27(c)	3,317,000	3,437,100
Pool #A12413, 5.000%, 08/01/33	492,123	531,285
Pool #G05052, 5.000%, 10/01/33	287,600	310,486
Pool #G01797, 5.500%, 12/01/33	10,481,290	11,480,236
Pool #A30380, 5.500%, 12/01/34	860,698	949,318
Pool #G01779, 5.000%, 04/01/35	604,148	652,225
Pool #A46278, 5.000%, 07/01/35	1,908,791	2,089,917
Pool #G01837, 5.000%, 07/01/35	4,286,248	4,623,320

	Shares or Principal Amount($)	Value($)

Federal Home Loan Mortgage Corporation—continued
Pool #A47402, 5.000%, 10/01/35	1,732,355	1,868,588
Pool #G02252, 5.500%, 07/01/36	8,535,136	9,303,256
Pool #Z40004, 6.000%, 08/01/36	802,671	885,228
Pool #G04997, 5.000%, 01/01/37	4,232,735	4,565,599
Pool #G05254, 5.000%, 01/01/37	1,882,090	2,030,098
Pool #G03296, 6.000%, 09/01/37	849,450	951,684
Pool #G03871, 5.500%, 02/01/38	2,711,496	2,974,159
Pool #G05098, 6.000%, 12/01/38	3,502,590	3,867,220
Pool #1B8740, 2.427%, 09/01/41(b)	5,974,972	6,184,925
2.500%, TBA, 15 Year Maturity(c)	8,934,000	9,026,131
5.500%, TBA, 30 Year Maturity(c)	4,266,000	4,628,610
6.000%, TBA, 30 Year Maturity(c)	3,000,000	3,306,562

		73,665,947

Federal National Mortgage Association (5.4%)
Pool #471092, 2.740%, 04/01/22(c)	1,375,000	1,395,625
Pool #471145, 3.150%, 04/01/22(c)	1,552,000	1,574,194
Pool #725773, 5.500%, 09/01/34	1,251,622	1,373,314
Pool #827943, 5.000%, 05/01/35	500,012	540,681
Pool #735500, 5.500%, 05/01/35	2,565,238	2,807,837
Pool #357829, 6.000%, 06/01/35	1,551,957	1,718,268
Pool #888344, 5.000%, 10/01/35	3,674,596	3,973,472
Pool #878094, 6.000%, 04/01/36	3,442,786	3,823,557
Pool #190370, 6.000%, 06/01/36	3,143,441	3,472,441
Pool #AD0784, 6.000%, 05/01/37(c)	1,271,001	1,404,027
Pool #995082, 5.500%, 08/01/37	1,716,578	1,883,477
Pool #AD0439, 6.000%, 07/01/39	825,869	910,758

		24,877,651

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Core Bond Fund — concluded

	Shares or Principal Amount($)	Value($)

Government National Mortgage Association (0.9%)
Pool #751387, 4.743%, 01/20/61	3,717,786	4,132,883

Total U.S. Government Agency Mortgages (Cost $101,550,460)		102,676,481

U.S. Treasury Obligations (35.8%)
U.S. Treasury Bond (3.5%)
3.125%, 11/15/41	17,266,000	16,561,875

U.S. Treasury Notes (32.3%)
0.500%, 10/15/14	47,668,000	47,716,431
0.750%, 05/31/12	12,063,000	12,075,256
1.250%, 10/31/15	20,046,000	20,445,356
1.750%, 05/31/16(d)	64,696,000	67,122,100
2.000%, 02/15/22	3,098,000	3,038,460

		150,397,603

Total U.S. Treasury Obligations (Cost $167,743,026)		166,959,478

Preferred Stocks (0.3%)
Banks (0.2%)
US Bancorp, Series F, 6.500%(b)(e)	32,175	874,838

Insurance (0.1%)
Arch Capital Group Ltd., 6.750%(e)	20,575	521,449

Total Preferred Stocks (Cost $1,326,874)		1,396,287

Money Market Fund (6.6%)
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(f)	30,976,574	30,976,574

Total Money Market Fund (Cost $30,976,574)		30,976,574

Total Investments (Cost $475,354,636) — 103.9%		484,917,467
Liabilities in excess of other assets — (3.9)%		(18,303,909)

Net Assets — 100.0%		$466,613,558

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 7.6% of net assets as of March 31, 2012.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2012.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(e)	Perpetual maturity.

(f)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

Investment Abbreviations

MTN	—	Medium Term Note
TBA	—	To Be Announced. Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Corporate Bond Fund

	Shares or Principal Amount($)	Value($)

Corporate Bonds (94.0%)
Aerospace/Defense (2.1%)
Raytheon Co., 1.400%, 12/15/14	751,000	763,441
United Technologies Corp., 5.700%, 04/15/40	757,000	911,425

		1,674,866

Auto Manufacturers (1.0%)
Volkswagen International Finance, 2.375%, 03/22/17(a)	791,000	793,692

Banks (4.6%)
HSBC Bank PLC, 3.100%, 05/24/16(a)	416,000	423,742
HSBC Bank PLC, 3.500%, 06/28/15(a)	585,000	610,908
JPMorgan Chase & Co., 4.400%, 07/22/20	1,382,000	1,433,705
Wells Fargo & Co., MTN, 1.250%, 02/13/15	1,176,000	1,171,201

		3,639,556

Beverages (1.2%)
SABMiller Holdings, Inc., 2.450%, 01/15/17(a)	978,000	990,267

Biotechnology (0.5%)
Life Technologies Corp., 5.000%, 01/15/21	361,000	390,879

Chemicals (0.6%)
E.I. du Pont de Nemours & Co., 4.250%, 04/01/21	426,000	479,561

Commercial Services (1.5%)
ERAC USA Finance LLC, 2.750%, 03/15/17(a)	323,000	322,671
ERAC USA Finance LLC, 5.250%, 10/01/20(a)	593,000	642,902
ERAC USA Finance LLC, 5.800%, 10/15/12(a)	265,000	271,409

		1,236,982

Computers (3.4%)
Hewlett-Packard Co., 4.650%, 12/09/21	701,000	733,341
Hewlett-Packard Co., 6.125%, 03/01/14	259,000	281,869
IBM Corp., 0.875%, 10/31/14	1,693,000	1,698,180

		2,713,390

Cosmetics/Personal Care (0.4%)
Colgate-Palmolive Co., MTN, 0.600%, 11/15/14	319,000	318,125

	Shares or Principal Amount($)	Value($)

Diversified Financial Services (14.4%)
ABB Treasury Center USA, Inc., 4.000%, 06/15/21(a)	707,000	722,702
American Express Credit Corp., MTN, 2.375%, 03/24/17	691,000	692,063
CME Group, Inc., 5.750%, 02/15/14	1,176,000	1,282,366
General Electric Capital Corp., MTN, 4.650%, 10/17/21	1,573,000	1,674,175
John Deere Capital Corp., MTN, 1.250%, 12/02/14	633,000	641,188
Lazard Group LLC, 6.850%, 06/15/17	1,545,000	1,698,548
Lazard Group LLC, 7.125%, 05/15/15	269,000	291,677
MassMutual Global Funding LLC, 2.000%, 04/05/17(a)(b)	650,000	647,788
NASDAQ OMX Group, Inc. (The), 5.550%, 01/15/20	645,000	661,743
PACCAR Financial Corp., MTN, 1.550%, 09/29/14	938,000	954,397
Toyota Motor Credit Corp., MTN, 3.200%, 06/17/15	724,000	769,214
Woodside Finance Ltd., 4.600%, 05/10/21(a)(c)	1,389,000	1,444,683

		11,480,544

Electric (2.6%)
Alabama Power Co., 5.800%, 11/15/13	81,000	87,442
Dominion Resources, Inc., 1.950%, 08/15/16	299,000	303,113
Georgia Power Co., 6.000%, 11/01/13	480,000	520,347
Southern California Edison Co., 5.750%, 03/15/14	1,084,000	1,187,951

		2,098,853

Electronics (0.4%)
Thermo Fisher Scientific, Inc., 2.250%, 08/15/16	279,000	288,739

Food (0.9%)
Kraft Foods, Inc., 6.500%, 02/09/40	606,000	745,703

Healthcare—Products (0.6%)
Stryker Corp., 2.000%, 09/30/16	449,000	460,247

Insurance (5.4%)
Allied World Assurance Co. Holdings Ltd., 5.500%, 11/15/20	300,000	306,417

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Corporate Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Insurance—continued
Berkshire Hathaway, Inc., 3.200%, 02/11/15	1,282,000	1,365,752
Fairfax Financial Holdings Ltd., 5.800%, 05/15/21(a)	532,000	507,771
OneBeacon U.S. Holdings, Inc., 5.875%, 05/15/13	636,000	654,531
Progressive Corp. (The), 3.750%, 08/23/21	199,000	211,830
Teachers Insurance & Annuity Association of America, 6.850%, 12/16/39(a)	994,000	1,231,000

		4,277,301

Machinery-Construction & Mining (1.5%)
Caterpillar, Inc., 5.200%, 05/27/41	1,060,000	1,222,875

Media (6.7%)
Comcast Corp., 6.450%, 03/15/37	375,000	448,807
NBC Universal Media LLC, 5.950%, 04/01/41	962,000	1,107,125
Thomson Reuters Corp., 5.950%, 07/15/13	24,000	25,457
Time Warner Cable, Inc., 5.850%, 05/01/17	968,000	1,129,576
Time Warner Cable, Inc., 8.250%, 02/14/14	912,000	1,032,543
Time Warner, Inc., 6.200%, 03/15/40	377,000	427,185
Walt Disney Co. (The), 2.750%, 08/16/21	638,000	635,480
Walt Disney Co. (The), MTN, 3.750%, 06/01/21	532,000	571,763

		5,377,936

Mining (5.9%)
Barrick (PD) Australia Finance Property Ltd., 5.950%, 10/15/39	816,000	899,548
Barrick International Barbados Corp., 6.350%, 10/15/36(a)	753,000	853,729
BHP Billiton Finance USA Ltd., 1.125%, 11/21/14	661,000	665,579
Kinross Gold Corp., 5.125%, 09/01/21(a)	1,272,000	1,291,584
Newmont Mining Corp., 6.250%, 10/01/39	910,000	1,011,297

		4,721,737

	Shares or Principal Amount($)	Value($)

Miscellaneous Manufacturer (1.2%)
3M Co., 1.375%, 09/29/16	417,000	419,777
General Electric Co., 5.250%, 12/06/17	455,000	526,191

		945,968

Office/Business Equipment (0.4%)
Xerox Corp., 2.950%, 03/15/17	355,000	358,719

Oil & Gas (7.6%)
BP Capital Markets PLC, 2.248%, 11/01/16	839,000	860,568
Ensco PLC, 4.700%, 03/15/21	757,000	816,714
Phillips 66, 4.300%, 04/01/22(a)	690,000	701,867
Shell International Finance BV, 4.300%, 09/22/19	518,000	587,257
Shell International Finance BV, 5.500%, 03/25/40	859,000	1,046,119
Statoil ASA, 3.125%, 08/17/17	1,344,000	1,441,725
Total Capital SA, 3.000%, 06/24/15	600,000	622,891

		6,077,141

Oil & Gas Services (2.3%)
Baker Hughes, Inc., 5.125%, 09/15/40	920,000	1,046,666
Weatherford International Ltd., 5.125%, 09/15/20	273,000	290,436
Weatherford International Ltd., 6.500%, 08/01/36	499,000	537,831

		1,874,933

Pharmaceuticals (1.6%)
Teva Pharmaceutical Finance Co. LLC, 6.150%, 02/01/36	322,000	386,229
Teva Pharmaceutical Finance II/III, 3.000%, 06/15/15	823,000	866,243

		1,252,472

Pipelines (6.2%)
El Paso Natural Gas Co., 5.950%, 04/15/17	329,000	363,135
El Paso Pipeline Partners Operating Co. LLC, 6.500%, 04/01/20	355,000	396,712
Enbridge Energy Partners LP, 5.500%, 09/15/40	714,000	757,390
Energy Transfer Partners LP, 6.050%, 06/01/41	722,000	728,566

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Corporate Bond Fund — concluded

	Shares or Principal Amount($)	Value($)

Pipelines—continued
Energy Transfer Partners LP, 6.625%, 10/15/36	583,000	604,781
Rockies Express Pipeline LLC, 6.850%, 07/15/18(a)	251,000	233,430
Southern Natural Gas Co., 5.900%, 04/01/17(a)	39,000	44,164
TC Pipelines LP, 4.650%, 06/15/21	611,000	638,838
Transcontinental Gas Pipe Line Co. LLC, 6.050%, 06/15/18	65,000	76,850
Williams Partners LP, 4.125%, 11/15/20	1,075,000	1,104,564

		4,948,430

Real Estate Investment Trusts (3.7%)
BioMed Realty LP, 3.850%, 04/15/16	648,000	669,456
Digital Realty Trust LP, 5.875%, 02/01/20	994,000	1,082,691
Healthcare Realty Trust, Inc., 6.500%, 01/17/17	1,116,000	1,223,522

		2,975,669

Retail (1.5%)
Wesfarmers Ltd., 6.998%, 04/10/13(a)	1,102,000	1,160,757

Semiconductors (3.2%)
Analog Devices, Inc., 3.000%, 04/15/16	237,000	249,597
Intel Corp., 1.950%, 10/01/16	497,000	511,885
Intel Corp., 4.800%, 10/01/41	1,664,000	1,772,498

		2,533,980

Telecommunication Services (11.0%)
AT&T, Inc., 5.550%, 08/15/41	636,000	704,957
CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 05/01/17(a)	1,884,000	2,053,560
Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	784,000	847,923
CenturyLink, Inc., 6.450%, 06/15/21	777,000	797,598
Cisco Systems, Inc., 5.500%, 01/15/40	871,000	1,015,477
Juniper Networks, Inc., 4.600%, 03/15/21	247,000	262,288
SBC Communications, Inc., 5.100%, 09/15/14	1,171,000	1,288,933
SBC Communications, Inc., 6.450%, 06/15/34	313,000	369,056

	Shares or Principal Amount($)	Value($)

Telecommunication Services—continued
Verizon Communications, Inc., 5.550%, 02/15/16	1,155,000	1,326,567
Verizon Communications, Inc., 5.850%, 09/15/35	120,000	137,743

		8,804,102

Trucking & Leasing (1.6%)
Aviation Capital Group Corp., 7.125%, 10/15/20(a)	1,233,000	1,238,031

Total Corporate Bonds (Cost $70,759,243)		75,081,455

Preferred Stocks (1.6%)
Banks (1.0%)
US Bancorp, Series F, 6.500%(d)	29,250	795,308

Insurance (0.6%)
Arch Capital Group Ltd., 6.750%(d)	17,325	439,081

Total Preferred Stocks (Cost $1,169,068)		1,234,389

Money Market Fund (2.0%)
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(e)	1,579,563	1,579,563

Total Money Market Fund (Cost $1,579,563)		1,579,563

Total Investments (Cost $73,507,874) — 97.6%		77,895,407
Other assets in excess of liabilities — 2.4%		1,949,500

Net Assets — 100.0%		$79,844,907

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 20.3% of net assets as of March 31, 2012.

(b)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(c)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(d)	Perpetual maturity.

(e)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

Investment Abbreviations

MTN — Medium Term Note

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Georgia Tax-Exempt Bond Fund

	Shares or Principal Amount($)	Value($)

Municipal Bonds (97.9%)
Georgia (87.8%)
Association County Commissioners of Georgia Leasing Program, Georgia Public Purpose Project, COP, 5.250%, 04/01/21, Pre-refunded 04/01/14 @ 102, XLCA	2,680,000	2,955,263
Athens-Clarke County Unified Government Development Authority, RB, 5.250%, 07/01/27	1,885,000	2,143,716
Athens-Clarke County Unified Government Development Authority, RB, 5.250%, 07/01/29	1,690,000	1,899,205
Athens-Clarke County Unified Government Development Authority, Catholic Health East, RB, 6.250%, 11/15/32	1,470,000	1,657,675
Athens-Clarke County Unified Government Water & Sewerage, RB, 5.500%, 01/01/38(a)	4,000,000	4,441,640
Athens-Clarke County Unified Government Water & Sewerage, RB, 5.625%, 01/01/33(a)	3,000,000	3,409,230
Atlanta Airport Passenger Facility Charge, Series B, RB, 5.000%, 01/01/21	2,000,000	2,318,240
Atlanta Airport Project, Series A, RB, 5.375%, 01/01/19, AGM, AMT	5,000,000	5,308,250
Atlanta Airport Project, Series C, RB, 5.000%, 01/01/19	1,000,000	1,169,310
Burke County Development Authority, Georgia Power Company, RB, 1.400%, 11/01/48	1,890,000	1,893,270
Carroll County Water Authority, Water & Sewer, RB, 5.250%, 07/01/22, AGM	1,000,000	1,115,550
Central Valdosta Development Authority, Lowndes County Judicial Project, RB, 5.250%, 06/01/21, XLCA/County Guaranteed	1,885,000	2,000,513

	Shares or Principal Amount($)	Value($)

Georgia—continued
Cherokee County Georgia Resource Recovery Development Authority, Solid Waste Disposal, RB, 5.000%, 07/01/37, AMBAC/County Guaranteed, AMT	1,000,000	1,035,860
Clarke County Hospital Authority, Athens Regional Medical Center, RB, 5.000%, 01/01/32	1,180,000	1,285,397
Cobb County Development Authority, Solid Waste Disposal, Georgia Waste Management Project, Series A, RB, 5.000%, 04/01/33, AMT	1,000,000	1,022,880
Cobb County Kennestone Hospital Authority, RB, 5.250%, 04/01/41	1,000,000	1,076,490
DeKalb County Government Authority Water & Sewerage, Series B, RB, 5.250%, 10/01/24	1,100,000	1,359,688
DeKalb County Government Authority Water & Sewerage, Series B, RB, 5.250%, 10/01/32, AGM	2,725,000	3,175,715
DeKalb County Hospital Authority, DeKalb Medical Center, Inc. Project, RB, 6.125%, 09/01/40	4,080,000	4,371,801
DeKalb Private Hospital Authority, Children’s Healthcare of Atlanta, Inc., RB, 5.000%, 11/15/29	6,300,000	6,817,797
DeKalb Private Hospital Authority, Children’s Healthcare of Atlanta, Inc., RB, 5.250%, 11/15/39	3,000,000	3,217,710
Douglas County School District, GO, 4.000%, 04/01/16, State Aid Withholding	1,040,000	1,167,129
Douglasville-Douglas County Water & Sewer Authority, RB, 5.625%, 06/01/15, AMBAC	675,000	709,641
Downtown Smyrna Development Authority, RB, 5.250%, 02/01/28	1,000,000	1,208,890

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Georgia Tax-Exempt Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Georgia—continued
Forsyth County, GO, 5.000%, 03/01/25	6,825,000	7,951,125
Forsyth County School District, GO, 5.000%, 02/01/23, NATL-RE	3,000,000	3,325,140
Fulton County Development Authority, Georgia Tech Athletic Association, RB, 5.000%, 10/01/42	5,025,000	5,315,395
Fulton County Development Authority, Georgia Tech Athletic Association, Series A, RB, 5.750%, 10/01/41	395,000	438,940
Fulton County Development Authority, Molecular Science Building Project, RB, 5.250%, 05/01/22, NATL-RE	2,370,000	2,529,074
Fulton County Development Authority, Molecular Science Building Project, RB, 5.250%, 05/01/27, NATL-RE	3,375,000	3,577,095
Fulton County Development Authority, Robert Woodruff Arts Center, Inc., Series B, RB, 5.250%, 03/15/24	1,300,000	1,420,094
Georgia State Higher Education Facilities Authority, USG Real Estate Foundation I LLC, RB, 6.000%, 06/15/34	1,065,000	1,179,764
Georgia State Road & Tollway Authority, Series B, RB, 5.000%, 10/01/19, State Guaranteed	3,450,000	4,288,591
Glynn County School District, GO, 4.000%, 09/01/15, State Aid Withholding	720,000	801,432
Glynn-Brunswick Memorial Hospital Authority, SouthEast Health System, Series A, RB, 5.500%, 08/01/28	1,800,000	1,916,532
Glynn-Brunswick Memorial Hospital Authority, SouthEast Health System, Series A, RB, 5.625%, 08/01/34	2,000,000	2,124,980

	Shares or Principal Amount($)	Value($)

Georgia—continued
Gwinnett County Development Authority, Public Schools Project, COP, 5.250%, 01/01/21, Pre-refunded 01/01/2014 @ 100, NATL-RE	2,910,000	3,157,845
Gwinnett County School District, GO, 5.000%, 02/01/20	1,235,000	1,534,426
Gwinnett County School District, GO, 5.000%, 02/01/32	4,745,000	5,279,477
Henry County Water & Sewerage Authority, RB, 6.150%, 02/01/20, AMBAC	2,100,000	2,650,851
Houston County School District, Sales Tax, GO, 4.000%, 09/01/14, State Aid Withholding	985,000	1,067,947
Lincoln County School District, GO, 5.500%, 04/01/37, State Aid Withholding	1,000,000	1,139,240
Milledgeville & Baldwin County Development Authority, Georgia College & State University Foundation, RB, 6.000%, 09/01/33, Pre-refunded 09/01/14 @ 101	2,355,000	2,693,861
Municipal Electric Authority of Georgia, Series A, RB, 5.000%, 01/01/21	2,030,000	2,395,197
Municipal Electric Authority of Georgia, Series B, RB, 4.000%, 01/01/16	755,000	829,126
Private Colleges & Universities Authority, Emory University, Series B, RB, 5.000%, 09/01/29	3,000,000	3,358,260
Private Colleges & Universities Authority, Emory University, Series C, RB, 5.250%, 09/01/39	3,500,000	3,892,245
Richmond County Hospital Authority, University Health Services, Inc. Project, RB, 5.250%, 01/01/29	2,250,000	2,375,325

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Georgia Tax-Exempt Bond Fund — concluded

	Shares or Principal Amount($)	Value($)

Georgia—continued
Thomasville Hospital Authority, John D. Archhold Memorial Hospital, RB, 5.375%, 11/01/40	2,510,000	2,637,508
Valdosta Board of Education, Sales Tax, GO, 3.000%, 02/01/15, State Aid Withholding	505,000	537,234
Valdosta Board of Education, Sales Tax, GO, 4.000%, 02/01/16, State Aid Withholding	2,340,000	2,603,063
Walton County School District, GO, 4.000%, 08/01/16, State Aid Withholding(b)	980,000	1,102,667
Walton County School District, Series A, GO, 5.000%, 08/01/21, NATL-RE(a)	2,575,000	2,904,214

		131,787,508

Puerto Rico (10.1%)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Series A, RB, 5.250%, 07/01/42	2,250,000	2,216,272
Puerto Rico Commonwealth Highway & Transportation Authority Highway, Series CC, RB, 5.500%, 07/01/30	2,560,000	2,734,106
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Series A, RB, 5.250%, 08/01/57	1,600,000	1,674,336
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Series A, RB, 5.500%, 08/01/28, Pre-refunded 08/01/19 @ 100	20,000	25,643
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Series A, RB, 5.500%, 08/01/28	2,280,000	2,560,121

	Shares or Principal Amount($)	Value($)

Puerto Rico—continued
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Series A, RB, 5.500%, 08/01/42	3,100,000	3,321,619
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Series A, RB, 6.000%, 08/01/42	2,335,000	2,626,081

		15,158,178

Total Municipal Bonds (Cost $136,873,800)		146,945,686

Money Market Fund (2.5%)
Federated Tax-Free Obligations Fund, Institutional Shares, 0.04%(c)	3,710,700	3,710,700

Total Money Market Fund ( Cost $3,710,700)		3,710,700

Total Investments (Cost $140,584,500) — 100.4%		150,656,386
Liabilities in excess of other assets — (0.4)%		(573,203)

Net Assets — 100.0%		$150,083,183

(a)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(b)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

Investment Abbreviations

AGM	—	Security guaranteed by Assured Guaranty Municipal Corporation
AMBAC	—	Security guaranteed by American Municipal Bond Assurance Corporation
AMT	—	Income subject to Alternative Minimum Tax
COP	—	Certificate of Participation
GO	—	General Obligation
NATL-RE	—	Reinsurance provided by National Public Finance Guarantee Corporation
RB	—	Revenue Bond
XLCA	—	Security guaranteed by XL Capital Assurance, Inc.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

High Grade Municipal Bond Fund

	Shares or Principal Amount($)	Value($)

Municipal Bonds (80.2%)
Alabama (4.4%)
Birmingham Special Care Facilities Financing Authority Health Care Facilities, Children’s Hospital of Alabama, RB, 6.000%, 06/01/39, AGC	2,000,000	2,263,840

Alaska (4.6%)
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/28, AGC(a)	2,000,000	2,367,180

California (4.8%)
California State, GO, 6.500%, 04/01/33(a)	2,000,000	2,432,120

District of Columbia (4.7%)
District of Columbia, Income Tax, Series A, RB, 5.500%, 12/01/30	2,000,000	2,399,320

Florida (2.0%)
Osceola County Tourist Development Tax Authority, Series A, RB, 5.500%, 10/01/15, NATL-RE/FGIC	1,000,000	1,023,590

Georgia (6.9%)
Fulton County Development Authority, Georgia Tech Athletic Association, RB, 5.750%, 10/01/36	1,250,000	1,405,963
Fulton County Development Authority, RB, 5.000%, 10/01/42	2,000,000	2,115,580

		3,521,543

Idaho (5.7%)
Idaho Health Facilities Authority, Series A, RB, 6.750%, 11/01/37	2,500,000	2,896,075

Illinois (2.2%)
University of Illinois, Auxiliary Facilities System, Series A, RB, 5.750%, 04/01/38	1,000,000	1,107,900

Kansas (3.3%)
Kansas State Development Finance Authority, Adventist Bolingbrook Hospital, RB, 5.750%, 11/15/38(a)	1,500,000	1,704,735

	Shares or Principal Amount($)	Value($)

Maine (5.6%)
Maine State Turnpike Authority, RB, 6.000%, 07/01/38(a)	2,500,000	2,878,125

New Jersey (5.9%)
New Jersey Educational Facilities Authority, Series A, RB, 4.000%, 07/01/27(b)	795,000	790,023
New Jersey State Transportation Trust Fund Authority, Transportation System, Series A, RB, 6.000%, 12/15/38, Pre-refunded 12/15/2018 @ 100	1,955,000	2,227,312

		3,017,335

New York (2.3%)
Erie County Industrial Development Agency, City School District Buffalo, Series A, RB, 5.750%, 05/01/29, BHAC	1,000,000	1,147,540

Ohio (2.2%)
University of Cincinnati, Series A, RB, 5.000%, 06/01/30	1,000,000	1,134,700

Texas (14.2%)
Austin, Series 2005, GO, 5.000%, 09/01/19, NATL-RE	1,000,000	1,123,640
Dallas Independent School District, GO, 6.375%, 02/15/34, PSF-GTD(a)	4,000,000	4,965,360
Harris County Health Facilities Development Authority, Memorial Hermann Healthcare System, Series B, RB, 7.125%, 12/01/31	1,000,000	1,191,600

		7,280,600

Washington (11.4%)
Central Puget Sound Regional Transit Authority, Series A, RB, 5.000%, 11/01/23, AMBAC	1,500,000	1,674,780
Port of Seattle, Series A, RB, 5.000%, 08/01/30	2,000,000	2,241,620

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

High Grade Municipal Bond Fund — concluded

	Shares or Principal Amount($)	Value($)

Washington—continued
Seattle Washington Municipal Light & Power, RB, 5.750%, 04/01/29, BHAC(a)	1,635,000	1,915,958

		5,832,358

Total Municipal Bonds (Cost $36,968,056)		41,006,961

Money Market Fund (16.6%)
Federated Tax-Free Obligations Fund, Institutional Shares, 0.04%(c)	8,480,299	8,480,299

Total Money Market Fund (Cost $8,480,299)		8,480,299

Total Investments (Cost $45,448,355) — 96.8%		49,487,260
Other assets in excess of liabilities — 3.2%		1,631,408

Net Assets — 100.0%		$51,118,668

(a)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(b)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

Investment Abbreviations

AGC	—	Security guaranteed by Assured Guaranty Corporation
AMBAC	—	Security guaranteed by American Municipal Bond Assurance Corporation
BHAC	—	Security guaranteed by Berkshire Hathaway Assurance Corporation
FGIC	—	Security guaranteed by Financial Guaranty Insurance Company
GO	—	General Obligation
NATL-RE	—	Reinsurance provided by National Public Finance Guarantee Corporation
PSF-GTD	—	Security guaranteed by Permanent School Fund Guarantee Program
RB	—	Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

High Income Fund

	Shares or Principal Amount($)	Value($)

Bank Loans (4.4%)
Diversified Financial Services (0.0%)(a)
American Capital Holdings, Inc., Term Loan, 7.500%, 12/31/13(b)(c)	160,717	159,110

Energy (1.2%)
Aventine Renewable Energy Holdings, Inc., Term Loan B, 10.500%, 12/21/15(b)(d)	10,771,205	8,275,840

Media (1.7%)
Tribune Co., Term Loan B, 0.000%, 06/04/14(b)(c)(e)(f)	17,500,000	11,491,725

Oil & Gas (0.5%)
Energy Transfer Equity, L.P., Term Loan B, 03/21/17(c)(g)(h)	2,165,000	2,123,064
EP Energy Corp., Unsecured Bridge Loan, 10/31/12(c)(g)(h)	1,375,000	1,375,000

		3,498,064

Real Estate (0.7%)
Istar Financial, Inc., Term Loan A1, 03/15/16(c)(g)(h)	5,000,000	4,918,750

Telecommunication Services (0.3%)
Intelsat Jackson Holdings SA, Tranche B Term Loan, 5.250%, 04/02/18(b)(c)	1,985,000	1,998,021

Total Bank Loans (Cost $32,207,746)		30,341,510

Corporate Bonds (83.8%)
Advertising (0.5%)
Affinion Group, Inc., 7.875%, 12/15/18	1,675,000	1,524,250
Affinion Group, Inc., 11.500%, 10/15/15	1,650,000	1,555,125
Checkout Holding Corp., 0.000%, 11/15/15(c)(d)	1,675,000	695,125

		3,774,500

Aerospace/Defense (1.3%)
BE Aerospace, Inc., 5.250%, 04/01/22	4,795,000	4,842,950
Ducommun, Inc., 9.750%, 07/15/18	1,080,000	1,144,800
Kratos Defense & Security Solutions, Inc., 10.000%, 06/01/17	1,700,000	1,840,250
Triumph Group, Inc., 8.625%, 07/15/18	1,200,000	1,344,000

		9,172,000

	Shares or Principal Amount($)	Value($)

Airlines (1.6%)
Air Canada Inc., 9.250%, 08/01/15(c)(i)	2,875,000	2,803,125
Delta Air Lines, Inc., 9.500%, 09/15/14(c)(i)(j)	4,647,000	4,949,055
Delta Air Lines, Inc., 12.250%, 03/15/15(c)(i)	1,185,000	1,276,837
United Air Lines, Inc., 12.000%, 11/01/13(c)(j)	2,000,000	2,120,000

		11,149,017

Auto Manufacturers (1.0%)
Ford Motor Co., 7.450%, 07/16/31(i)	5,440,000	6,650,400
General Motors Co. Escrow, 7.200%(d)(e)(i)(k)(l)	17,182,000	171,820
General Motors Co. Escrow, 8.375%(d)(e)(i)(k)(l)	36,800,000	368,000

		7,190,220

Auto Parts & Equipment (0.5%)
Tower Automotive Holdings USA LLC / TA Holdings Finance, Inc., 10.625%, 09/01/17(c)(i)	540,000	585,900
Visteon Corp., 6.750%, 04/15/19	2,700,000	2,740,500

		3,326,400

Banks (2.2%)
Ally Financial, Inc., 5.500%, 02/15/17(j)	3,305,000	3,308,930
Ally Financial, Inc., 7.500%, 09/15/20(j)	6,000,000	6,480,000
Ally Financial, Inc., 8.000%, 11/01/31(j)	1,675,000	1,846,688
Bank of America Corp., 5.700%, 01/24/22	2,345,000	2,482,379
Provident Funding Associates LP / PFG Finance Corp., 10.125%, 02/15/19(c)	1,645,000	1,209,075

		15,327,072

Building Materials (0.7%)
Masco Corp., 5.950%, 03/15/22	2,640,000	2,646,143
USG Corp., 8.375%, 10/15/18(c)	855,000	876,375
USG Corp., 9.750%, 01/15/18	1,135,000	1,126,488

		4,649,006

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Chemicals (1.0%)
Kinove German Bondco GmbH, 9.625%, 06/15/18(c)	1,100,000	1,144,000
Rain CII Carbon LLC, 8.000%, 12/01/18(c)	1,825,000	1,911,687
Taminco Global Chemical Corp., 9.750%, 03/31/20(c)	2,380,000	2,475,200
Vertellus Specialties, Inc., 9.375%, 10/01/15(c)	1,500,000	1,140,000

		6,670,887

Coal (0.7%)
Arch Coal, Inc., 7.000%, 06/15/19(c)(i)	2,220,000	2,047,950
Peabody Energy Corp., 6.250%, 11/15/21(c)	3,005,000	2,944,900

		4,992,850

Commercial Services (4.8%)
Avis Budget Car Rental LLC, 9.625%, 03/15/18	660,000	716,100
Cenveo Corp., 7.875%, 12/01/13(i)	3,195,000	3,051,225
Cenveo Corp., 11.500%, 05/15/17(c)	7,190,000	6,614,800
Monitronics International, Inc., 9.125%, 04/01/20(c)	4,805,000	4,865,062
ServiceMaster Co., 8.000%, 02/15/20(c)	6,170,000	6,571,050
Speedy Cash, Inc., 10.750%, 05/15/18(c)	2,635,000	2,727,225
UR Financing Escrow Corp., 5.750%, 07/15/18(c)	2,140,000	2,190,825
UR Financing Escrow Corp., 7.375%, 05/15/20(c)	3,015,000	3,082,838
UR Financing Escrow Corp., 7.625%, 04/15/22(c)	3,770,000	3,873,675

		33,692,800

Diversified Financial Services (4.5%)
Aircastle Ltd., 6.750%, 04/15/17(b)(c)	2,995,000	2,995,000
Aircastle Ltd., 7.625%, 04/15/20(b)(c)	2,095,000	2,095,000
Aircastle Ltd., 9.750%, 08/01/18(i)	600,000	669,000
Community Choice Financial, Inc., 10.750%, 05/01/19(c)	1,885,000	1,840,231
E*Trade Financial Corp. PIK, 12.500%, 11/30/17	4,281,000	4,982,014

	Shares or Principal Amount($)	Value($)

Diversified Financial Services—continued
International Lease Finance Corp., 6.250%, 05/15/19	2,380,000	2,349,248
International Lease Finance Corp., 8.250%, 12/15/20	2,330,000	2,563,489
International Lease Finance Corp., 8.750%, 03/15/17	7,430,000	8,265,875
Neuberger Berman Group LLC/Neuberger Berman Finance Corp., 5.625%, 03/15/20(c)	2,250,000	2,266,875
Neuberger Berman Group LLC/Neuberger Berman Finance Corp., 5.875%, 03/15/22(c)	3,600,000	3,636,000

		31,662,732

Electric (5.6%)
Calpine Corp., 7.250%, 10/15/17(c)	2,105,000	2,231,300
Edison Mission Energy, 7.200%, 05/15/19	4,735,000	2,935,700
Edison Mission Energy, 7.750%, 06/15/16(i)(j)	13,650,000	9,418,500
Energy Future Holdings Corp., 10.000%, 01/15/20	2,750,000	2,983,750
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc., 10.000%, 12/01/20	1,080,000	1,177,200
GenOn Energy, Inc., 9.500%, 10/15/18(i)	1,555,000	1,430,600
GenOn Energy, Inc., 9.875%, 10/15/20	740,000	673,400
Midwest Generation LLC, Series B, 8.560%, 01/02/16(i)	2,991,280	2,849,194
NRG Energy, Inc., 7.625%, 05/15/19	2,375,000	2,291,875
NRG Energy, Inc., 7.875%, 05/15/21	4,725,000	4,536,000
Texas Competitive Electric Holdings Co. LLC, 11.500%, 10/01/20(c)(i)	12,895,000	8,413,988

		38,941,507

Electronics (0.4%)
Rexel SA, 6.125%, 12/15/19(c)	2,780,000	2,814,750

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Energy-Alternate Sources (0.2%)
First Wind Capital LLC, 10.250%, 06/01/18(c)	1,600,000	1,608,000

Engineering & Construction (0.1%)
Aguila 3 S.A., 7.875%, 01/31/18(c)	875,000	914,375

Entertainment (3.6%)
CCM Merger, Inc., 9.125%, 05/01/19(c)	3,360,000	3,393,600
Codere Finance Luxembourg SA, 9.250%, 02/15/19(c)	4,630,000	4,595,275
Diamond Resorts Corp., 12.000%, 08/15/18	10,025,000	10,726,750
FireKeepers Development Authority, 13.875%, 05/01/15(c)	1,680,000	1,869,000
Pinnacle Entertainment, Inc., 7.750%, 04/01/22	1,170,000	1,225,575
Pinnacle Entertainment, Inc., 8.750%, 05/15/20(i)	750,000	819,375
Regal Entertainment Group, 9.125%, 08/15/18(i)	2,500,000	2,737,500

		25,367,075

Food (0.1%)
Post Holdings, Inc., 7.375%, 02/15/22(c)	920,000	963,700

Gas (0.2%)
Sabine Pass LNG LP, 7.500%, 11/30/16	1,565,000	1,678,463

Healthcare—Products (2.4%)
DJO Finance LLC / DJO Finance Corp., 8.750%, 03/15/18(c)	1,545,000	1,560,450
Kinetic Concepts, Inc. / KCI USA, Inc., 10.500%, 11/01/18(c)	5,050,000	5,245,687
Kinetic Concepts, Inc. /KCI USA, Inc., 12.500%, 11/01/19(c)	3,080,000	2,895,200
Physio-Control International, Inc., 9.875%, 01/15/19(c)	5,315,000	5,580,750
Rotech Healthcare, Inc., 10.750%, 10/15/15	1,470,000	1,464,488

		16,746,575

Healthcare—Services (4.0%)
Apria Healthcare Group, Inc., 11.250%, 11/01/14	500,000	523,125

	Shares or Principal Amount($)	Value($)

Healthcare—Services—continued
Community Health Systems, Inc., 8.000%, 11/15/19(c)(i)	1,000,000	1,032,500
Community Health Systems, Inc., 8.875%, 07/15/15(i)	108,000	111,915
Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19(c)	4,500,000	4,635,000
Fresenius Medical Care US Finance II, Inc., 5.875%, 01/31/22(c)	4,500,000	4,623,750
INC Research LLC, 11.500%, 07/15/19(c)	6,900,000	6,727,500
Kindred Healthcare, Inc., 8.250%, 06/01/19	1,525,000	1,328,656
MedImpact Holdings, Inc., 10.500%, 02/01/18(c)	5,225,000	5,303,375
Tenet Healthcare Corp., 6.250%, 11/01/18(c)	3,240,000	3,345,300

		27,631,121

Holding Companies-Divers (0.6%)
MMI International Ltd., 8.000%, 03/01/17(c)(i)	3,840,000	3,974,400

Household Products/Wares (0.6%)
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC, 9.875%, 08/15/19(c)	1,000,000	1,022,500
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Luxembourg I SA, 7.875%, 08/15/19(c)	3,000,000	3,225,000

		4,247,500

Insurance (2.2%)
Genworth Financial, Inc., 6.150%, 11/15/66(b)	6,005,000	4,053,375
MBIA Insurance Corp., 14.000%, 01/15/33(b)(c)(j)	13,325,000	8,061,625
MBIA, Inc., 5.700%, 12/01/34	2,025,000	1,255,500
MBIA, Inc., 6.625%, 10/01/28	2,650,000	1,815,250

		15,185,750

Internet (0.9%)
Atlantic Broadband Finance LLC, 9.375%, 01/15/14	725,000	726,813

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Internet—continued
Equinix, Inc., 7.000%, 07/15/21	2,085,000	2,288,287
Zayo Group LLC, 10.250%, 03/15/17	2,600,000	2,905,500

		5,920,600

Investment Companies (0.8%)
Offshore Group Investments Ltd., 11.500%, 08/01/15	4,775,000	5,252,500

Iron/Steel (1.2%)
AK Steel Corp., 8.375%, 04/01/22	3,735,000	3,622,950
APERAM, 7.375%, 04/01/16(c)	750,000	733,125
APERAM, 7.750%, 04/01/18(c)	750,000	723,750
JMC Steel Group, 8.250%, 03/15/18(c)	2,975,000	3,094,000

		8,173,825

Leisure Time (0.2%)
ClubCorp Club Operations, Inc., 10.000%, 12/01/18	1,000,000	1,045,000

Lodging (1.9%)
Caesars Operating Escrow LLC / Caesars Escrow Corp., 8.500%, 02/15/20(c)	3,485,000	3,545,987
Chester Downs & Marina LLC, 9.250%, 02/01/20(c)	1,080,000	1,140,750
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19(c)	4,840,000	4,991,250
MGM Resorts International, 7.625%, 01/15/17(i)	3,325,000	3,433,063

		13,111,050

Machinery-Diversified (0.1%)
Manitowoc Co., Inc. (The), 8.500%, 11/01/20(i)	790,000	869,000

Media (4.7%)
Block Communications, Inc., 7.250%, 02/01/20(c)	2,690,000	2,740,437
CCO Holdings LLC / Cap Corp., 6.500%, 04/30/21	1,755,000	1,816,425
CCO Holdings LLC / Cap Corp., 7.375%, 06/01/20	1,010,000	1,095,850
CCO Holdings LLC / Cap Corp., 7.875%, 04/30/18	735,000	793,800

	Shares or Principal Amount($)	Value($)

Media—continued
Cequel Communications Holdings I LLC, 8.625%, 11/15/17(c)	2,105,000	2,260,244
Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20(c)	880,000	849,200
Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20(c)	8,970,000	8,790,600
Entravision Communications Corp., 8.750%, 08/01/17	6,580,000	6,966,575
Gray Television, Inc., 10.500%, 06/29/15	3,594,000	3,737,760
Insight Communications, Inc., 9.375%, 07/15/18(c)	865,000	988,263
Videotron LTee, 5.000%, 07/15/22(c)	2,790,000	2,762,100

		32,801,254

Mining (0.9%)
Consolidated Minerals Ltd., 8.875%, 05/01/16(c)	1,325,000	1,122,937
FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19(c)	2,405,000	2,525,250
Novelis, Inc., 8.750%, 12/15/20	1,210,000	1,324,950
Vulcan Materials Co., 7.500%, 06/15/21(i)	940,000	1,041,050

		6,014,187

Miscellaneous Manufacturer (0.1%)
Bombardier, Inc., 5.750%, 03/15/22(c)	1,065,000	1,035,713

Office/Business Equipment (0.3%)
CDW LLC / CDW Finance Corp., 8.500%, 04/01/19(c)	1,970,000	2,093,125

Oil & Gas (8.7%)
Chesapeake Energy Corp., 6.125%, 02/15/21	2,910,000	2,880,900
CITGO Petroleum Corp., 11.500%, 07/01/17(c)	4,155,000	4,653,600
Comstock Resources, Inc., 7.750%, 04/01/19	2,160,000	2,008,800
Connacher Oil and Gas Ltd., 8.500%, 08/01/19(c)	5,465,000	5,465,000
Continental Resources, Inc., 5.000%, 09/15/22(c)	3,045,000	3,060,225

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Oil & Gas—continued
Endeavour International Corp., 12.000%, 03/01/18(c)	6,430,000	6,494,300
Hercules Offshore, Inc., 7.125%, 04/01/17(c)(g)	1,080,000	1,081,350
Hercules Offshore, Inc., 10.250%, 04/01/19(c)(g)	2,055,000	2,019,037
Linn Energy LLC/Finance Corp., 6.500%, 05/15/19(c)	3,335,000	3,268,300
Linn Energy LLC/Finance Corp., 8.625%, 04/15/20	855,000	921,263
Northern Tier Energy LLC / Northern Tier Finance Corp., 10.500%, 12/01/17(c)	835,000	910,150
Range Resources Corp., 5.000%, 08/15/22	2,360,000	2,330,500
SandRidge Energy, Inc., 7.500%, 03/15/21	7,715,000	7,599,275
United Refining Co., 10.500%, 02/28/18	14,355,000	14,821,537
WPX Energy, Inc., 6.000%, 01/15/22(c)	3,335,000	3,335,000

		60,849,237

Oil & Gas Services (1.3%)
American Petroleum Tankers LLC, 10.250%, 05/01/15	453,000	473,951
Cie Generale de Geophysique—Veritas, 6.500%, 06/01/21	4,500,000	4,590,000
Hornbeck Offshore Services, Inc., 5.875%, 04/01/20(c)	1,615,000	1,619,038
Oil States International, Inc., 6.500%, 06/01/19	2,140,000	2,247,000

		8,929,989

Packaging & Containers (0.3%)
Ball Corp., 5.000%, 03/15/22	2,285,000	2,290,713

Pharmaceuticals (1.9%)
ConvaTec Healthcare, 10.500%, 12/15/18(c)	9,770,000	10,038,675
Endo Pharmaceuticals Holdings, Inc., 7.000%, 07/15/19	675,000	720,563
Endo Pharmaceuticals Holdings, Inc., 7.250%, 01/15/22	940,000	1,005,800

	Shares or Principal Amount($)	Value($)

Pharmaceuticals—continued
Valeant Pharmaceuticals International, 6.500%, 07/15/16(c)	1,275,000	1,297,312

		13,062,350

Real Estate Investment Trusts (0.2%)
Rouse Co. LP (The), 6.750%, 11/09/15	1,145,000	1,203,681

Retail (2.8%)
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.750%, 05/20/20	2,500,000	2,537,500
AmeriGas Finance LLC/AmeriGas Finance Corp., 7.000%, 05/20/22	5,330,000	5,436,600
Gymboree Corp., 9.125%, 12/01/18(i)	3,290,000	3,035,025
Limited Brands, Inc., 5.625%, 02/15/22	2,740,000	2,763,975
Office Depot, Inc., 9.750%, 03/15/19(c)	2,160,000	2,227,500
Sears Holdings Corp., 6.625%, 10/15/18(i)	3,935,000	3,497,231

		19,497,831

Semiconductors (0.2%)
MEMC Electronic Materials, Inc., 7.750%, 04/01/19	1,400,000	1,113,000

Shipbuilding (1.3%)
Huntington Ingalls Industries, Inc., 6.875%, 03/15/18	3,910,000	4,144,600
Huntington Ingalls Industries, Inc., 7.125%, 03/15/21	4,575,000	4,900,969

		9,045,569

Software (1.2%)
Fidelity National Information Services, Inc., 5.000%, 03/15/22(c)	3,695,000	3,639,575
Lawson Software, Inc., 9.375%, 04/01/19(c)(g)	4,415,000	4,558,487

		8,198,062

Storage/Warehousing (0.1%)
Niska Gas Storage US LLC / Niska Gas Storage Canada ULC, 8.875%, 03/15/18	1,015,000	954,100

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Telecommunication Services (14.3%)
GeoEye, Inc., 8.625%, 10/01/16(i)	640,000	665,600
GeoEye, Inc., 9.625%, 10/01/15	115,000	125,925
Integra Telecom, Inc., 10.750%, 04/15/16(c)	2,055,000	1,890,600
Intelsat Bermuda Ltd., 11.250%, 02/04/17(j)	2,400,000	2,496,000
Intelsat Luxembourg SA, PIK, 11.500%, 02/04/17(c)(j)	2,310,000	2,379,300
Level 3 Communications, Inc., 11.875%, 02/01/19	3,700,000	4,218,000
Level 3 Financing, Inc., 8.125%, 07/01/19(c)	3,000,000	3,097,500
Level 3 Financing, Inc., 8.625%, 07/15/20(c)	3,805,000	3,995,250
Level 3 Financing, Inc., 10.000%, 02/01/18(j)	2,150,000	2,354,250
NII Capital Corp., 7.625%, 04/01/21	8,300,000	8,113,250
Nortel Networks Ltd., 10.750%, 07/15/16(e)(j)	13,960,000	15,600,300
Sable International Finance Ltd., 8.750%, 02/01/20(c)(i)	1,770,000	1,876,200
Satmex Escrow, 9.500%, 05/15/17(b)(c)(g)	475,000	484,500
Satmex Escrow SA de CV, 9.500%, 05/15/17	10,795,000	11,118,850
Sprint Capital Corp., 6.875%, 11/15/28	3,545,000	2,711,925
Sprint Capital Corp., 6.900%, 05/01/19(j)	9,459,000	8,182,035
Sprint Nextel Corp., 6.000%, 12/01/16	5,715,000	5,100,637
Sprint Nextel Corp., 7.000%, 03/01/20(c)	2,470,000	2,507,050
Sprint Nextel Corp., 11.500%, 11/15/21(c)	495,000	532,125
Trilogy International Partners LLC, 10.250%, 08/15/16(c)	5,515,000	4,811,838
UPCB Finance V Ltd., 7.250%, 11/15/21(c)	3,300,000	3,489,750
US West Capital Funding, Inc., 6.875%, 07/15/28	1,635,000	1,562,756
ViaSat, Inc., 6.875%, 06/15/20(c)	2,470,000	2,531,750

	Shares or Principal Amount($)	Value($)

Telecommunication Services—continued
Wind Acquisition Finance Holdings, PIK, 12.250%, 07/15/17(c)(i)	4,358,498	3,738,737
Wind Acquisition Finance SA, 7.250%, 02/15/18(c)	6,200,000	5,843,500

		99,427,628

Transportation (0.9%)
CHC Helicopter SA, 9.250%, 10/15/20(c)	6,150,000	6,103,875

Trucking & Leasing (0.7%)
Aviation Capital Group Corp., 6.750%, 04/06/21(c)	5,000,000	4,849,550

Total Corporate Bonds (Cost $580,611,442)		583,522,539

Convertible Corporate Bond (0.3%)
Auto Parts & Equipment (0.3%)
Meritor, Inc., 4.625%, 03/01/26(b)(i)	2,145,000	1,957,313

Total Convertible Corporate Bond (Cost $1,853,294)		1,957,313

Common Stocks (0.5%)
Auto Manufacturers (0.5%)
Ford Motor Co.*	118,279	1,477,305
General Motors Co.*(i)	66,862	1,715,010

Total Common Stocks (Cost $2,786,166)		3,192,315

Preferred Stocks (0.4%)
Diversified Financial Services (0.4%)
Citigroup Capital XII, 8.500% (b)	10,325	264,320
GMAC Capital Trust I, Series 2, 8.125% (b)	121,110	2,798,852

Total Preferred Stocks (Cost $3,285,875)		3,063,172

Convertible Preferred Stock (0.2%)
Auto Manufacturers (0.2%)
General Motors Co., Series B, 4.750%, 12/01/13(i)	37,965	1,588,835

Total Convertible Preferred Stock (Cost $1,466,208)		1,588,835

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

High Income Fund — concluded

	Shares or Principal Amount($)	Value($)

Warrants (0.8%)
Auto Manufacturers (0.8%)
General Motors Co. Expires at 07/10/16 at $10.00*	199,906	3,324,437
General Motors Co. Expires at 07/10/19 at $18.33*	199,906	2,238,947

Total Warrants (Cost $8,489,022)		5,563,384

Short-Term Investment (7.8%)
RidgeWorth Funds Securities Lending Joint Account (m)	54,246,646	54,246,646

Total Short-Term Investment (Cost $54,246,646)		54,246,646

Money Market Fund (10.5%)
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(n)	72,944,681	72,944,681

Total Money Market Fund (Cost $72,944,681)		72,944,681

Total Investments (Cost $757,891,080) — 108.7%		756,420,395
Liabilities in excess of other assets — (8.7)%		(60,267,474)

Net Assets — 100.0%		$696,152,921

*	Non-income producing security.

(a)	Less than 0.05% of Net Assets.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2012.

(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 45.4% of net assets as of March 31, 2012.
(d)	The Fund’s adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

(e)	Security is in default.

(f)	Bankrupt issuer.

(g)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(h)	The security does not have a stated settlement date and will receive a rate upon settling with the custodian.

(i)	The security or a partial position of the security was on loan as of March 31, 2012. The total value of securities on loan as of March 31, 2012 was $52,185,362.

(j)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(k)	Valued at fair value using procedures approved by the Board of Trustees. Fair valued securities held by the Fund represent 0.1% of net assets as of March 31, 2012.

(l)	Security is perpetual in nature and has no stated maturity.

(m)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2012 (See Note 2).

(n)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

Investment Abbreviations

PIK	—	Payment in-kind
ULC	—	Unlimited Liability Company

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Intermediate Bond Fund

	Shares or Principal Amount($)	Value($)

Collateralized Mortgage Obligations (1.6%)
Agency Collateralized Mortgage Obligation (1.5%)
Federal National Mortgage Association, Series 2011-46, Cl B, 3.000%, 05/25/26	17,592,000	17,954,860

Commercial Mortgage Backed Security (0.1%)
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Cl A3, 5.603%, 11/15/30(a)	1,753,000	1,841,274

Total Collateralized Mortgage Obligations (Cost $17,386,471)		19,796,134

Corporate Bonds (33.0%)
Aerospace/Defense (0.8%)
Boeing Co. (The), 5.125%, 02/15/13	243,000	252,813
Raytheon Co., 1.400%, 12/15/14	3,200,000	3,253,011
United Technologies Corp., 6.125%, 02/01/19	5,343,000	6,563,170

		10,068,994

Auto Manufacturers (0.5%)
Daimler Finance N.A. LLC, 3.875%, 09/15/21(b)	2,487,000	2,543,726
Volkswagen International Finance, 2.375%, 03/22/17(b)	3,297,000	3,308,220

		5,851,946

Banks (1.6%)
HSBC Bank PLC, 3.100%, 05/24/16(b)	1,780,000	1,813,129
HSBC Bank PLC, 3.500%, 06/28/15(b)	2,840,000	2,965,775
JPMorgan Chase & Co., 4.400%, 07/22/20	4,388,000	4,552,168
JPMorgan Chase & Co., 6.300%, 04/23/19	780,000	901,301
Northern Trust Corp., 4.625%, 05/01/14	667,000	717,557
Northern Trust Corp., 5.200%, 11/09/12	2,995,000	3,077,986
Wells Fargo & Co., MTN, 1.250%, 02/13/15	4,924,000	4,903,905

		18,931,821

	Shares or Principal Amount($)	Value($)

Beverages (0.8%)
Anheuser-Busch InBev Worldwide, Inc., 3.000%, 10/15/12	4,385,000	4,441,878
Diageo Capital PLC, 5.200%, 01/30/13	1,305,000	1,354,965
SABMiller Holdings, Inc., 2.450%, 01/15/17(b)	4,087,000	4,138,263

		9,935,106

Biotechnology (0.1%)
Life Technologies Corp., 5.000%, 01/15/21	977,000	1,057,862

Chemicals (1.3%)
Air Products & Chemicals, Inc., 4.150%, 02/01/13	1,300,000	1,339,099
E.I. du Pont de Nemours & Co., 4.250%, 04/01/21	1,899,000	2,137,759
E.I. du Pont de Nemours & Co., 5.000%, 07/15/13	2,306,000	2,429,789
Praxair, Inc., 1.750%, 11/15/12	6,243,000	6,293,456
Praxair, Inc., 4.625%, 03/30/15	3,143,000	3,486,907

		15,687,010

Commercial Services (0.6%)
ERAC USA Finance LLC, 2.750%, 03/15/17(b)	1,154,000	1,152,824
ERAC USA Finance LLC, 5.250%, 10/01/20(b)	2,629,000	2,850,236
ERAC USA Finance LLC, 5.600%, 05/01/15(b)	1,641,000	1,803,106
ERAC USA Finance LLC, 5.800%, 10/15/12(b)	942,000	964,783

		6,770,949

Computers (1.6%)
Hewlett-Packard Co., 4.375%, 09/15/21	4,607,000	4,727,846
Hewlett-Packard Co., 4.500%, 03/01/13	1,139,000	1,176,954
Hewlett-Packard Co., 6.125%, 03/01/14	157,000	170,862
IBM Corp., 0.875%, 10/31/14	7,393,000	7,415,623
IBM Corp., 1.250%, 02/06/17	6,094,000	6,045,126

		19,536,411

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Intermediate Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Diversified Financial Services (4.1%)
ABB Treasury Center USA, Inc., 4.000%, 06/15/21(b)	3,551,000	3,629,864
American Express Credit Corp., MTN, 2.375%, 03/24/17	2,884,000	2,888,436
CME Group, Inc., 5.400%, 08/01/13	2,313,000	2,450,452
CME Group, Inc., 5.750%, 02/15/14	3,407,000	3,715,153
Ford Motor Credit Co. LLC, 5.000%, 05/15/18	5,316,000	5,506,610
John Deere Capital Corp., MTN, 1.250%, 12/02/14	2,769,000	2,804,817
Lazard Group LLC, 6.850%, 06/15/17	405,000	445,251
Lazard Group LLC, 7.125%, 05/15/15	2,745,000	2,976,406
MassMutual Global Funding LLC, 2.000%, 04/05/17(b)(c)	2,674,000	2,664,900
NASDAQ OMX Group, Inc. (The), 5.550%, 01/15/20	2,861,000	2,935,266
PACCAR Financial Corp., MTN, 1.550%, 09/29/14	3,914,000	3,982,421
TIAA Global Markets, Inc., 5.125%, 10/10/12(b)	4,019,000	4,111,525
Toyota Motor Credit Corp., MTN, 3.200%, 06/17/15	1,673,000	1,777,479
Woodside Finance Ltd., 4.600%, 05/10/21(b)	5,897,000	6,133,405
Woodside Finance Ltd., 8.125%, 03/01/14(b)	3,378,000	3,744,554

		49,766,539

Electric (1.2%)
Alabama Power Co., 5.800%, 11/15/13	2,160,000	2,331,796
Dominion Resources, Inc., 1.950%, 08/15/16	1,328,000	1,346,269
Duke Energy Carolinas LLC, 4.300%, 06/15/20	880,000	981,653
Exelon Generation Co. LLC, 6.200%, 10/01/17	2,402,000	2,818,773
Georgia Power Co., 6.000%, 11/01/13	1,562,000	1,693,294

	Shares or Principal Amount($)	Value($)

Electric—continued
MidAmerican Energy Holdings Co., Series D, 5.000%, 02/15/14	2,905,000	3,123,052
Southern California Edison Co., 5.750%, 03/15/14	2,522,000	2,763,850

		15,058,687

Electronics (0.1%)
Thermo Fisher Scientific, Inc., 2.250%, 08/15/16	1,236,000	1,279,145

Food (0.6%)
Kellogg Co., 4.250%, 03/06/13	2,001,000	2,069,096
Kraft Foods, Inc., 5.375%, 02/10/20	3,430,000	3,965,228
Kroger Co. (The), 7.500%, 01/15/14	1,526,000	1,701,218

		7,735,542

Healthcare—Products (0.5%)
Becton Dickinson and Co., 3.250%, 11/12/20	1,112,000	1,152,772
Covidien International Finance SA, 6.000%, 10/15/17	2,351,000	2,820,307
Stryker Corp., 2.000%, 09/30/16	1,827,000	1,872,763

		5,845,842

Healthcare—Services (0.8%)
Roche Holdings, Inc., 6.000%, 03/01/19(b)	8,180,000	9,975,494

Insurance (1.6%)
Berkshire Hathaway, Inc., 3.200%, 02/11/15	4,900,000	5,220,112
Berkshire Hathaway, Inc., 4.600%, 05/15/13	2,524,000	2,637,116
Fairfax Financial Holdings Ltd., 5.800%, 05/15/21(b)	2,618,000	2,498,768
Nationwide Financial Services, Inc., 5.375%, 03/25/21(b)	5,795,000	5,921,934
OneBeacon U.S. Holdings, Inc., 5.875%, 05/15/13	2,186,000	2,249,691
Progressive Corp. (The), 3.750%, 08/23/21	862,000	917,577

		19,445,198

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Intermediate Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Media (1.3%)
Comcast Corp., 4.950%, 06/15/16	1,522,000	1,709,559
NBCUniversal Media LLC, 4.375%, 04/01/21	3,999,000	4,283,509
Thomson Reuters Corp., 5.950%, 07/15/13	526,000	557,936
Time Warner Cable, Inc., 5.850%, 05/01/17	4,567,000	5,329,310
Time Warner Cable, Inc., 8.250%, 02/14/14	2,477,000	2,804,395
Time Warner, Inc., 4.875%, 03/15/20	534,000	590,869

		15,275,578

Mining (1.6%)
Barrick (PD) Australia Finance Property Ltd., 4.950%, 01/15/20	3,507,000	3,878,739
Barrick International Barbados Corp., 5.750%, 10/15/16(b)	1,666,000	1,908,696
BHP Billiton Finance USA Ltd., 1.125%, 11/21/14	2,881,000	2,900,960
Kinross Gold Corp., 5.125%, 09/01/21(b)(d)	5,521,000	5,606,001
Newmont Mining Corp., 5.125%, 10/01/19	4,182,000	4,691,401

		18,985,797

Miscellaneous Manufacturer (1.4%)
3M Co., 1.375%, 09/29/16	1,736,000	1,747,560
Danaher Corp., 3.900%, 06/23/21	2,225,000	2,433,077
General Electric Co., 5.000%, 02/01/13	2,913,000	3,019,121
General Electric Co., 5.250%, 12/06/17	1,548,000	1,790,206
Illinois Tool Works, Inc., 6.250%, 04/01/19	4,078,000	4,975,001
Siemens Financieringsmaatschappij NV, 5.750%, 10/17/16(b)	1,976,000	2,301,969

		16,266,934

Office/Business Equipment (0.4%)
Xerox Corp., 5.500%, 05/15/12	1,972,000	1,982,051

	Shares or Principal Amount($)	Value($)

Office/Business Equipment—continued
Xerox Corp., 6.350%, 05/15/18	2,225,000	2,581,561

		4,563,612

Oil & Gas (1.1%)
BP Capital Markets PLC, 2.248%, 11/01/16	3,672,000	3,766,396
Ensco PLC, 4.700%, 03/15/21	3,536,000	3,814,927
Phillips 66, 4.300%, 04/01/22(b)	3,019,000	3,070,924
Statoil ASA, 3.125%, 08/17/17	763,000	818,479
Total Capital SA, 3.000%, 06/24/15	1,662,000	1,725,409

		13,196,135

Oil & Gas Services (0.5%)
Schlumberger Investment SA, 3.300%, 09/14/21(b)	2,925,000	2,963,434
Weatherford International Ltd., 4.950%, 10/15/13	1,160,000	1,217,447
Weatherford International Ltd., 5.125%, 09/15/20	2,064,000	2,195,826

		6,376,707

Pharmaceuticals (2.1%)
Abbott Laboratories, 5.600%, 11/30/17	3,979,000	4,811,817
Express Scripts, Inc., 5.250%, 06/15/12	3,566,000	3,596,307
GlaxoSmithKline Capital, Inc., 5.650%, 05/15/18	2,754,000	3,325,840
Novartis Securities Investment Ltd., 5.125%, 02/10/19	1,965,000	2,301,583
Sanofi-Aventis SA, 4.000%, 03/29/21	4,419,000	4,812,773
Schering-Plough Corp., Inc., 6.000%, 09/15/17	2,965,000	3,656,521
Teva Pharmaceutical Finance II/III, 3.000%, 06/15/15	1,996,000	2,100,876
Teva Pharmaceutical Finance LLC, 5.550%, 02/01/16	736,000	833,996

		25,439,713

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Intermediate Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Pipelines (2.7%)
El Paso Natural Gas Co., 5.950%, 04/15/17	597,000	658,941
El Paso Pipeline Partners Operating Co. LLC, 6.500%, 04/01/20	1,544,000	1,725,418
Energy Transfer Partners LP, 4.650%, 06/01/21	1,916,000	1,951,973
Energy Transfer Partners LP, 6.700%, 07/01/18	4,349,000	4,985,898
Enterprise Products Operating LLC, 5.250%, 01/31/20	5,477,000	6,116,527
Enterprise Products Operating LLC, Series G, 5.600%, 10/15/14	2,975,000	3,285,519
Rockies Express Pipeline LLC, 6.850%, 07/15/18(b)	2,458,000	2,285,940
Southern Natural Gas Co., 5.900%, 04/01/17(b)	374,000	423,525
TC Pipelines LP, 4.650%, 06/15/21	3,066,000	3,205,690
TransCanada PipeLines Ltd., 3.800%, 10/01/20	2,470,000	2,648,181
Transcontinental Gas Pipe Line Co. LLC, 6.050%, 06/15/18	1,074,000	1,269,796
Williams Partners LP, 4.125%, 11/15/20	3,320,000	3,411,307

		31,968,715

Real Estate Investment Trusts (1.3%)
BioMed Realty LP, 3.850%, 04/15/16	2,189,000	2,261,482
Digital Realty Trust LP, 4.500%, 07/15/15	5,955,000	6,251,648
Digital Realty Trust LP, 5.875%, 02/01/20	1,149,000	1,251,521
Healthcare Realty Trust, Inc., 6.500%, 01/17/17	5,605,000	6,145,019

		15,909,670

Retail (1.0%)
Wal-Mart Stores, Inc., 4.250%, 04/15/21	5,849,000	6,532,432
Walgreen Co., 4.875%, 08/01/13	2,212,000	2,341,513

	Shares or Principal Amount($)	Value($)

Retail—continued
Wesfarmers Ltd., 6.998%, 04/10/13(b)	3,403,000	3,584,441

		12,458,386

Semiconductors (0.2%)
Analog Devices, Inc., 3.000%, 04/15/16	841,000	885,700
Intel Corp., 1.950%, 10/01/16	2,021,000	2,081,531

		2,967,231

Software (0.9%)
Fiserv, Inc., 4.750%, 06/15/21	2,946,000	3,133,598
Oracle Corp., 5.750%, 04/15/18	5,881,000	7,149,608

		10,283,206

Telecommunication Services (1.7%)
AT&T, Inc., 3.875%, 08/15/21	2,765,000	2,924,546
AT&T, Inc., 4.950%, 01/15/13	2,785,000	2,879,487
CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 05/01/17(b)	3,055,000	3,329,950
Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	1,866,000	2,018,142
Cisco Systems, Inc., 5.500%, 02/22/16	1,761,000	2,043,663
Juniper Networks, Inc., 3.100%, 03/15/16	665,000	688,219
Rogers Communications, Inc., 7.500%, 03/15/15	1,045,000	1,225,225
SBC Communications, Inc., 5.100%, 09/15/14	2,496,000	2,747,375
Verizon Communications, Inc., 5.250%, 04/15/13	2,453,000	2,571,676

		20,428,283

Transportation (0.2%)
United Parcel Service, Inc., 3.125%, 01/15/21	1,952,000	2,044,771

Trucking & Leasing (0.4%)
Aviation Capital Group Corp., 6.750%, 04/06/21(b)	2,256,000	2,188,117

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Intermediate Bond Fund — concluded

	Shares or Principal Amount($)	Value($)

Trucking & Leasing—continued
Aviation Capital Group Corp., 7.125%, 10/15/20(b)	3,094,000	3,106,623

		5,294,740

Total Corporate Bonds (Cost $372,080,991)		398,406,024

U.S. Government Agency Mortgages (6.4%)
Federal Home Loan Mortgage Corporation (5.0%)
3.000%, TBA, 15 Year Maturity(c)	40,605,000	41,981,761
3.000%, TBA, 15 Year Maturity(c)	18,243,000	18,810,243

		60,792,004

Government National Mortgage Association (1.4%)
Pool #751387, 4.743%, 01/20/61	14,883,568	16,545,343

Total U.S. Government Agency Mortgages (Cost $76,160,155)		77,337,347

U.S. Treasury Obligations (56.0%)
U.S. Treasury Notes (56.0%)
0.750%, 05/31/12	73,144,000	73,218,314
0.500%, 10/15/14	254,676,000	254,934,751
1.250%, 10/31/15(e)	96,665,000	98,590,760
1.750%, 05/31/16	139,569,000	144,802,838
3.375%, 11/15/19	32,523,000	36,308,872
2.000%, 02/15/22	68,455,000	67,139,363

		674,994,898

Total U.S. Treasury Obligations (Cost $666,322,395)		674,994,898

Preferred Stock (0.2%)
Insurance (0.2%)
Arch Capital Group Ltd., 6.750%(f)	71,925	1,822,853

Total Preferred Stock (Cost $1,817,612)		1,822,853

Short-Term Investment (0.1%)
RidgeWorth Funds Securities Lending Joint Account(g)	787,930	787,930

Total Short-Term Investment (Cost $787,930)		787,930

	Shares or Principal Amount($)	Value($)

Money Market Fund (8.4%)
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(h)	101,436,725	101,436,725

Total Money Market Fund (Cost $101,436,725)		101,436,725

Total Investments (Cost $1,235,992,279) — 105.7%		1,274,581,911
Liabilities in excess of other assets — (5.7)%		(68,305,981)

Net Assets — 100.0%		$1,206,275,930

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2012.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 7.5% of net assets as of March 31, 2012.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	The security or a partial position of the security was on loan as of March 31, 2012. The total value of securities on loan as of March 31, 2012 was $771,980.

(e)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(f)	Perpetual maturity.

(g)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2012 (See Note 2).

(h)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

Investment Abbreviations

MTN	—	Medium Term Note
TBA	—	To Be Announced. Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Investment Grade Tax-Exempt Bond Fund

	Shares or Principal Amount($)	Value($)

Municipal Bonds (84.1%)
Alabama (1.8%)
Alabama Public School & College Authority, Series A, RB, 5.000%, 03/01/22	6,110,000	7,537,540
Birmingham Special Care Facilities Financing Authority Health Care Facilities, Children’s Hospital of Alabama, RB, 6.000%, 06/01/39, AGC(a)	9,000,000	10,187,280

		17,724,820

Alaska (5.2%)
Alaska Municipal Bond Bank Authority, RB, 4.000%, 09/01/15, GO	3,000,000	3,324,240
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 5.500%, 09/01/23, AGC	18,000,000	21,323,880
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/28, AGC	15,500,000	18,345,645
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/32, AGC	7,250,000	8,404,563

		51,398,328

California (14.7%)
California Health Facilities Financing Authority, Series C, RB, 6.250%, 10/01/24	3,500,000	4,174,310
California Health Facilities Financing Authority, Series C, RB, 6.500%, 10/01/33	6,500,000	7,683,325
California Health Facilities Financing Authority, Series C, RB, 6.500%, 10/01/38	5,400,000	6,314,382
California State, GO, 5.000%, 02/01/20	14,325,000	16,933,583
California State, GO, 5.250%, 02/01/30	10,000,000	11,110,800

	Shares or Principal Amount($)	Value($)

California—continued
California State, GO, 5.250%, 03/01/30(a)	10,000,000	10,926,100
California State, GO, 6.500%, 04/01/33(a)	24,500,000	29,793,470
California State Department of Water Resources, RB, 5.000%, 12/01/13(b)	2,320,000	2,392,454
California State Department of Water Resources, RB, 5.000%, 12/01/14(b)	3,000,000	3,204,090
California State Department of Water Resources, RB, 5.000%, 12/01/18(b)	2,000,000	2,327,080
California State Department of Water Resources, RB, 5.000%, 12/01/20(b)	2,000,000	2,359,860
California State Department of Water Resources, RB, 5.000%, 12/01/22(b)	6,880,000	8,169,174
Los Angeles California Community College District, Series A, GO, 6.000%, 08/01/33(a)	10,000,000	11,760,200
Los Angeles California Wastewater System, Series A, RB, 5.750%, 06/01/34	5,000,000	5,825,450
Orange County Loma Ridge, COP, 6.000%, 06/01/21, Pre-refunded 06/01/19 @ 100, AMBAC	895,000	1,070,930
University of California, Series O, RB, 5.750%, 05/15/27	3,000,000	3,586,350
University of California, Series O, RB, 5.750%, 05/15/28	10,000,000	11,879,000
University of California, Series O, RB, 5.750%, 05/15/29	5,095,000	6,027,079

		145,537,637

Colorado (2.6%)
Adams & Arapahoe Joint School District 28J Aurora, GO, 5.000%, 12/01/23, State Aid Withholding	10,150,000	12,414,059

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Colorado—continued
Adams & Arapahoe Joint School District 28J Aurora, GO, 5.000%, 12/01/26, State Aid Withholding	7,000,000	8,383,760
Adams & Arapahoe Joint School District 28J Aurora, GO, 5.000%, 12/01/27, State Aid Withholding	4,000,000	4,750,200

		25,548,019

District of Columbia (1.0%)
District of Columbia, Income Tax, Series A, RB, 5.500%, 12/01/30	8,000,000	9,597,280

Florida (3.4%)
Florida State Board of Education, Capital Outlay, Public Education Project, GO, 9.125%, 06/01/14, ETM(a)	950,000	1,110,911
Florida State Board of Education, Capital Outlay, Public Education Project, Series B, GO, 5.375%, 06/01/18, NATL-RE/FGIC	2,130,000	2,169,959
Florida State Board of Education, Lottery Revenue, Capital Outlay, Public Education Project, Series A, GO, 5.000%, 06/01/20, NATL-RE/FGIC	5,320,000	6,038,572
Florida State Board of Education, Lottery, Series A, RB, 5.375%, 07/01/15, Economically defeased 07/01/12 @ 101, NATL-RE/FGIC	3,500,000	3,576,230
Florida State Board of Governors, Series A, RB, 5.000%, 10/01/19	2,175,000	2,582,008
Florida State Board of Governors, Series A, RB, 5.000%, 10/01/20	2,285,000	2,717,231

	Shares or Principal Amount($)	Value($)

Florida—continued
Florida State Board of Governors, Series A, RB, 5.000%, 10/01/21	2,410,000	2,880,335
Highlands County Health Facilities Authority, Adventist Health, Series G, RB, 5.125%, 11/15/18(c)	2,900,000	3,289,586
Lee County Memorial Health Systems Hospital, Series A, RB, 5.750%, 04/01/15, AGM	1,000,000	1,004,230
Miami-Dade County, Building Better Communities Program, Series B, GO, 6.000%, 07/01/23	2,000,000	2,390,640
Miami-Dade County, Building Better Communities Program, Series B, GO, 6.125%, 07/01/25	3,000,000	3,545,550
Polk County School District Sales Tax Authority, RB, 5.250%, 10/01/15, AGM	2,000,000	2,183,560

		33,488,812

Georgia (3.7%)
Fulton County Development Authority, RB, 5.000%, 10/01/22(a)	18,900,000	22,456,413
Fulton County Water & Sewer Revenue, RB, 5.000%, 01/01/19	3,500,000	4,214,000
Georgia State, Series B, GO, 5.000%, 07/01/17	5,000,000	5,691,950
Henry County School District, GO, 5.000%, 08/01/13, NATL-RE/FGIC	4,030,000	4,283,769

		36,646,132

Illinois (2.1%)
Chicago O’ Hare International Airport, Third Lien, Series D, RB, 5.250%, 01/01/19, NATL-RE, AMT	7,680,000	8,297,779

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Illinois—continued
Grundy Kendall & Will Counties Community School District No. 201, GO, 5.750%, 10/15/21, AGC	4,340,000	5,129,707
Illinois Finance Authority, Series A, RB, 5.000%, 10/01/21	1,500,000	1,848,975
Illinois State Sales Tax, First Series, RB, 5.000%, 06/15/22(a)	2,975,000	3,101,140
University of Illinois, Auxiliary Facilities System, Series A, RB, 5.750%, 04/01/38	2,000,000	2,215,800

		20,593,401

Kansas (3.2%)
Kansas State Development Finance Authority, Adventist Bolingbrook Hospital, RB, 5.750%, 11/15/38(a)	26,090,000	29,651,024
Kansas State Development Finance Authority, Adventist Bolingbrook Hospital, Series D, RB, 5.000%, 11/15/22	2,000,000	2,213,860

		31,864,884

Maryland (3.5%)
Maryland State, Series B, GO, 5.000%, 03/15/17	10,000,000	11,930,200
Maryland State, Series B, GO, 5.000%, 03/01/18	5,000,000	6,069,450
Maryland State, Series B, GO, 5.000%, 03/15/20	9,000,000	11,200,410
Maryland State Department of Transportation, Consolidated Transportation, RB, 5.000%, 05/01/17, Pre-refunded 05/01/14 @ 100	4,500,000	4,932,270

		34,132,330

Massachusetts (1.9%)
Boston, Series A, GO, 5.000%, 04/01/15, State Aid Withholding	4,585,000	5,188,111

	Shares or Principal Amount($)	Value($)

Massachusetts—continued
Massachusetts School Building Authority, Series A, RB, 5.000%, 08/15/22, AGM	5,000,000	5,653,150
Massachusetts State, Consolidated Lien, Series C, GO, 5.000%, 01/01/15	2,000,000	2,244,560
Massachusetts State, Consolidated Lien, Series C, GO, 5.000%, 09/01/18	5,310,000	6,056,320

		19,142,141

Michigan (1.4%)
Michigan Municipal Bond Authority, RB, 5.000%, 10/01/17(a)	9,270,000	10,594,868
Michigan State Municipal Bond Authority, Clean Water State Revolving Fund, RB, 5.375%, 10/01/17, Pre-refunded 10/01/12 @ 100	3,300,000	3,385,602

		13,980,470

Missouri (0.8%)
Missouri State Highways & Transit Commission State Road, Second Lien, RB, 5.250%, 05/01/20	6,500,000	7,787,195

New Jersey (8.2%)
Garden State Preservation Trust, Open Space & Farmland Preservation, Series A, RB, 5.800%, 11/01/18, AGM(a)	8,000,000	9,368,720
Garden State Preservation Trust, Open Space & Farmland Preservation, Series A, RB, 5.800%, 11/01/20, AGM(a)	16,500,000	19,195,935
New Jersey State Transportation Trust Fund Authority, Transportation System, Series A, RB, 6.000%, 12/15/38	7,710,000	8,783,926

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or Principal Amount($)	Value($)

New Jersey—continued
New Jersey State Transportation Trust Fund Authority, Transportation System, Series D, RB, 5.000%, 06/15/19, AGM	13,125,000	14,338,931
New Jersey Transportation Trust Fund Authority, Series A, RB, 6.000%, 06/15/35, ST APPROP	5,305,000	6,304,197
New Jersey Transportation Trust Fund Authority, Series B, RB, 5.000%, 06/15/20	5,250,000	6,157,095
New Jersey Transportation Trust Fund Authority, Series B, RB, 5.250%, 12/15/17, NATL-RE/FGIC	15,000,000	16,892,850

		81,041,654

New Mexico (0.6%)
New Mexico Finance Authority, Public Project Revolving Fund, Series C, RB, 5.000%, 06/01/21, AMBAC	5,595,000	6,034,431

New York (6.8%)
Erie County Industrial Development Agency, City School District Buffalo, Series A, RB, 5.750%, 05/01/29, BHAC	5,340,000	6,127,864
New York City, GO, 5.000%, 04/01/16(b)	2,530,000	2,919,974
New York City, GO, 5.000%, 04/01/20(b)	11,350,000	13,700,812
New York City Municipal Water Finance Authority, Water & Sewer System, Series A, RB, 5.750%, 06/15/40(a)	15,330,000	17,829,863
New York City Transitional Finance Authority, Building Aid, Series S-2, RB, 6.000%, 07/15/38, State Aid Withholding	7,500,000	8,646,225

	Shares or Principal Amount($)	Value($)

New York—continued
New York City Transitional Finance Authority, RB, 5.000%, 11/01/32	10,000,000	11,334,300
New York State Thruway Authority, Series B, RB, 5.000%, 04/01/18, AMBAC	5,700,000	6,487,113

		67,046,151

North Carolina (3.1%)
Guilford County, Series A, GO, 5.000%, 03/01/21	6,255,000	7,834,262
North Carolina State, GO, 5.000%, 05/01/16, Pre-refunded 05/01/13 @ 100	3,500,000	3,678,115
North Carolina State, RB, 4.000%, 03/01/23(c)	12,500,000	13,954,125
North Carolina State, Series A, GO, 5.000%, 03/01/17	3,000,000	3,575,250
University of North Carolina, Chapel Hill, Series A, RB, 5.000%, 02/01/14	1,885,000	2,020,494

		31,062,246

Oregon (0.9%)
Oregon State Department of Transportation, Highway User Tax, Series B, RB, 5.000%, 11/15/17	2,500,000	2,769,975
Tri-County Metropolitan Transportation District, Refunding Limited Tax Pledge, Series A, RB, 5.000%, 09/01/20, AGM	5,170,000	5,831,243

		8,601,218

Pennsylvania (2.5%)
Allegheny County Port Authority, RB, 5.750%, 03/01/29	7,500,000	8,566,875
Easton Area School District, Series 2006, GO, 7.750%, 04/01/25, AGM	3,980,000	4,838,128
University of Pittsburgh, Commonwealth System of Higher Education, Series B, RB, 5.500%, 09/15/23, GO of University	6,750,000	8,197,267

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Pennsylvania—continued
University of Pittsburgh, Commonwealth System of Higher Education, Series B, RB, 5.500%, 09/15/24, GO of University	2,500,000	3,028,300

		24,630,570

South Carolina (0.7%)
South Carolina State Public Service Authority, Series A, RB, 5.000%, 01/01/17, Pre-refunded 01/01/14 @ 100, AGM	2,300,000	2,484,598
South Carolina State, Series B, GO, 5.000%, 03/01/20	3,500,000	4,353,545

		6,838,143

Tennessee (2.6%)
Memphis, Series A, GO, 5.000%, 04/01/20	8,885,000	10,839,789
Metropolitan Government of Nashville & Davidson County, GO, 5.000%, 07/01/21	11,665,000	14,462,734

		25,302,523

Texas (6.1%)
Austin, Series 2005, GO, 5.000%, 09/01/19, NATL-RE	5,000,000	5,618,200
Dallas Independent School District, GO, 6.375%, 02/15/34, PSF-GTD	6,000,000	7,448,040
Frisco, GO, 5.000%, 02/15/19	5,000,000	6,049,650
Harris County Health Facilities Development Authority, Memorial Hermann Healthcare System, Series B, RB, 7.125%, 12/01/31	4,050,000	4,825,980
Lower Colorado River Authority, Series A, RB, 5.875%, 05/15/15, AGM	1,185,000	1,190,084
Mansfield Independent School District, GO, 1.750%, 08/01/42, PSF-GTD(c)	7,500,000	7,567,650

	Shares or Principal Amount($)	Value($)

Texas—continued
North Harris County Regional Water Authority, RB, 5.250%, 12/15/18, NATL-RE	2,690,000	2,958,408
San Antonio Electric & Gas, RB, 5.000%, 02/01/24	1,875,000	2,053,931
Texas State Public Finance Authority, Unemployment Comp., Series A, RB, 5.000%, 01/01/15	5,000,000	5,607,000
Texas State Public Finance Authority, Charter School Finance Corp., Series A, RB, 6.200%, 02/15/40	2,850,000	3,089,486
Texas State University Systems Financing, RB, 5.000%, 03/15/18, AGM	5,035,000	5,611,860
University of Texas Permanent University Fund, Series A, RB, 5.000%, 07/01/16	7,500,000	8,511,900

		60,532,189

Virginia (3.2%)
Norfolk, Series C, GO, 5.000%, 04/01/23	5,875,000	6,789,091
Virginia College Building Authority Educational Facilities, 21st Century College & Equipment Program, Series D, RB, 5.000%, 02/01/13	4,130,000	4,296,439
Virginia Commonwealth Transportation Board, RB, 5.000%, 05/15/22	5,035,000	6,252,967
Virginia Public Building Authority, Series A, RB, 5.000%, 08/01/15	2,500,000	2,857,400
Virginia Public Building Authority, Series D, RB, 5.000%, 08/01/17	4,000,000	4,397,320
Virginia State, Series D, GO, 5.000%, 06/01/18	6,000,000	7,326,240

		31,919,457

Washington (4.1%)
Central Puget Sound Regional Transit Authority, Series A, RB, 5.000%, 11/01/23, AMBAC	6,000,000	6,699,120

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Investment Grade Tax-Exempt Bond Fund — concluded

	Shares or Principal Amount($)	Value($)

Washington—continued
Energy Northwest, Series A, RB, 5.000%, 07/01/21(b)	8,000,000	9,820,640
Pierce County School District No. 10, Tacoma, GO, 5.000%, 12/01/16, NATL-RE/FGIC	5,200,000	5,567,432
Port of Seattle, Series B, AMT, RB, 5.000%, 08/01/20	6,190,000	7,116,581
Washington State, Series A, GO, 5.000%, 07/01/19, Pre-refunded 07/01/14 @ 100	2,855,000	3,147,866
Washington State, Series A, GO, 5.000%, 07/01/20, AGM	7,700,000	8,680,595

		41,032,234

Total Municipal Bonds (Cost $785,520,664)		831,482,265

Money Market Fund (17.8%)
Federated Tax-Free Obligations Fund, Institutional Shares, 0.04%(d)	175,907,086	175,907,086

Total Money Market Fund (Cost $175,907,086)		175,907,086

Total Investments (Cost $961,427,750) —101.9%		1,007,389,351
Liabilities in excess of other assets — (1.9)%		(18,920,234)

Net Assets — 100.0%		$988,469,117

(a)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.
(b)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(c)	Variable or floating rate security. Rate disclosed is as of March 31, 2012.

(d)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

Investment Abbreviations

AGC	—	Security guaranteed by Assured Guaranty Corporation
AGM	—	Security guaranteed by Assured Guaranty Municipal Corporation
AMBAC	—	Security guaranteed by American Municipal Bond Assurance Corporation
AMT	—	Income subject to Alternative Minimum Tax
BHAC	—	Security guaranteed by Berkshire Hathaway Assurance Corporation
COP	—	Certificate of Participation
ETM	—	Escrowed to Maturity
FGIC	—	Security guaranteed by Financial Guaranty Insurance Company
GO	—	General Obligation
NATL-RE	—	Reinsurance provided by National Public Finance Guarantee Corporation
PSF-GTD	—	Security guaranteed by Permanent School Fund Guarantee Program
RB	—	Revenue Bond
ST APPROP	—	State Appropriation

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Limited Duration Fund

	Shares or Principal Amount($)	Value($)

Asset-Backed Securities (26.6%)
Automobiles (3.3%)
AmeriCredit Automobile Receivables Trust, Series 2007-DF, Cl A4B, 1.043%, 06/06/14(a)	529,322	529,532

Credit Card (12.5%)
Discover Card Master Trust, Series 2007-A2, Cl A2, 0.814%, 06/15/15(a)	1,000,000	1,002,470
Penarth Master Issuer PLC, Series 2011-1A, Cl A1, 0.892%, 05/18/15(a)(b)	1,000,000	1,000,041

		2,002,511

Home Equity (4.5%)
HSBC Home Equity Loan Trust, Series 2006-2, Cl A1, 0.392%, 03/20/36(a)	781,769	722,386

Student Loan Asset-Backed Security (6.3%)
SLM Student Loan Trust, Series 2006-5, Cl A4, 0.640%, 04/25/23(a)	1,015,000	1,003,233

Total Asset-Backed Security (Cost $4,276,368)		4,257,662

Collateralized Mortgage Obligations (64.0%)
Agency Collateralized Mortgage Obligations (62.7%)
Federal Home Loan Mortgage Corporation, Series 2589, Cl F, 0.442%, 03/17/33(a)	1,038,213	1,035,193
Federal Home Loan Mortgage Corporation, Series 2693, Cl BF, 0.642%, 07/15/22(a)	709,778	710,647
Federal Home Loan Mortgage Corporation, Series 3877, Cl FN, 0.542%, 02/15/25(a)	1,629,763	1,629,764
Federal National Mortgage Association, Series 2004-79, Cl FM, 0.542%, 11/25/24(a)	2,113,171	2,111,401
Federal National Mortgage Association, Series 2010-90, Cl MF, 0.642%, 04/25/28(a)	1,771,869	1,771,309

	Shares or Principal Amount($)	Value($)

Agency Collateralized Mortgage Obligations—continued
Federal National Mortgage Association, Series 2011-98, Cl FL, 0.542%, 10/25/26(a)	2,775,981	2,773,699

		10,032,013

Commercial Mortgage Backed Securities (1.3%)
Citigroup Commercial Mortgage Trust, Series 2004-C2, Cl A3, 4.380%, 10/15/41	47,195	47,178
JPMorgan Chase Commercial Mortgage Securities, Series 2004-CBX, Cl A4, 4.529%, 01/12/37	162,975	162,956

		210,134

Total Collateralized Mortgage Obligations (Cost $10,200,760)		10,242,147

Money Market Fund (9.4%)
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(c)	1,503,342	1,503,342

Total Money Market Fund (Cost $1,503,342)		1,503,342

Total Investments (Cost $15,980,470) — 100.0%		16,003,151
Liabilities in excess of other assets — (0.0)%(d)		(802)

Net Assets — 100.0%		$16,002,349

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2012.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 6.2% of net assets as of March 31, 2012.

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

(d)	Less than 0.05% of Net Assets.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Limited-Term Federal Mortgage Securities Fund

	Shares or Principal Amount($)	Value($)

Asset-Backed Security (0.4%)
Automobiles (0.4%)
AmeriCredit Automobile Receivables Trust, Series 2007-CM, Cl A4B, 0.323%, 04/07/14(a)	162,597	162,585

Total Asset-Backed Security (Cost $162,435)		162,585

Collateralized Mortgage Obligations (18.5%)
Agency Collateralized Mortgage Obligations (14.4%)
Federal Home Loan Mortgage Corporation, Series 2945, Cl CZ, 5.000%, 03/15/35	788,428	875,682
Federal Home Loan Mortgage Corporation, Series 3774, Cl EW, 3.500%, 12/15/25	411,000	431,218
Federal Home Loan Mortgage Corporation, Series 3780, Cl CL, 3.500%, 12/15/25(b)	1,464,695	1,532,404
Federal National Mortgage Association, Series 2010-136, Cl FG, 0.742%, 12/25/30(a)	1,095,300	1,098,138
Federal National Mortgage Association, Series 2010-144, Cl YB, 3.000%, 12/25/25	500,000	511,057
Federal National Mortgage Association, Series 2011-36, Cl DB, 3.000%, 05/25/26	1,049,584	1,071,461

		5,519,960

Agency Collateralized Planned Amortization Class Mortgage Obligations (2.7%)
Federal Home Loan Mortgage Corporation, Series 3763, Cl VQ, 4.000%, 07/15/27	180,000	192,494
Federal National Mortgage Association, Series 2011-8, Cl PV, 4.000%, 01/25/30	789,000	827,860

		1,020,354

Commercial Mortgage Backed Security (1.4%)
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Cl AM, 5.378%, 10/15/44(a)	500,000	545,577

Total Collateralized Mortgage Obligations (Cost $6,519,747)		7,085,891

	Shares or Principal Amount($)	Value($)

U.S. Government Agency Mortgages (77.0%)
Federal Home Loan Mortgage Corporation (49.7%)
Pool #J14868, 4.000%, 03/01/26	1,860,623	1,968,155
Pool #J18114, 3.000%, 02/01/27	999,850	1,036,051
Pool #C01785, 5.000%, 02/01/34	2,472,202	2,668,934
Pool #A30380, 5.500%, 12/01/34	493,872	544,723
Pool #A46278, 5.000%, 07/01/35	448,013	490,525
Pool #G02109, 6.000%, 03/01/36	718,553	796,500
Pool #G02163, 5.000%, 04/01/36	911,185	982,841
Pool #G02162, 5.500%, 05/01/36	326,989	356,416
Pool #G04997, 5.000%, 01/01/37	1,499,036	1,616,921
Pool #G03092, 5.500%, 07/01/37	555,212	608,996
Pool #G04337, 5.500%, 04/01/38(b)	1,145,847	1,247,177
Pool #1B8266, 2.856%, 05/01/41(a)	633,021	658,778
Pool #848553, 2.679%, 06/01/41(a)	464,228	481,153
2.500%, TBA, 15 Year Maturity(c)	2,183,000	2,205,512
3.000%, TBA, 15 Year Maturity(c)	500,000	516,953
3.000%, TBA, 15 Year Maturity(c)	1,200,000	1,237,312
3.000%, TBA, 15 Year Maturity(c)	1,250,000	1,285,742
5.500%, TBA, 30 Year Maturity(c)	329,000	356,965

		19,059,654

Federal National Mortgage Association (27.3%)
Pool #471092, 2.740%, 04/01/22(c)	1,269,000	1,288,035
Pool #697146, 5.500%, 03/01/23	130,027	142,893
Pool #655219, 3.500%, 08/01/32	143,968	149,031
Pool #730727, 5.000%, 08/01/33	398,087	437,059
Pool #725703, 6.000%, 08/01/34(b)	1,275,874	1,425,358

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Limited-Term Federal Mortgage Securities Fund — concluded

	Shares or Principal Amount($)	Value($)

Federal National Mortgage Association—continued
Pool #725773, 5.500%, 09/01/34(b)	2,243,758	2,461,914
Pool #735500, 5.500%, 05/01/35	406,422	444,858
Pool #888344, 5.000%, 10/01/35	568,999	615,279
Pool #AE0115, 5.500%, 12/01/35(c)	676,921	743,130
Pool #745428, 5.500%, 01/01/36	342,652	375,057
Pool #995082, 5.500%, 08/01/37	231,407	253,906
Pool #889529, 6.000%, 03/01/38	745,103	827,046
Pool #995724, 6.000%, 04/01/39	701,439	778,580
Pool #AD0439, 6.000%, 07/01/39	469,970	518,277

		10,460,423

Total U.S. Government Agency Mortgages (Cost $29,068,832)		29,520,077

	Shares or Principal Amount($)	Value($)

Money Market Fund (14.9%)
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(d)	5,703,680	5,703,680

Total Money Market Fund (Cost $5,703,680)		5,703,680

Total Investments (Cost $41,454,694) — 110.8%		42,472,233
Liabilities in excess of other assets — (10.8)%		(4,129,587)

Net Assets — 100.0%		$38,342,646

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2012.

(b)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

Investment Abbreviations

TBA — To Be Announced. Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

North Carolina Tax-Exempt Bond Fund

	Shares or Principal Amount($)	Value($)

Municipal Bonds (92.8%)
New York (2.1%)
New York City Municipal Water Finance Authority, Water & Sewer System, RB, 5.000%, 06/15/45	1,000,000	1,083,930

North Carolina (81.1%)
Cape Fear Public Utility Authority, Water & Sewer System, RB, 5.000%, 08/01/35	1,855,000	2,047,883
Charlotte Douglas Airport Revenue, Series B, 5.000%, 07/01/36	1,000,000	1,042,050
Charlotte Water & Sewer System, RB, 5.000%, 07/01/21	1,080,000	1,278,569
Charlotte-Mecklenburg Hospital Authority, Health Care Systems, Series A, RB, 5.000%, 01/15/21	1,000,000	1,101,700
Forsyth County, GO, 4.000%, 02/01/15	1,300,000	1,427,894
Greensboro, Series C, GO, 5.000%, 02/01/19	1,385,000	1,700,628
Greensboro, Enterprise System, Series A, RB, 5.000%, 06/01/25	1,605,000	1,822,670
Iredell County School Project, COP, 5.125%, 06/01/27, AGM	1,000,000	1,096,800
Nash Health Care Systems, Health Care Facilities, RB, 5.000%, 11/01/41(a)	1,650,000	1,696,002
New Hanover County Hospital, New Hanover Regional Medical Center, Series B, RB, 5.125%, 10/01/31, AGM	2,000,000	2,149,960
North Carolina Capital Facilities Finance Agency, RB, 5.250%, 03/01/33	2,000,000	2,147,120
North Carolina Capital Facilities Finance Agency, Duke University Project, Series A, RB, 5.250%, 07/01/42, Pre-refunded 10/01/2012 @ 100(b)	1,000,000	1,025,470
North Carolina Eastern Municipal Power Agency, RB, 6.000%, 01/01/18, AMBAC	1,010,000	1,226,029

	Shares or Principal Amount($)	Value($)

North Carolina—continued
North Carolina Eastern Municipal Power Agency, Power System, Series C, RB, 5.375%, 01/01/16	500,000	516,200
North Carolina Infrastructure Finance Corp., Series A, COP, 5.000%, 02/01/15	1,000,000	1,121,370
North Carolina Medical Care Commission Health Care Facilities, Series A, RB, 6.125%, 10/01/39	750,000	790,155
North Carolina Medical Care Commission Health Care Facilities, University Health Systems, Series D, RB, 6.000%, 12/01/29	750,000	846,832
North Carolina Medical Care Commission Health Care Facilities, University Health Systems, Series D, RB, 6.250%, 12/01/33	2,000,000	2,301,420
North Carolina Medical Care Commission Health Care Facilities, Wake County Hospital System, Series A, RB, 5.625%, 10/01/29, AGM	500,000	524,025
North Carolina Medical Care Commission Health Care Facilities, Wake County Hospital System, Series A, RB, 5.875%, 10/01/38, AGM	500,000	521,755
North Carolina Municipal Power Agency, No. 1 Catawba Electric, RB, ETM, 5.000%, 01/01/20	1,600,000	1,991,168
North Carolina Municipal Power Agency, No. 1 Catawba Electric, Series A, RB, 5.000%, 01/01/30	3,000,000	3,240,300
North Carolina Municipal Power Agency, No. 1 Catawba Electric, Series A, RB, 5.250%, 01/01/15	1,000,000	1,118,580
North Carolina State, Series A, GO, 5.000%, 03/01/16	1,000,000	1,121,660
North Carolina State, Series C, GO, 5.000%, 05/01/20	1,000,000	1,246,350
North Carolina State Ports Authority Facilities, Series A, RB, 5.250%, 02/01/40	1,500,000	1,607,160

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

North Carolina Tax-Exempt Bond Fund — concluded

	Shares or Principal Amount($)	Value($)

North Carolina—continued
University of North Carolina at Charlotte, Series A, RB, 5.000%, 04/01/26	1,000,000	1,178,160
Wake County, Series C, GO, 5.000%, 03/01/23	1,000,000	1,264,580
Winston-Salem North Carolina Water & Sewer System, RB, 5.000%, 06/01/39(b)	2,000,000	2,237,080

		41,389,570

Puerto Rico (9.6%)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Series A, RB, 5.250%, 07/01/42	750,000	738,757
Puerto Rico Commonwealth Highway & Transportation Authority Highway, Series CC, RB, 5.500%, 07/01/30	720,000	768,967
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Series A, RB, 5.250%, 08/01/57	1,400,000	1,465,044
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Series A, RB, 5.500%, 08/01/42(b)	650,000	696,469
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Series A, RB, 6.000%, 08/01/42	1,100,000	1,237,126

		4,906,363

Total Municipal Bonds (Cost $44,267,336)		47,379,863

	Shares or Principal Amount($)	Value($)

Money Market Fund (9.5%)
Federated Tax-Free Obligations Fund, Institutional Shares, 0.04%(c)	4,858,161	4,858,161

Total Money Market Fund (Cost $4,858,161)		4,858,161

Total Investments (Cost $49,125,497) — 102.3%		52,238,024
Liabilities in excess of other assets — (2.3)%		(1,192,957)

Net Assets — 100.0%		$51,045,067

(a)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(b)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

Investment Abbreviations

AGM	—	Security guaranteed by Assured Guaranty Municipal Corporation
AMBAC	—	Security guaranteed by American Municipal Bond Assurance Corporation
COP	—	Certificate of Participation
ETM	—	Escrowed to Maturity
GO	—	General Obligation
RB	—	Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Seix Floating Rate High Income Fund

	Shares or Principal Amount($)	Value($)

Bank Loans (91.5%)
Aerospace/Defense (2.9%)
AM General LLC, Letter of Credit, 3.241%, 09/28/12(a)(b)(c)	852,666	784,453
AM General LLC, Term Loan, 3.244%, 09/30/13(a)(b)(c)	13,641,502	12,550,182
DAE Aviation Holdings, Inc., Tranche B2 Term Loan, 5.560%, 07/31/14(a)(b)	10,382,295	10,236,943
DAE Aviation Holdings, Inc., Tranche B1 Term Loan, 5.560%, 07/31/14(a)(b)	10,890,312	10,737,847
Delos Aircraft, Inc., Term Loan B2, 3.241%, 03/17/16(a)(b)(d)	9,114,808	9,126,566
DigitalGlobe, Inc., Term Loan B, 5.750%, 10/07/18(a)(b)	20,483,663	19,629,494
Huntington Ingalls Industries, Inc., Term Loan A, 2.750%, 03/30/16(a)(b)	12,649,250	12,586,004
Sequa Corp., Term Loan, 3.760%-3.840%, 12/03/14(a)(b)	4,723,085	4,648,979
Sequa Corp., Incremental Term Loan, 6.250%, 12/03/14(a)(b)	3,840,375	3,848,785
TASC, Inc., Incremental Term Loan B, 12/18/15(b)(c)(d)	4,635,000	4,571,269
Transdigm, Inc., New Term Loan B, 4.000%, 02/14/17(a)(b)	4,236,375	4,233,452
Transdigm, Inc., Add-On Term Loan B2, 4.000%, 02/14/17(a)(b)	9,595,950	9,593,551

		102,547,525

Auto Manufacturers (1.2%)
Autoparts Holding Ltd., 1st Lien Term Loan, 6.500%, 07/28/17(a)(b)	4,606,850	4,629,884
Chrysler Group LLC, Term Loan B, 6.000%, 05/24/17(a)(b)	8,256,316	8,379,252

	Shares or Principal Amount($)	Value($)

Auto Manufacturers—continued
Delphi Corp., Term Loan B, 3.500%, 03/31/17(a)(b)	23,421,900	23,379,975
TI Automotive Ltd., New Term Loan, 6.750%-7.750%, 03/09/18(a)(b)	6,815,000	6,827,812

		43,216,923

Auto Parts & Equipment (1.6%)
Allison Transmission, Inc., Term Loan B, 2.750%, 08/07/14(a)(b)	21,940,001	21,757,899
HHI Holdings LLC, New Term Loan B, 7.000%-7.750%, 03/21/17(a)(b)	7,895,906	7,895,906
Metaldyne Co. LLC, New Term Loan B, 5.250%, 05/18/17(a)(b)	3,568,950	3,567,166
Remy International, Inc., Term Loan B, 6.250%, 12/16/16(a)(b)	6,739,022	6,739,022
Tomkins LLC, New Term Loan B, 4.250%, 09/29/16(a)(b)	15,897,848	15,897,848

		55,857,841

Building Materials (0.4%)
Armstrong World Industries, Inc., New Term Loan B, 4.000%, 03/09/18(a)(b)	8,020,129	8,004,088
Goodman Global Holdings, Inc., 1st Lien Term Loan, 5.750%, 10/28/16(a)(b)	5,114,929	5,137,333
Goodman Global Holdings, Inc., 2nd Lien Term Loan, 9.000%, 10/30/17(a)(b)	890,909	905,761

		14,047,182

Chemicals (3.5%)
Ashland, Inc., Term Loan B, 3.750%, 08/23/18(a)(b)	29,323,220	29,316,182
Chemtura Corp., Term Loan B, 5.500%, 08/27/16(a)(b)	4,035,000	4,045,088

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Chemicals—continued
Houghton International, Inc., New Term Loan B, 6.750%, 01/29/16(a)(b)	4,376,562	4,376,562
Huntsman International LLC, Term Loan B, 2.850%, 04/19/17(a)(b)	7,573,385	7,425,098
INEOS U.S. Finance LLC, Term Loan C2, 8.001%, 12/16/14(a)(b)(c)	10,511,655	10,905,842
Momentive Specialty Chemicals, Inc., Term Loan C3, 2.499%, 05/03/13(a)(b)	1,762,355	1,727,108
Momentive Specialty Chemicals, Inc., Term Loan C1, 4.000%, 05/05/15(a)(b)	3,196,697	3,160,159
Momentive Specialty Chemicals, Inc., Term Loan C2, 4.250%, 05/05/15(a)(b)	1,358,389	1,342,863
Nexeo Solutions, LLC, Term Loan B, 5.000%, 09/08/17(a)(b)	13,696,650	13,377,107
Omnova Solutions, Inc., Term Loan B, 5.750%, 05/31/17(a)(b)	1,876,250	1,879,383
PolyOne Corp., Term Loan, 5.000%, 12/20/17(a)(b)	2,882,775	2,890,876
Styron S.A.R.L., LLC, New Term Loan B, 6.000%-6.750%, 08/02/17(a)(b)	21,517,290	19,625,490
Taminco Global Chemical Corp., New Term Loan, 6.250%, 02/25/19(a)(b)	4,665,000	4,689,771
Univar, Inc., Term Loan B, 5.000%, 06/30/17(a)(b)	19,342,984	19,367,163

		124,128,692

Commercial Services (2.7%)
Acosta, Inc., Term Loan, 4.750%, 03/01/18(a)(b)	4,378,859	4,369,751
Booz Allen Hamilton, Inc., Term Loan B, 3.750%, 08/03/17(a)(b)	2,197,800	2,204,393
Catalina Marketing Corp., Term Loan, 2.991%, 10/01/14(a)(b)	6,738,484	6,464,766

	Shares or Principal Amount($)	Value($)

Commercial Services—continued
Cengage Learning Acquisitions, Inc., Term Loan, 2.490%, 07/03/14(a)(b)(c)	20,490,949	18,856,591
Education Management LLC, 03/29/18(b)(c)(d)	4,635,000	4,495,950
Hertz Corp. (The), Term Loan B, 3.750%, 03/09/18(a)(b)	11,771,274	11,727,132
Instant Web, Inc., Term Loan B, 3.616%, 08/07/14(a)(b)	9,923,876	8,931,488
JMC Steel Group, Inc., Term Loan, 4.750%, 04/03/17(a)(b)	1,890,234	1,885,508
Merrill Communications LLC, Term Loan, 7.500%, 12/24/12(a)(b)	2,824,065	2,636,971
Merrill Communications LLC, PIK 2nd Lien Term Loan, 13.750%-14.000%, 11/15/13(a)(b)	2,122,466	1,899,608
Moneygram International, Inc., Term Loan B1, 4.250%, 11/17/17(a)(b)	2,736,250	2,716,576
Moneygram International, Inc., Term Loan B, 4.250%, 11/20/17(a)(b)	6,173,846	6,129,456
Protection One Alarm Monitoring, Inc., Term Loan, 5.750%, 03/16/19(a)(b)	6,975,000	6,913,969
Vertafore, Inc., Term Loan, 5.250%, 07/29/16(a)(b)	5,848,285	5,804,423
Vertafore, Inc., 2nd Lien Term Loan, 9.750%, 10/27/17(a)(b)	2,800,000	2,807,000
Walter Energy, Inc., Term Loan B, 4.000%, 04/02/18(a)(b)	6,282,600	6,251,187

		94,094,769

Consumer Discretionary (0.1%)
Collective Brands Finance, Inc., Term Loan A, 2.992%-3.245%, 08/18/14(a)(b)	2,928,494	2,910,191

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Consumer Staples (0.2%)
Revlon Consumer Products Corp., New Term Loan B, 4.750%, 11/17/17(a)(b)	7,419,283	7,399,993

Diversified Financial Services (6.6%)
Affinion Group, Inc., Term Loan B, 5.000%, 10/10/16(a)(b)(c)	15,007,178	14,205,945
American Capital Holdings, Inc., Term Loan, 7.500%, 12/31/13(a)(b)	642,996	636,566
Asset Acceptance Capital Corp., New Term Loan B, 8.750%-9.500%, 11/08/17(a)(b)	2,468,750	2,453,320
BNY ConvergEx Group LLC, 2nd Lien Term Loan, 8.750%, 12/18/17(a)(b)	1,103,985	1,092,945
BNY ConvergEx Group LLC, Term Loan, 5.000%, 12/19/16(a)(b)	4,548,955	4,514,837
BNY ConvergEx Group LLC, Top Borrower 2nd Lien Term Loan, 8.750%, 12/18/17(a)(b)	2,631,015	2,604,705
BNY ConvergEx Group LLC, Top Borrower Term Loan, 5.000%, 12/19/16(a)(b)	10,330,081	10,252,606
Fidelity National Information Solutions, Inc., New Term Loan B, 4.250%, 07/18/16(a)(b)	472,000	473,180
First Data Corp., Term Loan B1, 2.992%, 09/24/14(a)(b)	8,531,872	8,211,927
First Data Corp., Term Loan B2, 2.992%, 09/24/14(a)(b)	26,559,776	25,563,784
First Data Corp., Term Loan B3, 2.992%, 09/24/14(a)(b)	4,984,679	4,797,753
Interactive Data Corp., New Term Loan B, 4.500%, 02/12/18(a)(b)	11,338,572	11,317,369

	Shares or Principal Amount($)	Value($)

Diversified Financial Services—continued
Lawson Software, Inc., Term Loan B, 03/30/18(b)(c)(d)	20,865,000	20,760,675
Lawson Software, Inc., Term Loan B1, 10/18/16(b)(c)(d)	6,490,000	6,425,100
Metokote Corp., New Term Loan, 10.000%, 11/27/13(a)(b)	1,798,157	1,798,157
Mondrian Investment Partners LLC., Term Loan, 5.500%, 07/12/18(a)(b)	5,172,960	5,179,426
Monitronics International, Inc., Term Loan B, 5.500%, 03/16/18(a)(b)	6,505,000	6,503,634
MSCI, Inc., Term Loan B1, 3.500%, 03/14/17(a)(b)	5,582,943	5,574,959
Nuveen Investments, Inc., Extended 1st Lien Term Loan, 5.720%-5.803%, 05/13/17(a)(b)	9,146,700	8,752,552
Nuveen Investments, Inc., Extended Term Loan, 5.720%-5.803%, 05/12/17(a)(b)	7,508,300	7,494,260
Oberthur Technologies, Term Loan B, 03/30/19(a)(b)(c)(d)	11,120,000	10,564,000
Peach Holdings, LLC., PIK Term Loan, 8.750%, 11/21/13(a)(b)	512,772	494,825
Springleaf Finance Company, Term Loan, 5.500%, 05/10/17(a)(b)(e)	43,330,000	39,791,239
SunGard Data Systems, Inc., Tranche B, 3.866%-4.148%, 02/26/16(a)(b)	1,289,215	1,289,202
SunGard Data Systems, Inc., Tranche C, 3.994%, 02/28/17(a)(b)	4,550,879	4,554,611
VFH Parent LLC, Term Loan, 7.500%, 07/08/16(a)(b)	24,835,431	24,804,387

		230,111,964

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Electric (1.4%)
Aeroflex Inc., Term Loan B, 4.250%, 05/09/18(a)(b)	10,836,978	10,701,515
Calpine Corp., Term Loan B2, 4.500%, 04/02/18(a)(b)	1,900,638	1,892,332
Calpine Corp., New Term Loan, 4.500%, 04/02/18(a)(b)	14,453,451	14,390,290
Equipower Resources Holdings LLC, Term Loan B, 5.750%, 01/26/18(a)(b)	2,137,900	1,998,937
NRG Energy, Inc., New Term Loan B, 4.000%, 07/02/18(a)(b)	7,906,752	7,895,366
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.743%, 10/10/17(a)(b)	22,671,642	12,575,733

		49,454,173

Electronics (0.4%)
Eagle Parent, Inc., Term Loan, 5.000%, 05/16/18(a)(b)	7,408,683	7,340,153
iPayment, Inc., Term Loan B, 5.750%, 05/08/17(a)(b)	6,293,300	6,266,616

		13,606,769

Energy (2.3%)
Aventine Renewable Energy Holdings, Inc., Term Loan B, 10.500%, 12/21/15(a)(f)	14,037,364	10,785,328
Brand Energy & Infrastructure Services, Inc., Revolver, 0.500%-2.250%, 02/05/13(a)(b)	7,500,000	6,796,875
Glenn Pool Oil, Term Loan, 4.500%, 05/02/16(a)(b)	52,995,483	52,995,483
Sandridge Energy, Inc., Bridge Term Loan, 02/23/13(b)(c)(d)	10,115,000	10,115,000

		80,692,686

	Shares or Principal Amount($)	Value($)

Entertainment (3.0%)
AMC Networks, Inc., Term Loan B, 4.000%, 12/31/18(a)(b)	13,597,250	13,557,546
Barrington Broadcasting Group LLC, Term Loan B, 7.500%, 06/14/17(a)(b)	2,734,459	2,746,436
Caesars Entertainment Operating Co., Extended Term Loan B6, 5.492%, 01/26/18(a)(b)	12,775,177	11,538,668
Caesars Entertainment Operating Co., Incremental Term Loan B4, 9.500%, 10/31/16(a)(b)	4,042,293	4,149,778
Caesars Entertainment Operating Co., Term Loan B2, 3.242%, 01/28/15(a)(b)(c)	4,400,000	4,186,204
Caesars Entertainment Operating Co., Term Loan B3, 01/28/15(a)(c)(d)	1,995,000	1,898,063
Carmike Cinemas, Inc., Term Loan B, 5.500%, 01/27/16(a)(b)	5,018,238	5,019,141
CCM Merger, Inc., New Term Loan B, 7.000%, 03/01/17(a)(b)	5,104,318	5,108,146
Cinedigm Digital Funding I LLC, Term Loan, 5.250%, 04/29/16(a)(b)	3,676,165	3,653,189
Emmis Operating Co., Term Loan B, 4.473%-6.250%, 11/01/13(a)(b)	2,292,457	2,139,160
Hubbard Radio LLC, Term Loan B, 5.250%, 04/28/17(a)(b)	6,307,338	6,315,222
Hubbard Radio LLC, 2nd Lien Term Loan, 8.750%, 04/30/18(a)(b)	1,690,000	1,709,013
IMG Worldwide, Inc., New Term Loan B, 5.500%, 06/16/16(a)(f)	14,611,489	14,520,167
Kasima LLC, Term Loan B, 5.000%, 03/31/17(a)(b)	11,880,000	11,850,300

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Entertainment—continued
Live Nation Entertainment, Inc., Term Loan B, 4.500%, 11/07/16(a)(b)	3,268,486	3,264,400
Mediacom Illinois LLC, Tranche C Term Loan, 1.950%, 01/30/15(a)(b)	1,009,053	971,718
Sea World Parks & Entertainment, Inc., Term Loan B, 4.000%, 08/17/17(a)(b)(c)	11,123,846	11,095,925

		103,723,076

Food (1.5%)
Aramark Corp., Letter of Credit, 1.966%, 01/27/14(a)(b)	484,590	479,444
Aramark Corp., Term Loan, 2.345%, 01/27/14(a)(b)	6,015,410	5,951,526
Burger King Corp., New Term Loan B, 4.500%, 10/19/16(a)(b)	4,183,286	4,175,212
Dean Foods Co., Tranche B Term Loan, 1.750%, 04/02/14(a)(b)	4,554,124	4,482,259
Dunkin’ Brands, Inc., Term Loan B2, 4.000%, 11/23/17(a)(b)	15,968,864	15,944,592
JBS USA Holdings, Inc., Term Loan, 4.250%, 05/25/18(a)(b)	19,284,275	19,338,271
Pinnacle Foods Finance LLC, Term Loan E, 04/18/18(b)(c)(d)	3,710,000	3,718,125

		54,089,429

Health Care (9.7%)
Aptalis Pharma, Inc., Term Loan B, 5.500%, 02/10/17(a)(b)	12,521,500	12,364,981
Ardent Medical Services, Inc., 1st Lien Term Loan, 6.500%, 09/15/15(a)(b)	10,828,199	10,746,988
Biomet, Inc., Term Loan B, 3.241%-3.474%, 03/25/15(a)(b)	5,881,296	5,812,837
CareStream Health, Inc., Term Loan B, 5.000%, 02/25/17(a)(b)	26,713,522	26,079,075

	Shares or Principal Amount($)	Value($)

Health Care—continued
Community Health Systems, Inc., Non Extended Term Loan, 2.491%-2.739%, 07/25/14(a)(b)(e)	45,019,073	44,409,064
Community Health Systems, Inc., Extended Term Loan, 3.970%-3.989%, 01/25/17(a)(b)	7,282,780	7,174,485
Convatec, Inc., Term Loan, 5.750%, 12/22/16(a)(b)	6,038,563	6,025,338
CRC Health Corp., Extended Term Loan, 4.970%, 11/16/15(a)(b)	4,089,830	3,650,173
Drumm Investors LLC, Term Loan, 5.000%, 05/04/18(a)	18,670,654	17,583,089
Harlan Sprague Dawley, Inc., Term Loan B, 3.860%, 07/11/14(a)(b)	4,739,982	4,206,734
HCA, Inc., Term Loan B3, 3.491%, 05/01/18(a)(b)(e)	36,840,135	36,048,072
HCA, Inc., Term Loan B2, 3.720%, 03/31/17(a)(b)	12,000,000	11,767,560
IASIS Healthcare LLC, Term Loan, 5.000%, 05/03/18(a)(b)(e)	29,358,450	29,346,120
Inc Research, Inc., Term Loan B, 7.000%, 07/12/18(a)(b)	22,043,425	22,043,425
MultiPlan, Inc., New Term Loan B, 4.750%, 08/26/17(a)(b)	6,594,710	6,524,674
RPI Financial Trust, Term Loan Tranche 2, 4.000%, 05/09/18(a)(b)	69,893,446	69,783,713
Universal Health Services, Inc., New Term Loan B, 3.750%-5.000%, 11/15/16(a)(b)	10,866,874	10,841,120
Vanguard Health Holding Co. II LLC, Term Loan B, 5.000%, 01/29/16(a)(b)	7,369,730	7,373,710
Warner Chilcott Co., LLC, New Term Loan B2, 4.250%, 03/15/18(a)(b)	2,179,659	2,176,912

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Health Care—continued
Warner Chilcott Corp., New Term Loan B1, 4.250%, 03/15/18(a)(b)	4,359,317	4,353,825
WC Luxco S.A.R.L., New Term Loan B3, 4.250%, 03/15/18(a)(b)	2,997,031	2,993,254

		341,305,149

Healthcare—Services (0.7%)
Kinetic Concepts, Inc., Term Loan B2, 6.500%, 11/04/16(a)(b)	7,466,288	7,496,153
Regionalcare Hospital Partners, Inc., Term Loan B, 8.000%, 11/02/18(a)(b)	9,256,330	9,333,436
Valeant Pharmaceuticals Int’l., Add-On Term Loan B, 3.750%, 02/08/19(a)(b)	9,295,000	9,210,880

		26,040,469

Information Technology (1.6%)
Allen Systems Group, Inc., Add-On Term Loan B, 6.500%, 11/20/15(a)(b)	5,688,830	5,655,664
Aspect Software, Inc., New Term Loan B, 6.250%, 05/06/16(a)(b)	3,856,201	3,856,201
CDW LLC, Term Loan, 4.000%, 07/14/17(a)(b)	17,811,421	17,228,810
Flexera Software, Inc., New Term Loan B, 7.500%, 09/29/17(a)(b)	4,291,650	4,302,379
Flextronics International Ltd., Term Loan A-2, 2.491%, 10/01/14(a)(b)	741,743	733,555
Flextronics International Ltd., Term Loan A-1, 2.491%, 10/01/14(a)(b)	447,033	442,098
Flextronics International Ltd., Term Loan A, 2.491%-2.494%, 10/01/14(a)(b)	1,892,474	1,871,581
Presidio, Inc., Incremental Term Loan B, 7.250%, 03/31/17(a)(b)	2,686,802	2,713,670

	Shares or Principal Amount($)	Value($)

Information Technology—continued
Presidio, Inc., New Term Loan B, 7.250%, 03/31/17(a)(b)	9,680,031	9,776,831
Verint Systems, Inc., Term Loan, 4.500%, 10/27/17(a)(b)	8,609,838	8,582,975

		55,163,764

Insurance (2.5%)
Asurion LLC., 1st Lien Term Loan, 5.500%, 05/24/18(a)(b)(c)	36,948,066	36,587,083
Asurion LLC., 2nd Lien Term Loan, 9.000%, 05/24/19(a)(b)	4,900,000	4,954,243
Aveta, Inc., NAMM Loan Facility, 04/04/17(b)(c)(d)	7,415,000	7,192,550
Hub International Ltd., Term Loan, 2.970%, 06/13/14(a)(b)	778,186	764,778
Hub International Ltd., Delayed Draw Term Loan, 2.970%, 06/13/14(a)(b)	174,931	171,917
Hub International Ltd., Add on Term Loan B, 6.750%, 06/13/14(a)(b)	2,496,328	2,494,256
Lonestar Intermediate Super Holdings, LLC, Term Loan B, 11.000%, 08/16/19(a)(b)	27,625,000	27,930,809
Sedgwick CMS Holdings, Inc., New Term Loan, 5.000%, 12/30/16(a)(b)	7,883,885	7,851,009

		87,946,645

Lodging (1.0%)
Las Vegas Sands LLC, Term Loan B, 1.750%, 05/23/14(a)(b)	8,509,670	8,374,281
Las Vegas Sands LLC, Delayed Draw Term Loan, 1.750%, 05/23/14(a)(b)	1,707,894	1,680,721
Las Vegas Sands LLC, Delayed Draw Term Loan, 2.750%, 11/23/15(a)(b)	4,645,892	4,482,635

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Lodging—continued
Las Vegas Sands LLC, Term Loan B, 2.750%, 11/23/16(a)(b)	13,526,760	13,051,430
Las Vegas Sands LLC, Delayed Draw Term Loan, 2.750%, 11/23/16(a)(b)	2,718,676	2,623,142
Seminole Tribe of Florida, Term Loan B1, 1.970%, 03/05/14(a)(b)	905,119	896,638
Seminole Tribe of Florida, Term Loan B2, 1.970%, 03/05/14(a)(b)	3,267,181	3,236,567
Seminole Tribe of Florida, Term Loan B3, 1.970%, 03/05/14(a)(b)	1,314,381	1,302,065

		35,647,479

Machinery Diversified (0.8%)
ACCO Brands Corp., New Term Loan B, 03/08/19(a)(b)(c)(d)	6,970,000	6,965,679
Alliance Laundry Systems LLC, Term Loan B, 6.250%-6.75%, 09/30/16(a)(b)	3,542,684	3,538,256
Milacron LLC, Term Loan B, 7.500%, 05/15/17(a)(b)	13,367,735	13,334,316
NACCO Materials Handling Group, Inc., Term Loan, 1.991%-2.404%, 03/22/13(a)(b)	3,298,750	3,284,994

		27,123,245

Media (8.1%)
CCO Holdings LLC, 3rd Lien Term Loan, 2.741%, 09/05/14(a)(b)(e)	36,174,084	35,631,473
Charter Communications Operating LLC, Term Loan, 03/06/14(b)(c)(d)	67,765	67,353
Charter Communications Operating LLC, Term Loan C, 3.720%, 09/06/16(a)(b)	9,824,619	9,769,405

	Shares or Principal Amount($)	Value($)

Media—continued
Clear Channel Communications, Inc., Delayed Draw Term Loan , 3.891%, 01/29/16(a)(b)	775,276	611,824
Clear Channel Communications, Inc., Term Loan A, 3.641%, 07/29/14(a)(b)(c)	24,826,090	22,902,068
Clear Channel Communications, Inc., Term Loan B, 3.891%, 01/28/16(a)(b)	13,342,068	10,788,930
Clear Channel Communications, Inc., Term Loan C, 3.891%, 01/28/16(a)(b)	29,901,314	23,308,074
Clear Channel Communications, Inc., Delayed Draw Term Loan 2, 3.891%, 01/29/16(a)(b)	882,437	696,393
EMI Music Publishing Ltd., Term Loan B, 11/14/17(b)(c)(d)	9,295,000	9,339,151
FoxCo Acquisition Sub LLC, Term Loan B, 4.750%, 07/14/15(a)(b)	4,875,059	4,867,746
Getty Images, Inc., Term Loan, 5.250%, 11/07/16(a)(b)	3,710,000	3,722,985
Gray Television, Inc., Term Loan B, 3.750%, 12/31/14(a)(b)(c)	30,138,472	29,815,689
Media General, Inc., Term Loan, 10.000%, 03/29/13(a)(b)	19,463,081	18,526,517
Mediacom Broadband LLC, Tranche F Term Loan , 4.500%, 10/23/17(a)(b)	4,573,538	4,539,236
Radio One, Inc., Term Loan B, 7.500%-8.250%, 03/23/16(a)(b)	11,984,224	11,874,329
San Juan Cable, LLC, New Term Loan B, 6.000%, 06/09/17(a)(b)	7,250,213	7,123,334

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Media—continued
San Juan Cable, LLC, 2nd Lien Term Loan, 10.000%, 06/08/18(a)(b)	11,745,000	11,398,522
Summit Entertainment, LLC, Term Loan B, 6.750%, 08/22/16(a)(b)	18,373,627	18,258,792
Syniverse Technologies, Inc., Term Loan B, 5.250%, 12/21/17(a)(b)	7,316,457	7,334,748
Tribune Co., Term Loan B, 0.000%, 06/04/14(a)(b)(g)(h)	7,000,000	4,596,690
Univision Communications, Inc., Initial Term Loan, 2.244%, 09/29/14(a)(b)	16,798,454	16,530,183
Village Roadshow Ltd., Term Loan A2, 5.500%, 05/27/15(a)(f)	26,638,700	26,372,313
Weather Channel Interactive, Inc. (The), New Term Loan B, 4.250%, 02/13/17(a)(b)	3,908,932	3,909,636

		281,985,391

Metals (0.6%)
Schaeffler AG, Term Loan C2, 01/27/17(b)(c)(d)	21,655,000	21,746,384

Mining (1.0%)
American Rock Salt Holdings LLC, Term Loan, 5.500%, 04/25/17(a)(b)	3,486,511	3,310,024
Fairmount Minerals Ltd., New Term Loan B, 5.250%, 03/15/17(a)(b)	8,621,100	8,626,531
Novelis, Inc., Term Loan, 4.000%, 03/10/17(a)(b)	21,764,500	21,682,883

		33,619,438

Miscellaneous Manufacturer (1.0%)
Clarke American Corp., Term Loan B, 2.741%-2.970%, 06/30/14(a)(b)(c)	17,923,663	16,680,298
Manitowoc Co., Inc. (The), New Term Loan B, 4.250%, 11/13/17(a)(b)	3,710,100	3,698,970
Sensata Technologies, Term Loan, 4.000%, 05/11/18(a)(b)	15,120,738	15,106,524

		35,485,792

	Shares or Principal Amount($)	Value($)

Oil & Gas (5.9%)
CITGO Petroleum Corp., Term Loan B, 8.000%, 06/24/15(a)(b)	2,182,857	2,202,874
CITGO Petroleum Corp., Term Loan C, 9.000%, 06/23/17(a)(b)	3,930,000	4,008,600
Crestwood Holdings LLC, Term Loan B, 9.750%, 03/20/18(a)(b)	3,725,000	3,783,222
Energy Transfer Equity, L.P., New Term Loan B, 3.750%, 03/21/17(a)(b)(c)	49,370,000	48,413,703
EP Energy Corp., Unsecured Bridge Loan, 10/31/12(b)(c)(d)	17,485,000	17,485,000
Frac Tech International LLC, Term Loan B, 6.250%, 05/06/16(a)(b)(e)	31,317,816	31,169,996
MEG Energy Corp., New Term Loan B, 4.000%, 03/16/18(a)(b)	25,949,600	25,884,726
Obsidian Holdings LLC, Tranche A, 6.750%, 11/02/15(a)(b)	3,196,983	3,196,983
Obsidian Natural Gas Trust, Term Loan, 7.000%, 11/02/15(a)(b)	30,950,570	31,105,323
TPF Generation Holdings LLC, Term Loan B, 2.241%, 12/13/13(a)(b)	6,626,253	6,598,621
TPF Generation Holdings LLC, Letter of Credit, 2.470%, 12/13/13(a)(b)	3,923,773	3,907,411
TPF Generation Holdings LLC, 2nd Lien Term Loan C, 4.491%-4.720%, 12/15/14(a)(b)	10,250,000	9,896,375
Western Refining, Inc., New Term Loan B, 7.500%, 03/15/17(a)(b)	18,474,508	18,628,401

		206,281,235

Packaging & Containers (1.1%)
Anchor Glass Container Corp., 1st Lien Term Loan, 6.000%, 03/02/16(a)(b)	1,093,113	1,092,774
Berry Plastics Corp., Term Loan C, 2.242%, 04/03/15(a)(b)	8,958,101	8,737,195

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Packaging & Containers—continued
Reynolds Group Holdings, Inc., Tranche B Term Loan, 6.500%, 02/09/18(a)(b)	5,126,749	5,176,581
Reynolds Group Holdings, Inc., Tranche C Term Loan, 6.500%, 08/09/18(a)(b)	24,198,891	24,492,423

		39,498,973

Real Estate (7.6%)
CB Richard Ellis Services, Inc., New Term Loan B, 3.492%, 11/06/16(a)(b)	3,171,501	3,156,310
CB Richard Ellis Services, Inc., New Term Loan C, 3.491%, 03/05/18(a)(b)	30,663,287	30,440,979
CB Richard Ellis Services, Inc., New Term Loan D, 3.742%, 09/04/19(a)(b)	50,437,344	50,071,673
CB Richard Ellis Services, Inc., Term Loan A, 2.492%, 11/07/15(a)(b)	18,473,333	18,427,150
Grizzly Ventures LLC, Term Loan B, 3.243%, 12/02/14(a)(b)	17,698,333	17,521,350
Istar Financial, Inc., Add on Term Loan A1, 5.250%, 03/15/16(a)(b)	40,700,000	40,038,625
Istar Financial, Inc., Add on Term Loan A2, 7.000%, 03/15/17(a)(b)	4,635,000	4,633,563
Istar Financial, Inc., Term Loan A1, 5.000%, 06/28/13(a)(b)(e)	69,395,471	69,258,068
Istar Financial, Inc., Term Loan A2, 7.000%, 06/30/14(a)(b)	17,600,000	17,552,304
Mattamy Funding Partnership, Term Loan B, 2.750%, 04/11/13(a)(b)	2,854,152	2,782,798
Realogy Corp., Extended Letter of Credit, 4.490%, 10/10/16(a)(b)(c)	1,101,975	1,026,489
Realogy Corp., Letter of Credit, 3.247%, 10/10/13(a)(b)	186,674	175,786
Realogy Corp., Term Loan, 4.770%, 10/10/16(a)(b)(c)	11,938,165	11,120,400

		266,205,495

	Shares or Principal Amount($)	Value($)

Retail (3.9%)
Capital Automotive L.P., New Term Loan B, 5.250%, 03/10/17(a)(b)	56,649,265	56,177,376
Gymboree Corp., Initial Term Loan, 02/23/18(b)(c)(d)	4,538,510	4,292,886
Harbor Freight Tools USA, Inc., 1st Lien Term Loan, 6.500%, 12/22/17(a)(b)	5,520,455	5,556,669
J Crew Group, Inc., New Term Loan B, 4.750%, 03/07/18(a)(b)(c)	6,869,937	6,741,882
Jo-Ann Stores, Inc., Term Loan, 4.750%, 03/16/18(a)(b)	12,148,769	12,053,280
Leslie’s Poolmart, Inc., Term Loan B, 4.500%, 11/21/16(a)(b)	5,601,718	5,573,710
Lord & Taylor Holdings LLC, Term Loan B, 5.750%, 01/11/19(a)(b)	8,620,000	8,660,428
Michaels Stores, Inc., Term Loan B1, 2.750%-2.875%, 10/31/13(a)(b)	3,703,058	3,692,764
NBTY, Inc., New Term Loan B, 4.250%, 10/02/17(a)(b)	9,075,518	9,076,425
PETCO Animal Supplies, Inc., New Term Loan, 4.500%, 11/24/17(a)(b)	12,669,600	12,656,930
Sleepy LLC, Term Loan B, 03/22/18(b)(c)(d)	9,270,000	9,200,475
The Yankee Candle Co., Inc., New Term Loan B, 03/29/19(a)(b)(c)(d)	3,320,000	3,327,603

		137,010,428

Semiconductors (0.9%)
Freescale Semiconductor, Inc., Term Loan B, 4.494%, 12/01/16(a)(b)	17,817,817	17,314,464
Microsemi Corp., Repriced Term Loan, 4.000%, 02/02/18(a)(b)	9,361,827	9,338,423
Semtech Corp., Term Loan B, 4.250%, 03/15/17(a)(b)	3,720,000	3,710,700

		30,363,587

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Software (0.6%)
Genesys Telecom Holdings, U.S., Inc., Term Loan B, 6.750%, 01/31/19(a)(b)	6,670,000	6,711,687
Sophia, L.P., Term Loan B, 6.250%, 07/19/18(a)(b)	10,670,000	10,823,435
VeriFone, Inc., New Term Loan B, 4.250%, 12/28/18(a)(b)	2,653,350	2,651,360

		20,186,482

Telecommunication Services (12.1%)
Airvana, Inc., Term Loan B, 10.000%, 03/25/15(a)(b)	9,486,904	9,012,559
Atlantic Broadband Finance LLC, Tranche B Term Loan, 03/08/16(a)(b)(d)	4,792,601	4,775,971
Avaya, Inc., Non Extended Term Loan B1, 3.241%, 10/24/14(a)(b)	16,255,671	15,727,361
BBHI Acquisition LLC, Term Loan B, 4.500%, 12/14/17(a)(b)	4,875,856	4,866,299
Cequel Communications LLC, Term Loan B, 4.000%, 02/14/19(a)(b)(c)	29,190,000	28,934,587
Consolidated Communications, Inc., Non-Extended Delayed Draw, 2.750%, 12/31/14(a)(b)	114,713	112,705
Consolidated Communications, Inc., Non Extended Term Loan B, 2.750%, 12/31/14(a)(b)	3,132,150	3,077,337
Crown Castle International Corp., Term Loan B, 4.000%, 01/31/19(a)(b)	22,334,025	22,237,765
CSC Holdings, Inc., Term Loan A4, 0.996%, 10/31/16(a)(b)	15,870,000	15,579,103
Cumulus Media Holdings, Inc., 2nd Lien Term Loan, 7.500%, 09/16/19(a)(b)	7,330,000	7,420,086

	Shares or Principal Amount($)	Value($)

Telecommunication Services—continued
Cumulus Media, Inc., Term Loan, 5.750%, 09/17/18(a)(b)	37,531,355	37,707,377
Entercom Radio LLC, Term Loan B, 6.250%-7.250%, 11/23/18(a)(b)	4,491,933	4,514,393
Integra Telecom, Inc., New Term Loan B, 9.250%, 04/15/15(a)(b)	10,212,265	9,593,197
Intelsat Jackson Holdings Ltd., Term Loan, 3.242%, 02/03/14(a)(b)	21,765,000	21,351,465
Intelsat Jackson Holdings SA, Tranche B Term Loan, 5.250%, 04/02/18(a)(b)(e)	54,506,725	54,864,289
Kabel Deutschland GMBH, Term Loan F, 4.250%, 02/01/19(a)(b)(c)	14,285,000	14,218,718
Level 3 Financing, Inc., Term Loan A, 2.492%-2.827%, 03/13/14(a)(b)	22,210,187	21,863,264
Level 3 Financing, Inc., Term Loan B3, 5.750%, 08/31/18(a)(b)	25,515,000	25,743,614
Level 3 Financing, Inc., Term Loan B2, 5.750%, 09/03/18(a)(b)	48,010,000	48,440,170
LIN Television Corp., Term Loan B, 5.000%, 12/21/18(a)(b)	5,730,638	5,752,127
Local TV Finance LLC, Term Loan B, 2.250%, 05/07/13(a)(b)	2,375,753	2,350,024
MetroPCS Wireless, Inc., New Term Loan B3, 4.000%, 03/16/18(a)(b)	18,719,249	18,518,017
NeuStar, Inc., Term Loan B, 5.000%, 11/08/18(a)(b)	4,358,960	4,377,137
Telesat LLC, Term Loan B, 03/26/19(b)(c)(d)	9,735,000	9,716,796
Telx Group, Inc., Term Loan B, 7.750%, 09/26/17(a)(b)	8,412,625	8,437,190
TowerCo Finance LLC, New Term Loan B, 04/12/18(a)(b)(c)(d)	4,792,897	4,792,897

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Telecommunication Services—continued
UPC Financing Partnership, Term Loan T, 3.744%, 12/30/16(a)(b)	220,210	218,375
UPC Financing Partnership, New Term Loan, 4.750%, 12/29/17(a)(b)	18,710,000	18,739,188

		422,942,011

Telecommunications (2.5%)
LightSquared LP, PIK Term Loan B, 12.000%, 10/01/14(b)	7,236,851	3,252,964
Vodafone Americas Finance 2, PIK Term Loan B, 6.250%, 07/11/16(f)	47,906,719	48,026,486
Vodafone Americas Finance 2, PIK Term Loan, 6.875%, 08/11/15(f)	21,945,923	22,055,653
Zayo Group LLC, Term Loan, 7.000%, 12/01/16(a)(b)	14,738,063	14,749,116

		88,084,219

Textiles (0.1%)
Warnaco, Inc., Term Loan, 3.750%, 06/15/18(a)(b)	4,387,424	4,360,002

Transportation (0.3%)
Avis Budget Car Rental LLC, Term Loan C, 4.250%, 03/19/19(a)(b)	6,505,000	6,480,606
Avis Budget Car Rental LLC, Incremental Term Loan, 6.250%, 09/21/18(a)(b)	2,270,291	2,285,911

		8,766,517

Utilities (1.7%)
Aes Corp., New Term Loan, 4.250%, 06/01/18(a)(b)	29,244,600	29,256,590
Astoria Generating Co. Acquisitions LLC, 2nd Lien Term Loan C, 4.000%, 08/23/13(a)(b)	24,890,000	22,795,009

	Shares or Principal Amount($)	Value($)

Utilities—continued
Astoria Generating Co. Acquisitions LLC, Term Loan B, 5.000%, 02/23/13(a)(b)	6,634,157	6,431,019

		58,482,618

Total Bank Loans (Cost $3,205,977,478)		3,204,126,536

Corporate Bonds (5.1%)
Auto Manufacturers (0.0%)(i)
General Motors Co. Escrow, 7.200%, (f)(g)(j)(k)	10,000,000	100,000
General Motors Co. Escrow, 8.375%, (f)(g)(j)(k)	10,000,000	100,000

		200,000

Diversified Financial Services (0.0%)(i)
Aircastle Ltd., 6.750%, 04/15/17(b)	370,000	370,000
Aircastle Ltd., 7.625%, 04/15/20(b)	260,000	260,000

		630,000

Electric (1.2%)
General Cable Corp., 2.956%, 04/01/15(a)(e)	5,133,000	4,825,020
Glenn Pool Oil & Gas Trust, 6.000%, 08/02/21	37,746,137	38,406,694

		43,231,714

Insurance (0.2%)
MBIA, Inc., 5.700%, 12/01/34	8,285,000	5,136,700

Iron/Steel (0.0%)(i)
AK Steel Corp., 8.375%, 04/01/22	920,000	892,400

Oil & Gas (0.1%)
SandRidge Energy, Inc., 4.206%, 04/01/14(a)	1,000,000	995,158
Western Refining, Inc., 11.250%, 06/15/17(b)	885,000	1,008,900

		2,004,058

Pipelines (0.1%)
Atlas Pipeline Partners LP, 8.750%, 06/15/18(e)	3,855,000	4,105,575

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Semiconductors (0.0%)(i)
MEMC Electronic Materials, Inc., 7.750%, 04/01/19	205,000	162,975

Telecommunication Services (3.5%)
Cricket Communications, Inc., 7.750%, 05/15/16(e)	3,000,000	3,165,000
Integra Telecom, Inc., 10.750%, 04/15/16(b)	280,000	257,600
Intelsat Bermuda Ltd., 11.250%, 02/04/17(e)	1,800,000	1,872,000
Intelsat Bermuda Ltd. PIK, 11.500%, 02/04/17(e)	3,900,017	4,056,018
Intelsat Jackson Holdings SA, 7.500%, 04/01/21	1,250,000	1,314,063
Intelsat Luxembourg SA, PIK, 11.500%, 02/04/17(b)	21,745,000	22,397,350
iPCS, Inc., 2.672%, 05/01/13(a)(e)	10,318,000	9,905,280
Level 3 Communications, Inc., 11.875%, 02/01/19	1,880,000	2,143,200
Level 3 Financing, Inc., 4.506%, 02/15/15(a)	500,000	483,750
Level 3 Financing, Inc., 8.125%, 07/01/19(b)	4,065,000	4,197,113
Level 3 Financing, Inc., 10.000%, 02/01/18(e)	3,440,000	3,766,800
PAETEC Holding Corp., 8.875%, 06/30/17(e)	1,000,000	1,085,000
Satmex Escrow, 9.500%, 05/15/17(b)(c)	1,000,000	1,020,000
Satmex Escrow SA de CV, 9.500%, 05/15/17	5,000,000	5,150,000
Sprint Capital Corp., 6.875%, 11/15/28	2,000,000	1,530,000
Sprint Capital Corp., 8.750%, 03/15/32(e)	1,700,000	1,457,750
Sprint Nextel Corp., 7.000%, 03/01/20(b)	265,000	268,975
Sprint Nextel Corp., 11.500%, 11/15/21(b)	4,830,000	5,192,250
Trilogy International Partners LLC, 10.250%, 08/15/16(b)	7,958,000	6,943,355
Wind Acquisition Finance Holdings, PIK, 12.250%, 07/15/17(b)	14,335,747	12,297,002

	Shares or Principal Amount($)	Value($)

Telecommunication Services—continued
Wind Acquisition Finance SA, 7.250%, 02/15/18(b)	26,365,000	24,849,012
Wind Acquisition Finance SA, 11.750%, 07/15/17(b)	2,450,000	2,413,250
Windstream Holding of the Midwest, Inc., 6.750%, 04/01/28(e)	4,750,000	4,870,298

		120,635,066

Total Corporate Bonds (Cost $180,915,609)		176,998,488

Preferred Stocks (0.1%)
Diversified Financial Services (0.1%)
Citigroup Capital XII, 8.500%, 03/30/40	4,650	119,040
GMAC Capital Trust I, 8.125%, 02/15/40	94,025	2,172,918

		2,291,958

Total Preferred Stocks (Cost $2,466,875)		2,291,958

Convertible Preferred Stock (0.0%)(i)
Auto Manufacturers (0.0%)(i)
General Motors Co., Series B, 4.750%, 12/01/13	31,750	1,328,737

Total Convertible Preferred Stock (Cost $1,571,307)		1,328,737

Money Market Fund (7.4%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.00%(l)	259,580,289	259,580,289

Total Money Market Fund (Cost $259,580,289)		259,580,289

Total Investments (Cost $3,650,511,558) — 104.1%		3,644,326,008
Liabilities in excess of other assets — (4.1)%		(143,657,844)

Net Assets — 100.0%		$3,500,668,164

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Seix Floating Rate High Income Fund — concluded

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2012.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 89.8% of net assets as of March 31, 2012.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	The security does not have a stated settlement date and will receive a rate upon settling with the custodian.

(e)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(f)	The Fund’s adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

(g)	Security is in default.

(h)	Bankrupt issuer.

(i)	Less than 0.05% of Net Assets.

(j)	Valued at fair value using procedures approved by the Board of Trustees. Fair valued securities held by the Fund represent less than 0.05% of net assets as of March 31, 2012.

(k)	Security is perpetual in nature and has no stated maturity.

(l)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

Investment Abbreviations

PIK — Payment in-kind

As of March 31, 2012, the Fund had the following unfunded loan commitments:

Borrower	Unfunded Commitments	Unrealized Appreciation (Depreciation)
Brand Energy & Infrastructure Services, Inc.	$7,500,000	$(662,492)

The commitments are available until the maturity date of the respective security.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Seix High Yield Fund

	Shares or Principal Amount($)	Value($)

Bank Loans (0.9%)
Energy (0.2%)
Sandridge Energy, Inc., Bridge Term Loan, 02/23/13(a)(b)(c)	5,825,000	5,825,000

Oil & Gas (0.5%)
Energy Transfer Equity, L.P., New Term Loan B, 03/21/17(a)(b)(c)	6,810,000	6,678,090
EP Energy Corp., Unsecured Bridge Loan, 10/31/12(a)(b)(c)	4,300,000	4,300,000

		10,978,090

Telecommunication Services (0.2%)
Intelsat Jackson Holdings SA, Tranche B Term Loan, 5.250%, 04/02/18(a)(d)	2,977,500	2,997,033
Level 3 Financing, Inc., Term Loan B3, 5.750%, 08/31/18(a)(d)	1,000,000	1,008,960

		4,005,993

Total Bank Loans (Cost $20,731,620)		20,809,083

Corporate Bonds (91.1%)
Advertising (0.5%)
Affinion Group, Inc., 7.875%, 12/15/18	9,145,000	8,321,950
Checkout Holding Corp., 0.000%, 11/15/15(a)(e)	5,190,000	2,153,850

		10,475,800

Aerospace/Defense (1.6%)
BE Aerospace, Inc., 5.250%, 04/01/22	10,630,000	10,736,300
Ducommun, Inc., 9.750%, 07/15/18	3,165,000	3,354,900
Kratos Defense & Security Solutions, Inc., 10.000%, 06/01/17	7,430,000	8,042,975
Spirit AeroSystems, Inc., 6.750%, 12/15/20	4,945,000	5,352,962
Spirit AeroSystems, Inc., 7.500%, 10/01/17	1,525,000	1,643,188
Triumph Group, Inc., 8.000%, 11/15/17	2,770,000	3,019,300
Triumph Group, Inc., 8.625%, 07/15/18	1,455,000	1,629,600

		33,779,225

	Shares or Principal Amount($)	Value($)

Airlines (1.0%)
Air Canada Inc., 9.250%, 08/01/15(a)(f)	6,545,000	6,381,375
Continental Airlines Pass Thru Certificate, Series 2012-B, C1 B, 6.250%, 10/22/21	1,960,000	1,994,300
Delta Air Lines, Inc., 9.500%, 09/15/14(a)(f)	7,777,000	8,282,505
Delta Air Lines, Inc., 12.250%, 03/15/15(a)(f)	3,610,000	3,889,775
Delta Air Lines, Inc., Series 2007-1, Cl C, 8.954%, 08/10/14	1,442,640	1,440,765

		21,988,720

Auto Manufacturers (1.1%)
Ford Motor Co., 7.450%, 07/16/31(f)	19,802,000	24,207,945

Auto Parts & Equipment (1.4%)
AFFINIA Group, Inc., 10.750%, 08/15/16(a)	1,854,000	2,030,130
Cooper-Standard Automotive, Inc., 8.500%, 05/01/18	8,893,000	9,559,975
Delphi Corp., 5.875%, 05/15/19(a)(f)	3,000,000	3,165,000
Delphi Corp., 6.125%, 05/15/21(a)(f)	4,000,000	4,260,000
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625%, 09/01/17(a)(f)	2,272,000	2,465,120
Visteon Corp., 6.750%, 04/15/19	7,625,000	7,739,375

		29,219,600

Banks (4.2%)
Ally Financial, Inc., 5.500%, 02/15/17(g)	3,625,000	3,629,310
Ally Financial, Inc., 7.500%, 09/15/20(g)	17,661,000	19,073,880
Ally Financial, Inc., 8.000%, 11/01/31	15,445,000	17,028,112
Ally Financial, Inc., 8.300%, 02/12/15	2,202,000	2,397,428
Bank of America Corp., 5.700%, 01/24/22	3,975,000	4,207,871
CIT Group, Inc., 4.750%, 02/15/15(a)	12,580,000	12,691,031

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)

Banks—continued
CIT Group, Inc., 5.250%, 03/15/18	5,540,000	5,650,800
CIT Group, Inc., 6.625%, 04/01/18(a)	7,760,000	8,409,900
CIT Group, Inc., 7.000%, 05/02/17(a)	2,100,000	2,105,250
Provident Funding Associates LP/PFG Finance Corp., 10.125%, 02/15/19(a)	2,685,000	1,973,475
Provident Funding Association LP, 10.250%, 04/15/17(a)	3,455,000	3,359,988
Regions Bank, 6.450%, 06/26/37	2,825,000	2,810,875
Regions Bank, 7.500%, 05/15/18	2,050,000	2,321,625
Regions Financial Corp., 5.750%, 06/15/15	6,026,000	6,312,235

		91,971,780

Beverages (0.1%)
Cott Beverages, Inc., 8.125%, 09/01/18	1,500,000	1,623,750

Building Materials (1.5%)
Building Materials Corp. of America, 6.750%, 05/01/21(a)	2,885,000	3,061,706
CEMEX Finance LLC, 9.500%, 12/14/16(a)(f)	3,800,000	3,790,880
Masco Corp., 5.950%, 03/15/22	5,540,000	5,552,892
USG Corp., 8.375%, 10/15/18(a)	11,650,000	11,941,250
USG Corp., 9.750%, 08/01/14(a)	5,845,000	6,429,500
USG Corp., 9.750%, 01/15/18	1,715,000	1,702,137

		32,478,365

Chemicals (1.4%)
Huntsman International LLC, 5.500%, 06/30/16(f)	2,505,000	2,501,869
Huntsman International LLC, 8.625%, 03/15/21(f)	1,055,000	1,184,237
INEOS Finance PLC, 9.000%, 05/15/15(a)	1,775,000	1,883,719

	Shares or Principal Amount($)	Value($)

Chemicals—continued
Kinove German Bondco GmbH, 9.625%, 06/15/18(a)	4,050,000	4,212,000
LyondellBasell Industries, 6.000%, 11/15/21(a)	2,025,000	2,126,250
Nova Chemicals Corp., 8.625%, 11/01/19	2,845,000	3,243,300
Oxea Finance & Cy SCA, 9.500%, 07/15/17(a)	2,664,000	2,850,480
Rain CII Carbon LLC, 8.000%, 12/01/18(a)	4,610,000	4,828,975
Solutia, Inc., 7.875%, 03/15/20	3,025,000	3,546,812
TPC Group LLC, 8.250%, 10/01/17	2,000,000	2,095,000
Vertellus Specialties, Inc., 9.375%, 10/01/15(a)	3,265,000	2,481,400

		30,954,042

Coal (0.9%)
Arch Coal, Inc., 7.000%, 06/15/19(a)(f)	9,075,000	8,371,687
Arch Coal, Inc., 7.250%, 06/15/21(a)(f)	865,000	797,963
Peabody Energy Corp., 6.250%, 11/15/21(a)	9,780,000	9,584,400

		18,754,050

Commercial Services (3.5%)
Avis Budget Car Rental LLC, 9.625%, 03/15/18	3,855,000	4,182,675
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.250%, 01/15/19	4,945,000	5,155,162
Cenveo Corp., 8.875%, 02/01/18(f)	3,095,000	2,940,250
Hertz Corp., 7.500%, 10/15/18	2,580,000	2,738,025
Iron Mountain, Inc., 7.750%, 10/01/19	4,135,000	4,517,488
Iron Mountain, Inc., 8.000%, 06/15/20	1,515,000	1,598,325
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.500%, 12/01/19(a)(f)	1,080,000	1,171,800
Live Nation Entertainment, Inc., 8.125%, 05/15/18(a)	3,465,000	3,690,225

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)

Commercial Services—continued
National Money Mart Co., 10.375%, 12/15/16	4,175,000	4,613,375
ServiceMaster Co., 8.000%, 02/15/20(a)	11,365,000	12,103,725
Speedy Cash, Inc., 10.750%, 05/15/18(a)	4,986,000	5,160,510
United Rentals NA, Inc., 9.250%, 12/15/19(g)	5,616,000	6,191,640
UR Financing Escrow Corp., 5.750%, 07/15/18(a)	4,510,000	4,617,113
UR Financing Escrow Corp., 7.375%, 05/15/20(a)	5,605,000	5,731,112
UR Financing Escrow Corp., 7.625%, 04/15/22(a)	11,110,000	11,415,525

		75,826,950

Computers (0.7%)
Seagate HDD Cayman, 6.875%, 05/01/20	1,610,000	1,712,637
Seagate HDD Cayman, 7.000%, 11/01/21(a)	1,845,000	1,983,375
Seagate HDD Cayman, 7.750%, 12/15/18	4,500,000	4,927,500
Seagate Technology International Co. Ltd., 10.000%, 05/01/14(a)	532,000	601,160
SunGard Data Systems, Inc., 7.375%, 11/15/18	1,375,000	1,460,938
SunGard Data Systems, Inc., 7.625%, 11/15/20	3,490,000	3,725,575

		14,411,185

Cosmetics/Personal Care (0.4%)
Revlon Consumer Products Corp., 9.750%, 11/15/15	7,065,000	7,594,875

Diversified Financial Services (4.8%)
Aircastle Ltd., 6.750%, 04/15/17(a)(d)	7,535,000	7,535,000
Aircastle Ltd., 7.625%, 04/15/20(a)(d)	5,445,000	5,445,000
Aircastle Ltd., 9.750%, 08/01/18(f)	3,200,000	3,568,000
CNG Holdings, Inc., 12.250%, 02/15/15(a)	3,570,000	3,864,525
Community Choice Financial, Inc., 10.750%, 05/01/19(a)	3,970,000	3,875,712

	Shares or Principal Amount($)	Value($)

Diversified Financial Services—continued
Ford Motor Credit Co. LLC, 3.875%, 01/15/15	15,300,000	15,449,359
Ford Motor Credit Co. LLC, 8.125%, 01/15/20	1,800,000	2,175,741
General Motors Financial Co., Inc., 6.750%, 06/01/18	5,290,000	5,650,043
Icahn Enterprises Finance Corp., 8.000%, 01/15/18	6,320,000	6,572,800
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.750%, 01/15/16	2,195,000	2,271,825
ILFC E-Capital Trust II, 6.250%, 12/21/65(a)(d)	2,490,000	1,823,925
International Lease Finance Corp., 4.875%, 04/01/15	13,865,000	13,723,632
International Lease Finance Corp., 6.250%, 05/15/19	6,365,000	6,282,758
International Lease Finance Corp., 8.625%, 09/15/15	2,230,000	2,453,000
International Lease Finance Corp., MTN, 5.650%, 06/01/14	1,320,000	1,343,100
Neuberger Berman Group LLC/Neuberger Berman Finance Corp., 5.625%, 03/15/20(a)	4,295,000	4,327,212
Neuberger Berman Group LLC/Neuberger Berman Finance Corp., 5.875%, 03/15/22(a)	8,085,000	8,165,850
SLM Corp., MTN, 7.250%, 01/25/22	3,695,000	3,860,625
SquareTwo Financial Corp., 11.625%, 04/01/17	5,570,000	5,514,300

		103,902,407

Electric (5.5%)
AES Corp. (The), 7.750%, 10/15/15	485,000	540,775
AES Corp. (The), 8.000%, 10/15/17	4,225,000	4,758,406
AES Corp. (The), 9.750%, 04/15/16	2,750,000	3,217,500

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)

Electric—continued
AES Ironwood LLC, 8.857%, 11/30/25	3,150,179	3,528,200
Calpine Corp., 7.500%, 02/15/21(a)	4,600,000	4,910,500
Calpine Corp., 7.875%, 01/15/23(a)	6,310,000	6,814,800
Edison Mission Energy, 7.000%, 05/15/17	2,740,000	1,726,200
Edison Mission Energy, 7.200%, 05/15/19	8,710,000	5,400,200
Edison Mission Energy, 7.500%, 06/15/13(f)	6,087,000	4,991,340
Edison Mission Energy, 7.750%, 06/15/16(f)	1,045,000	721,050
Energy Future Holdings Corp., 10.000%, 01/15/20	14,145,000	15,347,325
GenOn Energy, Inc., 9.500%, 10/15/18	490,000	450,800
GenOn Energy, Inc., 9.875%, 10/15/20(f)	10,449,000	9,508,590
Midwest Generation LLC, Series B, 8.560%, 01/02/16	6,483,587	6,175,617
NRG Energy, Inc., 7.625%, 01/15/18	2,135,000	2,140,338
NRG Energy, Inc., 7.625%, 05/15/19	12,240,000	11,811,600
NRG Energy, Inc., 7.875%, 05/15/21	9,800,000	9,408,000
NRG Energy, Inc., 8.250%, 09/01/20	2,000,000	1,970,000
NRG Energy, Inc., 8.500%, 06/15/19(f)	2,935,000	2,957,013
Texas Competitive Electric Holdings Co. LLC, 11.500%, 10/01/20(a)(f)	35,835,000	23,382,337

		119,760,591

Electronics (0.5%)
Jabil Circuit, Inc., 8.250%, 03/15/18	3,460,000	4,022,250
Rexel SA, 6.125%, 12/15/19(a)	6,090,000	6,166,125
Viasystems Group, Inc., 12.000%, 01/15/15(a)	1,410,000	1,515,750

		11,704,125

	Shares or Principal Amount($)	Value($)

Energy-Alternate Sources (0.2%)
First Wind Capital LLC, 10.250%, 06/01/18(a)	5,075,000	5,100,375

Engineering & Construction (0.3%)
Aguila 3 S.A., 7.875%, 01/31/18(a)	2,900,000	3,030,500
Dycom Investments, Inc., 7.125%, 01/15/21	2,570,000	2,621,400

		5,651,900

Entertainment (2.5%)
Cinemark USA, Inc., 7.375%, 06/15/21(f)	1,590,000	1,705,275
Cinemark USA, Inc., 8.625%, 06/15/19	610,000	677,100
Codere Finance Luxembourg SA, 9.250%, 02/15/19(a)	9,390,000	9,319,575
Diamond Resorts Corp., 12.000%, 08/15/18	15,335,000	16,408,450
FireKeepers Development Authority, 13.875%, 05/01/15(a)	11,185,000	12,443,312
Pinnacle Entertainment, Inc., 7.750%, 04/01/22	2,130,000	2,231,175
Pinnacle Entertainment, Inc., 8.750%, 05/15/20(f)	3,780,000	4,129,650
Regal Entertainment Group, 9.125%, 08/15/18(f)	4,295,000	4,703,025
Speedway Motorsports, Inc., 8.750%, 06/01/16	2,395,000	2,622,525

		54,240,087

Environmental Control (0.3%)
Covanta Holding Corp., 7.250%, 12/01/20	4,610,000	4,959,710
Darling International, Inc., 8.500%, 12/15/18	2,330,000	2,597,950

		7,557,660

Food (0.7%)
JBS USA Finance, Inc., 7.250%, 06/01/21(a)	7,715,000	7,464,262
Post Holdings, Inc., 7.375%, 02/15/22(a)	1,885,000	1,974,538
Stater Brothers Holdings, Inc., 7.750%, 04/15/15	4,790,000	4,891,788

		14,330,588

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)

Forest Products & Paper (0.2%)
Longview Fibre Paper & Packaging, Inc., 8.000%, 06/01/16(a)(f)	3,575,000	3,642,031

Gas (0.4%)
Sabine Pass LNG LP, 7.250%, 11/30/13	1,845,000	1,946,475
Sabine Pass LNG LP, 7.500%, 11/30/16	6,185,000	6,633,413

		8,579,888

Healthcare—Products (1.7%)
DJO Finance LLC / DJO Finance Corp., 8.750%, 03/15/18(a)	2,065,000	2,085,650
Kinetic Concepts Inc./KCI USA, Inc., 10.500%, 11/01/18(a)	20,045,000	20,821,744
Physio-Control International, Inc., 9.875%, 01/15/19(a)	3,250,000	3,412,500
Rotech Healthcare, Inc., 10.750%, 10/15/15	950,000	946,437
Universal Hospital Services, Inc., PIK, 8.500%, 06/01/15(d)	8,615,000	8,819,606

		36,085,937

Healthcare—Services (4.5%)
Apria Healthcare Group, Inc., 11.250%, 11/01/14	9,380,000	9,813,825
Community Health Systems, Inc., 8.000%, 11/15/19(a)(f)	15,420,000	15,921,150
Community Health Systems, Inc., 8.875%, 07/15/15(f)	5,085,000	5,269,331
Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19(a)(g)	3,115,000	3,208,450
Fresenius Medical Care US Finance II, Inc., 5.875%, 01/31/22(a)(g)	3,115,000	3,200,663
HCA, Inc., 5.875%, 03/15/22	10,190,000	10,202,737
HCA, Inc., 6.500%, 02/15/20	2,500,000	2,625,000
HCA, Inc., 7.500%, 02/15/22	29,260,000	31,161,900
Kindred Healthcare, Inc., 8.250%, 06/01/19	4,275,000	3,724,594

	Shares or Principal Amount($)	Value($)

Healthcare—Services—continued
Tenet Healthcare Corp., 6.250%, 11/01/18(a)	6,920,000	7,144,900
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.750%, 02/01/19	6,135,000	6,104,325

		98,376,875

Holding Companies-Divers (0.3%)
MMI International Ltd., 8.000%, 03/01/17(a)(f)	6,045,000	6,256,575

Home Builders (0.4%)
KB Home, 9.100%, 09/15/17	3,180,000	3,323,100
Standard Pacific Corp., 8.375%, 05/15/18	5,300,000	5,637,875

		8,960,975

Household Products/Wares (1.3%)
ACCO Brands Corp., 10.625%, 03/15/15	1,555,000	1,696,909
Jarden Corp., 7.500%, 01/15/20	4,450,000	4,828,250
Reynolds Group Holdings, 6.875%, 02/15/21(a)	1,825,000	1,888,875
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg I SA, 7.875%, 08/15/19(a)	17,845,000	19,183,375

		27,597,409

Insurance (3.7%)
American General Institutional Capital, Series B, 8.125%, 03/15/46(a)	2,750,000	2,791,250
American International Group, Inc., 8.175%, 05/15/68(d)	22,475,000	23,789,787
Assured Guaranty Municipal Holdings, Inc., 6.400%, 12/15/66(a)(d)	4,100,000	2,952,000
Assured Guaranty US Holdings, Inc., Series A, 6.400%, 12/15/66(d)	767,000	579,085
Fairfax Financial Holdings Ltd., 7.375%, 04/15/18	274,000	301,208

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)

Insurance—continued
Genworth Financial, Inc., 6.150%, 11/15/66(d)	13,990,000	9,443,250
Genworth Financial, Inc., 7.625%, 09/24/21	745,000	770,681
Hartford Financial Services Group, Inc., 8.125%, 06/15/68(d)(f)	5,177,000	5,526,448
ILFC E-Capital Trust I, 5.030%, 12/21/65(a)(d)	12,420,000	8,261,287
Liberty Mutual Group, Inc., 7.000%, 03/07/37(a)(d)	2,730,000	2,457,000
Liberty Mutual Group, Inc., 7.800%, 03/07/37(a)	2,900,000	2,827,500
Liberty Mutual Group, Inc., 10.750%, 06/15/58(a)(d)	2,740,000	3,664,750
MBIA, Inc., 5.700%, 12/01/34(g)	17,040,000	10,564,800
White Mountains Re Group Ltd., 7.506%, 06/30/17(a)(d)(h)	5,270,000	5,061,835

		78,990,881

Internet (0.4%)
Equinix, Inc., 7.000%, 07/15/21	3,130,000	3,435,175
Zayo Group LLC, 10.250%, 03/15/17	3,995,000	4,464,413

		7,899,588

Investment Companies (0.6%)
Offshore Group Investments Ltd., 11.500%, 08/01/15	12,375,000	13,612,500

Iron/Steel (0.9%)
AK Steel Corp., 8.375%, 04/01/22	6,200,000	6,014,000
APERAM, 7.375%, 04/01/16(a)	2,700,000	2,639,250
APERAM, 7.750%, 04/01/18(a)	2,550,000	2,460,750
JMC Steel Group, 8.250%, 03/15/18(a)	7,815,000	8,127,600

		19,241,600

Leisure Time (0.3%)
ClubCorp Club Operations, Inc., 10.000%, 12/01/18	7,085,000	7,403,825

	Shares or Principal Amount($)	Value($)

Lodging (2.5%)
Caesars Operating Escrow LLC/Caesars Escrow Corp., 8.500%, 02/15/20(a)	9,945,000	10,119,038
Chester Downs & Marina LLC, 9.250%, 02/01/20(a)	2,195,000	2,318,469
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19(a)	12,790,000	13,189,687
Harrahs Operating, Inc., 11.250%, 06/01/17	12,320,000	13,428,800
Marina District Finance Co., Inc., 9.875%, 08/15/18(f)	2,440,000	2,189,900
MGM Resorts International, 5.875%, 02/27/14	905,000	932,150
MGM Resorts International, 6.625%, 07/15/15(f)	2,220,000	2,281,050
MGM Resorts International, 7.625%, 01/15/17	7,280,000	7,516,600
Wynn Las Vegas LLC, 7.750%, 08/15/20	1,130,000	1,243,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.875%, 11/01/17	1,385,000	1,509,650

		54,728,344

Machinery-Construction & Mining (0.2%)
Terex Corp., 8.000%, 11/15/17(f)	220,000	227,700
Terex Corp., 10.875%, 06/01/16	4,364,000	4,964,050

		5,191,750

Machinery-Diversified (0.2%)
Manitowoc Co., Inc. (The), 8.500%, 11/01/20(f)	4,805,000	5,285,500

Media (5.6%)
Block Communications, Inc., 7.250%, 02/01/20(a)	3,260,000	3,321,125
Cablevision Systems Corp., 7.750%, 04/15/18	1,180,000	1,233,100

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)

Media—continued
Cablevision Systems Corp., 8.000%, 04/15/20(f)	4,490,000	4,748,175
CCO Holdings LLC, 7.250%, 10/30/17	5,000,000	5,362,500
CCO Holdings LLC/Cap Corp., 6.500%, 04/30/21	14,940,000	15,462,900
CCO Holdings LLC/Cap Corp., 7.375%, 06/01/20	5,465,000	5,929,525
CCO Holdings LLC/Cap Corp., 7.875%, 04/30/18	2,690,000	2,905,200
CCO Holdings LLC/Cap Corp., 8.125%, 04/30/20	2,190,000	2,430,900
CCO Holdings LLC/CCO Holdings Capital Corp., 7.000%, 01/15/19	4,985,000	5,284,100
Cequel Communications Holdings I LLC, 8.625%, 11/15/17(a)	6,440,000	6,914,950
Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20(a)	1,395,000	1,346,175
Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20(a)	19,630,000	19,237,400
Clear Channel Worldwide Holdings, Inc., Series B, 9.250%, 12/15/17	395,000	433,019
Clear Channel Worldwide Holdings, Inc., Series REGS, 9.250%, 12/15/17	5,700,000	6,220,125
Echostar DBS Corp., 7.125%, 02/01/16	3,800,000	4,203,750
Echostar DBS Corp., 7.750%, 05/31/15	3,430,000	3,897,337
Entravision Communications Corp., 8.750%, 08/01/17	5,860,000	6,204,275
Insight Communications, Inc., 9.375%, 07/15/18(a)	2,503,000	2,859,678
Mediacom LLC/Capital Corp., 9.125%, 08/15/19	1,145,000	1,243,756

	Shares or Principal Amount($)	Value($)

Media—continued
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875%, 04/15/17	1,975,000	2,118,188
Quebecor Media, Inc., 7.750%, 03/15/16	705,000	723,506
Sinclair Television Group, Inc., 9.250%, 11/01/17(a)	2,690,000	2,992,625
Sirius XM Radio, Inc., 7.625%, 11/01/18(a)	2,910,000	3,142,800
Sirius XM Radio, Inc., 9.750%, 09/01/15(a)	3,130,000	3,380,400
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 8.125%, 12/01/17(a)	1,900,000	2,052,000
Univision Communications, Inc., 7.875%, 11/01/20(a)	1,650,000	1,732,500
Videotron LTee, 5.000%, 07/15/22(a)	5,815,000	5,756,850

		121,136,859

Mining (0.9%)
Consolidated Minerals Ltd., 8.875%, 05/01/16(a)(f)	2,825,000	2,394,188
FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19(a)	8,870,000	9,313,500
Novelis, Inc., 8.375%, 12/15/17	785,000	851,725
Novelis, Inc., 8.750%, 12/15/20	2,900,000	3,175,500
Teck Cominco Ltd., 6.125%, 10/01/35	920,000	983,555
Vulcan Materials Co., 7.500%, 06/15/21	3,345,000	3,704,587

		20,423,055

Miscellaneous Manufacturer (0.6%)
Amsted Industries, Inc., 8.125%, 03/15/18(a)	3,935,000	4,210,450
Bombardier, Inc., 5.750%, 03/15/22(a)	2,145,000	2,086,013
Bombardier, Inc., 7.750%, 03/15/20(a)	1,180,000	1,315,700
Polymer Group, Inc., 7.750%, 02/01/19	5,260,000	5,536,150

		13,148,313

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)

Oil & Gas (5.8%)
Chesapeake Energy Corp., 6.125%, 02/15/21	2,385,000	2,361,150
Chesapeake Energy Corp., 6.500%, 08/15/17(f)	1,295,000	1,379,175
Chesapeake Energy Corp., 6.625%, 08/15/20	9,995,000	10,169,912
Chesapeake Energy Corp., 6.875%, 11/15/20(f)	1,530,000	1,579,725
Chesapeake Energy Corp., 7.250%, 12/15/18(f)	3,105,000	3,314,588
CITGO Petroleum Corp., 11.500%, 07/01/17(a)	2,910,000	3,259,200
Coffeyville Resources LLC, 10.875%, 04/01/17(a)	3,015,000	3,391,875
Comstock Resources, Inc., 7.750%, 04/01/19	4,780,000	4,445,400
Connacher Oil and Gas Ltd., 8.500%, 08/01/19(a)	5,420,000	5,420,000
Continental Resources, Inc., 5.000%, 09/15/22(a)	7,600,000	7,638,000
Hercules Offshore, Inc., 7.125%, 04/01/17(a)(b)	5,075,000	5,081,344
Linn Energy LLC/Finance Corp., 6.500%, 05/15/19(a)	4,450,000	4,361,000
Linn Energy LLC/Finance Corp., 8.625%, 04/15/20	4,865,000	5,242,037
Northern Tier Energy LLC /Northern Tier Finance Corp., 10.500%, 12/01/17(a)	3,165,000	3,449,850
Penn Virginia Corp., 10.375%, 06/15/16(f)	1,795,000	1,759,100
Plains Exploration & Production Co., 7.625%, 06/01/18	2,510,000	2,666,875
Plains Exploration & Production Co., 8.625%, 10/15/19	2,095,000	2,351,638
Range Resources Corp., 5.000%, 08/15/22	7,830,000	7,732,125

	Shares or Principal Amount($)	Value($)

Oil & Gas—continued
Range Resources Corp., 7.250%, 05/01/18	2,130,000	2,247,150
RDS Ultra-Deepwater Ltd., 11.875%, 03/15/17(a)	3,895,000	4,303,975
SandRidge Energy, Inc., 7.500%, 03/15/21	11,420,000	11,248,700
SandRidge Energy, Inc., 8.000%, 06/01/18(a)	3,685,000	3,758,700
SandRidge Energy, Inc., 8.750%, 01/15/20	6,825,000	7,063,875
United Refining Co., 10.500%, 02/28/18	8,670,000	8,951,775
Western Refining, Inc., 11.250%, 06/15/17(a)	3,795,000	4,326,300
WPX Energy, Inc., 6.000%, 01/15/22(a)	7,735,000	7,735,000

		125,238,469

Oil & Gas Services (1.5%)
American Petroleum Tankers LLC, 10.250%, 05/01/15	3,571,000	3,736,159
Cie Generale de Geophysique—Veritas, 6.500%, 06/01/21	8,000,000	8,160,000
Geokinetics Holdings, Inc., 9.750%, 12/15/14(e)	6,145,000	4,624,112
Hornbeck Offshore Services, Inc., 5.875%, 04/01/20(a)	3,830,000	3,839,575
Oil States International, Inc., 6.500%, 06/01/19	11,185,000	11,744,250

		32,104,096

Packaging & Containers (0.9%)
Ball Corp., 5.000%, 03/15/22	4,240,000	4,250,600
Graphic Packaging International, Inc., 9.500%, 06/15/17	2,175,000	2,414,250
Plastipak Holdings, Inc., 10.625%, 08/15/19(a)	2,010,000	2,291,400
Sealed Air Corp., 8.125%, 09/15/19(a)	5,095,000	5,623,606
Sealed Air Corp., 8.375%, 09/15/21(a)	5,060,000	5,686,175

		20,266,031

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)

Pharmaceuticals (1.3%)
ConvaTec Healthcare, 10.500%, 12/15/18(a)	7,950,000	8,168,625
Endo Pharmaceuticals Holdings, Inc., 7.000%, 07/15/19	3,195,000	3,410,662
Endo Pharmaceuticals Holdings, Inc., 7.000%, 12/15/20	2,610,000	2,792,700
Endo Pharmaceuticals Holdings, Inc., 7.250%, 01/15/22	4,460,000	4,772,200
Valeant Pharmaceuticals International, 6.500%, 07/15/16(a)	4,000,000	4,070,000
Valeant Pharmaceuticals International, 7.000%, 10/01/20(a)	3,900,000	3,880,500

		27,094,687

Pipelines (1.3%)
Atlas Pipeline Partners LP, 8.750%, 06/15/18	3,335,000	3,551,775
El Paso Corp., 6.500%, 09/15/20	6,885,000	7,580,295
El Paso Corp., 7.000%, 06/15/17	1,540,000	1,714,858
El Paso Corp., Series G,, 8.050%, 10/15/30, MTN	1,320,000	1,523,976
MarkWest Energy Partners LP, 6.750%, 11/01/20	7,600,000	8,208,000
Targa Resources Partners LP, 8.250%, 07/01/16	4,790,000	5,041,475

		27,620,379

Real Estate (0.3%)
Toys “R” Us Property Co. LLC, 10.750%, 07/15/17	5,415,000	5,929,425

Real Estate Investment Trusts (1.7%)
Host Hotels & Resorts LP, 6.000%, 11/01/20	1,745,000	1,849,700
Host Hotels & Resorts LP, 9.000%, 05/15/17(f)	1,115,000	1,233,469
MPT Operating Partnership LP/MPT Finance Corp., 6.375%, 02/15/22	8,110,000	8,231,650
MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 05/01/21	10,830,000	11,317,350

	Shares or Principal Amount($)	Value($)

Real Estate Investment Trusts—continued
Reckson Operating Partnership LP, 7.750%, 03/15/20	6,005,000	6,841,124
Rouse Co. LP (The), 6.750%, 11/09/15	7,120,000	7,484,900

		36,958,193

Retail (4.1%)
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.750%, 05/20/20	3,910,000	3,968,650
AmeriGas Finance LLC/AmeriGas Finance Corp., 7.000%, 05/20/22	7,170,000	7,313,400
AutoNation, Inc., 5.500%, 02/01/20	4,636,000	4,705,540
Ferrellgas LP/Ferrellgas Finance Corp., 6.500%, 05/01/21	2,775,000	2,504,438
Ferrellgas Partners LP, 9.125%, 10/01/17	2,095,000	2,189,275
JC Penney Corp., Inc., 6.375%, 10/15/36	4,135,000	3,633,631
Limited Brands, Inc., 5.625%, 02/15/22	7,220,000	7,283,175
Limited Brands, Inc., 6.625%, 04/01/21	2,900,000	3,142,875
Limited Brands, Inc., 7.000%, 05/01/20	2,520,000	2,809,800
Office Depot, Inc., 9.750%, 03/15/19(a)	5,410,000	5,579,062
Phillips-Van Heusen Corp., 7.375%, 05/15/20	2,005,000	2,210,513
QVC, Inc., 7.500%, 10/01/19(a)	1,600,000	1,756,000
Rite Aid Corp., 7.500%, 03/01/17	10,075,000	10,276,500
Sally Holdings LLC/Sally Capital, Inc., 6.875%, 11/15/19(a)(f)	5,925,000	6,310,125
Sears Holdings Corp., 6.625%, 10/15/18(f)	29,075,000	25,840,406

		89,523,390

Semiconductors (0.6%)
Advanced Micro Devices, Inc., 7.750%, 08/01/20	4,115,000	4,526,500

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)

Semiconductors—continued
Freescale Semiconductor, Inc., 9.250%, 04/15/18(a)	5,035,000	5,513,325
MEMC Electronic Materials, Inc., 7.750%, 04/01/19	3,025,000	2,404,875

		12,444,700

Shipbuilding (0.9%)
Huntington Ingalls Industries, Inc., 6.875%, 03/15/18	9,505,000	10,075,300
Huntington Ingalls Industries, Inc., 7.125%, 03/15/21	9,255,000	9,914,419

		19,989,719

Software (0.8%)
Fidelity National Information Services, Inc., 5.000%, 03/15/22(a)	18,605,000	18,325,925

Storage/Warehousing (0.2%)
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC, 8.875%, 03/15/18	3,919,000	3,683,860

Telecommunication Services (12.6%)
Avaya, Inc., 7.000%, 04/01/19(a)	6,395,000	6,410,987
CenturyLink, Inc., Series G, 6.875%, 01/15/28	673,000	628,888
Cricket Communications, Inc., 7.750%, 05/15/16	1,535,000	1,619,425
GeoEye, Inc., 8.625%, 10/01/16(f)	2,055,000	2,137,200
Hughes Satellite Systems Corp., 6.500%, 06/15/19	3,735,000	3,903,075
Hughes Satellite Systems Corp., 7.625%, 06/15/21	1,270,000	1,362,075
Inmarsat Finance PLC, 7.375%, 12/01/17(a)(f)	5,890,000	6,287,575
Integra Telecom, Inc., 10.750%, 04/15/16(a)	6,900,000	6,348,000
Intelsat Jackson Holdings SA, 7.250%, 04/01/19	4,000,000	4,205,000
Intelsat Jackson Holdings SA, 7.250%, 10/15/20	5,000,000	5,256,250

	Shares or Principal Amount($)	Value($)

Telecommunication Services—continued
Intelsat Jackson Holdings SA, 7.500%, 04/01/21	14,340,000	15,074,925
Intelsat Jackson Holdings SA, 8.500%, 11/01/19	850,000	932,875
Intelsat Jackson Holdings SA, 9.500%, 06/15/16	2,805,000	2,931,225
Level 3 Financing, Inc., 8.125%, 07/01/19(a)	6,010,000	6,205,325
Level 3 Financing, Inc., 8.625%, 07/15/20(a)	4,065,000	4,268,250
Level 3 Financing, Inc., 8.750%, 02/15/17	2,900,000	3,030,500
Level 3 Financing, Inc., 9.375%, 04/01/19	9,305,000	10,165,712
Level 3 Financing, Inc., 10.000%, 02/01/18(g)	9,210,000	10,084,950
Nextel Communications, Inc., Series D, 7.375%, 08/01/15	3,405,000	3,285,825
Nextel Communications, Inc., Series E, 6.875%, 10/31/13	6,855,000	6,855,000
NII Capital Corp., 7.625%, 04/01/21(g)	12,688,000	12,402,520
NII Capital Corp., 8.875%, 12/15/19	3,825,000	4,006,688
PAETEC Holding Corp., 8.875%, 06/30/17	7,510,000	8,148,350
Qwest Capital Funding, Inc., 7.750%, 02/15/31	5,220,000	5,063,776
Sable International Finance Ltd., 8.750%, 02/01/20(a)(f)	3,515,000	3,725,900
Satmex Escrow, 9.500%, 05/15/17(a)(b)(d)	1,465,000	1,494,300
Satmex Escrow SA de CV, 9.500%, 05/15/17	10,660,000	10,979,800
Sprint Capital Corp., 6.875%, 11/15/28	11,095,000	8,487,675
Sprint Capital Corp., 6.900%, 05/01/19	358,000	309,670
Sprint Capital Corp., 8.750%, 03/15/32	10,005,000	8,579,287
Sprint Nextel Corp., 6.000%, 12/01/16	11,430,000	10,201,275
Sprint Nextel Corp., 7.000%, 03/01/20(a)	4,480,000	4,547,200
Sprint Nextel Corp., 8.375%, 08/15/17	6,500,000	6,272,500

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)

Telecommunication Services—continued
Sprint Nextel Corp., 11.500%, 11/15/21(a)	145,000	155,875
UPC Holding BV, 9.875%, 04/15/18(a)	3,600,000	3,978,000
UPCB Finance V Ltd., 7.250%, 11/15/21(a)	2,100,000	2,220,750
US West Capital Funding, Inc., 6.875%, 07/15/28	5,940,000	5,677,535
US West Communications, 7.250%, 10/15/35	5,485,000	5,594,700
ViaSat, Inc., 6.875%, 06/15/20(a)	5,130,000	5,258,250
ViaSat, Inc., 8.875%, 09/15/16	4,985,000	5,408,725
West Corp., 7.875%, 01/15/19	395,000	420,675
West Corp., 8.625%, 10/01/18	2,690,000	2,952,275
Wind Acquisition Finance Holdings, PIK, 12.250%, 07/15/17(a)(f)	12,622,454	10,828,278
Wind Acquisition Finance SA, 7.250%, 02/15/18(a)	27,230,000	25,664,275
Windstream Corp., 7.500%, 06/01/22(b)(d)	4,400,000	4,400,000
Windstream Corp., 7.500%, 04/01/23	10,090,000	10,392,700
Windstream Corp., 7.750%, 10/15/20	3,995,000	4,274,650

		272,438,691

Textiles (0.2%)
Mohawk Industries, Inc., 6.375%, 01/15/16	3,605,000	3,983,525

Transportation (1.1%)
CHC Helicopter SA, 9.250%, 10/15/20(a)(g)	19,125,000	18,981,562
Martin Midstream Partners LP, 8.875%, 04/01/18	2,260,000	2,327,800
RailAmerica, Inc., 9.250%, 07/01/17	301,000	317,179
United Maritime Group LLC/Finance Corp., 11.750%, 06/15/15	1,445,000	1,500,994

		23,127,535

Total Corporate Bonds (Cost $1,915,907,748)		1,970,824,550

	Shares or Principal Amount($)	Value($)

Preferred Stock (0.1%)
Diversified Financial Services (0.1%)
Citigroup Capital XII, 8.500%, 03/30/40	56,130	1,436,928

Total Preferred Stock (Cost $1,403,250)		1,436,928

Convertible Preferred Stock (0.5%)
Auto Manufacturers (0.5%)
General Motors Co., Series B, 4.750%, 12/01/13(f)	258,460	10,816,551

Total Convertible Preferred Stock (Cost $10,997,347)		10,816,551

Short-Term Investment (8.0%)
RidgeWorth Funds Securities Lending Joint Account(i)	172,937,187	172,937,187

Total Short-Term Investment (Cost $172,937,187)		172,937,187

Money Market Fund (7.2%)
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(j)	155,093,147	155,093,147

Total Money Market Fund (Cost $155,093,147)		155,093,147

Total Investments (Cost $2,277,070,299) — 107.8%		2,331,917,446
Liabilities in excess of other assets — (7.8)%		(167,849,145)

Net Assets — 100.0%		$2,164,068,301

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 35.3% of net assets as of March 31, 2012.

(b)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(c)	The security does not have a stated settlement date and will receive a rate upon settling with the custodian.

(d)	Variable or floating rate security. Rate disclosed is as of March 31, 2012.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Seix High Yield Fund — concluded

(e)	The Fund’s adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

(f)	The security or a partial position of the security was on loan as of March 31, 2012. The total value of securities on loan as of March 31, 2012 was $169,160,613.

(g)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.
(h)	Perpetual maturity.

(i)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2012 (See Note 2).

(j)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

Investment Abbreviations

MTN	—	Medium Term Note
PIK	—	Payment in-kind

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Short-Term Bond Fund

	Shares or Principal Amount($)	Value($)

Asset-Backed Securities (9.8%)
Automobiles (4.5%)
Ford Credit Auto Owner Trust, Series 2009-D, Cl A3, 2.170%, 10/15/13	325,125	326,362
Ford Credit Auto Owner Trust, Series 2012-A, Cl A3, 0.840%, 08/15/16	1,500,000	1,503,293
Harley-Davidson Motorcycle Trust, Series 2011-2, Cl A3, 1.110%, 09/15/16	2,855,000	2,856,442
Honda Auto Receivables Owner Trust, Series 2009-3, Cl A3, 2.310%, 05/15/13	435,955	437,037
Honda Auto Receivables Owner Trust, Series 2010-2, Cl A3, 1.340%, 03/18/14	1,278,030	1,283,509
Hyundai Auto Receivables Trust, Series 2011-B, Cl A3, 1.040%, 09/15/15	1,300,000	1,307,381
Hyundai Auto Receivables Trust, Series 2011-B, Cl A4, 1.650%, 02/15/17	1,140,000	1,160,043
Mercedes-Benz Auto Lease Trust, Series 2011-B, Cl A3, 1.070%, 08/15/14(a)	1,985,000	1,997,362
Volkswagen Auto Loan Enhanced Trust, Series 2012-1, Cl A3, 0.850%, 08/22/16	1,295,000	1,297,329
World Omni Auto Receivables Trust, Series 2011-A, Cl A3, 1.110%, 05/15/15	1,875,000	1,883,657

		14,052,415

Credit Card (4.4%)
American Express Credit Account Master Trust, Series 2007-7, Cl A, 0.282%, 02/17/15	3,560,000	3,560,214
Chase Issuance Trust, Series 2005-A2, Cl A2, 0.312%, 12/15/14(b)	5,825,000	5,825,194
Discover Card Master Trust, Series 2008-A4, Cl A4, 5.650%, 12/15/15	4,340,000	4,609,112

		13,994,520

	Shares or Principal Amount($)	Value($)

Other (0.9%)
GE Equipment Transportation LLC, Series 2011-1, Cl A3, 1.000%, 10/20/14	1,385,000	1,387,718
John Deere Owner Trust, Series 2011-A, Cl A3, 1.290%, 01/15/16	1,555,000	1,567,155

		2,954,873

Total Asset-Backed Securities (Cost $30,886,405)		31,001,808

Collateralized Mortgage Obligations (18.2%)
Agency Collateralized Mortgage Obligations (2.6%)
Federal National Mortgage Association, Series 2009-37, Cl HA, 4.000%, 04/25/19	1,903,434	2,012,001
Federal National Mortgage Association, Series 2011-38, Cl AH, 2.750%, 05/25/20	4,929,421	5,120,969
NCUA Guaranteed Notes, Series 2010-C1, Cl A1, 1.600%, 10/29/20	1,151,405	1,163,858

		8,296,828

Commercial Mortgage Backed Securities (12.7%)
Banc of America Commercial Mortgage, Inc., Series 2004-1, Cl A4, 4.760%, 11/10/39	1,495,000	1,571,444
Banc of America Commercial Mortgage, Inc., Series 2004-3, Cl A5, 5.736%, 06/10/39(b)	3,942,829	4,238,608
Banc of America Commercial Mortgage, Inc., Series 2005-2, Cl AM, 4.913%, 07/10/43(b)	2,105,000	2,261,275
Citigroup Commercial Mortgage Trust, Series 2004-C1, Cl A3, 5.251%, 04/15/40(b)	2,241,292	2,296,067
Commercial Mortgage Asset Trust, Series 1999-C1, Cl A4, 6.975%, 01/17/32(b)	4,325,241	4,488,160
Commercial Mortgage Pass-Through Certificates, Series 2001-J2A, Cl A2, 6.096%, 07/16/34(a)	44,474	44,595

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Short-Term Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Commercial Mortgage Backed Securities—continued
CS First Boston Mortgage Securities Corp., Series 2004-C5, Cl A3, 4.499%, 11/15/37	2,344,139	2,343,340
CS First Boston Mortgage Securities Corp., Series 2005-C5, Cl AM, 5.100%, 08/15/38(b)	2,095,000	2,244,340
GE Capital Commercial Mortgage Corp., Series 2004-C2, Cl A3, 4.641%, 03/10/40	816,565	835,471
GMAC Commercial Mortgage Securities, Inc., Series 2003-C2, Cl A2, 5.454%, 05/10/40(b)	5,555,000	5,844,549
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Cl A2, 4.305%, 08/10/42	795,185	794,928
JPMorgan Chase Commercial Mortgage Securities, Series 2005-LDP1, Cl A2, 4.625%, 03/15/46	1,218,626	1,234,152
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Cl A4, 5.281%, 06/15/29(b)	4,575,000	4,931,045
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Cl A3, 4.467%, 10/12/41(b)	227,657	229,351
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Cl AM, 5.107%, 07/12/38(b)	1,585,000	1,676,695
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Cl A2, 4.380%, 10/15/41	810,782	810,458
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Cl A4, 5.271%, 12/15/44(b)	3,800,000	4,235,263

		40,079,741

Whole Loan Collateral Mortgage Obligations (2.9%)
CS First Boston Mortgage Securities Corp., Series 2004-1, Cl 4A1, 5.000%, 02/25/19	1,924,331	1,961,365

	Shares or Principal Amount($)	Value($)

Whole Loan Collateral Mortgage Obligations—continued
FDIC Structured Sale Guaranteed Notes, Series 2010-L2A, Cl A, 3.000%, 09/30/19(a)	1,828,093	1,838,998
First Horizon Mortgage Pass-Through Trust, Series 2004-AR4, Cl 2A1, 2.723%, 08/25/34(b)	1,203,401	1,129,043
MASTR Alternative Loans Trust, Series 2004-5, Cl 4A1, 5.500%, 07/25/19	1,939,641	2,058,656
Provident Funding Mortgage Loan Trust, Series 2004-1, Cl 1A1, 2.628%, 04/25/34(b)	733,369	714,316
Residential Funding Mortgage Securities I, Series 2004-S3, Cl A1, 4.750%, 03/25/19	867,837	889,492
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-S12, Cl 2A, 4.750%, 11/25/18	553,590	572,146

		9,164,016

Total Collateralized Mortgage Obligations (Cost $56,332,121)		57,540,585

Corporate Bonds (40.6%)
Auto Manufacturers (1.5%)
Daimler Finance North America LLC, 1.950%, 03/28/14(a)	1,810,000	1,831,964
Kia Motors Corp., 3.625%, 06/14/16(a)	500,000	509,800
Volkswagen International Finance, 1.227%, 03/21/14(a)(b)	1,200,000	1,199,550
Volkswagen International Finance, 2.375%, 03/22/17(a)	1,090,000	1,093,709

		4,635,023

Banks (12.2%)
Bank of Montreal, 1.750%, 04/29/14	1,680,000	1,709,627
Bank of Nova Scotia, 1.000%, 02/10/14	1,705,000	1,705,087
Bank of Nova Scotia, 1.850%, 01/12/15	1,875,000	1,916,591

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Short-Term Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Banks—continued
BB&T Corp., 5.700%, 04/30/14	2,365,000	2,590,436
Branch Banking & Trust Co., 0.794%, 09/13/16(b)	1,630,000	1,534,498
Capital One Financial Corp., 7.375%, 05/23/14	1,500,000	1,660,458
Commonwealth Bank of Australia, 1.950%, 03/16/15	2,950,000	2,969,762
Commonwealth Bank of Australia, 3.500%, 03/19/15(a)	1,035,000	1,077,673
JPMorgan Chase & Co., 3.150%, 07/05/16	1,875,000	1,932,870
JPMorgan Chase & Co., 5.750%, 01/02/13	3,145,000	3,257,610
PNC Funding Corp., 5.400%, 06/10/14	990,000	1,079,142
Royal Bank of Canada, MTN, 2.300%, 07/20/16	4,250,000	4,361,890
Toronto-Dominion Bank (The), 1.375%, 07/14/14	1,360,000	1,383,868
US Bancorp, 4.200%, 05/15/14	2,115,000	2,263,200
Wachovia Bank NA, 4.875%, 02/01/15	2,245,000	2,419,692
Westpac Banking Corp., 2.250%, 11/19/12	1,455,000	1,470,544
Westpac Banking Corp., 4.200%, 02/27/15	4,790,000	5,144,532

		38,477,480

Beverages (1.8%)
Anheuser-Busch InBev Worldwide, Inc., 3.625%, 04/15/15	1,870,000	2,007,105
Bottling Group LLC, 6.950%, 03/15/14	825,000	924,922
Dr. Pepper Snapple Group, Inc., 2.350%, 12/21/12	1,300,000	1,314,946
PepsiCo, Inc., 0.750%, 03/05/15	1,390,000	1,384,562

		5,631,535

Computers (0.7%)
IBM Corp., 2.000%, 01/05/16	2,150,000	2,207,164

Diversified Financial Services (9.0%)
American Express Credit Corp., Series C, 5.875%, 05/02/13	2,010,000	2,113,690
BlackRock, Inc., 0.792%, 05/24/13(b)	1,280,000	1,284,422

	Shares or Principal Amount($)	Value($)

Diversified Financial Services—continued
BlackRock, Inc., 2.250%, 12/10/12	2,685,000	2,716,049
Caterpillar Financial Services Corp., 4.625%, 06/01/15	2,390,000	2,642,446
Citigroup, Inc., 5.500%, 04/11/13	3,110,000	3,227,399
General Electric Capital Corp., 4.875%, 03/04/15	3,855,000	4,235,801
General Electric Capital Corp., Series A, 3.750%, 11/14/14	2,520,000	2,680,116
Goldman Sachs Group, Inc. (The), 3.700%, 08/01/15	1,735,000	1,765,614
Goldman Sachs Group, Inc. (The), 5.150%, 01/15/14	1,730,000	1,818,638
Merrill Lynch & Co., Inc., Series C,, 5.000%, 02/03/14	1,455,000	1,506,977
Morgan Stanley, 4.200%, 11/20/14	1,430,000	1,441,344
TD AMERITRADE Holding Corp., 4.150%, 12/01/14	995,000	1,062,963
Woodside Finance Ltd., 4.500%, 11/10/14(a)	1,800,000	1,910,695

		28,406,154

Electric (1.0%)
Dominion Resources, Inc., Series B, 6.250%, 06/30/12	1,385,000	1,403,560
Duke Energy Corp., 6.300%, 02/01/14	1,765,000	1,934,467

		3,338,027

Electronics (0.3%)
Thermo Fisher Scientific, Inc., 2.150%, 12/28/12	300,000	302,517
Thermo Fisher Scientific, Inc., 3.200%, 03/01/16	705,000	751,099

		1,053,616

Food (0.9%)
General Mills, Inc., 5.200%, 03/17/15	1,450,000	1,613,463
Kraft Foods, Inc., 1.457%, 07/10/13(b)	1,325,000	1,333,447

		2,946,910

Gas (0.4%)
Sempra Energy, 6.000%, 02/01/13	1,290,000	1,346,283

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Short-Term Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Healthcare—Services (0.1%)
UnitedHealth Group, Inc., 1.875%, 11/15/16	340,000	343,201

Insurance (3.0%)
Berkshire Hathaway Finance Corp., 5.000%, 08/15/13	1,635,000	1,731,683
Metropolitan Life Global Funding I, 2.000%, 01/09/15(a)	2,710,000	2,738,726
New York Life Global Funding, 3.000%, 05/04/15(a)	1,530,000	1,610,443
Pricoa Global Funding I, 5.450%, 06/11/14(a)	3,040,000	3,281,634

		9,362,486

Media (1.7%)
Comcast Corp., 5.300%, 01/15/14	1,915,000	2,060,004
DIRECTV Holdings LLC, 7.625%, 05/15/16	1,405,000	1,471,737
Time Warner Cable, Inc., 5.400%, 07/02/12	1,870,000	1,891,354

		5,423,095

Mining (0.6%)
BHP Billiton Finance USA Ltd., 1.000%, 02/24/15	610,000	609,375
Rio Tinto Alcan, Inc., 4.875%, 09/15/12	1,230,000	1,253,983

		1,863,358

Miscellaneous Manufacturer (0.3%)
Ingersoll-Rand Global Holding Co. Ltd., 6.000%, 08/15/13	985,000	1,051,842

Oil & Gas (0.4%)
Petrohawk Energy Corp., 7.250%, 08/15/18	1,195,000	1,366,781

Pharmaceuticals (0.6%)
McKesson Corp., 5.250%, 03/01/13	850,000	885,656
McKesson Corp., 6.500%, 02/15/14	850,000	934,803

		1,820,459

Pipelines (2.3%)
Enterprise Products Operating LLC, Series G, 5.600%, 10/15/14	710,000	784,107

	Shares or Principal Amount($)	Value($)

Pipelines—continued
Enterprise Products Operating LLC, Series M, 5.650%, 04/01/13	1,250,000	1,305,479
Gulf South Pipeline Co. LP, 5.750%, 08/15/12(a)	1,300,000	1,317,758
Kinder Morgan Energy Partners LP, 5.850%, 09/15/12	1,490,000	1,520,825
Plains All American Pipeline LP, 4.250%, 09/01/12	1,945,000	1,968,616
Williams Partners LP, 3.800%, 02/15/15	260,000	276,277

		7,173,062

Retail (0.7%)
Nordstrom, Inc., 6.750%, 06/01/14	490,000	551,939
Wal-Mart Stores, Inc., 1.500%, 10/25/15	1,690,000	1,724,473

		2,276,412

Semiconductors (0.4%)
Texas Instruments, Inc., 1.375%, 05/15/14	1,170,000	1,188,322

Telecommunication Services (2.1%)
AT&T, Inc., 2.500%, 08/15/15	2,895,000	3,013,238
Verizon Communications, Inc., 1.083%, 03/28/14(b)	3,005,000	3,029,923
Verizon Communications, Inc., 2.000%, 11/01/16	670,000	680,526

		6,723,687

Toys/Games/Hobbies (0.6%)
Mattel, Inc., 5.625%, 03/15/13	1,765,000	1,846,109

Total Corporate Bonds (Cost $126,387,303)		128,481,006

Municipal Bond (1.6%)
New Jersey (1.6%)
New Jersey Economic Development Authority, RB, BAB, 1.474%, 06/15/13(b)	4,930,000	4,949,178

Total Municipal Bond (Cost $4,930,000)		4,949,178

U.S. Government Agencies (14.1%)
Federal Agricultural Mortgage Corp. (1.4%)
2.000%, 07/27/16	4,305,000	4,498,114

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Short-Term Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Federal Farm Credit Bank (0.1%)
0.470%, 12/19/13	175,000	174,628

Federal Home Loan Bank (0.1%)
0.250%, 01/03/13	225,000	225,001

Federal Home Loan Mortgage Corp. (11.5%)
0.700%, 11/04/13	2,940,000	2,940,835
0.375%, 11/27/13	21,925,000	21,929,451
0.400%, 02/27/14	4,215,000	4,214,696
0.750%, 11/25/14	70,000	70,360
0.850%, 02/24/16	7,340,000	7,324,799
2.000%, 08/25/16	80,000	83,167

		36,563,308

Federal National Mortgage Association (1.0%)
2.750%, 03/13/14	70,000	73,338
0.650%, 08/28/14	2,810,000	2,811,470
0.625%, 10/30/14	70,000	70,280
1.050%, 09/14/15	250,000	250,488

		3,205,576

Total U.S. Government Agencies (Cost $44,455,843)		44,666,627

U.S. Government Agency Mortgages (13.5%)
Federal Home Loan Mortgage Corporation (1.4%)
Pool #847276, 2.531%, 04/01/34(b)	536,233	568,487
Pool #1B7142, 2.599%, 09/01/36(b)	1,036,220	1,111,774
Pool #1G1676, 5.452%, 04/01/37(b)	2,558,414	2,760,173

		4,440,434

Federal National Mortgage Association (12.1%)
Pool #555162, 4.826%, 01/01/13	1,184,128	1,198,987
Pool #555290, 4.927%, 02/01/13	1,405,628	1,414,314
Pool #873294, 5.100%, 02/01/13	4,665,931	4,775,618
Pool #735065, 4.469%, 08/01/13	1,991,031	2,020,716
Pool #360500, 6.255%, 09/01/13	4,190,000	4,430,240
Pool #555910, 4.919%, 10/01/13	2,497,859	2,577,685
Pool #958368, 4.710%, 03/01/14	5,271,290	5,550,558
Pool #725877, 5.250%, 09/01/14	297,299	317,302
Pool #466534, 2.040%, 11/01/15	3,605,000	3,717,937

	Shares or Principal Amount($)	Value($)

Federal National Mortgage Association—continued
Pool #466598, 2.180%, 11/01/15	2,055,000	2,125,404
Pool #462085, 5.315%, 11/01/15	1,689,443	1,891,484
Pool #745889, 5.970%, 08/01/16	4,763,747	5,423,732
Pool #555844, 2.319%, 10/01/33(b)	336,548	355,320
Pool #822302, 2.784%, 05/01/35(b)	2,280,104	2,437,766

		38,237,063

Total U.S. Government Agency Mortgages (Cost $41,427,373)		42,677,497

U.S. Treasury Obligations (1.0%)
U.S. Treasury Notes (1.0%)
0.500%, 08/15/14	1,130,000	1,132,031
0.250%, 09/15/14	200,000	199,062
0.875%, 12/31/16	620,000	616,755
0.875%, 02/28/17	1,170,000	1,161,774

		3,109,622

Total U.S. Treasury Obligations (Cost $3,125,621)		3,109,622

Money Market Fund (0.3%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.00%(c)	1,011,892	1,011,892

Total Money Market Fund (Cost $1,011,892)		1,011,892

Total Investments (Cost $308,556,558) — 99.1%		313,438,215
Other assets in excess of liabilities — 0.9%		2,902,953

Net Assets — 100.0%		$316,341,168

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 6.5% of net assets as of March 31, 2012.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2012.

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Short-Term Bond Fund — concluded

Investment Abbreviations

BAB	—	Build America Bonds
MTN	—	Medium Term Note
RB	—	Revenue Bond

Open Futures Contracts

At March 31, 2012 , the Fund’s open futures contracts were as follows:

Description	Position	Notional Amount	Expiration Date	Number of Contracts	Unrealized Appreciation
U.S. Treasury 5 Year Note	Short	$(13,206,604)	June 2012	107	$94,925

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Short-Term Municipal Bond Fund†

	Shares or Principal Amount($)	Value($)

Municipal Bonds (95.7%)
Maryland (95.7%)
Baltimore, GO, 5.000%, 10/15/19	545,000	664,808
Baltimore, GO, 5.000%, 10/15/29	500,000	565,960
Baltimore Sewer Improvement, Wastewater Projects, Series C, RB, 5.625%, 07/01/39	215,000	244,472
Charles County, GO, 4.000%, 04/01/17	500,000	570,915
Frederick County, GO, 5.000%, 12/01/15	500,000	580,375
Frederick County, GO, 5.000%, 12/01/18	500,000	612,475
Maryland State, GO, 5.000%, 08/01/17, Pre-refunded 08/01/2015 @ 100	3,000,000	3,440,370
Maryland State, GO, 5.250%, 03/01/17	590,000	710,201
Maryland State, Series C, GO, 5.000%, 03/01/21	500,000	600,480
Maryland State Transportation Authority, Transportation Facilities Project, RB, 5.000%, 07/01/23	500,000	574,510

	Shares or Principal Amount($)	Value($)

Maryland—continued
St. Mary’s County, Construction Public Improvement, GO, 4.000%, 07/15/18	375,000	434,351

Total Municipal Bonds (Cost $8,553,659)		8,998,917

Money Market Fund (7.8%)
Federated Tax-Free Obligations Fund, Institutional Shares, 0.04%(a)	734,657	734,657

Total Money Market Fund (Cost $734,657)		734,657

Total Investments (Cost $9,288,316) — 103.5%		9,733,574
Liabilities in excess of other assets — (3.5)%		(332,355)

Net Assets — 100.0%		$9,401,219

†	Formerly Maryland Municipal Bond Fund.

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

Investment Abbreviations

GO	—	General Obligation
RB	—	Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Short-Term U.S. Treasury Securities Fund

	Shares or Principal Amount($)	Value($)

U.S. Treasury Obligations (94.6%)
U.S. Treasury Notes (94.6%)
1.750%, 08/15/12	1,410,000	1,418,372
4.125%, 08/31/12	1,440,000	1,463,456
1.375%, 01/15/13	2,480,000	2,502,670
3.125%, 04/30/13	1,580,000	1,629,005
1.125%, 06/15/13	3,525,000	3,561,491
2.000%, 11/30/13	1,745,000	1,793,464
0.375%, 11/15/14	1,000,000	997,500
2.375%, 02/28/15	720,000	758,250
2.500%, 04/30/15	2,680,000	2,838,286
1.750%, 07/31/15	1,795,000	1,861,331

Total U.S. Treasury Obligations (Cost $18,626,859)		18,823,825

	Shares or Principal Amount($)	Value($)

Money Market Fund (4.3%)
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(a)	854,392	854,392

Total Money Market Fund (Cost $854,392)		854,392

Total Investments (Cost $19,481,251) — 98.9%		19,678,217
Other assets in excess of liabilities — 1.1%		208,933

Net Assets — 100.0%		$19,887,150

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Total Return Bond Fund

	Shares or Principal Amount($)	Value($)

Asset-Backed Securities (2.0%)
Credit Card (0.3%)
Cabela’s Master Credit Card Trust, Series 2012-1A, Cl A1, 1.630%, 02/18/20(a)	3,015,000	2,995,939

Home Equity (0.9%)
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Cl M1, 0.672%, 07/25/35(b)	4,630,812	4,052,785
HSBC Home Equity Loan Trust, Series 2005-1, Cl M, 0.772%, 01/20/34(b)	1,976,152	1,782,260
HSBC Home Equity Loan Trust, Series 2006-2, Cl A1, 0.392%, 03/20/36(b)	3,706,789	3,425,221

		9,260,266

Manufactured Housing (0.4%)
Newcastle Investment Trust, Series 2010-MH1, Cl M1, 6.000%, 07/10/35(a)	4,160,000	4,293,928

Other (0.4%)
Dominos Pizza Master Issuer LLC, Series 2012-1A, Cl A2, 5.216%, 01/25/42(a)	4,714,000	4,827,857

Total Asset-Backed Securities (Cost $21,226,951)		21,377,990

Collateralized Mortgage Obligations (12.7%)
Agency Collateralized Mortgage Obligations (7.4%)
Federal Home Loan Mortgage Corporation, Series 3768, Cl CB, 3.500%, 12/15/25	2,022,874	2,118,123
Federal Home Loan Mortgage Corporation, Series 3774, Cl EW, 3.500%, 12/15/25	2,243,855	2,354,237
Federal Home Loan Mortgage Corporation, Series 3800, Cl BE, 3.500%, 02/15/26	2,699,707	2,829,505

	Shares or Principal Amount($)	Value($)

Agency Collateralized Mortgage Obligations—continued
Federal Home Loan Mortgage Corporation, Series 3800, Cl CB, 3.500%, 02/15/26	2,382,000	2,506,829
Federal Home Loan Mortgage Corporation, Series 3806, Cl L, 3.500%, 02/15/26	6,609,442	6,916,310
Federal Home Loan Mortgage Corporation, Series 3829, Cl BE, 3.500%, 03/15/26	3,173,000	3,328,229
Federal Home Loan Mortgage Corporation, Series 3877, Cl LM, 3.500%, 06/15/26	1,367,000	1,429,639
Federal Home Loan Mortgage Corporation, Series 3942, Cl KB, 3.000%, 10/15/26	4,411,556	4,416,834
Federal Home Loan Mortgage Corporation, Series 3978, Cl B, 3.000%, 12/15/26	4,636,000	4,614,041
Federal National Mortgage Association, Series 2010-144, Cl YB, 3.000%, 12/25/25	6,365,471	6,506,230
Federal National Mortgage Association, Series 2011-124, Cl BC, 3.500%, 12/25/21	2,183,370	2,327,750
Federal National Mortgage Association, Series 2011-36, Cl DB, 3.000%, 05/25/26	5,892,120	6,014,934
Federal National Mortgage Association, Series 2011-44, Cl EB, 3.000%, 05/25/26	4,869,000	4,961,066
Federal National Mortgage Association, Series 2011-45, Cl ZA, 4.000%, 05/25/31	3,983,171	4,202,100
Federal National Mortgage Association, Series 2011-46, Cl B, 3.000%, 05/25/26	897,000	915,502

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Agency Collateralized Mortgage Obligations—continued
Federal National Mortgage Association, Series 2011-98, Cl VE, 3.500%, 06/25/26	6,350,000	6,505,102
Federal National Mortgage Association, Series 2012-17, Cl BC, 3.500%, 03/25/27	4,492,240	4,691,847
Government National Mortgage Association, Series 2011-158, Cl EB, 4.000%, 12/20/26	2,179,701	2,359,561
Government National Mortgage Association, Series 2011-162, Cl AL, 3.000%, 12/16/26	1,677,682	1,633,371
Government National Mortgage Association, Series 2011-17, Cl B, 4.000%, 02/16/26	900,232	977,448
Government National Mortgage Association, Series 2012-13, Cl VK, 3.500%, 01/20/25	6,348,694	6,782,360

		78,391,018

Agency Collateralized Planned Amortization Class Mortgage Obligations (1.1%)
Federal Home Loan Mortgage Corporation, Series 3745, Cl VE, 4.000%, 09/15/29	1,630,994	1,718,638
Federal Home Loan Mortgage Corporation, Series 3762, Cl BV, 4.000%, 10/15/29	1,513,000	1,590,107
Federal Home Loan Mortgage Corporation, Series 3763, Cl VQ, 4.000%, 07/15/27	929,000	993,481
Federal Home Loan Mortgage Corporation, Series 3769, Cl PN, 3.500%, 12/15/25	1,335,000	1,407,487
Federal Home Loan Mortgage Corporation, Series 3959, Cl PB, 3.000%, 11/15/26	4,683,638	4,659,866

	Shares or Principal Amount($)	Value($)

Agency Collateralized Planned Amortization Class Mortgage Obligations—continued
Federal Home Loan Mortgage Corporation, Series 3972, Cl PB, 3.500%, 12/15/31	554,129	557,457
Federal National Mortgage Association, Series 2011-8, Cl PV, 4.000%, 01/25/30	726,000	761,757
Federal National Mortgage Association, Series 2011-89, Cl BT, 3.500%, 09/25/26	500,000	512,486

		12,201,279

Commercial Mortgage Backed Securities (4.2%)
Americold LLC Trust, Series 2010-ARTA, Cl A2FX, 4.954%, 01/14/29(a)	3,162,000	3,511,088
Banc of America Commercial Mortgage, Inc., Series 2005-3, Cl A3B, 5.090%, 07/10/43(b)	3,902,000	4,121,534
Banc of America Commercial Mortgage, Inc., Series 2005-6, Cl AM, 5.366%, 09/10/47(b)	3,321,000	3,575,096
Commercial Mortgage Pass Through Certificates, Series 2012-9W57, Cl A, 2.365%, 02/10/29(a)	8,169,000	8,225,758
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Cl A4B, 4.996%, 08/15/42(b)	1,700,000	1,826,944
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Cl AM, 4.794%, 07/15/40	2,100,000	2,225,643
LB-UBS Commercial Mortgage Trust, Series 2006-C1, Cl AM, 5.217%, 02/15/31(b)	3,280,000	3,504,054

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Commercial Mortgage Backed Securities—continued
Merrill Lynch Mortgage Trust, Series 2005-LC1, Cl AM, 5.446%, 01/12/44(b)	271,000	292,973
Morgan Stanley Reremic Trust, Series 2010-HQ4B, Cl A7A, 4.970%, 04/16/40(a)	2,700,000	2,866,906
RBSCF Trust, Series 2010-RR3, Cl MS4A, 4.970%, 04/16/40(a)(b)	5,860,000	6,222,277
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Cl AMFX, 5.179%, 07/15/42(b)	4,590,000	4,934,011
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Cl AM, 5.378%, 10/15/44(b)	3,142,000	3,428,406

		44,734,690

Total Collateralized Mortgage Obligations (Cost $126,975,557)		135,326,987

Corporate Bonds (26.1%)
Aerospace/Defense (0.8%)
Boeing Co. (The), 5.125%, 02/15/13	1,802,000	1,874,768
Raytheon Co., 1.400%, 12/15/14	2,593,000	2,635,956
United Technologies Corp., 6.125%, 02/01/19	3,452,000	4,240,326

		8,751,050

Auto Manufacturers (0.4%)
Daimler Finance N.A. LLC, 3.875%, 09/15/21(a)	1,932,000	1,976,067
Volkswagen International Finance, 2.375%, 03/22/17(a)	2,102,000	2,109,153

		4,085,220

Banks (1.2%)
HSBC Bank PLC, 3.100%, 05/24/16(a)	1,206,000	1,228,446

	Shares or Principal Amount($)	Value($)

Banks—continued
HSBC Bank PLC, 3.500%, 06/28/15(a)	2,196,000	2,293,254
JPMorgan Chase & Co., 4.400%, 07/22/20	2,874,000	2,981,525
JPMorgan Chase & Co., 6.300%, 04/23/19	1,304,000	1,506,790
Northern Trust Corp., 5.200%, 11/09/12	1,783,000	1,832,403
Wells Fargo & Co., MTN, 1.250%, 02/13/15	3,389,000	3,375,170

		13,217,588

Beverages (0.6%)
Anheuser-Busch InBev Worldwide, Inc., 3.000%, 10/15/12	1,933,000	1,958,073
Diageo Capital PLC, 5.200%, 01/30/13	1,123,000	1,165,996
SABMiller Holdings, Inc., 2.450%, 01/15/17(a)	2,962,000	2,999,153

		6,123,222

Biotechnology (0.1%)
Life Technologies Corp., 5.000%, 01/15/21	493,000	533,804

Chemicals (0.9%)
Air Products & Chemicals, Inc., 4.150%, 02/01/13	1,162,000	1,196,948
E.I. du Pont de Nemours & Co., 4.250%, 04/01/21	1,299,000	1,462,322
E.I. du Pont de Nemours & Co., 5.000%, 07/15/13	1,313,000	1,383,483
Praxair, Inc., 1.750%, 11/15/12	3,287,000	3,313,566
Praxair, Inc., 4.625%, 03/30/15	2,271,000	2,519,493

		9,875,812

Commercial Services (0.4%)
ERAC USA Finance LLC, 2.750%, 03/15/17(a)	786,000	785,199
ERAC USA Finance LLC, 5.250%, 10/01/20(a)	1,532,000	1,660,921
ERAC USA Finance LLC, 5.600%, 05/01/15(a)	1,184,000	1,300,962
ERAC USA Finance LLC, 5.800%, 10/15/12(a)	642,000	657,527

		4,404,609

Computers (1.2%)
Hewlett-Packard Co., 4.375%, 09/15/21	3,581,000	3,674,933

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Computers—continued
Hewlett-Packard Co., 4.500%, 03/01/13	945,000	976,489
IBM Corp., 0.875%, 10/31/14	5,623,000	5,640,207
IBM Corp., 5.600%, 11/30/39	1,856,000	2,270,543

		12,562,172

Diversified Financial Services (2.5%)
ABB Treasury Center USA, Inc., 4.000%, 06/15/21(a)	1,351,000	1,381,004
American Express Credit Corp., MTN, 2.375%, 03/24/17	1,845,000	1,847,838
CME Group, Inc., 5.400%, 08/01/13	1,230,000	1,303,094
CME Group, Inc., 5.750%, 02/15/14	1,428,000	1,557,158
Ford Motor Credit Co. LLC, 5.000%, 05/15/18	3,027,000	3,135,536
John Deere Capital Corp., MTN, 1.250%, 12/02/14	2,195,000	2,223,392
Lazard Group LLC, 7.125%, 05/15/15	1,781,000	1,931,140
MassMutual Global Funding LLC, 2.000%, 04/05/17(a)(c)	1,744,000	1,738,065
NASDAQ OMX Group, Inc. (The), 5.550%, 01/15/20	2,015,000	2,067,305
PACCAR Financial Corp., MTN, 1.550%, 09/29/14	2,900,000	2,950,695
TIAA Global Markets, Inc., 5.125%, 10/10/12(a)	1,572,000	1,608,191
Toyota Motor Credit Corp., MTN, 3.200%, 06/17/15	970,000	1,030,577
Woodside Finance Ltd., 4.600%, 05/10/21(a)	3,279,000	3,410,452

		26,184,447

Electric (0.9%)
Alabama Power Co., 5.800%, 11/15/13	1,240,000	1,338,624
Dominion Resources, Inc., 1.950%, 08/15/16	699,000	708,616
Duke Energy Carolinas LLC, 4.300%, 06/15/20	525,000	585,645

	Shares or Principal Amount($)	Value($)

Electric—continued
Exelon Generation Co. LLC, 6.200%, 10/01/17	1,601,000	1,878,791
Georgia Power Co., 6.000%, 11/01/13	704,000	763,175
MidAmerican Energy Holdings Co., 6.125%, 04/01/36	1,651,000	1,962,537
Public Service Co. of Colorado, Series 17, 6.250%, 09/01/37	1,061,000	1,384,179
Southern California Edison Co., 5.750%, 03/15/14	1,083,000	1,186,855

		9,808,422

Electronics (0.1%)
Thermo Fisher Scientific, Inc., 2.250%, 08/15/16	925,000	957,289

Food (0.4%)
Kellogg Co., 4.250%, 03/06/13	1,406,000	1,453,848
Kraft Foods, Inc., 6.500%, 02/09/40	1,470,000	1,808,883
Kroger Co. (The), 7.500%, 01/15/14	763,000	850,609

		4,113,340

Healthcare—Products (0.4%)
Becton Dickinson and Co., 3.250%, 11/12/20	573,000	594,010
Covidien International Finance SA, 6.000%, 10/15/17	2,018,000	2,420,833
Stryker Corp., 2.000%, 09/30/16	1,433,000	1,468,894

		4,483,737

Healthcare—Services (0.4%)
Roche Holdings, Inc., 7.000%, 03/01/39(a)	2,899,000	3,942,512

Insurance (1.2%)
Berkshire Hathaway, Inc., 3.200%, 02/11/15	3,545,000	3,776,591
Berkshire Hathaway, Inc., 4.600%, 05/15/13	1,601,000	1,672,751
Fairfax Financial Holdings Ltd., 5.800%, 05/15/21(a)	1,095,000	1,045,130
Nationwide Financial Services, Inc., 5.375%, 03/25/21(a)	2,977,000	3,042,208

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Insurance—continued
OneBeacon U.S. Holdings, Inc., 5.875%, 05/15/13	706,000	726,570
Progressive Corp. (The), 3.750%, 08/23/21	443,000	471,562
Teachers Insurance & Annuity Association of America, 6.850%, 12/16/39(a)	1,478,000	1,830,400

		12,565,212

Media (1.0%)
Comcast Corp., 6.450%, 03/15/37	1,061,000	1,269,825
NBC Universal Media LLC, 5.950%, 04/01/41	1,772,000	2,039,320
Thomson Reuters Corp., 5.950%, 07/15/13	293,000	310,790
Time Warner Cable, Inc., 5.850%, 05/01/17	4,383,000	5,114,597
Time Warner Cable, Inc., 8.250%, 02/14/14	1,468,000	1,662,031
Time Warner, Inc., 6.200%, 03/15/40	453,000	513,303

		10,909,866

Mining (1.2%)
Barrick (PD) Australia Finance Property Ltd., 4.950%, 01/15/20	721,000	797,425
Barrick (PD) Australia Finance Property Ltd., 5.950%, 10/15/39	1,573,000	1,734,055
Barrick International Barbados Corp., 6.350%, 10/15/36(a)	1,083,000	1,227,873
BHP Billiton Finance USA Ltd., 1.125%, 11/21/14	2,260,000	2,275,657
Kinross Gold Corp., 5.125%, 09/01/21(a)	2,942,000	2,987,295
Newmont Mining Corp., 6.250%, 10/01/39	2,833,000	3,148,358

		12,170,663

Miscellaneous Manufacturer (1.2%)
3M Co., 1.375%, 09/29/16	1,432,000	1,441,536
Danaher Corp., 3.900%, 06/23/21	1,386,000	1,515,616
General Electric Co., 5.000%, 02/01/13	4,750,000	4,923,042

	Shares or Principal Amount($)	Value($)

Miscellaneous Manufacturer—continued
General Electric Co., 5.250%, 12/06/17	1,284,000	1,484,900
Illinois Tool Works, Inc., 6.250%, 04/01/19	1,865,000	2,275,227
Siemens Financieringsmat, 6.125%, 08/17/26(a)	1,091,000	1,327,580

		12,967,901

Office/Business Equipment (0.3%)
Xerox Corp., 5.500%, 05/15/12	915,000	919,664
Xerox Corp., 6.350%, 05/15/18	1,840,000	2,134,863

		3,054,527

Oil & Gas (1.5%)
BP Capital Markets PLC, 2.248%, 11/01/16	2,788,000	2,859,671
Ensco PLC, 4.700%, 03/15/21	2,288,000	2,468,482
Phillips 66, 4.300%, 04/01/22(a)	2,184,000	2,221,563
Shell International Finance BV, 6.375%, 12/15/38	4,688,000	6,202,491
Statoil ASA, 3.125%, 08/17/17	427,000	458,048
Total Capital SA, 3.000%, 06/24/15	1,348,000	1,399,429

		15,609,684

Oil & Gas Services (0.7%)
Baker Hughes, Inc., 5.125%, 09/15/40	1,722,000	1,959,085
Schlumberger Investment SA, 3.300%, 09/14/21(a)	2,234,000	2,263,355
Weatherford International Ltd., 5.125%, 09/15/20	1,407,000	1,496,864
Weatherford International Ltd., 6.500%, 08/01/36	1,349,000	1,453,976

		7,173,280

Pharmaceuticals (1.7%)
Abbott Laboratories, 5.600%, 11/30/17	3,413,000	4,127,351
Express Scripts, Inc., 5.250%, 06/15/12	1,761,000	1,775,967
GlaxoSmithKline Capital, Inc., 5.650%, 05/15/18	2,224,000	2,685,791

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Pharmaceuticals—continued
Novartis Securities Investment Ltd., 5.125%, 02/10/19	1,203,000	1,409,061
Sanofi-Aventis SA, 4.000%, 03/29/21	3,048,000	3,319,604
Schering-Plough Corp., 6.550%, 09/15/37	1,655,000	2,261,652
Teva Pharmaceutical Finance Co. LLC, 6.150%, 02/01/36	865,000	1,037,540
Teva Pharmaceutical Finance II/III, 3.000%, 06/15/15	1,441,000	1,516,714

		18,133,680

Pipelines (1.6%)
El Paso Natural Gas Co., 5.950%, 04/15/17	593,000	654,526
El Paso Pipeline Partners Operating Co. LLC, 6.500%, 04/01/20	961,000	1,073,917
Energy Transfer Partners LP, 6.050%, 06/01/41	1,081,000	1,090,831
Energy Transfer Partners LP, 6.625%, 10/15/36	1,299,000	1,347,531
Enterprise Products Operating LLC, 5.250%, 01/31/20	3,689,000	4,119,750
Enterprise Products Operating LLC, Series J, 5.750%, 03/01/35	1,187,000	1,281,581
Rockies Express Pipeline LLC, 6.850%, 07/15/18(a)	1,028,000	956,040
Southern Natural Gas Co., 5.900%, 04/01/17(a)	382,000	432,585
TC Pipelines LP, 4.650%, 06/15/21	1,507,000	1,575,660
TransCanada PipeLines Ltd., 6.100%, 06/01/40	1,668,000	2,072,006
Transcontinental Gas Pipe Line Co. LLC, 6.050%, 06/15/18	365,000	431,541
Williams Partners LP, 4.125%, 11/15/20	2,277,000	2,339,622

		17,375,590

	Shares or Principal Amount($)	Value($)

Real Estate Investment Trusts (0.8%)
BioMed Realty LP, 3.850%, 04/15/16	1,088,000	1,124,026
Digital Realty Trust LP, 4.500%, 07/15/15	2,551,000	2,678,078
Digital Realty Trust LP, 5.875%, 02/01/20	667,000	726,514
Healthcare Realty Trust, Inc., 6.500%, 01/17/17	3,161,000	3,465,549

		7,994,167

Retail (1.1%)
Wal-Mart Stores, Inc., 5.250%, 09/01/35	542,000	616,360
Wal-Mart Stores, Inc., 6.500%, 08/15/37	6,121,000	8,058,597
Walgreen Co., 4.875%, 08/01/13	1,196,000	1,266,026
Wesfarmers Ltd., 6.998%, 04/10/13(a)	1,821,000	1,918,092

		11,859,075

Semiconductors (0.7%)
Analog Devices, Inc., 3.000%, 04/15/16	407,000	428,633
Intel Corp., 1.950%, 10/01/16	1,635,000	1,683,970
Intel Corp., 4.800%, 10/01/41	5,410,000	5,762,748

		7,875,351

Software (0.5%)
Fiserv, Inc., 4.750%, 06/15/21	1,431,000	1,522,125
Oracle Corp., 5.750%, 04/15/18	3,416,000	4,152,875

		5,675,000

Telecommunication Services (2.0%)
AT&T, Inc., 4.950%, 01/15/13	1,838,000	1,900,358
AT&T, Inc., 5.550%, 08/15/41	2,062,000	2,285,568
CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 05/01/17(a)	1,395,000	1,520,550
Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	874,000	945,261
Cisco Systems, Inc., 5.500%, 02/22/16	1,582,000	1,835,932

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Telecommunication Services—continued
Cisco Systems, Inc., 5.500%, 01/15/40	3,042,000	3,546,592
Juniper Networks, Inc., 3.100%, 03/15/16	372,000	384,988
Rogers Communications, Inc., 7.500%, 03/15/15	1,470,000	1,723,522
SBC Communications, Inc., 5.100%, 09/15/14	2,147,000	2,363,227
SBC Communications, Inc., 6.450%, 06/15/34	1,069,000	1,260,451
Verizon Communications, Inc., 5.250%, 04/15/13	1,325,000	1,389,103
Verizon Communications, Inc., 5.550%, 02/15/16	1,832,000	2,104,131

		21,259,683

Transportation (0.1%)
United Parcel Service, Inc., 3.125%, 01/15/21	1,334,000	1,397,400

Trucking & Leasing (0.2%)
Aviation Capital Group Corp., 6.750%, 04/06/21(a)	607,000	588,736
Aviation Capital Group Corp., 7.125%, 10/15/20(a)	1,566,000	1,572,389

		2,161,125

Total Corporate Bonds (Cost $261,516,096)		277,225,428

U.S. Government Agency Mortgages (20.9%)
Federal Home Loan Mortgage Corporation (8.9%)
Pool #J18446, 3.000%, 03/01/27(c)	7,478,000	7,748,759
Pool #A12413, 5.000%, 08/01/33	1,105,281	1,193,237
Pool #G05052, 5.000%, 10/01/33	634,260	684,733
Pool #G01797, 5.500%, 12/01/33	847,238	927,986
Pool #G01740, 5.500%, 12/01/34	1,765,603	1,932,499
Pool #G01779, 5.000%, 04/01/35	1,322,628	1,427,880
Pool #G01837, 5.000%, 07/01/35	9,636,203	10,393,998

	Shares or Principal Amount($)	Value($)

Federal Home Loan Mortgage Corporation—continued
Pool #A47402, 5.000%, 10/01/35	4,244,508	4,578,297
Pool #A39731, 5.000%, 11/01/35	2,496,050	2,692,340
Pool #G02162, 5.500%, 05/01/36(c)	10,819,308	11,792,991
Pool #G02252, 5.500%, 07/01/36	2,937,311	3,201,654
Pool #Z40004, 6.000%, 08/01/36	2,386,160	2,631,583
Pool #G02424, 5.500%, 12/01/36	757,026	825,155
Pool #G04997, 5.000%, 01/01/37	9,872,947	10,649,359
Pool #G05521, 5.500%, 05/01/37	1,428,264	1,566,620
Pool #G04337, 5.500%, 04/01/38	1,586,780	1,727,103
Pool #1B8266, 2.856%, 05/01/41(b)	5,427,976	5,648,831
Pool #848553, 2.679%, 06/01/41(b)	2,699,103	2,797,507
Pool #1B8740, 2.427%, 09/01/41(b)	1,189,742	1,231,548
5.500%, TBA, 30 Year Maturity(c)	3,587,000	3,891,895
2.500%, TBA, 15 Year Maturity(c)	15,989,000	16,153,886

		93,697,861

Federal National Mortgage Association (11.1%)
Pool #471092, 2.740%, 04/01/22(c)	3,112,000	3,158,680
Pool #471145, 3.150%, 04/01/22(c)	3,500,000	3,550,050
Pool #AK4110, 3.000%, 02/01/27	914,389	948,497
Pool #725773, 5.500%, 09/01/34	9,390,218	10,303,208
Pool #735036, 5.500%, 12/01/34	6,381,064	7,001,480
Pool #827943, 5.000%, 05/01/35	1,228,001	1,327,881
Pool #735500, 5.500%, 05/01/35	5,772,385	6,318,288
Pool #357829, 6.000%, 06/01/35	3,713,217	4,111,134
Pool #357937, 6.000%, 07/01/35	6,562,640	7,265,908
Pool #888344, 5.000%, 10/01/35	9,206,505	9,955,322

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Federal National Mortgage Association—continued
Pool #190363, 5.500%, 11/01/35	6,227,973	6,816,962
Pool #AE0115, 5.500%, 12/01/35	6,493,116	7,128,202
Pool #745428, 5.500%, 01/01/36	10,765,618	11,783,739
Pool #190370, 6.000%, 06/01/36	11,964,740	13,216,997
Pool #888173, 5.500%, 11/01/36	2,671,571	2,924,225
Pool #995082, 5.500%, 08/01/37	4,195,873	4,603,829
Pool #889529, 6.000%, 03/01/38	3,604,668	4,001,090
Pool #995724, 6.000%, 04/01/39	6,043,589	6,708,232
Pool #AD0439, 6.000%, 07/01/39	2,742,833	3,024,761
Pool #AJ9537, 2.727%, 11/01/41(b)	3,790,975	3,948,687

		118,097,172

Government National Mortgage Association (0.9%)
Pool #751387, 4.743%, 01/20/61	8,563,957	9,520,137

Total U.S. Government Agency Mortgages (Cost $216,999,438)		221,315,170

U.S. Treasury Obligations (35.0%)
U.S. Treasury Bond (3.1%)
3.125%, 11/15/41	34,187,000	32,792,820

U.S. Treasury Notes (31.9%)
0.500%, 10/15/14	153,173,000	153,328,624
1.750%, 05/31/16(d)	176,934,000	183,569,025
2.000%, 02/15/22	1,249,000	1,224,995

		338,122,644

Total U.S. Treasury Obligations (Cost $371,691,275)		370,915,464

Preferred Stocks (0.3%)
Banks (0.2%)
US Bancorp, Series F, 6.500%(e)	77,100	2,096,349

	Shares or Principal Amount($)	Value($)

Insurance (0.1%)
Arch Capital Group Ltd., 6.750%(e)	46,475	1,177,853

Total Preferred Stocks (Cost $3,105,937)		3,274,202

Money Market Fund (4.2%)
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(f)	44,602,276	44,602,276

Total Money Market Fund (Cost $44,602,276)		44,602,276

Total Investments (Cost $1,046,117,530) — 101.2%		1,074,037,517
Liabilities in excess of other assets — (1.2)%		(13,151,335)

Net Assets — 100.0%		$1,060,886,182

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 7.8% of net assets as of March 31, 2012.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2012.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(e)	Perpetual maturity.

(f)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

Investment Abbreviations

MTN	—	Medium Term Note
TBA	—	To Be Announced. Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Total Return Bond Fund — concluded

At March 31, 2012, the Fund’s open swap agreements were as follows:

Credit Default Swap Agreements — Buy Protection

Underlying Instrument	Counterparty	Notional Amount	Fixed Rate	Expiration Date	Implied Credit Spread*	Upfront Payments Made (Received)	Value	Unrealized Appreciation
French Republic 5 Year	JPMorgan	$46,150,000	0.250%	06/20/17	1.675%	$3,195,643	$3,206,865	$11,222
Kingdom of Spain 5 Year	JPMorgan	13,720,000	1.000	06/20/17	4.263	1,782,817	1,958,689	175,872
Republic of Turkey 5 Year	JPMorgan	11,300,000	1.000	06/20/17	2.293	635,573	707,241	71,668

						$5,614,033	$5,872,795	$258,762

As the buyer of protection, the Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity.

Credit Default Swap Agreement — Sell Protection

Underlying Instrument	Counterparty	Notional Amount	Fixed Rate	Expiration Date	Implied Credit Spread*	Upfront Payments Made (Received)	Value	Unrealized Depreciation
CDX.NA.HY.18	JPMorgan	$77,000,000	5.000%	06/20/17	5.691%	$(1,921,975)	$(2,238,210)	$(316,235)

The notional amount represents the maximum potential amount the Fund could be required to make as seller of credit protection if a credit event occurs, as defined under the terms of swap agreement, for each security included in the CDX.NA.HY.18.

The value column indicates the impact each respective swap agreement has on the Fund’s net assets at March 31, 2012.

*	Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Forward Foreign Currency Contracts

At March 31, 2012, the Fund’s forward foreign currency contracts were as follows:

Currency	Counterparty	Delivery Date	Contract Amount in Local Currency	Contract Value in USD	Market Value	Unrealized Appreciation (Depreciation)
Short:
Australian Dollar	JPMorgan	04/17/12	9,285,225	$9,900,000	$9,602,861	$297,139
Australian Dollar	JPMorgan	06/12/12	11,718,954	12,310,000	12,045,300	264,700
Euro	JPMorgan	04/10/12	14,680,000	19,231,828	19,579,293	(347,465)
Euro	Credit Suisse Securities	04/17/12	7,555,810	9,900,000	10,077,781	(177,781)
Euro	Credit Suisse Securities	05/07/12	16,706,957	22,255,000	22,285,404	(30,404)
Polish Zloty	Credit Suisse Securities	04/10/12	61,599,641	19,124,384	19,800,501	(676,117)
Swiss Franc	JPMorgan	04/10/12	17,677,656	19,303,915	19,584,610	(280,695)

Total Short Contracts				$112,025,127	$112,975,750	$(950,623)

Long:
Australian Dollar	JPMorgan	04/17/12	9,285,225	$9,859,424	$9,602,861	$(256,563)
Euro	JPMorgan	04/10/12	14,680,000	19,303,906	19,579,293	275,387
Euro	Credit Suisse Securities	04/17/12	7,555,810	10,042,654	10,077,781	35,127
Polish Zloty	Credit Suisse Securities	04/10/12	61,599,641	19,433,000	19,800,501	367,501
Swiss Franc	JPMorgan	04/10/12	17,677,656	19,191,688	19,584,609	392,921

Total Long Contracts				$77,830,672	$78,645,045	$814,373

At March 31, 2012, liquid assets totaling $518,750 have been designated as collateral for open credit default swap agreements and open forward foreign currency contracts.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Ultra-Short Bond Fund

	Shares or Principal Amount($)	Value($)

Asset-Backed Securities (6.1%)
Automobiles (3.9%)
Ford Credit Auto Owner Trust, Series 2009-D, Cl A3, 2.170%, 10/15/13	36,125	36,262
Ford Credit Auto Owner Trust, Series 2012-A, Cl A2, 0.620%, 09/15/14	600,000	600,367
Harley-Davidson Motorcycle Trust, Series 2011-2, Cl A2, 0.710%, 05/15/15	560,000	560,257
Honda Auto Receivables Owner Trust, Series 2010-2, Cl A3, 1.340%, 03/18/14	126,625	127,168
Hyundai Auto Receivables Trust, Series 2011-B, Cl A3, 1.040%, 09/15/15	520,000	522,952
Hyundai Auto Receivables Trust, Series 2011-B, Cl A4, 1.650%, 02/15/17	455,000	463,000
Mercedes-Benz Auto Lease Trust, Series 2011-B, Cl A3, 1.070%, 08/15/14(a)	935,000	940,823
Volkswagen Auto Loan Enhanced Trust, Series 2012-1, Cl A2, 0.610%, 10/20/14	600,000	600,438
World Omni Auto Receivables Trust, Series 2011-A, Cl A3, 1.110%, 05/15/15	555,000	557,563

		4,408,830

Other (2.2%)
GE Equipment Transportation LLC, Series 2011-1, Cl A2, 0.770%, 10/21/13	1,767,011	1,767,213
John Deere Owner Trust, Series 2011-A, Cl A2, 0.640%, 06/16/14	735,832	736,158

		2,503,371

Total Asset-Backed Securities (Cost $6,890,391)		6,912,201

Collateralized Mortgage Obligations (33.2%)
Agency Collateralized Mortgage Obligations (11.6%)
Federal Home Loan Mortgage Corporation, Series 2892, Cl F, 0.542%, 01/15/19(b)	127,694	127,777
Federal Home Loan Mortgage Corporation, Series 3598, Cl DA, 2.750%, 11/15/14	517,540	523,144

	Shares or Principal Amount($)	Value($)

Agency Collateralized Mortgage Obligations—continued
Federal National Mortgage Association, Series 2002-M2, Cl C, 4.717%, 08/25/12	392,452	394,142
Federal National Mortgage Association, Series 2003-129, Cl GA, 4.680%, 04/25/30	440,352	443,032
Federal National Mortgage Association, Series 2005-92, Cl UF, 0.592%, 10/25/25(b)	387,063	385,700
Federal National Mortgage Association, Series 2007-109, Cl NF, 0.792%, 12/25/37(b)	1,178,155	1,180,197
Federal National Mortgage Association, Series 2007-54, Cl KF, 0.552%, 06/25/37(b)	658,255	654,590
Federal National Mortgage Association, Series 2009-37, Cl HA, 4.000%, 04/25/19	147,363	155,768
Federal National Mortgage Association, Series 2009-M2, Cl A1, 2.387%, 01/25/19	1,858,657	1,897,587
Federal National Mortgage Association, Series 2010-134, Cl BF, 0.672%, 10/25/40(b)	1,779,505	1,776,001
Federal National Mortgage Association, Series 2011-M1, Cl FA, 0.692%, 06/25/21(b)	3,853,975	3,776,256
Government National Mortgage Association, Series 2005-50, Cl A, 4.015%, 10/16/26	370,302	374,419
Government National Mortgage Association, Series 2005-67, Cl B, 4.751%, 10/16/26(b)	65,570	65,544
Government National Mortgage Association, Series 2010-66, Cl A, 1.869%, 09/16/27	384,131	386,906

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Agency Collateralized Mortgage Obligations—continued
NCUA Guaranteed Notes, Series 2011-R1, Cl 1A, 0.693%, 01/08/20(b)	964,337	965,995

		13,107,058

Agency Collateralized Planned Amortization Class Mortgage Obligations (2.7%)
Federal Home Loan Mortgage Corporation, Series 3136, Cl KF, 0.542%, 04/15/36(b)	1,574,359	1,569,764
Federal Home Loan Mortgage Corporation, Series 3200, Cl FP, 0.442%, 08/15/36(b)	669,134	664,178
Federal National Mortgage Association, Series 2003-63, Cl FE, 0.642%, 10/25/31(b)	356,994	356,783
Federal National Mortgage Association, Series 2005-42, Cl PF, 0.442%, 05/25/35(b)	400,448	398,367

		2,989,092

Commercial Mortgage Backed Securities (16.9%)
Banc of America Commercial Mortgage, Inc., Series 2004-1, Cl A4, 4.760%, 11/10/39	330,000	346,874
Banc of America Commercial Mortgage, Inc., Series 2004-3, Cl A5, 5.736%, 06/10/39(b)	1,392,896	1,497,386
Banc of America Commercial Mortgage, Inc., Series 2004-6, Cl AJ, 4.870%, 12/10/42(b)	1,535,000	1,596,649
Bear Stearns Commercial Mortgage Securities, Series 1999-C1, Cl B, 6.200%, 02/14/31(b)	241,052	242,638
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Cl A2, 5.588%, 09/11/42	1,043,583	1,054,665
Citigroup Commercial Mortgage Trust, Series 2004-C1, Cl A3, 5.251%, 04/15/40(b)	831,530	851,851
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Cl A4, 5.400%, 07/15/44(b)	290,000	322,792

	Shares or Principal Amount($)	Value($)

Commercial Mortgage Backed Securities—continued
Commercial Mortgage Asset Trust, Series 1999-C1, Cl A4, 6.975%, 01/17/32(b)	841,669	873,372
Commercial Mortgage Asset Trust, Series 1999-C1, Cl B, 7.230%, 01/17/32(b)	1,460,000	1,555,008
Commercial Mortgage Pass-Through Certificates, Series 2001-J2A, Cl A2, 6.096%, 07/16/34(a)	11,240	11,270
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-CK2, Cl A4, 4.801%, 03/15/36	1,200,000	1,226,957
GMAC Commercial Mortgage Securities, Inc., Series 2003-C1, Cl A2, 4.079%, 05/10/36	1,320,000	1,346,205
GMAC Commercial Mortgage Securities, Inc., Series 2003-C2, Cl A2, 5.640%, 05/10/40(b)	1,465,000	1,541,362
GMAC Commercial Mortgage Securities, Inc., Series 2004-C2, Cl A2, 4.760%, 08/10/38	84,808	84,769
GMAC Commercial Mortgage Securities, Inc., Series 2004-C3, Cl A4, 4.547%, 12/10/41	368,890	372,945
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Cl A2, 4.305%, 08/10/42	284,184	284,092
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CB8, Cl A4, 4.404%, 01/12/39	1,434,100	1,509,145
JPMorgan Chase Commercial Mortgage Securities, Series 2004-CBX, Cl A4, 4.529%, 01/12/37	154,349	154,332
JPMorgan Chase Commercial Mortgage Securities, Series 2004-CBX, Cl A5, 4.654%, 01/12/37	1,500,000	1,517,908
JPMorgan Chase Commercial Mortgage Securities, Series 2005-LDP1, Cl A2, 4.625%, 03/15/46	652,626	660,941

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Commercial Mortgage Backed Securities—continued
LB-UBS Commercial Mortgage Trust, Series 2003-C7, Cl A3, 4.559%, 09/15/27(b)	866,589	872,020
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Cl A3, 4.467%, 10/12/41(b)	81,689	82,296
Morgan Stanley Capital I, Series 2004-IQ7, Cl A4, 5.407%, 06/15/38(b)	540,000	577,553
Morgan Stanley Capital I, Series 2006-HQ8, Cl A3, 5.471%, 03/12/44(b)	429,407	430,810

		19,013,840

Whole Loan Collateral Mortgage Obligations (2.0%)
Banc of America Mortgage Securities, Inc., Series 2003-F, Cl 1A1, 2.748%, 07/25/33(b)	414,842	389,482
Countrywide Home Loan Mortgage Pass-Through Certificates, Series 2003-15, Cl 1A1, 0.742%, 06/25/18(b)	561,797	545,214
CS First Boston Mortgage Securities Corp., Series 2004-1, Cl 4A1, 5.000%, 02/25/19	188,035	191,654
FDIC Structured Sale Guaranteed Notes, Series 2010-L2A, Cl A, 3.000%, 09/30/19(a)	370,988	373,201
First Horizon Mortgage Pass-Through Trust, Series 2004-AR4, Cl 2A1, 2.723%, 08/25/34(b)	382,900	359,241
Provident Funding Mortgage Loan Trust, Series 2004-1, Cl 1A1, 2.628%, 04/25/34(b)	234,572	228,478
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-S12, Cl 2A, 4.750%, 11/25/18	136,249	140,817

		2,228,087

Total Collateralized Mortgage Obligations (Cost $37,252,289)		37,338,077

	Shares or Principal Amount($)	Value($)

Corporate Bonds (44.4%)
Auto Manufacturers (2.0%)
Daimler Finance North America LLC, 1.950%, 03/28/14(a)	615,000	622,463
Volkswagen International Finance, 1.227%, 03/21/14(a)(b)	1,660,000	1,659,378

		2,281,841

Banks (12.2%)
Bank of America Corp., 0.974%, 09/11/12(b)	330,000	329,252
Bank of America Corp., 2.131%, 07/11/14(b)	755,000	739,440
Bank of America Corp., MTN, 1.973%, 01/30/14(b)	245,000	240,543
Bank of Montreal, MTN, 1.023%, 04/29/14(b)	205,000	205,350
Bank of New York Mellon Corp. (The), MTN, 0.827%, 01/31/14(b)	735,000	737,040
Bank of New York Mellon Corp. (The), MTN, 5.125%, 08/27/13	520,000	551,348
Bank of Nova Scotia, 1.013%, 02/10/14	405,000	405,021
Bank of Nova Scotia, 1.850%, 01/12/15	710,000	725,749
BB&T Corp., 2.050%, 04/28/14	700,000	713,593
Branch Banking & Trust Co., 0.794%, 09/13/16(b)	900,000	847,269
Capital One Financial Corp., 1.717%, 07/15/14(b)	690,000	683,190
Fifth Third Bank, 0.605%, 05/17/13(b)	705,000	698,881
JPMorgan Chase & Co., 5.750%, 01/02/13	505,000	523,082
PNC Funding Corp., 5.400%, 06/10/14	1,000,000	1,090,042
Royal Bank of Canada, 0.867%, 04/17/14(b)	1,230,000	1,233,109
Royal Bank of Canada, 1.253%, 10/30/14(b)	625,000	631,506
State Street Corp., 0.653%, 04/30/12(b)	400,000	400,150
Toronto-Dominion Bank (The), 0.867%, 07/14/14(b)	255,000	255,965
Wachovia Corp., MTN, 5.500%, 05/01/13	1,400,000	1,470,313

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Banks—continued
Westpac Banking Corp., 2.250%, 11/19/12	1,212,000	1,224,948

		13,705,791

Beverages (1.5%)
Anheuser-Busch InBev Worldwide, Inc., 1.500%, 07/14/14	250,000	253,668
Anheuser-Busch InBev Worldwide, Inc., 2.500%, 03/26/13	295,000	300,345
Dr. Pepper Snapple Group, Inc., 2.350%, 12/21/12	635,000	642,301
PepsiCo, Inc., 0.750%, 03/05/15	535,000	532,907

		1,729,221

Diversified Financial Services (11.2%)
American Express Credit Corp., 1.324%, 06/24/14(b)	735,000	732,719
BlackRock, Inc., 0.792%, 05/24/13(b)	1,210,000	1,214,181
BlackRock, Inc., 2.250%, 12/10/12	640,000	647,401
Caterpillar Financial Services Corp., 4.625%, 06/01/15	675,000	746,298
Caterpillar Financial Services Corp., 6.125%, 02/17/14	605,000	665,034
Citigroup, Inc., 5.500%, 04/11/13	1,280,000	1,328,319
General Electric Capital Corp., 1.433%, 01/07/14(b)	1,675,000	1,685,770
Goldman Sachs Group, Inc. (The), 1.527%, 02/07/14(b)	1,265,000	1,242,133
Goldman Sachs Group, Inc. (The), 5.150%, 01/15/14	205,000	215,503
John Deere Capital Corp., 0.700%, 03/03/14(b)	785,000	787,036
JPMorgan Chase & Co., MTN, 1.224%, 05/02/14(b)	1,105,000	1,106,878
MassMutual Global Funding II, 0.947%, 01/14/14(a)(b)	1,160,000	1,160,144
Morgan Stanley, 2.161%, 01/24/14(b)	985,000	958,311
Woodside Finance Ltd., 4.500%, 11/10/14(a)	160,000	169,840

		12,659,567

Electric (2.1%)
Duke Energy Corp., 6.300%, 02/01/14	550,000	602,808

	Shares or Principal Amount($)	Value($)

Electric—continued
Duke Energy Indiana, Inc., 5.000%, 09/15/13	525,000	553,706
Midamerican Energy Holdings Co., 5.875%, 10/01/12	475,000	487,235
NextEra Energy Capital Holdings, Inc., 2.550%, 11/15/13	295,000	300,260
Peco Energy Co., 4.750%, 10/01/12	420,000	428,607

		2,372,616

Electronics (0.7%)
Thermo Fisher Scientific, Inc., 2.150%, 12/28/12	760,000	766,376

Food (1.1%)
General Mills, Inc., 5.650%, 09/10/12	610,000	623,433
Kraft Foods, Inc., 1.457%, 07/10/13(b)	595,000	598,793

		1,222,226

Gas (0.9%)
Sempra Energy, 2.000%, 03/15/14	405,000	413,358
Sempra Energy, 6.000%, 02/01/13	530,000	553,124

		966,482

Insurance (5.3%)
Allstate Corp. (The), 7.500%, 06/15/13	450,000	486,139
Allstate Life Global Funding Trusts, MTN, 5.375%, 04/30/13	1,105,000	1,160,586
MetLife Institutional Funding II, 1.368%, 04/04/14(a)(b)	1,025,000	1,028,643
MetLife, Inc., 5.375%, 12/15/12	540,000	556,943
Metropolitan Life Global Funding I, 2.000%, 01/09/15(a)	220,000	222,332
New York Life Global Funding, 0.543%, 08/22/12(a)(b)	600,000	599,944
New York Life Global Funding, 4.650%, 05/09/13(a)	120,000	125,066
Pricoa Global Funding I, 5.450%, 06/11/14(a)	1,660,000	1,791,945

		5,971,598

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Media (1.8%)
Comcast Corp., 5.300%, 01/15/14	585,000	629,296
DIRECTV Holdings LLC, 7.625%, 05/15/16	260,000	272,350
Historic TW, Inc., 9.125%, 01/15/13	200,000	212,274
Time Warner Cable, Inc., 5.400%, 07/02/12	505,000	510,767
Time Warner Cable, Inc., 7.500%, 04/01/14	115,000	129,440
Viacom, Inc., 1.250%, 02/27/15	260,000	259,734

		2,013,861

Mining (0.2%)
BHP Billiton Finance USA Ltd., 1.000%, 02/24/15	225,000	224,770

Pharmaceuticals (0.5%)
McKesson Corp., 5.250%, 03/01/13	285,000	296,955
McKesson Corp., 6.500%, 02/15/14	200,000	219,954

		516,909

Pipelines (1.7%)
Enterprise Products Operating LLC, Series M, 5.650%, 04/01/13	680,000	710,180
Kinder Morgan Energy Partners LP, 5.850%, 09/15/12	510,000	520,551
Plains All American Pipeline LP, 4.250%, 09/01/12	675,000	683,196

		1,913,927

Retail (0.3%)
Nordstrom, Inc., 6.750%, 06/01/14	295,000	332,290

Telecommunication Services (2.2%)
BellSouth Corp., 5.200%, 09/15/14	1,210,000	1,331,681
Verizon Communications, Inc., 1.083%, 03/28/14(b)	1,165,000	1,174,663

		2,506,344

Toys/Games/Hobbies (0.3%)
Mattel, Inc., 5.625%, 03/15/13	370,000	387,003

	Shares or Principal Amount($)	Value($)

Transportation (0.4%)
Burlington Northern Santa Fe LLC, 4.300%, 07/01/13	435,000	451,959

Total Corporate Bonds (Cost $49,918,450)		50,022,781

Municipal Bond (1.3%)
New Jersey (1.3%)
New Jersey Economic Development Authority, RB, BAB, 1.474%, 06/15/13(b)	1,411,000	1,416,489

Total Municipal Bond (Cost $1,410,886)		1,416,489

U.S. Government Agency Mortgages (13.6%)
Federal Home Loan Mortgage Corporation (1.5%)
Pool # 847276, 2.531%, 04/01/34(b)	74,379	78,853
Pool # 1H2581, 2.370%, 01/01/36(b)	715,235	752,236
Pool # 848154, 2.882%, 06/01/36(b)	112,792	120,457
Pool # 1B7142, 2.599%, 09/01/36(b)	115,582	124,010
Pool # 1Q0853, 2.591%, 01/01/37(b)	185,938	198,882
Pool # 1G1676, 5.452%, 04/01/37(b)	288,110	310,830

		1,585,268

Federal National Mortgage Association (12.1%)
Pool # 375493, 6.925%, 11/01/12	177,844	179,202
Pool # 555162, 4.826%, 01/01/13	461,263	467,051
Pool # 745503, 5.370%, 02/01/13	228,644	233,470
Pool # 873590, 5.470%, 04/01/13	146,576	150,301
Pool # 360500, 6.255%, 09/01/13	1,965,000	2,077,666
Pool # 555910, 4.919%, 10/01/13	232,708	240,145
Pool # 958368, 4.710%, 03/01/14	577,149	607,725
Pool # AD0172, 4.757%, 04/01/16	222,432	246,088
Pool # 469408, 1.015%, 11/01/18(b)	2,785,000	2,804,819
Pool # 995426, 5.500%, 09/01/21	582,287	635,316

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Ultra-Short Bond Fund — concluded

	Shares or Principal Amount($)	Value($)

Federal National Mortgage Association—continued
Pool # 635082, 2.318%, 05/01/32(b)	124,044	130,487
Pool # 555844, 2.319%, 10/01/33(b)	233,715	246,750
Pool # 822302, 2.784%, 05/01/35(b)	386,458	413,181
Pool # 995540, 2.368%, 01/01/36(b)	1,510,436	1,597,333
Pool # 995542, 2.433%, 02/01/36(b)	586,029	624,911
Pool # AL0968, 2.557%, 12/01/36(b)	587,942	629,505
Pool # AD0380, 2.470%, 10/01/37(b)	815,774	869,688
Pool # AL0966, 3.184%, 11/01/37(b)	578,010	613,236
Pool # AL0967, 2.557%, 04/01/38(b)	929,675	995,182

		13,762,056

Total U.S. Government Agency Mortgages (Cost $14,972,841)		15,347,324

	Shares or Principal Amount($)	Value($)

Money Market Fund (0.9%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.00%(c)	1,019,806	1,019,806

Total Money Market Fund (Cost $1,019,806)		1,019,806

Total Investments (Cost $111,464,663) — 99.5%		112,056,678
Other assets in excess of liabilities — 0.5%		559,926

Net Assets — 100.0%		$112,616,604

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 7.7% of net assets as of March 31, 2012.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2012.

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

Investment Abbreviations

BAB	—	Build America Bonds
MTN	—	Medium Term Note
RB	—	Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

U.S. Government Securities Fund

	Shares or Principal Amount($)	Value($)

U.S. Treasury Obligations (97.9%)
U.S. Treasury Bonds (17.7%)
7.125%, 02/15/23	1,111,000	1,628,483
6.875%, 08/15/25	724,000	1,070,050
6.000%, 02/15/26	1,111,000	1,532,833
4.500%, 02/15/36	1,880,000	2,294,775
3.125%, 11/15/41	1,474,000	1,413,889

		7,940,030

U.S. Treasury Notes (80.2%)
0.750%, 05/31/12	3,500,000	3,503,556
2.375%, 09/30/14	3,179,000	3,330,250
0.500%, 10/15/14	8,710,000	8,718,849
1.750%, 07/31/15	6,695,000	6,942,400
1.500%, 06/30/16	6,550,000	6,723,470
2.625%, 08/15/20	6,490,000	6,842,388

		36,060,913

Total U.S. Treasury Obligations (Cost $43,133,296)		44,000,943

	Shares or Principal Amount($)	Value($)

Money Market Fund (1.7%)
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(a)	765,629	765,629

Total Money Market Fund (Cost $765,629)		765,629

Total Investments (Cost $43,898,925) — 99.6%		44,766,572
Other assets in excess of liabilities — 0.4%		184,996

Net Assets — 100.0%		$44,951,568

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

U.S. Government Securities Ultra-Short Bond Fund

	Shares or Principal Amount($)	Value($)

Asset-Backed Security (0.1%)
Student Loan Asset-Backed Security (0.1%)
SMS Student Loan Trust, Series 1999-B, Cl A2, 0.793%, 04/30/29(a)	2,962,387	2,954,962

Total Asset-Backed Security (Cost $2,948,217)		2,954,962

Collateralized Mortgage Obligations (29.5%)
Agency Collateralized Mortgage Obligations (24.5%)
Federal Home Loan Bank, Series Y2-2015, Cl 1, 2.600%, 04/20/15	5,390,156	5,545,085
Federal Home Loan Mortgage Corporation, Series 2840, Cl LJ, 4.250%, 11/15/17	635,644	643,825
Federal Home Loan Mortgage Corporation, Series 2877, Cl WF, 0.642%, 10/15/34(a)	3,811,028	3,807,024
Federal Home Loan Mortgage Corporation, Series 2892, Cl F, 0.542%, 01/15/19(a)	1,743,642	1,744,775
Federal Home Loan Mortgage Corporation, Series 3000, Cl FG, 0.542%, 07/15/25(a)	5,217,694	5,200,960
Federal Home Loan Mortgage Corporation, Series 3135, Cl FC, 0.542%, 04/15/26(a)	4,292,696	4,286,376
Federal Home Loan Mortgage Corporation, Series 3232, Cl KF, 0.692%, 10/15/36(a)(b)	7,301,505	7,288,237
Federal Home Loan Mortgage Corporation, Series 3264, Cl FB, 0.612%, 01/15/37(a)	4,578,026	4,561,386
Federal Home Loan Mortgage Corporation, Series 3320, Cl FC, 0.412%, 05/15/37(a)(b)	9,518,401	9,468,968
Federal Home Loan Mortgage Corporation, Series 3450, Cl AF, 0.952%, 05/15/38(a)(b)	4,711,537	4,733,385

	Shares or Principal Amount($)	Value($)

Agency Collateralized Mortgage Obligations—continued
Federal Home Loan Mortgage Corporation, Series 3511, Cl FA, 1.242%, 02/15/39(a)(b)	18,394,232	18,645,437
Federal Home Loan Mortgage Corporation, Series 3574, Cl MA, 4.000%, 09/15/21	7,556,250	7,915,527
Federal Home Loan Mortgage Corporation, Series 3593, Cl F, 0.768%, 03/15/36(a)	8,698,817	8,741,437
Federal Home Loan Mortgage Corporation, Series 3812, Cl BE, 2.750%, 09/15/18	12,977,461	13,492,937
Federal Home Loan Mortgage Corporation, Series K501, Cl A1, 1.337%, 06/25/16(c)	25,355,000	25,354,214
Federal National Mortgage Association, Series 2002-M2, Cl C, 4.717%, 08/25/12	7,769,306	7,802,768
Federal National Mortgage Association, Series 2003-129, Cl GA, 4.680%, 04/25/30	1,853,377	1,864,655
Federal National Mortgage Association, Series 2003-32, Cl VT, 6.000%, 09/25/15	1,591,358	1,599,076
Federal National Mortgage Association, Series 2005-40, Cl FB, 0.492%, 05/25/35(a)	2,869,553	2,854,577
Federal National Mortgage Association, Series 2005-92, Cl UF, 0.592%, 10/25/25(a)	4,607,295	4,591,070
Federal National Mortgage Association, Series 2006-84, Cl FQ, 0.792%, 09/25/36(a)(b)	9,860,399	9,870,300
Federal National Mortgage Association, Series 2007-102, Cl FA, 0.812%, 11/25/37(a)(b)	9,580,016	9,608,164

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

U.S. Government Securities Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Agency Collateralized Mortgage Obligations—continued
Federal National Mortgage Association, Series 2007-109, Cl NF, 0.792%, 12/25/37(a)(b)	16,153,193	16,181,191
Federal National Mortgage Association, Series 2007-2, Cl FM, 0.492%, 02/25/37(a)	4,431,073	4,398,174
Federal National Mortgage Association, Series 2007-30, Cl WF, 0.482%, 04/25/37(a)	21,693,956	21,542,051
Federal National Mortgage Association, Series 2007-4, Cl DF, 0.687%, 02/25/37(a)(b)	3,871,011	3,862,570
Federal National Mortgage Association, Series 2007-54, Cl KF, 0.552%, 06/25/37(a)	8,497,477	8,450,159
Federal National Mortgage Association, Series 2007-88 CI JF, 0.792%, 04/25/37(a)(b)	8,661,739	8,671,271
Federal National Mortgage Association, Series 2008-12, Cl FE, 0.842%, 01/25/33(a)	3,695,424	3,698,724
Federal National Mortgage Association, Series 2008-18, Cl FE, 0.972%, 03/25/38(a)(b)	8,778,565	8,824,428
Federal National Mortgage Association, Series 2009-37, Cl HA, 4.000%, 04/25/19	450,275	475,957
Federal National Mortgage Association, Series 2009-M2, Cl A1, 2.387%, 01/25/19	5,267,755	5,378,088
Federal National Mortgage Association, Series 2010-134, Cl BF, 0.672%, 10/25/40(a)	19,118,366	19,080,726
Federal National Mortgage Association, Series 2010-42, Cl AF, 0.842%, 05/25/40(a)	17,314,046	17,351,211

	Shares or Principal Amount($)	Value($)

Agency Collateralized Mortgage Obligations—continued
Federal National Mortgage Association, Series 2011-38, Cl AH, 2.750%, 05/25/20	6,433,312	6,683,298
Federal National Mortgage Association, Series 2011-M1, Cl FA, 0.692%, 06/25/21(a)(b)	49,097,598	48,107,496
Government National Mortgage Association, Series 2005-67, Cl B, 4.751%, 10/16/26(a)	239,983	239,890
Government National Mortgage Association, Series 2010-66, Cl A, 1.869%, 09/16/27	12,754,999	12,847,128
Government National Mortgage Association, Series 2010-97, Cl A, 2.321%, 01/16/32	3,451,263	3,515,325
Mortgage-Linked Amortizing Notes, Series 2012-1, Cl A10, 2.060%, 01/15/22	24,378,234	24,650,151
NCUA Guaranteed Notes, Series 2010-R1, Cl 2A, 1.840%, 10/07/20	7,706,870	7,796,578
NCUA Guaranteed Notes, Series 2010-C1, Cl A1, 1.600%, 10/29/20	3,932,156	3,974,687
NCUA Guaranteed Notes, Series 2010-R1, Cl 1A, 0.693%, 10/07/20(a)	11,878,916	11,897,447
NCUA Guaranteed Notes, Series 2010-R2, Cl 1A, 0.613%, 11/06/17(a)	5,687,104	5,687,104
NCUA Guaranteed Notes, Series 2011-C1, Cl 2A, 0.773%, 03/09/21(a)(b)	33,187,313	33,207,225
NCUA Guaranteed Notes, Series 2011-R1, Cl 1A, 0.693%, 01/08/20(a)	14,182,699	14,207,093
NCUA Guaranteed Notes, Series 2011-R2, Cl 1A, 0.643%, 02/06/20(a)	1,569,759	1,569,021
NCUA Guaranteed Notes, Series 2011-R4, Cl 1A, 0.623%, 03/06/20(a)	25,425,705	25,409,941

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

U.S. Government Securities Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Agency Collateralized Mortgage Obligations—continued
NCUA Guaranteed Notes, Series 2011-R6, Cl 1A, 0.643%, 05/07/20(a)	20,345,310	20,345,310

		497,672,427

Agency Collateralized Planned Amortization Class Mortgage Obligations (3.7%)
Federal Home Loan Mortgage Corporation, Series 2575, Cl FG, 0.642%, 05/15/32(a)	1,431,464	1,432,037
Federal Home Loan Mortgage Corporation, Series 3200, Cl FP, 0.442%, 08/15/36(a)(b)	9,910,096	9,836,690
Federal National Mortgage Association, Series 2003-63, Cl FE, 0.642%, 10/25/31(a)	5,176,087	5,173,029
Federal National Mortgage Association, Series 2003-73, Cl DF, 0.692%, 10/25/32(a)	6,849,643	6,845,228
Federal National Mortgage Association, Series 2005-42, Cl PF, 0.442%, 05/25/35(a)	5,693,430	5,663,844
Federal National Mortgage Association, Series 2005-57, Cl EG, 0.542%, 03/25/35(a)	4,768,039	4,754,324
Federal National Mortgage Association, Series 2005-65, Cl WK, 5.500%, 11/25/31	2,218,337	2,233,194
Federal National Mortgage Association, Series 2006-123, Cl PF, 0.502%, 01/25/37(a)(b)	12,336,283	12,248,724
Federal National Mortgage Association, Series 2006-79, Cl GF, 0.642%, 08/25/36(a)(b)	26,995,424	26,964,396

		75,151,466

Commercial Mortgage Backed Security (1.2%)
FDIC Structured Sale Guaranteed Notes, Series 2011-C1, Cl A, 1.840%, 04/25/31(a)(b)(d)	23,932,796	24,219,439

	Shares or Principal Amount($)	Value($)

Whole Loan Collateral Mortgage Obligation (0.1%)
FDIC Structured Sale Guaranteed Notes, Series 2010-L2A, Cl A, 3.000%, 09/30/19(d)	3,236,384	3,255,689

Total Collateralized Mortgage Obligations (Cost $598,920,365)		600,299,021

U.S. Government Agency (2.5%)
Federal Home Loan Bank (2.5%)
0.010%, 04/27/12	50,000,000	49,999,300

Total U.S. Government Agency (Cost $49,998,250)		49,999,300

U.S. Government Agency Mortgages (64.8%)
Federal Home Loan Mortgage Corporation (20.8%)
Pool #972122, 2.225%, 06/01/33(a)	47,267	47,493
Pool #847615, 2.563%, 07/01/33(a)	8,109,393	8,624,068
Pool # 781028, 2.349%, 11/01/33(a)	5,082,684	5,364,621
Pool #847276, 2.531%, 04/01/34(a)	552,849	586,101
Pool #1B8683, 2.735%, 04/01/34(a)	26,558,446	28,461,409
Pool #847522, 2.760%, 05/01/34(a)	200,205	210,555
Pool #1B1889, 2.544%, 07/01/34(c)	36,312,250	38,770,757
Pool #847308, 2.549%, 07/01/34(a)	362,068	382,008
Pool #1G0077, 2.732%, 02/01/35(a)	174,996	186,854
Pool #847404, 3.580%, 04/01/35(a)	5,252,945	5,576,320
Pool #1B2282, 5.090%, 07/01/35(a)	2,855,624	3,039,948
Pool #1H2511, 4.921%, 08/01/35(a)	10,222,028	10,765,310
Pool #1L0256, 2.375%, 11/01/35(a)	7,285,731	7,698,778
Pool #1H2581, 2.370%, 01/01/36(a)	8,701,121	9,151,240
Pool #1Q0061, 2.526%, 03/01/36(a)	5,430,435	5,800,615
Pool #848154, 2.882%, 06/01/36(a)	9,811,438	10,478,184
Pool #1N0169, 2.331%, 07/01/36(a)	834,869	892,897

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

U.S. Government Securities Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Federal Home Loan Mortgage Corporation—continued
Pool #1Q0852, 2.466%, 07/01/36(a)	13,771,349	14,600,607
Pool #1Q0140, 2.485%, 08/01/36(a)	3,131,467	3,349,115
Pool #1B7142, 2.599%, 09/01/36(a)	1,456,337	1,562,523
Pool #1J0129, 2.600%, 09/01/36(a)	1,312,836	1,402,112
Pool #848153, 2.711%, 10/01/36(a)	2,875,579	3,079,676
Pool #847935, 2.773%, 11/01/36(a)	16,019,471	17,106,698
Pool #1G2555, 2.904%, 11/01/36(a)	5,492,557	5,822,706
Pool #848133, 4.537%, 11/01/36(a)	3,474,531	3,677,734
Pool #848569, 4.817%, 11/01/36(a)	32,889,046	34,619,383
Pool #1G2585, 3.054%, 12/01/36(a)	210,760	224,578
Pool #1Q0853, 2.591%, 01/01/37(a)	14,152,563	15,137,794
Pool #1J0331, 2.891%, 03/01/37(a)	1,041,848	1,117,319
Pool #1G1676, 5.452%, 04/01/37(a)	306,549	330,723
Pool #1Q1195, 2.454%, 05/01/37(a)	29,967,447	32,005,952
Pool #848048, 3.750%, 05/01/37(a)	4,139,814	4,418,244
Pool #1J0533, 2.617%, 07/01/37(a)	38,009	40,814
Pool #1Q1282, 3.179%, 07/01/37(a)	6,676,815	7,130,982
Pool #1N1664, 5.927%, 07/01/37(a)	8,116,315	8,704,019
Pool #1J0681, 5.932%, 10/01/37(a)	9,083,806	9,744,107
Pool #1Q0652, 4.316%, 02/01/38(a)	4,427,657	4,658,733
Pool #1Q1266, 3.528%, 11/01/38(a)	85,021,433	90,531,334
Pool #1Q1039, 4.700%, 03/01/39(a)	5,611,925	6,020,075
Pool #1Q1016, 4.543%, 04/01/39(a)	6,132,024	6,542,302
Pool #1B4755, 3.485%, 06/01/40(a)	12,652,846	13,278,251

		421,142,939

	Shares or Principal Amount($)	Value($)

Federal National Mortgage Association (44.0%)
Pool #545708, 5.979%, 05/01/12	115,012	114,952
Pool #385082, 6.180%, 05/01/12	4,335,208	4,347,554
Pool #385284, 5.610%, 07/01/12	108,168	108,096
Pool #385290, 5.780%, 07/01/12	1,411,937	1,426,654
Pool #545745, 6.053%, 07/01/12	434,273	442,137
Pool #555088, 6.316%, 08/01/12	488,539	488,127
Pool #385520, 5.410%, 09/01/12	289,335	290,292
Pool #385395, 5.530%, 09/01/12	1,699,044	1,704,736
Pool #545987, 5.835%, 09/01/12	651,265	650,772
Pool #545892, 5.299%, 10/01/12	351,898	351,705
Pool #375459, 6.775%, 10/01/12	2,295,303	2,303,235
Pool #313755, 7.000%, 10/01/12	3,901	3,906
Pool #545978, 4.764%, 11/01/12	1,313,884	1,313,271
Pool #545938, 5.136%, 11/01/12	1,038,677	1,042,084
Pool #385578, 5.450%, 11/01/12	2,270,000	2,271,054
Pool #375493, 6.925%, 11/01/12	1,689,514	1,702,414
Pool #555058, 4.719%, 12/01/12	1,870,505	1,869,624
Pool #873198, 5.150%, 12/01/12	1,372,682	1,371,475
Pool #555162, 4.826%, 01/01/13	2,924,408	2,961,105
Pool #385683, 4.830%, 02/01/13	4,241,117	4,306,967
Pool #385921, 4.830%, 02/01/13	188,852	191,184
Pool #555264, 4.859%, 02/01/13	993,397	1,003,220
Pool #555191, 4.864%, 02/01/13	1,495,127	1,518,830
Pool #873294, 5.100%, 02/01/13	1,757,511	1,798,827
Pool #385998, 4.635%, 03/01/13	380,620	386,286

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

U.S. Government Securities Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Federal National Mortgage Association—continued
Pool #555317, 4.880%, 04/01/13	2,176,505	2,218,103
Pool #873590, 5.470%, 04/01/13	361,553	370,742
Pool #555435, 4.501%, 05/01/13	154,676	157,004
Pool #555505, 4.662%, 05/01/13	155,255	156,797
Pool #386210, 4.080%, 06/01/13	4,239,239	4,326,832
Pool #386287, 4.115%, 06/01/13	8,486,834	8,749,952
Pool #555648, 4.541%, 06/01/13	157,229	160,061
Pool #873612, 5.770%, 06/01/13	1,255,499	1,296,890
Pool #386314, 3.790%, 07/01/13	4,046,460	4,132,368
Pool #386424, 4.190%, 07/01/13	333,887	343,627
Pool #386380, 4.210%, 07/01/13	355,821	364,362
Pool #386441, 4.220%, 08/01/13	119,237	122,734
Pool #735065, 4.469%, 08/01/13	356,603	361,919
Pool #360500, 6.255%, 09/01/13	34,425,000	36,398,807
Pool #555910, 4.919%, 10/01/13(b)	5,992,272	6,183,773
Pool #555806, 5.159%, 10/01/13	3,245,941	3,375,262
Pool #555850, 4.818%, 11/01/13	653,358	679,862
Pool #725324, 5.391%, 11/01/13	1,033,570	1,065,777
Pool #380935, 6.250%, 12/01/13	507,392	524,210
Pool #AD0192, 4.721%, 01/01/14	3,016,077	3,157,401
Pool #386742, 4.870%, 01/01/14	4,795,693	5,032,405
Pool # 386802, 4.900%, 01/01/14	5,101,746	5,337,884
Pool #958216, 5.370%, 01/01/14	2,956,164	3,112,086
Pool # 958368, 4.710%, 03/01/14	13,359,064	14,066,816
Pool #386925, 4.360%, 04/01/14	432,676	453,755

	Shares or Principal Amount($)	Value($)

Federal National Mortgage Association—continued
Pool #958806, 3.850%, 05/01/14	959,598	1,004,802
Pool #958789, 3.920%, 06/01/14	8,363,386	8,782,242
Pool #462846, 4.150%, 07/01/14	1,825,400	1,926,596
Pool #735028, 5.734%, 09/01/14	4,326,042	4,706,197
Pool #375190, 7.440%, 11/01/14	3,085,349	3,113,453
Pool #387302, 4.700%, 03/01/15	495,791	533,887
Pool #735387, 4.893%, 04/01/15	186,897	204,437
Pool #387352, 5.160%, 04/01/15	231,987	252,063
Pool #735675, 4.988%, 06/01/15	4,752,646	5,175,197
Pool #387486, 4.700%, 07/01/15	714,107	720,284
Pool #735953, 4.997%, 08/01/15	23,895	26,462
Pool #462011, 5.155%, 08/01/15	84,773	92,380
Pool #465821, 2.900%, 09/01/15	1,073,814	1,131,056
Pool #462018, 5.365%, 09/01/15	404,803	442,789
Pool #466534, 2.040%, 11/01/15	655,000	675,520
Pool #462085, 5.315%, 11/01/15	4,529,706	5,071,415
Pool #387740, 5.245%, 12/01/15	1,182,642	1,299,869
Pool #745504, 5.152%, 02/01/16	13,456,469	15,001,783
Pool #745530, 5.273%, 04/01/16	130,924	146,459
Pool #745727, 5.260%, 05/01/16	275,513	303,186
Pool #380240, 6.590%, 05/01/16	894,274	928,912
Pool #468647, 2.260%, 07/01/16	17,930,000	18,547,883
Pool #462237, 5.525%, 07/01/16	161,657	179,211
Pool #745764, 5.724%, 07/01/16	466,342	529,276
Pool #468795, 2.470%, 08/01/16	15,200,000	15,832,779

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

U.S. Government Securities Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Federal National Mortgage Association—continued
Pool #463420, 4.050%, 09/01/16	6,489,290	6,878,005
Pool #888015, 5.543%, 11/01/16	603,663	671,868
Pool #469673, 2.080%, 12/01/16	4,955,000	5,090,126
Pool #470340, 2.090%, 01/01/17	4,659,876	4,784,654
Pool #735745, 4.989%, 01/01/17	81,778	88,254
Pool #888969, 5.932%, 11/01/17	3,060,378	3,446,136
Pool #931675, 5.500%, 01/01/18(b)	3,411,308	3,719,845
Pool #469178, 0.695%, 09/01/18(a)	14,616,992	14,720,547
Pool #469334, 0.695%, 10/01/18(a)	12,790,000	12,881,540
Pool #469482, 1.096%, 10/01/18(a)	13,420,000	13,517,763
Pool #469408, 1.015%, 11/01/18(a)	35,335,000	35,586,459
Pool #466804, 0.845%, 12/01/20(a)	13,370,000	13,439,705
Pool #470556, 0.972%, 12/01/20(a)	21,070,000	21,182,893
Pool #995426, 5.500%, 09/01/21	8,015,415	8,745,380
Pool #469386, 0.886%, 10/01/21(a)	30,015,000	29,968,081
Pool #469856, 1.055%, 12/01/21(a)	17,690,000	17,776,318
Pool #995434, 5.000%, 09/01/23	5,405,089	5,866,954
Pool #635082, 2.318%, 05/01/32(a)	141,130	148,459
Pool #604921, 2.142%, 10/01/32(a)	116,442	122,066
Pool #671993, 2.368%, 12/01/32(a)	15,796	16,121
Pool #AE0044, 5.062%, 03/01/33(a)	3,218,398	3,418,127
Pool #689966, 2.385%, 04/01/33(a)	1,106,636	1,171,705
Pool #555468, 2.318%, 05/01/33(a)	317,118	336,096
Pool #711466, 2.755%, 05/01/33(a)	32,953	33,277
Pool #733703, 2.352%, 08/01/33(a)	4,268,793	4,539,039

	Shares or Principal Amount($)	Value($)

Federal National Mortgage Association—continued
Pool #555756, 4.628%, 08/01/33(a)	3,354,782	3,640,822
Pool #555844, 2.319%, 10/01/33(a)	362,925	383,168
Pool #386320, 4.550%, 10/01/33	185,405	193,318
Pool #725126, 2.787%, 12/01/33(a)	2,724,846	2,871,584
Pool #793025, 2.248%, 07/01/34(a)	723,816	768,981
Pool #AL0222, 2.386%, 07/01/34(a)	22,945,901	24,227,774
Pool #801510, 2.242%, 08/01/34(a)	1,867,130	1,978,254
Pool #794939, 1.760%, 10/01/34(a)	29,274	29,951
Pool #813565, 2.154%, 12/01/34(a)	6,361,784	6,653,463
Pool #745707, 2.441%, 12/01/34(a)	15,308,392	16,307,197
Pool #AD0064, 2.105%, 01/01/35(a)	17,686,048	18,813,153
Pool #805338, 2.201%, 01/01/35(a)	178,461	187,208
Pool #809384, 2.215%, 01/01/35(a)	421,849	441,947
Pool #813718, 2.312%, 01/01/35(a)	12,908,245	13,577,351
Pool #809772, 2.278%, 02/01/35(a)(b)	427,467	440,515
Pool #820598, 2.011%, 03/01/35(a)	871,009	916,848
Pool #814686, 2.224%, 03/01/35(a)	255,888	258,156
Pool #735545, 2.468%, 03/01/35(a)	4,903,996	5,196,063
Pool #995609, 2.608%, 04/01/35(a)	4,358,592	4,660,602
Pool #822302, 2.784%, 05/01/35(a)	1,057,092	1,130,187
Pool #821373, 5.255%, 06/01/35(a)	1,486,086	1,576,447
Pool #735766, 4.262%, 07/01/35(a)	1,642,578	1,740,491
Pool #735810, 2.938%, 08/01/35(a)	1,767,021	1,873,482
Pool #829334, 2.371%, 09/01/35(a)	132,547	140,947
Pool #817467, 5.145%, 09/01/35(a)	4,764,553	5,077,158

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

U.S. Government Securities Ultra-Short Bond Fund — concluded

	Shares or Principal Amount($)	Value($)

Federal National Mortgage Association—continued
Pool # AL0505, 2.502%, 11/01/35(a)	19,181,468	20,405,501
Pool # AD0377, 2.218%, 01/01/36(a)	3,491,012	3,701,564
Pool # 995540, 2.368%, 01/01/36(a)(b)	9,342,323	9,879,801
Pool # 995542, 2.433%, 02/01/36(a)	4,627,942	4,934,999
Pool # AL0854, 2.611%, 06/01/36(a)	12,413,945	13,235,094
Pool # AL1535, 2.701%, 06/01/36(a)	29,766,712	31,931,214
Pool # 745691, 4.091%, 06/01/36(a)	9,926,957	10,499,518
Pool # AE0329, 4.745%, 06/01/36(a)	3,345,339	3,543,293
Pool # 888859, 2.563%, 10/01/36(a)(b)	1,469,422	1,568,678
Pool # 745975, 2.299%, 11/01/36(a)	4,692,190	4,958,285
Pool # AA3517, 2.358%, 11/01/36(a)	10,357,184	11,030,911
Pool # 903166, 2.400%, 11/01/36(a)	3,533,849	3,747,300
Pool # 917290, 2.423%, 11/01/36(a)	4,553,153	4,855,136
Pool # 909313, 2.176%, 12/01/36(a)	1,726,636	1,832,050
Pool # AL0968, 2.557%, 12/01/36(a)	29,397,091	31,475,255
Pool # 905857, 2.635%, 12/01/36(a)	237,861	255,388
Pool # 888180, 2.571%, 01/01/37(a)	3,049,449	3,225,546
Pool # 906216, 2.626%, 01/01/37(a)	2,871,545	3,071,457
Pool # 535990, 2.442%, 04/01/37(a)	1,027,783	1,091,087
Pool # AA3518, 2.373%, 05/01/37(a)	14,410,369	15,348,575
Pool # AL0872, 2.397%, 07/01/37(a)	5,713,785	6,101,229
Pool # AL0960, 3.118%, 07/01/37(a)	32,438,280	34,368,099
Pool # 995059, 4.746%, 08/01/37(a)	3,123,745	3,299,875
Pool # AD0380, 2.470%, 10/01/37(a)	12,717,197	13,557,679
Pool # AL0966, 3.184%, 11/01/37(a)	9,174,761	9,733,902

	Shares or Principal Amount($)	Value($)

Federal National Mortgage Association—continued
Pool # AE0332, 3.552%, 11/01/37(a)	10,299,373	10,863,225
Pool # AL0967, 2.557%, 04/01/38(a)	27,890,259	29,855,462
Pool # 976778, 4.475%, 04/01/38(a)	9,635,338	10,307,902
Pool # AE0107, 5.232%, 10/01/38(a)	6,638,193	7,148,541
Pool # AE0279, 4.679%, 11/01/38(a)	2,882,425	3,091,257
Pool # AE0057, 3.342%, 02/01/39(a)	10,894,816	11,574,416
Pool # 725874, 2.418%, 09/01/39(a)	126,217	133,506
Pool # AE0066, 2.619%, 09/01/39(a)	30,598,155	32,322,990

		896,929,294

Total U.S. Government Agency Mortgages (Cost $1,292,237,722)		1,318,072,233

Money Market Fund (8.0%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.00%(e)	162,888,386	162,888,386

Total Money Market Fund (Cost $162,888,386)		162,888,386

Total Investments (Cost $2,106,992,940) — 104.9%		2,134,213,902
Liabilities in excess of other assets — (4.9)%		(100,448,963)

Net Assets — 100.0%		$2,033,764,939

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2012.

(b)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 1.4% of net assets as of March 31, 2012.

(e)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Virginia Intermediate Municipal Bond Fund

	Shares or Principal Amount($)	Value($)

Municipal Bonds (96.8%)
District of Columbia (4.6%)
Metropolitan Washington D.C. Airports Authority, Airport System, Series A, RB, 5.000%, 10/01/29	2,500,000	2,754,400
Metropolitan Washington D.C. Airports Authority, Airport System, Series B, RB, 5.000%, 10/01/26, BHAC	2,175,000	2,411,335
Washington D.C. Metropolitan Area Transit Authority, Gross Revenue, Series A, RB, 5.125%, 07/01/32	2,000,000	2,203,780

		7,369,515

Puerto Rico (1.7%)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Series A, RB, 5.125%, 07/01/37	1,000,000	975,710
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Series C, RB, 5.000%, 08/01/22	1,500,000	1,763,745

		2,739,455

Virginia (90.5%)
Arlington County, GO, 5.000%, 03/15/15(a)	4,500,000	5,094,180
Bedford County Economic Development Authority, Public Facilities Lease, RB, 5.250%, 05/01/24, NATL-RE	2,890,000	3,302,027
Chesapeake Water & Sewer, GO, 5.000%, 12/01/19	2,465,000	2,754,662
Fairfax County Economic Development Authority, RB, 5.000%, 08/01/22	3,700,000	4,389,569
Fairfax County Economic Development Authority, Lease Revenue, RB, 5.000%, 05/15/18	1,770,000	2,110,070
Fairfax County Water Authority, RB, 5.000%, 04/01/26	1,535,000	1,858,854
Fauquier County, GO, 5.000%, 07/01/19, Pre-refunded 07/01/2016 @ 100, NATL-RE	2,100,000	2,469,957

	Shares or Principal Amount($)	Value($)

Virginia—continued
Greater Richmond Convention Center Authority, Hotel Tax, RB, 5.000%, 06/15/16, NATL-RE	2,855,000	3,165,367
Hampton, Series A, GO, 5.000%, 01/15/20	1,000,000	1,206,810
Hampton Roads Sanitation District Wastewater, RB, 5.000%, 04/01/23	1,060,000	1,217,537
Hampton Roads Sanitation District Wastewater, RB, 5.000%, 04/01/24	2,425,000	2,775,170
Hanover County Development Authority, Regional Medical Care Project, RB, 6.375%, 08/15/18, NATL-RE	5,495,000	6,161,159
Henrico County Economic Development Authority, Residential Care Facilities, Series A, RB, 6.500%, 06/01/22, MSF	980,000	982,881
Henry County Public Service Authority, Water & Sewer, RB, 5.250%, 11/15/13, MSF, AGM	1,500,000	1,616,760
James City County Economic Development Authority, Public Facility Project, RB, 5.000%, 06/15/21, AGM	2,215,000	2,492,982
Loudoun County Industrial Development Authority, Series A, RB, 5.000%, 06/01/31	2,000,000	2,241,820
Loudoun County Sanitation Authority, Water & Sewage, RB, 5.000%, 01/01/21	2,460,000	3,067,694
Loudoun County Sanitation Authority, Water & Sewage, RB, 5.000%, 01/01/25, Pre-refunded 01/01/2015 @ 100	1,000,000	1,102,580
Loudoun County, Public Improvement, GO, 5.000%, 06/01/14	3,500,000	3,849,650

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Virginia Intermediate Municipal Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Virginia—continued
New Kent County Economic Development Authority, School & Governmental Projects, RB, 5.000%, 02/01/18, AGM	2,225,000	2,570,832
Newport News, GO, 5.250%, 07/01/15(a)	3,000,000	3,450,780
Norfolk, Series C, GO, 5.000%, 04/01/16	1,105,000	1,285,800
Norfolk Water Revenue, RB, 5.000%, 11/01/29(b)	785,000	914,062
Norfolk Water Revenue, RB, 5.000%, 11/01/31(b)	500,000	576,580
Peninsula Ports Authority, Residential Care Facility, Series A, RB, 7.375%, 12/01/23, Pre-refunded 12/01/2013 @ 100	3,520,000	3,927,440
Pittsylvania County, GO, 5.000%, 03/01/21	1,000,000	1,197,970
Pittsylvania County, Series B, GO, 5.000%, 03/01/22	1,000,000	1,182,930
Portsmouth, Series A, GO, 5.000%, 07/15/31	1,750,000	2,017,645
Portsmouth, Series B, GO, 5.250%, 07/15/24	1,000,000	1,184,350
Portsmouth, Series D, GO, 5.000%, 07/15/23	1,250,000	1,494,763
Powhatan County, GO, 5.000%, 01/15/32	1,580,000	1,768,905
Richmond, GO, 5.000%, 07/15/24, AGM	1,435,000	1,639,301
Richmond, Series B, GO, 5.000%, 07/15/18	2,000,000	2,436,720
Richmond Industrial Development Authority, Government Facilities, RB, 5.000%, 07/15/18, AMBAC	1,795,000	1,972,256
Roanoke, GO, 5.000%, 10/01/18	2,450,000	2,979,396
Roanoke, Series B, GO, 5.000%, 02/01/24, Pre-refunded 02/01/2015 @ 101	2,500,000	2,836,325
Roanoke Economic Development Authority, Hospital Revenue, RB, 5.000%, 07/01/27	1,000,000	1,095,710

	Shares or Principal Amount($)	Value($)

Virginia—continued
Roanoke Economic Development Authority, Hospital Revenue, RB, 5.000%, 07/01/30	500,000	540,375
Smyth County Industrial Development Authority, Mountain States Health Alliance, RB, 5.000%, 07/01/23	1,000,000	1,048,490
Tobacco Settlement Financing Corp., RB, 5.500%, 06/01/26, Pre-refunded 06/01/2015 @ 100, MSF	4,940,000	5,400,507
Virginia Beach, Public Improvement, Series C, GO, 5.000%, 09/15/16	2,325,000	2,751,730
Virginia College Building Authority, Educational Facilities Project, Series B, RB, 5.000%, 03/01/21	1,250,000	1,538,175
Virginia College Building Authority, Educational Facilities Project, Washington & Lee University, RB, 5.375%, 01/01/21, MSF	3,950,000	4,763,858
Virginia College Building Authority, Public Higher Educational Financing Program, Series A, RB, 5.000%, 09/01/17	3,000,000	3,494,430
Virginia College Building Authority, Public Higher Educational Financing Program, Series A, RB, 5.000%, 09/01/27	5,000,000	5,638,900
Virginia Commonwealth University, Health System Authority, RB, 5.000%, 07/01/30	1,460,000	1,577,764
Virginia Housing Development Authority, Commonwealth Mortgage, Series A-1, RB, 3.650%, 01/01/18, GO	1,205,000	1,301,749
Virginia Housing Development Authority, Commonwealth Mortgage, Series E, RB, 6.000%, 07/01/25, GO of Authority	2,450,000	2,728,565

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2012

Virginia Intermediate Municipal Bond Fund — concluded

	Shares or Principal Amount($)	Value($)

Virginia—continued
Virginia Public Building Authority Facilities, Series A, RB, 5.000%, 08/01/26	2,500,000	2,943,175
Virginia Public Building Authority Facilities, Series B, RB, 5.000%, 08/01/20	4,000,000	4,868,840
Virginia Public School Authority, School Financing, RB, 5.000%, 07/15/26	2,000,000	2,265,040
Virginia Resources Authority, Clean Water State Revolving Fund, Series B, RB, 5.000%, 10/01/30	1,000,000	1,187,900
Virginia Resources Authority, Clean Water State Revolving Fund, RB, 5.000%, 10/01/20	2,000,000	2,340,280
Virginia Resources Authority, Clean Water State Revolving Fund, RB, 5.000%, 10/01/27	2,065,000	2,454,253
Virginia Resources Authority Clean Water, Revolving Fund, RB, 5.000%, 10/01/16	2,030,000	2,397,938
Virginia Resources Authority Infrastructure, Pooled Financing Program, Series A, RB, 5.000%, 11/01/18	2,775,000	3,401,595
Virginia State, Series A, GO, 5.000%, 06/01/19, Pre-refunded 06/01/2014 @ 100	3,170,000	3,486,620

	Shares or Principal Amount($)	Value($)

Virginia—continued
Winchester, GO, 5.000%, 11/01/18, Pre-refunded 11/01/2015 @ 100, NATL-RE/FGIC	2,000,000	2,309,660

		144,831,338

Total Municipal Bonds (Cost $143,004,244)		154,940,308

Money Market Fund (3.3%)
Federated Virginia Municipal Cash Trust, Institutional Share, 0.01%(c)	5,268,179	5,268,179

Total Money Market Fund (Cost $5,268,179)		5,268,179

Total Investments (Cost $148,272,423) — 100.1%		160,208,487
Liabilities in excess of other assets — (0.1)%		(100,463)

Net Assets — 100.0%		$160,108,024

(a)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(b)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2012.

Investment Abbreviations

AGM	—	Security guaranteed by Assured Guaranty Municipal Corporation
AMBAC	—	Security guaranteed by American Municipal Bond Assurance Corporation
BHAC	—	Security guaranteed by Berkshire Hathaway Assurance Corporation
FGIC	—	Security guaranteed by Financial Guaranty Insurance Company
GO	—	General Obligation
MSF	—	Mandatory Sinking Fund
NATL-RE	—	Reinsurance provided by National Public Finance Guarantee Corporation
RB	—	Revenue Bond

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2012

	Core Bond Fund	Corporate Bond Fund	Georgia Tax-Exempt Bond Fund	High Grade Municipal Bond Fund	High Income Fund
Assets:
Total Investments, at Cost	$475,354,636	$73,507,874	$140,584,500	$45,448,355	$757,891,080

Total Investments, at Value*	$484,917,467	$77,895,407	$150,656,386	$49,487,260	$756,420,395
Interest and Dividends Receivable	2,779,361	881,015	1,600,944	598,147	11,468,592
Securities Lending Income Receivable	—	15	—	—	17,839
Receivable for Capital Shares Issued	1,003,055	47,558	24,261	93,324	1,915,181
Receivable for Investment Securities Sold	9,009,381	2,175,518	—	1,840,255	6,035,240
Receivable for Investment Securities Sold on a When-issued Basis	8,326,180	—	1,005,794	1,945,280	701,984
Prepaid Expenses and Other Assets	26,786	26,865	8,896	15,667	47,712

Total Assets	506,062,230	81,026,378	153,296,281	53,979,933	776,606,943

Liabilities:
Payable for Investment Securities Purchased	4,689,896	437,817	—	—	7,121,474
Payable for Investment Securities Purchased on a When-issued Basis	33,897,150	647,173	2,088,096	2,722,398	16,435,937
Payable for Capital Shares Redeemed	507,742	16,254	628,969	1,266	1,451,911
Payable Upon Return of Securities Loaned	—	—	—	—	54,246,646
Income Distributions Payable	151,044	19,258	405,913	103,381	736,404
Investment Advisory Fees Payable	95,791	26,261	70,536	23,288	340,285
Administration Fees Payable	6,293	1,105	2,097	658	9,053
Fund Accounting Fees Payable	6,447	1,349	2,657	869	9,833
Transfer Agency Fees Payable	5,381	1,262	691	905	22,587
Compliance and Fund Services Fees Payable	7,370	1,229	2,446	805	10,795
Distribution and Service Fees Payable	7,999	16,604	535	886	33,394
Shareholder Servicing Fees Payable	47,645	2,878	—	—	323
Custodian Fees Payable	3,833	2,034	1,440	1,275	4,767
Other Accrued Expenses	22,081	8,247	9,718	5,534	30,613

Total Liabilities	39,448,672	1,181,471	3,213,098	2,861,265	80,454,022

Total Net Assets	$466,613,558	$79,844,907	$150,083,183	$51,118,668	$696,152,921

Net Assets Consist of:
Capital	$455,074,097	$75,084,702	$146,120,467	$46,155,503	$700,695,729
Accumulated Net Investment Income (Loss)	(562,787)	(214,429)	190,857	(7,124)	(351,835)
Accumulated Net Realized Gain (Loss) from Investments, Swap and Foreign Currency Transactions	2,539,417	587,101	(6,300,027)	931,384	(2,720,288)
Net Unrealized Appreciation (Depreciation) on Investments	9,562,831	4,387,533	10,071,886	4,038,905	(1,470,685)

Net Assets	$466,613,558	$79,844,907	$150,083,183	$51,118,668	$696,152,921

Net Assets:
I Shares	$439,017,393	$57,203,104	$145,802,829	$42,963,298	$576,625,705
A Shares	21,644,262	4,324,875	4,280,354	8,155,370	99,210,156
C Shares	—	18,316,928	—	—	—
R Shares	5,951,903	—	—	—	20,317,060
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	39,560,596	6,116,358	13,814,640	3,590,921	83,682,899
A Shares	1,950,662	460,208	404,908	681,327	14,387,133
C Shares	—	1,958,679	—	—	—
R Shares	535,981	—	—	—	2,947,223
Net Asset Value and Redemption Price Per Share:
I Shares	$11.10	$9.35	$10.55	$11.96	$6.89
A Shares	11.10	9.40	10.57	11.97	6.90
C Shares(a)	—	9.35	—	—	—
R Shares	11.10	—	—	—	6.89
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) of net asset value adjusted to the nearest cent):
A Shares	$11.65	$9.87	$11.10	$12.57	$7.24
Maximum Sales Charge — A Shares	4.75%	4.75%	4.75%	4.75%	4.75%

*	Investments include securities on loan of $-, $-, $-, $- and $52,185,362, respectively.

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2012

	Intermediate Bond Fund	Investment Grade Tax-Exempt Bond Fund	Limited Duration Fund	Limited-Term Federal Mortgage Securities Fund	North Carolina Tax-Exempt Bond Fund
Assets:
Total Investments, at Cost	$1,235,992,279	$961,427,750	$15,980,470	$41,454,694	$49,125,497

Total Investments, at Value*	$1,274,581,911	$1,007,389,351	$16,003,151	$42,472,233	$52,238,024
Interest and Dividends Receivable	7,360,916	9,140,935	4,608	117,515	550,803
Securities Lending Income Receivable	1,402	—	—	—	—
Receivable for Capital Shares Issued	585,919	1,659,435	—	7,849	87,704
Receivable for Investment Securities Sold	2,874,790	25,932,970	—	2,958,303	—
Receivable for Investment Securities Sold on a When-issued Basis	—	17,026,450	—	2,001,574	338,489
Prepaid Expenses and Other Assets	43,199	33,624	4,705	25,088	8,752

Total Assets	1,285,448,137	1,061,182,765	16,012,464	47,582,562	53,223,772

Liabilities:
Payable for Investment Securities Purchased	12,694,839	10,122,241	—	—	—
Payable for Investment Securities Purchased on a When-issued Basis	63,540,701	60,704,871	—	9,117,014	2,021,419
Payable for Capital Shares Redeemed	685,282	617,873	—	72,900	268
Payable Upon Return of Securities Loaned	787,930	—	—	—	—
Income Distributions Payable	988,332	666,091	2,755	18,040	123,285
Investment Advisory Fees Payable	245,804	406,910	1,355	12,726	23,774
Administration Fees Payable	16,499	13,521	218	521	705
Fund Accounting Fees Payable	21,059	16,277	328	780	874
Transfer Agency Fees Payable	11,333	8,656	148	1,912	350
Compliance and Fund Services Fees Payable	19,598	15,916	258	638	828
Distribution and Service Fees Payable	2,702	9,565	—	7,268	96
Shareholder Servicing Fees Payable	100,691	84,556	—	1,406	—
Custodian Fees Payable	4,386	3,036	964	1,626	1,154
Other Accrued Expenses	53,051	44,135	4,089	5,085	5,952

Total Liabilities	79,172,207	72,713,648	10,115	9,239,916	2,178,705

Total Net Assets	$1,206,275,930	$988,469,117	$16,002,349	$38,342,646	$51,045,067

Net Assets Consist of:
Capital	$1,161,034,093	$925,975,786	$17,494,276	$52,885,475	$48,784,714
Accumulated Net Investment Income (Loss)	(1,845,583)	(224,204)	(2,487)	(36,534)	(63,096)
Accumulated Net Realized Gain (Loss) from Investments and Swap Transactions	8,497,788	16,755,934	(1,512,121)	(15,523,834)	(789,078)
Net Unrealized Appreciation (Depreciation) on Investments	38,589,632	45,961,601	22,681	1,017,539	3,112,527

Net Assets	$1,206,275,930	$988,469,117	$16,002,349	$38,342,646	$51,045,067

Net Assets:
I Shares	$1,194,207,343	$950,629,418	$16,002,349	$24,688,089	$50,412,055
A Shares	11,319,735	37,839,699	—	6,278,676	633,012
C Shares	—	—	—	7,375,881	—
R Shares	748,852	—	—	—	—
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	114,259,570	76,126,227	1,639,309	2,226,225	4,812,974
A Shares	1,082,657	3,026,656	—	567,256	60,586
C Shares	—	—	—	665,057	—
R Shares	71,645	—	—	—	—
Net Asset Value and Redemption Price Per Share:
I Shares	$10.45	$12.49	$9.76	$11.09	$10.47
A Shares	10.46	12.50	—	11.07	10.45
C Shares(a)	—	—	—	11.09	—
R Shares	10.45	—	—	—	—
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) of net asset value adjusted to the nearest cent):
A Shares	$10.98	$13.12	$—	$11.35	$10.97
Maximum Sales Charge — A Shares	4.75%	4.75%	—	2.50%	4.75%

*	Investments include securities on loan of $771,980, $-, $-, $- and $-, respectively.

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2012

	Seix Floating Rate High Income Fund	Seix High Yield Fund	Short-Term Bond Fund	Short-Term Municipal Bond Fund†	Short-Term U.S. Treasury Securities Fund
Assets:
Total Investments, at Cost	$3,650,511,558	$2,277,070,299	$308,556,558	$9,288,316	$19,481,251

Total Investments, at Value*	$3,644,326,008	$2,331,917,446	$313,438,215	$9,733,574	$19,678,217
Cash Collateral on Deposit at Broker	—	—	1,065,506	—	—
Interest and Dividends Receivable	15,552,411	40,737,262	1,582,275	92,886	96,016
Securities Lending Income Receivable	—	48,810	—	—	—
Receivable for Capital Shares Issued	6,093,638	7,870,475	610,182	287	169,821
Receivable for Investment Securities Sold	7,089,405	16,133,424	101,305	—	—
Receivable for Investment Securities Sold on a When-issued Basis	87,603,035	—	14,619,927	—	—
Unrealized Appreciation on Futures Contracts	—	—	94,925	—	—
Receivable from Adviser	—	—	—	837	581
Prepaid Expenses and Other Assets	132,783	61,135	27,834	7,424	22,740

Total Assets	3,760,797,280	2,396,768,552	331,540,169	9,835,008	19,967,375

Liabilities:
Due to Custodian	7,253	—	—	—	—
Payable for Investment Securities Purchased	8,221,409	14,382,648	—	—	—
Payable for Investment Securities Purchased on a When-issued Basis	236,873,883	27,904,000	14,603,416	—	—
Payable for Capital Shares Redeemed	5,281,433	9,067,606	116,490	425,629	60,492
Payable Upon Return of Securities Loaned	—	172,937,187	—	—	—
Income Distributions Payable	7,410,150	7,298,580	328,172	2,345	3,531
Investment Advisory Fees Payable	1,219,688	775,932	108,164	—	—
Administration Fees Payable	46,595	29,759	4,378	147	285
Fund Accounting Fees Payable	63,042	35,918	5,387	360	363
Transfer Agency Fees Payable	149,952	93,016	2,507	421	1,259
Compliance and Fund Services Fees Payable	56,206	34,985	5,174	177	323
Distribution and Service Fees Payable	38,118	9,187	2,914	502	7,272
Shareholder Servicing Fees Payable	527,304	31,932	3,337	—	1,172
Custodian Fees Payable	84,277	6,257	2,333	1,195	1,280
Other Accrued Expenses	149,806	93,244	16,729	3,013	4,248

Total Liabilities	260,129,116	232,700,251	15,199,001	433,789	80,225

Total Net Assets	$3,500,668,164	$2,164,068,301	$316,341,168	$9,401,219	$19,887,150

Net Assets Consist of:
Capital	$3,591,295,242	$2,136,515,988	$317,881,415	$8,442,529	$19,673,166
Accumulated Net Investment Income (Loss)	(1,832,220)	174,549	—	(12,480)	(104)
Accumulated Net Realized Gain (Loss) from Investments, Futures and Swap Transactions	(82,609,308)	(27,469,383)	(6,516,829)	525,912	17,122
Net Unrealized Appreciation (Depreciation) on Investments and Futures	(6,185,550)	54,847,147	4,976,582	445,258	196,966

Net Assets	$3,500,668,164	$2,164,068,301	$316,341,168	$9,401,219	$19,887,150

Net Assets:
I Shares	$3,419,351,458	$2,123,624,652	$310,854,429	$5,956,291	$8,501,732
A Shares	51,184,754	38,016,214	2,477,929	3,444,928	3,454,543
C Shares	30,131,952	—	3,008,810	—	7,930,875
R Shares	—	2,427,435	—	—	—
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	387,139,127	219,216,589	31,124,524	555,093	853,588
A Shares	5,796,070	4,014,777	247,384	321,081	347,211
C Shares	3,410,764	—	300,507	—	797,885
R Shares	—	250,714	—	—	—
Net Asset Value and Redemption Price Per Share:
I Shares	$8.83	$9.69	$9.99	$10.73	$9.96
A Shares	8.83	9.47	10.02	10.73	9.95
C Shares(a)	8.83	—	10.01	—	9.94
R Shares	—	9.68	—	—	—
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) of net asset value adjusted to the nearest cent):
A Shares	$9.06	$9.94	$10.28	$11.27	$10.21
Maximum Sales Charge — A Shares	2.50%	4.75%	2.50%	4.75%	2.50%

†	Formerly Maryland Municipal Bond Fund.

*	Investments include securities on loan of $-, $169,160,613, $-, $- and $-, respectively.

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2012

	Total Return Bond Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund	U.S. Government Securities Ultra-Short Bond Fund	Virginia Intermediate Municipal Bond Fund
Assets:
Total Investments, at Cost	$1,046,117,530	$111,464,663	$43,898,925	$2,106,992,940	$148,272,423

Total Investments, at Value	$1,074,037,517	$112,056,678	$44,766,572	$2,134,213,902	$160,208,487
Cash Collateral on Deposit at Broker	—	234,253	—	3,773,256	—
Interest and Dividends Receivable	6,138,204	498,545	185,756	4,696,695	1,828,801
Appreciated Swap Agreements, at Value	5,872,795	—	—	—	—
Receivable for Capital Shares Issued	3,475,028	9,869	60,679	4,356,059	68,622
Receivable for Investment Securities Sold	22,300,858	28,112	—	6,003,119	—
Receivable for Investment Securities Sold on a When-issued Basis	12,857,307	5,742,089	—	213,589,910	1,073,492
Unrealized Appreciation on Forward Foreign Currency Contracts	1,632,775	—	—	—	—
Premiums Receivable On Open Swap Agreements	116,147	—	—	—	—
Prepaid Expenses and Other Assets	1,049,730	17,973	23,789	46,443	10,743

Total Assets	1,127,480,361	118,587,519	45,036,796	2,366,679,384	163,190,145

Liabilities:
Due to Custodian	—	—	—	49,998,250	—
Payable for Investment Securities Purchased	3,810,591	—	—	640,086	—
Payable for Investment Securities Purchased on a When-issued Basis	56,914,109	5,735,603	—	277,512,607	2,526,197
Depreciated Swap Agreements, at Value	2,238,210	—	—	—	—
Payable for Capital Shares Redeemed	1,068,833	147,731	35,789	3,652,857	94,803
Income Distributions Payable	389,077	40,630	5,098	279,766	364,693
Unrealized Depreciation on Forward Foreign Currency Contracts	1,769,025	—	—	—	—
Investment Advisory Fees Payable	213,014	21,482	18,843	319,591	75,071
Administration Fees Payable	14,045	1,514	572	27,230	2,199
Fund Accounting Fees Payable	15,460	2,312	916	31,896	2,864
Transfer Agency Fees Payable	21,714	2,023	1,356	25,891	1,272
Compliance and Fund Services Fees Payable	16,541	1,867	737	31,966	2,612
Distribution and Service Fees Payable	15,778	—	2,554	—	1,597
Shareholder Servicing Fees Payable	56,434	7,232	12,723	302,903	—
Custodian Fees Payable	5,848	2,212	1,332	6,322	1,584
Other Accrued Expenses	45,500	8,309	5,308	85,080	9,229

Total Liabilities	66,594,179	5,970,915	85,228	332,914,445	3,082,121

Total Net Assets	$1,060,886,182	$112,616,604	$44,951,568	$2,033,764,939	$160,108,024

Net Assets Consist of:
Capital	$1,024,353,575	$115,849,666	$42,937,073	$2,023,672,818	$147,420,748
Accumulated Net Investment Income (Loss)	(1,977,807)	—	—	(1,812)	19,873
Accumulated Net Realized Gain (Loss) from Investments, Futures, Swap and Foreign Currency Transactions	10,784,150	(3,825,077)	1,146,848	(17,127,029)	731,339
Net Unrealized Appreciation (Depreciation) on Investments, Swaps and Foreign Currencies	27,726,264	592,015	867,647	27,220,962	11,936,064

Net Assets	$1,060,886,182	$112,616,604	$44,951,568	$2,033,764,939	$160,108,024

Net Assets:
I Shares	$996,212,883	$112,616,604	$40,754,013	$2,033,764,939	$147,598,768
A Shares	44,358,638	—	1,796,510	—	12,509,256
C Shares	—	—	2,401,045	—	—
R Shares	20,314,661	—	—	—	—
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	92,462,746	11,322,796	4,689,808	200,510,683	13,885,184
A Shares	3,988,043	—	206,722	—	1,177,123
C Shares	—	—	276,298	—	—
R Shares	1,885,071	—	—	—	—
Net Asset Value and Redemption Price Per Share:
I Shares	$10.77	$9.95	$8.69	$10.14	$10.63
A Shares	11.12	—	8.69	—	10.63
C Shares(a)	—	—	8.69	—	—
R Shares	10.78	—	—	—	—
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) of net asset value adjusted to the nearest cent):
A Shares	$11.67	$—	$9.12	$—	$11.16
Maximum Sales Charge — A Shares	4.75%	—	4.75%	—	4.75%

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Year Ended March 31, 2012

	Core Bond Fund	Corporate Bond Fund	Georgia Tax-Exempt Bond Fund	High Grade Municipal Bond Fund	High Income Fund
Investment Income:
Interest Income	$9,235,921	$3,348,172	$6,425,892	$1,992,445	$42,667,860
Dividend Income	12,007	10,859	2,851	3,029	1,068,154
Income from Securities Lending	16,455	453	—	—	269,567

Total Investment Income	9,264,383	3,359,484	6,428,743	1,995,474	44,005,581

Expenses:
Investment Advisory Fees	1,276,766	292,893	847,076	279,496	3,252,008
Administration Fees	32,973	6,921	14,247	4,540	49,270
Fund Accounting Fees	40,080	9,357	18,782	6,430	66,959
Transfer Agency Fees	45,240	37,890	7,591	7,395	197,500
Compliance & Fund Services Fees	27,089	5,748	11,941	4,068	44,512
Distribution and Service Fees — A Shares	59,231	7,782	6,338	11,055	271,175
Distribution and Service Fees — C Shares	—	171,962	—	—	—
Distribution and Service Fees — R Shares	31,115	—	—	—	86,750
Shareholder Servicing Fees — I Shares	110,383	14,486	—	—	—
Shareholder Servicing Fees — A Shares	12,762	—	—	—	—
Shareholder Servicing Fees — R Shares	11,890	—	—	—	24,207
Custodian Fees	34,699	10,767	9,770	8,661	38,826
Printing Fees	25,296	8,569	8,901	4,929	59,560
Registration Fees	37,118	35,149	15,313	7,412	49,971
Trustee Fees	17,251	3,951	8,059	2,754	29,131
Other Fees	40,766	13,925	20,351	9,646	54,565

Total Expenses	1,802,659	619,400	968,369	346,386	4,224,434
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	—	—	(11,057)	—
Less: Custodian Credits (Note 3)	(401)	(10)	(24)	—	(165)

Net Expenses	1,802,258	619,390	968,345	335,329	4,224,269

Net Investment Income (Loss)	7,462,125	2,740,094	5,460,398	1,660,145	39,781,312

Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Foreign Currencies:
Net Realized Gain (Loss) from:
Investment and Foreign Currency Transactions	23,753,727	4,073,160	1,263,832	2,029,706	(1,624,448)
Credit Default Swap Agreements	(43,963)	—	—	—	(836,650)
Interest Rate Swap Agreements	448,825	—	—	—	—
Forward Foreign Currency Contracts	(48,410)	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(2,317,671)	(707,485)	11,352,043	2,771,486	(20,252,429)
Credit Default Swap Agreements	16,433	—	—	—	21,473

Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Foreign Currencies	21,808,941	3,365,675	12,615,875	4,801,192	(22,692,054)

Change in Net Assets from Operations	$29,271,066	$6,105,769	$18,076,273	$6,461,337	$17,089,258

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Year Ended March 31, 2012

	Intermediate Bond Fund	Investment Grade Tax-Exempt Bond Fund	Limited Duration Fund	Limited-Term Federal Mortgage Securities Fund	North Carolina Tax-Exempt Bond Fund
Investment Income:
Interest Income	$29,537,049	$27,373,450	$186,629	$760,659	$2,001,280
Dividend Income	664	46,253	7	62	842
Income from Securities Lending	44,517	—	—	—	—

Total Investment Income	29,582,230	27,419,703	186,636	760,721	2,002,122

Expenses:
Investment Advisory Fees	2,968,795	4,489,837	19,532	222,750	279,747
Administration Fees	114,102	84,507	1,727	3,915	4,719
Fund Accounting Fees	148,932	106,264	2,491	5,483	6,474
Transfer Agency Fees	97,047	115,773	1,428	19,356	3,438
Compliance & Fund Services Fees	95,188	67,321	1,526	3,558	4,156
Distribution and Service Fees — A Shares	33,172	104,487	—	13,026	1,125
Distribution and Service Fees — C Shares	—	—	—	74,061	—
Distribution and Service Fees — R Shares	3,994	—	—	—	—
Shareholder Servicing Fees — I Shares	594,688	436,676	—	2,738	—
Shareholder Servicing Fees — A Shares	9,598	3,656	—	1,216	—
Shareholder Servicing Fees — R Shares	1,886	—	—	—	—
Custodian Fees	36,482	20,320	6,992	11,001	8,098
Printing Fees	74,019	52,325	3,468	4,988	5,116
Registration Fees	12,858	43,691	10,180	34,322	16,667
Trustee Fees	63,874	46,189	1,080	2,363	2,777
Other Fees	128,440	94,128	5,832	8,939	9,611

Total Expenses	4,383,075	5,665,174	54,256	407,716	341,928
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	—	—	(26,833)	—
Less: Custodian Credits (Note 3)	(373)	(31)	(10)	—	—

Net Expenses	4,382,702	5,665,143	54,246	380,883	341,928

Net Investment Income (Loss)	25,199,528	21,754,560	132,390	379,838	1,660,194

Net Realized and Unrealized Gain (Loss) on Investments and Swaps:
Net Realized Gain (Loss) from:
Investment	50,580,909	31,174,794	27,008	1,648,219	772,901
Credit Default Swap Agreements	(176,764)	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	4,059,829	38,646,859	(61,977)	830,750	3,150,616
Credit Default Swap Agreements	66,581	—	—	—	—

Net Realized and Unrealized Gain (Loss) on Investments and Swaps	54,530,555	69,821,653	(34,969)	2,478,969	3,923,517

Change in Net Assets from Operations	$79,730,083	$91,576,213	$97,421	$2,858,807	$5,583,711

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Year Ended March 31, 2012

	Seix Floating Rate High Income Fund	Seix High Yield Fund	Short-Term Bond Fund	Short-Term Municipal Bond Fund†	Short-Term U.S. Treasury Securities Fund
Investment Income:
Interest Income	$227,743,901	$144,786,720	$7,932,280	$757,051	$361,369
Dividend Income	460,924	951,113	4,404	656	6
Income from Securities Lending	—	760,321	—	—	—

Total Investment Income	228,204,825	146,498,154	7,936,684	757,707	361,375

Expenses:
Investment Advisory Fees	15,023,730	7,938,570	1,278,236	114,009	94,207
Administration Fees	327,214	171,058	29,506	1,897	2,187
Fund Accounting Fees	431,494	229,606	40,463	3,026	3,190
Transfer Agency Fees	1,472,631	971,734	26,485	4,745	13,555
Compliance & Fund Services Fees	282,227	149,693	25,325	1,751	1,890
Distribution and Service Fees — A Shares	187,420	85,355	6,845	6,018	7,025
Distribution and Service Fees — C Shares	281,653	—	29,383	—	79,789
Distribution and Service Fees — R Shares	—	13,712	—	—	—
Shareholder Servicing Fees — I Shares	2,910,818	167,492	8,181	—	2,672
Shareholder Servicing Fees — A Shares	17,038	1,414	2,850	—	1,343
Shareholder Servicing Fees — C Shares	3	—	—	—	—
Shareholder Servicing Fees — R Shares	—	4,069	—	—	—
Custodian Fees	572,165	54,000	16,591	7,711	8,563
Printing Fees	238,417	116,344	16,413	5,598	3,903
Registration Fees	75,702	59,701	34,530	15,115	33,832
Trustee Fees	187,677	97,677	17,144	1,277	1,397
Other Fees	311,163	188,325	40,045	6,797	7,683

Total Expenses	22,319,352	10,248,750	1,571,997	167,944	261,236
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	—	—	(22,692)	(54,081)
Less: Custodian Credits (Note 3)	(94)	(426)	(94)	—	—

Net Expenses	22,319,258	10,248,324	1,571,903	145,252	207,155

Net Investment Income (Loss)	205,885,567	136,249,830	6,364,781	612,455	154,220

Net Realized and Unrealized Gain (Loss) on Investments, Futures and Swaps:
Net Realized Gain (Loss) from:
Investment	(42,456,428)	17,591,710	2,750,732	1,614,041	276,128
Futures Contracts	—	—	(2,001,517)	—	—
Credit Default Swap Agreements	—	(3,250,820)	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(72,504,487)	(66,538,577)	829,749	96,893	(223,465)
Futures Contracts	—	—	94,925	—	—

Net Realized and Unrealized Gain (Loss) on Investments, Futures and Swaps	(114,960,915)	(52,197,687)	1,673,889	1,710,934	52,663

Change in Net Assets from Operations	$90,924,652	$84,052,143	$8,038,670	$2,323,389	$206,883

† Formerly Maryland Municipal Bond Fund.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Year Ended March 31, 2012

	Total Return Bond Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund	U.S. Government Securities Ultra-Short Bond Fund	Virginia Intermediate Municipal Bond Fund
Investment Income:
Interest Income	$21,621,777	$1,676,081	$966,624	$15,800,812	$6,300,090
Dividend Income	29,014	1,698	24	2,714	414
Income from Securities Lending	54,637	—	—	—	—

Total Investment Income	21,705,428	1,677,779	966,648	15,803,526	6,300,504

Expenses:
Investment Advisory Fees	1,991,491	275,929	253,833	3,299,948	925,086
Administration Fees	73,853	11,362	4,385	159,728	15,453
Fund Accounting Fees	93,301	15,683	6,539	206,734	20,331
Transfer Agency Fees	208,538	16,663	14,594	226,579	13,086
Compliance & Fund Services Fees	62,223	10,033	4,068	135,178	12,967
Distribution and Service Fees — A Shares	67,008	—	6,140	—	18,991
Distribution and Service Fees — C Shares	—	—	25,529	—	—
Distribution and Service Fees — R Shares	36,046	—	—	—	—
Shareholder Servicing Fees — I Shares	283,524	33,246	25,956	1,744,361	—
Shareholder Servicing Fees — A Shares	18,531	—	583	—	—
Shareholder Servicing Fees — R Shares	4,323	—	—	—	—
Custodian Fees	50,590	14,201	8,889	42,206	10,088
Printing Fees	50,526	7,992	4,895	109,529	9,466
Registration Fees	69,105	24,349	31,762	45,269	17,793
Trustee Fees	39,807	6,572	2,770	88,728	8,738
Other Fees	82,352	15,541	10,294	168,041	20,824

Total Expenses	3,131,218	431,571	400,237	6,226,301	1,072,823
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	—	(1,618)	—	—
Less: Custodian Credits (Note 3)	(504)	(23)	—	(172)	—

Net Expenses	3,130,714	431,548	398,619	6,226,129	1,072,823

Net Investment Income (Loss)	18,574,714	1,246,231	568,029	9,577,397	5,227,681

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Swaps and Foreign Currencies:
Net Realized Gain (Loss) from:
Investment and Foreign Currency Transactions	28,352,740	206,849	3,356,022	8,198,825	2,209,535
Futures Contracts	—	24,611	—	(961,099)	—
Credit Default Swap Agreements	9,009,957	—	—	—	—
Interest Rate Swap Agreements	1,281,198	—	—	—	—
Forward Foreign Currency Contracts	1,382,132	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments and Foreign Currencies	11,100,884	(5,941)	167,329	14,153,073	6,562,584
Credit Default Swap Agreements	(24,965)	—	—	—	—
Forward Foreign Currency Contracts	(136,250)	—	—	—	—

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Swaps and Foreign Currencies	50,965,696	225,519	3,523,351	21,390,799	8,772,119

Change in Net Assets from Operations	$69,540,410	$1,471,750	$4,091,380	$30,968,196	$13,999,800

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Periods Indicated

	Core Bond Fund		Corporate Bond Fund		Georgia Tax-Exempt Bond Fund
	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11
Operations:
Net Investment Income	$7,462,125	$12,014,783	$2,740,094	$6,194,619	$5,460,398	$8,181,686
Net Realized Gain (Loss)	24,110,179	11,603,833	4,073,160	12,194,305	1,263,832	(2,937,784)
Net Change in Unrealized Appreciation (Depreciation)	(2,301,238)	(7,707,931)	(707,485)	(5,381,982)	11,352,043	(7,494,157)

Change in Net Assets from Operations	29,271,066	15,910,685	6,105,769	13,006,942	18,076,273	(2,250,255)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(7,644,796)	(7,713,607)	(2,128,601)	(5,359,494)	(5,316,936)	(7,862,131)
A Shares	(400,767)	(470,866)	(95,460)	(177,839)	(143,422)	(321,223)
C Shares	—	—	(515,969)	(657,880)	—	—
R Shares	(107,688)	(125,675)	—	—	—	—
Tax Return of Capital:
I Shares	—	(2,939,328)	—	—	—	—
A Shares	—	(205,858)	—	—	—	—
R Shares	—	(64,015)	—	—	—	—
Net Realized Gains:
I Shares	(18,964,864)	(15,435,382)	(3,859,873)	(1,929,031)	—	—
A Shares	(1,163,981)	(1,016,483)	(214,633)	(103,214)	—	—
C Shares	—	—	(1,265,689)	(429,724)	—	—
R Shares	(357,204)	(318,076)	—	—	—	—

Total Dividends and Distributions	(28,639,300)	(28,289,290)	(8,080,225)	(8,657,182)	(5,460,358)	(8,183,354)

Change in Net Assets from Capital Transactions	144,315,144	(74,593,811)	296,786	(103,975,535)	(28,084,239)	(40,055,865)

Change in Net Assets	144,946,910	(86,972,416)	(1,677,670)	(99,625,775)	(15,468,324)	(50,489,474)

Net Assets:
Beginning of Period	321,666,648	408,639,064	81,522,577	181,148,352	165,551,507	216,040,981

End of Period	$466,613,558	$321,666,648	$79,844,907	$81,522,577	$150,083,183	$165,551,507

Accumulated Net Investment Income (Loss), End of Period	$(562,787)	$(922,837)	$(214,429)	$(325,096)	$190,857	$190,817

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Periods Indicated

	Core Bond Fund		Corporate Bond Fund		Georgia Tax-Exempt Bond Fund
	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11
Capital Transactions:
I Shares:
Proceeds from Shares Issued	$230,213,597	$79,442,338	$21,709,020	$28,969,465	$25,293,185	$51,331,434
Dividends Reinvested	23,374,153	23,760,673	5,159,258	3,645,141	276,448	441,558
Cost of Shares Redeemed	(110,968,103)	(167,960,176)	(31,426,786)	(131,523,496)	(52,043,352)	(87,539,240)

Change in Net Assets from I Shares	142,619,647	(64,757,165)	(4,558,508)	(98,908,890)	(26,473,719)	(35,766,248)

A Shares:
Proceeds from Shares Issued	8,751,020	5,510,073	3,388,655	1,356,806	309,150	395,821
Dividends Reinvested	1,436,036	1,466,370	211,520	179,896	88,410	134,885
Cost of Shares Redeemed	(7,725,376)	(14,039,099)	(1,348,793)	(3,906,253)	(2,008,080)	(4,820,323)

Change in Net Assets from A Shares	2,461,680	(7,062,656)	2,251,382	(2,369,551)	(1,610,520)	(4,289,617)

C Shares:
Proceeds from Shares Issued	—	—	3,786,500	373,228	—	—
Dividends Reinvested	—	—	1,246,228	799,831	—	—
Cost of Shares Redeemed	—	—	(2,428,816)	(3,870,153)	—	—

Change in Net Assets from C Shares	—	—	2,603,912	(2,697,094)	—	—

R Shares:
Proceeds from Shares Issued	341,015	227,363	—	—	—	—
Dividends Reinvested	419,820	461,690	—	—	—	—
Cost of Shares Redeemed	(1,527,018)	(3,463,043)	—	—	—	—

Change in Net Assets from R Shares	(766,183)	(2,773,990)	—	—	—	—

Change in Net Assets from Capital Transactions	$144,315,144	$(74,593,811)	$296,786	$(103,975,535)	$(28,084,239)	$(40,055,865)

Shares Transactions:
I Shares:
Issued	20,392,980	6,811,422	2,239,751	2,932,417	2,473,798	5,044,818
Reinvested	2,090,943	2,110,160	547,019	373,525	26,978	43,334
Redeemed	(9,816,795)	(14,634,211)	(3,251,132)	(13,107,846)	(5,122,166)	(8,782,333)

Change in I Shares	12,667,128	(5,712,629)	(464,362)	(9,801,904)	(2,621,390)	(3,694,181)

A Shares:
Issued	765,877	473,963	349,895	137,716	29,451	38,485
Reinvested	128,545	130,170	22,375	18,211	8,617	13,183
Redeemed	(678,486)	(1,216,167)	(140,098)	(395,340)	(203,039)	(476,359)

Change in A Shares	215,936	(612,034)	232,172	(239,413)	(164,971)	(424,691)

C Shares:
Issued	—	—	389,063	37,348	—	—
Reinvested	—	—	132,375	82,087	—	—
Redeemed	—	—	(250,674)	(392,435)	—	—

Change in C Shares	—	—	270,764	(273,000)	—	—

R Shares:
Issued	29,536	19,477	—	—	—	—
Reinvested	37,600	41,025	—	—	—	—
Redeemed	(134,931)	(298,499)	—	—	—	—

Change in R Shares	(67,795)	(237,997)	—	—	—	—

Change in Shares	12,815,269	(6,562,660)	38,574	(10,314,317)	(2,786,361)	(4,118,872)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Periods Indicated

	High Grade Municipal Bond Fund		High Income Fund		Intermediate Bond Fund
	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11
Operations:
Net Investment Income	$1,660,145	$2,364,204	$39,781,312	$17,420,463	$25,199,528	$41,880,438
Net Realized Gain (Loss)	2,029,706	841,212	(2,461,098)	10,449,286	50,404,145	32,194,679
Net Change in Unrealized Appreciation (Depreciation)	2,771,486	(2,160,581)	(20,230,956)	9,265,626	4,126,410	(14,616,206)

Change in Net Assets from Operations	6,461,337	1,044,835	17,089,258	37,135,375	79,730,083	59,458,911

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(1,428,088)	(2,094,288)	(32,588,069)	(14,896,170)	(24,939,559)	(35,298,486)
A Shares	(232,314)	(269,944)	(6,489,630)	(1,439,817)	(231,737)	(267,883)
R Shares	—	—	(1,187,832)	(1,048,221)	(10,885)	(16,224)
Tax Return of Capital:
I Shares	—	—	—	—	—	(4,359,053)
A Shares	—	—	—	—	—	(37,176)
R Shares	—	—	—	—	—	(2,865)
Net Realized Gains:
I Shares	(95,027)	—	(4,443,437)	(553,824)	(37,936,794)	(41,037,265)
A Shares	(16,625)	—	(874,159)	(56,403)	(412,228)	(362,944)
R Shares	—	—	(178,289)	(39,752)	(22,701)	(24,992)

Total Dividends and Distributions	(1,772,054)	(2,364,232)	(45,761,416)	(18,034,187)	(63,553,904)	(81,406,888)

Change in Net Assets from Capital Transactions	(9,179,229)	(3,880,407)	243,912,524	293,561,886	(129,640,910)	(230,486,295)

Change in Net Assets	(4,489,946)	(5,199,804)	215,240,366	312,663,074	(113,464,731)	(252,434,272)

Net Assets:
Beginning of Period	55,608,614	60,808,418	480,912,555	168,249,481	1,319,740,661	1,572,174,933

End of Period	$51,118,668	$55,608,614	$696,152,921	$480,912,555	$1,206,275,930	$1,319,740,661

Accumulated Net Investment Income (Loss), End of Period	$(7,124)	$(6,867)	$(351,835)	$(41,519)	$(1,845,583)	$(2,939,677)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Periods Indicated

	High Grade Municipal Bond Fund		High Income Fund		Intermediate Bond Fund
	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11
Capital Transactions:
I Shares:
Proceeds from Shares Issued	$6,534,232	$10,961,520	$541,743,152	$390,768,633	$250,996,340	$395,572,820
Dividends Reinvested	180,735	275,054	29,132,881	10,236,084	34,290,444	40,471,135
Cost of Shares Redeemed	(15,441,562)	(17,631,023)	(367,671,391)	(170,553,968)	(413,099,514)	(667,636,938)

Change in Net Assets from I Shares	(8,726,595)	(6,394,449)	203,204,642	230,450,749	(127,812,730)	(231,592,983)

A Shares:
Proceeds from Shares Issued	2,304,325	3,735,696	160,725,436	78,667,020	10,050,552	7,439,874
Dividends Reinvested	81,083	91,703	5,715,726	943,773	478,569	600,079
Cost of Shares Redeemed	(2,838,042)	(1,313,357)	(131,175,324)	(14,814,462)	(12,190,515)	(6,775,822)

Change in Net Assets from A Shares	(452,634)	2,514,042	35,265,838	64,796,331	(1,661,394)	1,264,131

R Shares:
Proceeds from Shares Issued	—	—	10,293,014	2,107,525	109,961	214,890
Dividends Reinvested	—	—	1,031,373	740,047	33,577	43,932
Cost of Shares Redeemed	—	—	(5,882,343)	(4,532,766)	(310,324)	(416,265)

Change in Net Assets from R Shares	—	—	5,442,044	(1,685,194)	(166,786)	(157,443)

Change in Net Assets from Capital Transactions	$(9,179,229)	$(3,880,407)	$243,912,524	$293,561,886	$(129,640,910)	$(230,486,295)

Shares Transactions:
I Shares:
Issued	563,655	975,559	78,425,514	55,337,099	23,738,365	36,955,330
Reinvested	15,614	24,404	4,256,915	1,461,445	3,266,983	3,850,153
Redeemed	(1,357,468)	(1,583,414)	(53,175,628)	(24,512,746)	(38,971,896)	(62,702,334)

Change in I Shares	(778,199)	(583,451)	29,506,801	32,285,798	(11,966,548)	(21,896,851)

A Shares:
Issued	193,685	329,246	23,049,111	11,084,549	936,767	698,083
Reinvested	6,994	8,125	834,723	132,945	45,581	57,041
Redeemed	(243,908)	(115,303)	(19,173,869)	(2,104,104)	(1,148,755)	(637,864)

Change in A Shares	(43,229)	222,068	4,709,965	9,113,390	(166,407)	117,260

R Shares:
Issued	—	—	1,487,650	300,427	10,373	20,206
Reinvested	—	—	151,213	107,100	3,200	4,176
Redeemed	—	—	(841,499)	(644,903)	(29,012)	(38,975)

Change in R Shares	—	—	797,364	(237,376)	(15,439)	(14,593)

Change in Shares	(821,428)	(361,383)	35,014,130	41,161,812	(12,148,394)	(21,794,184)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Periods Indicated

	Investment Grade Tax-Exempt Bond Fund		Limited Duration Fund		Limited-Term Federal Mortgage Securities Fund
	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11
Operations:
Net Investment Income	$21,754,560	$30,932,714	$132,390	$241,165	$379,838	$446,810
Net Realized Gain	31,174,794	9,395,394	27,008	95,300	1,648,219	1,203,002
Net Change in Unrealized Appreciation (Depreciation)	38,646,859	(18,311,258)	(61,977)	(43,342)	830,750	(270,211)

Change in Net Assets from Operations	91,576,213	22,016,850	97,421	293,123	2,858,807	1,379,601

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(21,017,875)	(30,314,385)	(112,879)	(184,605)	(664,764)	(493,330)
A Shares	(736,816)	(688,859)	—	—	(126,463)	(64,930)
C Shares	—	—	—	—	(86,322)	(128,682)
Net Realized Gains:
I Shares	(6,670,907)	(26,421,509)	—	—	—	—
A Shares	(268,548)	(722,951)	—	—	—	—

Total Dividends and Distributions	(28,694,146)	(58,147,704)	(112,879)	(184,605)	(877,549)	(686,942)

Change in Net Assets from Capital Transactions	(173,273,979)	72,675,572	(5,865,103)	(708,230)	(4,458,707)	8,265,675

Change in Net Assets	(110,391,912)	36,544,718	(5,880,561)	(599,712)	(2,477,449)	8,958,334

Net Assets:
Beginning of Period	1,098,861,029	1,062,316,311	21,882,910	22,482,622	40,820,095	31,861,761

End of Period	$988,469,117	$1,098,861,029	$16,002,349	$21,882,910	$38,342,646	$40,820,095

Accumulated Net Investment Income (Loss), End of Period	$(224,204)	$(224,073)	$(2,487)	$(2,762)	$(36,534)	$(34,461)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Periods Indicated

	Investment Grade Tax-Exempt Bond Fund		Limited Duration Fund		Limited-Term Federal Mortgage Securities Fund
	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11
Capital Transactions:
I Shares:
Proceeds from Shares Issued	$323,474,282	$384,066,926	$37	$344,822	$12,082,654	$24,912,909
Dividends Reinvested	16,073,453	25,727,641	74,630	128,216	408,087	284,907
Cost of Shares Redeemed	(517,156,994)	(345,053,160)	(5,939,770)	(1,181,268)	(19,737,886)	(16,136,100)

Change in Net Assets from I Shares	(177,609,259)	64,741,407	(5,865,103)	(708,230)	(7,247,145)	9,061,716

A Shares:
Proceeds from Shares Issued	11,646,090	13,282,124	—	—	9,649,651	1,114,896
Dividends Reinvested	531,390	806,996	—	—	64,737	50,949
Cost of Shares Redeemed	(7,842,200)	(6,154,955)	—	—	(6,584,528)	(895,056)

Change in Net Assets from A Shares	4,335,280	7,934,165	—	—	3,129,860	270,789

C Shares:
Proceeds from Shares Issued	—	—	—	—	457,164	431,555
Dividends Reinvested	—	—	—	—	69,020	104,825
Cost of Shares Redeemed	—	—	—	—	(867,606)	(1,603,210)

Change in Net Assets from C Shares	—	—	—	—	(341,422)	(1,066,830)

Change in Net Assets from Capital Transactions	$(173,273,979)	$72,675,572	$(5,865,103)	$(708,230)	$(4,458,707)	$8,265,675

Shares Transactions:
I Shares:
Issued	26,410,054	31,783,246	4	35,439	1,101,980	2,353,588
Reinvested	1,311,551	2,163,748	7,646	13,880	37,235	26,814
Redeemed	(43,232,605)	(28,902,762)	(609,652)	(121,579)	(1,794,687)	(1,521,505)

Change in I Shares	(15,511,000)	5,044,232	(602,002)	(72,260)	(655,472)	858,897

A Shares:
Issued	954,544	1,088,856	—	—	889,986	105,324
Reinvested	43,300	67,890	—	—	5,928	4,802
Redeemed	(644,985)	(511,322)	—	—	(605,230)	(84,307)

Change in A Shares	352,859	645,424	—	—	290,684	25,819

C Shares:
Issued	—	—	—	—	41,588	40,759
Reinvested	—	—	—	—	6,307	10,945
Redeemed	—	—	—	—	(79,032)	(150,662)

Change in C Shares	—	—	—	—	(31,137)	(98,958)

Change in Shares	(15,158,141)	5,689,656	(602,002)	(72,260)	(395,925)	785,758

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Periods Indicated

	North Carolina Tax-Exempt Bond Fund		Seix Floating Rate High Income Fund		Seix High Yield Fund
	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11
Operations:
Net Investment Income	$1,660,194	$2,008,080	$205,885,567	$116,431,543	$136,249,830	$131,473,779
Net Realized Gain (Loss)	772,901	(608,280)	(42,456,428)	7,476,770	14,340,890	86,285,535
Net Change in Unrealized Appreciation (Depreciation)	3,150,616	(1,559,089)	(72,504,487)	20,777,605	(66,538,577)	15,464,724

Change in Net Assets from Operations	5,583,711	(159,289)	90,924,652	144,685,918	84,052,143	233,224,038

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(1,637,049)	(1,981,645)	(187,063,784)	(101,712,626)	(133,095,538)	(129,551,254)
A Shares	(23,345)	(26,415)	(3,160,271)	(1,957,964)	(2,350,113)	(1,560,281)
C Shares	—	—	(1,231,363)	(599,499)	—	—
R Shares	—	—	—	—	(182,095)	(357,956)

Total Dividends and Distributions	(1,660,394)	(2,008,060)	(191,455,418)	(104,270,089)	(135,627,746)	(131,469,491)

Change in Net Assets from Capital Transactions	(4,943,726)	1,603,377	430,833,930	1,926,941,512	452,412,851	(96,926,912)

Change in Net Assets	(1,020,409)	(563,972)	330,303,164	1,967,357,341	400,837,248	4,827,635

Net Assets:
Beginning of Period	52,065,476	52,629,448	3,170,365,000	1,203,007,659	1,763,231,053	1,758,403,418

End of Period	$51,045,067	$52,065,476	$3,500,668,164	$3,170,365,000	$2,164,068,301	$1,763,231,053

Accumulated Net Investment Income (Loss), End of Period	$(63,096)	$(62,896)	$(1,832,220)	$245,278	$174,549	$127,969

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Periods Indicated

	North Carolina Tax-Exempt Bond Fund		Seix Floating Rate High Income Fund		Seix High Yield Fund
	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11
Capital Transactions:
I Shares:
Proceeds from Shares Issued	$7,789,791	$15,482,768	$2,441,753,739	$2,419,810,602	$1,451,525,329	926,437,979
Dividends Reinvested	46,418	39,225	98,106,958	57,050,080	56,756,503	73,852,098
Cost of Shares Redeemed	(12,663,761)	(13,876,329)	(2,102,029,721)	(610,584,939)	(1,057,583,078)	(1,099,468,059)

Change in Net Assets from I Shares	(4,827,552)	1,645,664	437,830,976	1,866,275,743	450,698,754	(99,177,982)

A Shares:
Proceeds from Shares Issued	29,769	1,000	36,377,294	55,681,682	85,104,817	47,735,490
Dividends Reinvested	11,937	13,933	1,775,951	878,190	1,457,762	957,365
Cost of Shares Redeemed	(157,880)	(57,220)	(53,634,785)	(10,427,483)	(84,049,601)	(43,135,960)

Change in Net Assets from A Shares	(116,174)	(42,287)	(15,481,540)	46,132,389	2,512,978	5,556,895

C Shares:
Proceeds from Shares Issued	—	—	13,743,006	15,703,200	—	—
Dividends Reinvested	—	—	634,518	359,692	—	—
Cost of Shares Redeemed	—	—	(5,893,030)	(1,529,512)	—	—

Change in Net Assets from C Shares	—	—	8,484,494	14,533,380	—	—

R Shares:
Proceeds from Shares Issued	—	—	—	—	102,400	103,788
Dividends Reinvested	—	—	—	—	106,378	150,144
Cost of Shares Redeemed	—	—	—	—	(1,007,659)	(3,559,757)

Change in Net Assets from R Shares	—	—	—	—	(798,881)	(3,305,825)

Change in Net Assets from Capital Transactions	$(4,943,726)	$1,603,377	$430,833,930	$1,926,941,512	$452,412,851	$(96,926,912)

Shares Transactions:
I Shares:
Issued	765,775	1,545,026	275,791,116	271,072,736	151,932,100	95,517,054
Reinvested	4,554	3,919	11,186,120	6,437,266	5,859,596	7,657,526
Redeemed	(1,254,105)	(1,404,397)	(241,379,272)	(69,288,751)	(109,808,875)	(114,149,062)

Change in I Shares	(483,776)	144,548	45,597,964	208,221,251	47,982,821	(10,974,482)

A Shares:
Issued	2,986	150	4,099,882	6,221,395	9,201,234	5,030,456
Reinvested	1,170	1,590	202,165	98,889	153,259	100,602
Redeemed	(15,166)	(5,865)	(6,179,275)	(1,181,149)	(8,919,515)	(4,620,045)

Change in A Shares	(11,010)	(4,125)	(1,877,228)	5,139,135	434,978	511,013

C Shares:
Issued	—	—	1,550,277	1,757,450	—	—
Reinvested	—	—	72,348	40,555	—	—
Redeemed	—	—	(677,658)	(173,476)	—	—

Change in C Shares	—	—	944,967	1,624,529	—	—

R Shares:
Issued	—	—	—	—	10,317	10,594
Reinvested	—	—	—	—	10,981	15,561
Redeemed	—	—	—	—	(102,436)	(365,575)

Change in R Shares	—	—	—	—	(81,138)	(339,420)

Change in Shares	(494,786)	140,423	44,665,703	214,984,915	48,336,661	(10,802,889)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Periods Indicated

	Short-Term Bond Fund		Short-Term Municipal Bond Fund†		Short-Term U.S. Treasury Securities Fund
	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11
Operations:
Net Investment Income	$6,364,781	$10,302,814	$612,455	$947,604	$154,220	$406,005
Net Realized Gain	749,215	3,943,193	1,614,041	320,579	276,128	257,592
Net Change in Unrealized Appreciation (Depreciation)	924,674	(2,479,092)	96,893	(1,014,635)	(223,465)	(255,369)

Change in Net Assets from Operations	8,038,670	11,766,915	2,323,389	253,548	206,883	408,228

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(6,773,468)	(10,404,219)	(501,407)	(797,003)	(117,918)	(331,426)
A Shares	(66,609)	(60,481)	(111,048)	(151,358)	(31,254)	(58,653)
C Shares	(34,750)	(31,616)	—	—	(5,332)	(15,590)
Net Realized Gains:
I Shares	—	—	(224,417)	(69,476)	(102,832)	(400,767)
A Shares	—	—	(51,598)	(13,891)	(50,219)	(85,833)
C Shares	—	—	—	—	(114,078)	(121,663)

Total Dividends and Distributions	(6,874,827)	(10,496,316)	(888,470)	(1,031,728)	(421,633)	(1,013,932)

Change in Net Assets from Capital Transactions	(40,311,907)	(141,337,415)	(17,415,381)	(3,372,420)	(16,033,722)	(9,028,138)

Change in Net Assets	(39,148,064)	(140,066,816)	(15,980,462)	(4,150,600)	(16,248,472)	(9,633,842)

Net Assets:
Beginning of Period	355,489,232	495,556,048	25,381,681	29,532,281	36,135,622	45,769,464

End of Period	$316,341,168	$355,489,232	$9,401,219	$25,381,681	$19,887,150	$36,135,622

Accumulated Net Investment Income (Loss), End of Period	$—	$192,160	$(12,480)	$(42,051)	$(104)	$180

†	Formerly Maryland Municipal Bond Fund.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Periods Indicated

	Short-Term Bond Fund		Short-Term Municipal Bond Fund†		Short-Term U.S. Treasury Securities Fund
	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11
Capital Transactions:
I Shares:
Proceeds from Shares Issued	$94,318,654	$106,943,572	$6,690,665	$3,573,867	$5,269,886	$7,095,246
Dividends Reinvested	2,000,868	2,556,562	44,476	21,542	105,295	308,816
Cost of Shares Redeemed	(136,769,246)	(250,008,190)	(23,292,490)	(5,978,288)	(19,695,687)	(17,649,190)

Change in Net Assets from I Shares	(40,449,724)	(140,508,056)	(16,557,349)	(2,382,879)	(14,320,506)	(10,245,128)

A Shares:
Proceeds from Shares Issued	2,179,023	721,095	99,225	108,231	605,128	909,185
Dividends Reinvested	55,369	47,352	137,891	137,943	39,509	62,871
Cost of Shares Redeemed	(2,410,875)	(1,523,139)	(1,095,148)	(1,235,715)	(2,709,304)	(1,165,603)

Change in Net Assets from A Shares	(176,483)	(754,692)	(858,032)	(989,541)	(2,064,667)	(193,547)

C Shares:
Proceeds from Shares Issued	977,290	230,440	—	—	1,902,642	2,719,630
Dividends Reinvested	27,760	27,737	—	—	107,432	119,607
Cost of Shares Redeemed	(690,750)	(332,844)	—	—	(1,658,623)	(1,428,700)

Change in Net Assets from C Shares	314,300	(74,667)	—	—	351,451	1,410,537

Change in Net Assets from Capital Transactions	$(40,311,907)	$(141,337,415)	$(17,415,381)	$(3,372,420)	$(16,033,722)	$(9,028,138)

Shares Transactions:
I Shares:
Issued	9,453,882	10,711,040	621,809	339,374	525,197	688,561
Reinvested	200,834	255,779	4,163	2,061	10,479	30,270
Redeemed	(13,714,068)	(25,038,673)	(2,168,402)	(565,240)	(1,946,804)	(1,716,304)

Change in I Shares	(4,059,352)	(14,071,854)	(1,542,430)	(223,805)	(1,411,128)	(997,473)

A Shares:
Issued	218,321	72,079	9,208	10,017	60,014	89,422
Reinvested	5,547	4,724	12,958	13,133	3,939	6,171
Redeemed	(241,210)	(152,190)	(102,904)	(117,459)	(267,935)	(114,108)

Change in A Shares	(17,342)	(75,387)	(80,738)	(94,309)	(203,982)	(18,515)

C Shares:
Issued	97,766	23,065	—	—	188,447	264,590
Reinvested	2,782	2,768	—	—	10,758	11,801
Redeemed	(69,133)	(33,243)	—	—	(164,965)	(139,659)

Change in C Shares	31,415	(7,410)	—	—	34,240	136,732

Change in Shares	(4,045,279)	(14,154,651)	(1,623,168)	(318,114)	(1,580,870)	(879,256)

†	Formerly Maryland Municipal Bond Fund.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Periods Indicated

	Total Return Bond Fund		Ultra-Short Bond Fund		U.S. Government Securities Fund
	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11
Operations:
Net Investment Income	$18,574,714	$23,230,565	$1,246,231	$1,399,591	$568,029	$1,319,049
Net Realized Gain	40,026,027	20,285,626	231,460	159,271	3,356,022	1,998,942
Net Change in Unrealized Appreciation (Depreciation)	10,939,669	(6,205,000)	(5,941)	330,956	167,329	(10,682)

Change in Net Assets from Operations	69,540,410	37,311,191	1,471,750	1,889,818	4,091,380	3,307,309

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(26,166,832)	(18,081,663)	(1,418,011)	(1,635,244)	(542,376)	(1,247,976)
A Shares	(818,195)	(342,771)	—	—	(18,362)	(42,329)
C Shares	—	—	—	—	(7,178)	(29,566)
R Shares	(198,714)	(32,248)	—	—	—	—
Tax Return of Capital:
I Shares	—	(5,872,669)	—	—	—	—
A Shares	—	(116,870)	—	—	—	—
R Shares	—	(12,537)	—	—	—	—
Net Realized Gains:
I Shares	(18,916,538)	(28,505,006)	—	—	(2,889,258)	(2,207,739)
A Shares	(708,013)	(748,225)	—	—	(125,005)	(87,679)
C Shares	—	—	—	—	(156,535)	(103,759)
R Shares	(190,664)	(75,970)	—	—	—	—

Total Dividends and Distributions	(46,998,956)	(53,787,959)	(1,418,011)	(1,635,244)	(3,738,714)	(3,719,048)

Change in Net Assets from Capital Transactions	332,979,324	(11,995,625)	(3,232,562)	23,012,354	(8,541,505)	(23,709,981)

Change in Net Assets	355,520,778	(28,472,393)	(3,178,823)	23,266,928	(8,188,839)	(24,121,720)

Net Assets:
Beginning of Period	705,365,404	733,837,797	115,795,427	92,528,499	53,140,407	77,262,127

End of Period	$1,060,886,182	$705,365,404	$112,616,604	$115,795,427	$44,951,568	$53,140,407

Accumulated Net Investment Income (Loss), End of Period	$(1,977,807)	$(2,115,150)	$—	$16,046	$—	$(113)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Periods Indicated

	Total Return Bond Fund		Ultra-Short Bond Fund		U.S. Government Securities Fund
	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11
Capital Transactions:
I Shares:
Proceeds from Shares Issued	$552,395,915	$361,727,753	$79,641,461	$108,470,280	$16,730,960	$14,812,948
Dividends Reinvested	34,158,638	34,441,375	802,231	871,383	2,768,982	2,386,116
Cost of Shares Redeemed	(297,254,825)	(420,286,864)	(83,676,254)	(86,329,309)	(27,681,561)	(40,163,264)

Change in Net Assets from I Shares	289,299,728	(24,117,736)	(3,232,562)	23,012,354	(8,181,619)	(22,964,200)

A Shares:
Proceeds from Shares Issued	35,067,641	17,407,960	—	—	1,862,883	547,859
Dividends Reinvested	1,456,981	1,144,845	—	—	117,305	105,460
Cost of Shares Redeemed	(10,278,559)	(8,648,965)	—	—	(2,255,734)	(853,074)

Change in Net Assets from A Shares	26,246,063	9,903,840	—	—	(275,546)	(199,755)

C Shares:
Proceeds from Shares Issued	—	—	—	—	377,190	110,854
Dividends Reinvested	—	—	—	—	145,610	120,943
Cost of Shares Redeemed	—	—	—	—	(607,140)	(777,823)

Change in Net Assets from C Shares	—	—	—	—	(84,340)	(546,026)

R Shares:
Proceeds from Shares Issued	19,283,630	2,481,501	—	—	—	—
Dividends Reinvested	388,424	119,808	—	—	—	—
Cost of Shares Redeemed	(2,238,521)	(383,038)	—	—	—	—

Change in Net Assets from R Shares	17,433,533	2,218,271	—	—	—	—

Change in Net Assets from Capital Transactions	$332,979,324	$(11,995,625)	$(3,232,562)	$23,012,354	$(8,541,505)	$(23,709,981)

Shares Transactions:
I Shares:
Issued	51,033,539	33,464,356	8,026,217	10,917,003	1,845,938	1,643,887
Reinvested	3,173,130	3,265,628	80,910	87,700	313,232	271,019
Redeemed	(27,603,726)	(39,231,404)	(8,441,065)	(8,689,313)	(3,101,291)	(4,489,408)

Change in I Shares	26,602,943	(2,501,420)	(333,938)	2,315,390	(942,121)	(2,574,502)

A Shares:
Issued	3,135,704	1,551,432	—	—	198,829	60,432
Reinvested	131,126	105,553	—	—	13,277	11,977
Redeemed	(918,414)	(799,449)	—	—	(247,574)	(94,259)

Change in A Shares	2,348,416	857,536	—	—	(35,468)	(21,850)

C Shares:
Issued	—	—	—	—	41,590	11,843
Reinvested	—	—	—	—	16,504	13,809
Redeemed	—	—	—	—	(68,197)	(85,927)

Change in C Shares	—	—	—	—	(10,103)	(60,275)

R Shares:
Issued	1,784,803	229,853	—	—	—	—
Reinvested	36,059	11,402	—	—	—	—
Redeemed	(207,453)	(36,519)	—	—	—	—

Change in R Shares	1,613,409	204,736	—	—	—	—

Change in Shares	30,564,768	(1,439,148)	(333,938)	2,315,390	(987,692)	(2,656,627)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Periods Indicated

	U.S. Government Securities Ultra-Short Bond Fund		Virginia Intermediate Municipal Bond Fund
	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11
Operations:
Net Investment Income	$9,577,397	$11,270,394	$5,227,681	$6,537,287
Net Realized Gain	7,237,726	3,105,494	2,209,535	1,096,469
Net Change in Unrealized Appreciation (Depreciation)	14,153,073	10,267,889	6,562,584	(3,123,520)

Change in Net Assets from Operations	30,968,196	24,643,777	13,999,800	4,510,236

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(18,399,183)	(24,487,223)	(4,852,332)	(6,109,440)
A Shares	—	—	(376,121)	(428,739)
Net Realized Gains:
I Shares	—	—	(1,576,153)	(1,195,380)
A Shares	—	—	(126,821)	(85,539)

Total Dividends and Distributions	(18,399,183)	(24,487,223)	(6,931,427)	(7,819,098)

Change in Net Assets from Capital Transactions	372,403,213	307,644,225	(24,967,805)	(24,457,023)

Change in Net Assets	384,972,226	307,800,779	(17,899,432)	(27,765,885)

Net Assets:
Beginning of Period	1,648,792,713	1,340,991,934	178,007,456	205,773,341

End of Period	$2,033,764,939	$1,648,792,713	$160,108,024	$178,007,456

Accumulated Net Investment Income (Loss), End of Period	$(1,812)	$1,086,350	$19,873	$38,588

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS  (concluded)

RIDGEWORTH FUNDS    For the Periods Indicated

	U.S. Government Securities Ultra-Short Bond Fund		Virginia Intermediate Municipal Bond Fund
	04/01/11- 03/31/12	04/01/10- 03/31/11	04/01/11- 03/31/12	04/01/10- 03/31/11
Capital Transactions:
I Shares:
Proceeds from Shares Issued	$1,470,590,379	$1,363,673,677	$14,125,962	$22,185,284
Dividends Reinvested	14,858,009	19,505,615	898,136	702,540
Cost of Shares Redeemed	(1,113,045,175)	(1,075,535,067)	(39,516,640)	(45,838,199)

Change in Net Assets from I Shares	372,403,213	307,644,225	(24,492,542)	(22,950,375)

A Shares:
Proceeds from Shares Issued	—	—	2,022,146	2,197,507
Dividends Reinvested	—	—	197,534	239,221
Cost of Shares Redeemed	—	—	(2,694,943)	(3,943,376)

Change in Net Assets from A Shares	—	—	(475,263)	(1,506,648)

Change in Net Assets from Capital Transactions	$372,403,213	$307,644,225	$(24,967,805)	$(24,457,023)

Shares Transactions:
I Shares:
Issued	145,526,560	135,317,992	1,336,273	2,120,519
Reinvested	1,470,298	1,935,548	84,751	68,187
Redeemed	(110,166,678)	(106,750,074)	(3,744,900)	(4,413,447)

Change in I Shares	36,830,180	30,503,466	(2,323,876)	(2,224,741)

A Shares:
Issued	—	—	191,011	209,358
Reinvested	—	—	18,685	22,918
Redeemed	—	—	(254,130)	(381,164)

Change in A Shares	—	—	(44,434)	(148,888)

Change in Shares	36,830,180	30,503,466	(2,368,310)	(2,373,629)

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS    Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Tax Basis Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(b)	Portfolio Turnover Rate(c)
Core Bond Fund
I Shares
Year Ended March 31, 2012	$11.00	$0.24	(d)	$0.81	$1.05	$(0.27)	$—	$(0.68)	$(0.95)	$11.10	9.65%	$439,017	0.48%	2.15%	0.48%	211%
Year Ended March 31, 2011	11.42	0.36	(d)	0.09	0.45	(0.25)	(0.10)	(0.52)	(0.87)	11.00	3.91	295,931	0.60	3.11	0.60	121
Year Ended March 31, 2010	10.93	0.43		0.46	0.89	(0.39)	—	(0.01)	(0.40)	11.42	8.26	372,232	0.57	3.89	0.57	99
Year Ended March 31, 2009	10.74	0.46		0.24	0.70	(0.51)	—	—	(0.51)	10.93	6.78	389,205	0.56	4.38	0.56	208
Year Ended March 31, 2008	10.49	0.50		0.26	0.76	(0.51)	—	—	(0.51)	10.74	7.47	385,110	0.56	4.82	0.56	227
A Shares
Year Ended March 31, 2012	11.00	0.21	(d)	0.80	1.01	(0.23)	—	(0.68)	(0.91)	11.10	9.29	21,644	0.82	1.84	0.82	211
Year Ended March 31, 2011	11.42	0.35	(d)	0.06	0.41	(0.21)	(0.10)	(0.52)	(0.83)	11.00	3.61	19,087	0.87	3.03	0.87	121
Year Ended March 31, 2010	10.93	0.41		0.45	0.86	(0.36)	—	(0.01)	(0.37)	11.42	7.91	26,790	0.89	3.59	0.89	99
Year Ended March 31, 2009	10.74	0.43		0.24	0.67	(0.48)	—	—	(0.48)	10.93	6.46	25,996	0.86	4.10	0.86	208
Year Ended March 31, 2008	10.49	0.47		0.26	0.73	(0.48)	—	—	(0.48)	10.74	7.15	14,495	0.86	4.54	0.86	227
R Shares
Year Ended March 31, 2012	11.01	0.18	(d)	0.78	0.96	(0.19)	—	(0.68)	(0.87)	11.10	8.83	5,952	1.16	1.55	1.16	211
Year Ended March 31, 2011	11.42	0.31	(d)	0.08	0.39	(0.18)	(0.10)	(0.52)	(0.80)	11.01	3.41	6,648	1.20	2.71	1.20	121
Year Ended March 31, 2010	10.93	0.37		0.45	0.82	(0.32)	—	(0.01)	(0.33)	11.42	7.54	9,616	1.23	3.23	1.23	99
Year Ended March 31, 2009	10.75	0.37		0.22	0.59	(0.41)	—	—	(0.41)	10.93	5.62	11,268	1.55	3.37	1.55	208
Year Ended March 31, 2008	10.50	0.40		0.26	0.66	(0.41)	—	—	(0.41)	10.75	6.40	7,709	1.56	3.83	1.56	227

Corporate Bond Fund
I Shares
Year Ended March 31, 2012	9.59	0.39	(d)	0.46	0.85	(0.39)	—	(0.70)	(1.09)	9.35	9.10	57,203	0.61	3.98	0.61	88
Year Ended March 31, 2011	9.63	0.45	(d)	0.20	0.65	(0.45)	—	(0.24)	(0.69)	9.59	6.92	63,132	0.52	4.56	0.52	47
Year Ended March 31, 2010	8.53	0.46	(d)	1.09	1.55	(0.45)	—	—	(0.45)	9.63	18.49	157,739	0.50	4.86	0.50	75
Year Ended March 31, 2009	9.60	0.49	(d)	(0.86)	(0.37)	(0.70)	—	—	(0.70)	8.53	(4.10)	39,881	0.73	5.29	0.74	357
Year Ended March 31, 2008	9.88	0.60	(d)	(0.27)	0.33	(0.61)	—	—	(0.61)	9.60	3.43	62,581	0.69	6.16	0.71	439
A Shares
Year Ended March 31, 2012	9.64	0.36	(d)	0.46	0.82	(0.36)	—	(0.70)	(1.06)	9.40	8.78	4,325	0.88	3.68	0.88	88
Year Ended March 31, 2011	9.67	0.42	(d)	0.21	0.63	(0.42)	—	(0.24)	(0.66)	9.64	6.67	2,198	0.83	4.25	0.83	47
Year Ended March 31, 2010	8.57	0.43	(d)	1.10	1.53	(0.43)	—	—	(0.43)	9.67	18.05	4,524	0.80	4.52	0.80	75
Year Ended March 31, 2009	9.64	0.45	(d)	(0.85)	(0.40)	(0.67)	—	—	(0.67)	8.57	(4.37)	2,181	1.03	4.96	1.03	357
Year Ended March 31, 2008	9.92	0.57	(d)	(0.27)	0.30	(0.58)	—	—	(0.58)	9.64	3.10	1,226	0.99	5.84	1.00	439
C Shares
Year Ended March 31, 2012	9.59	0.29	(d)	0.46	0.75	(0.29)	—	(0.70)	(0.99)	9.35	8.05	18,317	1.58	3.00	1.58	88
Year Ended March 31, 2011	9.63	0.36	(d)	0.20	0.56	(0.36)	—	(0.24)	(0.60)	9.59	5.87	16,193	1.50	3.64	1.50	47
Year Ended March 31, 2010	8.53	0.36		1.10	1.46	(0.36)	—	—	(0.36)	9.63	17.32	18,885	1.50	3.89	1.50	75
Year Ended March 31, 2009	9.61	0.40	(d)	(0.87)	(0.47)	(0.61)	—	—	(0.61)	8.53	(5.16)	18,171	1.73	4.32	1.74	357
Year Ended March 31, 2008	9.88	0.50	(d)	(0.26)	0.24	(0.51)	—	—	(0.51)	9.61	2.50	24,777	1.70	5.17	1.71	439

Georgia Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2012	9.73	0.36	(d)	0.82	1.18	(0.36)	—	—	(0.36)	10.55	12.33	145,803	0.62	3.55	0.62	57
Year Ended March 31, 2011	10.23	0.39	(d)	(0.50)	(0.11)	(0.39)	—	—	(0.39)	9.73	(1.19)	159,996	0.61	3.81	0.61	44
Year Ended March 31, 2010	9.81	0.39		0.42	0.81	(0.39)	—	—	(0.39)	10.23	8.32	205,856	0.60	3.80	0.60	45
Year Ended March 31, 2009^	9.95	0.37		(0.14)	0.23	(0.37)	—	—	(0.37)	9.81	2.43	163,761	0.67	3.82	0.68	63
Year Ended March 31, 2008	10.25	0.39		(0.33)	0.06	(0.36)	—	—	(0.36)	9.95	0.60	169,453	0.59	3.83	0.60	30

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Tax Basis Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(b)	Portfolio Turnover Rate(c)
A Shares
Year Ended March 31, 2012	$9.75	$0.35	(d)	$0.82	$1.17	$(0.35)	$—	$—	$(0.35)	$10.57	12.14%	$4,280	0.77%	3.39%	0.77%	57%
Year Ended March 31, 2011	10.24	0.37	(d)	(0.49)	(0.12)	(0.37)	—	—	(0.37)	9.75	(1.24)	5,557	0.76	3.64	0.76	44
Year Ended March 31, 2010	9.83	0.36		0.42	0.78	(0.37)	—	—	(0.37)	10.24	8.03	10,184	0.75	3.56	0.75	45
Year Ended March 31, 2009^	9.97	0.37		(0.15)	0.22	(0.36)	—	—	(0.36)	9.83	2.27	2,747	0.82	3.66	0.83	63
Year Ended March 31, 2008	10.26	0.38		(0.32)	0.06	(0.35)	—	—	(0.35)	9.97	0.54	4,164	0.74	3.63	0.75	30

High Grade Municipal Bond Fund
I Shares
Year Ended March 31, 2012	10.92	0.38	(d)	1.07	1.45	(0.38)	—	(0.03)	(0.41)	11.96	13.43	42,963	0.64	3.29	0.66	218
Year Ended March 31, 2011	11.15	0.44	(d)	(0.23)	0.21	(0.44)	—	—	(0.44)	10.92	1.82	47,695	0.65	3.90	0.71	122
Year Ended March 31, 2010	10.49	0.42		0.66	1.08	(0.42)	—	—	(0.42)	11.15	10.43	55,203	0.64	3.83	0.66	123
Year Ended March 31, 2009	10.80	0.38		(0.31)	0.07	(0.38)	—	—	(0.38)	10.49	0.72	74,586	0.62	3.57	0.62	209
Year Ended March 31, 2008	10.92	0.37		(0.09)	0.28	(0.37)	—	(0.03)	(0.40)	10.80	2.58	173,975	0.66	3.40	0.66	183
A Shares
Year Ended March 31, 2012	10.92	0.36	(d)	1.08	1.44	(0.36)	—	(0.03)	(0.39)	11.97	13.36	8,155	0.79	3.15	0.81	218
Year Ended March 31, 2011	11.15	0.42	(d)	(0.23)	0.19	(0.42)	—	—	(0.42)	10.92	1.66	7,914	0.80	3.72	0.87	122
Year Ended March 31, 2010	10.49	0.40		0.66	1.06	(0.40)	—	—	(0.40)	11.15	10.26	5,605	0.79	3.66	0.81	123
Year Ended March 31, 2009	10.80	0.37		(0.31)	0.06	(0.37)	—	—	(0.37)	10.49	0.56	1,900	0.78	3.47	0.78	209
Year Ended March 31, 2008	10.93	0.35		(0.10)	0.25	(0.35)	—	(0.03)	(0.38)	10.80	2.33	2,442	0.81	3.26	0.81	183

High Income Fund
I Shares
Year Ended March 31, 2012	7.29	0.51	(d)	(0.32)	0.19	(0.52)	—	(0.07)	(0.59)	6.89	3.04	576,626	0.71	7.37	0.71	148
Year Ended March 31, 2011	6.77	0.50	(d)	0.54	1.04	(0.50)	—	(0.02)	(0.52)	7.29	15.83 (e)	394,690	0.70	7.10	0.70	269
Year Ended March 31, 2010	4.67	0.55		2.09	2.64	(0.54)	—	—	(0.54)	6.77	58.65	148,252	0.70	8.97	0.72	466
Year Ended March 31, 2009	6.40	0.54		(1.74)	(1.20)	(0.53)	—	—	(0.53)	4.67	(19.40)	23,995	0.70	9.67	0.76	368
Year Ended March 31, 2008	7.36	0.57		(0.82)	(0.25)	(0.58)	—	(0.13)	(0.71)	6.40	(3.68)	30,587	0.70	8.23	0.71	403
A Shares
Year Ended March 31, 2012	7.29	0.49	(d)	(0.31)	0.18	(0.50)	—	(0.07)	(0.57)	6.90	2.74	99,210	1.00	7.09	1.00	148
Year Ended March 31, 2011	6.78	0.47	(d)	0.54	1.01	(0.48)	—	(0.02)	(0.50)	7.29	15.47	70,552	1.00	6.62	1.00	269
Year Ended March 31, 2010	4.68	0.53		2.09	2.62	(0.52)	—	—	(0.52)	6.78	58.07	3,822	0.99	8.67	1.01	466
Year Ended March 31, 2009	6.41	0.52		(1.74)	(1.22)	(0.51)	—	—	(0.51)	4.68	(19.60)	860	0.99	8.33	1.04	368
Year Ended March 31, 2008	7.37	0.55		(0.82)	(0.27)	(0.56)	—	(0.13)	(0.69)	6.41	(3.96)	847	1.00	7.95	1.02	403
R Shares(f)
Year Ended March 31, 2012	7.29	0.47	(d)	(0.33)	0.14	(0.47)	—	(0.07)	(0.54)	6.89	2.25	20,317	1.35	6.76	1.35	148
Year Ended March 31, 2011	6.78	0.45	(d)	0.53	0.98	(0.45)	—	(0.02)	(0.47)	7.29	15.07	15,671	1.40	6.54	1.40	269
Year Ended March 31, 2010	4.67	0.51		2.10	2.61	(0.50)	—	—	(0.50)	6.78	57.86	16,176	1.35	8.68	1.38	466
Year Ended March 31, 2009	6.40	0.49		(1.74)	(1.25)	(0.48)	—	—	(0.48)	4.67	(20.20)	12,249	1.70	8.54	1.76	368
Year Ended March 31, 2008	7.36	0.50		(0.82)	(0.32)	(0.51)	—	(0.13)	(0.64)	6.40	(4.63)	20,546	1.71	7.24	1.72	403

Intermediate Bond Fund
I Shares
Year Ended March 31, 2012	10.35	0.22	(d)	0.45	0.67	(0.22)	—	(0.35)	(0.57)	10.45	6.45	1,194,207	0.35	2.04	0.35	139
Year Ended March 31, 2011	10.53	0.29	(d)	0.11	0.40	(0.25)	(0.03)	(0.30)	(0.58)	10.35	3.75	1,305,914	0.34	2.73	0.34	128
Year Ended March 31, 2010	10.27	0.34	(d)	0.27	0.61	(0.30)	—	(0.05)	(0.35)	10.53	6.08	1,559,191	0.31	3.24	0.31	122
Year Ended March 31, 2009	10.29	0.43		0.24	0.67	(0.46)	—	(0.23)	(0.69)	10.27	6.83	1,071,496	0.29	4.24	0.29	217
Year Ended March 31, 2008	9.96	0.50		0.33	0.83	(0.49)	—	(0.01)	(0.50)	10.29	8.57	812,982	0.29	4.80	0.30	254

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Tax Basis Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(b)	Portfolio Turnover Rate(c)
A Shares
Year Ended March 31, 2012	$10.35	$0.19	(d)	$0.46	$0.65	$(0.19)	$—	$(0.35)	$(0.54)	$10.46	6.26%	$11,320	0.62%	1.75%	0.62%	139%
Year Ended March 31, 2011	10.53	0.28	(d)	0.09	0.37	(0.22)	(0.03)	(0.30)	(0.55)	10.35	3.49	12,926	0.60	2.62	0.60	128
Year Ended March 31, 2010	10.27	0.31	(d)	0.28	0.59	(0.28)	—	(0.05)	(0.33)	10.53	5.83	11,916	0.55	2.96	0.55	122
Year Ended March 31, 2009	10.29	0.41	(d)	0.23	0.64	(0.43)	—	(0.23)	(0.66)	10.27	6.54	2,624	0.54	3.89	0.54	217
Year Ended March 31, 2008	9.95	0.47	(d)	0.34	0.81	(0.46)	—	(0.01)	(0.47)	10.29	8.39	736	0.55	4.60	0.55	254
R Shares(g)
Year Ended March 31, 2012	10.35	0.14	(d)	0.45	0.59	(0.14)	—	(0.35)	(0.49)	10.45	5.72	749	1.04	1.36	1.04	139
Year Ended March 31, 2011	10.53	0.23	(d)	0.09	0.32	(0.17)	(0.03)	(0.30)	(0.50)	10.35	3.03	901	1.10	2.13	1.10	128
Year Ended March 31, 2010	10.27	0.27	(d)	0.28	0.55	(0.24)	—	(0.05)	(0.29)	10.53	5.47	1,068	0.91	2.56	0.91	122
Year Ended March 31, 2009	10.29	0.36		0.22	0.58	(0.37)	—	(0.23)	(0.60)	10.27	5.84	543	1.02	3.33	1.02	217
Period from January 18, 2008 through March 31, 2008^^	10.32	0.07		(0.03)	0.04	(0.07)	—	—	(0.07)	10.29	0.40	9	1.28	3.62	1.28	254
Period from April 1, 2007 through October 15, 2007^^	9.95	0.21		0.01	0.22	(0.21)	—	—	(0.21)	9.96	2.21	1	1.43	3.86	1.43	254

Investment Grade Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2012	11.65	0.29	(d)	0.93	1.22	(0.29)	—	(0.09)	(0.38)	12.49	10.62	950,629	0.61	2.38	0.61	199
Year Ended March 31, 2011	11.99	0.33	(d)	(0.06)	0.27	(0.33)	—	(0.28)	(0.61)	11.65	2.22	1,067,672	0.57	2.71	0.57	159
Year Ended March 31, 2010	11.60	0.37		0.56	0.93	(0.37)	—	(0.17)	(0.54)	11.99	8.15	1,037,972	0.55	3.08	0.56	169
Year Ended March 31, 2009	11.59	0.38		0.08	0.46	(0.38)	—	(0.07)	(0.45)	11.60	4.12	817,297	0.54	3.30	0.55	221
Year Ended March 31, 2008	11.47	0.38		0.15	0.53	(0.38)	—	(0.03)	(0.41)	11.59	4.73	546,323	0.57	3.32	0.57	189
A Shares
Year Ended March 31, 2012	11.66	0.26	(d)	0.93	1.19	(0.26)	—	(0.09)	(0.35)	12.50	10.33	37,840	0.87	2.12	0.87	199
Year Ended March 31, 2011	12.00	0.29	(d)	(0.06)	0.23	(0.29)	—	(0.28)	(0.57)	11.66	1.93	31,189	0.85	2.42	0.85	159
Year Ended March 31, 2010	11.61	0.34		0.56	0.90	(0.34)	—	(0.17)	(0.51)	12.00	7.82	24,344	0.84	2.74	0.85	169
Year Ended March 31, 2009	11.60	0.34		0.08	0.42	(0.34)	—	(0.07)	(0.41)	11.61	3.81	13,819	0.84	2.97	0.84	221
Year Ended March 31, 2008	11.48	0.35		0.15	0.50	(0.35)	—	(0.03)	(0.38)	11.60	4.41	10,869	0.87	3.02	0.87	189

Limited Duration Fund
I Shares
Year Ended March 31, 2012	9.76	0.07	(d)	(0.01)	0.06	(0.06)	—	—	(0.06)	9.76	0.58	16,002	0.28	0.68	0.28	58
Year Ended March 31, 2011	9.71	0.10	(d)	0.03	0.13	(0.08)	—	—	(0.08)	9.76	1.37	21,883	0.22	1.11	0.22	76
Year Ended March 31, 2010	9.52	0.08		0.18	0.26	(0.07)	—	—	(0.07)	9.71	2.69	22,482	0.23	0.82	0.23	124
Year Ended March 31, 2009	9.87	0.23		(0.37)	(0.14)	(0.21)	—	—	(0.21)	9.52	(1.38)	30,826	0.19	2.43	0.19	44
Year Ended March 31, 2008	9.98	0.50		(0.12)	0.38	(0.49)	—	—	(0.49)	9.87	3.90	43,509	0.17	5.01	0.17	132

Limited-Term Federal Mortgage Securities Fund
I Shares
Year Ended March 31, 2012	10.59	0.12	(d)	0.62	0.74	(0.24)	—	—	(0.24)	11.09	7.01	24,688	0.66	1.06	0.72	299
Year Ended March 31, 2011	10.38	0.19	(d)	0.30	0.49	(0.28)	—	—	(0.28)	10.59	4.73	30,522	0.65	1.77	0.80	452
Year Ended March 31, 2010	10.19	0.31		0.23	0.54	(0.35)	—	—	(0.35)	10.38	5.41	20,998	0.62	3.25	0.66	435
Year Ended March 31, 2009	9.93	0.43		0.29	0.72	(0.46)	—	—	(0.46)	10.19	7.48	39,135	0.60	4.34	0.60	337
Year Ended March 31, 2008	9.94	0.46	(d)	0.03	0.49	(0.50)	—	—	(0.50)	9.93	5.08	85,638	0.58	4.63	0.58	154

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Tax Basis Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(b)	Portfolio Turnover Rate(c)
A Shares
Year Ended March 31, 2012	$10.57	$0.09	(d)	$0.62	$0.71	$(0.21)	$—	$—	$(0.21)	$11.07	6.81%	$6,279	0.86%	0.78%	0.93%	299%
Year Ended March 31, 2011	10.36	0.17	(d)	0.30	0.47	(0.26)	—	—	(0.26)	10.57	4.53	2,924	0.85	1.63	1.01	452
Year Ended March 31, 2010	10.17	0.30		0.22	0.52	(0.33)	—	—	(0.33)	10.36	5.21	2,598	0.82	2.91	0.88	435
Year Ended March 31, 2009	9.91	0.41		0.29	0.70	(0.44)	—	—	(0.44)	10.17	7.29	2,143	0.81	4.14	0.81	337
Year Ended March 31, 2008	9.92	0.44	(d)	0.03	0.47	(0.48)	—	—	(0.48)	9.91	4.88	2,670	0.78	4.46	0.78	154
C Shares
Year Ended March 31, 2012	10.59	0.01	(d)	0.62	0.63	(0.13)	—	—	(0.13)	11.09	5.94	7,376	1.66	0.06	1.71	299
Year Ended March 31, 2011	10.38	0.09	(d)	0.29	0.38	(0.17)	—	—	(0.17)	10.59	3.69	7,375	1.66	0.82	1.82	452
Year Ended March 31, 2010	10.19	0.22		0.22	0.44	(0.25)	—	—	(0.25)	10.38	4.36	8,265	1.62	2.15	1.67	435
Year Ended March 31, 2009	9.93	0.33		0.29	0.62	(0.36)	—	—	(0.36)	10.19	6.42	8,556	1.60	3.33	1.60	337
Year Ended March 31, 2008	9.94	0.36	(d)	0.03	0.39	(0.40)	—	—	(0.40)	9.93	4.04	10,798	1.58	3.65	1.59	154

North Carolina Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2012	9.70	0.33	(d)	0.77	1.10	(0.33)	—	—	(0.33)	10.47	11.51	50,412	0.67	3.27	0.67	39
Year Ended March 31, 2011	10.07	0.36	(d)	(0.37)	(0.01)	(0.36)	—	—	(0.36)	9.70	(0.14)	51,372	0.64	3.61	0.64	49
Year Ended March 31, 2010	9.63	0.37		0.44	0.81	(0.37)	—	—	(0.37)	10.07	8.53	51,866	0.62	3.72	0.62	65
Year Ended March 31, 2009	9.71	0.35		(0.08)	0.27	(0.35)	—	—	(0.35)	9.63	2.88	43,660	0.61	3.66	0.61	74
Year Ended March 31, 2008	10.05	0.37		(0.34)	0.03	(0.37)	—	—	(0.37)	9.71	0.26	43,046	0.61	3.69	0.61	76
A Shares
Year Ended March 31, 2012	9.67	0.32	(d)	0.78	1.10	(0.32)	—	—	(0.32)	10.45	11.47	633	0.82	3.11	0.82	39
Year Ended March 31, 2011	10.04	0.35	(d)	(0.37)	(0.02)	(0.35)	—	—	(0.35)	9.67	(0.30)	693	0.79	3.47	0.79	49
Year Ended March 31, 2010	9.61	0.36		0.43	0.79	(0.36)	—	—	(0.36)	10.04	8.28	762	0.77	3.57	0.77	65
Year Ended March 31, 2009	9.68	0.33		(0.06)	0.27	(0.34)	—	—	(0.34)	9.61	2.84	559	0.76	3.53	0.76	74
Year Ended March 31, 2008	10.03	0.34		(0.34)	—	(0.35)	—	—	(0.35)	9.68	0.01	760	0.77	3.57	0.77	76

Seix Floating Rate High Income Fund(h)
I Shares
Year Ended March 31, 2012	9.01	0.50	(d)	(0.22)	0.28	(0.46)	—	—	(0.46)	8.83	3.31	3,419,351	0.60	5.69	0.60	72
Year Ended March 31, 2011	8.80	0.59	(d)	0.15	0.74	(0.53)	—	—	(0.53)	9.01	8.64	3,078,972	0.51	6.62	0.51	104
Year Ended March 31, 2010	7.37	0.53		1.40	1.93	(0.50)	—	—	(0.50)	8.80	26.68	1,173,308	0.50	7.08	0.50	117
Year Ended March 31, 2009	8.90	0.52		(1.53)	(1.01)	(0.52)	—	—	(0.52)	7.37	(11.67)	557,347	0.49	6.31	0.49	226
Year Ended March 31, 2008	9.98	0.70		(1.06)	(0.36)	(0.70)	—	(0.02)	(0.72)	8.90	(3.85)	553,208	0.51	7.34	0.51	134
A Shares
Year Ended March 31, 2012	9.01	0.48	(d)	(0.22)	0.26	(0.44)	—	—	(0.44)	8.83	3.05	51,185	0.85	5.47	0.85	72
Year Ended March 31, 2011	8.80	0.55	(d)	0.16	0.71	(0.50)	—	—	(0.50)	9.01	8.29	69,159	0.84	6.22	0.84	104
Year Ended March 31, 2010	7.38	0.50		1.39	1.89	(0.47)	—	—	(0.47)	8.80	26.11	22,298	0.81	6.81	0.81	117
Year Ended March 31, 2009	8.90	0.50		(1.52)	(1.02)	(0.50)	—	—	(0.50)	7.38	(11.82)	5,513	0.79	6.08	0.79	226
Year Ended March 31, 2008	9.99	0.67		(1.07)	(0.40)	(0.67)	—	(0.02)	(0.69)	8.90	(4.25)	6,591	0.82	7.01	0.82	134
C Shares
Year Ended March 31, 2012	9.02	0.42	(d)	(0.23)	0.19	(0.38)	—	—	(0.38)	8.83	2.26	30,132	1.52	4.77	1.52	72
Year Ended March 31, 2011	8.81	0.50	(d)	0.15	0.65	(0.44)	—	—	(0.44)	9.02	7.57	22,234	1.50	5.65	1.50	104
Year Ended March 31, 2010	7.37	0.45		1.41	1.86	(0.42)	—	—	(0.42)	8.81	25.59	7,402	1.49	6.35	1.49	117
Year Ended March 31, 2009	8.90	0.44		(1.53)	(1.09)	(0.44)	—	—	(0.44)	7.37	(12.55)	543	1.49	5.27	1.49	226
Period Ended March 31, 2008	9.52	0.40		(0.61)	(0.21)	(0.39)	—	(0.02)	(0.41)	8.90	(2.31)	216	1.49	6.43	1.49	134

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Tax Basis Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(a)		Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(b)	Portfolio Turnover Rate(c)
Seix High Yield Fund
I Shares
Year Ended March 31, 2012	$10.07	$0.70	(d)	$(0.38)	$0.32	$(0.70)	$—	$—	$(0.70)	$9.69	3.44%		$2,123,625	0.54%	7.27%	0.54%	83%
Year Ended March 31, 2011	9.46	0.77	(d)	0.61	1.38	(0.77)	—	—	(0.77)	10.07	15.24		1,724,652	0.51	7.96	0.51	119
Year Ended March 31, 2010	7.75	0.77		1.70	2.47	(0.76)	—	—	(0.76)	9.46	32.91		1,723,678	0.48	8.54	0.49	116
Year Ended March 31, 2009	9.77	0.78		(2.03)	(1.25)	(0.77)	—	—	(0.77)	7.75	(13.15)		786,029	0.50	8.99	0.51	114
Year Ended March 31, 2008	10.84	0.80		(1.06)	(0.26)	(0.81)	—	—	(0.81)	9.77	(2.50)		663,081	0.49	7.70	0.50	117
A Shares
Year Ended March 31, 2012	9.84	0.65	(d)	(0.36)	0.29	(0.66)	—	—	(0.66)	9.47	3.21		38,016	0.78	6.91	0.78	83
Year Ended March 31, 2011	9.25	0.73	(d)	0.60	1.33	(0.74)	—	—	(0.74)	9.84	14.99		35,238	0.77	7.74	0.77	119
Year Ended March 31, 2010	7.58	0.74		1.67	2.41	(0.74)	—	—	(0.74)	9.25	32.81		28,378	0.75	8.51	0.75	116
Year Ended March 31, 2009	9.55	0.75		(1.97)	(1.22)	(0.75)	—	—	(0.75)	7.58	(13.14)		18,530	0.76	8.84	0.77	114
Year Ended March 31, 2008	10.60	0.77		(1.04)	(0.27)	(0.78)	—	—	(0.78)	9.55	(2.65)		21,640	0.75	7.68	0.75	117
R Shares(f)
Year Ended March 31, 2012	10.07	0.65	(d)	(0.40)	0.25	(0.64)	—	—	(0.64)	9.68	2.69		2,427	1.18	6.68	1.18	83
Year Ended March 31, 2011	9.45	0.71	(d)	0.62	1.33	(0.71)	—	—	(0.71)	10.07	14.61		3,341	1.20	7.43	1.20	119
Year Ended March 31, 2010	7.75	0.71		1.69	2.40	(0.70)	—	—	(0.70)	9.45	31.92		6,347	1.14	7.92	1.14	116
Year Ended March 31, 2009	9.77	0.70		(2.03)	(1.33)	(0.69)	—	—	(0.69)	7.75	(14.01)		5,060	1.50	7.90	1.50	114
Year Ended March 31, 2008	10.83	0.70		(1.05)	(0.35)	(0.71)	—	—	(0.71)	9.77	(3.40)		4,012	1.50	6.75	1.50	117

Short-Term Bond Fund
I Shares
Year Ended March 31, 2012	9.95	0.20	(d)	0.06	0.26	(0.22)	—	—	(0.22)	9.99	2.60		310,854	0.48	2.00	0.48	86
Year Ended March 31, 2011	9.94	0.21	(d)	0.02	0.23	(0.22)	—	—	(0.22)	9.95	2.28		350,162	0.48	2.12	0.48	189
Year Ended March 31, 2010	9.40	0.30		0.53	0.83	(0.29)	—	—	(0.29)	9.94	8.91	(e)	489,413	0.46	3.00	0.46	122
Year Ended March 31, 2009	9.87	0.40		(0.47)	(0.07)	(0.40)	—	—	(0.40)	9.40	(0.70	)(e)	326,801	0.46	4.20	0.46	122
Year Ended March 31, 2008	9.78	0.45		0.09	0.54	(0.45)	—	—	(0.45)	9.87	5.63		390,659	0.45	4.58	0.46	152
A Shares
Year Ended March 31, 2012	9.98	0.17	(d)	0.06	0.23	(0.19)	—	—	(0.19)	10.02	2.32		2,478	0.76	1.75	0.76	86
Year Ended March 31, 2011	9.96	0.19	(d)	0.03	0.22	(0.20)	—	—	(0.20)	9.98	2.18		2,642	0.67	1.94	0.67	189
Year Ended March 31, 2010	9.42	0.28		0.53	0.81	(0.27)	—	—	(0.27)	9.96	8.65	(e)	3,389	0.68	2.78	0.68	122
Year Ended March 31, 2009	9.89	0.38		(0.47)	(0.09)	(0.38)	—	—	(0.38)	9.42	(0.90	)(e)	2,715	0.66	4.00	0.66	122
Year Ended March 31, 2008	9.81	0.43		0.08	0.51	(0.43)	—	—	(0.43)	9.89	5.30		3,767	0.65	4.38	0.66	152
C Shares
Year Ended March 31, 2012	9.98	0.10	(d)	0.05	0.15	(0.12)	—	—	(0.12)	10.01	1.48		3,009	1.48	1.01	1.48	86
Year Ended March 31, 2011	9.96	0.11	(d)	0.03	0.14	(0.12)	—	—	(0.12)	9.98	1.36		2,685	1.47	1.12	1.47	189
Year Ended March 31, 2010	9.42	0.20		0.53	0.73	(0.19)	—	—	(0.19)	9.96	7.81	(e)	2,754	1.46	2.03	1.46	122
Year Ended March 31, 2009	9.89	0.30		(0.47)	(0.17)	(0.30)	—	—	(0.30)	9.42	(1.69	)(e)	2,948	1.45	3.20	1.46	122
Year Ended March 31, 2008	9.81	0.35		0.08	0.43	(0.35)	—	—	(0.35)	9.89	4.46		3,477	1.46	3.58	1.46	152

Short-Term Municipal Bond Fund*
I Shares
Year Ended March 31, 2012	10.16	0.32	(d)	0.70	1.02	(0.31)	—	(0.14)	(0.45)	10.73	10.16		5,956	0.67	3.00	0.77	27
Year Ended March 31, 2011	10.48	0.35	(d)	(0.29)	0.06	(0.35)	—	(0.03)	(0.38)	10.16	0.53		21,302	0.68	3.32	0.68	33
Year Ended March 31, 2010	10.04	0.37		0.44	0.81	(0.37)	—	—	(0.37)	10.48	8.18		24,332	0.65	3.58	0.65	35
Year Ended March 31, 2009	10.04	0.37		—	0.37	(0.37)	—	—	(0.37)	10.04	3.79		26,064	0.63	3.71	0.63	26
Year Ended March 31, 2008	10.21	0.37		(0.16)	0.21	(0.37)	—	(0.01)	(0.38)	10.04	2.07		38,138	0.62	3.66	0.62	23

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Tax Basis Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(b)	Portfolio Turnover Rate(c)
A Shares
Year Ended March 31, 2012	$10.16	$0.29	(d)	$0.71	$1.00	$(0.29)	$—	$(0.14)	$(0.43)	$10.73	10.00%	$3,445	0.82%	2.77%	0.97%	27%
Year Ended March 31, 2011	10.48	0.33	(d)	(0.29)	0.04	(0.33)	—	(0.03)	(0.36)	10.16	0.38	4,081	0.83	3.18	0.83	33
Period Ended March 31, 2010#	10.29	0.24		0.19	0.43	(0.24)	—	—	(0.24)	10.48	4.18	5,200	0.81	3.38	0.81	35
Period Ended March 31, 2009##	10.05	0.27		(0.25)	0.02	(0.27)	—	—	(0.27)	9.80	0.22	—	0.78	3.58	0.78	26
Year Ended March 31, 2008	10.22	0.36		(0.16)	0.20	(0.36)	—	(0.01)	(0.37)	10.05	1.91	45	0.79	3.65	0.79	23

Short-Term U.S. Treasury Securities Fund
I Shares
Year Ended March 31, 2012	10.10	0.10	(d)	— (i)	0.10	(0.10)	—	(0.14)	(0.24)	9.96	0.96	8,502	0.55	1.01	0.74	31
Year Ended March 31, 2011	10.27	0.13	(d)	(0.01)	0.12	(0.13)	—	(0.16)	(0.29)	10.10	1.16	22,875	0.53	1.23	0.62	36
Year Ended March 31, 2010	10.33	0.14		(0.03)	0.11	(0.14)	—	(0.03)	(0.17)	10.27	1.03	33,504	0.49	1.29	0.54	147
Year Ended March 31, 2009	10.26	0.28		0.07	0.35	(0.28)	—	—	(0.28)	10.33	3.50	61,692	0.48	2.74	0.48	144
Year Ended March 31, 2008	9.86	0.42		0.40	0.82	(0.42)	—	—	(0.42)	10.26	8.56	62,416	0.48	4.24	0.49	66
A Shares
Year Ended March 31, 2012	10.09	0.08	(d)	— (i)	0.08	(0.08)	—	(0.14)	(0.22)	9.95	0.78	3,455	0.73	0.80	0.94	31
Year Ended March 31, 2011	10.26	0.11	(d)	(0.01)	0.10	(0.11)	—	(0.16)	(0.27)	10.09	0.98	5,562	0.71	1.05	0.80	36
Year Ended March 31, 2010	10.32	0.12		(0.03)	0.09	(0.12)	—	(0.03)	(0.15)	10.26	0.85	5,839	0.67	1.20	0.71	147
Year Ended March 31, 2009	10.25	0.26		0.07	0.33	(0.26)	—	—	(0.26)	10.32	3.31	16,854	0.65	2.30	0.66	144
Year Ended March 31, 2008	9.85	0.41		0.40	0.81	(0.41)	—	—	(0.41)	10.25	8.37	3,800	0.66	4.07	0.67	66
C Shares
Year Ended March 31, 2012	10.08	0.01	(d)	— (i)	0.01	(0.01)	—	(0.14)	(0.15)	9.94	0.07	7,931	1.44	0.07	1.74	31
Year Ended March 31, 2011	10.25	0.02	(d)	(0.01)	0.01	(0.02)	—	(0.16)	(0.18)	10.08	0.16	7,699	1.53	0.21	1.62	36
Year Ended March 31, 2010	10.31	0.03		(0.03)	—	(0.03)	—	(0.03)	(0.06)	10.25	0.04	6,426	1.49	0.33	1.55	147
Year Ended March 31, 2009	10.25	0.18		0.06	0.24	(0.18)	—	—	(0.18)	10.31	2.38	7,113	1.48	1.79	1.48	144
Year Ended March 31, 2008	9.84	0.32		0.41	0.73	(0.32)	—	—	(0.32)	10.25	7.60	8,839	1.48	3.27	1.50	66

Total Return Bond Fund
I Shares
Year Ended March 31, 2012	10.40	0.25	(d)	0.73	0.98	(0.36)	—	(0.25)	(0.61)	10.77	9.62	996,213	0.37	2.30	0.37	170
Year Ended March 31, 2011	10.60	0.33	(d)	0.22	0.55	(0.27)	(0.08)	(0.40)	(0.75)	10.40	5.20	684,952	0.33	3.05	0.33	294
Year Ended March 31, 2010	10.26	0.40		0.43	0.83	(0.36)	—	(0.13)	(0.49)	10.60	8.17	724,588	0.31	3.72	0.31	326
Year Ended March 31, 2009	10.10	0.49		0.18	0.67	(0.51)	—	—	(0.51)	10.26	6.89	602,267	0.30	4.85	0.30	199
Year Ended March 31, 2008	9.96	0.51		0.14	0.65	(0.51)	—	—	(0.51)	10.10	6.74	630,451	0.30	5.14	0.30	248
A Shares
Year Ended March 31, 2012	10.73	0.22	(d)	0.76	0.98	(0.34)	—	(0.25)	(0.59)	11.12	9.31	44,359	0.65	1.95	0.65	170
Year Ended March 31, 2011	10.92	0.33	(d)	0.21	0.54	(0.25)	(0.08)	(0.40)	(0.73)	10.73	4.93	17,589	0.58	2.94	0.58	294
Year Ended March 31, 2010	10.57	0.38		0.43	0.81	(0.33)	—	(0.13)	(0.46)	10.92	7.75	8,540	0.55	3.14	0.55	326
Year Ended March 31, 2009	10.40	0.46		0.19	0.65	(0.48)	—	—	(0.48)	10.57	6.51	510	0.54	4.51	0.54	199
Year Ended March 31, 2008	10.26	0.49		0.14	0.63	(0.49)	—	—	(0.49)	10.40	6.28	269	0.54	4.76	0.54	248
R Shares(g)
Year Ended March 31, 2012	10.40	0.18	(d)	0.76	0.94	(0.31)	—	(0.25)	(0.56)	10.78	9.15	20,315	0.90	1.63	0.90	170
Year Ended March 31, 2011	10.60	0.30	(d)	0.19	0.49	(0.21)	(0.08)	(0.40)	(0.69)	10.40	4.63	2,825	0.89	2.74	0.89	294
Year Ended March 31, 2010	10.26	0.35		0.42	0.77	(0.30)	—	(0.13)	(0.43)	10.60	7.61	710	0.82	3.11	0.82	326
Year Ended March 31, 2009	10.10	0.39		0.19	0.58	(0.42)	—	—	(0.42)	10.26	5.90	325	1.10	4.01	1.10	199
Year Ended March 31, 2008	9.96	0.41		0.14	0.55	(0.41)	—	—	(0.41)	10.10	5.68	40	1.30	4.13	1.30	248

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Tax Basis Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(b)	Portfolio Turnover Rate(c)

Ultra-Short Bond Fund
I Shares
Year Ended March 31, 2012	$9.93	$0.10	(d)	$0.03	$0.13	$(0.11)	$—	$—	$(0.11)	$9.95	1.34%	$112,617	0.34%	0.99%	0.34%	97%
Year Ended March 31, 2011	9.91	0.13	(d)	0.04	0.17	(0.15)	—	—	(0.15)	9.93	1.76	115,795	0.32	1.31	0.32	229
Year Ended March 31, 2010	9.52	0.25		0.39	0.64	(0.25)	—	—	(0.25)	9.91	6.82	92,528	0.34	2.51	0.37	130
Year Ended March 31, 2009	9.91	0.39		(0.40)	(0.01)	(0.38)	—	—	(0.38)	9.52	(0.13)	55,088	0.31	3.95	0.36	88
Year Ended March 31, 2008	10.00	0.47		(0.09)	0.38	(0.47)	—	—	(0.47)	9.91	3.89	87,892	0.30	4.72	0.33	126

U.S. Government Securities Fund
I Shares
Year Ended March 31, 2012	8.63	0.11	(d)	0.61	0.72	(0.11)	—	(0.55)	(0.66)	8.69	8.27	40,754	0.73	1.18	0.73	94
Year Ended March 31, 2011	8.76	0.18	(d)	0.22	0.40	(0.18)	—	(0.35)	(0.53)	8.63	4.50	48,580	0.62	2.02	0.62	92
Year Ended March 31, 2010	11.11	0.26		(0.37)	(0.11)	(0.27)	—	(1.97)	(2.24)	8.76	(1.07)	71,910	0.58	2.35	0.58	85
Year Ended March 31, 2009	10.59	0.33		0.56	0.89	(0.34)	—	(0.03)	(0.37)	11.11	8.49	341,727	0.55	3.09	0.56	130
Year Ended March 31, 2008	10.29	0.50		0.30	0.80	(0.50)	—	—	(0.50)	10.59	8.04	491,970	0.55	4.89	0.55	134
A Shares
Year Ended March 31, 2012	8.63	0.08	(d)	0.61	0.69	(0.08)	—	(0.55)	(0.63)	8.69	7.98	1,797	1.00	0.90	1.00	94
Year Ended March 31, 2011	8.76	0.15	(d)	0.22	0.37	(0.15)	—	(0.35)	(0.50)	8.63	4.18	2,089	0.93	1.71	0.93	92
Year Ended March 31, 2010	11.11	0.21		(0.35)	(0.14)	(0.24)	—	(1.97)	(2.21)	8.76	(1.38)	2,314	0.89	1.98	0.89	85
Year Ended March 31, 2009	10.59	0.29		0.56	0.85	(0.30)	—	(0.03)	(0.33)	11.11	8.17	2,954	0.85	2.78	0.86	130
Year Ended March 31, 2008	10.29	0.47		0.30	0.77	(0.47)	—	—	(0.47)	10.59	7.72	3,496	0.85	4.61	0.85	134
C Shares
Year Ended March 31, 2012	8.63	0.03	(d)	0.61	0.64	(0.03)	—	(0.55)	(0.58)	8.69	7.32	2,401	1.61	0.28	1.67	94
Year Ended March 31, 2011	8.76	0.09	(d)	0.22	0.31	(0.09)	—	(0.35)	(0.44)	8.63	3.46	2,471	1.62	1.02	1.62	92
Year Ended March 31, 2010	11.11	0.14		(0.35)	(0.21)	(0.17)	—	(1.97)	(2.14)	8.76	(2.05)	3,038	1.58	1.28	1.58	85
Year Ended March 31, 2009	10.59	0.22		0.56	0.78	(0.23)	—	(0.03)	(0.26)	11.11	7.42	3,649	1.55	2.08	1.55	130
Year Ended March 31, 2008	10.29	0.40		0.30	0.70	(0.40)	—	—	(0.40)	10.59	6.97	4,222	1.55	3.90	1.55	134

U.S. Government Securities Ultra-Short Bond Fund
I Shares
Year Ended March 31, 2012	10.07	0.06	(d)	0.12	0.18	(0.11)	—	—	(0.11)	10.14	1.76	2,033,765	0.36	0.55	0.36	70
Year Ended March 31, 2011	10.07	0.07	(d)	0.09	0.16	(0.16)	—	—	(0.16)	10.07	1.61	1,648,792	0.33	0.73	0.33	229
Year Ended March 31, 2010	10.03	0.30		0.06	0.36	(0.32)	—	—	(0.32)	10.07	3.62	1,340,992	0.29	2.15	0.29	119
Year Ended March 31, 2009	10.03	0.41		0.01	0.42	(0.42)	—	—	(0.42)	10.03	4.29	90,675	0.28	4.00	0.32	92
Year Ended March 31, 2008	9.95	0.43		0.10	0.53	(0.45)	—	—	(0.45)	10.03	5.41	62,904	0.28	4.33	0.33	140

Virginia Intermediate Municipal Bond Fund
I Shares
Year Ended March 31, 2012	10.21	0.33	(d)	0.53	0.86	(0.33)	—	(0.11)	(0.44)	10.63	8.55	147,599	0.63	3.12	0.63	23
Year Ended March 31, 2011	10.39	0.34	(d)	(0.11)	0.23	(0.34)	—	(0.07)	(0.41)	10.21	2.15	165,536	0.62	3.23	0.62	17
Year Ended March 31, 2010	10.22	0.37		0.19	0.56	(0.37)	—	(0.02)	(0.39)	10.39	5.58	191,537	0.61	3.56	0.61	33
Year Ended March 31, 2009	10.09	0.36		0.13	0.49	(0.36)	—	—	(0.36)	10.22	5.01	181,882	0.60	3.61	0.60	20
Year Ended March 31, 2008	10.11	0.37		(0.02)	0.35	(0.37)	—	—	(0.37)	10.09	3.51	204,507	0.60	3.65	0.60	28
A Shares
Year Ended March 31, 2012	10.21	0.31	(d)	0.53	0.84	(0.31)	—	(0.11)	(0.42)	10.63	8.38	12,509	0.78	2.97	0.78	23
Year Ended March 31, 2011	10.39	0.32	(d)	(0.11)	0.21	(0.32)	—	(0.07)	(0.39)	10.21	2.00	12,471	0.77	3.09	0.77	17
Year Ended March 31, 2010	10.22	0.35		0.20	0.55	(0.36)	—	(0.02)	(0.38)	10.39	5.44	14,236	0.75	3.35	0.75	33
Year Ended March 31, 2009	10.09	0.35		0.13	0.48	(0.35)	—	—	(0.35)	10.22	4.85	7,619	0.75	3.46	0.75	20
Year Ended March 31, 2008	10.11	0.35		(0.02)	0.33	(0.35)	—	—	(0.35)	10.09	3.36	6,232	0.75	3.50	0.75	28

See Notes to Financial Highlights and Notes to Financial Statements.

NOTES TO FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS    March 31, 2012

(a)	Total return excludes sales charge. Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	Not annualized for periods less than one year.

(d)	Per share data calculated using average shares outstanding method.

(e)	Net Asset Value (“NAV”) varies from NAV reported to shareholders as these financial statements are prepared inclusive of trade date adjustments.

(f)	Effective at the close of business on July 31, 2009, C shares converted to R shares and C shares are no longer available for purchase. The data prior to such date reflects that of C shares.

(g)	Effective at the close of business on February 12, 2009, C shares converted to R shares and C shares are no longer available for purchase. The data prior to such date reflects that of C shares.

(h)	The following table details the commencement of operations of certain classes of each respective fund:

Fund	Class	Commencement Date
Seix Floating Rate High Income Fund	C Shares	August 3, 2007

(i)	Rounds to less than $0.01 per share.

*	Formerly Maryland Municipal Bond Fund.

^	The Georgia Tax-Exempt Bond Fund’s net expense ratio and gross expense ratio includes interest expense of 0.09% incurred during the year ended March 31, 2009 with respect to investments in certain inverse floating rate securities.

^^	Amended from prior periods’ financial highlights. There were no shareholders in the class for the period from October 16, 2007 through January 17, 2008. The financial highlight information presented is for two separate periods of time when shareholders were invested in the class.

#	Prior to August 1, 2009, there were no assets in Class A of the Short-Term Bond Fund during the current period. Effective at the close of business July 31, 2009, Class A received assets from the conversion from Class C. The NAV shown for the beginning of the period reflects the initial converted NAV from Class C and the amounts shown thereafter reflect operations for Class A from August 1, 2009 through March 31, 2010.

##	Class A was operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 280 days during the period for Short-Term Municipal Bond Fund. The NAV, end of period, presented for Short-Term Municipal Bond Fund A Shares was as of January 6, 2009, the last day the class had shareholders.

Amounts designated as “—“ are $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS

RIDGEWORTH FUNDS    March 31, 2012

1.	Organization

The RidgeWorth Funds (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Core Bond Fund, Corporate Bond Fund, Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund (effective April 10, 2012 the Maryland Municipal Bond Fund changed its name to Short-Term Municipal Bond Fund), Short-Term U.S. Treasury Securities Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund and Virginia Intermediate Municipal Bond Fund (each a “Fund” and collectively the “Funds”).

The Limited Duration Fund, Ultra-Short Bond Fund and U.S. Government Securities Ultra-Short Bond Fund offer I Shares only. The Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, Investment Grade Tax-Exempt Bond Fund, North Carolina Tax-Exempt Bond Fund, Short-Term Municipal Bond Fund and Virginia Intermediate Bond Fund offer I Shares and A Shares. The Core Bond Fund, High Income Fund, Intermediate Bond Fund, Seix High Yield Fund and Total Return Bond Fund offer I Shares, A Shares and R Shares. The remaining Funds offer I Shares, A Shares and C Shares.

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges, except with respect to the fees paid under the Distribution and Service Plan, voting rights on matters affecting a single class of shares and sales charges. The A Shares of the Funds (except Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Short-Term Bond Fund and Short-Term U.S. Treasury Securities Fund) have a maximum sales charge on purchases of 4.75% as a percentage of original purchase price. The A Shares of the Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Short-Term Bond Fund and Short-Term U.S. Treasury Securities Fund have a maximum sales charge on purchases of 2.50% as a percentage of original purchase price. Certain purchases of A Shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) of 0.50% if redeemed within two years of purchase. Prior to September 1, 2011, shareholders may have been subject to a deferred sales charge of 1.00% on redemptions within one year of purchase. Shareholders will continue to pay the 1.00% deferred sale charges if they redeem, within one year, qualifying A Shares purchased prior to September 1, 2011. The deferred sale charges may be waived from time to time for certain broker-dealers that waive payment of compensation to them. The C Shares have a maximum CDSC of 1.00% as a percentage of either the original purchase price or the next calculated price after the Funds receive a redemption request, whichever is less, if shares are redeemed within one year of purchase. There is no sales charge or CDSC on purchases or sales of I or R Shares.

The Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following are significant accounting policies consistently followed by the Funds and are in conformity with accounting principles generally accepted in the U.S. (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ

(a) Investment Valuation — Debt securities are valued at the last quoted bid price provided by independent pricing vendors approved by the Board of Trustees (the “Board” or “Trustees”), that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. The independent pricing vendor may value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

in the fair value heirarchy. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid prices as of the close of business of that market and such securities are considered Level 2 in the fair value heirarchy. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded and such securities may be considered Level 1 in the fair value heirarchy. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade and such securities may be considered Level 1 in the fair value heirarchy. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Fund calculates its net asset value, each of the Funds values these securities as determined in accordance with Pricing and Valuation Procedures approved by the Funds’ Board. The Funds’ Pricing and Valuation Procedures are performed and monitored by a Valuation Committee (the “Committee”) designated by the Board. Some of the more common reasons which may necessitate that a security be valued in accordance with Pricing and Valuation Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Pricing and Valuation Procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee. Using the Funds’ Pricing and Valuation Procedures, such securities may be considered Level 2 or Level 3 in the fair value heirarchy. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value and such securities are considered Level 2 in the fair value heirarchy.

The Funds, in accordance with GAAP, have adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs as of March 31, 2012 used in valuing the Funds’ assets and liabilities carried at fair value:

Asset Valuation Inputs

	Level 1 - Quoted Prices($)	Level 2 - Other Significant Observable Inputs($)	Level 3 - Significant Unobservable Inputs($)	Total($)
Core Bond Fund
Asset-Backed Securities[1]	—	4,890,464	—	4,890,464
Collateralized Mortgage Obligations[1]	—	54,883,378	—	54,883,378
Corporate Bonds[1]	—	123,134,805	—	123,134,805
U.S. Government Agency Mortgages[1]	—	102,676,481	—	102,676,481
U.S. Treasury Obligations	—	166,959,478	—	166,959,478
Preferred Stocks[1]	1,396,287	—	—	1,396,287
Money Market Fund	30,976,574	—	—	30,976,574

Total Investments	32,372,861	452,544,606	—	484,917,467

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

	Level 1 - Quoted Prices($)	Level 2 - Other Significant Observable Inputs($)	Level 3 - Significant Unobservable Inputs($)		Total($)
Corporate Bond Fund
Corporate Bonds[1]	—	75,081,455	—		75,081,455
Preferred Stocks[1]	1,234,389	—	—		1,234,389
Money Market Fund	1,579,563	—	—		1,579,563

Total Investments	2,813,952	75,081,455	—		77,895,407

Georgia Tax-Exempt Bond Fund
Municipal Bonds[2]	—	146,945,686	—		146,945,686
Money Market Fund	3,710,700	—	—		3,710,700

Total Investments	3,710,700	146,945,686	—		150,656,386

High Grade Municipal Bond Fund
Municipal Bonds[2]	—	41,006,961	—		41,006,961
Money Market Fund	8,480,299	—	—		8,480,299

Total Investments	8,480,299	41,006,961	—		49,487,260

High Income Fund
Bank Loans[1]	—	30,341,510	—		30,341,510
Corporate Bonds[1]	—	582,982,719	539,820	[4]	583,522,539
Convertible Corporate Bond[1]	—	1,957,313	—		1,957,313
Common Stocks[1]	3,192,315	—	—		3,192,315
Preferred Stocks[1]	3,063,172	—	—		3,063,172
Convertible Preferred Stock[1]	1,588,835	—	—		1,588,835
Warrants	5,563,384	—	—		5,563,384
Short-Term Investment	—	54,246,646	—		54,246,646
Money Market Fund	72,944,681	—	—		72,944,681

Total Investments	86,352,387	669,528,188	539,820		756,420,395

Intermediate Bond Fund
Collateralized Mortgage Obligations[1]	—	19,796,134	—		19,796,134
Corporate Bonds[1]	—	398,406,024	—		398,406,024
U.S. Government Agency Mortgages[1]	—	77,337,347	—		77,337,347
U.S. Treasury Obligations[1]	—	674,994,898	—		674,994,898
Preferred Stock	1,822,853	—	—		1,822,853
Short-Term Investment	—	787,930	—		787,930
Money Market Fund	101,436,725	—	—		101,436,725

Total Investments	103,259,578	1,171,322,333	—		1,274,581,911

Investment Grade Tax-Exempt Bond Fund
Municipal Bonds[2]	—	831,482,265	—		831,482,265
Money Market Fund	175,907,086	—	—		175,907,086

Total Investments	175,907,086	831,482,265	—		1,007,389,351

Limited Duration Fund
Asset-Backed Securities[1]	—	4,257,662	—		4,257,662
Collateralized Mortgage Obligations[1]	—	10,242,147	—		10,242,147
Money Market Fund	1,503,342	—	—		1,503,342

Total Investments	1,503,342	14,499,809	—		16,003,151

Limited-Term Federal Mortgage Securities Fund
Asset-Backed Security[1]	—	162,585	—		162,585
Collateralized Mortgage Obligations[1]	—	7,085,891	—		7,085,891
U.S. Government Agency Mortgages[1]	—	29,520,077	—		29,520,077
Money Market Fund	5,703,680	—	—		5,703,680

Total Investments	5,703,680	36,768,553	—		42,472,233

North Carolina Tax-Exempt Bond Fund
Municipal Bonds[2]	—	47,379,863	—		47,379,863
Money Market Fund	4,858,161	—	—		4,858,161

Total Investments	4,858,161	47,379,863	—		52,238,024

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

	Level 1 - Quoted Prices($)	Level 2 - Other Significant Observable Inputs($)	Level 3 - Significant Unobservable Inputs($)		Total($)
Seix Floating Rate High Income Fund
Bank Loans[1]	—	3,204,126,536	—		3,204,126,536
Corporate Bonds[1]	—	176,798,488	200,000	[4]	176,998,488
Preferred Stocks[1]	2,291,958	—	—		2,291,958
Convertible Preferred Stock[1]	1,328,737	—	—		1,328,737
Money Market Fund	259,580,289	—	—		259,580,289

Total Investments	263,200,984	3,380,925,024	200,000		3,644,326,008

Seix High Yield Fund
Bank Loans[1]	—	20,809,083	—		20,809,083
Corporate Bonds[1]	—	1,970,824,550	—		1,970,824,550
Preferred Stock[1]	1,436,928	—	—		1,436,928
Convertible Preferred Stock[1]	10,816,551	—	—		10,816,551
Short-Term Investment	—	172,937,187	—		172,937,187
Money Market Fund	155,093,147	—	—		155,093,147

Total Investments	167,346,626	2,164,570,820	—		2,331,917,446

Short-Term Bond Fund
Asset-Backed Securities[1]	—	31,001,808	—		31,001,808
Collateralized Mortgage Obligations[1]	—	57,540,585	—		57,540,585
Corporate Bonds[1]	—	128,481,006	—		128,481,006
Municipal Bond[2]	—	4,949,178	—		4,949,178
U.S. Government Agencies[1]	—	44,666,627	—		44,666,627
U.S. Government Agency Mortgages[1]	—	42,677,497	—		42,677,497
U.S. Treasury Obligations[1]	—	3,109,622	—		3,109,622
Money Market Fund	1,011,892	—	—		1,011,892

Total Investments	1,011,892	312,426,323	—		313,438,215

Other Financial Instruments[3]
Future Contracts
Interest rate risk	94,925	—	—		94,925

Total Investments	1,106,817	312,426,323	—		313,533,140

Short-Term Municipal Bond Fund
Municipal Bonds[2]	—	8,998,917	—		8,998,917
Money Market Fund	734,657	—	—		734,657

Total Investments	734,657	8,998,917	—		9,733,574

Short-Term U.S. Treasury Securities Fund
U.S. Treasury Obligations[1]	—	18,823,825	—		18,823,825
Money Market Fund	854,392	—	—		854,392

Total Investments	854,392	18,823,825	—		19,678,217

Total Return Bond Fund
Asset-Backed Securities[1]	—	21,377,990	—		21,377,990
Collateralized Mortgage Obligations[1]	—	135,326,987	—		135,326,987
Corporate Bonds[1]	—	277,225,428	—		277,225,428
U.S. Government Agency Mortgages[1]	—	221,315,170	—		221,315,170
U.S. Treasury Obligations[1]	—	370,915,464	—		370,915,464
Preferred Stocks[1]	3,274,202	—	—		3,274,202
Money Market Fund	44,602,276	—	—		44,602,276

Total Investments	47,876,478	1,026,161,039	—		1,074,037,517

Other Financial Instruments[3]
Credit Default Swap Agreements – Buy Protection
Credit risk	—	5,872,795	—		5,872,795
Forward Foreign Currency Contracts
Foreign currency risk	—	1,632,775	—		1,632,775

Total Investments	47,876,478	1,033,666,609	—		1,081,543,087

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

	Level 1 - Quoted Prices($)	Level 2 - Other Significant Observable Inputs($)	Level 3 - Significant Unobservable Inputs($)	Total($)
Ultra-Short Bond Fund
Asset-Backed Securities[1]	—	6,912,201	—	6,912,201
Collateralized Mortgage Obligations[1]	—	37,338,077	—	37,338,077
Corporate Bonds[1]	—	50,022,781	—	50,022,781
Municipal Bond[2]	—	1,416,489	—	1,416,489
U.S. Government Agency Mortgages[1]	—	15,347,324	—	15,347,324
Money Market Fund	1,019,806	—	—	1,019,806

Total Investments	1,019,806	111,036,872	—	112,056,678

U.S. Government Securities Fund
U.S. Treasury Obligations[1]	—	44,000,943	—	44,000,943
Money Market Fund	765,629	—	—	765,629

Total Investments	765,629	44,000,943	—	44,766,572

U.S. Government Securities Ultra-Short Bond Fund
Asset-Backed Security[1]	—	2,954,962	—	2,954,962
Collateralized Mortgage Obligations[1]	—	600,299,021	—	600,299,021
U.S. Government Agency[1]	—	49,999,300	—	49,999,300
U.S. Government Agency Mortgages[1]	—	1,318,072,233	—	1,318,072,233
Money Market Fund	162,888,386	—	—	162,888,386

Total Investments	162,888,386	1,971,325,516	—	2,134,213,902

Virginia Intermediate Municipal Bond Fund
Municipal Bonds[2]	—	154,940,308	—	154,940,308
Money Market Fund	5,268,179	—	—	5,268,179

Total Investments	5,268,179	154,940,308	—	160,208,487

Liability Valuation Inputs
	Level 1 - Quoted Prices($)	Level 2 - Other Significant Observable Inputs($)	Level 3 - Significant Unobservable Inputs($)	Total($)
Total Return Bond Fund
Other Financial Instruments[3]
Credit Default Swap Agreements – Sell Protection
Credit risk	—	(2,238,210)	—	(2,238,210)
Forward Foreign Currency Contracts
Foreign currency risk	—	(1,769,025)	—	(1,769,025)

Total	—	(4,007,235)	—	(4,007,235)

1	Please see the Schedules of Portfolio Investments for Sector or Country Classification.

2	Please see the Schedules of Portfolio Investments for State Classification.

3	Other Financial Instruments are derivative instruments not reflected in the value of Total Investments in the Schedules of Portfolio Investments, such as credit default swaps, forward foreign currency contracts and futures, which are valued at the unrealized appreciation (depreciation) on the instrument.

4	As of March 31, 2012, the securities designated as Level 3 were fair valued using significant unobservable inputs under procedures adopted by the Board. Such valuations were based on quotations from principal market makers. Level 3 roll forwards and change in unrealized appreciation (depreciation) of these Level 3 securities held at fiscal year end is presented on the following page.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

The following is a reconciliation of investments as of March 31, 2012 in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 3/31/2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 3/31/2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 3/31/2012
Core Bond Fund
Units
Commercial Services	$0	$—	$(1,341)	$1,341	$—	$(0)	$—	$—	$—	$—

High Income Fund
Corporate Bonds
Auto Manufacturers	$—	$—	$—	$213,687	$539,820	(213,687)	$—	$—	$539,820	$213,687
Units
Commercial Services	0	—	(13,408)	13,410	—	(2)	—	—	—	—

	$0	$—	$(13,408)	$227,097	$539,820	$(213,689)	$—	$—	$539,820	$213,687

Intermediate Bond Fund
Units
Commercial Services	$0	$—	$(4,357)	$4,358	$—	$(1)	$—	$—	$—	$—

Seix Floating Rate High Income Fund
Corporate Bonds
Auto Manufacturers	$—	$—	$—	$79,817	$200,000	$(79,817)	$—	$—	$200,000	$79,817

Seix High Yield Fund
Units
Commercial Services	$0	$—	$(93,521)	$93,535	$—	$(14)	$—	$—	$—	$—

Total Return Bond Fund
Units
Commercial Services	$0	$—	$(2,346)	$2,347	$—	$(1)	$—	$—	$—	$—

The Funds’ policy is to disclose significant transfers between Levels based on valuations at the end of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ Pricing and Valuation Procedures. This may result in movements between Level 1 and Level 2 throughout the period. There were no significant transfers between Levels 1 or 2 as of March 31, 2012, based on the valuation input levels assigned to securities on March 31, 2011 for the Funds.

(b) Security Transactions and Investment Income — Security transactions are accounted for on a trade date basis for financial reporting purposes. Interest income, adjusted for amortization of premium and accretion of discount over the life of the securities, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the ability to realize interest accrued up to the date of default or credit event.

(c) Distributions to Shareholders — Distributions from net investment income for each of the Funds are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of each of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

(d) Expenses and Share Class Accounting — Expenses that are directly related to a specific Fund are charged to that Fund. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets or another appropriate basis Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Funds on the basis of relative daily net assets of each share class. Fees relating to a specific class are charged directly to that share class.

(e) Securities Traded on a To-Be-Announced Basis — Certain of the Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Derivative Instruments — Certain of the Funds may enter into derivative contracts for purposes of pursuing their investment objectives, to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks. Open derivative positions at March 31, 2012 are included within each applicable Fund’s Schedule of Portfolio Investments.

(g) Forward Foreign Currency Contracts — Certain of the Funds may enter into forward foreign currency contracts offset against foreign currency exchange rate risk on non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h ) Futures Contracts — Certain of the Funds may enter into futures contracts to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Foreign Currency Translation — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time), on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currencies.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the amount actually received.

(j) Swap Agreements — Certain of the Funds may invest in swap agreements for the purpose of managing exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily using an independent pricing vendor and changes in value are recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Funds’ custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Portfolio Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

Credit Default Swaps

Certain of the Funds enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Funds may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Funds have exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Funds generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that a Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, a Fund effectively adds leverage to its portfolio because, in addition to its total net assets, a Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, a Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

The Funds’ maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Funds’ exposure to the counterparty). As the protection seller, the Funds’ maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed on the Schedule of Portfolio Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there are unfavorable changes in net interest rates.

The Funds’ maximum exposure in the event of a defined credit event on a CDS to sell protection is the notional amount. As of March 31, 2012, the total notional value of all CDSs to sell protection is $77 million. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a CDS where the Funds bought protection for the same referenced security/entity.

Interest Rate Swaps

Certain of the Funds may enter into interest rate swap contracts to manage exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

The fair value of derivative instruments not accounted for as hedging instruments on the Statements of Assets and Liabilities and the effect of derivative instruments not accounted for as hedging instruments, on the Statements of Operations as of March 31, 2012, are presented in the table below:

	Credit Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Core Bond Fund
Realized Gain (Loss)#
Forward Currency Contracts	$—	$(48,410)	$—	$(48,410)
Swap Agreements	(43,963)	—	448,825	404,862

Total Value	$(43,963)	$(48,410)	$448,825	$356,452

Change in Appreciation (Depreciation)##
Swap Agreements	$16,433	$—	$—	$16,433

Total Change in Appreciation (Depreciation)	$16,433	$—	$—	$16,433

Number of Contracts, Notional Amounts or Shares†
Forward Currency Contracts	$—	$4,148,691	$—	$4,148,691

Swap Agreements	$4,265,000	$—	$42,094,981	$46,359,981

High Income Fund
Realized Gain (Loss)#
Swap Agreements	$(836,650)	$—	$—	$(836,650)

Total Realized Gain (Loss)	$(836,650)	$—	$—	$(836,650)

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

	Credit Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Change in Appreciation (Depreciation)##
Swap Agreements	$21,473	$—	$—	$21,473

Total Change in Appreciation (Depreciation)	$21,473	$—	$—	$21,473

Number of Contracts, Notional Amounts or Shares†
Swap Agreements	$13,142,857	$—	$—	$13,142,857

Intermediate Bond Fund
Realized Gain (Loss)#
Swap Agreements	$(176,764)	$—	$—	$(176,764)

Total Realized Gain (Loss)	$(176,764)	$—	$—	$(176,764)

Change in Appreciation (Depreciation)##
Swap Agreements	$66,581	$—	$—	$66,581

Total Change in Appreciation (Depreciation)	$66,581	$—	$—	$66,581

Number of Contracts, Notional Amounts or Shares†
Swap Agreements	$17,300,000	$—	$—	$17,300,000

Seix High Yield Fund
Realized Gain (Loss)#
Swap Agreements	$(3,250,820)	$—	$—	$(3,250,820)

Total Realized Gain (Loss)	$(3,250,820)	$—	$—	$(3,250,820)

Number of Contracts, Notional Amounts or Shares†
Swap Agreements	$55,000,000	$—	$—	$55,000,000

Short Term Bond Fund
Asset Derivatives
Futures Contracts^^	$—	$—	$94,925	$94,925

Total Value	$—	$—	$94,925	$94,925

Realized Gain (Loss)#
Futures Contracts	$—	$—	$(2,001,517)	$(2,001,517)

Total Realized Gain (Loss)	$—	$—	$(2,001,517)	$(2,001,517)

Change in Appreciation (Depreciation)##
Futures Contracts	$—	$—	$94,925	$94,925

Total Change in Appreciation (Depreciation)	$—	$—	$94,925	$94,925

Number of Contracts, Notional Amounts or Shares†
Futures Contracts	—	—	173	173

Total Return Fund
Asset Derivatives
Forward Currency Contracts*	$—	$1,632,775	$—	$1,632,775
Swap Agreements*	5,872,795	—	—	5,872,795

Total Value	$5,872,795	$1,632,775	$—	$7,505,570

Liability Derivatives
Forward Currency Contracts^	$—	$(1,769,025)	$—	$(1,769,025)
Swap Agreements^	(2,238,210)	—	—	(2,238,210)

Total Value	$(2,238,210)	$(1,769,025)	$—	$(4,007,235)

Realized Gain (Loss)#
Forward Currency Contracts	$—	$1,382,132	$—	$1,382,132
Swap Agreements	9,009,957	—	1,281,198	10,291,155

Total Realized Gain (Loss)	$9,009,957	$1,382,132	$1,281,198	$11,673,287

Change in Appreciation (Depreciation)##
Forward Currency Contracts	$—	$(136,250)	$—	$(136,250)
Swap Agreements	(24,965)	—	—	(24,965)

Total Change in Appreciation (Depreciation)	$(24,965)	$(136,250)	$—	$(161,215)

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

	Credit Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Number of Contracts, Notional Amounts or Shares†
Forward Currency Contracts	$—	$98,145,747	$—	$98,145,747

Swap Agreements	$86,475,000	$—	$84,986,997	$171,461,997

Ultra-Short Bond Fund
Realized Gain (Loss)#
Futures Contracts	$—	$—	$24,611	$24,611

Total Realized Gain (Loss)	$—	$—	$24,611	$24,611

Number of Contracts, Notional Amounts or Shares†
Futures Contracts	—	—	26	26

U.S. Government Securities Ultra-Short Bond Fund
Realized Gain (Loss)#
Futures Contracts	$—	$—	$(961,099)	$(961,099)

Total Realized Gain (Loss)	$—	$—	$(961,099)	$(961,099)

Number of Contracts, Notional Amounts or Shares†
Futures Contracts	—	—	1,000	1,000

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts, or open swap agreements, at value, as applicable.

^	Statements of Assets and Liabilities location: Payables for: open forward foreign currency contracts, or open swap agreements, at value, as applicable.

^^	Cumulative appreciation (depreciation) on futures contracts is reported for “Futures Contracts”. The outstanding variation margin, if any, is reported within the Statements of Assets and Liabilities.

#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, swap agreements, or foreign currency transactions, as applicable.

##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.

†	Amount(s) disclosed represent the average number of contracts for futures contracts, notional amounts for forward currency contracts and swap agreements, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the period ended March 31, 2012.

(k) Securities Lending — Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of a Fund and the market value of securities purchased with cash collateral or (ii) 33.33% of the total market value of all securities of a Fund. No Fund will lend portfolio securities to its investment adviser, subadviser, or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities are required to be fully collateralized by cash, letters of credit or U.S. government securities. The initial value of the collateral must be at least 102% of the market value of the securities loaned, if the securities loaned are U.S. securities (105% for non-U.S. securities); and maintained in an amount equal to at least 100% (103% for non-U.S. securities) thereafter. However, due to market fluctuations during the day, the value of securities loaned on a particular day may exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that a Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities. A fee will be obtained from the borrower if letters of credit or U.S. government securities are used as collateral.

The cash collateral received is aggregated in a joint account by the Funds, providing RidgeWorth Investments a pool of cash to invest in short-term investments that have a remaining maturity of 397 days or less. The Funds are joint participants with other series of the Trust that are not presented in this report. At March 31, 2012, the cash

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

collateral received by the Funds was pooled and invested in the following securities. Each of the Funds participating in securities lending at March 31, 2012 owned a pro-rata portion of the assets and liabilities listed below:

	Shares	Value
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.01%	100,017,885	$100,017,885
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.00%	303,100,773	303,100,773

Total Investments (Cost $403,118,658)		403,118,658
Amount due to Lending Agent		(64,242)

Net Investment Value		403,054,416

The following Funds paid securities lending fees to the lending agent during the year ended March 31, 2012, which have been netted against Income from Securities Lending on the Statements of Operations. These fees are presented below:

Fund	Fee
Core Bond	$2,535
Corporate Bond Fund	85
High Income Fund	40,885
Intermediate Bond Fund	6,539
Seix High Yield Fund	128,854
Total Return Bond Fund	9,605

(l) When-Issued Securities and Forward Commitments — Delivery and payment for securities that have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date at a fixed price. During this period, such securities are subject to market fluctuations. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of a Fund’s net asset value if the Fund makes such investments while remaining substantially fully invested. A Fund records when-issued securities on trade date and will segregate or earmark liquid assets in an amount at least equal in value to its commitments to purchase when-issued and forward commitment securities or engage in other appropriate measures to “cover” its obligation. When-issued securities and the segregated liquid assets associated with such investments are presented within the Funds’ Schedules of Portfolio Investments.

(m) Bank Loans — Certain of the Funds may invest in first and second lien senior floating-rate loans (“bank loans”). These loans are made by banks and other large financial institutions to various companies and are senior in the borrowing companies’ capital structure. Coupon rates are floating, not fixed and are tied to a benchmark lending rate. A Fund records an investment when the borrower withdraws money and records the interest as earned. Some types of senior loans in which these Funds may invest require that an open loan for a specific amount be continually offered to a borrower. These types of senior loans, commonly referred to as revolvers, contractually obligate the lender (and therefore those with an interest in the loan) to fund the loan at the borrower’s discretion. Therefore, a Fund must have funds sufficient to cover its contractual obligation. A Fund will maintain, on a daily basis, high quality, liquid assets in an amount at least equal in value to its contractual obligation to fulfill the revolving senior loan. These unfunded loan commitments are marked-to-market by an independent pricing vendor daily. At March 31, 2012, Seix Floating Rate High Income Fund had unfunded loan commitments.

(n) Restricted Securities — Certain of the Funds’ investments are restricted as to resale. As of March 31, 2012, all of these restricted securities have been deemed liquid by the Funds’ investment adviser based upon procedures approved by the Board, unless stated otherwise in the Funds’ Schedules of Portfolio Investments.

(o) Credit and Market Risk — Certain of Funds’ investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

(p) Foreign Investment Risks — Certain of the Funds’ investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(q) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments — Certain of the Funds may invest in certain securities or engage in other transactions where the Funds are exposed to counterparty credit risk in addition to broader market risks. The Funds may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Funds’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Funds to increased risk of loss.

(r) Other Risks — Certain Funds invest in high yield corporate, government, and other debt instruments of U.S. and non-U.S. issuers. High yield securities involve greater risk of default or downgrade and are more volatile than investment grade securities. A Fund’s concentration of investments in securities of issuers located in a specific region or state, subjects that Fund to the economic and government policies of the region or state, and may increase risk versus that of a fund whose investments are more diversified. Please refer to each Fund’s prospectus for additional risks that may be associated with the Funds.

(s) Federal and Other Taxes — It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2012, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of March 31, 2012, open tax years include the tax years of March 31, 2009 through 2012.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(t) Reclassification — GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

3.	Investment Adviser and Other Service Providers

Investment Adviser — RidgeWorth Investments (“Investment Adviser”), a partially-owned subsidiary of SunTrust Banks, Inc. (“SunTrust”), serves as the investment adviser to the Funds. The Trust and the Investment Adviser have entered into an investment advisory agreement (“Advisory Agreement”). The Investment Adviser is a money—management holding company with multiple style-focused investment boutiques (“Subadvisers”). The subadvisers for each of the Funds are as follows: Seix Investment Advisors LLC (“Seix”) serves as the Subadviser for the Core Bond Fund, Corporate Bond Fund, High Income Fund, Intermediate Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Total Return Bond Fund and U.S. Government Securities Fund. StableRiver Capital Management LLC (“StableRiver”) serves as the Subadviser for the Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, Investment Grade Tax-Exempt Bond Fund, North Carolina Tax-Exempt Bond Fund, Short-Term Bond Fund, Short-Term Municipal

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

Bond Fund, Short-Term U.S. Treasury Securities Fund, Ultra-Short Bond Fund, U.S. Government Securities Ultra-Short Bond Fund, and Virginia Intermediate Municipal Bond Fund. Seix and StableRiver are each wholly-owned subsidiaries of the Investment Adviser. The Investment Adviser pays the Subadvisers out of the fees it receives from the Funds.

Under the terms of the Advisory Agreement, the Funds are charged annual advisory fees, which are computed daily and paid monthly based on each Fund’s average daily net assets. Breakpoints are used in computing the overall annual advisory fees. The maximum annual advisory fee is charged on average daily net assets of each Fund up to $500 million. A discount of 5% applies on the next $500 million, and a discount of 10% applies on amounts over $1 billion. Fee rates for the year ended March 31, 2012 were as follows:

Fund	Maximum Annual Advisory Fee*	Discounted Annual Advisory Fee*	Advisory Fees Waived/Expenses Reimbursed	Net Annual Fees Paid*
Core Bond Fund**	0.25%	0.25%	—%	0.36%
Corporate Bond Fund	0.40	0.40	—	0.40
Georgia Tax-Exempt Bond Fund	0.55	0.55	—	0.55
High Grade Municipal Bond Fund	0.55	0.55	(0.02)	0.53
High Income Fund	0.60	0.60	—	0.60
Intermediate Bond Fund	0.25	0.24	—	0.24
Investment Grade Tax-Exempt Bond Fund	0.50	0.49	—	0.49
Limited Duration Fund	0.10	0.10	—	0.10
Limited-Term Federal Mortgage Securities Fund	0.50	0.50	(0.06)	0.44
North Carolina Tax-Exempt Bond Fund	0.55	0.55	—	0.55
Seix Floating Rate High Income Fund	0.45	0.41	—	0.41
Seix High Yield Fund	0.45	0.42	—	0.42
Short-Term Bond Fund	0.40	0.40	—	0.40
Short-Term Municipal Bond Fund†	0.55	0.55	(0.11)	0.44
Short-Term U.S. Treasury Securities Fund	0.40	0.40	(0.19)	0.21
Total Return Bond Fund	0.25	0.25	—	0.25
Ultra-Short Bond Fund	0.22	0.22	—	0.22
U.S. Government Securities Fund	0.50	0.50	—	0.50
U.S. Government Securities Ultra-Short Bond Fund	0.20	0.19	—	0.19
Virginia Intermediate Municipal Bond Fund	0.55	0.55	—	0.55

*	Aggregate annual fees paid to the Investment Adviser, who, in turn, pays the applicable Subadviser a portion of the fees for subadvisory services to the Funds.

**	Effective October 1, 2011, the Fund’s advisory fee changed from 0.50% to 0.25%.

†	Effective April 10, 2012, Maryland Municipal Bond Fund changed its name to Short-Term Municipal Bond Fund. The Fund’s Investment advisory fee was reduced from 0.55% to 0.35%

Amounts designated as “—” are 0%.

The Investment Adviser and the applicable Subadviser have contractually agreed, until at least August 1, 2012, to waive fees and/or reimburse expenses for each of the following Funds to the extent necessary to maintain each Fund’s Total Annual Fund Operating Expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, extraordinary expenses and indirect expenses attributable to the Fund’s investment in other funds), expressed as a percentage of average daily net assets, as noted below:

Fund		Contractual Expense Limitation
High Grade Municipal Bond Fund	I Shares	0.65%
High Grade Municipal Bond Fund	A Shares	0.80
Limited-Term Federal Mortgage Securities Fund	I Shares	0.66
Limited-Term Federal Mortgage Securities Fund	A Shares	0.86
Limited-Term Federal Mortgage Securities Fund	C Shares	1.66
Short-Term Municipal Bond Fund†	I Shares	0.65
Short-Term Municipal Bond Fund†	A Shares	0.80

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

Fund		Contractual Expense Limitation
Short-Term U.S. Treasury Securities Fund	I Shares	0.55%
Short-Term U.S. Treasury Securities Fund	A Shares	0.73
Short-Term U.S. Treasury Securities Fund	C Shares	1.55

†	Formerly Maryland Municipal Bond Fund.

Under the Expense Limitation Agreement, the Investment Adviser may retain the difference between the contractual expense limitation identified above and the actual total expenses to recapture any of its prior contractual waivers or reimbursements at a date not to exceed three years from the date of such waivers or reimbursements. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed the contractual expense limitation in place at that time. During the year ended March 31, 2012, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. The Investment Adviser does not intend to recapture such amounts. As of March 31, 2012, the cumulative potential recoupments recoverable pursuant to this agreement are as follows:

	Expires
Fund	2014	2015
High Grade Municipal Bond Fund	$32,038	$11,057
Limited-Term Federal Mortgage Securities Fund	—	26,833
Short-Term Municipal Bond Fund†	—	22,692
Short-Term U.S. Treasury Securities Fund	18,813	44,910

†	Formerly Maryland Municipal Bond Fund.

Amounts designated as “—” are $0.

During the year ended March 31, 2012, the Investment Adviser also voluntarily waived fees with respect to certain Funds in order to maintain a more competitive expense ratio for shareholders. These voluntary waivers are not available to be recouped by the Investment Adviser in subsequent years.

The Investment Adviser has voluntarily undertaken to reduce and/or subsidize certain expenses of the Limited-Term Federal Mortgage Securities Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund and U.S. Government Securities Fund to the extent necessary to maintain a minimum annualized yield of 0.00% for each of the Fund’s share classes. This voluntary expense reduction and/or expense subsidy may be modified or discontinued at any time without prior notice. There can be no assurance that this fee reduction will be sufficient to avoid any loss. During the period ended March 31, 2012, the Short-Term U.S. Treasury Securities Fund and the U.S. Government Securities Fund had voluntary reimbursements in the amount of $9,171 and $1,618, respectively.

Fund Accounting, Custody, Administration, and Transfer Agency — State Street Bank and Trust Company (“State Street Bank”) serves as the fund accounting agent and custodian for the Trust pursuant to a Master Custodian Agreement. The custodian is responsible for the safekeeping of the assets of the Funds and the fund accounting agent is responsible for calculating the Funds’ net asset values. State Street Bank is paid on the basis of net assets and transaction costs of the Funds. State Street Bank also serves as the Administrator for the Trust pursuant to an Administration Agreement. State Street Bank is paid on the basis of net assets of the RidgeWorth investment company complex and fees are allocated among the series of the Trust, on the basis of relative net assets.

Boston Financial Data Services, Inc. serves as the transfer agent to the Trust pursuant to a Transfer Agency and Service Agreement.

Custodian Credits — The Funds have an agreement with their custodian under which custody fees may be reduced by balance credits. These credits, if any, are shown as a reduction of total expenses on the Statements of Operations.

Distribution — The Trust and RidgeWorth Distributors LLC (the “Distributor”) are parties to a Distribution Agreement.

In addition, with respect to the A Shares, C Shares and R Shares, the Distributor receives amounts, pursuant to a Distribution and Services Plan, based upon average daily net assets of each respective class, which are computed daily and paid monthly. For the year ended March 31, 2012, the Distributor did not retain any of the front end sales charges assessed on the sale of Class A shares. For the year ended March 31, 2012, the Distributor did not retain

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

any commissions from contingent deferred sales charges assessed on redemptions of Class C shares. These fees, expressed as a percentage of average daily net assets, for the year ended March 31, 2012, were as follows:

Fund	A Share Distribution and Service Fee	C Share Distribution and Service Fee		R Share Distribution and Service Fee
Core Bond Fund	0.30%	N/A	%	0.50%
Corporate Bond Fund	0.30	1.00		N/A
Georgia Tax-Exempt Bond Fund	0.15	N/A		N/A
High Grade Municipal Bond Fund	0.15	N/A		N/A
High Income Fund	0.30	N/A		0.50
Intermediate Bond Fund	0.25	N/A		0.50
Investment Grade Tax-Exempt Bond Fund	0.30	N/A		N/A
Limited-Term Federal Mortgage Securities Fund	0.20	1.00		N/A
North Carolina Tax-Exempt Bond Fund	0.15	N/A		N/A
Seix Floating Rate High Income Fund	0.30	1.00		N/A
Seix High Yield Fund	0.25	N/A		0.50
Short-Term Bond Fund	0.20	1.00		N/A
Short-Term Municipal Bond Fund†	0.15	N/A		N/A
Short-Term U.S. Treasury Securities Fund	0.18	1.00		N/A
Total Return Bond Fund	0.25	N/A		0.50
U.S. Government Securities Fund	0.30	1.00		N/A
Virginia Intermediate Municipal Bond Fund	0.15	N/A		N/A

†	Formerly Maryland Municipal Bond Fund.

Shareholder Servicing Plans — The Core Bond Fund, High Income Fund, Intermediate Bond Fund, Seix High Yield Fund and Total Return Bond Fund have adopted a Shareholder Servicing Plan for the R Shares. Each Fund pays specified benefit plans or other financial service firms for shareholder support services they provide, at a rate of up to 0.25% of the average daily net assets of R Shares. In addition, the Core Bond Fund, Corporate Bond Fund, Intermediate Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund, Short-Term U.S. Treasury Securities Fund, Total Return Bond Fund, U.S. Government Securities Fund and U.S. Government Securities Ultra-Short Bond Fund have adopted a Shareholder Servicing Plan for the I Shares and A Shares of such Funds. Each of these Funds (or class thereof, as the case may be) may pay to financial institutions that provide certain services to the Funds, a shareholder and/or administration services fee under the Plan at an annual rate of up to 0.15% of the average daily net assets of a Fund’s I Shares or A Shares, as applicable. The services under each of these Shareholder Servicing Plans may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

Other Fees — The Investment Adviser provides compliance and certain administrative services to the Trust to ensure compliance with applicable laws and regulations. For the year ended March 31, 2012, the Investment Adviser was paid $1,329,705 for these services. Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides CCO Support Services and an Anti-Money Laundering Officer/ Identity Theft Prevention Officer (“AML Officer”) to the Trust. Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer (“PFO”) and Treasurer to the Trust until March 1, 2012. Fees paid to FCS and FMS pursuant to these agreements are reflected on the Statements of Operations as a component of the caption “Other Fees”.

Neither FCS nor FMS, nor any of their officers or employees who serve as an officer of the Trust, has any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS and FMS are also officers of the Trust.

Certain officers of the Trust are also officers or employees of the Investment Adviser, FCS, FMS and/or the Administrator. Such officers receive no fees from the Trust for serving as officers of the Trust.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

Each of the Trustees receives an annual retainer and an additional fee for each meeting attended, plus reimbursement for certain expenses incurred. Trustees receive an additional fee for attendance at committee meetings. Information on the aggregate remuneration paid to the Trustees can be found on the Statements of Operations.

4.	Management Ownership

At March 31, 2012, 52.52% of the outstanding shares of Short-Term Municipal Bond Fund were held by the Investment Adviser.

5.	Investment Transactions

The cost of security purchases and the proceeds from sales and maturities of securities, excluding securities maturing less than one year from acquisition and U.S. government securities, for the year ended March 31, 2012, were as follows:

Fund	Purchases	Sales and Maturities
Core Bond Fund	$95,779,650	$119,801,876
Corporate Bond Fund	58,984,945	62,610,279
Georgia Tax-Exempt Bond Fund	83,053,368	106,741,789
High Grade Municipal Bond Fund	95,801,279	107,725,703
High Income Fund	954,478,889	737,300,646
Intermediate Bond Fund	141,707,564	189,306,523
Investment Grade Tax-Exempt Bond Fund	1,619,598,123	1,784,179,223
Limited Duration Fund	3,395,916	8,850,318
North Carolina Tax-Exempt Bond Fund	19,021,346	24,339,138
Seix Floating Rate High Income Fund	2,970,046,203	2,490,443,897
Seix High Yield Fund	1,856,979,113	1,429,232,102
Short-Term Bond Fund	107,335,011	147,170,082
Short-Term Municipal Bond Fund†	5,090,321	21,255,853
Total Return Bond Fund	200,855,478	156,311,573
Ultra-Short Bond Fund	63,432,452	46,912,462
Virginia Intermediate Municipal Bond Fund	37,107,332	62,089,656

†	Formerly Maryland Municipal Bond Fund.

The cost of security purchases and proceeds from sales and maturities of U.S. government securities, excluding short-term investments, for the year end March 31, 2012, were as follows:

Fund	Purchases	Sales and Maturities
Core Bond Fund	$698,000,256	$542,399,179
Corporate Bond Fund	2,237,533	2,210,077
Intermediate Bond Fund	1,276,515,074	1,200,346,204
Limited Duration Fund	7,345,169	8,837,971
Limited-Term Federal Mortgage Securities Fund	126,283,126	129,896,430
Short-Term Bond Fund	180,792,508	115,793,555
Short-Term U.S. Treasury Securities Fund	7,225,790	10,806,304
Total Return Bond Fund	1,386,015,262	1,117,967,665
Ultra-Short Bond Fund	66,324,447	66,988,301
U.S. Government Securities Fund	41,733,158	53,568,865
U.S. Government Securities Ultra-Short Bond Fund	1,637,717,986	1,176,813,274

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

6.	Federal Income Tax Information

The following information is presented on an income tax basis and takes into consideration differences between amounts for financial statement and income tax purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., foreign currency transactions and return of capital on securities), such amounts are reclassified within the composition of net assets based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

The cost of investments for federal income tax purposes and aggregate gross unrealized appreciation and depreciation for securities held by the Funds at March 31, 2012 were as follows:

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$475,573,494	$10,434,446	$(1,090,473)	$9,343,973
Corporate Bond Fund	73,507,874	4,532,878	(145,345)	4,387,533
Georgia Tax-Exempt Bond Fund	140,584,500	10,174,785	(102,899)	10,071,886
High Grade Municipal Bond Fund	45,448,355	4,122,632	(83,727)	4,038,905
High Income Fund	758,183,826	18,585,029	(20,348,460)	(1,763,431)
Intermediate Bond Fund	1,236,133,984	39,739,655	(1,291,728)	38,447,927
Investment Grade Tax-Exempt Bond Fund	961,427,750	47,675,122	(1,713,521)	45,961,601
Limited Duration Fund	15,980,470	44,032	(21,351)	22,681
Limited-Term Federal Mortgage Securities Fund	41,454,694	1,025,241	(7,702)	1,017,539
North Carolina Tax-Exempt Bond Fund	49,125,497	3,157,173	(44,646)	3,112,527
Seix Floating Rate High Income Fund	3,656,784,144	34,847,339	(47,305,475)	(12,458,136)
Seix High Yield Fund	2,279,260,061	88,266,277	(35,608,892)	52,657,385
Short-Term Bond Fund	308,557,018	5,181,345	(300,148)	4,881,197
Short-Term Municipal Bond Fund†	9,288,316	458,915	(13,657)	445,258
Short-Term U.S. Treasury Securities Fund	19,481,251	198,336	(1,370)	196,966
Total Return Bond Fund	1,046,722,412	29,674,286	(2,359,181)	27,315,105
Ultra-Short Bond Fund	111,464,663	854,422	(262,407)	592,015
U.S. Government Securities Fund	43,898,925	1,048,688	(181,041)	867,647
U.S. Government Securities Ultra-Short Bond Fund	2,106,993,923	28,615,639	(1,395,660)	27,219,979
Virginia Intermediate Municipal Bond Fund	148,272,423	12,000,957	(64,893)	11,936,064

†	Formerly, Maryland Municipal Bond Fund.

The tax character of distributions paid to shareholders during the year ended March 31, 2012 were as follows:

	Distributions paid from
Fund	Net Investment Income*	Net Long Term Capital Gains	Tax-Exempt Distributions**	Return of Capital	Total Distributions Paid
Core Bond Fund	$19,610,420	$9,028,880	$—	$—	$28,639,300
Corporate Bond Fund	2,928,703	5,151,522	—	—	8,080,225
Georgia Tax-Exempt Bond Fund	233	—	5,460,125	—	5,460,358
High Grade Municipal Bond Fund	45,667	83,915	1,642,472	—	1,772,054
High Income Fund	44,656,035	1,105,381	—	—	45,761,416
Intermediate Bond Fund	42,998,138	20,555,766	—	—	63,553,904
Investment Grade Tax-Exempt Bond Fund	1,439,202	5,529,959	21,724,985	—	28,694,146
Limited Duration Fund	112,879	—	—	—	112,879
Limited-Term Federal Mortgage Securities Fund	877,549	—	—	—	877,549
North Carolina Tax-Exempt Bond Fund	3,417	—	1,656,977	—	1,660,394
Seix Floating Rate High Income Fund	191,455,418	—	—	—	191,455,418
Seix High Yield Fund	135,627,746	—	—	—	135,627,746
Short-Term Bond Fund	6,874,827	—	—	—	6,874,827

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

	Distributions paid from
Fund	Net Investment Income*	Net Long Term Capital Gains	Tax-Exempt Distributions**	Return of Capital	Total Distributions Paid
Short-Term Municipal Bond Fund †	$29,571	$276,015	$582,884	$—	$888,470
Short-Term U.S. Treasury Securities Fund	172,092	249,541	—	—	421,633
Total Return Bond Fund	37,241,446	9,757,510	—	—	46,998,956
Ultra-Short Bond Fund	1,418,011	—	—	—	1,418,011
U.S. Government Securities Fund	2,267,898	1,470,816	—	—	3,738,714
U.S. Government Securities Ultra-Short Bond Fund	18,399,183	—	—	—	18,399,183
Virginia Intermediate Municipal Bond Fund	160,219	1,542,755	5,228,453	—	6,931,427

*	Net investment income includes taxable market discount income and net short-term capital gains, if any.

**	The Funds hereby designate these amounts as Exempt Interest Dividends.

†	Formerly Maryland Municipal Bond Fund.

Amounts designated as “—” are $0.

The tax character of distributions paid to shareholders during the year ended March 31, 2011 were as follows:

	Distributions paid from
Fund	Net Investment Income*	Net Long Term Capital Gains	Tax-Exempt Distributions**	Return of Capital	Total Distributions Paid***
Core Bond Fund	$16,077,502	$9,001,391	$—	$3,210,196	$28,289,089
Corporate Bond Fund	5,841,880	2,815,302	—	—	8,657,182
Georgia Tax-Exempt Bond Fund	1,156	—	8,182,198	—	8,183,354
High Grade Municipal Bond Fund	123,953	—	2,240,279	—	2,364,232
High Income Fund	17,460,959	573,631	—	—	18,034,590
Intermediate Bond Fund	52,826,654	24,181,141	—	4,399,093	81,406,888
Investment Grade Tax-Exempt Bond Fund	22,599,106	4,892,648	30,655,850	—	58,147,604
Limited Duration Fund	184,605	—	—	—	184,605
Limited-Term Federal Mortgage Securities Fund	686,942	—	—	—	686,942
North Carolina Tax-Exempt Bond Fund	7,703	—	2,000,357	—	2,008,060
Seix Floating Rate High Income Fund	104,270,132	—	—	—	104,270,132
Seix High Yield Fund	131,469,591	—	—	—	131,469,591
Short-Term Bond Fund	10,496,316	—	—	—	10,496,316
Short-Term Municipal Bond Fund†	587	82,367	947,774	—	1,030,728
Short-Term U.S. Treasury Securities Fund	790,496	223,436	—	—	1,013,932
Total Return Bond Fund	39,193,984	8,591,898	—	6,002,077	53,787,959
Ultra-Short Bond Fund	1,635,244	—	—	—	1,635,244
U.S. Government Securities Fund	1,409,262	2,309,786	—	—	3,719,048
U.S. Government Securities Ultra-Short Bond Fund	24,487,223	—	—	—	24,487,223
Virginia Intermediate Municipal Bond Fund	96,868	1,193,044	6,529,486	—	7,819,398

*	Net investment income includes taxable market discount income and net short-term capital gains, if any.

**	The Funds hereby designate these amounts as Exempt Interest Dividends.

***	Total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

†	Formerly Maryland Municipal Bond Fund.

Amounts designated as “—” are $0.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

As of March 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation (Depreciation)*	Loss Carryforwards and Deferrals	Total
Core Bond Fund	$—	$2,794,123	$132,124	$9,343,973	$—	$12,270,220
Corporate Bond Fund	—	438,382	148,719	4,387,533	—	4,974,634
Georgia Tax-Exempt Bond Fund	622,710	—	—	10,071,886	(6,300,027)	4,394,569
High Grade Municipal Bond Fund	116,062	843,507	87,877	4,038,905	—	5,086,351
High Income Fund	—	3,368,385	—	(1,763,430)	(2,427,544)	(822,589)
Intermediate Bond Fund	—	6,861,806	1,777,685	38,447,928	—	47,087,419
Investment Grade Tax-Exempt Bond Fund	1,370,860	15,115,536	1,640,398	45,961,601	—	64,088,395
Limited Duration Fund	—	4,188	—	22,681	(1,512,121)	(1,485,252)
Limited-Term Federal Mortgage Securities Fund	—	13,029	—	1,017,539	(15,523,834)	(14,493,266)
North Carolina Tax-Exempt Bond Fund	63,646	—	—	3,112,527	(789,078)	2,387,095
Seix Floating Rate High Income Fund	—	15,061,959	—	(12,458,136)	(78,319,783)	(75,715,960)
Seix High Yield Fund	—	12,032,603	—	52,657,387	(25,279,623)	39,410,367
Short-Term Bond Fund	—	444,469	—	4,881,194	(6,421,441)	(1,095,778)
Short-Term Municipal Bond Fund†	—	59,281	466,631	445,973	—	971,885
Short-Term U.S. Treasury Securities Fund	—	6,488	16,324	196,966	—	219,778
Total Return Bond Fund	—	10,009,510	1,243,272	27,315,104	—	38,567,886
Ultra-Short Bond Fund	—	109,213	—	592,015	(3,825,077)	(3,123,849)
U.S. Government Securities Fund	—	1,098,919	73,389	867,647	—	2,039,955
U.S. Government Securities Ultra-Short Bond Fund	—	1,422,302	—	27,219,979	(17,126,046)	11,516,235
Virginia Intermediate Municipal Bond Fund	418,433	122,790	608,549	11,936,064	—	13,085,836

*	The differences between book-basis and tax basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, straddle deferrals, futures contract mark to market, dividends payable, bank loan adjustments, forward contracts mark to market 988(a)(1)(b), and mark to market on credit default swaps.

†	Formerly Maryland Municipal Bond Fund.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses from prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in taxable years beginning after December 22, 2010 (“post-enactment”), may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment”). The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2012, the post-enactment accumulated short-term and long-term capital loss carryforwards were as follows:

Fund	Short Term	Long Term	Total
Georgia Tax-Exempt Bond Fund	$1,696,406	$854,322	$2,550,728
Seix Floating Rate High Income Fund	19,200,215	—	19,200,215
U.S. Government Securities Ultra-Short Bond Fund	4,283,231	—	4,283,231

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2012

As of March 31, 2012, the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

	Expires
Fund	2013	2014	2015	2016	2017	2018	2019	Total
Georgia Tax-Exempt Bond Fund	$—	$—	$—	$91,135	$2,203,117	$1,455,047	$—	$3,749,299
Limited Duration Fund	—	—	—	—	410,256	1,101,865	—	1,512,121
Limited-Term Federal Mortgage Securities Fund	3,272,116	5,208,560	4,062,767	2,980,391	—	—	—	15,523,834
North Carolina Tax-Exempt Bond Fund	—	—	—	176,247	612,831	—	—	789,078
Seix Floating Rate High Income Fund	—	—	—	24,483,266	28,987,345	—	—	53,470,611
Seix High Yield Fund	—	—	—	—	—	13,691,622	—	13,691,622
Short-Term Bond Fund	—	—	972,747	—	887,687	4,561,007	—	6,421,441
Ultra-Short Bond Fund	548,433	572,772	667,058	—	202,726	1,362,740	451,224	3,804,953
U.S. Government Securities Ultra-Short Bond Fund	393,173	272,349	150,450	—	—	699,858	10,094,590	11,610,420

Amounts designated as “—” are $0.

Capital loss carryforwards may be applied to offset future realized capital gains and may thus reduce future capital gain distributions.

During the year ended March 31, 2012, the following Funds utilized capital loss carryforwards as follows:

Fund	Amount
High Grade Municipal Bond Fund	$986,670
Limited Duration Fund	46,244
Limited-Term Federal Mortgage Securities Fund	1,115,426
North Carolina Tax-Exempt Bond Fund	87,605
Seix High Yield Fund	28,378,257
Short-Term Bond Fund	501,916
Ultra-Short Bond Fund	33,797

During the year ended March 31, 2012, the following Funds had capital loss carryforwards that expired in fiscal 2012 as follows:

Fund	Amount
Limited-Term Federal Mortgage Securities Fund	$604,086
Ultra-Short Bond Fund	460,663
U.S. Government Securities Ultra-Short Bond Fund	296,564

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. During the year ended March 31, 2012, the following Funds had net capital losses:

Fund	Amount
High Income Fund	$2,427,544
Seix Floating Rate High Income Fund	5,648,957
Seix High Yield Fund	11,588,001
Ultra-Short Bond Fund	20,124
U.S. Government Securities Ultra-Short Bond Fund	1,232,395

NOTES TO FINANCIAL STATEMENTS  (concluded)

RIDGEWORTH FUNDS    March 31, 2012

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and March 31 and late year ordinary losses ((i) ordinary losses between January 1 and March 31, and (ii) specified ordinary and currency losses between November 1 and March 31) as occurring on the first day of the following tax year. For the year ended March 31, 2012, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until April 1, 2012.

7.	Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

8.	Subsequent Events

Management has evaluated subsequent events through the date these financial statements were issued for purposes of recognition or disclosure in the financial statements. Management has determined that, except as set forth below, there are no material events that would require disclosure in the Fund’s financial statements through this date.

On April 9, 2012, the shareholders of the Maryland Municipal Bond Fund (the “Fund”) approved the following:

•	A new fundamental policy, which requires the Fund to invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

RIDGEWORTH FUNDS    March 31, 2012

To the Board of Trustees and Shareholders of RidgeWorth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Core Bond Fund (formerly RidgeWorth Investment Grade Bond Fund), Corporate Bond Fund, Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund (formerly RidgeWorth Maryland Municipal Bond Fund), Short-Term U.S. Treasury Securities Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund, and Virginia Intermediate Municipal Bond Fund, (twenty of the funds constituting RidgeWorth Funds, collectively the “Funds”) at March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian, brokers, and application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

May 25, 2012

Boston, Massachusetts

OTHER FEDERAL TAX INFORMATION

RIDGEWORTH FUNDS    March 31, 2012

(Unaudited)

The following Funds hereby designate the following amounts as long term capital gain distributions:

Fund	Amount
Core Bond Fund	$9,028,880
Corporate Bond Fund	5,151,522
High Grade Municipal Bond Fund	83,915
High Income Fund	1,105,381
Intermediate Bond Fund	20,555,766
Investment Grade Tax-Exempt Bond Fund	5,529,959
Short-Term Municipal Bond Fund†	1,077,372
Short-Term U.S. Treasury Securities Fund	249,541
Total Return Bond Fund	9,757,510
U.S. Government Securities Fund	1,470,816
Virginia Intermediate Municipal Bond Fund	1,542,755

†	Formerly Maryland Municipal Bond Fund.

For corporate shareholders, the following percentages of the total ordinary income distributions paid by the following Funds during the fiscal year ended March 31, 2012 qualify for the corporate dividends received deduction:

Fund	Dividend Received Deduction
High Income Fund	2%
Seix High Yield Fund	1

For the year ended March 31, 2012, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
High Income Fund	2%
Seix High Yield Fund	1

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS

RIDGEWORTH FUNDS    March 31, 2012

(Unaudited)

Information pertaining to the current Trustees is set forth below. The Trust’s statement of additional information includes additional information about the Trustees and is available without charge by calling 1-888-784-3863.

Name and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the RidgeWorth Complex Overseen by Trustees	Other Directorships Held By Trustee During the Past 5 Years
Tim E. Bentsen Age: 58	Trustee	Indefinite; since 2012	Audit Partner and Account Executive (since 1993); Lead Area Managing Partner (2005-2009); Office Managing Partner (2003-2009), KPMG LLP.	35	None
Jeffrey M. Biggar Age: 62	Trustee	Indefinite; since 2007	Managing Director, Little Mountain Group, LLC (an independent Registered Investment Advisor consulting firm) (since 2011); Chief Operating Officer, Cedar Brook Financial Partners LLC (2008-2010); Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2000-2006).	35	Multi-Manager Master Portfolios LLC (3 portfolios)
George C. Guynn Age: 69	Trustee	Indefinite; since 2008	Retired. President and Chief Executive Officer (1996-2006) Federal Reserve Bank of Atlanta.	35	Genuine Parts Company; Oxford Industries; John Wieland Homes & Neighborhoods Inc.; Acuity Brands Inc.; Multi-Manager Master Portfolios LLC (3 portfolios)
Sidney E. Harris Age: 62	Trustee	Indefinite; since 2004	Professor (since 1997), Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University.	35	Total System Services, Inc.; Multi-Manager Master Portfolios LLC (3 portfolios)
Warren Y. Jobe Age: 71	Trustee	Indefinite; since 2004	Retired. Executive Vice President and Chief Financial Officer, Georgia Power Company (1982-1998) and Senior Vice President, Southern Company (1998-2001).	35	WellPoint, Inc; UniSource Energy Corporation
Connie D. McDaniel Age: 54	Trustee	Indefinite; since 2005	Vice President, Chief of Internal Audit, Corporate Audit Department (since 2009); Vice President Global Finance Transformation (2007-2009); Vice President and Controller (1999-2007), The Coca-Cola Company.	35	None

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS  (concluded)

RIDGEWORTH FUNDS    March 31, 2012

(Unaudited)

Information pertaining to the current Officers of the Trust is set forth below.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Julia R. Short RidgeWorth Investments 3333 Piedmont Road, NE Suite 1500 Atlanta, GA 30305 Age: 39	President and Chief Executive Officer	One year; since 2007	Managing Director, Product Manager, RidgeWorth Investments. (since 2004); Relationship Manager, SEI Investments (financial services) (1994-2004).
Joseph M. O’Donnell RidgeWorth Investments 3333 Piedmont Road, NE Suite 1500 Atlanta, GA 30305 Age: 57	Executive Vice President and Chief Compliance Officer	One year; since 2011	Chief Compliance Officer of the ING Funds (2004-2011); Executive Vice President of the ING Funds (2004-2011); Chief Compliance Officer of ING Investments, LLC (2006-2008 and October 2009-2011); and Investment Advisor Chief Compliance Officer, Directed Services LLC (2006-2008 and 2009-2011). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (2006).
Cynthia L. Morse-Griffin Foreside Management Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 Age: 36	Treasurer and Chief Financial Officer	One year; since 2010	Fund Principal Financial Officer, Foreside Management Services, LLC (2008-present); Assistant Vice President, Citigroup Fund Services, LLC (2001-2008).
Benjamin H. Lowe RidgeWorth Investments 3333 Piedmont Road, NE Suite 1500 Atlanta, GA 30305 Age: 34	Assistant Treasurer	One year; since March 2012	Director of Fund Administration, RidgeWorth Investments (since 2011); Fund Controller, ALPS Fund Services, Inc. (2005-2011).
Alan Otis State Street Bank and Trust Co. 4 Copley Place, 5th Fl. Boston, MA 02116 Age: 40	Assistant Treasurer	One year; since 2010	Vice President, State Street Bank and Trust Company (since 1995).*
James Bacik State Street Bank and Trust Co. 4 Copley Place, 5th Fl. Boston, MA 02116 Age: 37	Assistant Treasurer	One year; since 2010	Assistant Vice President, State Street Bank and Trust Company (since 2001).*
James M. Atwood Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 Age: 46	Anti-Money Laundering Officer and Identity Theft Prevention Officer	One year; since 2010	Compliance Analyst, Foreside Compliance Services, LLC (since 2007); personal sabbatical (2004-2007); Attorney, Pierce Atwood (law firm) (2001-2004).
Julie Tedesco State Street Bank and Trust Company 4 Copley Place Boston, MA 02116 Age: 54	Secretary and Chief Legal Officer	One year; since 2010	Senior Vice President and Senior Managing Counsel, State Street Bank and Trust Company (since 2000).*
Odeh Stevens State Street Bank and Trust Company 200 Clarendon Street Boston, MA 02116 Age: 43	Assistant Secretary	One year; since 2010	Vice President and Counsel, State Street Bank and Trust Company (since 2005). Legal Product Manager, Fidelity Investments (2000-2005).

*	During the period indicated the Officer has held various positions at State Street Bank and Trust Company and has provided his or her current title.

ADDITIONAL INFORMATION

RIDGEWORTH FUNDS    March 31, 2012

(Unaudited)

ANNUAL APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The continuance of the Trust’s investment advisory agreement with RidgeWorth Capital Management, Inc. (the “Adviser”) and subadvisory agreements between the Adviser and each of Seix Investment Advisors LLC and StableRiver Capital Management LLC (together, the “Subadvisers”) must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Funds and (ii) the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such approval. New advisory agreements for the Trust are also subject to such approval initially and annually after their initial term is complete.

Each year, the Board of Trustees calls and holds a meeting to decide whether to approve and/or renew the Trust’s agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser and Subadvisers. The Trustees use this information, as well as other information that the Adviser, Subadvisers, and other service providers may submit to the Board, to help them decide whether to approve and/or renew the agreements.

In considering the renewal of the agreements with the Adviser and Subadvisers, the Board requested and received material from the Adviser and Subadvisers in preparation for a special meeting of the Board held on October 13, 2011, and requested and reviewed additional material from the Adviser and Subadvisers in preparation for its quarterly meeting held on November 15, 2011, at which it specifically considered the renewal of the agreements. Such material included, among other things, information about: (i) the quality of the Adviser’s and Subadvisers’ investment management and other services; (ii) the Adviser’s and Subadvisers’ investment management personnel; (iii) the Adviser’s and Subadvisers’ operations and financial condition; (iv) the Adviser’s and Subadvisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that the Adviser and Subadvisers charge the Funds compared with the fees they charge to comparable mutual funds or accounts; (vi) the Funds’ overall fees and operating expenses compared with similar mutual funds; (vii) the level of the Adviser’s and Subadvisers’ profitability from their Fund-related operations; (viii) the Adviser’s and Subadvisers’ compliance systems; (ix) the Adviser’s and Subadvisers’ policies and procedures for personal securities transactions; (x) the Adviser’s and Subadvisers’ reputation, expertise, and resources in domestic financial markets; and (xi) the Funds’ performance compared with similar mutual funds. The Board also received a memorandum from fund counsel regarding the responsibilities of the Trustees in connection with their consideration of the agreements.

At the meetings, representatives from the Adviser and Subadvisers presented additional oral and written information to the Board to help the Board evaluate the Adviser’s and Subadvisers’ fees and other aspects of the agreements. The Board also considered information presented by the Adviser, Subadvisers, and other service providers at meetings held throughout the year. The Trustees discussed the written materials, oral presentations, and any other information that the Board received, and considered the approval of the agreements in light of this information.

Based on the Board’s deliberations and evaluation of the information it received, the Board, all of whose members are Independent Trustees, approved the renewal of the agreements with the Adviser and Subadvisers and determined that the compensation under the agreements is fair and reasonable in light of the services to be performed. The Board considered the following specific factors, none of which was controlling, and made the following conclusions:

Nature, Extent, and Quality of Services

The Board received and considered information regarding the nature, extent, and quality of services to be provided to the Funds by the Adviser and Subadvisers. In this regard, the Trustees evaluated, among other things, the Adviser’s and Subadvisers’ personnel, experience, track record, and compliance program. The Board considered the background and experience of the Adviser’s and Subadvisers’ senior management and the expertise of, and amount of attention expected to be given to the Funds by, their portfolio management teams. The Board reviewed the qualifications, backgrounds, and responsibilities of the portfolio managers responsible for the day-to-day

ADDITIONAL INFORMATION  (continued)

RIDGEWORTH FUNDS    March 31, 2012

(Unaudited)

ANNUAL APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS  (concluded)

management of the Funds. The Board also reviewed information pertaining to the Adviser’s and Subadvisers’ organizational structure, senior management, investment operations, and other relevant information. The Board concluded that, within the context of its full deliberations, the nature, extent, and quality of the services to be provided to the Funds by the Adviser and Subadvisers supported the approval of the agreements.

Performance

The Board considered the investment performance of each Fund, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered each Fund’s performance relative to its peer group and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s and Subadvisers’ explanations regarding specific performance issues. The Board concluded that, within the context of its full deliberations, the performance of the Funds, the Adviser, and the Subadvisers supported the approval of the agreements.

Fund Expenses

With respect to advisory fees, the Board considered the rate of compensation under the agreements and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s and Subadvisers’ waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the agreements.

Profitability

The Board reviewed information about the profitability of the Funds to the Adviser and Subadvisers and considered whether the level of profitability was reasonable and justified in light of the quality of the services rendered to the Funds and in comparison to other advisory firms. The Board concluded that, within the context of its full deliberations, the profitability of the Adviser and Subadvisers is within the range the Board considered reasonable.

Economies of Scale

The Board considered the existence of economies of scale and whether they were passed along to Fund shareholders through a graduated advisory fee schedule or other means, including any fee and expense waivers and reimbursements by the Adviser and Subadvisers. The Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

ADDITIONAL INFORMATION  (continued)

RIDGEWORTH FUNDS    March 31, 2012

(Unaudited)

Shareholder Meeting Results

A special meeting of shareholders (“Meeting”) of the Maryland Municipal Bond Fund (“Fund”) was held on April 9, 2012.

The Meeting was held to consider and act on the following proposal: To approve a change to the Fund’s current fundamental investment policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities, including securities subject to the U.S. federal alternative minimum tax, with income exempt from regular U.S. federal income tax and Maryland state income tax to investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities (the “Proposal”).

The number of shares outstanding on the record date (February 22, 2012), the number of shares represented at the Meeting, and the details of the voting with respect to the Proposal is shown below. The Proposal received the required number of affirmative votes for approval.

Shares Outstanding	Shares Represented	Affirmative Votes	Objecting Votes	Abstaining Votes
1,030,174.307	648,421	583,266	65,155	0

ADDITIONAL INFORMATION  (continued)

RIDGEWORTH FUNDS    March 31, 2012

(Unaudited)

Expense Examples

As a shareholder of the RidgeWorth Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) or contingent deferred sales charges on purchases and/or sales; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the RidgeWorth Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2011 through March 31, 2012.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Class	Beginning Account Value 10/01/11	Ending Account Value 03/31/12	Expenses Paid During Period* 10/01/11-03/31/12	Expense Ratio During Period** 10/01/11-03/31/12
Core Bond Fund	I Shares	$1,000.00	$1,011.00	$1.91	0.38%
	A Shares	1,000.00	1,010.10	3.67	0.73
	R Shares	1,000.00	1,008.00	4.92	0.98
Corporate Bond Fund	I Shares	1,000.00	1,028.00	3.09	0.61
	A Shares	1,000.00	1,027.80	4.26	0.84
	C Shares	1,000.00	1,023.00	7.99	1.58
Georgia Tax-Exempt Bond Fund	I Shares	1,000.00	1,040.90	3.16	0.62
	A Shares	1,000.00	1,041.10	3.93	0.77
High Grade Municipal Bond Fund	I Shares	1,000.00	1,046.30	3.22	0.63
	A Shares	1,000.00	1,045.50	3.99	0.78
High Income Fund	I Shares	1,000.00	1,119.80	3.82	0.72
	A Shares	1,000.00	1,119.80	5.41	1.02
	R Shares	1,000.00	1,116.60	6.88	1.30
Intermediate Bond Fund	I Shares	1,000.00	1,011.00	1.71	0.34
	A Shares	1,000.00	1,010.50	3.17	0.63
	R Shares	1,000.00	1,007.50	5.12	1.02
Investment Grade Tax-Exempt Bond Fund	I Shares	1,000.00	1,037.20	3.16	0.62
	A Shares	1,000.00	1,035.00	4.38	0.86
Limited Duration Fund	I Shares	1,000.00	1,002.80	1.60	0.32
Limited-Term Federal Mortgage Securities Fund	I Shares	1,000.00	1,012.00	3.32	0.66
	A Shares	1,000.00	1,011.90	4.33	0.86
	C Shares	1,000.00	1,007.00	8.33	1.66
North Carolina Tax-Exempt Bond Fund	I Shares	1,000.00	1,034.60	3.51	0.69
	A Shares	1,000.00	1,034.90	4.27	0.84
Seix Floating Rate High Income Fund	I Shares	1,000.00	1,067.20	3.57	0.69
	A Shares	1,000.00	1,066.10	4.60	0.89
	C Shares	1,000.00	1,062.70	7.94	1.54
Seix High Yield Fund	I Shares	1,000.00	1,099.00	2.89	0.55
	A Shares	1,000.00	1,098.00	4.09	0.78
	R Shares	1,000.00	1,096.30	5.56	1.06
Short-Term Bond Fund	I Shares	1,000.00	1,018.50	2.37	0.47
	A Shares	1,000.00	1,016.80	4.03	0.80
	C Shares	1,000.00	1,012.50	7.35	1.46
Short-Term Municipal Bond Fund†	I Shares	1,000.00	1,023.80	3.29	0.65
	A Shares	1,000.00	1,023.10	4.05	0.80
Short-Term U.S. Treasury Securities Fund	I Shares	1,000.00	999.00	2.75	0.55
	A Shares	1,000.00	998.10	3.65	0.73
	C Shares	1,000.00	995.10	6.68	1.34
Total Return Bond Fund	I Shares	1,000.00	1,021.10	1.97	0.39
	A Shares	1,000.00	1,019.30	3.48	0.69
	R Shares	1,000.00	1,019.50	4.54	0.90

ADDITIONAL INFORMATION  (continued)

RIDGEWORTH FUNDS    March 31, 2012

(Unaudited)

Fund	Class	Beginning Account Value 10/01/11	Ending Account Value 03/31/12	Expenses Paid During Period* 10/01/11-03/31/12	Expense Ratio During Period** 10/01/11-03/31/12
Ultra-Short Bond Fund	I Shares	$1,000.00	$1,013.90	$1.91	0.38%
U.S. Government Securities Fund	I Shares	1,000.00	992.70	3.94	0.79
	A Shares	1,000.00	991.60	5.08	1.02
	C Shares	1,000.00	988.90	7.71	1.55
U.S. Government Securities Ultra-Short Bond Fund	I Shares	1,000.00	1,009.90	1.86	0.37
Virginia Intermediate Municipal Bond Fund	I Shares	1,000.00	1,025.20	3.19	0.63
	A Shares	1,000.00	1,025.40	3.95	0.78

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days (183) in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

†	Formerly Maryland Municipal Bond Fund.

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each RidgeWorth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Class	Beginning Account Value 10/01/11	Ending Account Value 03/31/12	Expenses Paid During Period* 10/01/11-03/31/12	Expense Ratio During Period** 10/01/11-03/31/12
Core Bond Fund	I Shares	$1,000.00	$1,023.10	$1.92	0.38%
	A Shares	1,000.00	1,021.35	3.69	0.73
	R Shares	1,000.00	1,020.10	4.95	0.98
Corporate Bond Fund	I Shares	1,000.00	1,021.95	3.08	0.61
	A Shares	1,000.00	1,020.80	4.24	0.84
	C Shares	1,000.00	1,017.10	7.97	1.58
Georgia Tax-Exempt Bond Fund	I Shares	1,000.00	1,021.90	3.13	0.62
	A Shares	1,000.00	1,021.15	3.89	0.77
High Grade Municipal Bond Fund	I Shares	1,000.00	1,021.85	3.18	0.63
	A Shares	1,000.00	1,021.10	3.94	0.78
High Income Fund	I Shares	1,000.00	1,021.40	3.64	0.72
	A Shares	1,000.00	1,019.90	5.15	1.02
	R Shares	1,000.00	1,018.50	6.56	1.30
Intermediate Bond Fund	I Shares	1,000.00	1,023.30	1.72	0.34
	A Shares	1,000.00	1,021.85	3.18	0.63
	R Shares	1,000.00	1,019.90	5.15	1.02
Investment Grade Tax-Exempt Bond Fund	I Shares	1,000.00	1,021.90	3.13	0.62
	A Shares	1,000.00	1,020.70	4.34	0.86
Limited Duration Fund	I Shares	1,000.00	1,023.40	1.62	0.32
Limited-Term Federal Mortgage Securities Fund	I Shares	1,000.00	1,021.70	3.34	0.66
	A Shares	1,000.00	1,020.70	4.34	0.86
	C Shares	1,000.00	1,016.70	8.37	1.66
North Carolina Tax-Exempt Bond Fund	I Shares	1,000.00	1,021.55	3.49	0.69
	A Shares	1,000.00	1,020.80	4.24	0.84
Seix Floating Rate High Income Fund	I Shares	1,000.00	1,021.55	3.49	0.69
	A Shares	1,000.00	1,020.55	4.50	0.89
	C Shares	1,000.00	1,017.30	7.77	1.54
Seix High Yield Fund	I Shares	1,000.00	1,022.25	2.78	0.55
	A Shares	1,000.00	1,021.10	3.94	0.78
	R Shares	1,000.00	1,019.70	5.35	1.06

ADDITIONAL INFORMATION  (concluded)

RIDGEWORTH FUNDS    March 31, 2012

(Unaudited)

Fund	Class	Beginning Account Value 10/01/11	Ending Account Value 03/31/12	Expenses Paid During Period* 10/01/11-03/31/12	Expense Ratio During Period** 10/01/11-03/31/12
Short-Term Bond Fund	I Shares	$1,000.00	$1,022.65	$2.38	0.47%
	A Shares	1,000.00	1,021.00	4.04	0.80
	C Shares	1,000.00	1,017.70	7.36	1.46
Short-Term Municipal Bond Fund†	I Shares	1,000.00	1,021.75	3.29	0.65
	A Shares	1,000.00	1,021.00	4.04	0.80
Short-Term U.S. Treasury Securities Fund	I Shares	1,000.00	1,022.25	2.78	0.55
	A Shares	1,000.00	1,021.35	3.69	0.73
	C Shares	1,000.00	1,018.30	6.76	1.34
Total Return Bond Fund	I Shares	1,000.00	1,023.05	1.97	0.39
	A Shares	1,000.00	1,021.55	3.49	0.69
	R Shares	1,000.00	1,020.50	4.55	0.90
Ultra-Short Bond Fund	I Shares	1,000.00	1,023.10	1.92	0.38
U.S. Government Securities Fund	I Shares	1,000.00	1,021.05	3.99	0.79
	A Shares	1,000.00	1,019.90	5.15	1.02
	C Shares	1,000.00	1,017.25	7.82	1.55
U.S. Government Securities Ultra-Short Bond Fund	I Shares	1,000.00	1,023.15	1.87	0.37
Virginia Intermediate Municipal Bond Fund	I Shares	1,000.00	1,021.85	3.18	0.63
	A Shares	1,000.00	1,021.10	3.94	0.78

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days (183) in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

†	Formerly Maryland Municipal Bond Fund.

Proxy Voting Information

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-784-3863. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.ridgeworth.com and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.ridgeworth.com and on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Information

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available free of charge on the SEC’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

INVESTMENT ADVISER:

RidgeWorth Investments

3333 Piedmont Road, NE, Suite 1500

Atlanta, Georgia 30305

www.ridgeworth.com

INVESTMENT SUBADVISERS:

Seix Investment Advisors LLC

10 Mountainview Road, Suite C-200

Upper Saddle River, New Jersey 07458

www.seixadvisors.com

StableRiver Capital Management LLC

3333 Piedmont Road, NE, Suite 1500

Atlanta, Georgia 30305

www.stableriver.com

This information must be preceded or accompanied by a current prospectus for each Fund described. An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about RidgeWorth Funds can be found in the Fund’s prospectus. For additional information, please call 1-888-784-3863, or visit www.ridgeworth.com. Please read the prospectus carefully before investing.

DISTRIBUTOR:

RIDGEWORTH DISTRIBUTORS LLC

Not FDIC Insured • No Bank Guarantee • May Lose Value

RFAR-FI-0312

Item 2. Code of Ethics.

(a)	RidgeWorth Funds (the “Registrant”) has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b)	No disclosures are required by this Item 2(b).

(c)	The Registrant has not made any amendments to its Code of Ethics during the reporting period for this Form N-CSR.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	(1)	The Board of Trustees of the Registrant has determined that the Registrant has at least one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

	(2)	The name of the audit committee financial expert is Connie McDaniel. Ms. McDaniel has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees - The aggregate fees billed for the last two fiscal years ended March 31 for professional services rendered by the principal accountant to the Registrant for the annual audit of the Registrant’s financial statements or services normally provided by the accountant in connection with statutory and regulatory filings or engagements for the those fiscal years are set forth below.

	March 31, 2012	March 31, 2011
Audit Fees	$476,795	$600,528

(b) Audit Related Fees - The aggregate fees billed for the last two fiscal years ended March 31 for professional services rendered by the principal accountant to the Registrant for assurance and related services rendered by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 are set forth below.

	March 31, 2012	March 31, 2011
Audit-Related Fees	$0	$50,850	(1)

(1)	Services related to conversion to service provider performed by the principal accountant.

There were no fees billed for the last two fiscal years ended March 31 for assurance and related services rendered by the principal accountant to the investment adviser that are reasonably related to the performance of the audit of the Registrant’s financial statements that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c) Tax Fees - The aggregate fees billed for the last two fiscal years ended March 31 for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns are set forth below.

	March 31, 2012	March 31, 2011
Tax Fees	$179,526	$0

There were no fees billed for the last two fiscal years ended March 31 for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(d) All Other Fees - The aggregate fees billed for the last two fiscal years ended March 31 for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraph (a) – (c) of this Item 4 are set forth below.

	March 31, 2012	March 31, 2011
All Other Fees	$0	$0

There were no fees billed for the last two fiscal years ended March 31 for products and services provided by the principal accountant to the investment adviser that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(e)(1) Audit Committee’s Pre-Approval Policies and Procedures

RIDGEWORTH FUNDS

Audit and Non-Audit Services Pre-Approval Policy

I.	Statement of Principles

As set forth in the chart below, the Sarbanes-Oxley Act of 2002 (the “Act”), and rules adopted by the Securities and Exchange Commission (“SEC”) require that the Audit Committee of the Board of Trustees pre-approve all audit services and non-audit services provided to RidgeWorth Funds (the “Trust”) and its portfolios (the “Funds”) by its independent accountant (“Auditor”), as well as non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”), listed on Appendix A, if the services directly impact the Funds’ operations and financial reporting.1

Where Pre-Approval is Required

	Audit Service	Non-Audit Service

Fund	Yes	Yes

Adviser	No	Yes, if directly related to Fund operation and financial reporting

Service Affiliate	No	Yes, if directly related to Fund operation and financial reporting

The following policies and procedures (except Section IX) govern the ways in which the Audit Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Trust and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide a mechanism by which management of the Trust may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services by the Auditor may be achieved through a combination of the procedures described in Section VI below.

With respect to non-audit services that may be provided to the Trust by an accounting firm other than the Auditor, the Chairperson of the Audit Committee is authorized to pre-approve such services in accordance with the procedures described in Section IX below.

[1]	The Audit Committee also is permitted to ratify the provision of inadvertent non-audit services, but only if:
•	the value of all such services do not exceed 5% of total revenues paid by the Trust and Service Affiliates to the Auditor in the fiscal year when services are provided;
•	the services were not recognized as non-audit services at the time they were provided; and
•	the services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

II.	Audit Services

The annual audit services engagement scope and terms will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit (including required rating agency reviews) and other procedures required to be performed by the independent auditor to be able to form an opinion on the Trust’s financial statements. The Audit Committee will monitor the audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, Fund structure or other items. The Audit Committee will pre-approve all audit services for the Trust.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements or that are traditionally performed by the Auditor. The Audit Committee will pre-approve all audit-related services for the Trust.

IV.	Tax Services

Tax services to the Trust include tax compliance, tax planning and tax advice. The Audit Committee will review all proposed tax related services to assure that their provision would not impair the independence of the Auditor. The Audit Committee will pre-approve all tax services for the Trust.

V.	All Other Services

While the SEC’s rules prohibit the Auditor from providing specific non-audit services, as listed on Appendix A, certain other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may pre-approve those permissible non-audit services classified as All Other Services that it believes would not impair the independence of the Auditor, and are consistent with the SEC’s rules on auditor independence. The Audit Committee will pre-approve all other services for the Trust.

VI.	Procedures

A.	Regular Pre-Approval Procedures

The Audit Committee shall pre-approve at its regularly scheduled meetings the audit, audit-related, tax and other non-audit services to be rendered by the Auditor to the Trust and those non-audit services to be rendered by the Auditor to the Service Affiliates that require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or the President and/or Treasurer with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting, an explanation of why the service is being performed, and projected fees.

The Auditor shall notify the President, Treasurer, and Chairperson of the Audit Committee as soon as practicable regarding its engagement to provide Fund-related non-audit services to Service Affiliates.

B.	Interim Pre-Approval Procedures

If, in the opinion of the President and/or Treasurer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, the Chairperson of the Audit Committee (the “Chairperson”) is authorized to pre-approve the engagement so long as the amount to be paid to the Auditor would not exceed $50,000. The President and/or Treasurer will coordinate with the Chairperson and provide to the Chairperson, with the assistance of the Auditor, information about the service to be considered for pre-approval. The Auditor may not commence the engagement under consideration until the President and/or Treasurer has indicated that pre-approval has been obtained from the Chairperson. The Chairperson will report any interim pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

VII.	Recordkeeping

The Trust shall maintain a written record of all decisions made by the Audit Committee or by the Chairperson of the Audit Committee pursuant to these procedures, together with appropriate supporting material. In connection with the ratification of any inadvertent non-audit services, a record shall be made indicating that each of the conditions for this exception to the pre-approval requirement has been satisfied.

VIII.	Amendment

The Audit Committee may review and amend these policies and procedures from time to time as it deems appropriate.

IX.	Interim Pre-Approval of Non-Audit Services By Other Accounting Firms

If, in the opinion of the President and/or Treasurer, a proposed engagement for non-audit services to the Trust by an accounting firm other than the Auditor needs to commence before the next regularly scheduled Audit Committee meeting, the Chairperson is authorized to pre-approve the engagement so long as the amount to be paid to the accounting firm would not exceed $50,000. The Chairperson will report any interim pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

Adopted: March 1, 2012

Amended

Appendix A

Service Affiliates Subject to Pre-Approval of Non-Audit Services

Including, but not limited to:

RidgeWorth Capital Management, Inc. and its subsidiaries.

Zevenbergen Capital Investments LLC

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services;

•	Internal audit outsourcing services;

•	Management functions or human resources;

•	Broker or dealer, investment adviser, or investment banking services;

•	Legal services and expert services unrelated to the audit.

(e)(2) Percentage of Services - None of the services summarized in (b)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees billed for the last two fiscal years ended March 31 for services rendered by the principal accountant to the Registrant are set forth below.

March 31, 2012	March 31, 2011
$179,526	$50,850

The approximate aggregate non-audit fees billed for the last two fiscal years ended March 31 for services rendered by the Registrant’s principal accountant to the Registrant’s investment adviser, and any other entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant are set forth below.

March 31, 2012	March 31, 2011
$17,100,000	$1,475,678

Services for which the non-audit fees were billed relate principally to mortgage compliance reviews, general corporate and state and local tax assistance and accounting matters, and various strategic reporting consulting projects.

(h) In regards to Item 4 (g), the Audit Committee has considered that the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as a part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board of Trustees has not adopted formal procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics described in Item 2 is attached hereto.
	(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.
	(3)	Not applicable.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RIDGEWORTH FUNDS

By:	/s/ Julia Short
Julia Short
President

Date:	June 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Julia Short
Julia Short
President

Date:	June 7, 2012

By:	/s/ Cynthia L. Morse-Griffin
Cynthia L. Morse-Griffin
Treasurer

Date:	June 7, 2012